As filed with the Securities and Exchange Commission on April 30, 2018

1933 Act Registration No. 033-70742

1940 Act Registration No. 811-08090

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 186

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 188

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

Jayson R. Bronchetti, President

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (260) 455-2000

Ronald A. Holinsky, Esquire

Lincoln Financial Group

150 N. Radnor-Chester Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Copies of all communications to:

Robert A. Robertson, Esquire

Dechert, LLP

2010 Main Street, Suite 500

Irvine, CA 92614

It is proposed that this filing will become effective:

[X] immediately upon filing pursuant to paragraph (b)

[   ] on                     , pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on                      pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on                      pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest.

Lincoln Variable Insurance Products Trust
LVIP Baron Growth Opportunities Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Baron Growth Opportunities Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Baron Growth Opportunities Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Baron Growth Opportunities Fund (the “Fund”) is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	1.08%	1.33%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.93%	1.18%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.09% on the first $250 million of the Fund's average daily net assets; 0.14% on the next $250 million of the Fund's average daily net assets; 0.19% on the next $200 million of the Fund's average daily net assets; 0.20% on the next $50 million of the Fund's average daily net assets; and 0.25% in excess of $750 million of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.93% of the Fund’s average daily net assets for the Standard Class (and 1.18% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 95	$328	$580	$1,302
Service Class	$120	$406	$714	$1,587
LVIP Baron Growth Opportunities Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index was $144 million to $4.4 billion as of March 31, 2018. Mid-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $144 million to $10.6 billion as of March 31, 2018.
The Fund purchases stocks in businesses when the sub-adviser believes there is potential for the stock to increase significantly in value over the long term. Because of the long term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges. The Fund may invest in larger companies if the sub-adviser perceives an attractive opportunity in a larger company.
In making investment decisions, the sub-adviser seeks to invest in businesses it believes have significant opportunities for growth; sustainable competitive advantages; exceptional management; and an attractive valuation. Of course, there is no guarantee the Fund will be successful at achieving its investment goals.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP Baron Growth Opportunities Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Service Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 22.03%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (27.15%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Baron Growth Opportunities Fund – Standard Class	27.56%	13.72%	9.69%
LVIP Baron Growth Opportunities Fund – Service Class	27.24%	13.44%	9.41%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	22.17%	15.21%	9.19%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BAMCO, Inc.
Portfolio Managers
BAMCO, Inc. Portfolio Managers	Company Title	Experience with Fund
Ronald Baron	Chief Executive Officer and Chairman	Since September 1998
Neal Rosenberg	Vice President and Assistant Portfolio Manager	Since October 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
LVIP Baron Growth Opportunities Fund	3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Baron Growth Opportunities Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects. This objective is non-fundamental and may be changed without shareholder approval.
The Fund invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential. Small-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index was $144 million to $4.4 billion as of March 31, 2018. Mid-cap companies are defined for this purpose as companies with market capitalization at the time of purchase in the range of companies in the Russell 2500 Index. The market capitalization range of the Russell 2500 Index was $144 million to $10.6 billion as of March 31, 2018.
The Fund purchases stocks in businesses when the sub-adviser believes there is potential for the stock to increase significantly in value over the long term. Of course, there can be no guarantee that the sub-adviser will be successful in achieving the Fund's objectives. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges. The Fund may invest in larger companies if the sub-adviser perceives an attractive opportunity in a larger company.
In making investment decisions, the sub-adviser seeks to invest in businesses it believes have significant opportunities for growth; sustainable competitive advantages; exceptional management; and an attractive valuation. Of course, there can be no guarantee the Fund will be successful at achieving its investment goals.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
5

Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.90% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	BAMCO, Inc., 767 Fifth Avenue, 49th Floor, New York, New York 10153. BAMCO, Inc. has been responsible for the day-to-day management of the Fund since its inception. As of December 31, 2017, BAMCO, Inc. managed $26,303 million in assets.
BAMCO, Inc. Portfolio Managers	Ronald Baron and Neal Rosenberg are responsible for the day-to-day management of the Fund's assets.
Ronald Baron, is the Chief Executive Officer and Chairman of BAMCO, Inc. and its parent company, Baron Capital Group, Inc. (BCG). He has held these positions since their inception in 1987 and 1984, respectively. Mr. Baron, with his family, is the principal owner of BCG. Mr. Baron has over 44 years of investment management experience. He holds a B.A. from Bucknell University.
6

Neal Rosenberg, is a Vice President and Assistant Portfolio Manager of BAMCO, Inc. Mr. Rosenberg joined BAMCO, Inc. in 2006 as a research analyst and has 13 years of research experience. Mr. Rosenberg graduated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Economics in 2002 and with an M.B.A. in 2003.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
7

Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
8

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
9

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 41.088	$41.922	$ 47.819	$45.941	$ 35.526
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.001)	0.240	(0.017)	0.092	0.032
Net realized and unrealized gain (loss)	11.178	2.219	(2.102)	2.244	13.978
Total from investment operations	11.177	2.459	(2.119)	2.336	14.010
Less dividends and distributions from:
Net investment income	—	(0.305)	—	(0.197)	(0.184)
Net realized gain	(1.900)	(2.988)	(3.778)	(0.261)	(3.411)
Total dividends and distributions	(1.900)	(3.293)	(3.778)	(0.458)	(3.595)
Net asset value, end of period	$ 50.365	$41.088	$ 41.922	$47.819	$ 45.941
Total return[2]	27.56%	5.83%	(4.53%)	5.12%	40.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 41,010	$23,668	$ 26,105	$ 8,964	$ 16,739
Ratio of expenses to average net assets	0.95%	1.01%	1.01%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.05%	1.05%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	0.00%	0.58%	(0.03%)	0.20%	0.08%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.12%)	0.54%	(0.07%)	0.16%	0.05%
Portfolio turnover	7%	8%	12%	12%	6%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
10

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 40.172	$ 41.063	$ 47.034	$ 45.201	$ 35.084
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.116)	0.133	(0.133)	(0.022)	(0.071)
Net realized and unrealized gain (loss)	10.913	2.168	(2.060)	2.201	13.783
Total from investment operations	10.797	2.301	(2.193)	2.179	13.712
Less dividends and distributions from:
Net investment income	—	(0.204)	—	(0.085)	(0.184)
Net realized gain	(1.900)	(2.988)	(3.778)	(0.261)	(3.411)
Total dividends and distributions	(1.900)	(3.192)	(3.778)	(0.346)	(3.595)
Net asset value, end of period	$ 49.069	$ 40.172	$ 41.063	$ 47.034	$ 45.201
Total return[2]	27.24%	5.57%	(4.77%)	4.85%	40.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$569,973	$473,667	$511,622	$576,278	$590,082
Ratio of expenses to average net assets	1.20%	1.26%	1.26%	1.26%	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.30%	1.30%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets	(0.25%)	0.33%	(0.28%)	(0.05%)	(0.17%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.37%)	0.29%	(0.32%)	(0.09%)	(0.20%)
Portfolio turnover	7%	8%	12%	12%	6%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
11

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
12

Lincoln Variable Insurance Products Trust
LVIP Wellington Capital Growth Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Wellington Capital Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Wellington Capital Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Wellington Capital Growth Fund (the “Fund”) is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.69%	0.69%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.77%	1.02%
Less Fee Waiver[2,3]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.75%	1.00%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $100 million of the Fund’s average daily net assets; 0.00% on the next $150 million of the Fund's daily net assets; 0.025% on the next $250 million of the Fund's daily net assets; and 0.05% of the Fund’s average daily net assets in excess of $500 million. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[3] The Fee Waiver was restated to reflect the current fee waiver of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$244	$426	$ 952
Service Class	$102	$323	$561	$1,246
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
LVIP Wellington Capital Growth Fund	1

Principal Investment Strategies
The Fund pursues its objective by primarily investing in equity securities of large U.S. companies and may purchase some medium-cap companies. The Fund may also invest up to 25% of its assets in foreign equity securities.
The Fund invests in stocks of successful, large, growing companies. The Fund’s investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long-term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then coupled with a valuation assessment to evaluate the upside potential for investing in a company.
Using a unique valuation measure in each industry, the sub-adviser ranks each stock based on its estimated upside return potential relative to its downside risk. The sub-adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below the median.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP Wellington Capital Growth Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 20.18%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (20.44%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Wellington Capital Growth Fund – Standard Class	35.86%	17.65%	8.63%
LVIP Wellington Capital Growth Fund – Service Class	35.52%	17.36%	8.36%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	30.21%	17.33%	10.00%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager
Wellington Management Portfolio Manager	Company Title	Experience with Fund
Andrew J. Shilling	Senior Managing Director and Equity Portfolio Manager	Since May 2004
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
LVIP Wellington Capital Growth Fund	3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Wellington Capital Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in equity securities of large U.S. companies and may purchase some medium-cap companies. The Fund may also invest up to 25% of its assets in foreign equity securities.
The Fund invests in stocks of successful, large, growing companies. The Fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then coupled with a valuation assessment to evaluate the upside potential for investing in a company.
Using a unique valuation measure in each industry that is based on a proprietary discounted cash flow model, the sub-adviser ranks each stock based on its estimated upside return potential relative to its downside risk. The sub-adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below the median. The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to have greater estimated upside return potential relative to downside risk.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
5

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.67% of the Fund's average net assets).
Sub-Adviser	Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management had investment management authority with respect to approximately $1,080 billion in assets.
Wellington Management Portfolio Manager	Andrew Shilling is responsible for the day-to-day management of the Fund's assets.
6

Andrew J. Shilling, CFA, is a Senior Managing Director and Equity Portfolio Manager of Wellington Management, and has served as the Portfolio Manager for the Fund since 2004. Mr. Shilling joined Wellington Management as an investment professional in 1994. He holds an M.B.A. from Dartmouth College and is a Chartered Financial Analyst® (CFA) Charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
7

Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
8

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
9

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 35.922	$ 38.974	$ 41.894	$ 37.738	$ 27.748
Income from investment operations:
Net investment income[1]	0.033	0.033	0.066	0.083	0.049
Net realized and unrealized gain	12.657	0.102	3.557	4.211	9.941
Total from investment operations	12.690	0.135	3.623	4.294	9.990
Less dividends and distributions from:
Net investment income	—	—	—	(0.073)	—
Net realized gain	(2.841)	(3.187)	(6.543)	(0.065)	—
Total dividends and distributions	(2.841)	(3.187)	(6.543)	(0.138)	—
Net asset value, end of period	$ 45.771	$ 35.922	$ 38.974	$ 41.894	$ 37.738
Total return[2]	35.86%	0.10%	9.42%	11.37%	36.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,877	$128,537	$136,262	$134,373	$130,399
Ratio of expenses to average net assets	0.75%	0.75%	0.74%	0.74%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.75%	0.74%	0.74%	0.76%
Ratio of net investment income to average net assets	0.08%	0.09%	0.16%	0.21%	0.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.07%	0.09%	0.16%	0.21%	0.15%
Portfolio turnover	27%	31%	33%	45%	47%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
10

	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 35.244	$ 38.390	$ 41.459	$ 37.377	$ 27.551
Income (loss) from investment operations:
Net investment loss[1]	(0.071)	(0.060)	(0.040)	(0.015)	(0.032)
Net realized and unrealized gain	12.399	0.101	3.514	4.162	9.858
Total from investment operations	12.328	0.041	3.474	4.147	9.826
Less dividends and distributions from:
Net realized gain	(2.841)	(3.187)	(6.543)	(0.065)	—
Total dividends and distributions	(2.841)	(3.187)	(6.543)	(0.065)	—
Net asset value, end of period	$ 44.731	$ 35.244	$ 38.390	$ 41.459	$ 37.377
Total return[2]	35.52%	(0.15%)	9.15%	11.09%	35.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$343,525	$298,355	$318,018	$319,768	$326,361
Ratio of expenses to average net assets	1.00%	1.00%	0.99%	0.99%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.00%	0.99%	0.99%	1.01%
Ratio of net investment loss to average net assets	(0.17%)	(0.16%)	(0.09%)	(0.04%)	(0.10%)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.18%)	(0.16%)	(0.09%)	(0.04%)	(0.10%)
Portfolio turnover	27%	31%	33%	45%	47%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
11

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
12

Lincoln Variable Insurance Products Trust
LVIP Clarion Global Real Estate Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Clarion Global Real Estate Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Clarion Global Real Estate Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Clarion Global Real Estate Fund (the “Fund”) is to seek total return through a combination of current income and long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.69%	0.69%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Total Annual Fund Operating Expenses	0.79%	1.04%
Less Fee Waiver[2,3]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.77%	1.02%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $200 million of the Fund’s average daily net assets; 0.05% on the next $50 million of the Fund's daily net assets; 0.025% on the next $250 million of the Fund's daily net assets; 0.00% on the next $250 million of the Fund's daily net assets; 0.05% on the next $250 million of the Fund's daily net assets; and 0.00% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[3] The Fee Waiver was restated to reflect the current fee waiver of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 79	$250	$437	$ 976
Service Class	$104	$329	$572	$1,269
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
LVIP Clarion Global Real Estate Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing primarily in equity securities of companies that are principally engaged in the real estate industry (“real estate companies”). The Fund’s sub-adviser, under normal circumstances, will invest at least 80% of the Fund’s assets in companies in the real estate industry.
The Fund’s sub-adviser defines a real estate company as a company that derives its intrinsic value from owning, operating, leasing, developing, managing, brokering and/or selling residential, commercial or industrial real estate, land or infrastructure. Real estate companies include, for example, real estate investment trusts (“REITs”).
The sub-adviser uses a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The sub-adviser first selects property sectors and geographic regions in which to invest, then uses an in-house valuation process to identify investments that it believes demonstrate superior current income and growth potential relative to their peers.
Although the Fund’s sub-adviser expects to invest primarily in common stock, it also may invest in other equity securities, including preferred stocks, convertible securities, and rights or warrants to buy common stocks. The sub-adviser may purchase equity securities in initial public offerings and Rule 144A offerings.
The sub-adviser will invest Fund assets in real estate companies located in a number of different countries, including the United States and other developed countries. The sub-adviser also may invest in companies located in countries with emerging securities markets. The sub-adviser may invest in securities of companies of any market capitalization.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
2	LVIP Clarion Global Real Estate Fund

•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•	Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.
•	Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Clarion Global Real Estate Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 36.16%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (30.46%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Clarion Global Real Estate Fund – Standard Class	10.87%	5.45%	3.42%
LVIP Clarion Global Real Estate Fund – Service Class	10.58%	5.18%	3.16%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	10.36%	6.32%	3.28%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    CBRE Clarion Securities LLC (“Clarion”)
Portfolio Managers
Clarion Portfolio Managers	Company Title	Experience with Fund
T. Ritson Ferguson	Chief Executive Officer and Global Chief Investment Officer	Since September 2012
Joseph P. Smith	President, Co-Chief Investment Officer, and Senior Global Portfolio Manager	Since September 2012
Steven D. Burton	Co-Chief Investment Officer and Senior Global Portfolio Manager	Since September 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP Clarion Global Real Estate Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Clarion Global Real Estate Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in equity securities of companies that are principally engaged in the real estate industry (“real estate companies”). The Fund’s sub-adviser, under normal circumstances, will invest at least 80% of the Fund’s net assets in companies in the real estate industry.
The Fund’s sub-adviser defines a real estate company as a company that derives its intrinsic value from owning, operating, leasing, developing, managing, brokering and/or selling residential, commercial or industrial real estate, land or infrastructure. Real estate companies include, for example, real estate investment trusts (“REITs”).
The sub-adviser uses a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The sub-adviser first selects property sectors and geographic regions in which to invest, and then determines the degree of representation of such sectors and regions through a systematic evaluation of listed and direct real estate market trends and conditions. The sub-adviser then uses an in-house valuation process to identify investments that it believes demonstrate superior current income and growth potential relative to their peers. The sub-adviser’s in-house valuation process examines several factors, including the value and quality of a company’s properties, its capital structure, its strategy, and the ability of its management team.
Although the Fund’s sub-adviser expects to invest primarily in common stock, it also may invest in other equity securities, including preferred stocks, convertible securities, and rights or warrants to buy common stocks. The sub-adviser may purchase equity securities in initial public offerings and Rule 144A offerings.
The sub-adviser will invest Fund assets in real estate companies located in a number of different countries, including the United States and other developed countries. The sub-adviser also may invest in companies located in countries with emerging securities markets. The sub-adviser may invest in securities of companies of any market capitalization.
The sub-adviser also may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities of companies in the real estate industry only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
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REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small;
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differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
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In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.69% of the Fund's average net assets).
Sub-Adviser	CBRE Clarion Securities LLC (“Clarion”), 201 King of Prussia Rd., Suite 600, Radnor, PA 19087 is a majority-owned subsidiary of CBRE Group. Clarion is the real estate securities management arm of CBRE Global Investors, Clarion’s independently operated real estate investment management affiliate. Clarion and its predecessors have been engaged in the investment management business since 1992. As of December 31, 2017 Clarion managed approximately $14.7 billion in assets under management.
Clarion Portfolio Managers	T. Ritson Ferguson, Joseph Smith, and Steven Burton are responsible for the day-to-day management of the Fund's assets.
T. Ritson Ferguson, CFA, is Chief Executive Officer and Global Chief Investment Officer at Clarion. He co-founded Clarion’s predecessor firm in 1992 and has over 26 years of real estate investment management experience. Mr. Ferguson holds a B.S., summa cum laude, from Duke University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania. He is a Chartered Financial Analyst® (CFA) Charterholder.
Joseph P. Smith, CFA, is President, Co-Chief Investment Officer, and Senior Global Portfolio Manager at Clarion, serving as co-leader of the Americas real estate securities research team. He joined Clarion’s predecessor firm in 1997 and has over 22 years of real estate investment management experience. Mr. Smith holds a B.S., magna cum laude, from Villanova University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania. He is a Chartered Financial Analyst® (CFA) Charterholder.
Steven D. Burton, CFA, is Co-Chief Investment Officer and Senior Global Portfolio Manager at Clarion, serving as co-leader of the European real estate securities research team. He joined Clarion’s predecessor firm in 1995 and has over 27 years of real estate investment management experience. Mr. Burton holds a B.A., cum laude, from Middlebury College and an M.B.A. from the Kellogg School, Northwestern University. He is a Chartered Financial Analyst ® (CFA) Charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
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If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Clarion Global Real Estate Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.024	$ 9.306	$ 9.732	$ 8.778	$ 8.497
Income (loss) from investment operations:
Net investment income[1]	0.229	0.203	0.157	0.212	0.156
Net realized and unrealized gain (loss)	0.746	(0.089)	(0.288)	1.000	0.125
Total from investment operations	0.975	0.114	(0.131)	1.212	0.281
Less dividends and distributions from:
Net investment income	(0.412)	(0.396)	(0.295)	(0.258)	—
Total dividends and distributions	(0.412)	(0.396)	(0.295)	(0.258)	—
Net asset value, end of period	$ 9.587	$ 9.024	$ 9.306	$ 9.732	$ 8.778
Total return[2]	10.87%	1.18%	(1.22%)	13.89%	3.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$296,649	$288,333	$297,101	$459,143	$359,296
Ratio of expenses to average net assets	0.78%	0.75%	0.74%	0.73%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.75%	0.74%	0.81%	1.03%
Ratio of net investment income to average net assets	2.44%	2.14%	1.61%	2.25%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.14%	1.61%	2.17%	1.51%
Portfolio turnover	89%	45%	51%	33%	40%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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	LVIP Clarion Global Real Estate Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.937	$ 9.219	$ 9.643	$ 8.681	$ 8.425
Income (loss) from investment operations:
Net investment income[1]	0.203	0.177	0.130	0.186	0.133
Net realized and unrealized gain (loss)	0.738	(0.086)	(0.283)	0.989	0.123
Total from investment operations	0.941	0.091	(0.153)	1.175	0.256
Less dividends and distributions from:
Net investment income	(0.389)	(0.373)	(0.271)	(0.213)	—
Total dividends and distributions	(0.389)	(0.373)	(0.271)	(0.213)	—
Net asset value, end of period	$ 9.489	$ 8.937	$ 9.219	$ 9.643	$ 8.681
Total return[2]	10.58%	0.94%	(1.47%)	13.60%	3.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,005	$110,338	$117,960	$118,790	$112,568
Ratio of expenses to average net assets	1.03%	1.00%	0.99%	0.98%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.00%	0.99%	1.06%	1.28%
Ratio of net investment income to average net assets	2.19%	1.89%	1.36%	2.00%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	1.89%	1.36%	1.92%	1.26%
Portfolio turnover	89%	45%	51%	33%	40%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”), is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.80%	1.05%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 81	$255	$443	$ 987
Service Class	$107	$333	$578	$1,280
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of medium-cap companies. The sub-adviser defines medium-cap companies as companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. In implementing its strategies, the sub-adviser’s investments are primarily in common stocks and real estate investment trusts (REITs) and while such investments are primarily in medium-cap companies, as described above, the sub-adviser may also invest in equity securities of companies with other capitalizations, including large-cap.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected JP Morgan Investment Management Inc. (“JPMorgan”) to serve as the Fund’s sub-adviser. JPMorgan is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to each investment strategy. The adviser may change the allocation at any time, in its sole discretion and the percentage of the Fund’s assets allocated to each strategy may change over time.
For the “mid cap value” strategy, JPMorgan employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. JPMorgan looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong, experienced management teams.
For the “intrepid value” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.
For the “intrepid mid cap” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes are attractive based on characteristics such as valuation and momentum. In identifying securities that have attractive momentum characteristics, JPMorgan looks for securities which have prices that have been increasing and that JPMorgan believes will continue to increase.
The adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to the “mid cap value” strategy, approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid value” strategy, and approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid mid cap” strategy. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
2	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Momentum Style Risk. Momentum investing involves buying securities that have had recent positive returns. These securities may be more volatile than a broad cross-section of securities.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 21.70%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (24.40%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on September 21, 2012 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund – Standard Class	14.69%	9.34%	6.02%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund – Service Class	14.41%	9.07%	5.75%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	13.34%	14.68%	9.10%
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    J.P. Morgan Investment Management Inc. (“JPMorgan”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Jason Alonzo	Managing Director	Since February 2016
Gloria Fu, CFA	Managing Director	Since September 2012
Phillip D. Hart, CFA	Managing Director	Since February 2016
Lawrence Playford, CPA, CFA	Managing Director	Since September 2012
Dennis S. Ruhl, CFA	Managing Director	Since February 2016
Jonathan K.L. Simon	Managing Director	Since September 2012
Pavel Vaynshtok, CFA	Managing Director	Since February 2016

4	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of medium-cap companies. The sub-adviser defines medium-cap companies as companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on March 31, 2018, the market capitalizations of the companies in the index ranged from $2.4 billion to $40.0 billion. In implementing its strategies, the sub-adviser’s investments are primarily in common stocks and real estate investment trusts (REITs) and while such investments are primarily in medium-cap companies, as described above, the sub-adviser may also invest in equity securities of companies with other capitalizations, including large-cap.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the sub-adviser may invest. To the extent the sub-adviser uses derivatives, the sub-adviser will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected JP Morgan Investment Management Inc. (“JPMorgan”) to serve as the Fund’s sub-adviser. JPMorgan is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to each investment strategy. The adviser may change the allocation at any time, in its sole discretion and the percentage of the Fund’s assets allocated to each strategy may change over time.
For the “mid cap value” strategy, JPMorgan employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. JPMorgan looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong, experienced management teams.
For the “intrepid value” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.
For the “intrepid mid cap” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes are attractive based on characteristics such as valuation and momentum. In identifying securities that have attractive momentum characteristics, JPMorgan looks for securities which have prices that have been increasing and that JPMorgan believes will continue to increase.
JPMorgan may sell a security for several reasons. For example, a security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if JPMorgan identifies a stock that it believes offers a better investment opportunity.
The adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to the “mid cap value” strategy, approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid value” strategy, and approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid mid cap” strategy. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
6

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of mid-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
7

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Momentum Style Risk. Momentum investing involves buying securities that have had recent positive returns. These securities may be more volatile than a broad cross-section of securities. Momentum can turn quickly. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser s and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.70% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
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Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMorgan”) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2017, JPMorgan and its affiliates had $2.034 trillion in assets under management.
JPMorgan Portfolio Managers	Jason Alonzo, Gloria Fu, Phillip Hart, Lawrence Playford, Dennis Ruhl, Jonathan Simon, and Pavel Vaynshtok are responsible for the day-to-day management of the portion of the Fund's assets allocated to JPMorgan.
Jason Alonzo, is a Managing Director with JPMorgan and is a portfolio manager of the U.S. Behavioral Finance Large Cap Equity team that is responsible for the Intrepid strategies. He joined JPMorgan in 2000 and has been a member of the portfolio management team since 2003. Mr. Alonzo holds a B.S. in Management/Technology from Rensselaer Polytechnic Institute.
Gloria Fu, CFA, is a Managing Director with JPMorgan and is a portfolio manager of the U.S. Equity Value Team. She joined JPMorgan in 2002. Ms. Fu holds a B.S. and M.S. from Cornell University and is a Chartered Financial Analyst® (CFA) Charterholder.
Phillip D. Hart, CFA, is a Managing Director with JPMorgan and is head of the U.S. Behavioral Finance Small/Mid Cap Team. He joined JPMorgan in 2003. Mr. Hart holds a B.A. in Economics from Cornell University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Lawrence Playford, CPA, CFA, is a Managing Director and the Chief Investment Officer of the U.S. Equity Value team. He joined JPMorgan in 1993. Mr. Playford holds a B.B.A. in Accounting from the University of Notre Dame and an M.B.A. in Finance from Fordham University. He is a Certified Public Accountant and a Chartered Financial Analyst® (CFA) Charterholder.
Dennis S. Ruhl, CFA, is a Managing Director and the Chief Investment Officer of the U.S. Behavioral Finance Equity Group within JPMorgan. He joined JPMorgan in 1999. Mr. Ruhl holds a B.A. in Mathematics and a B.A. in Computer Science from Massachusetts Institute of Technology. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jonathan K.L. Simon, is a Managing Director and a portfolio manager of the U.S. Equity Value Team within JPMorgan. He joined the JPMorgan in 1980. Mr. Simon holds a M.A. in Mathematics from Oxford University.
Pavel Vaynshtok, CFA, is a Managing Director and a portfolio manager of the U.S. Behavioral Finance Large Cap Equity Team within JPMorgan. He joined JPMorgan in 2011. Mr. Vaynshtok holds a B.S. in Operations Research and Economics from the Columbia University School of Engineering and Applied Science and an M.B.A. from the University of Michigan Business School. He is a Chartered Financial Analyst® (CFA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
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Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
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The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.618	$ 14.299	$ 15.623	$14.564	$ 11.782
Income (loss) from investment operations:
Net investment income[2]	0.164	0.138	0.113	0.133	0.094
Net realized and unrealized gain (loss)	2.129	1.294	(1.322)	1.050	2.753
Total from investment operations	2.293	1.432	(1.209)	1.183	2.847
Less dividends and distributions from:
Net investment income	(0.176)	(0.113)	(0.103)	(0.123)	(0.065)
Return of capital	—	—	(0.012)	(0.001)	—
Total dividends and distributions	(0.176)	(0.113)	(0.115)	(0.124)	(0.065)
Net asset value, end of period	$ 17.735	$ 15.618	$ 14.299	$15.623	$ 14.564
Total return[3]	14.69%	10.01%	(7.74%)	8.11%	24.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 41,504	$ 36,086	$ 32,080	$32,478	$ 24,156
Ratio of expenses to average net assets	0.77%	0.78%	0.80%	0.81%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.78%	0.81%	0.84%	0.99%
Ratio of net investment income to average net assets	0.99%	0.94%	0.74%	0.89%	0.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.94%	0.73%	0.86%	0.66%
Portfolio turnover	31%	77%	20%	24%	25%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.507	$ 14.202	$ 15.515	$ 14.466	$ 11.705
Income (loss) from investment operations:
Net investment income[2]	0.121	0.101	0.074	0.095	0.061
Net realized and unrealized gain (loss)	2.112	1.280	(1.310)	1.041	2.731
Total from investment operations	2.233	1.381	(1.236)	1.136	2.792
Less dividends and distributions from:
Net investment income	(0.135)	(0.076)	(0.065)	(0.086)	(0.031)
Return of capital	—	—	(0.012)	(0.001)	—
Total dividends and distributions	(0.135)	(0.076)	(0.077)	(0.087)	(0.031)
Net asset value, end of period	$ 17.605	$ 15.507	$ 14.202	$ 15.515	$ 14.466
Total return[3]	14.41%	9.72%	(7.96%)	7.85%	23.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$668,694	$568,907	$415,676	$328,511	$199,294
Ratio of expenses to average net assets	1.02%	1.03%	1.05%	1.06%	1.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.03%	1.06%	1.09%	1.24%
Ratio of net investment income to average net assets	0.74%	0.69%	0.49%	0.64%	0.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.69%	0.48%	0.61%	0.41%
Portfolio turnover	31%	77%	20%	24%	25%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Dimensional U.S. Core Equity 1 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional U.S. Core Equity 1 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.42%	0.77%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$43	$136	$237	$534
Service Class	$79	$247	$430	$959
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
In constructing an investment portfolio, the Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.
The Fund purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe. The sub-adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the sub-adviser. A “free float” adjustment takes into account the number of an issuer’s shares that are readily available in the market in addition to the issuer’s market capitalization. The Fund’s increased exposure to small and value companies may be achieved by
LVIP Dimensional U.S. Core Equity 1 Fund	1

decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.
The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined above will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. Additionally, the Fund’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float (i.e., number of shares readily available in the market), momentum (i.e., securities that have significantly outperformed or underperformed the peer group), trading strategies (i.e., considering how the investment trades), liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows into, or outflows from, the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP Dimensional U.S. Core Equity 1 Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 15.83%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (21.32%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Dimensional U.S. Core Equity 1 Fund – Standard Class	20.88%	15.37%	7.99%
LVIP Dimensional U.S. Core Equity 1 Fund – Service Class	20.45%	14.97%	7.61%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	21.13%	15.58%	8.60%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Dimensional Fund Advisors LP (“Dimensional”)
Portfolio Managers
Dimensional Portfolio Managers	Company Title	Experience with Fund
Joseph H. Chi, CFA	Co-Head of Portfolio Management and Vice President	Since May 2015
Jed S. Fogdall	Co-Head of Portfolio Management and Vice President	Since May 2015
Lukas Smart, CFA	Senior Portfolio Manager and Vice President	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP Dimensional U.S. Core Equity 1 Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Dimensional U.S. Core Equity 1 Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
In constructing an investment portfolio, the Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.
The Fund purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe. The sub-adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the sub-adviser. A “free float” adjustment takes into account the number of an issuer’s shares that are readily available in the market in addition to the issuer’s market capitalization. The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.
The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined above will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. Additionally, the Fund’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float (i.e., number of shares readily available in the market), momentum (i.e., securities that have significantly outperformed or underperformed the peer group), trading strategies (i.e., considering how the investment trades), liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows into, or outflows from, the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.
The Fund may invest in exchange-traded funds (ETFs) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
5

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
6

Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.34% of the Fund's average net assets).
Sub-Adviser	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746. As of December 31, 2017, Dimensional had $577 billion in assets under management.
Dimensional Portfolio Managers	Joseph Chi, Jed Fogdall, and Lukas Smart are responsible for the day-to-day management of the Fund's assets.
Joseph H. Chi, CFA is a Co-Head of Portfolio Management and Vice President of Dimensional and the Chairman of Dimensional’s Investment Committee. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012. Mr. Chi has an M.B.A. and B.S. from the University of California, Los Angeles and also a J.D. from the University of Southern California.
Jed S. Fogdall is a Co-Head of Portfolio Management and Vice President of Dimensional and a member of Dimensional’s Investment Committee. He joined Dimensional as a Portfolio Manager in 2004 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012. Mr. Fogdall has an M.B.A. from the University of California, Los Angeles and a B.S. from Purdue University.
Lukas Smart, CFA, Senior Portfolio Manager and Vice President, leads a team of investment professionals who manage US large cap equity and REIT portfolios. Mr. Smart earned his bachelor of economics degree from the University of San Diego and his MBA from the University of Chicago Booth School of Business. He is a CFA Charterholder and is a member of the CFA Society of Austin.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
7

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
8

The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
9

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015 [1]	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 27.254	$ 37.542	$ 44.352	$ 42.182	$ 33.037
Income (loss) from investment operations:
Net investment income[2]	0.416	0.537	0.665	0.736	0.671
Net realized and unrealized gain (loss)	5.236	3.889	(1.700)	4.729	10.231
Total from investment operations	5.652	4.426	(1.035)	5.465	10.902
Less dividends and distributions from:
Net investment income	(0.433)	(0.439)	(0.653)	(0.855)	(0.688)
Net realized gain	(0.451)	(14.275)	(5.122)	(2.440)	(1.069)
Total dividends and distributions	(0.884)	(14.714)	(5.775)	(3.295)	(1.757)
Net asset value, end of period	$ 32.022	$ 27.254	$ 37.542	$ 44.352	$ 42.182
Total return[3]	20.88%	14.41%	(2.00%)	13.18%	33.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,245,607	$1,147,995	$1,120,426	$1,279,820	$1,266,909
Ratio of expenses to average net assets	0.41%	0.40%	0.39%	0.38%	0.40%
Ratio of net investment income to average net assets	1.41%	1.60%	1.54%	1.68%	1.75%
Portfolio turnover	4%	4%	74%	14%	12%
[1] Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund's sub-adviser.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
11

	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/30/2017	12/31/2016	12/31/2015 [1]	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 27.130	$ 37.449	$ 44.254	$ 42.107	$ 32.994
Income (loss) from investment operations:
Net investment income[2]	0.312	0.415	0.511	0.581	0.536
Net realized and unrealized gain (loss)	5.199	3.863	(1.691)	4.708	10.199
Total from investment operations	5.511	4.278	(1.180)	5.289	10.735
Less dividends and distributions from:
Net investment income	(0.329)	(0.322)	(0.503)	(0.702)	(0.553)
Net realized gain	(0.451)	(14.275)	(5.122)	(2.440)	(1.069)
Total dividends and distributions	(0.780)	(14.597)	(5.625)	(3.142)	(1.622)
Net asset value, end of period	$ 31.861	$ 27.130	$ 37.449	$ 44.254	$ 42.107
Total return[3]	20.45%	14.01%	(2.34%)	12.78%	32.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138,464	$ 93,660	$ 77,868	$ 83,615	$ 84,813
Ratio of expenses to average net assets	0.76%	0.75%	0.74%	0.73%	0.75%
Ratio of net investment income to average net assets	1.06%	1.25%	1.19%	1.33%	1.40%
Portfolio turnover	4%	4%	74%	14%	12%
[1] Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund's sub-adviser.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Delaware Social Awareness Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Delaware Social Awareness Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Social Awareness Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Social Awareness Fund (the “Fund”) is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.38%	0.38%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.46%	0.81%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$47	$148	$258	$ 580
Service Class	$83	$259	$450	$1,003
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $2.4 billion to $813.9 billion as of March 31, 2018. The Fund will also place some emphasis on stocks of medium-sized companies.
The Fund’s management style focuses on seeking growth companies at a reasonable price by blending:
•	a growth oriented management style, which seeks companies with earnings and/or revenue that are growing equal to or faster than the industry average; and
LVIP Delaware Social Awareness Fund	1

•	a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ true worth; and are believed to be undervalued in the market relative to the companies’ industry peers.
The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The companies sought typically have a long history of profit growth and dividend payment, and a reputation for quality management, products and service.
The Fund seeks to invest in companies that demonstrate positive environmental, social and governance standards by investing in companies that meet the Fund's social standards. The Fund seeks to avoid investing in companies that primarily engage in:
•	activities that result, or are likely to result, in damage to the natural environment;
•	production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
•	manufacture of, or contracting for, military weapons;
•	liquor, tobacco or gambling businesses;
•	the use of animals for testing when developing new cosmetics and personal care products;
•	egregious human rights violations, including labor controversies, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; and/or
•	poor corporate governance or engage in harmful or unethical business practices.
The Fund and its sub-adviser do not determine which stocks meet the Fund’s social standards. Instead, they rely on the social investment research provided by MSCI ESG Research (formerly RiskMetrics Group), located in New York, New York. The Fund may modify its social standards at any time, without prior shareholder approval or notice.
At times, the Fund may hold stocks that do not meet the Fund’s social standards, because either the stocks ceased meeting the social standards after the Fund bought them or the Fund bought the stocks without realizing that they did not meet the social standards. The Fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the Fund’s investments. Ordinarily, the Fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the Fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the Fund’s investments.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Social Standards Screen Risk. A social standards strategy generally prohibits investment in certain types of companies, industries and segments of the U.S. economy. Thus, the strategy may (i) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (ii) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole.
2	LVIP Delaware Social Awareness Fund

•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 17.05%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (22.67%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Delaware Social Awareness Fund – Standard Class	20.19%	14.76%	8.19%
LVIP Delaware Social Awareness Fund – Service Class	19.77%	14.36%	7.81%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	21.69%	15.71%	8.59%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Delaware Investments Fund Advisers (“DIFA”)
Portfolio Managers
DIFA Portfolio Managers	Company Title	Experience with Fund
Francis X. Morris	Executive Director, Chief Investment Officer - Core Equity	Since May 2004
Christopher S. Adams, CFA	Vice President, Senior Portfolio Manager	Since May 2004
Michael S. Morris, CFA	Vice President, Senior Portfolio Manager	Since May 2004
Donald G. Padilla, CFA	Vice President, Senior Portfolio Manager	Since May 2004
David E. Reidinger	Vice President, Senior Portfolio Manager	Since May 2017
LVIP Delaware Social Awareness Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Delaware Social Awareness Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer). This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was $2.4 billion to $813.9 billion as of March 31, 2018. The Fund will also place some emphasis on stocks of medium-sized companies.
The Fund’s management style focuses on seeking growth companies at a reasonable price by blending:
•	a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
•	a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks’ perceived true worth.
More specifically, the Fund seeks to invest in companies believed to:
•	show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
•	be undervalued in the market relative to the companies’ industry peers.
The companies sought typically have:
•	a long history of profit growth and dividend payment; and
•	a reputation for quality management, products and service.
The sub-adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk style and capitalization characteristics similar to the Russell 1000® Index.
The Fund seeks to invest in companies that demonstrate positive environmental, social and governance standards by investing in companies that meet the Fund's social standards. The Fund seeks to avoid investing in companies that primarily engage in:
•	activities that result, or are likely to result, in damage to the natural environment;
•	production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
•	manufacture of, or contracting for, military weapons;
•	liquor, tobacco or gambling businesses;
•	the use of animals for testing when developing new cosmetics and personal care products;
•	egregious human rights violations, including labor controversies, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; and/or
•	poor corporate governance or engage in harmful or unethical business practices.
The Fund and its sub-adviser do not determine which stocks meet the Fund’s social standards. Instead, they rely on the social investment research provided by MSCI ESG Research (formerly RiskMetrics Group), located in New York, New York. The Fund may modify its social standards at any time, without prior shareholder approval or notice.
MSCI ESG Research specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. MSCI ESG Research determines if and when a company’s activities are significant enough to violate a particular social screen. MSCI ESG Research may determine the significance of a company’s activities based on its size, percentage of revenue derived from certain activities, mitigating positive policies and actions, or other factors selected by MSCI ESG Research. MSCI ESG Research continually refines and modifies its social standards screening process.
Because of the Fund's social standards, the Fund may not invest in certain types of companies, industries and segments of the U.S. economy.
At times, the Fund may hold stocks that do not meet the Fund’s social standards, because either the stocks ceased meeting the social standards after the Fund bought them or the Fund bought the stocks without realizing that they did not meet the social standards. The Fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the Fund’s investments. Ordinarily, the Fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the Fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the Fund’s investments.
5

In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Social Standards Screen Risk. A social standards strategy generally prohibits investment in certain types of companies, industries and segments of the U.S. economy. Thus, the strategy may (i) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (ii) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. This may adversely affect performance when compared to broad market indices or to similar funds managed without the social standards strategy.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
6

Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.38% of the Fund's average net assets).
Sub-Adviser	DIFA and its predecessors, including Delaware Management Company (“DMC”), have been managing mutual funds since 1938. As of December 31, 2017, DIFA and its affiliates were managing in excess of $253.0 million in assets in various institutional or separately managed investment company and insurance accounts. DIFA’s address is 2005 Market Street, Philadelphia, PA 19103. DIFA is a series of Macquarie Investment Management Business Trust (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (MGL).
Neither DIFA nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations. No Macquarie group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.
DIFA Portfolio Managers	Francis Morris (lead Portfolio Manager), Christopher Adams, Michael Morris, Donald Padilla, and David Reidinger are responsible for the day-to-day management of the Fund's assets.
Francis X. Morris, is Executive Director and Chief Investment Officer - Core Equity with DIFA and joined DMC in 1997. Mr. Morris holds a B.S. from Providence College and an M.B.A. from Widener University.
Christopher S. Adams, CFA, is a Vice President and Senior Portfolio Manager with DIFA and joined DMC in 1995. He is a graduate of Oxford University and holds an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
Michael S. Morris, CFA, is a Vice President and Senior Portfolio Manager with DIFA and joined DMC in 1999. He holds a B.S. from Indiana University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
Donald G. Padilla, CFA, is a Vice President and Senior Portfolio Manager with DIFA and joined DMC in 1994. He holds a B.S. from Lehigh University.
David E. Reidinger joined Delaware Investments in October 2016 as a senior portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. From June 2004 to September 2016, Mr. Reidinger was a senior analyst and portfolio manager at Chartwell Investment Partners, where he worked on the firm’s small- and mid-cap growth strategies. Mr. Reidinger earned a bachelor’s degrees in both mathematics and economics from Fordham University, and an MBA from Columbia Business School.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 36.841	$ 40.028	$ 46.219	$ 42.841	$ 32.535
Income (loss) from investment operations:
Net investment income[1]	0.507	0.584	0.643	0.589	0.490
Net realized and unrealized gain (loss)	6.612	1.913	(1.131)	5.822	11.070
Total from investment operations	7.119	2.497	(0.488)	6.411	11.560
Less dividends and distributions from:
Net investment income	(0.489)	(0.573)	(0.621)	(0.687)	(0.498)
Net realized gain	(4.339)	(5.111)	(5.082)	(2.346)	(0.756)
Total dividends and distributions	(4.828)	(5.684)	(5.703)	(3.033)	(1.254)
Net asset value, end of period	$ 39.132	$ 36.841	$ 40.028	$ 46.219	$ 42.841
Total return[2]	20.19%	6.64%	(0.66%)	15.20%	35.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$647,337	$599,524	$635,177	$703,330	$666,760
Ratio of expenses to average net assets	0.45%	0.44%	0.42%	0.42%	0.45%
Ratio of net investment income to average net assets	1.29%	1.51%	1.42%	1.31%	1.27%
Portfolio turnover	25%	27%	20%	15%	15%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 36.696	$39.901	$ 46.089	$ 42.740	$ 32.475
Income (loss) from investment operations:
Net investment income[1]	0.367	0.446	0.482	0.430	0.355
Net realized and unrealized gain (loss)	6.572	1.898	(1.125)	5.795	11.030
Total from investment operations	6.939	2.344	(0.643)	6.225	11.385
Less dividends and distributions from:
Net investment income	(0.353)	(0.438)	(0.463)	(0.530)	(0.364)
Net realized gain	(4.339)	(5.111)	(5.082)	(2.346)	(0.756)
Total dividends and distributions	(4.692)	(5.549)	(5.545)	(2.876)	(1.120)
Net asset value, end of period	$ 38.943	$36.696	$ 39.901	$ 46.089	$ 42.740
Total return[2]	19.77%	6.27%	(1.01%)	14.80%	35.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 90,382	$83,506	$ 85,440	$ 88,997	$ 82,148
Ratio of expenses to average net assets	0.80%	0.79%	0.77%	0.77%	0.80%
Ratio of net investment income to average net assets	0.94%	1.16%	1.07%	0.96%	0.92%
Portfolio turnover	25%	27%	20%	15%	15%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Delaware Special Opportunities Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Delaware Special Opportunities Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Special Opportunities Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Special Opportunities Fund (the “Fund”) is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.39%	0.39%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.47%	0.82%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$48	$149	$260	$ 585
Service Class	$83	$260	$452	$1,008
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell Midcap® Value Index. The market capitalization range of the Russell Midcap® Value Index was $2.4 billion to $40.0 billion as of March 31, 2018. The Fund may also invest in some small-cap companies.
LVIP Delaware Special Opportunities Fund	1

The Fund’s management style focuses on seeking medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the sub-adviser considers the financial strength of a company, its management style, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. Additionally, the sub-adviser focuses on free cash flow and a company's sustainability to buy back its shares, lower its debt and/or increase or initiate dividends.
The Fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This blended assessment includes a review of a number of factors, including low price-to-earnings ratio, low price-to-cash flow, and improving earnings estimates. Fund investments are replaced if a possible new investment appears significantly more attractive under the Fund’s investment criteria.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP Delaware Special Opportunities Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 19.23%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (23.37%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Delaware Special Opportunities Fund – Standard Class	17.75%	15.40%	9.19%
LVIP Delaware Special Opportunities Fund – Service Class	17.34%	15.00%	8.80%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	13.34%	14.68%	9.10%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Delaware Investments Fund Advisers (“DIFA”)
Portfolio Managers
DIFA Portfolio Managers	Company Title	Experience with Fund
Christopher S. Beck, CFA	Executive Director, Chief Investment Officer - Small-Cap Value/Mid-Cap Value Equity	Since May 2004
Steven G. Catricks, CFA	Vice President, Portfolio Manager, Equity Analyst	Since July 2012
Kent P. Madden, CFA	Vice President, Portfolio Manager, Equity Analyst	Since July 2012
Kelley A. McKee, CFA	Vice President, Portfolio Manager, Equity Analyst	Since July 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP Delaware Special Opportunities Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Delaware Special Opportunities Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer). This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized U.S. companies with market capitalizations, at the time of purchase, similar to the market capitalization of companies in the Russell Midcap® Value Index. The market capitalization range of the Russell Midcap® Value Index was $2.4 billion to $40.0 billion as of March 31, 2018. The Fund may also invest in some small-cap companies.
The Fund’s management style focuses on seeking medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, the sub-adviser considers the financial strength of a company, its management style, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. Additionally, the sub-adviser focuses on free cash flow and a company's sustainability to buy back its shares, lower its debt and/or increase or initiate dividends.
The Fund seeks stocks of companies representing a wide selection of industries and normally holds 75-150 stocks. The Fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This blended assessment includes a review of a number of factors, including low price-to-earnings ratio, low price-to-cash flow, and improving earnings estimates. Fund investments are replaced if a possible new investment appears significantly more attractive under the Fund’s investment criteria.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of
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medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.39% of the Fund's average net assets).
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Sub-Adviser	DIFA and its predecessors, including Delaware Management Company (“DMC”), have been managing mutual funds since 1938. As of December 31, 2017, DIFA and its affiliates were managing in excess of $253.0 million in assets in various institutional or separately managed investment company and insurance accounts. DIFA’s address is 2005 Market Street, Philadelphia, PA 19103. DIFA is a series of Macquarie Investment Management Business Trust (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (MGL).
Neither DIFA nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations. No Macquarie group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.
DIFA Portfolio Managers	Christopher Beck (lead Portfolio Manager), Steven Catricks, Kent Madden, and Kelley McKee are responsible for the day-to-day management of the Fund's assets.
Christopher S. Beck, CFA, is an Executive Director and Chief Investment Officer – Small-Cap Value/Mid-Cap Value Equity with DIFA. Mr. Beck joined DMC in 1997. Mr. Beck holds a B.S. from the University of Delaware, an M.B.A. from Lehigh University, and is a Chartered Financial Analyst® (CFA) Charterholder.
Steven G. Catricks, CFA, is Vice President, Portfolio Manager, and Equity Analyst with DIFA. Mr. Catricks joined Delaware Investments in 2001 as an equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team. Mr. Catricks holds a B.S. in electrical engineering from Drexel University and a M.S. in engineering from the University of Pennsylvania. Mr. Catricks is a Chartered Financial Analyst® (CFA) Charterholder.
Kent P. Madden, CFA, is a Vice President, Portfolio Manager, and Equity Analyst with DIFA and joined DMC in 2004. Mr. Madden holds a B.S. in economics from DePauw University, an M.B.A. from the University of Chicago, and is a Chartered Financial Analyst® (CFA) Charterholder.
Kelley A. McKee, CFA, is a Vice President, Portfolio Manager, and Equity Analyst with DIFA and joined DMC in July 2005. Ms. McKee earned a B.S. in finance from Georgetown University and is a Chartered Financial Analyst® (CFA) Charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
7

the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
8

As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
9

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 39.082	$ 38.441	$ 41.904	$ 41.371	$ 34.125
Income (loss) from investment operations:
Net investment income[1]	0.492	0.594	0.509	0.471	0.441
Net realized and unrealized gain (loss)	6.066	6.596	(0.451)	2.651	10.699
Total from investment operations	6.558	7.190	0.058	3.122	11.140
Less dividends and distributions from:
Net investment income	(0.524)	(0.623)	(0.502)	(0.564)	(0.434)
Net realized gain	(3.614)	(5.926)	(3.019)	(2.025)	(3.460)
Total dividends and distributions	(4.138)	(6.549)	(3.521)	(2.589)	(3.894)
Net asset value, end of period	$ 41.502	$ 39.082	$ 38.441	$ 41.904	$ 41.371
Total return[2]	17.75%	20.41%	0.26%	7.63%	33.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$569,673	$536,639	$497,273	$561,547	$573,997
Ratio of expenses to average net assets	0.45%	0.44%	0.44%	0.43%	0.46%
Ratio of net investment income to average net assets	1.21%	1.54%	1.21%	1.10%	1.13%
Portfolio turnover	15%	16%	19%	7%	13%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
10

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 38.939	$ 38.341	$ 41.801	$41.280	$ 34.069
Income (loss) from investment operations:
Net investment income[1]	0.347	0.457	0.359	0.320	0.304
Net realized and unrealized gain (loss)	6.033	6.556	(0.445)	2.641	10.665
Total from investment operations	6.380	7.013	(0.086)	2.961	10.969
Less dividends and distributions from:
Net investment income	(0.381)	(0.489)	(0.355)	(0.415)	(0.298)
Net realized gain	(3.614)	(5.926)	(3.019)	(2.025)	(3.460)
Total dividends and distributions	(3.995)	(6.415)	(3.374)	(2.440)	(3.758)
Net asset value, end of period	$ 41.324	$ 38.939	$ 38.341	$41.801	$ 41.280
Total return[2]	17.34%	19.98%	(0.09%)	7.26%	33.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,003	$102,044	$ 86,414	$88,093	$ 85,755
Ratio of expenses to average net assets	0.80%	0.79%	0.79%	0.78%	0.81%
Ratio of net investment income to average net assets	0.86%	1.19%	0.86%	0.75%	0.78%
Portfolio turnover	15%	16%	19%	7%	13%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
12

Lincoln Variable Insurance Products Trust
LVIP Blended Large Cap Growth Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Blended Large Cap Growth Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) is long-term growth of capital in a manner consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.73%	0.73%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses(including AFFE)[2]	0.83%	1.08%
Less Fee Waiver[3]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.74%	0.99%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.14% on the first $100 million of the Fund’s average daily net assets; 0.09% on the next $400 million of the Fund's daily net assets; 0.085% on the next $1.5 billion of the Fund's daily net assets; and 0.08% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 76	$257	$453	$1,020
Service Class	$101	$336	$588	$1,312
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.
LVIP Blended Large Cap Growth Managed Volatility Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.4 billion at the time of investment. In addition, up to 20% of the Fund’s assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts (“ADRs”).
The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. The principal types of derivatives used by the Fund include options, futures, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain direct exposure to certain markets.
Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management (“Wellington”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
In selecting securities, GSAM uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamental-based stock selection, careful portfolio construction and efficient implementation. GSAM selects investments by using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.
Wellington allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington’s team of global industry analysts. In analyzing a prospective investment, Wellington utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.
The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM and approximately 50% of the portion of the Fund’s assets not subject to the overlay to Wellington. Such allocations are subject to change at the discretion of the Adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
2	LVIP Blended Large Cap Growth Managed Volatility Fund

Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
LVIP Blended Large Cap Growth Managed Volatility Fund	3

•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 16.26%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (22.84%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on September 21, 2012 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Blended Large Cap Growth Managed Volatility Fund – Standard Class	26.13%	10.77%	5.27%
LVIP Blended Large Cap Growth Managed Volatility Fund – Service Class	25.81%	10.49%	5.01%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	30.21%	17.33%	10.00%
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Goldman Sachs Asset Management, L.P. (“GSAM”)
Investment Sub-Adviser:    Wellington Management Company LLP (“Wellington Management”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

GSAM Portfolio Managers	Company Title	Experience with Fund
Osman Ali, CFA	Managing Director	Since May 2017
Len Ioffe, CFA	Managing Director	Since May 2017
Dennis Walsh	Managing Director	Since May 2017

4	LVIP Blended Large Cap Growth Managed Volatility Fund

Wellington Management Portfolio Managers	Company Title	Experience with Fund
Mark D. Mandel, CFA	Senior Managing Director and Head of Research Portfolios	Since February 2016
Mary L. Pryshlak, CFA	Senior Managing Director and Director of Global Industry Research	Since May 2018
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Since May 2018

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Blended Large Cap Growth Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is long-term growth of capital in a manner consistent with preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.4 billion at the time of investment. In addition, up to 20% of the Fund’s assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts (“ADRs”).
The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts, whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of derivatives used by the Fund include options, futures, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain direct exposure to certain markets.
Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management (“Wellington”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
In selecting securities, GSAM uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamental-based stock selection, careful portfolio construction and efficient implementation. GSAM selects investments by using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Momentum, Valuation and Profitability. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.
Wellington allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington’s team of global industry analysts. In analyzing a prospective investment, Wellington utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.
The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to GSAM and approximately 50% of the portion of the Fund’s assets not subject to the overlay to Wellington. Such allocations are subject to change at the discretion of the Adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
6

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities of U.S. large-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
7

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser s and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.64% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
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Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. The principal address of GSAM is 200 West Street, New York, New York 10282. As of December 31, 2017, GSAM, including its investment advisor affiliates, had assets under supervision of $1.3 trillion.
GSAM Portfolio Managers	Osman Ali, CFA, Len Ioffe, CFA, and Dennis Walsh are responsible for the day-to-day management of the portion of the Fund's assets allocated to GSAM.
Len Ioffe, CFA, Managing Director, joined GSAM in 1994 and has been a Senior Portfolio Manager in the QIS group at GSAM since 2001. Mr. Ioffe is responsible for equity portfolios in developed and emerging markets overseeing new product development, portfolio design, implementation and ongoing management. Mr. Ioffe earned a Master of Science with Honors in Computer Science from St. Petersburg Polytechnic University in Russia and received an MBA from New York University's Stern School of Business. He is a CFA charterholder.
Osman Ali, CFA, Managing Director joined Goldman Sachs in 2003 and is a portfolio manager in the Quantitative Investment Strategies (“QIS”) group within GSAM. Mr. Ali serves as the lead portfolio manager and strategist for the team’s active (alpha) equity strategies. In addition, his research and portfolio management responsibilities also extend to the team’s ActiveBeta equity strategies. He has been involved in the research and implementation of QIS’ equity investment models since joining the team in 2005. Mr. Ali earned a Bachelor of Science in Computer Science from Cornell University in 2003 and a Master of Arts in Mathematics from Columbia University in 2008. He is a CFA charterholder.
Dennis Walsh, Managing Director, joined Goldman Sachs in 2005 and is a lead portfolio manager and co-heads research and portfolio management for the Equity Alpha business in the QIS Group within GSAM. Previously, Mr. Walsh was a senior researcher responsible for developing global stock selection models for the QIS team. Mr. Walsh earned a Bachelor of Arts in Computer Science from Dartmouth College in 2001 and a Master in Finance from Princeton University in 2009.
Sub-Adviser	Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management had investment management authority with respect to approximately $1,080 billion in assets.
Wellington Portfolio Managers	Mark Mandel, Mary Pryshlak, and Jonathan White are responsible for the day-to-day management of the portion of the Fund's assets allocated to Wellington.
Mark D. Mandel, CFA, is a Senior Managing Director and Head of Research Portfolios of Wellington Management and has served as a portfolio manager for the Fund since 2016. Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel joined Wellington Management as an investment professional in 1994. Mr. Mandel received his B.A. in Economics from Bates College and earned his M.B.A. from Dartmouth College (Tuck). Additionally, he holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.
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Mary L. Pryshlak, CFA, is a Senior Managing Director and Director of Global Industry Research of Wellington Management and has served as a portfolio manager for the Fund since 2018. Ms. Pryshlak supervises the team of global industry analysts that manage the Fund. Prior to this role, Ms. Pryshlak was a global industry analyst covering property & casualty insurance companies. She joined Wellington Management as an investment professional in 2004. Ms. Pryshlak received her B.A in economics from Rutgers College (1993). Additionally, she holds the Chartered Financial Analyst® (CFA) designation.
Jonathan G. White, CFA, is a Managing Director and Director, Research Portfolios of Wellington Management is responsible for broad oversight of the investment approach, including risk management and implementation, of the Fund and has served in this capacity since 2016. He joined Wellington Management as an investment professional in 1999. Mr. White received his M.B.A., magna cum laude, from Babson College (Olin, 2002) and his B.B.A. in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst® (CFA) designation.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract and sub-advisory contracts for Wellington and SSGA is available in the Fund's annual report to shareholders for the period ended December 31, 2016. A discussion regarding the basis for the Board's approval of the sub-advisory contract for GSAM is available in the Fund's semi-annual report to shareholders for the period ended June 30, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017 [1]	12/31/2016 [2,3]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 30.995	$ 31.553	$ 31.136	$ 29.555	$ 23.551
Income (loss) from investment operations:
Net investment income (loss)[4]	0.237	0.153	0.011	0.006	(0.024)
Net realized and unrealized gain (loss)	7.868	(0.566)	0.406	1.575	6.028
Total from investment operations	8.105	(0.413)	0.417	1.581	6.004
Less dividends and distributions from:
Net investment income	(0.236)	(0.145)	—	—	—
Net realized gain	(0.882)	—	—	—	—
Total dividends and distributions	(1.118)	(0.145)	—	—	—
Net asset value, end of period	$ 37.982	$ 30.995	$ 31.553	$ 31.136	$ 29.555
Total return[5]	26.13%	(1.31%)	1.34%	5.35%	25.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$268,162	$235,309	$266,788	$294,661	$309,717
Ratio of expenses to average net assets	0.72%	0.73%	0.72%	0.72%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.82%	0.83%	0.83%	0.85%
Ratio of net investment income (loss) to average net assets	0.67%	0.50%	0.04%	0.02%	(0.09%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.58%	0.41%	(0.07%)	(0.09%)	(0.20%)
Portfolio turnover	138%	89%	57%	58%	48%
[1] Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[2] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3] Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[4] The average shares outstanding method has been applied for per share information.
[5] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/2017 [1]	12/31/2016 [2,3]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 30.456	$ 31.009	$ 30.675	$ 29.190	$ 23.318
Income (loss) from investment operations:
Net investment income (loss)[4]	0.147	0.076	(0.066)	(0.068)	(0.089)
Net realized and unrealized gain (loss)	7.721	(0.559)	0.400	1.553	5.961
Total from investment operations	7.868	(0.483)	0.334	1.485	5.872
Less dividends and distributions from:
Net investment income	(0.150)	(0.070)	—	—	—
Net realized gain	(0.882)	—	—	—	—
Total dividends and distributions	(1.032)	(0.070)	—	—	—
Net asset value, end of period	$ 37.292	$ 30.456	$ 31.009	$ 30.675	$ 29.190
Total return[5]	25.81%	(1.56%)	1.09%	5.09%	25.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$631,022	$479,330	$385,900	$249,923	$169,959
Ratio of expenses to average net assets	0.97%	0.98%	0.97%	0.97%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.07%	1.08%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	0.42%	0.25%	(0.21%)	(0.23%)	(0.34%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.33%	0.16%	(0.32%)	(0.34%)	(0.45%)
Portfolio turnover	138%	89%	57%	58%	48%
[1] Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[2] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3] Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[4] The average shares outstanding method has been applied for per share information.
[5] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP MFS International Growth Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP MFS International Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP MFS International Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP MFS International Growth Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.82%	0.82%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.90%	1.15%
Less Fee Waiver[2]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.80%	1.05%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $400 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $400 million. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 81	$276	$487	$1,096
Service Class	$107	$355	$622	$1,386
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
LVIP MFS International Growth Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts). The Fund normally invests its assets primarily in foreign equity securities, including emerging market equity securities. The Fund may invest in securities of companies of any size, including small and medium capitalization companies, throughout the world. The Fund expects to invest in various issuers or securities from at least four different foreign countries. Some issuers or securities in the Fund may be based in or economically tied to the United States.
The sub-adviser focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The sub-adviser normally invests the fund's assets across different industries, sectors, countries, and regions, but the sub-adviser may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository
2	LVIP MFS International Growth Fund

Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 24.57%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (26.07%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP MFS International Growth Fund – Standard Class	31.86%	7.93%	2.15%
LVIP MFS International Growth Fund – Service Class	31.53%	7.66%	1.89%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	25.03%	7.90%	1.94%
LVIP MFS International Growth Fund	3

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Massachusetts Financial Services Company (“MFS”)
Portfolio Managers
MFS Portfolio Managers	Company Title	Experience with Fund
David Antonelli	Vice Chairman and Portfolio Manager	Since October 2010
Matthew Barrett	Investment Officer and Portfolio Manager	Since March 2015
Kevin Dwan	Investment Officer and Portfolio Manager	Since January 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP MFS International Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts). The Fund normally invests its assets primarily in foreign equity securities, including emerging market equity securities. The Fund may invest in securities of companies of any size, including small and medium capitalization companies, throughout the world. The Fund expects to invest in various issuers or securities from at least four different foreign countries. Some issuers or securities in the Fund may be based in or economically tied to the United States.
The sub-adviser focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The sub-adviser normally invests the fund's assets across different industries, sectors, countries, and regions, but the sub-adviser may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The sub-adviser may sell securities for a variety of reasons, such as to seek to secure gains or limit losses, or to redeploy assets into opportunities believed to be more promising, among others.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
5

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
6

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.72% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, Massachusetts, 02199, commonly known as MFS Investment Management, acts as the investment adviser to investment companies, separate accounts and other clients. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). As of December 31, 2017, net assets under management of the MFS organization were approximately $491 billion.
MFS Portfolio Managers	David Antonelli, Matthew Barrett, and Kevin Dwan are responsible for the day-to-day management of the Fund's assets.
David Antonelli, is a Vice Chairman and a Portfolio Manager at MFS. Mr. Antonelli has been employed in the investment area of MFS since 1991. He holds a B.S. from the Pennsylvania State University, and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
Matthew Barrett, is an Investment Officer and Portfolio Manager at MFS. Mr. Barrett has been employed in the investment area of MFS since 2000. He holds a B.Sc. from the University of London and an M.B.A. from the London Business School.
Kevin Dwan, is an Investment Officer and Portfolio Manager at MFS. Mr. Dwan has been employed in the investment area of MFS since 2005. He holds a B.S. from Harvard College and an M.B.A. from Harvard Business School.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
8

To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.705	$ 13.700	$ 13.694	$ 14.580	$ 12.935
Income (loss) from investment operations:
Net investment income[1]	0.178	0.207	0.162	0.233	0.133
Net realized and unrealized gain (loss)	4.184	0.018	0.013	(0.968)	1.625
Total from investment operations	4.362	0.225	0.175	(0.735)	1.758
Less dividends and distributions from:
Net investment income	(0.189)	(0.220)	(0.169)	(0.151)	(0.113)
Total dividends and distributions	(0.189)	(0.220)	(0.169)	(0.151)	(0.113)
Net asset value, end of period	$ 17.878	$ 13.705	$ 13.700	$ 13.694	$ 14.580
Total return[2]	31.86%	1.66%	1.29%	(5.05%)	13.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,387,961	$859,431	$1,140,787	$793,036	$608,707
Ratio of expenses to average net assets	0.79%	0.78%	0.78%	0.79%	0.86%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.88%	0.88%	0.89%	0.95%
Ratio of net investment income to average net assets	1.10%	1.49%	1.14%	1.62%	0.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.39%	1.04%	1.52%	0.87%
Portfolio turnover	18%	20%	27%	22%	29%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
11

	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.724	$ 13.719	$ 13.711	$ 14.597	$ 12.952
Income (loss) from investment operations:
Net investment income[1]	0.137	0.173	0.127	0.197	0.097
Net realized and unrealized gain (loss)	4.187	0.018	0.015	(0.968)	1.626
Total from investment operations	4.324	0.191	0.142	(0.771)	1.723
Less dividends and distributions from:
Net investment income	(0.149)	(0.186)	(0.134)	(0.115)	(0.078)
Total dividends and distributions	(0.149)	(0.186)	(0.134)	(0.115)	(0.078)
Net asset value, end of period	$ 17.899	$ 13.724	$ 13.719	$ 13.711	$ 14.597
Total return[2]	31.53%	1.41%	1.05%	(5.29%)	13.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,882	$157,684	$157,559	$157,869	$159,496
Ratio of expenses to average net assets	1.04%	1.03%	1.03%	1.04%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.13%	1.13%	1.14%	1.20%
Ratio of net investment income to average net assets	0.85%	1.24%	0.89%	1.37%	0.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.75%	1.14%	0.79%	1.27%	0.62%
Portfolio turnover	18%	20%	27%	22%	29%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP MFS Value Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP MFS Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP MFS Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP MFS Value Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.61%	0.61%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Fund Operating Expenses	0.68%	0.93%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$69	$217	$378	$ 845
Service Class	$95	$296	$514	$1,142
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, pursues its objective by investing at least 80% of its net assets in common stocks and other equity securities. Although the Fund primarily focuses on investing in U.S. companies, the Fund also may invest up to 25% of its assets in foreign equity securities.
The Fund focuses on investing its assets in the stocks of companies that are believed to be undervalued compared to their perceived worth (“value companies”). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Although the sub-adviser may invest the Fund's assets in securities of companies of any size, the sub-adviser primarily invests in securities of companies with large capitalizations.
LVIP MFS Value Fund	1

The sub-adviser normally invests the Fund’s assets across different industries and sectors, but the sub-adviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector.
The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP MFS Value Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 16.68%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (19.06%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP MFS Value Fund – Standard Class	17.63%	14.93%	7.85%
LVIP MFS Value Fund – Service Class	17.33%	14.64%	7.58%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	7.10%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Massachusetts Financial Services Company (“MFS”)
Portfolio Managers
MFS Portfolio Managers	Company Title	Experience with Fund
Nevin Chitkara	Investment Officer and Portfolio Manager	Since November 2006
Steven Gorham	Investment Officer and Portfolio Manager	Since November 2006
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
LVIP MFS Value Fund	3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP MFS Value Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its objective by investing at least 80% of its net assets in common stocks and other equity securities. Although the Fund primarily focuses on investing in U.S. companies, the Fund also may invest up to 25% of its assets in foreign equity securities.
The sub-adviser focuses on investing its assets in the stocks of companies that are believed to be undervalued compared to their perceived worth (“value companies”). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Although the sub-adviser may invest the Fund's assets in securities of companies of any size, the sub-adviser primarily invests in securities of companies with large capitalizations.
The sub-adviser normally invests the Fund’s assets across different industries and sectors, but the sub-adviser may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector.
The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality and other factors may also be considered.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
5

Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.61% of the Fund's average net assets).
Sub-Adviser	Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, Massachusetts, 02199, commonly known as MFS Investment Management, acts as the investment adviser to investment companies, separate accounts and other clients. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). As of December 31, 2017, net assets under management of the MFS organization were approximately $491 billion.
6

MFS Portfolio Managers	Nevin Chitkara and Steven Gorham are responsible for the day-to-day management of the Fund's assets.
Nevin Chitkara, is an Investment Officer and Portfolio Manager at MFS. Mr. Chitkara has been employed in the investment area of MFS since 1997. He holds a B.S. from Boston University and an M.B.A. from the MIT Sloan School of Management.
Steven Gorham, CFA, is an Investment Officer and Portfolio Manager at MFS. Mr. Gorham has been employed in the investment area of MFS since 1992. He holds a B.S. from the University of New Hampshire and an M.B.A. from Boston College. He is a Chartered Financial Analyst® (CFA) Charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
7

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
8

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
9

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 37.927	$ 35.359	$ 37.268	$ 34.526	$ 25.797
Income (loss) from investment operations:
Net investment income[1]	0.635	0.728	0.757	0.815	0.548
Net realized and unrealized gain (loss)	5.993	4.166	(0.990)	2.815	8.718
Total from investment operations	6.628	4.894	(0.233)	3.630	9.266
Less dividends and distributions from:
Net investment income	(0.729)	(0.726)	(0.765)	(0.888)	(0.537)
Net realized gain	(0.741)	(1.600)	(0.911)	—	—
Total dividends and distributions	(1.470)	(2.326)	(1.676)	(0.888)	(0.537)
Net asset value, end of period	$ 43.085	$ 37.927	$ 35.359	$ 37.268	$ 34.526
Total return[2]	17.63%	14.06%	(0.54%)	10.51%	35.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$471,467	$354,924	$206,615	$161,935	$137,795
Ratio of expenses to average net assets	0.67%	0.66%	0.66%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.67%	0.66%	0.66%	0.66%	0.69%
Ratio of net investment income to average net assets	1.55%	1.97%	2.04%	2.28%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.97%	2.04%	2.28%	1.77%
Portfolio turnover	13%	15%	15%	11%	16%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
10

	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 37.912	$ 35.352	$ 37.262	$ 34.526	$ 25.804
Income (loss) from investment operations:
Net investment income[1]	0.531	0.632	0.664	0.724	0.469
Net realized and unrealized gain (loss)	5.984	4.162	(0.991)	2.811	8.714
Total from investment operations	6.515	4.794	(0.327)	3.535	9.183
Less dividends and distributions from:
Net investment income	(0.627)	(0.634)	(0.672)	(0.799)	(0.461)
Net realized gain	(0.741)	(1.600)	(0.911)	—	—
Total dividends and distributions	(1.368)	(2.234)	(1.583)	(0.799)	(0.461)
Net asset value, end of period	$ 43.059	$ 37.912	$ 35.352	$ 37.262	$ 34.526
Total return[2]	17.33%	13.78%	(0.79%)	10.23%	35.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,004,740	$898,436	$842,931	$899,694	$868,365
Ratio of expenses to average net assets	0.92%	0.91%	0.91%	0.91%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.91%	0.91%	0.91%	0.94%
Ratio of net investment income to average net assets	1.30%	1.72%	1.79%	2.03%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.72%	1.79%	2.03%	1.52%
Portfolio turnover	13%	15%	15%	11%	16%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
11

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
12

Lincoln Variable Insurance Products Trust
LVIP Wellington Mid-Cap Value Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Wellington Mid-Cap Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Wellington Mid-Cap Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Wellington Mid-Cap Value Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.83%	0.83%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.09%	0.09%
Total Annual Fund Operating Expenses	0.92%	1.17%
Less Fee Waiver[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.88%	1.13%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.09% of the first $100 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 90	$290	$507	$1,133
Service Class	$115	$369	$642	$1,422
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
LVIP Wellington Mid-Cap Value Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its total assets in equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies whose market capitalization equals or exceeds $500 million but does not exceed the largest company as ranked by market capitalization within the Russell Midcap® Index. The capitalization of the largest company within the Russell Midcap® Index was $29.4 billion as of March 31, 2018. The Fund may also invest in equity securities of some small-cap companies. The Fund focuses on those stocks that have below average price-to-earnings ratios at the time of purchase. These companies are generally established companies that may not be well-known to the public. While the Fund primarily focuses on investing in U.S. companies, the Fund may also invest up to 20% of its total assets in securities of foreign issuers, including investments in emerging markets.
The Fund pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.
The sub-adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions. The Fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace.
The Fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the sub-adviser believes that alternative stocks offer better risk/reward potential.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
2	LVIP Wellington Mid-Cap Value Fund

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 23.05%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (22.70%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Wellington Mid-Cap Value Fund – Standard Class	13.43%	12.91%	8.01%
LVIP Wellington Mid-Cap Value Fund – Service Class	13.15%	12.63%	7.74%
Russell 2500TM Value Index (reflects no deductions for fees, expenses or taxes)	10.36%	13.27%	8.82%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager
Wellington Management Portfolio Manager	Company Title	Experience with Fund
James N. Mordy	Senior Managing Director and Equity Portfolio Manager	Since May 2001
Greg Garabedian	Managing Director and Equity Research Analyst	Since May 2018
LVIP Wellington Mid-Cap Value Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Wellington Mid-Cap Value Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests at least 80% of its total assets in equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies whose market capitalization equals or exceeds $500 million but does not exceed the largest company as ranked by market capitalization within the Russell Midcap® Index. The capitalization of the largest company within the Russell Midcap® Index was $29.4 billion as of March 31, 2018. The Fund may also invest in equity securities of some small-cap companies. These companies are generally established companies that may not be well-known to the public. While the Fund primarily focuses on investing in U.S. companies, the Fund may also invest up to 20% of its total assets in securities of foreign issuers, including investments in emerging markets.
The Fund pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings. The sub-adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.
The Fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Fund's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of the sub-adviser's estimate of their relative return/appreciation potential.
The Fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the sub-adviser believes that alternative stocks offer better risk/reward potential.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of mid-cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size
5

and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency
6

and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.79% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management had investment management authority with respect to approximately $1,080 billion in assets.
Wellington Management Portfolio Manager	James Mordy and Greg Garabedian are responsible for the day-to-day management of the Fund's assets.
James N. Mordy, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since 2001. Mr. Mordy holds a B.A. in economics from Stanford University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
Greg Garabedian, is a Managing Director and Equity Research Analyst of Wellington Management. He has been involved in portfolio management of the Fund since 2018 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian holds a B.S. from Villanova University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
8

To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Wellington Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 25.200	$ 22.460	$ 22.964	$21.273	$ 15.896
Income (loss) from investment operations:
Net investment income[1]	0.098	0.111	0.068	0.085	0.062
Net realized and unrealized gain (loss)	3.241	2.823	(0.418)	1.677	5.357
Total from investment operations	3.339	2.934	(0.350)	1.762	5.419
Less dividends and distributions from:
Net investment income	(0.108)	(0.121)	(0.154)	(0.071)	(0.042)
Net realized gain	(0.561)	(0.073)	—	—	—
Total dividends and distributions	(0.669)	(0.194)	(0.154)	(0.071)	(0.042)
Net asset value, end of period	$ 27.870	$ 25.200	$ 22.460	$22.964	$ 21.273
Total return[2]	13.43%	13.07%	(1.52%)	8.29%	34.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,063	$ 93,907	$ 58,589	$39,097	$ 35,212
Ratio of expenses to average net assets	0.88%	0.92%	0.96%	0.94%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.94%	0.97%	0.95%	1.01%
Ratio of net investment income to average net assets	0.36%	0.48%	0.29%	0.38%	0.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.32%	0.46%	0.28%	0.37%	0.33%
Portfolio turnover	38%	50%	45%	40%	56%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
11

	LVIP Wellington Mid-Cap Value Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 25.124	$ 22.400	$ 22.843	$ 21.171	$ 15.860
Income (loss) from investment operations:
Net investment income[1]	0.032	0.053	0.009	0.029	0.017
Net realized and unrealized gain (loss)	3.228	2.808	(0.412)	1.668	5.336
Total from investment operations	3.260	2.861	(0.403)	1.697	5.353
Less dividends and distributions from:
Net investment income	(0.043)	(0.064)	(0.040)	(0.025)	(0.042)
Net realized gain	(0.561)	(0.073)	—	—	—
Total dividends and distributions	(0.604)	(0.137)	(0.040)	(0.025)	(0.042)
Net asset value, end of period	$ 27.780	$ 25.124	$ 22.400	$ 22.843	$ 21.171
Total return[2]	13.15%	12.78%	(1.76%)	8.02%	33.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,476	$ 91,014	$ 79,862	$143,293	$ 77,486
Ratio of expenses to average net assets	1.13%	1.17%	1.21%	1.19%	1.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.17%	1.19%	1.22%	1.20%	1.26%
Ratio of net investment income to average net assets	0.11%	0.23%	0.04%	0.13%	0.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.07%	0.21%	0.03%	0.12%	0.08%
Portfolio turnover	38%	50%	45%	40%	56%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Mondrian International Value Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Mondrian International Value Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Mondrian International Value Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Mondrian International Value Fund (the “Fund”) is long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.68%	0.68%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.76%	1.01%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$242	$421	$ 940
Service Class	$103	$321	$557	$1,234
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The Fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The Fund may buy foreign stocks directly or indirectly using, among other instruments, depository receipts.
LVIP Mondrian International Value Fund	1

The Fund, under normal circumstances, invests at least 65% of its assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is “located” in that country where its equity securities principally trade.
The Fund's sub-adviser selects individual foreign stocks using a value style of investment, which means that the sub-adviser attempts to invest in stocks believed to be undervalued. The sub-adviser’s value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP Mondrian International Value Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 20.62%.
The Fund’s lowest return for a quarter occurred in the first quarter of 2009 at: (17.27%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Mondrian International Value Fund – Standard Class	21.34%	7.59%	1.77%
LVIP Mondrian International Value Fund – Service Class	21.04%	7.33%	1.51%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	25.03%	7.90%	1.94%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Mondrian Investment Partners Limited (“Mondrian”)
Portfolio Managers
Mondrian Portfolio Managers	Company Title	Experience with Fund
Elizabeth A. Desmond	Director and Chief Investment Officer, International Equities	Since May 1998
Melissa J. A. Platt	Portfolio Manager	Since April 2011
Nigel A. Bliss	Senior Portfolio Manager	Since May 2014
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP Mondrian International Value Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Mondrian International Value Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The Fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The Fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts.
The Fund, under normal circumstances, invests at least 65% of its assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is “located” in that country where its equity securities principally trade.
The Fund's sub-adviser selects individual foreign stocks using a value style of investment, which means that the sub-adviser attempts to invest in stocks believed to be undervalued. The sub-adviser's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the sub-adviser also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The sub-adviser looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The sub-adviser uses this technique to attempt to compare the value of different investments. The sub-adviser selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the sub-adviser also considers the additional risks associated with investing in these types of stocks.
When selecting investments, the sub-adviser considers the value of foreign currencies. To analyze foreign currencies, the sub-adviser attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the Fund.
When selecting investments, the sub-adviser also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
5

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
6

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.68% of the Fund's average net assets).
Sub-Adviser	Mondrian Investment Partners Limited (“Mondrian”), Fifth Floor, 10 Gresham Street, London EC2V 7JD, United Kingdom. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. As of December 31, 2017, Mondrian managed over $63 billion in mutual fund, institutional and separately managed accounts.
Mondrian Portfolio Managers	Elizabeth Desmond, Melissa Platt, and Nigel Bliss are responsible for the day-to-day management of the Fund's assets.
Elizabeth A. Desmond, CFA, is Director and Chief Investment Officer, International Equities, and joined Mondrian in 1991. Ms. Desmond holds a B.S. from Wellesley College and an M.S. from Stanford University. Ms. Desmond is a Chartered Financial Analyst ® (CFA) Charterholder, a member of the CFA Society of the U.K. and a member of the CFA Institute.
Melissa J. A. Platt, CFA, is a Portfolio Manager with Mondrian and joined Mondrian in 2004. Ms. Platt is a graduate of Massey University and a member of the CFA Society of the U.K.
Nigel A. Bliss, ASIP, is a Senior Portfolio Manager with Mondrian and joined Mondrian in 1995. Mr. Bliss holds a B.A. with honors in geography from the University of Manchester. Mr. Bliss holds the Associate of the Society of Investment Professionals (ASIP) designation and is a member of the CFA Society of the U.K. and the CFA Institute.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.381	$ 15.782	$ 16.942	$ 18.131	$ 15.243
Income (loss) from investment operations:
Net investment income[1]	0.495	0.517	0.457	0.784	0.420
Net realized and unrealized gain (loss)	2.779	0.114	(1.101)	(1.234)	2.897
Total from investment operations	3.274	0.631	(0.644)	(0.450)	3.317
Less dividends and distributions from:
Net investment income	(0.593)	(0.470)	(0.516)	(0.739)	(0.429)
Net realized gain	(0.031)	(0.562)	—	—	—
Total dividends and distributions	(0.624)	(1.032)	(0.516)	(0.739)	(0.429)
Net asset value, end of period	$ 18.031	$ 15.381	$ 15.782	$ 16.942	$ 18.131
Total return[2]	21.34%	4.01%	(3.79%)	(2.54%)	21.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$893,651	$838,576	$842,056	$861,700	$808,623
Ratio of expenses to average net assets	0.75%	0.73%	0.73%	0.73%	0.76%
Ratio of net investment income to average net assets	2.88%	3.28%	2.61%	4.21%	2.50%
Portfolio turnover	19%	21%	19%	18%	33%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.375	$ 15.777	$ 16.934	$ 18.122	$ 15.236
Income (loss) from investment operations:
Net investment income[1]	0.451	0.477	0.412	0.736	0.381
Net realized and unrealized gain (loss)	2.776	0.114	(1.096)	(1.231)	2.891
Total from investment operations	3.227	0.591	(0.684)	(0.495)	3.272
Less dividends and distributions from:
Net investment income	(0.550)	(0.431)	(0.473)	(0.693)	(0.386)
Net realized gain	(0.031)	(0.562)	—	—	—
Total dividends and distributions	(0.581)	(0.993)	(0.473)	(0.693)	(0.386)
Net asset value, end of period	$ 18.021	$ 15.375	$ 15.777	$ 16.934	$ 18.122
Total return[2]	21.04%	3.75%	(4.03%)	(2.79%)	21.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,262	$302,137	$309,288	$333,679	$357,738
Ratio of expenses to average net assets	1.00%	0.98%	0.98%	0.98%	1.01%
Ratio of net investment income to average net assets	2.63%	3.03%	2.36%	3.96%	2.25%
Portfolio turnover	19%	21%	19%	18%	33%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP SSGA Developed International 150 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Developed International 150 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Developed International 150 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Developed International 150 Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.33%	0.33%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.41%	0.66%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.40%	0.65%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $50 million of the Fund's average daily net assets and 0.01% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$41	$130	$228	$514
Service Class	$66	$210	$366	$819
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
LVIP SSGA Developed International 150 Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing in approximately 150 foreign equity securities. Stocks are selected from the list of stocks that represents the 750 largest foreign companies by market capitalization in the MSCI World ex US Index (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund may exclude certain issuers, countries, or regions based on adverse market, economic, political or other conditions. Foreign equity securities may trade on U.S. or foreign markets.
The Fund's portfolio construction rules are as follows:
•	identify the largest 750 foreign stocks in the MSCI World ex US Index by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield;
•	select the 20% of stocks within each GICS* sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. On an annual basis, the sub-adviser will rebalance the Fund's portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the MSCI World ex US Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
2	LVIP SSGA Developed International 150 Fund

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 38.46%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (17.83%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/1/08)
LVIP SSGA Developed International 150 Fund – Standard Class	23.58%	9.52%	3.53%
LVIP SSGA Developed International 150 Fund – Service Class	23.25%	9.24%	3.27%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	25.03%	7.90%	2.43%
LVIP SSGA Developed International 150 Fund	3

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Dwayne Hancock, CFA	Vice President	Since May 2017
Keith Richardson	Principal	Since May 2017
Juan Acevedo	Vice President	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Developed International 150 Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in approximately 150 foreign equity securities. Stocks are selected from the list of stocks that represents the 750 largest foreign companies by market capitalization in the MSCI World ex US Index (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund may exclude certain issuers, countries, or regions based on adverse market, economic, political or other conditions. Foreign equity securities may trade on U.S. or foreign markets. The Fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts.
The Fund’s portfolio construction rules are as follows:
•	identify the largest 750 foreign stocks in the MSCI World ex US Index by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield; (The valuation measures all consist of two components: price on the one hand, and either earnings, book value, or dividends on the other. Earnings and dividends are both the most recently available 12-month period. Book value is the most recently reported book value. The price of the stock is the price as of the rebalance date.)
•	select the 20% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. The target number of stocks within each GICS sector is rounded to the nearest whole number. In the event the total of rounded target stocks is greater than 150, the stock(s) with the highest average valuation ranking within the sector that represents the largest positive differential from the target number of stocks shall be eliminated. In the event the total of rounded target stocks is less than 150, the stock(s) with the lowest average valuation ranking within the sector that represents the largest negative differential from the target number of stocks shall be added.
On an annual basis, the sub-adviser will rebalance the Fund's portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date such weightings may fluctuate throughout the year based on market conditions. Dividends are reinvested across the Fund at the prevailing weights (prevailing weights are equal to the security weights in the Fund at the time the dividends are paid).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the MSCI World ex US Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.32% of the Fund's average net assets).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Dwayne Hancock, Keith Richardson, and Juan Acevedo are responsible for the day-to-day management of the Fund's assets.
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Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS Group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He holds a Master of Business Administration from the Carroll School of School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. Mr. Hancock also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Keith Richardson is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. He currently manages a variety of U.S. and international equity funds including an assortment of ETFs, smart beta and tax- efficient portfolios. Prior to his current role, Mr. Richardson spent 9 years as a portfolio manager in SSGA’s Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. He has been working with SSGA since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration with a Finance concentration from the Sawyer School of Management at Suffolk University.
Juan Acevedo is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He is responsible for managing equity index, smart beta and tax-efficient quantitative strategies for institutional clients and high net worth individuals. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA’s Implementation Group, where he was responsible for the daily management of active and passive strategies, with an additional focus of mass construction of separate managed accounts. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College. Additionally, he received a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Developed International 150 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 7.925	$ 7.663	$ 9.077	$ 9.491	$ 8.097
Income (loss) from investment operations:
Net investment income[1]	0.269	0.289	0.278	0.302	0.294
Net realized and unrealized gain (loss)	1.593	0.453	(0.676)	(0.209)	1.344
Total from investment operations	1.862	0.742	(0.398)	0.093	1.638
Less dividends and distributions from:
Net investment income	(0.395)	(0.300)	(0.259)	(0.318)	(0.244)
Net realized gain	—	(0.180)	(0.757)	(0.189)	—
Total dividends and distributions	(0.395)	(0.480)	(1.016)	(0.507)	(0.244)
Net asset value, end of period	$ 9.392	$ 7.925	$ 7.663	$ 9.077	$ 9.491
Total return[2]	23.58%	9.73%	(4.30%)	0.91%	20.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$905,853	$745,352	$682,486	$748,475	$643,792
Ratio of expenses to average net assets	0.39%	0.38%	0.39%	0.38%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.39%	0.51%	0.83%
Ratio of net investment income to average net assets	3.02%	3.77%	3.03%	3.04%	3.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.01%	3.76%	3.03%	2.91%	2.95%
Portfolio turnover	55%	63%	57%	53%	58%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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	LVIP SSGA Developed International 150 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 7.928	$ 7.668	$ 9.080	$ 9.494	$ 8.101
Income (loss) from investment operations:
Net investment income[1]	0.247	0.270	0.255	0.277	0.271
Net realized and unrealized gain (loss)	1.593	0.451	(0.674)	(0.209)	1.344
Total from investment operations	1.840	0.721	(0.419)	0.068	1.615
Less dividends and distributions from:
Net investment income	(0.373)	(0.281)	(0.236)	(0.293)	(0.222)
Net realized gain	—	(0.180)	(0.757)	(0.189)	—
Total dividends and distributions	(0.373)	(0.461)	(0.993)	(0.482)	(0.222)
Net asset value, end of period	$ 9.395	$ 7.928	$ 7.668	$ 9.080	$ 9.494
Total return[2]	23.25%	9.46%	(4.53%)	0.65%	20.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,736	$143,630	$143,127	$151,765	$154,865
Ratio of expenses to average net assets	0.64%	0.63%	0.64%	0.63%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.64%	0.64%	0.76%	1.08%
Ratio of net investment income to average net assets	2.77%	3.52%	2.78%	2.79%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.76%	3.51%	2.78%	2.66%	2.70%
Portfolio turnover	55%	63%	57%	53%	58%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP SSGA Emerging Markets 100 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Emerging Markets 100 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Emerging Markets 100 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Emerging Markets 100 Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.11%	0.11%
Total Annual Fund Operating Expenses	0.45%	0.70%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.44%	0.69%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund's average daily net assets and 0.025% on next $50 million of the Fund’s average daily net assets and 0.005% on next $400 million of the Fund’s average daily net assets The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$45	$143	$249	$562
Service Class	$70	$222	$387	$866
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
LVIP SSGA Emerging Markets 100 Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing in approximately 100 equity securities of issuers from emerging foreign countries. Stocks are selected from the list of stocks that represents the 500 largest companies by market capitalization in the MSCI Emerging Market Index (market capitalization to be determined as of the last trading day of March, i.e., rebalance date). An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund may exclude certain issuers, countries, or regions based on adverse market, economic, political or other conditions.
The Fund’s portfolio construction rules are as follows:
•	identify the top 500 stocks in the MSCI Emerging Markets Index by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield;
•	select the 20% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. On an annual basis, the sub-adviser will rebalance the Fund’s portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the MSCI Emerging Markets Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
2	LVIP SSGA Emerging Markets 100 Fund

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 43.60%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (24.40%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (6/18/08)
LVIP SSGA Emerging Markets 100 Fund – Standard Class	23.83%	2.17%	4.59%
LVIP SSGA Emerging Markets 100 Fund – Service Class	23.51%	1.92%	4.33%
MSCI Emerging Market Index (net dividends) (reflects no deductions for fees, expenses or taxes)	37.28%	4.35%	2.57%
LVIP SSGA Emerging Markets 100 Fund	3

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Amy Cheng	Vice President	Since May 2017
Thomas Coleman, CFA	Vice President	Since May 2017
Lisa Hobart	Vice President	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Emerging Markets 100 Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in approximately 100 equity securities of issuers from emerging foreign countries. Stocks are selected from the list of stocks that represents the 500 largest companies by market capitalization in the MSCI Emerging Market Index (market capitalization to be determined as of the last trading day of March, i.e., rebalance date). An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund may exclude certain issuers, countries, or regions based on adverse market, economic, political or other conditions. The Fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts.
The Fund’s portfolio construction rules are as follows:
•	identify the top 500 stocks in the MSCI Emerging Markets Index by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield; (The valuation measures all consist of two components: price on the one hand, and either earnings, book value, or dividends on the other. Earnings and dividends are both the most recently available 12-month period. Book value is the most recently reported book value. The price of the stock is the price as of the rebalance date.)
•	select the 20% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. The target number of stocks within each GICS sector is rounded to the nearest whole number. In the event the total of rounded target stocks is greater than 100, the stock(s) with the highest average valuation ranking within the sector that represents the largest positive differential from the target number of stocks shall be eliminated. In the event the total of rounded target stocks is less than 100, the stock(s) with the lowest average valuation ranking within the sector that represents the largest negative differential from the target number of stocks shall be added.
On an annual basis, the sub-adviser will rebalance the Fund's portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions. Dividends are reinvested across the Fund at the prevailing weights (prevailing weights are equal to the security weights in the Fund at the time the dividends are paid).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the MSCI Emerging Markets Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks of emerging market companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
5

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
6

Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.33% of the Fund's average net assets).
7

Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Amy Cheng, Thomas Coleman, and Lisa Hobart are responsible for the day-to-day management of the Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Amy Cheng is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She is responsible for managing various domestic, international and emerging market strategies. Prior to assuming her current role in May 2008, Ms. Cheng worked in SSGA’s Implementation Group, where she performed the day-to-day management of active developed and emerging market equity portfolios. Ms. Cheng earned a Bachelor of Arts in Economics and Political Science from the University of Rochester and a Master of Business Administration from the Carroll School of Management at Boston College.
Thomas Coleman, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. Within this group, Mr. Coleman is the Emerging Markets Strategy leader and, as such, he is responsible for the management of a variety of commingled, segregated, and exchange traded products benchmarked to international indices, including MSCI Emerging Markets and ACWI indices, as well as S&P Emerging Markets indices. Mr. Coleman is also responsible for domestic strategies benchmarked to Russell, Standard & Poor’s, and NASDAQ indices. Mr. Coleman holds a Bachelor of Science in Finance and Accounting from Boston College and a Master of Business Administration from Babson College. He also earned the Chartered Financial Analyst® (CFA) designation and is a member of CFA Society Boston, Inc.
Lisa Hobart is a Vice President of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Hobart is currently responsible for managing various equity index funds, with both domestic and international strategies. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. During her career at SSGA, Lisa has managed the Investment Operations team, supporting passive, enhanced and active equity strategies. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
8

Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
9

The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
10

For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.232	$ 7.325	$ 9.288	$ 9.917	$ 10.447
Income (loss) from investment operations:
Net investment income[1]	0.284	0.223	0.357	0.322	0.253
Net realized and unrealized gain (loss)	1.669	0.914	(1.940)	(0.658)	(0.553)
Total from investment operations	1.953	1.137	(1.583)	(0.336)	(0.300)
Less dividends and distributions from:
Net investment income	(0.262)	(0.230)	(0.380)	(0.293)	(0.230)
Total dividends and distributions	(0.262)	(0.230)	(0.380)	(0.293)	(0.230)
Net asset value, end of period	$ 9.923	$ 8.232	$ 7.325	$ 9.288	$ 9.917
Total return[2]	23.83%	15.44%	(17.04%)	(3.37%)	(2.83%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$621,221	$462,296	$ 421,228	$492,713	$478,730
Ratio of expenses to average net assets	0.43%	0.44%	0.46%	0.44%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.44%	0.45%	0.46%	0.69%	1.24%
Ratio of net investment income to average net assets	2.99%	2.86%	3.99%	3.28%	2.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.98%	2.85%	3.99%	3.03%	1.83%
Portfolio turnover	56%	73%	51%	84%	39%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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	LVIP SSGA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.235	$ 7.329	$ 9.289	$ 9.917	$ 10.448
Income (loss) from investment operations:
Net investment income[1]	0.260	0.204	0.334	0.297	0.229
Net realized and unrealized gain (loss)	1.668	0.913	(1.936)	(0.657)	(0.554)
Total from investment operations	1.928	1.117	(1.602)	(0.360)	(0.325)
Less dividends and distributions from:
Net investment income	(0.238)	(0.211)	(0.358)	(0.268)	(0.206)
Total dividends and distributions	(0.238)	(0.211)	(0.358)	(0.268)	(0.206)
Net asset value, end of period	$ 9.925	$ 8.235	$ 7.329	$ 9.289	$ 9.917
Total return[2]	23.51%	15.16%	(17.25%)	(3.61%)	(3.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,125	$177,698	$ 166,173	$184,408	$191,838
Ratio of expenses to average net assets	0.68%	0.69%	0.71%	0.69%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.70%	0.71%	0.94%	1.49%
Ratio of net investment income to average net assets	2.74%	2.61%	3.74%	3.03%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.73%	2.60%	3.74%	2.78%	1.58%
Portfolio turnover	56%	73%	51%	84%	39%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP SSGA International Index Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA International Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA International Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA International Index Fund (the “Fund”), is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.11%	0.11%
Total Annual Fund Operating Expenses	0.51%	0.76%
Less Fee Waiver[2,3]	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.39%	0.64%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.087% on the first $1 billion of the Fund’s average daily net assets; and 0.135% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[3] The Fee Waiver was restated to reflect the current Fee Waiver of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$40	$151	$272	$627
Service Class	$65	$230	$410	$929
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
LVIP SSGA International Index Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Fund’s performance, the MSCI EAFE® Index is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark.
The sub-adviser invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investments vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, and international equity exchange-traded funds (ETFs), cash equivalents. Although the Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
2	LVIP SSGA International Index Fund

•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 24.95%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (20.15%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/1/08)
LVIP SSGA International Index Fund – Standard Class	24.69%	7.22%	1.98%
LVIP SSGA International Index Fund – Service Class	24.38%	6.95%	1.73%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	25.03%	7.90%	2.43%
LVIP SSGA International Index Fund	3

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Dwayne Hancock, CFA	Vice President	Since May 2017
Amy Scofield	Principal	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA International Index Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U. S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Fund’s performance, the MSCI EAFE® Index* is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark index.
The sub-adviser invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investments vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, and international equity exchange-traded funds (“ETFs”), cash equivalents. Although the Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
The Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
* MSCI® and EAFE® are trademarks of MSCI Inc. (MSCI), and the Fund has obtained a license to use and to refer to these trademarks and the MSCI EAFE® Index. The Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Fund or any index on which such Fund is based.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks held by its benchmark index, currently the MSCI EAFE® Index, only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.31% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Dwayne Hancock and Amy Scofield are responsible for the day-to-day management of the Fund's assets.
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Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS Group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He holds a Master of Business Administration from the Carroll School of School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. Mr. Hancock also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Amy Scofield is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. She rejoined SSGA in November of 2010 and is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
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Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This
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makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.152	$ 8.326	$ 8.657	$ 9.458	$ 7.942
Income (loss) from investment operations:
Net investment income[1]	0.231	0.238	0.222	0.300	0.202
Net realized and unrealized gain (loss)	1.775	(0.154)	(0.329)	(0.849)	1.461
Total from investment operations	2.006	0.084	(0.107)	(0.549)	1.663
Less dividends and distributions from:
Net investment income	(0.252)	(0.258)	(0.224)	(0.252)	(0.147)
Total dividends and distributions	(0.252)	(0.258)	(0.224)	(0.252)	(0.147)
Net asset value, end of period	$ 9.906	$ 8.152	$ 8.326	$ 8.657	$ 9.458
Total return[2]	24.69%	1.02%	(1.22%)	(5.84%)	20.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,671,016	$2,049,699	$2,173,659	$1,861,073	$1,552,699
Ratio of expenses to average net assets	0.40%	0.41%	0.41%	0.43%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.49%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.49%	2.94%	2.48%	3.18%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.39%	2.86%	2.41%	3.13%	2.28%
Portfolio turnover	8%	18%	1%	2%	6%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
11

	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.155	$ 8.330	$ 8.660	$ 9.460	$ 7.944
Income (loss) from investment operations:
Net investment income[1]	0.207	0.218	0.200	0.276	0.180
Net realized and unrealized gain (loss)	1.775	(0.155)	(0.329)	(0.847)	1.461
Total from investment operations	1.982	0.063	(0.129)	(0.571)	1.641
Less dividends and distributions from:
Net investment income	(0.229)	(0.238)	(0.201)	(0.229)	(0.125)
Total dividends and distributions	(0.229)	(0.238)	(0.201)	(0.229)	(0.125)
Net asset value, end of period	$ 9.908	$ 8.155	$ 8.330	$ 8.660	$ 9.460
Total return[2]	24.38%	0.76%	(1.46%)	(6.08%)	20.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$314,070	$272,002	$270,652	$288,408	$315,299
Ratio of expenses to average net assets	0.65%	0.66%	0.66%	0.68%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.73%	0.73%	0.76%
Ratio of net investment income to average net assets	2.24%	2.69%	2.23%	2.93%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	2.61%	2.16%	2.88%	2.03%
Portfolio turnover	8%	18%	1%	2%	6%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA Large Cap 100 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Large Cap 100 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Large Cap 100 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Large Cap 100 Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.31%	0.31%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Fund Operating Expenses	0.38%	0.63%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.37%	0.62%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $50 million of the Fund's average daily net assets and 0.015% on next $450 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$38	$120	$211	$476
Service Class	$63	$200	$349	$782
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
LVIP SSGA Large Cap 100 Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing in approximately 100 stocks of large-sized U.S. companies as measured by market capitalization. Stocks are selected from the list of stocks that represent the 500 largest U.S. companies by market capitalization (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). The smallest company in the list of eligible stocks had a market cap of $2.5 billion and the largest company in the list of eligible stocks had a market cap of $914.0 billion as of March 31, 2018.
The Fund’s portfolio construction rules are as follows:
•	identify the top 500 U.S. stocks by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield;
•	select the 20% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. On an annual basis, the sub-adviser will rebalance the Fund’s portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP SSGA Large Cap 100 Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 23.98%.
The Fund’s lowest return for a quarter occurred in the first quarter of 2009 at: (16.45%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/1/08)
LVIP SSGA Large Cap 100 Fund – Standard Class	18.76%	16.88%	10.67%
LVIP SSGA Large Cap 100 Fund – Service Class	18.47%	16.59%	10.40%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	9.38%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Michael Finocchi	Principal	Since May 2017
Karl Schneider, CAIA	Managing Director	Since May 2017
John Law, CFA	Vice President	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP SSGA Large Cap 100 Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Large Cap 100 Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in approximately 100 stocks of large-sized U.S. companies as measured by market capitalization. Stocks are selected from the list of stocks that represents the 500 largest U.S. companies by market capitalization (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). The smallest company in the list of eligible stocks had a market cap of $2.5 billion and the largest company in the list of eligible stocks had a market cap of $914.0 billion as of March 31, 2018. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks is used as the benchmark for the Fund.
The Fund’s portfolio construction rules are as follows:
•	identify the top 500 U.S. stocks by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield; (The valuation measures all consist of two components: price on the one hand, and either earnings, book value, or dividends on the other. Earnings and dividends are both the most recently available 12-month period. Book value is the most recently reported book value. The price of the stock is the price as of the rebalance date.)
•	select the 20% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. The target number of stocks within each GICS sector is rounded to the nearest whole number. In the event the total of rounded target stocks is greater than 100, the stock(s) with the highest average valuation ranking within the sector that represents the largest positive differential from the target number of stocks shall be eliminated. In the event the total of rounded target stocks is less than 100, the stock(s) with the lowest average valuation ranking within the sector that represents the largest negative differential from the target number of stocks shall be added.
On an annual basis, the sub-adviser will rebalance the Fund's portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date such weightings may fluctuate throughout the year based on market conditions. Dividends are reinvested across the Fund at the prevailing weights (prevailing weights are equal to the security weights in the Fund at the time the dividends are paid).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks of large U.S. companies by market capitalization only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
5

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
6

A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.30% of the Fund's average net assets).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Michael Finocchi, Karl Schneider, and John Law are responsible for the day-to-day management of the Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.
Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
John Law, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions (GEBS) Group, having joined SSGA in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Prior experience also includes mortgage banking, having worked at IndyMac Bank issuing mortgage backed securities, and investment banking, with Credit Suisse First Boston. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master's and Bachelor's degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst® (CFA) designation and is a member of CFA Society Boston, Inc.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
8

To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.786	$ 12.878	$ 15.954	$ 14.468	$ 11.492
Income (loss) from investment operations:
Net investment income[1]	0.343	0.342	0.359	0.365	0.332
Net realized and unrealized gain (loss)	2.188	2.302	(1.141)	2.044	3.736
Total from investment operations	2.531	2.644	(0.782)	2.409	4.068
Less dividends and distributions from:
Net investment income	(0.430)	(0.316)	(0.391)	(0.393)	(0.310)
Net realized gain	(1.972)	(1.420)	(1.903)	(0.530)	(0.782)
Total dividends and distributions	(2.402)	(1.736)	(2.294)	(0.923)	(1.092)
Net asset value, end of period	$ 13.915	$ 13.786	$ 12.878	$ 15.954	$ 14.468
Total return[2]	18.76%	21.53%	(4.67%)	16.73%	35.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$949,169	$1,081,971	$674,162	$1,031,276	$813,764
Ratio of expenses to average net assets	0.36%	0.34%	0.34%	0.34%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.35%	0.34%	0.41%	0.57%
Ratio of net investment income to average net assets	2.33%	2.56%	2.32%	2.37%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	2.55%	2.32%	2.30%	2.22%
Portfolio turnover	64%	57%	61%	44%	44%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
11

	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.771	$ 12.870	$ 15.944	$ 14.463	$ 11.492
Income (loss) from investment operations:
Net investment income[1]	0.306	0.306	0.318	0.325	0.294
Net realized and unrealized gain (loss)	2.183	2.298	(1.137)	2.041	3.735
Total from investment operations	2.489	2.604	(0.819)	2.366	4.029
Less dividends and distributions from:
Net investment income	(0.393)	(0.283)	(0.352)	(0.355)	(0.276)
Net realized gain	(1.972)	(1.420)	(1.903)	(0.530)	(0.782)
Total dividends and distributions	(2.365)	(1.703)	(2.255)	(0.885)	(1.058)
Net asset value, end of period	$ 13.895	$ 13.771	$ 12.870	$ 15.944	$ 14.463
Total return[2]	18.47%	21.22%	(4.91%)	16.44%	35.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$367,538	$323,820	$299,856	$339,894	$329,982
Ratio of expenses to average net assets	0.61%	0.59%	0.59%	0.59%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.60%	0.59%	0.66%	0.82%
Ratio of net investment income to average net assets	2.08%	2.31%	2.07%	2.12%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.30%	2.07%	2.05%	1.97%
Portfolio turnover	64%	57%	61%	44%	44%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA S&P 500 Index Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA S&P 500 Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA S&P 500 Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA S&P 500 Index Fund (the “Fund”), is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index*.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.17%	0.17%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Fund Operating Expenses	0.24%	0.49%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$25	$ 78	$136	$308
Service Class	$50	$158	$275	$619
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund, under normal market conditions, invests at least 90% of its assets in the securities of issuers
LVIP SSGA S&P 500 Index Fund	1

included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.5 billion to $914 billion as of March 31, 2018. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index consists of the common stocks of 500 major corporations selected according to:
•	size;
•	frequency and ease by which their stocks trade; and
•	range and diversity of the American economy.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*	“Standard & Poor's®”, “S&P 500®”, “Standard & Poor's 500®” and “500” are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP SSGA S&P 500 Index Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 15.77%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (22.00%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP SSGA S&P 500 Index Fund – Standard Class	21.57%	15.53%	8.22%
LVIP SSGA S&P 500 Index Fund – Service Class	21.27%	15.24%	7.95%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Keith Richardson	Principal	Since May 2017
Karl Schneider, CAIA	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP SSGA S&P 500 Index Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA S&P 500 Index Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index*. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund, under normal market conditions, invests at least 90% of its assets in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.5 billion to $914 billion as of March 31, 2018. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index consists of the common stocks of 500 major corporations selected according to:
•	size;
•	frequency and ease by which their stocks trade; and
•	range and diversity of the American economy.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
When evaluating the Fund’s performance, the S&P 500® Index is used as the benchmark. The Fund may not track the performance of the S&P 500® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
*	“Standard & Poor's®”, “S&P 500®”, “Standard & Poor's 500®” and “500” are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in securities of issuers included in the S&P 500 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
6

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.17% of the Fund's average net assets).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Keith Richardson and Karl Schneider are responsible for the day-to-day management of the Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Keith Richardson is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. He currently manages a variety of U.S. and international equity funds including an assortment of ETFs, smart beta and tax- efficient portfolios. Prior to his current role, Mr. Richardson spent 9 years as a portfolio manager in SSGA’s Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. He has been working with SSGA since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration with a Finance concentration from the Sawyer School of Management at Suffolk University.
Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
7

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
8

To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
9

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.562	$ 14.395	$ 14.651	$ 13.259	$ 10.191
Income (loss) from investment operations:
Net investment income[1]	0.306	0.284	0.288	0.243	0.220
Net realized and unrealized gain (loss)	3.035	1.399	(0.121)	1.538	3.038
Total from investment operations	3.341	1.683	0.167	1.781	3.258
Less dividends and distributions from:
Net investment income	(0.330)	(0.307)	(0.284)	(0.275)	(0.190)
Net realized gain	(0.188)	(0.209)	(0.139)	(0.114)	—
Total dividends and distributions	(0.518)	(0.516)	(0.423)	(0.389)	(0.190)
Net asset value, end of period	$ 18.385	$ 15.562	$ 14.395	$ 14.651	$ 13.259
Total return[2]	21.57%	11.76%	1.17%	13.43%	32.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,790,531	$5,998,455	$5,567,596	$5,672,744	$5,143,799
Ratio of expenses to average net assets	0.23%	0.21%	0.21%	0.21%	0.23%
Ratio of net investment income to average net assets	1.79%	1.92%	1.95%	1.74%	1.84%
Portfolio turnover	3%	4%	10%	11%	8%
[1] The average shares outstanding method has been applied for per share information.	[2]
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.	[4]
11

	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.560	$ 14.396	$ 14.653	$ 13.263	$ 10.196
Income (loss) from investment operations:
Net investment income[1]	0.263	0.247	0.251	0.208	0.190
Net realized and unrealized gain (loss)	3.031	1.396	(0.122)	1.536	3.037
Total from investment operations	3.294	1.643	0.129	1.744	3.227
Less dividends and distributions from:
Net investment income	(0.288)	(0.270)	(0.247)	(0.240)	(0.160)
Net realized gain	(0.188)	(0.209)	(0.139)	(0.114)	—
Total dividends and distributions	(0.476)	(0.479)	(0.386)	(0.354)	(0.160)
Net asset value, end of period	$ 18.378	$ 15.560	$ 14.396	$ 14.653	$ 13.263
Total return[2]	21.27%	11.48%	0.92%	13.15%	31.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,250,684	$1,034,016	$959,015	$956,395	$926,536
Ratio of expenses to average net assets	0.48%	0.46%	0.46%	0.46%	0.48%
Ratio of net investment income to average net assets	1.54%	1.67%	1.70%	1.49%	1.59%
Portfolio turnover	3%	4%	10%	11%	8%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA Small-Cap Index Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Small-Cap Index Fund  (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Small-Cap Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Small-Cap Index Fund (the “Fund”) is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index*, which emphasizes stocks of small U.S. companies.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.32%	0.32%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.40%	0.65%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$41	$128	$223	$503
Service Class	$66	$207	$361	$809
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities that make up the Russell 2000® Index, although the Fund may not invest in every security in the Russell 2000® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the Fund’s performance, the Russell 2000® Index is used as the benchmark. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index which represents approximately 10% of the market capitalization of the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). As of March 31, 2018, the market capitalization range of the Russell 2000® Index was $144 million to $4.4 billion.
LVIP SSGA Small-Cap Index Fund	1

The Fund, under normal circumstances, invests at least 80% of its assets in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000® Index is a widely used measure of small U.S. company stock performance.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® and Russell 3000® are trademarks of Russell Investment Group.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP SSGA Small-Cap Index Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 20.25%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (26.14%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP SSGA Small-Cap Index Fund – Standard Class	14.21%	13.65%	8.21%
LVIP SSGA Small-Cap Index Fund – Service Class	13.93%	13.36%	7.94%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	8.71%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Michael Finocchi	Principal	Since May 2017
Karl Schneider, CAIA	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP SSGA Small-Cap Index Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Small-Cap Index Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index*, which emphasizes stocks of small U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in the securities that make up the Russell 2000® Index, although the Fund may not invest in every security in the Russell 2000® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the Fund’s performance, the Russell 2000® Index is used as the benchmark. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index which represents approximately 10% of the market capitalization of the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). As of March 31, 2018, the market capitalization range of the Russell 2000® Index was $144 million to $4.4 billion.
The Fund, under normal circumstances, invests at least 80% of its assets in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000® Index is a widely used measure of small U.S. company stock performance.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
The Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
*	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® and Russell 3000® are trademarks of Russell Investment Group.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities of stocks of companies included in the Russell 2000 Index and in derivatives instruments, such as stock index futures contracts and options that provide exposure to the stocks in the companies in the Russell 2000 Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
6

Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.32% of the Fund's average net assets).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Michael Finocchi and Karl Schneider are responsible for the day-to-day management of the Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.
Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
7

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
9

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 28.753	$ 24.643	$ 26.990	$ 26.722	$ 19.597
Income (loss) from investment operations:
Net investment income[1]	0.257	0.257	0.246	0.235	0.219
Net realized and unrealized gain (loss)	3.774	4.789	(1.514)	0.965	7.205
Total from investment operations	4.031	5.046	(1.268)	1.200	7.424
Less dividends and distributions from:
Net investment income	(0.306)	(0.364)	(0.247)	(0.225)	(0.189)
Net realized gain	(0.745)	(0.572)	(0.832)	(0.707)	(0.110)
Total dividends and distributions	(1.051)	(0.936)	(1.079)	(0.932)	(0.299)
Net asset value, end of period	$ 31.733	$ 28.753	$ 24.643	$ 26.990	$ 26.722
Total return[2]	14.21%	20.68%	(4.71%)	4.67%	37.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,376,730	$1,117,983	$1,183,053	$1,085,366	$881,401
Ratio of expenses to average net assets	0.39%	0.37%	0.37%	0.37%	0.39%
Ratio of net investment income to average net assets	0.85%	1.02%	0.91%	0.89%	0.93%
Portfolio turnover	15%	16%	32%	15%	17%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
11

	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 28.741	$ 24.643	$ 26.987	$ 26.722	$ 19.602
Income (loss) from investment operations:
Net investment income[1]	0.181	0.194	0.178	0.168	0.161
Net realized and unrealized gain (loss)	3.768	4.777	(1.510)	0.964	7.199
Total from investment operations	3.949	4.971	(1.332)	1.132	7.360
Less dividends and distributions from:
Net investment income	(0.230)	(0.301)	(0.180)	(0.160)	(0.130)
Net realized gain	(0.745)	(0.572)	(0.832)	(0.707)	(0.110)
Total dividends and distributions	(0.975)	(0.873)	(1.012)	(0.867)	(0.240)
Net asset value, end of period	$ 31.715	$ 28.741	$ 24.643	$ 26.987	$ 26.722
Total return[2]	13.93%	20.38%	(4.95%)	4.41%	37.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$345,526	$304,903	$276,877	$299,763	$325,878
Ratio of expenses to average net assets	0.64%	0.62%	0.62%	0.62%	0.64%
Ratio of net investment income to average net assets	0.60%	0.77%	0.66%	0.64%	0.68%
Portfolio turnover	15%	16%	32%	15%	17%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP SSGA Small-Mid Cap 200 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Small-Mid Cap 200 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Small-Mid Cap 200 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Small-Mid Cap 200 Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.33%	0.33%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.09%	0.09%
Total Annual Fund Operating Expenses	0.42%	0.67%
Less Fee Waiver[2]	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.41%	0.66%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.065% of the first $50 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$42	$134	$235	$531
Service Class	$68	$214	$373	$835
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
LVIP SSGA Small-Mid Cap 200 Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing in approximately 200 stocks of small-mid cap U.S. companies. Small and medium cap companies are defined as those U.S. companies whose market capitalization is: (i) less than the 500th U.S. company as ranked by market capitalization, and (ii) is greater than or equal to the 2500th U.S. company as ranked by market capitalization (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). As of March 31, 2018, the market capitalization range of the Russell 2500TM Index was $144 million to $10.6 billion.
The Fund’s portfolio construction rules are as follows:
•	identify the smallest 2000 U.S. stocks from the largest 2500 U.S. stocks in the Russell 2500TM Index by market capitalization;
•	rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield;
•	select the 10% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 10% of the number of stocks within each GICS sector. On an annual basis, the sub-adviser will rebalance the Fund’s portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions.
The Fund may invest in Russell 2000® stock index futures. The futures serve as a substitute for a comparable market position in the securities underlying the Russell 2500TM Index for which stock index futures are not available. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
2	LVIP SSGA Small-Mid Cap 200 Fund

•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 34.41%.
The Fund’s lowest return for a quarter occurred in the first quarter of 2009 at: (17.67%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/1/08)
LVIP SSGA Small-Mid Cap 200 Fund – Standard Class	6.33%	12.57%	10.79%
LVIP SSGA Small-Mid Cap 200 Fund – Service Class	6.07%	12.29%	10.51%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	14.65%	14.12%	9.74%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Michael Finocchi	Principal	Since May 2017
Karl Schneider, CAIA	Managing Director	Since May 2017
Lisa Hobart	Vice President	Since May 2018
LVIP SSGA Small-Mid Cap 200 Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Small-Mid Cap 200 Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in approximately 200 stocks of small-mid cap U.S. companies. Small and medium cap companies are defined as those U.S. companies whose market capitalization is: (i) less than the 500th U.S. company as ranked by market capitalization, and (ii) is greater than or equal to the 2500th U.S. company as ranked by market capitalization (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). As of March 31, 2018, the market capitalization range of the Russell 2500TM Index was $144 million to $10.6 billion.
The Fund’s portfolio construction rules are as follows:
•	identify the smallest 2000 U.S. stocks from the largest 2500 U.S. stocks in the Russell 2500TM Index by market capitalization;
•	rank the stocks within each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield; (The valuation measures all consist of two components: price on the one hand, and either earnings, book value, or dividends on the other. Earnings and dividends are both the most recently available 12-month period. Book value is the most recently reported book value. The price of the stock is the price as of the rebalance date.)
•	select the 10% of stocks within each GICS sector with the lowest average valuation ranking;
•	equally-weight each stock; and
•	rebalance the portfolio annually near the last trading day of March.
*	GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 10% of the number of stocks within each GICS sector. The target number of stocks within each GICS sector is rounded to the nearest whole number. In the event the total of rounded target stocks is greater than 200, the stock(s) with the highest average valuation ranking within the sector that represents the largest positive differential from the target number of stocks shall be eliminated. In the event the total of rounded target stocks is less than 200, the stock(s) with the lowest average valuation ranking within the sector that represents the largest negative differential from the target number of stocks shall be added.
On an annual basis, the sub-adviser will rebalance the Fund's portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions. Dividends are reinvested across the Fund at the prevailing weights (prevailing weights are equal to the security weights in the Fund at the time the dividends are paid).
The Fund may invest in Russell 2000® stock index futures. The futures serve as a substitute for a comparable market position in the securities underlying the Russell 2500TM Index for which stock index futures are not available. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in stocks of small and mid cap companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
5

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
6

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.32% of the Fund's average net assets).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Michael Finocchi, Karl Schneider, and Lisa Hobart are responsible for the day-to-day management of the Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
7

Michael Finocchi is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Prior to assuming his current role in March 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Mr. Finocchi holds a Master of Business Administration with a concentration in Finance from Boston University's Questrom School of Business as well as a Bachelor of Arts in History and Business Studies from Providence College.
Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Lisa Hobart is a Vice President of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. Ms. Hobart is currently responsible for managing various equity index funds, with both domestic and international strategies. Ms. Hobart joined State Street Bank London in 2000 and moved to SSGA as a senior portfolio analyst in 2006. During her career at SSGA, Lisa has managed the Investment Operations team, supporting passive, enhanced and active equity strategies. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
8

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
9

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 14.163	$ 11.701	$ 14.908	$ 15.394	$ 12.629
Income (loss) from investment operations:
Net investment income[1]	0.309	0.315	0.344	0.432	0.412
Net realized and unrealized gain (loss)	0.550	3.107	(1.347)	0.204	3.884
Total from investment operations	0.859	3.422	(1.003)	0.636	4.296
Less dividends and distributions from:
Net investment income	(0.367)	(0.281)	(0.330)	(0.516)	(0.398)
Net realized gain	(1.194)	(0.679)	(1.874)	(0.606)	(1.133)
Total dividends and distributions	(1.561)	(0.960)	(2.204)	(1.122)	(1.531)
Net asset value, end of period	$ 13.461	$ 14.163	$ 11.701	$ 14.908	$ 15.394
Total return[2]	6.33%	30.09%	(6.84%)	4.30%	34.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$200,815	$146,614	$107,473	$117,200	$100,958
Ratio of expenses to average net assets	0.40%	0.40%	0.41%	0.41%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.41%	0.41%	0.52%	0.76%
Ratio of net investment income to average net assets	2.17%	2.50%	2.39%	2.83%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.16%	2.49%	2.39%	2.72%	2.46%
Portfolio turnover	67%	74%	70%	56%	55%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
11

	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 14.150	$ 11.696	$ 14.901	$ 15.388	$ 12.628
Income (loss) from investment operations:
Net investment income[1]	0.273	0.283	0.306	0.393	0.373
Net realized and unrealized gain (loss)	0.548	3.099	(1.343)	0.203	3.881
Total from investment operations	0.821	3.382	(1.037)	0.596	4.254
Less dividends and distributions from:
Net investment income	(0.331)	(0.249)	(0.294)	(0.477)	(0.361)
Net realized gain	(1.194)	(0.679)	(1.874)	(0.606)	(1.133)
Total dividends and distributions	(1.525)	(0.928)	(2.168)	(1.083)	(1.494)
Net asset value, end of period	$ 13.446	$ 14.150	$ 11.696	$ 14.901	$ 15.388
Total return[2]	6.07%	29.76%	(7.08%)	4.04%	34.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,360	$139,525	$113,416	$116,053	$115,941
Ratio of expenses to average net assets	0.65%	0.65%	0.66%	0.66%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.66%	0.77%	1.01%
Ratio of net investment income to average net assets	1.92%	2.25%	2.14%	2.58%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	2.24%	2.14%	2.47%	2.21%
Portfolio turnover	67%	74%	70%	56%	55%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price Growth Stock Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price Growth Stock Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price Growth Stock Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price Growth Stock Fund (the “Fund”) is to seek long-term growth of capital. Dividend and interest income from the Fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.64%	0.64%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Fund Operating Expenses	0.71%	0.96%
Less Fee Waiver[2,3]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.69%	0.94%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Fee Waiver was restated to reflect the current Fee Waiver of the fund.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: When the total Fund assets are less than $1 billion: 0.00% of the Fund's average daily net assets. When the Funds assets exceed $1 billion: 0.025% of the first $1 billion of the Fund's average daily net assets and 0.0125% on of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$70	$224	$391	$ 875
Service Class	$95	$302	$526	$1,171
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
LVIP T. Rowe Price Growth Stock Fund	1

Principal Investment Strategies
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. The Fund generally seeks investment in stocks of large-cap companies, but also may invest in medium-cap companies. While the Fund primarily focuses on investing in U.S. companies, the Fund may also invest up to 25% of its total assets in foreign equity securities, including those in emerging markets.
The Fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow.
The sub-adviser generally looks for companies with the following:
An above-average growth rate: Superior growth in earnings and cash flow.
A profitable niche: A lucrative niche in the economy that enables the company to sustain earnings momentum even during times of slow economic growth.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP T. Rowe Price Growth Stock Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 18.90%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (23.71%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP T. Rowe Price Growth Stock Fund – Standard Class	33.69%	17.80%	9.87%
LVIP T. Rowe Price Growth Stock Fund – Service Class	33.36%	17.51%	9.60%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	30.21%	17.33%	10.00%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager
T. Rowe Price Portfolio Manager	Company Title	Experience with Fund
Joseph B. Fath	Chairman of Investment Advisory Committee	Since January 2014
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
LVIP T. Rowe Price Growth Stock Fund	3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP T. Rowe Price Growth Stock Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. Dividend and interest income from the Fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. The Fund generally seeks investment in stocks of large-cap companies, but also may invest in medium-cap companies. While the Fund primarily focuses on investing in U.S. companies, the Fund may also invest up to 25% of its total assets in foreign equity securities, including those in emerging markets.
The Fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with the following:
•	An above-average growth rate: Superior growth in earnings and cash flow.
•	A profitable niche: A lucrative niche in the economy that enables the company to sustain earnings momentum even during times of slow economic growth.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
The sub-adviser may also purchase securities when it perceives an unusual opportunity for gain. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in the common stocks of a diversified group of growth companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
5

Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
6

In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.62% of the Fund's average net assets).
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Manager	Joseph Fath is responsible for the day-to-day management of the Fund's assets.
Joseph B. Fath, CPA, is a Portfolio Manager and is Vice President and Chairman of the Investment Advisory Committee. Mr. Fath joined T. Rowe Price in 2002. He holds a B.S. in accounting, with honors, from the University of Illinois at Urbana-Champaign, and an M.B.A. from the Wharton School of Business of the University of Pennsylvania. Mr. Fath is a Certified Public Accountant.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
7

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
8

The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
9

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 33.206	$ 33.230	$ 31.180	$ 28.681	$ 20.627
Income (loss) from investment operations:
Net investment income (loss)[1]	0.083	0.044	(0.011)	(0.015)	(0.021)
Net realized and unrealized gain	11.105	0.412	3.294	2.514	8.075
Total from investment operations	11.188	0.456	3.283	2.499	8.054
Less dividends and distributions from:
Net investment income	(0.095)	(0.033)	—	—	—
Net realized gain	(0.715)	(0.443)	(1.233)	—	—
Return of capital	—	(0.004)	—	—	—
Total dividends and distributions	(0.810)	(0.480)	(1.233)	—	—
Net asset value, end of period	$ 43.584	$ 33.206	$ 33.230	$ 31.180	$ 28.681
Total return[2]	33.69%	1.39%	10.73%	8.71%	39.05%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$924,211	$829,032	$624,231	$201,096	$170,906
Ratio of expenses to average net assets	0.68%	0.68%	0.71%	0.76%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.69%	0.71%	0.76%	0.78%
Ratio of net investment income (loss) to average net assets	0.21%	0.14%	(0.03%)	(0.05%)	(0.09%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.19%	0.13%	(0.03%)	(0.05%)	(0.09%)
Portfolio turnover	60%	44%	35%	41%	39%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
11

	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 32.582	$ 32.662	$ 30.743	$ 28.351	$ 20.440
Income (loss) from investment operations:
Net investment loss[1]	(0.015)	(0.035)	(0.093)	(0.087)	(0.080)
Net realized and unrealized gain	10.884	0.402	3.245	2.479	7.991
Total from investment operations	10.869	0.367	3.152	2.392	7.911
Less dividends and distributions from:
Net realized gain	(0.715)	(0.443)	(1.233)	—	—
Return of capital	—	(0.004)	—	—	—
Total dividends and distributions	(0.715)	(0.447)	(1.233)	—	—
Net asset value, end of period	$ 42.736	$ 32.582	$ 32.662	$ 30.743	$ 28.351
Total return[2]	33.36%	1.15%	10.45%	8.44%	38.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$323,881	$250,162	$274,131	$190,460	$199,544
Ratio of expenses to average net assets	0.93%	0.93%	0.96%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.94%	0.96%	1.01%	1.03%
Ratio of net investment loss to average net assets	(0.04%)	(0.11%)	(0.28%)	(0.30%)	(0.34%)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.06%)	(0.12%)	(0.28%)	(0.30%)	(0.34%)
Portfolio turnover	60%	44%	35%	41%	39%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price Structured Mid-Cap Growth Fund  (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) is to maximize the value of your shares (capital appreciation).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.69%	0.69%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.77%	1.02%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 78	$245	$425	$ 949
Service Class	$104	$323	$561	$1,242
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in a diversified group of domestic stocks of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, in the range of companies included in the Russell Midcap® Growth Index or the S&P MidCap 400® Index. As of March 31, 2018, the market capitalization range of the Russell Midcap Growth Index was $16.3 billion to $40 billion. The range of the S&P MidCap 400® Index was $789 million to $13 billion, as of March 31, 2018. The Fund may also invest in large and small-cap companies. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:
•	a demonstrated ability to consistently increase revenues, earnings, and cash flow;
•	capable management;
•	attractive business niches; and
•	a sustainable competitive advantage.
When selecting investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends — even above-average dividends — does not disqualify a stock from consideration. However, holdings are expected to have relatively low dividend yields.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 19.98%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (27.33%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP T. Rowe Price Structured Mid-Cap Growth Fund – Standard Class	24.74%	15.56%	9.49%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund – Service Class	24.44%	15.27%	9.22%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	25.27%	15.30%	9.10%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Donald J. Peters	Co-Chairman of Investment Advisory Committee	Since January 2004
Donald J. Easley	Co-Chairman of Investment Advisory Committee	Since May 2009
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize the value of your shares (capital appreciation). This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in a diversified group of domestic stocks of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, in the range of companies included in the Russell Midcap® Growth Index or the S&P MidCap 400® Index. The Fund may also invest in large and small-cap companies. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets.
The Russell Midcap® Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000® Index. The S&P MidCap 400® Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company’s market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As of March 31, 2018, the market capitalization range of the Russell Midcap® Growth Index was $16.3 billion to $40 billion. The range of the S&P MidCap 400® Index was $789 million to $13 billion, as of March 31, 2018.
The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund’s portfolio, the Russell Midcap® Growth Index and the S&P MidCap 400® Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company’s market capitalization grows or falls outside of the index ranges.
Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:
•	a demonstrated ability to consistently increase revenues, earnings, and cash flow;
•	capable management;
•	attractive business niches; and
•	a sustainable competitive advantage.
When selecting investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends — even above-average dividends — does not disqualify a stock from consideration. However, holdings are expected to have relatively low dividend yields.
The sub-adviser may also purchase securities when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development. These holdings may comprise more than 5% of the total Fund holdings.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of mid-sized companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
5

Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
6

Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
7

A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.69% of the Fund's average net assets).
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Donald Easley and Donald Peters are responsible for the day-to-day management of the Fund's assets.
Donald J. Easley, is a Portfolio Manager in the U.S. Equity Division of T. Rowe Price. He joined the firm in 2000. Mr. Easley holds a B.A. in Economics from Swarthmore College and an M.B.A. in Finance and Accounting from the University of Chicago.
Donald J. Peters, is a Portfolio Manager and Quantitative Analyst for T. Rowe Price. He joined the firm in 1993. He holds a B.S. in economics from Tulane University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
8

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
9

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 21.510	$ 21.097	$ 22.079	$ 20.943	$ 15.688
Income (loss) from investment operations:
Net investment income (loss)[1]	0.035	0.048	0.025	0.032	(0.003)
Net realized and unrealized gain	5.236	1.526	0.420	2.346	5.453
Total from investment operations	5.271	1.574	0.445	2.378	5.450
Less dividends and distributions from:
Net investment income	(0.049)	(0.062)	(0.028)	(0.052)	—
Net realized gain	(0.763)	(1.099)	(1.399)	(1.190)	(0.195)
Total dividends and distributions	(0.812)	(1.161)	(1.427)	(1.242)	(0.195)
Net asset value, end of period	$ 25.969	$ 21.510	$ 21.097	$ 22.079	$ 20.943
Total return[2]	24.74%	7.56%	2.10%	11.59%	34.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$639,333	$536,444	$519,709	$430,439	$381,529
Ratio of expenses to average net assets	0.76%	0.75%	0.75%	0.76%	0.79%
Ratio of net investment income (loss) to average net assets	0.15%	0.23%	0.11%	0.15%	(0.02%)
Portfolio turnover	28%	26%	26%	34%	30%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
11

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 20.799	$ 20.440	$ 21.461	$ 20.394	$ 15.319
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.024)	(0.004)	(0.030)	(0.021)	(0.048)
Net realized and unrealized gain	5.056	1.473	0.408	2.278	5.318
Total from investment operations	5.032	1.469	0.378	2.257	5.270
Less dividends and distributions from:
Net investment income	—	(0.011)	—	—	—
Net realized gain	(0.763)	(1.099)	(1.399)	(1.190)	(0.195)
Total dividend and distributions	(0.763)	(1.110)	(1.399)	(1.190)	(0.195)
Net asset value, end of period	$ 25.068	$ 20.799	$ 20.440	$ 21.461	$ 20.394
Total return[2]	24.44%	7.29%	1.85%	11.30%	34.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$191,303	$138,630	$135,470	$112,165	$103,229
Ratio of expenses to average net assets	1.01%	1.00%	1.00%	1.01%	1.04%
Ratio of net investment loss to average net assets	(0.10%)	(0.02%)	(0.14%)	(0.10%)	(0.27%)
Portfolio turnover	28%	26%	26%	34%	30%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Franklin Templeton Global Equity Managed Volatility Fund  (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) is to seek to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses(including AFFE)[2]	0.75%	1.00%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$241	$418	$ 934
Service Class	$102	$319	$554	$1,228
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
LVIP Franklin Templeton Global Equity Managed Volatility Fund	1

Principal Investment Strategies
The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of companies of any size. The Fund’s investments will generally be selected from among many different industries. As a general matter, the Fund will invest in a minimum of five different foreign countries.
Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected Templeton Investment Counsel, LLC (“TIC”); Franklin Advisers Inc. (“FA”); Franklin Advisory Services, LLC (“FAS”); and Franklin Mutual Advisers, LLC (“FMA”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
TIC emphasizes a “value” approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. TIC employs a “bottom-up” selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g., P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company’s current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate.
Under normal market conditions, FA seeks investments primarily in equity securities of companies that FA believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy. The Fund may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the United States. FA uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, FA looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.
Under normal market conditions, FAS focuses on long-term capital appreciation and preservation of capital. Under normal market conditions, the rising dividends strategy invests primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The rising dividends strategy portion of the Fund may invest in companies of any size, across the entire market spectrum and may invest up to 25% of the strategy’s total assets in foreign securities.
FMA employs a research driven, fundamental value strategy for the Fund. FMA invests primarily in undervalued equity securities (securities trading at a discount to intrinsic value), including convertible securities. Investments are generally selected based on FMA’s own analysis of the security’s intrinsic value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. FMA examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.
The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Templeton Investment Counsel, LLC; approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisers, Inc.; approximately 30% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisory Services, LLC and approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Mutual Advisers, LLC. Such allocations are subject to change at the discretion of the Adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to
2	LVIP Franklin Templeton Global Equity Managed Volatility Fund

un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or
LVIP Franklin Templeton Global Equity Managed Volatility Fund	3

the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 18.83%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (18.04%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on September 21, 2012 and that is currently used by the Fund.
4	LVIP Franklin Templeton Global Equity Managed Volatility Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Franklin Templeton Global Equity Managed Volatility Fund – Standard Class	21.41%	6.10%	2.98%
LVIP Franklin Templeton Global Equity Managed Volatility Fund – Service Class	21.10%	5.83%	2.73%
MSCI World Index (net dividends) (reflects no deduction for fees, expenses or taxes)	22.40%	11.64%	5.03%
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Templeton Investment Counsel, LLC (“Templeton”)
Investment Sub-Adviser:    Franklin Advisers, Inc. (“Franklin”) (“FA”)
Investment Sub-Adviser:    Franklin Advisory Services, LLC (“FAS”)
Investment Sub-Adviser:    Franklin Mutual Advisers, LLC (“FMA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

Templeton Portfolio Managers	Company Title	Experience with Fund
Peter Nori, CFA	Executive Vice President, Portfolio Manager, Research Analyst	Since July 2003
Matthew Nagle, CFA, CPA	Executive Vice President, Portfolio Manager, Research Analyst	Since January 2018
Heather Waddell, CFA	Executive Vice President, Portfolio Manager, Research Analyst	Since January 2011

FA Portfolio Managers	Company Title	Experience with Fund
Rupert Johnson, Jr.	Vice Chairman, Director	Since February 2016
Matthew Moberg	Vice President, Portfolio Manager, Research Analyst	Since February 2016

FAS Portfolio Managers	Company Title	Experience with Fund
Nicholas Getaz, CFA	Portfolio Manager, Research Analyst	Since February 2016
Donald Taylor, CPA	Portfolio Manager, Chief Investment Officer	Since February 2016

FMA Portfolio Managers	Company Title	Experience with Fund
Peter Langerman	Chairman, President and Chief Executive Officer	Since February 2016
Christian Correa	Portfolio Manager, Research Analyst	Since January 2018
Timothy Rankin	Portfolio Manager, Research Analyst	Since February 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Franklin Templeton Global Equity Managed Volatility Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of mid-cap companies. The Fund’s investments will generally be selected from among many different industries. As a general matter, the Fund will invest in a minimum of five different foreign countries.
Lincoln Investment Advisors Corporation (“aAdviser”) serves as the investment adviser to the Fund. The Adviser has selected Templeton Investment Counsel, LLC (“TIC”); Franklin Advisers Inc. (“FA”); Franklin Advisory Services, LLC (“FAS”); and Franklin Mutual Advisers, LLC (“FMA”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
TIC emphasizes a “value” approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. TIC employs a “bottom-up” selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g., P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company’s current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the “fair value” target price, or due to a deterioration in the fundamentals upon which the stock was purchased.
Under normal market conditions, FA seeks investments primarily in equity securities of companies that FA believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy. The Fund may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the United States. Although FA searches for investments across a large number of sectors, it expects to have significant positions in particular sectors including, for example, technology and health care. FA uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, FA looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.
Under normal market conditions, FAS focuses on long-term capital appreciation and preservation of capital. Under normal market conditions, the rising dividends strategy invests primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The rising dividends strategy portion of the Fund may invest in companies of any size, across the entire market spectrum and may invest up to 25% of the strategy’s total assets in foreign securities.
FMA employs a research driven, fundamental value strategy for the Fund. FMA invests primarily in undervalued equity securities (securities trading at a discount to intrinsic value), including convertible securities. Investments are generally selected based on FMA’s own analysis of the security’s intrinsic value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. FMA examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.
The Adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Templeton Investment Counsel, LLC; approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisers, Inc.; approximately 30% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisory Services, LLC and approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Mutual Advisers, LLC. Such allocations are subject to change at the discretion of the Adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve
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as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size
8

and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency
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and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the
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particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser s and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.65% of the Fund's average net assets).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
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Sub-Adviser	Templeton Investment Counsel, LLC (“TICL”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, is a registered investment adviser and a Delaware Limited Liability Company. TICL is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin”), a Delaware corporation. Net assets under the management of the Franklin organization was over $XXX billion as of December 31, 2017.
Templeton Portfolio Managers	Peter Nori (lead portfolio manager), Matthew Nagle, and Heather Waddell are responsible for the day-to-day management of the portion of the Fund's assets allocated to Templeton.
Peter A. Nori, CFA, is an Executive Vice President, Portfolio Manager, and Research Analyst for Templeton. He joined Franklin Templeton Investments in 1987, and has been a member of the global equity research team since 1994. Mr. Nori's large capitalization research responsibilities have included industries within the consumer discretionary, health care, metals and technology sectors. Mr. Nori holds a B.S. in finance and an M.B.A., with an emphasis in finance, from the University of San Francisco. He is a Chartered Financial Analyst® (CFA) Charterholder and a member of the CFA Institute.
Matthew Nagle, CFA, is a Portfolio Manager for TICL. He joined Templeton in 2003. Mr. Nagle provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He holds a B.B.A. in Accounting from Sienna College and an M.B.A. in Finance from New York University. Mr. Nagle is a Chartered Financial Analyst® (CFA) Charterholder and a Certified Public Accountant (CPA).
Heather Waddell, CFA, is an Executive Vice President, Portfolio Manager, and Research Analyst. She joined Templeton in 1996. Ms. Waddell's research responsibilities include consumer electronics, household durables, office electronics, global small capitalization cyclicals and capital goods. She is also a member of the global industrials and information technology sector teams. Ms. Waddell holds a B.A. in economics from the University of California, Santa Cruz and an M.B.A. from the Columbia University Graduate School of Business in New York. She is a Chartered Financial Analyst ® (CFA) Charterholder.

Sub-Adviser	Franklin Advisers, Inc. (“FA”), One Franklin Parkway, San Mateo, CA 94403, is a sub-adviser to the Fund. Together, FA and its affiliates manage, as of December 31, 2017, over $753.8 million in assets, and have been in the investment management business since 1947.
FA Portfolio Managers	Matthew Moberg (lead portfolio manager) and Rupert Johnson, Jr. are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FA.
Matthew J. Moberg, CPA, is a Portfolio Manager and joined FA in 1999. He specialized in research analysis of internet, media, software and gaming. Mr. Moberg earned his B.A. in history from Washington and Lee University and an M.B.A. with distinction from the University of Michigan.
Rupert H. Johnson, Jr., is the Vice Chairman and Director of Franklin Resources, Inc. Mr. Johnson joined Franklin in 1965. Mr. Johnson is a graduate of Washington and Lee University.

Sub-Adviser	Franklin Advisory Services, LLC (“FAS”), 55 Challenger Road, Suite 501, Ridgefield Park, NJ 07660, is a sub-adviser to the Fund. Together, FAS and its affiliates manage, as of December 31, 2017, over $753.8 million in assets, and have been in the investment management business since 1947.
FAS Portfolio Managers	Don Taylor (lead portfolio manager) and Nicholas Getaz are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FAS.
Donald G. Taylor, CPA, is the Chief Investment Officer for Rising Dividends Strategies. He joined Franklin Templeton in 1996. Mr. Taylor holds a B.S. in economics from the Wharton School of the University of Pennsylvania.
Nicholas P.B. Getaz, CFA, is a Portfolio Manager and Research Analyst at FAS. He joined Franklin Templeton in 2011. Mr. Getaz graduated from the International M.B.A. program at the University of Memphis and holds a B.A. from Randolph-Macon College with majors in psychology, philosophy and English. He is a Chartered Financial Analyst® (CFA) charterholder.
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Sub-Adviser	Franklin Mutual Advisers, LLC (“FMA”), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is a sub-adviser to the Fund. Together, FMA and its affiliates manage, as of December 31, 2017, over $753.8 million in assets, and have been in the investment management business since 1947.
FMA Portfolio Managers	Peter Langerman, Christian Correa, and Timothy Rankin are responsible for the day-to-day management of the portion of the Fund’s assets allocated to FMA.
Peter A. Langerman is the Chairman, President and CEO of FMA. Mr. Langerman joined a predecessor of FMA in June 1986. Mr. Langerman graduated magna cum laude from Yale University with a B.A. in Russian Studies. He earned an M.A. in accounting from New York University Graduate School of Business and his Juris Doctor degree from Stanford University Law School.
Christian Corea, CFA, is a Director of Research and a Portfolio Manager for FMA. Mr. Correa has been a co-lead portfolio manager of Franklin Mutual Beacon strategy since 2007. He is also Director of Research for Franklin Mutual Series and specializes in global merger arbitrage and event-driven situations. Mr. Correa earned a B.A. in philosophy, politics and economics from Claremont McKenna College, an M.A. in economics from Northwestern University and is a graduate of Harvard Law School. Mr. Correa is a Chartered Financial Analyst® (CFA) charterholder.
Timothy M. Rankin, CFA, is a Research Analyst and a Portfolio Manager for FMA. Mr. Rankin previously worked at Franklin Mutual Series from 1997 through 2004 and he rejoined the investment group in 2010. Mr. Rankin earned a B.A. in urban studies and economics from Columbia University and is a Chartered Financial Analyst® (CFA) charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
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intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/16 [1,2]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 30.020	$29.762	$ 32.846	$ 34.021	$ 28.735
Income (loss) from investment operations:
Net investment income[3]	0.455	0.433	0.466	0.650	0.449
Net realized and unrealized gain (loss)	5.968	0.289	(3.100)	(1.322)	5.270
Total from investment operations	6.423	0.722	(2.634)	(0.672)	5.719
Less dividends and distributions from:
Net investment income	(0.469)	(0.464)	(0.450)	(0.503)	(0.433)
Total dividends and distributions	(0.469)	(0.464)	(0.450)	(0.503)	(0.433)
Net asset value, end of period	$ 35.974	$30.020	$ 29.762	$ 32.846	$ 34.021
Total return[4]	21.41%	2.42%	(8.02%)	(1.99%)	19.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 92,307	$82,911	$ 86,144	$ 99,743	$107,183
Ratio of expenses to average net assets	0.72%	0.73%	0.74%	0.75%	0.79%
Ratio of net investment income to average net assets	1.36%	1.49%	1.43%	1.89%	1.43%
Portfolio turnover	17%	58%	11%	11%	14%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/2017	12/31/16 [1,2]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 30.027	$ 29.773	$ 32.853	$ 34.024	$ 28.742
Income (loss) from investment operations:
Net investment income[3]	0.372	0.360	0.383	0.563	0.374
Net realized and unrealized gain (loss)	5.961	0.285	(3.093)	(1.319)	5.261
Total from investment operations	6.333	0.645	(2.710)	(0.756)	5.635
Less dividends and distributions from:
Net investment income	(0.385)	(0.391)	(0.370)	(0.415)	(0.353)
Total dividends and distributions	(0.385)	(0.391)	(0.370)	(0.415)	(0.353)
Net asset value, end of period	$ 35.975	$ 30.027	$ 29.773	$ 32.853	$ 34.024
Total return[4]	21.10%	2.16%	(8.25%)	(2.23%)	19.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$914,177	$788,470	$748,619	$651,816	$421,681
Ratio of expenses to average net assets	0.97%	0.98%	0.99%	1.00%	1.04%
Ratio of net investment income to average net assets	1.11%	1.24%	1.18%	1.64%	1.18%
Portfolio turnover	17%	58%	11%	11%	14%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund's volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Blended Mid Cap Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Blended Mid Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.71%	0.71%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses(including AFFE)[2]	0.82%	1.07%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.77%	1.02%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million of the Fund’s average daily net assets; 0.02% on the next $225 million of the Fund’s average daily net assets; 0.04% on the next $300 million of the Fund’s average daily net assets; and 0.07% on the next $200 million of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Net Annual Fund Operating Expenses exceed 0.77% of the Fund’s average daily net assets for the Standard Class (and 1.02% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 79	$257	$450	$1,009
Service Class	$104	$335	$585	$1,301
LVIP Blended Mid Cap Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets. The Fund may also, to a lesser extent, invest in small capitalization companies.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected Ivy Investment Management Company (“Ivy”) and T. Rowe Price Associates (“T. Rowe Price”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to such sub-adviser. The adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
In selecting securities for the Fund, Ivy primarily emphasizes a bottom-up approach and focuses on companies it believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures. Ivy may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multiyear growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of Ivy’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.
T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered.
The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Ivy and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
2	LVIP Blended Mid Cap Managed Volatility Fund

Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the
LVIP Blended Mid Cap Managed Volatility Fund	3

investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 23.63%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (29.22%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on September 21, 2012 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Blended Mid Cap Managed Volatility Fund – Standard Class	25.56%	7.31%	2.98%
LVIP Blended Mid Cap Managed Volatility Fund – Service Class	25.24%	7.04%	2.72%
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)	25.27%	15.30%	9.10%
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Ivy Investment Management Company (“Ivy”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

4	LVIP Blended Mid Cap Managed Volatility Fund

Ivy Portfolio Managers	Company Title	Experience with Fund
Kimberly A. Scott	Senior Vice President	Since May 2015
Nathan A. Brown	Vice President	Since October 2016

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Donald J. Easley	Co-Chairman of Investment Advisory Committee	Since February 2016
Donald J. Peters	Co-Chairman of Investment Advisory Committee	Since February 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Blended Mid Cap Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. As of March 31, 2018, this range of market capitalizations was between approximately $2.4 billion to $29.4 billion. In addition, the Fund may invest in foreign stocks, including those in emerging markets, up to 10% of its total assets. The Fund may also, to a lesser extent, invest in small capitalization companies.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected Ivy Investment Management Company (“Ivy”) and T. Rowe Price Associates (“T. Rowe Price”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to such sub-adviser. The adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
In selecting securities for the Fund, Ivy primarily emphasizes a bottom-up approach and focuses on companies it believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures. Ivy may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multiyear growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of Ivy’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.
T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends (even above-average dividends) does not disqualify a stock from consideration. However, investment holdings are expected to have relatively low dividend yields.
The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Ivy and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
6

The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in stocks of mid-capitalization companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
7

Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
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The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
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The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser s and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.67% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Ivy Investment Management Company (“Ivy”) is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. Ivy is an SEC-registered investment adviser, who along with its affiliates had approximately $81 billion in assets under management as of December 31, 2017. Ivy and Waddell & Reed Financial, Inc. are located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.
Ivy Portfolio Managers	Kimberly Scott and Nathan Brown are responsible for the day-to-day management of the portion of the Fund's assets allocated to Ivy.
Kimberly A. Scott, CFA is Senior Vice President of Ivy and Waddell & Reed Investment Management Company (“WRIMCO”) (an affiliate of Ivy). Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. Ms. Scott joined WRIMCO in April 1999. She earned a B.S. degree in Microbiology from the University of Kansas, and holds an M.B.A. from the University of Cincinnati. Ms. Scott is a CFA charterholder.
Nathan A. Brown CFA, is Vice President of Ivy and Waddell & Reed Investment Management Company (“WRIMCO”) (an affiliate of Ivy). Mr. Brown joined WRIMCO in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010 and has served as an assistant portfolio manager of investment companies managed by Ivy and WRIMCO since February 2011. Mr. Brown earned a B.B.A. in Finance from the University of Iowa and holds an M.B.A. with an emphasis in Finance and Accounting from Vanderbilt University.
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Donald Easley and Donald Peters are responsible for the day-to-day management of the portion of the Fund's assets allocated to T. Rowe Price.
Donald J. Easley, is a Portfolio Manager in the U.S. Equity Division of T. Rowe Price. He joined the firm in 2000. Mr. Easley holds a B.A. in Economics from Swarthmore College and an M.B.A. in Finance and Accounting from the University of Chicago.
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Donald J. Peters, is a Portfolio Manager and Quantitative Analyst for T. Rowe Price. He joined the firm in 1993. He holds a B.S. in economics from Tulane University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
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For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015 [2]	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.917	$11.968	$ 12.639	$ 13.635	$ 11.109
Income (loss) from investment operations:
Net investment income (loss)[3]	0.023	0.013	0.018	(0.044)	(0.057)
Net realized and unrealized gain (loss)	3.023	0.251	(0.548)	(0.952)	2.800
Total from investment operations	3.046	0.264	(0.530)	(0.996)	2.743
Less dividends and distributions from:
Net realized gain	—	(0.315)	(0.141)	—	(0.217)
Total dividends and distributions	—	(0.315)	(0.141)	—	(0.217)
Net asset value, end of period	$ 14.963	$11.917	$ 11.968	$ 12.639	$ 13.635
Total return[4]	25.56%	2.26%	(4.20%)	(7.31%)	24.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 26,547	$22,110	$ 22,752	$ 22,489	$ 20,774
Ratio of expenses to average net assets	0.75%	0.79%	0.80%	0.84%	0.91%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.84%	0.85%	0.86%	0.95%
Ratio of net investment income (loss) to average net assets	0.17%	0.11%	0.14%	(0.34%)	(0.46%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.13%	0.06%	0.09%	(0.36%)	(0.50%)
Portfolio turnover	27%	103%	148%	149%	140%
[1] Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund's volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[2] Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year ended
	12/31/2017	12/31/2016 [1]	12/31/2015 [2]	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.611	$ 11.698	$ 12.388	$ 13.398	$ 10.946
Income (loss) from investment operations:
Net investment loss[3]	(0.010)	(0.016)	(0.014)	(0.074)	(0.088)
Net realized and unrealized gain (loss)	2.941	0.244	(0.535)	(0.936)	2.757
Total from investment operations	2.931	0.228	(0.549)	(1.010)	2.669
Less dividends and distributions from:
Net realized gain	—	(0.315)	(0.141)	—	(0.217)
Total dividends and distributions	—	(0.315)	(0.141)	—	(0.217)
Net asset value, end of period	$ 14.542	$ 11.611	$ 11.698	$ 12.388	$ 13.398
Total return[4]	25.24%	2.00%	(4.44%)	(7.55%)	24.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$550,434	$475,177	$306,375	$265,783	$178,054
Ratio of expenses to average net assets	1.00%	1.04%	1.05%	1.09%	1.16%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.09%	1.10%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.08%)	(0.14%)	(0.11%)	(0.59%)	(0.71%)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.12%)	(0.19%)	(0.16%)	(0.61%)	(0.75%)
Portfolio turnover	27%	103%	148%	149%	140%
[1] Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund's volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[2] Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP BlackRock Dividend Value Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Dividend Value Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) is to seek reasonable income by investing primarily in income-producing equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.72%	0.72%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses(including AFFE)[2]	0.82%	1.07%
Less Fee Waiver[3]	(0.13%)	(0.13%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.69%	0.94%
[1] Other expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $750 million of the Fund’s average daily net assets; and 0.15% of the Fund’s average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$71	$249	$443	$1,003
Service Class	$96	$328	$578	$1,296
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
LVIP BlackRock Dividend Value Managed Volatility Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The Fund will generally employ a value-oriented analysis and, under normal circumstances, will invest at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large-cap securities. The Fund also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock (both growth and value stocks), preferred stock, or securities convertible into common stock. The Fund may invest up to 25% of the Fund’s assets in securities of foreign issuers. The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected BlackRock Investment Management LLC (“BlackRock”) to serve as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to each investment strategy. The adviser may change the allocation at any time, in its sole discretion, and the percentage of the Fund’s assets allocated to each strategy may change over time.
For the “equity dividend” strategy, BlackRock selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.
For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.
The adviser intends to allocate approximately 75% of the portion of the Fund’s assets not subject to the overlay to the “equity dividend” strategy and approximately 25% of the portion of the Fund’s assets not subject to the overlay to the “select dividend” strategy. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
2	LVIP BlackRock Dividend Value Managed Volatility Fund

•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
LVIP BlackRock Dividend Value Managed Volatility Fund	3

•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 19.81%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (21.72%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on September 21, 2012 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP BlackRock Dividend Value Managed Volatility Fund – Standard Class	16.43%	8.69%	4.49%
LVIP BlackRock Dividend Value Managed Volatility Fund – Service Class	16.14%	8.42%	4.22%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	13.66%	14.04%	7.10%
4	LVIP BlackRock Dividend Value Managed Volatility Fund

Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

BlackRock Portfolio Managers	Company Title	Experience with Fund
Tony DeSpirito	Managing Director	Since October 2014
Rachel Aguirre	Director	Since May 2018
Creighton Jue, CFA	Managing Director	Since May 2018
Alan Mason	Managing Director	Since February 2016
Greg Savage, CFA	Managing Director	Since February 2016
Franco Tapia, CFA	Managing Director	Since September 2017
David Zhao	Managing Director	Since September 2017

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Dividend Value Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek reasonable income by investing primarily in income-producing equity securities. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The Fund will generally employ a value-oriented analysis and, under normal circumstances, will invest at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large-cap securities. The Fund also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock (both growth and value stocks), preferred stock, or securities convertible into common stock. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (“debt security convertibles”) or dividends (“preferred stock”). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock also may be convertible into common stock. The Fund may invest up to 25% of the Fund’s assets in securities of foreign issuers. The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected BlackRock Investment Management LLC (“BlackRock”) to serve as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to each investment strategy. The adviser may change the allocation at any time, in its sole discretion, and the percentage of the Fund’s assets allocated to each strategy may change over time.
For the “equity dividend” strategy, BlackRock selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.
For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.
The adviser intends to allocate approximately 75% of the portion of the Fund’s assets not subject to the overlay to the “equity dividend” strategy and approximately 25% of the portion of the Fund’s assets not subject to the overlay to the “select dividend” strategy. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
6

The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in dividend paying securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of
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assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts
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such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
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The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser s and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.59% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
BlackRock Portfolio Managers	Tony DeSpirito, Rachel Aguirre, Creighton Jue, Alan Mason, Greg Savage, Franco Tapia, and David Zhao are responsible for the day-to-day management of the portion of the Fund's assets allocated to BlackRock.
Tony DeSpirito, is a Managing Director and joined BlackRock in 2014. Mr. DeSpirito is Head of the U.S. Income and Value team and Director of Investments, U.S. Equities at BlackRock, and the lead Portfolio Manager for the BlackRock Equity Dividend suite. From 2009 to 2014 he was Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management. Mr. DeSpirito earned his B.S., summa cum laude, from the Wharton School of Business of the University of Pennsylvania and his J.D., magna cum laude, from Harvard Law School.
Rachel Aguirre, is a Director and Senior Portfolio Manager within BlackRock and leads the Developed Markets Institutional Index Equity team. Ms. Aguirre’s service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI). Ms. Aguirre holds a B.S. in mathematics from the University of California, Santa Barbara and an M.S. in financial mathematics from Stanford University.
Creighton Jue, CFA, is a Managing Director and Head of BlackRock’s Alternative Beta Strategies Team within BlackRock. Mr. Jue’s service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI). Mr. Jue holds a B.A. in economics from the University of California, Irvine. He is a Chartered Financial Analyst® (CFA) Charterholder.
Alan Mason, is a Managing Director, and is the Head of the Americas Beta Strategies Portfolio Management team within BlackRock. Mr. Mason’s service with BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Mr. Mason holds a B.A. in music, summa cum laude, from Baylor University, an M.A. in musicology, with honors, from the University of Louisville, and an M.A. in ethnomusicology from the University of California Berkeley.
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Greg Savage, CFA, is a Managing Director and is the Head of iShares Portfolio Management within BlackRock's Index Equity team. Mr. Savage's service with the firm dates back to 1999, including his years with BGI. Mr. Savage holds a B.S. from the University of Colorado and is a Chartered Financial Analyst® (CFA) Charterholder.
Franco Tapia, CFA, is a Managing Director and a Portfolio Manager on the BlackRock Equity Dividend Fund suite as well as a Co-Director of Research for the US Equity Income and Value Team. He also has coverage responsibilities of the consumer sector. Prior to joining Blackrock in 2016, Mr. Tapia was a Principal and served as a Portfolio Manager and a Senior Equity Analyst for Pzena Investment Management. He graduated with honors from Harvard University with a B.A. degree in Economics. Mr. Tapia earned his MBA from the Wharton School of the University of Pennsylvania, where he graduated as a Palmer Scholar. He is a Chartered Financial Analyst® (CFA) Charterholder.
David Zhao, is a Managing Director and joined BlackRock in 2016. He is a Portfolio Manager on the BlackRock Equity Dividend Fund suite and Co-Director of Research and a Research Analyst on the BlackRock Equity Dividend team. Mr. Zhao also has coverage responsibilities for the Information Technology and Telecom sectors. Prior to joining BlackRock, he was a Global Equity Senior Research Analyst and Principal at Pzena Investment Management covering Technology, US Banks/Brokers, Medical Technology, Non-Life Insurance, Financial Technology and select Industrials. Mr. Zhao holds a B.A. of Arts with degrees in Economics and Computer Information Systems and graduated Cum Laude from Northwestern University.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
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intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 18.287	$ 16.634	$ 17.805	$ 17.455	$ 14.977
Income (loss) from investment operations:
Net investment income[2]	0.372	0.355	0.296	0.295	0.299
Net realized and unrealized gain (loss)	2.633	1.636	(1.162)	0.314	2.428
Total from investment operations	3.005	1.991	(0.866)	0.609	2.727
Less dividends and distributions from:
Net investment income	(0.374)	(0.338)	(0.305)	(0.259)	(0.249)
Total dividends and distributions	(0.374)	(0.338)	(0.305)	(0.259)	(0.249)
Net asset value, end of period	$ 20.918	$ 18.287	$ 16.634	$ 17.805	$ 17.455
Total return[3]	16.43%	11.97%	(4.87%)	3.49%	18.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$335,958	$318,457	$304,296	$337,563	$351,809
Ratio of expenses to average net assets	0.66%	0.68%	0.72%	0.72%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.80%	0.81%	0.81%	0.84%
Ratio of net investment income to average net assets	1.90%	2.07%	1.72%	1.68%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.95%	1.63%	1.59%	1.76%
Portfolio turnover	29%	51%	24%	24%	14%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
15

	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 18.258	$ 16.613	$ 17.781	$ 17.434	$ 14.961
Income (loss) from investment operations:
Net investment income[2]	0.322	0.312	0.252	0.251	0.261
Net realized and unrealized gain (loss)	2.626	1.628	(1.158)	0.312	2.419
Total from investment operations	2.948	1.940	(0.906)	0.563	2.680
Less dividends and distributions from:
Net investment income	(0.325)	(0.295)	(0.262)	(0.216)	(0.207)
Total dividends and distributions	(0.325)	(0.295)	(0.262)	(0.216)	(0.207)
Net asset value, end of period	$ 20.881	$ 18.258	$ 16.613	$ 17.781	$ 17.434
Total return[3]	16.14%	11.68%	(5.09%)	3.23%	17.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$968,739	$806,062	$595,518	$499,132	$332,144
Ratio of expenses to average net assets	0.91%	0.93%	0.97%	0.97%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.05%	1.06%	1.06%	1.09%
Ratio of net investment income to average net assets	1.65%	1.82%	1.47%	1.43%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.70%	1.38%	1.34%	1.51%
Portfolio turnover	29%	51%	24%	24%	14%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Global Income Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Global Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Income Fund (the “Fund”) is to seek current income consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses(including AFFE)[2]	0.76%	1.01%
Less Fee Waiver[3]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.69%	0.94%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$70	$235	$415	$ 934
Service Class	$96	$314	$550	$1,228
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
LVIP Global Income Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, invests mainly in fixed income securities of U.S. and non-U.S. governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Fixed income securities may be of any maturity, and include bonds (sovereign and corporate), notes, bills and debentures. The Fund focuses on investment grade bonds, which are issues rated in the top four rating categories by independent rating organizations such as Standard & Poor’s (“S&P®”) or Moody’s Investors Service (“Moody’s”), or if unrated, are determined by the Fund’s sub-advisers to be of comparable quality. The Fund may invest up to 25% of its assets in bonds that are rated below investment grade including high yield bonds (“junk bonds”) and bonds that are in default at time of purchase. Generally, lower rated securities pay higher yields than higher rated securities to compensate investors for the higher risk. The Fund may invest a significant portion of its assets in emerging markets.
The Fund may enter into various derivative strategies for hedging purposes, or for non-hedging purposes such as to increase liquidity, as a substitute for taking a position directly in the underlying asset, or to enhance returns or generate income. These strategies include forward currency contracts, cross currency forwards, financial futures contracts, currency futures contracts, options on currencies, options on currency futures contracts and swap agreements. The results of these strategies may represent, at times, a significant component of the Fund's investment returns. The successful use of derivative currency transactions will usually depend on the ability of the sub-adviser to accurately forecast currency exchange rate movements. Swap agreements may include interest rate, index, total return, currency and credit default swaps. Interest rate futures and swaps may be used to implement the sub-adviser's views on interest rates, quickly adjust portfolio duration or efficiently handle cash flows. The use of derivatives may allow the Fund to obtain net long or net negative (short) exposures to selected currencies, interest rates, countries, duration or credit risks.
Lincoln Investment Advisors Corporation serves as the investment adviser to the Fund. The adviser has selected Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“Franklin”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to the sub-adviser. The adviser may change the allocation at any time, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
Mondrian's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed-income instruments, Mondrian identifies those countries' fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. In an attempt to reduce the fluctuations that currency exchange rates may have on the portfolio, Mondrian will use various derivative instruments to hedge approximately 50% of the currency exposure in its portfolio.
Franklin employs a research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rate and currency trends. Franklin selects investments based upon its assessment of changing market, political, industry, economic, and issuer conditions. Franklin will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. Franklin uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
2	LVIP Global Income Fund

•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Global Income Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2010 at: 8.72%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (3.52%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/4/09)
LVIP Global Income Fund – Standard Class	5.04%	0.49%	3.48%
LVIP Global Income Fund – Service Class	4.79%	0.24%	3.24%
Citigroup World Government Bond Index (reflects no deductions for fees, expenses or taxes)	7.49%	0.12%	2.47%
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Franklin Advisers, Inc. (“Franklin”)
Investment Sub-Adviser:    Mondrian Investment Partners Limited (“Mondrian”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016

Franklin Portfolio Managers	Company Title	Experience with Fund
Michael Hasenstab, Ph.D.	Executive Vice President, Chief Investment Officer	Since May 2009
Roger Bayston, CFA	Senior Vice President, Director of Investment Solutions	Since January 2014
Kent Burns, CFA	Senior Vice President, Portfolio Manager, Research Analyst	Since January 2014
Christopher J. Molumphy, CFA	Executive Vice President, Chief Investment Officer-Fixed Income	Since January 2014
Christine Zhu	Vice President, Director Portfolio Construction and Quantitative Analysis	Since May 2014

4	LVIP Global Income Fund

Mondrian Portfolio Managers	Company Title	Experience with Fund
David Wakefield	Chief Investment Officer – Global Fixed Income & Currency	Since May 2009
Matthew Day	Senior Portfolio Manager	Since April 2012
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Global Income Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests mainly in fixed income securities of U.S. and non-U.S. governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Fixed income securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Fixed income securities may be of any maturity, and include bonds (sovereign and corporate), notes, bills and debentures. Although the Fund may buy bonds rated in any category, it focuses on investment grade bonds. These are issues rated in the top four rating categories by independent rating organizations such as Standard & Poors (“S&P®”) or Moody's Investors Service (“Moody's”), or if unrated, are determined by the Fund's sub-advisers to be of comparable quality. The Fund may invest up to 25% of its assets in bonds that are rated below investment grade including high yield bonds (“junk bonds”) and bonds that are in default at time of purchase. Generally, lower rated securities pay higher yields than higher rated securities to compensate investors for the higher risk. The Fund may invest a significant portion of its assets in emerging markets.
The Fund may enter into various derivative strategies for hedging purposes, or for non-hedging purposes such as to increase liquidity, as a substitute for taking a position directly in the underlying asset, or to enhance returns or generate income. These strategies include forward currency contracts, cross currency forwards, financial futures contracts, currency futures contracts, options on currencies, options on currency futures contracts and swap agreements.
•	Forward currency contract - An agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When used for hedging purposes, a forward contract could be used to protect against possible declines in a currency's value where a security held or to be purchased by the Fund is denominated in that currency.
•	Cross currency forward (or cross-hedge) - A forward contract to sell a specific foreign currency in exchange for another foreign currency. The Fund may use a cross currency forward when it believes that the price of one foreign currency will experience a movement against another foreign currency.
•	Futures contract - An agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date. A financial futures contract relates to a specific security or securities.
•	Options - A contract representing the right to purchase or sell an underlying asset or security at a specific price, and this right lasts until a specific date. There are options, for example, on U.S. Government securities, futures contracts, forward contracts, and foreign currencies.
•	Swap agreements - A contract between an investor and, typically, a brokerage firm or bank (the swap counterparty) that provides for a payment that is contingent upon a particular financial or economic event. Swap agreements may include interest rate, index, total return, currency and credit default swaps. For credit default swaps, the “buyer” of a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a particular debt obligation. As a “buyer” of a credit default swap, for example, the Fund would be purchasing the obligation of the counterparty to offset losses the Fund could experience upon the occurrence of a credit event with respect to a particular debt obligation. Interest rate futures and swaps may be used to implement the sub-adviser's views on interest rates, quickly adjust portfolio duration or efficiently handle cash flows.
The results of derivative strategies may represent, at times, a significant component of the Fund's investment returns. The successful use of derivative currency transactions will usually depend on the ability of the sub-adviser to accurately forecast currency exchange rate movements. The use of derivatives may allow the Fund to obtain net long or net negative (short) exposures to selected currencies, interest rates, countries, duration or credit risks.
Lincoln Investment Advisors Corporation serves as the investment adviser to the Fund. The adviser has selected Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“Franklin”) to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the adviser allocates to the sub-adviser. The adviser may change the allocation at any time, and the percentage of each sub-adviser's share of the Fund's assets may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.
Mondrian's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed-income instruments, Mondrian identifies those countries' fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. Mondrian conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which
6

looks at today's yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation.
In an attempt to reduce fluctuations that currency exchange rates may have on the portfolio, Mondrian will use various derivative instruments to hedge approximately 50% of the currency exposure in its portfolio.
Mondrian intends to use forward currency contracts and cross currency forwards for hedging purposes. If a particular currency is expected to decrease against another currency, Mondrian may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.
Franklin employs a research-driven approach focused on identifying potential sources of high current income worldwide and seeking to capitalize on global interest rate and currency trends. Franklin selects investments based upon its assessment of changing market, political and economic conditions. Franklin will consider various factors, including evaluation of interest and currency exchange rate changes and credits risks. Franklin uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events.
Franklin may use derivative currency transactions as a substitute for taking a position directly in the underlying asset or as part of a strategy designed to hedge currency risks associated with portfolio securities or to generate income. Among the factors that Franklin may consider in the use of derivatives are certain comparative characteristics of the derivative versus its underlying security/instrument, including but not limited to, estimation of: relative liquidity and trading volume, relative potential investment return/yield and risk characteristics, differences in taxation and counterparty risk. Franklin may also enter into various other derivative strategies, including financial futures contracts, index futures contracts, currency futures contracts, options on currencies and options on currency futures contracts. In addition, Franklin may invest in swap agreements which may include interest rate, index, total return, currency and credit default swaps for the purpose of attempting to obtain a desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Sovereign Debt Risk. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for
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collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
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Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
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Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser s and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.58% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma is responsible for the day-to-day management of the Fund's assets.
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Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Sub-Adviser	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906. Net assets under the management of the Franklin organization was over $753.8 million as of December 31, 2017.
Franklin Portfolio Managers	Michael Hasenstab (lead portfolio manager), Roger Bayston, Kent Burns, Christopher Molumphy, and Christine Zhu are responsible for the day-to-day management of the portion of the Fund's assets allocated to Franklin.
Michael Hasenstab, Ph.D., is an Executive Vice President, Portfolio Manager, and Chief Investment Officer, Templeton Global Macro., overseeing the global fixed income portfolio management team. Dr. Hasenstab rejoined Franklin Templeton Investments in 2001. Dr. Hasenstab holds a B.A. in international relations/political economy from Carleton College, an M.S. in economics of development from the Australian National University, and a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University.
Roger Bayston, CFA, is a Senior Vice President and Director in the Franklin Templeton Fixed Income Group. Mr. Bayston joined Franklin Templeton in 1991. He holds a B.S. from the University of Virginia and an M.B.A. from the University of California Los Angeles. He is a Chartered Financial Analyst® (CFA) Charterholder, and a member of the Security Analysts of San Francisco (SASF) and the CFA Institute.
Kent Burns, CFA, is a Senior Vice President and Portfolio Manager in the Franklin Templeton Fixed Income Group. Mr. Burns joined Franklin Templeton in 1994. He holds a B.A. in quantitative economics and decision sciences from the University of California San Diego and an M.A. in economic theory from the University of California Santa Barbara. He is a Chartered Financial Analyst® (CFA) Charterholder, and a member of the CFA Institute and the CFA Society of San Francisco.
Christopher J. Molumphy, CFA, is Executive Vice President and Chief Investment Officer of the Franklin Templeton Fixed Income Group, and is Executive Vice President and Director of Franklin Advisers, Inc. Mr. Molumphy joined Franklin Templeton in 1988. He holds a B.A. in economics from Stanford University and an M.B.A. in finance from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst® (CFA) Charterholder, and a member of the Security Analysts of San Francisco (SASF), the CFA Institute and the San Francisco Bond Club.
Christine Zhu, is a Vice President, Director of Portfolio Construction and Quantitative Analysis and Portfolio Manager for the Franklin Templeton Fixed Income Group. Ms. Zhu joined Franklin Templeton in 2007. She holds a M.S. in computer science and engineering from the University of Notre Dame and a M.B.A. with investment focus from the University of California Berkeley.
Sub-Adviser	Mondrian Investment Partners Limited (“Mondrian”), Fifth Floor, 10 Gresham Street, London EC2V 7JD, United Kingdom. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. As of December 31, 2017, Mondrian managed over $63 billion in mutual fund, institutional and separately managed accounts.
Mondrian Portfolio Managers	David Wakefield and Matthew Day are responsible for the day-to-day management of the portion of the Fund's assets allocated to Mondrian.
David Wakefield, CFA, is the Chief Investment Officer of Global Fixed Income and Currency, chairing the Global Fixed Income and Currency Committee meetings. Mr. Wakefield joined Mondrian in 2001. He holds a BSc and MSc in Economics from the University of Warwick. He is a Chartered Financial Analyst® (CFA) Charterholder.
Matthew Day, is a Senior Portfolio Manager and member of the Global Fixed Income and Currency Committee with Mondrian. With the Global Fixed Income and Currency team since 2007, Mr. Day is a quantitative analyst responsible for the continuing development of the company’s proprietary inflation and mortgage-backed securities models. He holds a BSc in Economics with Actuarial Studies from the University of Southampton and is a Fellow of the Institute of Actuaries.
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A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such
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trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
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LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.866	$ 10.858	$ 11.556	$ 11.427	$ 11.804
Income (loss) from investment operations:
Net investment income[1]	0.188	0.189	0.193	0.195	0.187
Net realized and unrealized gain (loss)	0.360	(0.133)	(0.427)	0.021	(0.513)
Total from investment operations	0.548	0.056	(0.234)	0.216	(0.326)
Less dividends and distributions from:
Net investment income	—	—	(0.362)	(0.070)	(0.030)
Net realized gain	(0.058)	(0.048)	(0.102)	(0.017)	(0.021)
Total dividends and distributions	(0.058)	(0.048)	(0.464)	(0.087)	(0.051)
Net asset value, end of period	$ 11.356	$ 10.866	$ 10.858	$ 11.556	$ 11.427
Total return[2]	5.04%	0.51%	(2.02%)	1.88%	(2.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$366,308	$374,814	$379,407	$819,163	$781,803
Ratio of expenses to average net assets	0.67%	0.65%	0.65%	0.64%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.72%	0.72%	0.71%	0.74%
Ratio of net investment income to average net assets	1.67%	1.71%	1.69%	1.68%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.64%	1.62%	1.61%	1.58%
Portfolio turnover	59%	49%	54%	81%	51%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
15

	LVIP Global Income Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.824	$ 10.843	$ 11.540	$ 11.412	$ 11.818
Income (loss) from investment operations:
Net investment income[1]	0.159	0.161	0.163	0.166	0.158
Net realized and unrealized gain (loss)	0.359	(0.132)	(0.425)	0.020	(0.513)
Total from investment operations	0.518	0.029	(0.262)	0.186	(0.355)
Less dividends and distributions from:
Net investment income	—	—	(0.333)	(0.041)	(0.030)
Net realized gain	(0.058)	(0.048)	(0.102)	(0.017)	(0.021)
Total dividends and distributions	(0.058)	(0.048)	(0.435)	(0.058)	(0.051)
Net asset value, end of period	$ 11.284	$ 10.824	$ 10.843	$ 11.540	$ 11.412
Total return[2]	4.79%	0.26%	(2.27%)	1.62%	(3.01%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$691,228	$630,057	$633,519	$619,992	$531,413
Ratio of expenses to average net assets	0.92%	0.90%	0.90%	0.89%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	0.97%	0.97%	0.96%	0.99%
Ratio of net investment income to average net assets	1.42%	1.46%	1.44%	1.43%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	1.39%	1.37%	1.36%	1.33%
Portfolio turnover	59%	49%	54%	81%	51%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP BlackRock Inflation Protected Bond Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Inflation Protected Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.42%	0.42%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.50%	0.75%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$51	$160	$279	$626
Service Class	$76	$239	$416	$929
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, invests at least 80% of its net assets in inflation-protected debt securities (or securities with similar economic characteristics). These securities include inflation-indexed bonds of varying maturities issued by the U.S., non-U.S. governments, and their agencies or instrumentalities. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed to be of comparable quality. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged (the “Index”). The Fund seeks to maintain an average duration (a measure of interest rate sensitivity) that is within
LVIP BlackRock Inflation Protected Bond Fund	1

+/ – 20% of the duration of the Index. Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments, and their agencies or instrumentalities. This amount may be reduced to 20% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund may invest in derivatives such as futures (including bond and interest rate futures) and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility.
The portfolio managers may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).
The Fund may hold cash or cash equivalents in order to shorten the duration of the portfolio or to otherwise implement the Fund’s investment strategy or for temporary defensive purposes.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed
2	LVIP BlackRock Inflation Protected Bond Fund

bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2011 at: 4.39%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2013 at: (6.57%).
LVIP BlackRock Inflation Protected Bond Fund	3

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/3/10)
LVIP BlackRock Inflation Protected Bond Fund – Standard Class	2.18%	(0.58%)	2.26%
LVIP BlackRock Inflation Protected Bond Fund – Service Class	1.94%	(0.83%)	2.01%
Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged (reflects no deductions for fees, expenses or taxes)	2.37%	0.86%	2.37%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Financial Management, Inc. (“BlackRock”)
Portfolio Managers
BlackRock Portfolio Managers	Company Title	Experience with Fund
Chris Allen, CFA	Managing Director	Since March 2017
Akiva Dickstein	Managing Director	Since March 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP BlackRock Inflation Protected Bond Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, invests at least 80% of its net assets in inflation-protected debt securities (or securities with similar economic characteristics). These securities include inflation-indexed bonds of varying maturities issued by the U.S., non-U.S. governments, and their agencies or instrumentalities. The Fund invests only in securities rated investment grade at the time of purchase by a third-party rating agency or, if unrated, deemed to be of comparable quality. Split-rated securities are considered to have the higher credit rating. Split-rated securities are those that receive different credit ratings from two or more rating agencies. Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Up to 20% of the Fund’s net assets may be invested in sectors outside the Fund’s benchmark index, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged (the “Index”) Under normal circumstances, the Fund generally invests at least 40% of its net assets in debt obligations of foreign governments and their agencies or instrumentalities. This amount may be reduced to 20% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund generally invests at least 40% of its assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar denominated securities of non U.S. issuers. The Fund also makes investments in residential and commercial mortgage-backed securities.
The Fund may invest in derivatives such as futures (including bond and interest rate futures) and forward contracts, including forward foreign currency contracts. The Fund may enter into derivatives for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The Fund uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to other risks, to satisfy diversification requirements or to enhance returns. This derivative strategy will result in active trading, which will increase Fund expenses.
Where investing in individual bonds and sectors may not necessarily enable the Fund to achieve its target duration (a measure of interest rate sensitivity) or sector weighting, derivative contracts may be used to increase or decrease the Fund’s exposure to a particular issuer or sector, or to increase the Fund’s duration. Derivative contracts may also be used to manage interest rate risk associated with real estate and fixed income investments or to stay fully invested in fixed income investments when the Fund has a significant cash position.
Currency derivatives may be used to hedge against the risk that the currency in which the Fund’s foreign securities are denominated will decline in value against the U.S. dollar. However, the Fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the Fund’s foreign currency investments and its currency derivatives. As a result, the Fund might perform less well than a fund that does not hedge against foreign currency risk. The Fund may take active currency exposure by buying or selling foreign exchange forwards, spot and futures. Active currency exposure will be measured relative to the exposure of the Fund’s benchmark index.
In pursuit of the Fund’s objective, the Fund’s sub-adviser makes purchase and sale decisions using proprietary interest rate and price index models and seasoned professional judgment.
Fund assets will be allocated among different countries (including different government issuers) and different maturities based on views of the relative value for each sector or maturity. Duration and yield curve decisions will be based on fundamental views and quantitative analysis of forward looking interest rate determinants including inflation, real rates, risk premiums and relative supply/demand. The Fund will target an average portfolio duration within a range of plus or minus 20% of the duration of the Index. BlackRock uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party.
The Fund’s sub-adviser purchases securities for the Fund that are believed to have the potential for above average real return. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.
To a lesser extent, the sub-adviser seeks to enhance returns by anticipating the direction of interest rate movements and selecting investments accordingly. The sub-adviser uses a historical perspective to identify securities and sectors that show below average risk for their return historically, or above average reward for the risk historically. This process merges the sub-adviser’s technological capabilities with its human capital to identify securities the sub-adviser believes will have the potential for above average return.
A security will be sold if, in the opinion of the sub-adviser’s portfolio management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential.
The portfolio managers may hedge any portion of the non-U.S. dollar denominated securities in the Fund to the U.S. dollar.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance).
5

The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in inflation indexed bonds (or securities with similar economic characteristics) only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These
6

actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
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The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
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Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.42% of the Fund's average net assets).
Sub-Adviser	BlackRock Financial Management, Inc. (“BlackRock”), 55 E. 52nd Street, New York, NY 10055. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock has been an investment adviser since 1994. In managing the Fund, BlackRock utilizes a sub-subadviser, BlackRock International Limited, which is a subsidiary of BlackRock Financial Management, Inc.
BlackRock Portfolio Managers	Chris Allen and Akiva Dickstein are responsible for the day-to-day management of the Fund's assets.
Chris Allen, CFA, Managing Director, joined BlackRock in 2004. He is a senior Portfolio Manager for the Fundamental European team within BlackRock's Global Fixed Income Group. Mr. Allen is the Lead Manager on Euro Government and Inflation Linked Strategies and manages both institutional and retail mandates. In addition, he is a senior member of the Global Inflation Linked Bond team and co-Portfolio Manager of the BlackRock Global Funds (BGF) Global Inflation Linked Bond Fund. Mr. Allen earned a Master's degree, with First Class Honors, in Mathematics from Oxford University in 2004. He is a CFA charterholder.
Akiva Dickstein, is a Managing Director and Portfolio Manager in the Multi Sector and Rates team. He joined BlackRock in 2009 as the lead manager for U.S. Mortgage portfolios. In 2014, he took on the Customized Core business, which includes many of BlackRock’s longest-standing and largest Core and Core Plus portfolios. Mr. Dickstein has earned an M.A. degree in Physics from Princeton University in 1993 and a B.A. degree in Economics, Summa Cum Laude, from Yale University in 1990.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.158	$ 9.936	$ 10.351	$ 10.189	$ 11.480
Income (loss) from investment operations:
Net investment income[1]	0.108	0.021	0.010	0.120	0.035
Net realized and unrealized gain (loss)	0.112	0.334	(0.302)	0.194	(0.997)
Total from investment operations	0.220	0.355	(0.292)	0.314	(0.962)
Less dividends and distributions from:
Net investment income	(0.169)	(0.133)	(0.123)	(0.152)	(0.057)
Net realized gain	—	—	—	—	(0.272)
Total dividends and distributions	(0.169)	(0.133)	(0.123)	(0.152)	(0.329)
Net asset value, end of period	$ 10.209	$ 10.158	$ 9.936	$ 10.351	$ 10.189
Total return[2]	2.18%	3.57%	(2.82%)	3.07%	(8.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,352	$530,309	$537,382	$370,362	$311,319
Ratio of expenses to average net assets	0.49%	0.47%	0.46%	0.46%	0.48%
Ratio of net investment income to average net assets	1.05%	0.21%	0.10%	1.14%	0.32%
Portfolio turnover	101%	82%	367%	378%	438%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.158	$ 9.912	$ 10.352	$ 10.164	$ 11.450
Income (loss) from investment operations:
Net investment income (loss)[1]	0.082	(0.004)	(0.016)	0.094	0.008
Net realized and unrealized gain (loss)	0.113	0.332	(0.301)	0.193	(0.993)
Total from investment operations	0.195	0.328	(0.317)	0.287	(0.985)
Less dividends and distributions from:
Net investment income	(0.169)	(0.082)	(0.123)	(0.099)	(0.029)
Net realized gain	—	—	—	—	(0.272)
Total dividends and distributions	(0.169)	(0.082)	(0.123)	(0.099)	(0.301)
Net asset value, end of period	$ 10.184	$ 10.158	$ 9.912	$ 10.352	$ 10.164
Total return[2]	1.94%	3.30%	(3.07%)	2.82%	(8.60%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$850,504	$805,119	$795,414	$846,056	$804,355
Ratio of expenses to average net assets	0.74%	0.72%	0.71%	0.71%	0.73%
Ratio of net investment income (loss) to average net assets	0.80%	(0.04%)	(0.15%)	0.89%	0.07%
Portfolio turnover	101%	82%	367%	378%	438%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Delaware Diversified Floating Rate Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Delaware Diversified Floating Rate Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Diversified Floating Rate Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Diversified Floating Rate Fund (the “Fund”) is to seek total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.58%	0.58%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.66%	0.91%
Less Fee Waiver[2]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.63%	0.88%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $2 billion of the Fund’s average daily net assets; and 0.05% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$65	$209	$367	$ 824
Service Class	$90	$288	$503	$1,121
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.
LVIP Delaware Diversified Floating Rate Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, will invest at least 80% of its assets in floating rate securities, including but not limited to, investment grade corporate bonds, bank loans, high yield bonds (“junk” bonds), non-agency mortgage-backed securities, asset-backed securities, securities issued or guaranteed by the U.S. government, municipal bonds, securities of foreign issuers in both developed and emerging markets, and may include derivative instruments that attempt to achieve a floating rate of income for the Fund when they are combined with a group of fixed rate securities.
The investments listed in the preceding paragraph may be variable and floating rate fixed-income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of the Fund will generally not exceed one year.
Up to 50% of the Fund’s total assets may be allocated to below investment grade securities (“junk” bonds). Investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund’s total assets. Non-U.S. dollar-denominated securities will be limited to no more than 50% of net assets, but total non-U.S. dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets. The Fund may also invest up to 50% of its total assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts, and swaps. Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets. The Fund may invest up to 15% of net assets in illiquid holdings. In addition, the Fund may hold a portion of its assets in cash or cash equivalents.
As a part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of A-/A3 or above as defined by Standard & Poor's Corp. and by Moody's Investors Service, Inc., respectively. This minimum credit rating ensures that the portfolio on average will remain investment grade even though the Fund may invest in individual securities rated below investment grade that present a higher level of risk.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early,
2	LVIP Delaware Diversified Floating Rate Fund

lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Delaware Diversified Floating Rate Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 1.60%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (2.22%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/3/10)
LVIP Delaware Diversified Floating Rate Fund – Standard Class	2.54%	1.08%	1.41%
LVIP Delaware Diversified Floating Rate Fund – Service Class	2.28%	0.83%	1.16%
ICE Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses or taxes)	1.11%	0.50%	0.47%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Delaware Investments Fund Advisers (“DIFA”)
Portfolio Managers
DIFA Portfolio Managers	Company Title	Experience with Fund
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	Since May 2010
Paul Grillo, CFA	Senior Vice President, Chief Investment Officer of Total Return Strategies	Since May 2010
Roger A. Early, CPA, CFA	Executive Director, Global Head of Fixed Income	Since May 2010
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield	Since April 2012
Brian M. Scotto	Vice President, Government and Agency Trader	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
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Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (”variable contracts“) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Diversified Floating Rate Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, will invest at least 80% of its assets in floating rate securities, including but not limited to:
•	Investment grade and below investment grade corporate bonds;
•	Loan participations (forms of indirect interest in bank loans);
•	Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
•	Non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
•	Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;
•	Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
•	U.S. municipal securities;
•	Various types of structured product securities;
•	Short-term investments, cash and cash equivalents; and
•	Derivative instruments that attempt to achieve a floating rate of income for the Fund when they are combined with a group of fixed rate securities.
The investments listed in the preceding paragraph may be variable and floating-rate fixed income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of the Fund will generally not exceed one year.
As a part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of A-/A3 or above as defined by Standard & Poor's Corp. and by Moody's Investors Service, Inc., respectively. This minimum credit rating ensures that the portfolio on average will remain investment grade even though the Fund may invest in individual securities rated below investment grade that present a higher level of risk.
Before securities are selected for the Fund, the sub-adviser carefully evaluates each individual security, including its income potential and the size of bond issuance. Economic and market conditions are analyzed to identify the securities or market sectors believed to offer greatest potential for total return. A well-diversified portfolio of securities is maintained that represents many different asset classes, sectors, industries and global markets. Through diversification, the sub-adviser seeks to reduce the impact that any individual security might have on the portfolio should the issuer have difficulty making payments.
The investment grade corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures, and commercial paper of U.S. companies. The Fund may also invest up to 50% of its total assets in below-investment grade securities. The Fund will invest in both rated and unrated bonds.
The Fund may also invest in loan participations. Loan participations are forms of indirect interest in instruments commonly known as bank loans. Bank loans are an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness.
The Fund may invest up to 15% of net assets in illiquid holdings. The Fund also may invest in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.
The Fund may invest in securities issued in any currency and may hold non-U.S. currencies. The Fund's non-U.S. dollar denominated securities will be limited to no more than 50% of net assets. The Fund's total non-U.S. dollar currency exposure will be limited in the aggregate, to no more than 25% of net assets.
The Fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities.
The Fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may also invest in municipal debt obligations that are issued by state and local governments.
The Fund may also invest up to 50% of its total assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts and swaps (including interest rate swaps, index swaps and credit default swaps). Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets.
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Derivative instruments may be utilized to effectively convert the fixed rate interest payments from a group of certain portfolio securities into floating rate interest payments. The primary use of derivatives will be to swap fixed rate coupons for floating rate, which is effectively a hedge against rising interest rates. Credit default swaps may be used to gain credit exposure or as a hedge for existing holdings. The Fund may use currency forwards for fundamental or hedging purposes. The Fund may either be the buyer or the seller in a swap transaction.
Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date. Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option. Certain options and futures may be considered derivatives securities. At times when adverse conditions are anticipated, the sub-adviser may want to protect gains on swap agreements or securities without actually selling them. Options or futures might be used to neutralize the effect of any price declines, without selling a swap agreement or security, or as a hedge against changes in interest rates. An option contract may also be sold (often referred to as “writing” an option) to earn additional income for the Fund.
In an interest rate swap, the Fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, the Fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with the Fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, the Fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, the Fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered illiquid. The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in floating rate securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
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Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.55% of the Fund's average net assets).
Sub-Adviser	DIFA and its predecessors, including Delaware Management Company (“DMC”), have been managing mutual funds since 1938. As of December 31, 2017, DIFA and its affiliates were managing in excess of $253.0 million in assets in various institutional or separately managed investment company and insurance accounts. DIFA’s address is 2005 Market Street, Philadelphia, PA 19103. DIFA is a series of Macquarie Investment Management Business Trust (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (MGL).
Neither DIFA nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations. No Macquarie group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.
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DIFA Portfolio Managers	J. David Hillmeyer (lead Portfolio Manger), Paul Grillo, Roger Early, Adam Brown, and Brian Scotto, as members of the firm's taxable fixed income team, are responsible for the day-to-day management of the Fund's assets.
J. David Hillmeyer, CFA, is Senior Vice President and Senior Portfolio Manager with DIFA and joined DMC in 2007. Mr. Hillmeyer has primary responsibility for portfolio construction and asset allocation of diversified floating rate strategies. In addition, he is responsible for bank loans and is a member of the fixed income trading team. Mr. Hillmeyer has a B.A. from Colorado State University and is a Chartered Financial Analyst® (CFA) Charterholder.
Paul Grillo, CFA, is a Senior Vice President and Chief Investment Officer of Total Return Strategies with DIFA, and is responsible for portfolio construction and strategic asset allocation. He is also a member of DIFA’s asset allocation committee, which builds and manages multi-asset class portfolios. Mr. Grillo joined DMC in 1992. Mr. Grillo holds a B.S. in business management from North Carolina State University and an M.B.A. with a concentration in finance from Pace University and is a Chartered Financial Analyst ® (CFA) Charterholder.
Roger A. Early, CPA, CFA, is an Executive Director and Global Co-Head of Fixed Income for Macquarie Investment Management. Mr. Early rejoined DMC in March 2007 with primary responsibility for taxable fixed income portfolio construction and strategic asset allocation. Mr. Early holds a B.A. from the Wharton School of Business of the University of Pennsylvania and an M.B.A. from the University of Pittsburgh. He is a Certified Public Accountant, a Chartered Financial Analyst ® (CFA) Charterholder, and a Certified Financial Planner.
Adam H. Brown, CFA, is a Senior Vice President, Senior Portfolio Manager, and Co-Head of High Yield on the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Mr. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. He earned a bachelor’s degree in accounting from the University of Florida and an M.B.A. from the A.B. Freeman School of Business at Tulane University.
Brian M. Scotto is a Vice President and Government and Agency Trader and is a member of the fixed income trading team responsible for trading government and agency securities, as well as interest rate futures and options. He joined Macquarie Investment Management, which includes the former Delaware Investments, in 2002, and prior to moving to the fixed income department, he was vice president and product manager for the firm’s value, international, and core mutual funds. Mr. Scotto received his bachelor’s degree in accounting and an M.B.A. with a concentration in finance from La Salle University.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
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The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
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Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$10.046	$ 9.824	$ 10.057	$ 10.137	$ 10.136
Income (loss) from investment operations:
Net investment income[1]	0.188	0.134	0.145	0.144	0.144
Net realized and unrealized gain (loss)	0.065	0.088	(0.217)	(0.082)	(0.068)
Total from investment operations	0.253	0.222	(0.072)	0.062	0.076
Less dividends and distributions from:
Net investment income	(0.110)	—	(0.119)	(0.119)	(0.066)
Return of capital	—	—	(0.042)	(0.023)	(0.009)
Total dividends and distributions	(0.110)	—	(0.161)	(0.142)	(0.075)
Net asset value, end of period	$10.189	$10.046	$ 9.824	$ 10.057	$ 10.137
Total return[2]	2.54%	2.25%	(0.71%)	0.62%	0.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,919	$29,345	$ 57,982	$298,086	$431,104
Ratio of expenses to average net assets	0.62%	0.60%	0.62%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.63%	0.63%	0.62%	0.65%
Ratio of net investment income to average net assets	1.85%	1.36%	1.44%	1.41%	1.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.33%	1.43%	1.41%	1.42%
Portfolio turnover	96%	82%	81%	109%	81%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.020	$ 9.823	$ 10.057	$ 10.137	$ 10.135
Income (loss) from investment operations:
Net investment income[1]	0.162	0.109	0.120	0.118	0.118
Net realized and unrealized gain (loss)	0.066	0.088	(0.218)	(0.081)	(0.067)
Total from investment operations	0.228	0.197	(0.098)	0.037	0.051
Less dividends and distributions from:
Net investment income	(0.086)	—	(0.094)	(0.094)	(0.040)
Return of capital	—	—	(0.042)	(0.023)	(0.009)
Total dividends and distributions	(0.086)	—	(0.136)	(0.117)	(0.049)
Net asset value, end of period	$ 10.162	$ 10.020	$ 9.823	$ 10.057	$ 10.137
Total return[2]	2.28%	2.01%	(0.97%)	0.36%	0.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$822,837	$746,369	$768,251	$798,818	$705,582
Ratio of expenses to average net assets	0.87%	0.85%	0.87%	0.87%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.90%	0.88%	0.88%	0.87%	0.90%
Ratio of net investment income to average net assets	1.60%	1.11%	1.19%	1.16%	1.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	1.08%	1.18%	1.16%	1.17%
Portfolio turnover	96%	82%	81%	109%	81%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP JPMorgan High Yield Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP JPMorgan High Yield Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan High Yield Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan High Yield Fund (the “Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.63%	0.63%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.71%	0.96%
Less Fee Waiver[2]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.67%	0.92%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$69	$223	$392	$ 880
Service Class	$94	$302	$528	$1,176
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
LVIP JPMorgan High Yield Fund	1

Principal Investment Strategies
The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.
The Fund, under normal circumstances, invests at least 80% of its assets in bonds, other debt securities, loan assignments and participations (“Loans”), commitments to purchase loan assignments (“Unfunded Commitments”) and preferred stocks that are rated below investment grade (“junk” bonds) or unrated.
The Fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The Fund's average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may also invest up to 30% of its assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (”Senior Loans“), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (”Junior Loans“). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. The Fund may also invest up to 15% of its net assets in illiquid holdings and up to 15% of its total assets in equity securities.
The Fund may invest up to 100% of total assets in below investment grade or unrated securities. Investments in unrated securities shall be limited to 25% of the Fund's assets. Below investment grade securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poor's Corp. and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so-called ”distressed debt“ (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management, and/or to increase income or gain to the Fund.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
2	LVIP JPMorgan High Yield Fund

•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2011 at: 5.74%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (7.02%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/3/10)
LVIP JPMorgan High Yield Fund – Standard Class	6.47%	4.95%	6.38%
LVIP JPMorgan High Yield Fund – Service Class	6.22%	4.69%	6.11%
Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	7.50%	5.78%	7.40%
LVIP JPMorgan High Yield Fund	3

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    J.P. Morgan Investment Management Inc. (“JPMorgan”)
Portfolio Managers
JPMorgan Portfolio Managers	Company Title	Experience with Fund
William J. Morgan	Managing Director	Since May 2010
James P. Shanahan Jr.	Managing Director	Since May 2010
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (”variable contracts“) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP JPMorgan High Yield Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective. These objectives are non-fundamental and may be changed without shareholder approval.
The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.
The Fund, under normal circumstances, invests at least 80% of its assets in bonds, other debt securities, loan assignments and participations (“Loans”), commitments to purchase loan assignments (“Unfunded Commitments”) and preferred stocks that are rated below investment grade (“junk” bonds) or unrated.
A bond is a debt security with a maturity of 90 days or more at the time of its issuance, and may include debt securities issued by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The Fund's average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may also invest up to 30% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (”Senior Loans“), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (”Junior Loans“). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund may also invest up to 15% of its net assets in illiquid holdings and up to 15% of its total assets in equity securities.
The Fund may invest up to 100% of total assets in below investment grade or unrated securities. Investments in unrated securities shall be limited to 25% of the Fund's assets. Below investment grade securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poor's Corp. and Ba or lower by Moody’s Investors Service, Inc.). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so-called ”distressed debt“ (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management, and/or to increase income or gain to the Fund. The Fund may either be the buyer or the seller in a swap transaction.
The sub-adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each securities issuer, the sub-adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, the sub-adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund's investments that are considered to be the most risky.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in high yield debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
5

Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
6

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
7

Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the ”Board“). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.60% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	J.P. Morgan Investment Management Inc. (”JPMorgan“) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2017, JPMorgan and its affiliates had $2.034 trillion in assets under management.
JP Morgan Portfolio Managers	William Morgan and James Shanahan are responsible for the day-to-day management of the Fund's assets.
William J. Morgan, is a Managing Director with JPMorgan and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Morgan is the team leader and senior portfolio manager for the Cincinnati High Yield team and is responsible for overseeing high yield, loans and distressed strategies. He joined JPMorgan in 1984. Mr. Morgan holds a B.A. in history from Kenyon College and an M.B.A. from Xavier University.
James P. Shanahan, Jr., is a Managing Director with JPMorgan and is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Shanahan is the team leader and senior portfolio manager for the Cincinnati High Yield team and is responsible for overseeing high yield, loans and distressed strategies. He joined JPMorgan in 1986. Mr. Shanahan holds an Honors B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law.
8

A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with ”market timing“ transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such
9

trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the ”Market Timing Procedures“).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of ”fair value“ pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the ”Plan“). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (”LFD“), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
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LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, ”financial intermediaries“) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (”distribution assistance“). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.780	$ 10.026	$ 11.082	$ 11.304	$ 11.123
Income (loss) from investment operations:
Net investment income[1]	0.609	0.613	0.618	0.609	0.639
Net realized and unrealized gain (loss)	0.087	0.743	(1.051)	(0.290)	0.090
Total from investment operations	0.696	1.356	(0.433)	0.319	0.729
Less dividends and distributions from:
Net investment income	(0.674)	(0.602)	(0.565)	(0.502)	(0.546)
Net realized gain	—	—	(0.058)	(0.039)	(0.002)
Total dividends and distributions	(0.674)	(0.602)	(0.623)	(0.541)	(0.548)
Net asset value, end of period	$ 10.802	$ 10.780	$ 10.026	$ 11.082	$ 11.304
Total return[2]	6.47%	13.58%	(3.94%)	2.84%	6.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$601,921	$688,621	$625,243	$526,920	$404,998
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.67%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.68%	0.68%	0.70%	0.73%
Ratio of net investment income to average net assets	5.46%	5.75%	5.56%	5.23%	5.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.42%	5.72%	5.53%	5.20%	5.53%
Portfolio turnover	51%	45%	36%	37%	33%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.778	$ 10.026	$ 11.080	$ 11.302	$ 11.122
Income (loss) from investment operations:
Net investment income[1]	0.581	0.587	0.590	0.579	0.609
Net realized and unrealized gain (loss)	0.087	0.740	(1.049)	(0.289)	0.090
Total from investment operations	0.668	1.327	(0.459)	0.290	0.699
Less dividends and distributions from:
Net investment income	(0.646)	(0.575)	(0.537)	(0.473)	(0.517)
Net realized gain	—	—	(0.058)	(0.039)	(0.002)
Total dividends and distributions	(0.646)	(0.575)	(0.595)	(0.512)	(0.519)
Net asset value, end of period	$ 10.800	$ 10.778	$ 10.026	$ 11.080	$ 11.302
Total return[2]	6.22%	13.29%	(4.17%)	2.58%	6.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$191,099	$181,287	$152,163	$153,275	$149,361
Ratio of expenses to average net assets	0.91%	0.90%	0.90%	0.92%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.93%	0.93%	0.95%	0.98%
Ratio of net investment income to average net assets	5.21%	5.50%	5.31%	4.98%	5.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.17%	5.47%	5.28%	4.95%	5.28%
Portfolio turnover	51%	45%	36%	37%	33%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Delaware Bond Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Delaware Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Bond Fund (the “Fund”) is maximum current income (yield) consistent with a prudent investment strategy.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.31%	0.31%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.07%	0.07%
Total Annual Fund Operating Expenses	0.38%	0.73%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$39	$122	$213	$480
Service Class	$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The Fund, under normal circumstances, invests at least 80% of its assets in bond securities. The Fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years).
The Fund will invest primarily in a combination of:
•	investment-grade corporate bonds;
•	obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
LVIP Delaware Bond Fund	1

•	mortgage-backed securities.
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.
To pursue its investment strategy, the Fund may also invest to a lesser degree in:
•	U.S. corporate bonds rated lower than medium-grade (junk bonds);
•	Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions;
•	Emerging market securities; and
•	Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may, however, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.
At times when adverse conditions are anticipated, the sub-adviser may want to protect gains on securities without actually selling them. The sub-adviser might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds or a swap agreement or agreements, or as a hedge against changes in interest rates. The sub-adviser may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund. The Fund may not engage in such transactions to the extent that obligations resulting from these activities exceed 25% of its assets. Use of these strategies can increase operating costs of the Fund and can lead to loss of principal.
As part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of AA-/Aa3 as defined by Standard & Poor's Corp. and Moody's Investors Service, Inc., respectively. This overall minimum weighted credit rating ensures that the portfolio will remain investment grade even though the Fund may invest in individual securities that present a higher level of risk. In pursuing its objective, the Fund may engage in active trading.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered
2	LVIP Delaware Bond Fund

speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Delaware Bond Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 7.79%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2013 at: (3.14%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Delaware Bond Fund – Standard Class	4.37%	2.19%	4.82%
LVIP Delaware Bond Fund – Service Class	4.00%	1.83%	4.45%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	4.01%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Delaware Investments Fund Advisers (“DIFA”)
Portfolio Managers
DIFA Portfolio Managers	Company Title	Experience with Fund
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield	Since May 2017
Roger A. Early, CPA, CFA	Executive Director, Global Head of Fixed Income	Since May 2007
Paul Grillo, CFA	Senior Vice President, Chief Investment Officer of Total Return Strategies	Since April 2008
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	Since April 2013
John P. McCarthy, CFA	Senior Vice President, Senior Portfolio Manager, Co-Head of High Yield	Since May 2017
Michael G. Wildstein, CFA	Senior Vice President, Senior Portfolio Manager	Since November 2014
4	LVIP Delaware Bond Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Bond Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is maximum current income (yield) consistent with a prudent investment strategy. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The Fund, under normal circumstances, invests at least 80% of its assets in bond securities. The Fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation’s “maturity” refers to the time period remaining until the debt obligation’s issuer must repay the principal amount of the debt obligation. The Fund will invest primarily in a combination of:
•	investment-grade corporate bonds;
•	obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
•	mortgage-backed securities.
Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Corp. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.
To pursue its investment strategy, the Fund may also invest to a lesser degree in:
•	U.S. corporate bonds rated lower than medium-grade (high yield bonds);
•	Foreign securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities;
•	Emerging market securities; and
•	Derivatives, such as futures and credit default swaps, to manage risk exposure more efficiently than may be possible trading only physical securities.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may, however, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations.
At times when adverse conditions are anticipated, the sub-adviser may want to protect gains on securities without actually selling them. The sub-adviser might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds or a swap agreement or agreements, or as a hedge against changes in interest rates. The sub-adviser may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund. The Fund may not engage in such transactions to the extent that obligations resulting from these activities exceed 25% of its assets. Use of these strategies can increase operating costs of the Fund and can lead to loss of principal.
Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.
Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date. Certain options and futures may be considered derivative securities.
The sub-adviser's investment process centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment.
Risk management is deeply ingrained within the investment process. Characteristics of the Fund are compared in detail on a daily basis to the comparable characteristics of the Bloomberg Barclays U.S. Aggregate Bond Index (i.e., the Fund’s benchmark). The Fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from the benchmark. The Fund’s sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection. As part of its risk management, the Fund's portfolio of securities has an overall minimum weighted average credit rating of AA-/Aa3 as defined by Standard & Poor's Corp. and Moody's Investors Service, Inc., respectively. This overall minimum weighted credit rating ensures that the portfolio will remain investment grade even though the Fund may invest in individual securities that present a higher level of risk.
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The Fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy which seeks to add value through security and sector selection. The Fund’s portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the Fund would have a portfolio turnover rate of 100% if the Fund replaced all of its investments in one year.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
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The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.31% of the Fund's average net assets).
Sub-Adviser	DIFA and its predecessors, including Delaware Management Company (“DMC”), have been managing mutual funds since 1938. As of December 31, 2017, DIFA and its affiliates were managing in excess of $253.0 million in assets in various institutional or separately managed investment company and insurance accounts. DIFA’s address is 2005 Market Street, Philadelphia, PA 19103. DIFA is a series of Macquarie Investment Management Business Trust (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (MGL).
Neither DIFA nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations. No Macquarie group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.
DIFA Portfolio Managers	Adam Brown, Roger Early, Paul Grillo, J. David Hillmeyer, John McCarthy, and Michael Wildstein are responsible for the day-to-day management of the Fund's assets.
Adam H. Brown, CFA, is a Senior Vice President, Senior Portfolio Manager, and Co-Head of High Yield on the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Mr. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. He earned a bachelor’s degree in accounting from the University of Florida and an M.B.A. from the A.B. Freeman School of Business at Tulane University.
Roger A. Early, CPA, CFA, is an Executive Director and Global Co-Head of Fixed Income for Macquarie Investment Management. Mr. Early rejoined DMC in March 2007 with primary responsibility for taxable fixed income portfolio construction and strategic asset allocation. Mr. Early holds a B.A. from the Wharton School of Business of the University of Pennsylvania and an M.B.A. from the University of Pittsburgh. He is a Certified Public Accountant, a Chartered Financial Analyst ® (CFA) Charterholder, and a Certified Financial Planner.
Paul Grillo, CFA, is a Senior Vice President and Chief Investment Officer of Total Return Strategies with DIFA, and is responsible for portfolio construction and strategic asset allocation. He is also a member of DIFA’s asset allocation committee, which builds and manages multi-asset class portfolios. Mr. Grillo joined DMC in 1992. Mr. Grillo holds a B.S. in business management from North Carolina State University and an M.B.A. with a concentration in finance from Pace University and is a Chartered Financial Analyst ® (CFA) Charterholder.
J. David Hillmeyer, CFA, is Senior Vice President and Senior Portfolio Manager with DIFA and joined DMC in 2007. Mr. Hillmeyer has primary responsibility for portfolio construction and asset allocation of diversified floating rate strategies. In addition, he is responsible for bank loans and is a member of the fixed income trading team. Mr. Hillmeyer has a B.A. from Colorado State University and is a Chartered Financial Analyst® (CFA) Charterholder.
John P. McCarthy, CFA, is a Senior Vice President, Senior Portfolio Manager, and Co-Head of High Yield for the firm’s high yield strategies, a role he assumed in July 2016. He is also co-head of credit research on the firm’s taxable fixed income team. Mr. McCarthy rejoined Delaware Investments in March 2007 as a senior research analyst. McCarthy earned a bachelor’s degree in business administration from Babson College and is a Chartered Financial Analyst® (CFA) Charterholder. He is a member of the CFA Society of Philadelphia.
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Michael G. Wildstein, CFA, is a Senior Vice President and Senior Portfolio Manager and joined DMC in March 2007 as a senior research analyst. He manages insurance as well as other corporate credit-related portfolios. Before joining the fixed income portfolio management team, he was a senior corporate bond analyst focused on the telecommunications sector for high grade and high yield portfolios. He holds a bachelor’s degree from the University of Tampa and an M.B.A. from Drexel University. He is a Chartered Financial Analyst® (CFA) Charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
12

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.417	$ 13.590	$ 13.903	$ 13.466	$ 14.212
Income (loss) from investment operations:
Net investment income[1]	0.340	0.308	0.315	0.315	0.303
Net realized and unrealized gain (loss)	0.247	0.061	(0.261)	0.488	(0.634)
Total from investment operations	0.587	0.369	0.054	0.803	(0.331)
Less dividends and distributions from:
Net investment income	(0.397)	(0.386)	(0.335)	(0.290)	(0.247)
Net realized gain	—	(0.156)	(0.032)	(0.076)	(0.162)
Return of capital	—	—	—	—	(0.006)
Total dividends and distributions	(0.397)	(0.542)	(0.367)	(0.366)	(0.415)
Net asset value, end of period	$ 13.607	$ 13.417	$ 13.590	$ 13.903	$ 13.466
Total return[2]	4.37%	2.72%	0.39%	5.97%	(2.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,762,644	$3,324,029	$4,550,985	$4,304,241	$3,728,463
Ratio of expenses to average net assets	0.37%	0.35%	0.35%	0.35%	0.37%
Ratio of net investment income to average net assets	2.48%	2.20%	2.25%	2.25%	2.18%
Portfolio turnover	179%	285%	364%	426%	431%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
14

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.417	$ 13.589	$ 13.902	$ 13.466	$ 14.212
Income (loss) from investment operations:
Net investment income[1]	0.292	0.259	0.266	0.265	0.255
Net realized and unrealized gain (loss)	0.246	0.062	(0.261)	0.489	(0.635)
Total from investment operations	0.538	0.321	0.005	0.754	(0.380)
Less dividends and distributions from:
Net investment income	(0.349)	(0.337)	(0.286)	(0.242)	(0.198)
Net realized gain	—	(0.156)	(0.032)	(0.076)	(0.162)
Return of capital	—	—	—	—	(0.006)
Total dividends and distributions	(0.349)	(0.493)	(0.318)	(0.318)	(0.366)
Net asset value, end of period	$ 13.606	$ 13.417	$ 13.589	$ 13.902	$ 13.466
Total return[2]	4.00%	2.37%	0.03%	5.60%	(2.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,618,734	$3,252,777	$2,986,870	$2,784,103	$2,566,920
Ratio of expenses to average net assets	0.72%	0.70%	0.70%	0.70%	0.72%
Ratio of net investment income to average net assets	2.13%	1.85%	1.90%	1.90%	1.83%
Portfolio turnover	179%	285%	364%	426%	431%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Government Money Market Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Government Money Market Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Government Money Market Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Government Money Market Fund (the “Fund”) is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.38%	0.38%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1,2]	0.11%	0.11%
Total Annual Fund Operating Expenses	0.49%	0.74%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) and its affiliated distributor have contractually agreed to limit their recoupment of previously waived management and 12b-1 fees to: 0.03% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$50	$157	$274	$616
Service Class	$76	$237	$411	$918
Principal Investment Strategies
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
LVIP Government Money Market Fund	1

Principal Risks
You could lose money by investing in the Fund.  Although the Fund seeks to preserve the value of your investment at $10.00 per share, it cannot guarantee it will do so.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Below are specific principal risks of investing in the Fund.
•	Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2008 at: 0.86%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: 0.00%.
The Fund’s 7-day, net yield for the period ended December 31, 2017 was 0.64%.
2	LVIP Government Money Market Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Government Money Market Fund – Standard Class	0.41%	0.10%	0.32%
LVIP Government Money Market Fund – Service Class	0.18%	0.06%	0.25%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Advisors, LLC (“BlackRock”)
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Government Money Market Fund	3

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The Fund invests 99.5% or more of its total assets in cash, government securities and/or repurchase agreements secured by such obligations or cash so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940.
As a government money market fund, the Fund will (i) be permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) will not be subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Board of Trustees has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
In addition to the Fund’s 99.5% policy noted above, under normal circumstances, the Fund invests at least 80% of its assets in government securities, including government securities subject to repurchase agreements. The Fund may change its 80% policy of investing in government securities, including government securities subject to repurchase agreements, only upon 60 days’ notice to shareholders.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of government securities only upon 60 days' notice to shareholders.
Principal Risks
You could lose money by investing in the Fund.  Although the Fund seeks to preserve the value of your investment at $10.00 per share, it cannot guarantee it will do so.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Below are specific principal risks of investing in the Fund.
Credit Risk (Money Market). Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
4

Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio manager are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.38% of the Fund's average net assets).
Sub-Adviser	BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
5

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
6

To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
7

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
8

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.041	0.003	0.002	0.003	0.002
Total from investment operations	0.041	0.003	0.002	0.003	0.002
Less dividends and distributions from:
Net investment income	(0.041)	(0.003)	(0.002)	(0.003)	(0.002)
Net realized gain	— [2]	—	—	—	—
Total dividends and distributions	(0.041)	(0.003)	(0.002)	(0.003)	(0.002)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	0.41%	0.03%	0.02%	0.03%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$494,673	$483,490	$434,793	$482,693	$447,167
Ratio of expenses to average net assets[4]	0.52%	0.37%	0.17%	0.12%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.45%	0.44%	0.43%	0.41%	0.44%
Ratio of net investment income to average net assets[4]	0.41%	0.04%	0.02%	0.03%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	0.48%	(0.03%)	(0.24%)	(0.26%)	(0.25%)
[1] Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund's Sub-adviser.
[2] For the year ended December 31, 2017, net realized gain distributions of $14,061 were made by the Fund's Standard Class, which calculated to de minimis amount of $0.000 per share.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] The Fund recouped management fees during the year ended December 31, 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.07%.
9

	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.018	0.003	0.002	0.003	0.002
Total from investment operations	0.018	0.003	0.002	0.003	0.002
Less dividends and distributions from:
Net investment income	(0.018)	(0.003)	(0.002)	(0.003)	(0.002)
Net realized gain	— [2]	—	—	—	—
Total dividends and distributions	(0.018)	(0.003)	(0.002)	(0.003)	(0.002)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	0.18%	0.03%	0.02%	0.03%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232,364	$250,965	$265,037	$283,668	$302,807
Ratio of expenses to average net assets[4]	0.75%	0.38%	0.17%	0.12%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.70%	0.69%	0.68%	0.66%	0.69%
Ratio of net investment income to average net assets[4]	0.18%	0.03%	0.02%	0.03%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	0.23%	(0.28%)	(0.49%)	(0.51%)	(0.50%)
[1] Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund's Sub-adviser.
[2] For the year ended December 31, 2017, net realized gain distributions of $7,898 were made by the Fund's Service Class, which calculated to de minimis amount of $0.000 per share.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4] The Fund recouped management fees during the year ended December 31, 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.07%.
10

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
11

Lincoln Variable Insurance Products Trust
LVIP SSGA Bond Index Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Bond Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Bond Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Bond Index Fund (the “Fund”) is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index*.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Total Annual Fund Operating Expenses	0.47%	0.72%
Less Fee Waiver[2]	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.35%	0.60%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% on the next $1.5 billion of the Fund's average daily net assets and 0.152% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$36	$140	$253	$585
Service Class	$61	$219	$391	$889
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
LVIP SSGA Bond Index Fund	1

Principal Investment Strategies
The Fund pursues its objectives by investing in a well-diversified portfolio that is representative of the domestic investment grade bond market. These investments include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Overall sector and quality weightings are also closely replicated to the Bloomberg Barclays U.S. Aggregate Bond Index*, with individual security selection based upon criteria generated by the sub-adviser's credit and research group, security availability, and the sub-adviser's analysis of the impact on the portfolio's weightings. The Fund, under normal circumstances, invests at least 90% of its assets in bond securities that are held in the Index. In pursuing its objective, and its investment methodology, the Fund may engage in active portfolio trading.
The Fund may at times purchase or sell futures contracts on fixed-income securities, interest rates, and fixed-income securities indices in lieu of investing directly in fixed-income securities. The Fund might do so, for example, in order to adjust the interest-rate sensitivity of the Fund to bring it more closely in line with that of the Bloomberg Barclays U.S. Aggregate Bond Index*. It might also do so to increase its investment exposure pending investment of cash in the bonds comprising the Index or to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed.
*	Bloomberg Barclays U.S. Aggregate Bond Index is a trademark of Bloomberg Barclays Bank PLC and has been licensed for use in connection with the management of the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg Barclays Bank and Bloomberg Barclays Bank makes no representation regarding the advisability of investing in the Fund.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
2	LVIP SSGA Bond Index Fund

•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2011 at: 3.73%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2016 at: (3.11%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/1/08)
LVIP SSGA Bond Index Fund – Standard Class	3.18%	1.74%	3.47%
LVIP SSGA Bond Index Fund – Service Class	2.92%	1.49%	3.22%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.94%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Brunell, CFA	Vice President	Since May 2008
Marc DiCosimo, CFA	Vice President	Since May 2014
Michael Przygoda, CFA	Vice President	Since May 2016
LVIP SSGA Bond Index Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Bond Index Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index*. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objectives by investing in a well-diversified portfolio that is representative of the domestic investment grade bond market. These investments include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Overall sector and quality weightings are also closely replicated to the Bloomberg Barclays U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser's credit and research group, security availability, and the sub-adviser's analysis of the impact on the portfolio's weightings. The Fund, under normal circumstances, invests at least 90% of its assets in bond securities that are held in the Index. In pursuing its objective, and its investment methodology, the Fund may engage in active portfolio trading.
While complete replication of the Bloomberg Barclays U.S. Aggregate Bond Index is not possible, a stratified sampling approach is employed to build a Fund portfolio whose broad characteristics match those of the Index. Individual securities holdings may differ from the Index, and the Fund may not track the performance of the Index perfectly due to the sampling methodology, expenses and transaction costs, the cash flows into and out of the Fund, and differences between how and when the Fund and the Index are valued.
The Fund may at times purchase or sell futures contracts on fixed-income securities, interest rates, and fixed-income securities indices in lieu of investment directly in fixed-income securities. The Fund might do so, for example, in order to adjust the interest-rate sensitivity of the Fund to bring it more closely in line with that of the Bloomberg Barclays U.S. Aggregate Bond Index. It might also do so to increase its investment exposure pending investment of cash in the bonds comprising the Index or to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed.
*Bloomberg Barclays U.S. Aggregate Bond Index is a trademark of Bloomberg Barclays Bank PLC and has been licensed for use in connection with the management of the Fund. The Fund is not sponsored by, endorsed, sold or promoted by Bloomberg Barclays Bank and Bloomberg Barclays Bank makes no representation regarding the advisability of investing in the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. Aggregate Bond Index only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
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Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.28% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Fixed Income Beta Solutions Group of SSGA FM. Michael Brunell, Marc DiCosimo, and Michael Przygoda are responsible for the day-to-day management of the Fund's assets.
Michael Brunell, CFA, is a Vice President of SSGA and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. He was a member of the group that launched the first SPDR fixed income ETFs in 2007 and a long-time manager of SSGA’s U.S. high yield and convertible ETF products. Mr. Brunell earned a Bachelor of Science in Business Administration from Saint Michael’s College and a Master of Science in Finance from the Carroll School of Management at Boston College. He earned the Chartered Financial Analyst® (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
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Marc DiCosimo, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the firm in 2013 and is responsible for managing a broad range of fixed income strategies. Previously, Mr. DiCosimo worked at Wellington Management as a fixed income portfolio analyst on the Mortgage Backed Securities Team. Mr. DiCosimo graduated from the University of Richmond with a degree in Accounting. He is a Chartered Financial Analyst® (CFA) Charterholder and is a member of the CFA Institute and CFA Society Boston, Inc.
Michael Przygoda, CFA, is a Vice President of SSGA and a Portfolio Manager in the Fixed Income Beta Solutions Group, managing a variety of securitized and custom aggregate bond strategies. Mr. Przygoda joined SSGA in 2006. Mr. Przygoda holds a Bachelor of Arts in Finance from Stonehill College and a Master of Science in Finance from Suffolk University. He is a Chartered Financial Analyst® (CFA) Charterholder and is a member of the CFA Institute and CFA Society Boston, Inc.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
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Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.156	$ 11.163	$ 11.425	$ 11.012	$ 11.571
Income (loss) from investment operations:
Net investment income[1]	0.258	0.249	0.246	0.248	0.227
Net realized and unrealized gain (loss)	0.097	0.005	(0.217)	0.385	(0.524)
Total from investment operations	0.355	0.254	0.029	0.633	(0.297)
Less dividends and distributions from:
Net investment income	(0.280)	(0.261)	(0.291)	(0.214)	(0.225)
Net realized gain	—	—	—	(0.006)	(0.037)
Total dividends and distributions	(0.280)	(0.261)	(0.291)	(0.220)	(0.262)
Net asset value, end of period	$ 11.231	$ 11.156	$ 11.163	$ 11.425	$ 11.012
Total return[2]	3.18%	2.28%	0.25%	5.75%	(2.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,031,198	$1,923,620	$1,796,385	$1,434,764	$1,255,800
Ratio of expenses to average net assets	0.34%	0.32%	0.33%	0.33%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.46%	0.44%	0.45%	0.45%	0.49%
Ratio of net investment income to average net assets	2.27%	2.16%	2.15%	2.18%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.15%	2.04%	2.03%	2.06%	1.89%
Portfolio turnover	49%	56%	76%	63%	55%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.160	$ 11.165	$ 11.427	$ 11.015	$ 11.574
Income (loss) from investment operations:
Net investment income[1]	0.229	0.220	0.218	0.219	0.199
Net realized and unrealized gain (loss)	0.097	0.007	(0.218)	0.385	(0.524)
Total from investment operations	0.326	0.227	—	0.604	(0.325)
Less dividends and distributions from:
Net investment income	(0.252)	(0.232)	(0.262)	(0.186)	(0.197)
Net realized gain	—	—	—	(0.006)	(0.037)
Total dividends and distributions	(0.252)	(0.232)	(0.262)	(0.192)	(0.234)
Net asset value, end of period	$ 11.234	$ 11.160	$ 11.165	$ 11.427	$ 11.015
Total return[2]	2.92%	2.04%	0.00%	5.49%	(2.81%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,046,956	$1,025,156	$979,419	$1,026,096	$1,031,366
Ratio of expenses to average net assets	0.59%	0.57%	0.58%	0.58%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.69%	0.70%	0.70%	0.74%
Ratio of net investment income to average net assets	2.02%	1.91%	1.90%	1.93%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	1.79%	1.78%	1.81%	1.64%
Portfolio turnover	49%	56%	76%	63%	55%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP American Global Growth Fund
Service Class II
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Global Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Growth Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Global Growth Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.52%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[1,2]	0.13%
Total Annual Fund Operating Expenses[3]	1.20%
[1] The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund.
[2] Other Expenses were restated to reflect the current fee structure of the fund.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
1 year	3 years	5 years	10 years
$122	$381	$660	$1,455
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with long-term growth of capital. The Master Fund invests primarily in common stocks of companies around the world that the Master Fund's investment adviser believes have the potential for growth. The Master Fund may also invest in securities of foreign issuers in the form of depository receipts or other instruments by
LVIP American Global Growth Fund	1

which the Master Fund may obtain exposure to equity investments in local markets. The Master Fund seeks to invest globally and allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
2	LVIP American Global Growth Fund

•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II for various periods compare with those of a broad measure of market performance.
The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 14.05%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (18.99%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP American Global Growth Fund	30.99%	12.90%	7.02%
MSCI All Country World Index (net dividends) (reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	4.65%
LVIP American Global Growth Fund	3

Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Master Fund Investment Adviser:    Capital Research and Management CompanySM
Portfolio Managers
Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Patrice Collete	Partner, Capital World Investors	Since 2015
Jonathan Knowles	Partner, Capital World Investors	Since 2013
Paul Flynn	Partner, Capital World Investors	Since 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP American Global Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with long-term growth of capital. The Master Fund invests primarily in common stocks of companies around the world that the Master Fund's investment adviser believes have the potential for growth. The Master Fund may also invest in securities of foreign issuers in the form of depository receipts or other instruments by which the Master Fund may obtain exposure to equity investments in local markets. The Master Fund seeks to invest globally and allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States). Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size.
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small;
6

differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. If the Fund invests all of its assets in an investment company, LIA does not charge an investment advisory fee. For the fiscal year ended December 31, 2017, the Fund did not pay an investment advisory fee to LIA. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LIA upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
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The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Master Fund Adviser	Capital Research and Management Company (“CRMC”), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Master Fund and other mutual funds, including the American Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2017, CRMC had more than $1.7 trillion in assets under management.
Master Fund Total Annual Management Fee	Global Growth Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December 31, 2017, was 0.52% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.
Portfolio Managers	CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager's Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Patrice Collete	Partner, Capital World Investors	3 year (plus 14 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	18	24
Paul Flynn	Partner, Capital World Investors	1 year (plus 4 years experience as an investment analyst for the Fund)	An equity/fixed-income portfolio manager	20	22
Jonathan Knowles	Partner, Capital World Investors	5 years (plus 10 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	26	26
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
8

In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
9

The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
10

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.711	$ 17.092	$ 17.617	$17.456	$ 13.672
Income (loss) from investment operations:
Net investment income[1]	0.067	0.090	0.139	0.152	0.142
Net realized and unrealized gain (loss)	4.747	(0.013)	0.946	0.175	3.780
Total from investment operations	4.814	0.077	1.085	0.327	3.922
Less dividends and distributions from:
Net investment income	(0.058)	(0.146)	(0.255)	(0.159)	(0.138)
Net realized gain	(1.057)	(1.312)	(1.355)	(0.007)	—
Total dividends and distributions	(1.115)	(1.458)	(1.610)	(0.166)	(0.138)
Net asset value, end of period	$ 19.410	$ 15.711	$ 17.092	$17.617	$ 17.456
Total return[2]	30.99%	0.24%	6.57%	1.87%	28.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196,465	$121,799	$120,877	$93,841	$ 77,575
Ratio of expenses to average net assets[3]	0.64%	0.62%	0.62%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.64%	0.62%	0.62%	0.64%	0.68%
Ratio of net investment income to average net assets	0.36%	0.55%	0.76%	0.87%	0.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.36%	0.55%	0.76%	0.87%	0.90%
Portfolio turnover	4%	15%	8%	5%	9%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP American Global Small Capitalization Fund
Service Class II
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Global Small Capitalization Fund  (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Small Capitalization Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Global Small Capitalization Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.70%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[1,2]	0.20%
Total Annual Fund Operating Expenses[3]	1.45%
Less Expense Reimbursement[4,5]	(0.06%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	1.39%
[1] The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund.
[2] Other Expenses were restated to reflect the current fee structure of the fund.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
[4] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[5] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
1 year	3 years	5 years	10 years
$142	$453	$786	$1,730
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
LVIP American Global Small Capitalization Fund	1

Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with long term growth of capital. The Master Fund normally invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The Master Fund’s investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The Master Fund’s investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Master Fund seeks to invest globally and allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
2	LVIP American Global Small Capitalization Fund

•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP American Global Small Capitalization Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II for various periods compare with those of a broad measure of market performance.
The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 14.17%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (22.91%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP American Global Small Capitalization Fund	25.42%	10.60%	3.64%
MSCI All Country World Small Cap Index (net dividends) (reflects no deductions for fees, expenses or taxes)	23.81%	12.36%	7.23%
Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series®.
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Master Fund Investment Adviser:    Capital Research and Management CompanySM
Portfolio Managers
Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
J. Blair Frank	Partner, Capital Research Global Investors	Since 2003
Claudia P. Huntington	Partner, Capital Research Global Investors	Since 2013
Lawrence Kymisis	Partner, Capital Research Global Investors	Since 2012
Harold H. La	Partner, Capital Research Global Investors	Since 2008
Aidan O’Connell	Partner, Capital Research Global Investors	Since 2014
Gregory W. Wendt	Partner, Capital Research Global Investors	Since 2012
4	LVIP American Global Small Capitalization Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Global Small Capitalization Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with long-term growth of capital. The Master Fund normally invests at least 80% of its assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The Master Fund’s investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $6.0 billion or less. The Master Fund’s investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The Master Fund seeks to invest globally and allocates its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund’s investment adviser, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
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In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. If the Fund invests all of its assets in an investment company, LIA does not charge an investment advisory fee. For the fiscal year ended December 31, 2017, the Fund did not pay an investment advisory fee to LIA. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LIA upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Master Fund Adviser	Capital Research and Management Company (“CRMC”), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Master Fund and other mutual funds, including the American Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2017, CRMC had more than $1.7 trillion in assets under management.
Master Fund Total Annual Management Fee	Global Small Capitalization Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December 31, 2017, was 0.70% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.
Portfolio Managers	CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
J. Blair Frank	Partner, Capital Research Global Investors	15 years	An equity portfolio manager	24	25
Claudia P. Huntington	Partner, Capital Research Global Investors	5 years	An equity portfolio manager	43	45
Lawrence Kymisis	Partner, Capital Research Global Investors	5 years	An equity portfolio manager	15	23
Harold H. La	Partner, Capital Research Global Investors	10 years (plus 4 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	19	20
Aidan O’Connell	Partner, Capital Research Global Investors	4 years (plus 9 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	14	20
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Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Gregory W. Wendt	Partner, Capital Research Global Investors	6 years (plus 14 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	31	31
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
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Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 14.540	$ 15.433	$ 15.556	$ 15.314	$ 12.010
Income (loss) from investment operations:
Net investment income (loss)[1]	0.002	(0.022)	(0.107)	(0.047)	0.031
Net realized and unrealized gain	3.541	0.300	0.086	0.306	3.306
Total from investment operations	3.543	0.278	(0.021)	0.259	3.337
Less dividends and distributions from:
Net investment income	(0.002)	(0.018)	(0.035)	—	(0.033)
Net realized gain	(2.520)	(1.153)	(0.067)	(0.017)	—
Total dividends and distributions	(2.522)	(1.171)	(0.102)	(0.017)	(0.033)
Net asset value, end of period	$ 15.561	$ 14.540	$ 15.433	$ 15.556	$ 15.314
Total return[2]	25.42%	1.68%	(0.15%)	1.69%	27.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 78,448	$ 66,278	$ 71,559	$ 70,830	$ 68,715
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.70%	0.67%	0.66%	0.67%	0.69%
Ratio of net investment income (loss) to average net assets	0.02%	(0.15%)	(0.65%)	(0.30%)	0.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.03%)	(0.17%)	(0.66%)	(0.32%)	0.19%
Portfolio turnover	6%	15%	14%	10%	12%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.
13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP American Growth Fund
Service Class II
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Growth Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Growth Fund (the “Fund”) is to seek growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.33%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[1,2]	0.12%
Total Annual Fund Operating Expenses[3]	1.00%
[1] The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund.
[2] Other Expenses were restated to reflect the current fee structure of the fund.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
1 year	3 years	5 years	10 years
$102	$318	$552	$1,225
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with growth of capital. The Master Fund invests primarily in common stock and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.
LVIP American Growth Fund	1

The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP American Growth Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II for various periods compare with those of a broad measure of market performance.
The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 14.64%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (16.82%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP American Growth Fund	27.83%	15.79%	7.92%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Master Fund Investment Adviser:    Capital Research and Management CompanySM
Portfolio Managers
Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Michael T. Kerr	Partner, Capital World Investors	Since 2005
Andraz Razen	Partner, Capital World Investors	Since 2013
Martin Romo	Partner, Capital World Investors	Since 2016
Alan J. Wilson	Partner, Capital World Investors	Since 2014
Mark L. Casey	Partner, Capital World Investors	Since 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP American Growth Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP American Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with growth of capital. The Master Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size. The Master Fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds.
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
6

In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. If the Fund invests all of its assets in an investment company, LIA does not charge an investment advisory fee. For the fiscal year ended December 31, 2017, the Fund did not pay an investment advisory fee to LIA. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LIA upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Master Fund Adviser	Capital Research and Management Company (“CRMC”), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Master Fund and other mutual funds, including the American Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2017, CRMC had more than $1.7 trillion in assets under management.
Master Fund Total Annual Management Fee	Growth Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December 31, 2017, was 0.33% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.
Portfolio Managers	CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Mark L. Casey	Partner, Capital World Investors	1 year (plus 11 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	18	18
Michael T. Kerr	Partner, Capital World Investors	13 years	An equity portfolio manager	33	35
Andraz Razen	Partner, Capital World Investors	4 years (plus 3 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	13	19
Martin Romo	Partner, Capital World Investors	2 years (plus 15 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	25	26
Alan J. Wilson	Partner, Capital World Investors	4 years	An equity portfolio manager	27	33
7

The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
8

Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors,
9

Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 17.307	$ 19.682	$ 19.398	$ 18.116	$ 14.048
Income from investment operations:
Net investment income[1]	0.036	0.081	0.053	0.165	0.095
Net realized and unrealized gain	4.700	1.559	1.158	1.309	4.070
Total from investment operations	4.736	1.640	1.211	1.474	4.165
Less dividends and distributions from:
Net investment income	(0.073)	(0.073)	(0.052)	(0.180)	(0.097)
Net realized gain	(1.235)	(3.942)	(0.875)	(0.012)	—
Total dividends and distributions	(1.308)	(4.015)	(0.927)	(0.192)	(0.097)
Net asset value, end of period	$ 20.735	$ 17.307	$ 19.682	$ 19.398	$ 18.116
Total return[2]	27.83%	9.10%	6.47%	8.13%	29.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$568,127	$363,045	$335,523	$315,752	$278,925
Ratio of expenses to average net assets[3]	0.64%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.18%	0.43%	0.27%	0.88%	0.60%
Portfolio turnover	2%	8%	8%	6%	9%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3] Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Growth-Income Fund
Service Class II
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Growth-Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Growth-Income Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American Growth-Income Fund (the “Fund”) is to seek long-term growth of capital and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.26%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[1,2]	0.09%
Total Annual Fund Operating Expenses[3]	0.90%
[1] The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund.
[2] Other Expenses were restated to reflect the current fee structure of the fund.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
1 year	3 years	5 years	10 years
$92	$287	$498	$1,108
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
LVIP American Growth-Income Fund	1

The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth-Income Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to achieve long-term growth of capital and income. The Master Fund invests primarily in common stocks or other securities that the Master Fund's investment adviser believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The Master Fund is designed for investors seeking both capital appreciation and income.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
2	LVIP American Growth-Income Fund

•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II for various periods compare with those of a broad measure of market performance.
The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 10.95%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (14.95%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP American Growth-Income Fund	21.95%	14.99%	7.56%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
LVIP American Growth-Income Fund	3

Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Master Fund Investment Adviser:    Capital Research and Management CompanySM
Portfolio Managers
Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Donald D. O'Neal	Partner, Capital Research Global Investors	Since 2005
Dylan Yolles	Partner, Capital International Investors	Since 2005
J. Blair Frank	Partner, Capital Research Global Investors	Since 2006
Claudia P. Huntington	Partner, Capital Research Global Investors	Since 1994
William L. Robbins	Partner, Capital International Investors	Since 2011
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP American Growth-Income Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth-Income Fund, a Series of American Funds Insurance Series®. The investment objective of the Master Fund is to achieve long-term growth of capital and income. The Master Fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the Master Fund's investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size. The Master Fund may invest up to 15% of its assets, at time of purchase, in securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. The Master Fund is designed for investors seeking both capital appreciation and income.
Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
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Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. If the Fund invests all of its assets in an investment company, LIA does not charge an investment advisory fee. For the fiscal year ended December 31, 2017, the Fund did not pay an investment advisory fee to LIA. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LIA upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Master Fund Adviser	Capital Research and Management Company (“CRMC”), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Master Fund and other mutual funds, including the American Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2017, CRMC had more than $1.7 trillion in assets under management.
Master Fund Total Annual Management Fee	Growth-Income Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December 31, 2017, was 0.26% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.
Portfolio Managers	CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of the Master Fund's portfolio.

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager's Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Donald D. O'Neal, (Vice Chairman of the Board)	Partner, Capital Research Global Investors	13 years	An equity portfolio manager	33	33
Dylan Yolles (Vice President)	Partner, Capital International Investors	13 years (plus 5 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	18	21
J. Blair Frank	Partner, Capital Research Global Investors	12 years	An equity portfolio manager	24	25
Claudia P. Huntington	Partner, Capital Research Global Investors	24 years (plus 5 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	43	45
William L. Robbins	Partner, Capital International Investors	6 years (plus 12 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	23	26
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual fund. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 18.186	$ 19.032	$ 19.921	$ 18.273	$ 13.864
Income (loss) from investment operations:
Net investment income[1]	0.238	0.220	0.206	0.191	0.169
Net realized and unrealized gain (loss)	3.659	1.787	(0.020)	1.686	4.408
Total from investment operations	3.897	2.007	0.186	1.877	4.577
Less dividends and distributions from:
Net investment income	(0.216)	(0.298)	(0.263)	(0.211)	(0.168)
Net realized gain	(1.500)	(2.555)	(0.812)	(0.018)	—
Total dividends and distributions	(1.716)	(2.853)	(1.075)	(0.229)	(0.168)
Net asset value, end of period	$ 20.367	$ 18.186	$ 19.032	$ 19.921	$ 18.273
Total return[2]	21.95%	11.16%	1.12%	10.26%	33.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$485,918	$317,976	$285,452	$262,235	$230,210
Ratio of expenses to average net assets[3]	0.61%	0.59%	0.59%	0.59%	0.61%
Ratio of net investment income to average net assets	1.20%	1.17%	1.03%	1.00%	1.05%
Portfolio turnover	2%	8%	6%	7%	9%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3] Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's statement of additional information (“SAI”). The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American International Fund
Service Class II
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American International Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American International Fund
(Service Class II)
Summary
Investment Objective
The investment objective of the LVIP American International Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.50%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[1,2]	0.13%
Total Annual Fund Operating Expenses[3]	1.18%
[1] The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund.
[2] Other Expenses were restated to reflect the current fee structure of the fund.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
1 year	3 years	5 years	10 years
$120	$375	$649	$1,432
Portfolio Turnover
The Master Fund (defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Master Fund is the International Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with long-term growth of capital. The Fund invests all of its assets in Class 1 shares of the Master Fund. The Master Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the Master Fund's investment adviser believes have the potential for growth.
LVIP American International Fund	1

The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
2	LVIP American International Fund

•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Service Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Service Class II for various periods compare with those of a broad measure of market performance.
The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund. The bar chart shows performance of the Fund's Service Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 12.12%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (21.93%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP American International Fund	31.65%	8.71%	2.99%
MSCI All Country World (ex US) Index (net dividends) (reflects no deductions for fees, expenses or taxes)	27.19%	6.80%	1.84%
Investment Adviser
The Fund operates as a “feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Master Fund Investment Adviser:    Capital Research and Management CompanySM
Portfolio Managers
Portfolio Managers of Master Fund	Company Title	Experience with Master Fund
Sung Lee	Partner, Capital Research Global Investors	Since 2005
L. Alfonso Barroso	Partner, Capital Research Global Investors	Since 2009
Jesper Lyckeus	Partner, Capital Research Global Investors	Since 2007
Christopher Thomsen	Partner, Capital Research Global Investors	Since 2005
LVIP American International Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP American International Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Master Fund is the International Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to provide you with long-term growth of capital. The Fund invests all of its assets in Class 1 shares of the Master Fund. The Master Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the Master Fund's investment adviser believes have the potential for growth. The Master Fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the Master Fund may obtain exposure to equity investments in local markets. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to companies with a particular capitalization size.
The Master Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Fund’s investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the Master Fund may invest without limitation in such instruments. A larger amount of such holdings could moderate the Master Fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the Master Fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Fund’s investment adviser uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
5

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
6

Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. If the Fund invests all of its assets in an investment company, LIA does not charge an investment advisory fee. For the fiscal year ended December 31, 2017, the Fund did not pay an investment advisory fee to LIA. The Fund invests its assets in the Master Fund, another investment company, (a “Master-Feeder structure”). If the Fund ceased to operate in the Master-Feeder structure, LIA upon the approval of the Board, would provide the Fund with investment advisory services, either directly or with a sub-adviser, and would receive an investment advisory fee.
The investment adviser to the Master Fund, its total annual management fee for the most recently completed fiscal year, and portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Master Fund Adviser	Capital Research and Management Company (“CRMC”), 333 South Hope Street, Los Angeles, California 90071, is the investment adviser to the Master Fund and other mutual funds, including the American Funds®. CRMC, an experienced investment management organization founded in 1931, is wholly owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2017, CRMC had more than $1.7 trillion in assets under management.
Master Fund Total Annual Management Fee	International Fund: Aggregate management fee paid to CRMC for the Master Fund’s fiscal year ended December 31, 2017, was 0.50% of the Master Fund’s average daily net assets. Please see the financial highlights table in the Master Fund's Prospectus or its annual report for details.
Portfolio Managers	CRMC uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio is divided into segments, which are managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Master Fund's objective, policies, and restrictions, and with the oversight of the appropriate investment related committees of CRMC and its investment divisions. In addition, CRMC's research professionals may make investment decisions with respect to a portion of the Master Fund's portfolio.

7

Master Fund Portfolio Manager	Primary Title With CRMC (or Affiliate)	Years of Experience as Master Fund Portfolio Manager	Portfolio Manager's Role in the Management of the Master Fund	Approximate Years of Experience as an Investment Professional
				With CRMC or Affiliates	Total Years
Sung Lee (Vice President)	Partner, Capital Research Global Investors	12 years	An equity portfolio manager	24	24
L. Alfonso Barroso	Partner, Capital Research Global Investors	9 years	An equity portfolio manager	24	24
Jesper Lyckeus	Partner, Capital Research Global Investors	11 years (plus 8 years of prior experience as an investment analyst for the fund)	An equity portfolio manager	22	23
Christopher Thomsen	Partner, Capital Research Global Investors	12 years	An equity portfolio manager	21	21
The Fund may have a name, investment objective, and investment policy that is very similar to certain publicly available mutual funds. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
8

not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
For information on the Master Fund's frequent trading procedures, please see the Master Fund's prospectus and SAI.
9

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers one class of shares: Service Class II. The Service Class II shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class II shares pay annual amounts not exceeding 0.75% of the average daily net assets of the Service Class II shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class II, for activities primarily intended to sell Service Class II shares or variable contracts offering Service Class II shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class II assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Service Class II shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American International Fund Service Class II
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.634	$ 13.115	$ 13.985	$ 14.566	$ 12.135
Income (loss) from investment operations:
Net investment income[1]	0.141	0.131	0.170	0.158	0.133
Net realized and unrealized gain (loss)	3.809	0.308	(0.846)	(0.594)	2.433
Total from investment operations	3.950	0.439	(0.676)	(0.436)	2.566
Less dividends and distributions from:
Net investment income	(0.131)	(0.133)	(0.192)	(0.125)	(0.135)
Net realized gain	(0.967)	(0.787)	(0.002)	(0.020)	—
Total dividends and distributions	(1.098)	(0.920)	(0.194)	(0.145)	(0.135)
Net asset value, end of period	$ 15.486	$ 12.634	$ 13.115	$ 13.985	$ 14.566
Total return[2]	31.65%	3.15%	(4.84%)	(3.00%)	21.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,007	$141,543	$144,162	$145,005	$142,730
Ratio of expenses to average net assets[3]	0.63%	0.61%	0.61%	0.61%	0.63%
Ratio of net investment income to average net assets	0.96%	1.02%	1.19%	1.08%	1.01%
Portfolio turnover	7%	11%	6%	6%	10%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3] Expense ratios do not include expenses of the Underlying Fund in which the Fund invests.
11

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. Additional information regarding the Master Fund is set forth in the Master Fund's SAI, as may be amended and/or supplemented. The Fund will provide a free copy of its SAI and the Master Fund's SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
12

Lincoln Variable Insurance Products Trust
LVIP American Balanced Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Balanced Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Balanced Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Balanced Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.41%	0.41%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.71%	1.06%
Less Fee Waiver[3]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.66%	1.01%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 67	$221	$389	$ 875
Service Class	$103	$331	$579	$1,287
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
LVIP American Balanced Allocation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds are American Funds Insurance Series® and American Funds® retail funds. The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that invest primarily in equity securities (stocks) and approximately 40% of its assets in underlying funds that invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks) with growth and value styles. The foreign equity securities may include companies in emerging markets. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
A smaller percentage of assets will be allocated to small and medium-cap companies, domestic fixed income securities (bonds), including mortgage-backed and high yield securities (“junk” bonds), and foreign fixed income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described below and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods
2	LVIP American Balanced Allocation Fund

of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP American Balanced Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 6.96%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (9.12%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP American Balanced Allocation Fund – Standard Class	14.80%	8.04%	7.80%
LVIP American Balanced Allocation Fund – Service Class	14.41%	7.67%	7.42%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.03%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.11%
Balanced Allocation Composite* (reflects no deductions for fees, expenses or taxes)	14.93%	8.59%	8.77%
*	The Balanced Allocation Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Bond Index, 38% S&P 500® Index, and 22% MSCI EAFE® NR Index. The Balanced Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP American Balanced Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Balanced Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds are American Funds Insurance Series® and American Funds® retail funds. The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that invest primarily in equity securities (stocks) and approximately 40% of its assets in underlying funds that invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks) with growth and value styles. The foreign equity securities may include companies in emerging markets. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets, and securities that are rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the underlying fund's investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund as defined as such by MSCI. The countries included in this definition will change over time.
A smaller percentage of assets will be allocated to small and medium-cap companies, domestic fixed income securities (bonds), including mortgage-backed securities and high yield securities (“junk” bonds); and foreign fixed income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
6

Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of
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assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser to the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LIA. Capital Research and Management Company is not affiliated with LIA or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
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Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This
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makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.865	$11.893	$ 12.768	$12.820	$ 11.416
Income (loss) from investment operations:
Net investment income[1]	0.238	0.235	0.237	0.279	0.246
Net realized and unrealized gain (loss)	1.508	0.503	(0.328)	0.453	1.463
Total from investment operations	1.746	0.738	(0.091)	0.732	1.709
Less dividends and distributions from:
Net investment income	(0.282)	(0.256)	(0.363)	(0.297)	(0.257)
Net realized gain	(0.331)	(0.510)	(0.421)	(0.487)	(0.048)
Total dividends and distributions	(0.613)	(0.766)	(0.784)	(0.784)	(0.305)
Net asset value, end of period	$ 12.998	$11.865	$ 11.893	$12.768	$ 12.820
Total return[2]	14.80%	6.20%	(0.68%)	5.74%	14.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 33,900	$30,474	$ 30,201	$30,939	$ 29,314
Ratio of expenses to average net assets[3]	0.24%	0.23%	0.22%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.28%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.87%	1.94%	1.85%	2.13%	2.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.89%	1.80%	2.08%	1.95%
Portfolio turnover	27%	30%	25%	19%	49%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.860	$ 11.890	$ 12.765	$ 12.818	$ 11.416
Income (loss) from investment operations:
Net investment income[1]	0.193	0.192	0.192	0.233	0.202
Net realized and unrealized gain (loss)	1.506	0.501	(0.328)	0.452	1.462
Total from investment operations	1.699	0.693	(0.136)	0.685	1.664
Less dividends and distributions from:
Net investment income	(0.237)	(0.213)	(0.318)	(0.251)	(0.214)
Net realized gain	(0.331)	(0.510)	(0.421)	(0.487)	(0.048)
Total dividends and distributions	(0.568)	(0.723)	(0.739)	(0.738)	(0.262)
Net asset value, end of period	$ 12.991	$ 11.860	$ 11.890	$ 12.765	$ 12.818
Total return[2]	14.41%	5.83%	(1.03%)	5.37%	14.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$888,018	$794,787	$782,499	$819,047	$778,627
Ratio of expenses to average net assets[3]	0.59%	0.58%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.64%	0.63%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.52%	1.59%	1.50%	1.78%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.54%	1.45%	1.73%	1.60%
Portfolio turnover	27%	30%	25%	19%	49%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP American Growth Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Growth Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Growth Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Growth Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.42%	0.42%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.72%	1.07%
Less Fee Waiver[3]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.67%	1.02%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 69	$227	$398	$ 896
Service Class	$105	$337	$588	$1,307
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
LVIP American Growth Allocation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds are American Funds Insurance Series® and American Funds® retail funds. The Fund, under normal circumstances, invests approximately 70% of its assets in underlying funds that invest primarily in equity securities (stocks) and approximately 30% of its assets in underlying funds that invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including medium-cap companies, with growth and value styles. The foreign equity securities may include companies in emerging markets. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
A smaller percentage of assets will be allocated to domestic fixed income securities (bonds), including mortgage-backed securities, high yield securities (“junk” bonds), and foreign fixed-income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
2	LVIP American Growth Allocation Fund

•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP American Growth Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 8.11%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (11.20%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP American Growth Allocation Fund – Standard Class	17.56%	9.09%	8.62%
LVIP American Growth Allocation Fund – Service Class	17.15%	8.71%	8.24%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.11%
Growth Allocation Composite* (reflects no deductions for fees, expenses or taxes)	17.05%	9.34%	9.36%
*	The Growth Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 40% S&P 500® Index, 30% MSCI EAFE® NR Index, and 30% Bloomberg Barclays U.S. Aggregate Bond Index. The Growth Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP American Growth Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Growth Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The fund invests substantially all of its assets in mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds are American Funds Insurance Series® and American Funds® retail funds. The Fund, under normal circumstances, invests approximately 70% of its assets are in underlying funds that invest primarily in equity securities (stocks) and approximately 30% of its assets in underlying funds that invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including medium cap companies, with growth and value styles. The foreign equity securities may include companies in emerging markets. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets, and securities that are rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the underlying fund's investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging market country. An emerging market country is a country defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
A smaller percentage of assets will be allocated to domestic fixed income securities (bonds), including mortgage-backed securities and high yield securities (“junk” bonds); and foreign fixed income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
6

Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies
7

that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the
8

particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM , the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LIA. Capital Research and Management Company is not affiliated with LIA or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
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Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.207	$12.265	$ 13.298	$13.297	$ 11.526
Income (loss) from investment operations:
Net investment income[1]	0.222	0.229	0.243	0.287	0.247
Net realized and unrealized gain (loss)	1.904	0.561	(0.369)	0.459	1.820
Total from investment operations	2.126	0.790	(0.126)	0.746	2.067
Less dividends and distributions from:
Net investment income	(0.258)	(0.251)	(0.370)	(0.303)	(0.247)
Net realized gain	(0.443)	(0.597)	(0.537)	(0.442)	(0.049)
Total dividends and distributions	(0.701)	(0.848)	(0.907)	(0.745)	(0.296)
Net asset value, end of period	$ 13.632	$12.207	$ 12.265	$13.298	$ 13.297
Total return[2]	17.56%	6.45%	(0.89%)	5.63%	17.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 15,691	$15,462	$ 13,884	$15,753	$ 14,903
Ratio of expenses to average net assets[3]	0.24%	0.22%	0.22%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.68%	1.84%	1.82%	2.11%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.79%	1.77%	2.06%	1.91%
Portfolio turnover	26%	30%	23%	19%	42%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.203	$ 12.263	$ 13.295	$ 13.295	$ 11.527
Income (loss) from investment operations:
Net investment income[1]	0.175	0.185	0.196	0.239	0.202
Net realized and unrealized gain (loss)	1.901	0.560	(0.368)	0.458	1.818
Total from investment operations	2.076	0.745	(0.172)	0.697	2.020
Less dividends and distributions from:
Net investment income	(0.212)	(0.208)	(0.323)	(0.255)	(0.203)
Net realized gain	(0.443)	(0.597)	(0.537)	(0.442)	(0.049)
Total dividends and distributions	(0.655)	(0.805)	(0.860)	(0.697)	(0.252)
Net asset value, end of period	$ 13.624	$ 12.203	$ 12.263	$ 13.295	$ 13.295
Total return[2]	17.15%	6.08%	(1.23%)	5.26%	17.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$888,216	$815,300	$819,345	$845,384	$783,260
Ratio of expenses to average net assets[3]	0.59%	0.57%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.64%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.33%	1.49%	1.47%	1.76%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.44%	1.42%	1.71%	1.56%
Portfolio turnover	26%	30%	23%	19%	42%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Income Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Income Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Income Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Income Allocation Fund (the “Fund”) is to seek a high level of current income with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.38%	0.38%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.71%	1.06%
Less Fee Waiver[3]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.66%	1.01%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 68	$223	$391	$ 881
Service Class	$103	$333	$581	$1,292
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
LVIP American Income Allocation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds are American Funds Insurance Series® and American Funds® retail funds. The Fund, under normal circumstances, invests approximately 40% of its assets in underlying funds that invest primarily in equity securities (stocks) and approximately 60% of its assets in underlying funds that invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying Funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign fixed income securities (bonds), including securities backed by the U.S. Treasury, mortgage-backed and high yield securities (“junk” bonds); and foreign fixed income securities.
A smaller percentage of assets will be allocated to domestic and foreign equity securities (stocks) with growth and value styles. The foreign equity securities may include companies in emerging markets.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early,
2	LVIP American Income Allocation Fund

lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
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Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 4.49%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (4.39%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP American Income Allocation Fund – Standard Class	10.27%	6.00%	6.19%
LVIP American Income Allocation Fund – Service Class	9.89%	5.63%	5.82%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.03%
Income Allocation Composite* (reflects no deductions for fees, expenses or taxes)	10.90%	6.77%	7.23%
*	The Income Allocation Composite, an index compiled by the Fund's adviser, is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% S&P 500® Index, and 10% MSCI EAFE® NR Index. The Income Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP American Income Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Income Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds are American Funds Insurance Series® and American Funds® retail funds. The Fund, under normal circumstances, invests approximately 40% of its assets in underlying funds that invest primarily in equity securities (stocks) and approximately 60% of its assets in underlying funds that invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign fixed income securities (bonds), including securities backed by the U.S. treasuries, mortgage-backed securities and high yield securities (“junk” bonds).
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets, and securities that are rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the underlying fund's investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower quality credit than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
A smaller percentage of assets will be allocated to domestic and foreign equity securities (stocks) with growth and value styles. The foreign equity securities may include companies in emerging markets.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
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LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LIA. Capital Research and Management Company is not affiliated with LIA or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
10

Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
11

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.098	$11.047	$ 11.827	$11.937	$11.208
Income (loss) from investment operations:
Net investment income[1]	0.225	0.234	0.226	0.266	0.231
Net realized and unrealized gain (loss)	0.911	0.388	(0.310)	0.469	0.771
Total from investment operations	1.136	0.622	(0.084)	0.735	1.002
Less dividends and distributions from:
Net investment income	(0.278)	(0.258)	(0.361)	(0.300)	(0.254)
Net realized gain	(0.186)	(0.313)	(0.335)	(0.545)	(0.019)
Total dividends and distributions	(0.464)	(0.571)	(0.696)	(0.845)	(0.273)
Net asset value, end of period	$ 11.770	$11.098	$ 11.047	$11.827	$11.937
Total return[2]	10.27%	5.62%	(0.70%)	6.20%	8.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9,096	$ 7,772	$ 7,355	$ 8,346	$ 6,351
Ratio of expenses to average net assets[3]	0.27%	0.25%	0.25%	0.24%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.30%	0.30%	0.29%	0.30%
Ratio of net investment income to average net assets	1.92%	2.06%	1.91%	2.17%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	2.01%	1.86%	2.12%	1.92%
Portfolio turnover	32%	31%	31%	22%	61%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
13

	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.094	$ 11.044	$ 11.823	$ 11.934	$ 11.207
Income (loss) from investment operations:
Net investment income[1]	0.183	0.194	0.184	0.223	0.190
Net realized and unrealized gain (loss)	0.910	0.387	(0.308)	0.468	0.769
Total from investment operations	1.093	0.581	(0.124)	0.691	0.959
Less dividends and distributions from:
Net investment income	(0.237)	(0.218)	(0.320)	(0.257)	(0.213)
Net realized gain	(0.186)	(0.313)	(0.335)	(0.545)	(0.019)
Total dividends and distributions	(0.423)	(0.531)	(0.655)	(0.802)	(0.232)
Net asset value, end of period	$ 11.764	$ 11.094	$ 11.044	$ 11.823	$ 11.934
Total return[2]	9.89%	5.25%	(1.04%)	5.84%	8.57%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203,163	$185,535	$177,613	$203,605	$208,183
Ratio of expenses to average net assets[3]	0.62%	0.60%	0.60%	0.59%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.65%	0.65%	0.64%	0.65%
Ratio of net investment income to average net assets	1.57%	1.71%	1.56%	1.82%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.66%	1.51%	1.77%	1.57%
Portfolio turnover	32%	31%	31%	22%	61%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP Delaware Wealth Builder Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Delaware Wealth Builder Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Delaware Wealth Builder Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Delaware Wealth Builder Fund (the “Fund”) is to seek to provide a responsible level of income and the potential for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.17%	0.17%
Total Annual Fund Operating Expenses	0.92%	1.17%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.71%	0.96%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the fund.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.71% of the Fund’s average daily net assets for the Standard Class (and 0.96% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$73	$272	$489	$1,112
Service Class	$98	$351	$623	$1,402
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.
LVIP Delaware Wealth Builder Fund	1

Principal Investment Strategies
The Fund invests primarily in income-generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities, including high yield, high-risk corporate bonds (junk bonds), investment grade fixed income securities, and U.S. government securities.
Normally, the Fund invests approximately 40-60% of its assets in income-generating equity securities (stocks) and approximately 40-60% of its assets in income-generating debt securities (bonds). While debt securities generally comprise up to 60% of the Fund's total assets, no more than 10% of the Fund's total assets will be invested in high yield, high-risk debt securities (junk bonds). No more than 25% of the Fund's total assets will be invested in any one industry sector. The Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 10% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.
Based on the noted ranges, the Fund's subadviser will determine the proportion of the Fund's assets that will be allocated to income-generating equity securities, equity equivalents, and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income-generating equity securities and equity equivalent securities will vary from 40% to 60% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 60% to 40% of the Fund's total assets.
The Fund may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may invest in forward foreign currency contracts to manage foreign currency exposure and may also invest in credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
2	LVIP Delaware Wealth Builder Fund

•	U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Delaware Wealth Builder Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
Effective May 1, 2017, the Fund changed its investment strategy in an effort to improve the Fund’s investment performance. Effective June 15, 2009, the Fund changed its investment strategy in connection with a reorganization where shareholders of the LVIP UBS Global Asset Allocation Fund became shareholders of the Fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 21.21%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (20.02%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Delaware Wealth Builder Fund – Standard Class	12.29%	7.98%	4.91%
LVIP Delaware Wealth Builder Fund – Service Class	12.01%	7.71%	4.65%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
LVIP Delaware Wealth Builder Composite* (reflects no deductions for fees, expenses or taxes)	12.42%	8.87%	6.65%
*	The LVIP Delaware Wealth Builder Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index. The LVIP Delaware Wealth Builder Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Delaware Investments Fund Advisers (“DIFA”)
Portfolio Managers
DIFA Portfolio Managers	Company Title	Experience with Fund
Babak (Bob) Zenouzi	Senior Vice President and Chief Investment Officer – Real Estate Securities and Income Solutions	Since May 2017
Damon J. Andres, CFA	Vice President and Senior Portfolio Manager	Since May 2017
4	LVIP Delaware Wealth Builder Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Wealth Builder Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the LVIP Delaware Wealth Builder Fund (formerly the Delaware Foundation® Aggressive Allocation Fund) (the “Fund”) is to seek to provide a responsible level of income and the potential for capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.
Normally, the Fund invests approximately 40-60% of its assets in income-generating equity securities (stocks) and approximately 40-60% of its assets in income-generating debt securities (bonds). While debt securities may comprise up to 60% of the Fund's total assets, no more than 10% of the Fund's total assets will be invested in high yield, high-risk debt securities (junk bonds). No more than 25% of the Fund's total assets will be invested in any one industry sector. The Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 10% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.
The Fund invests primarily in a combination of income-generating equity and debt securities including, but not limited to, dividend-paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, nonconvertible debt securities, high yield, high-risk securities, investment grade fixed income securities, U.S. government securities, and foreign equity and fixed income securities.
The subadviser researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. Based on the ranges noted above, the Fund's subadviser will determine the proportion of the Fund's assets that will be allocated to income-generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income-generating equity securities and equity equivalent securities will vary from 40% to 60% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 60% to 40% of the Fund's total assets.
The Fund may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes. For example, the Fund may invest in futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may invest in forward foreign currency contracts to manage foreign currency exposure and may also invest in credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
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Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.64% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	DIFA and its predecessors, including Delaware Management Company (“DMC”), have been managing mutual funds since 1938. As of December 31, 2017, DIFA and its affiliates were managing in excess of $253.0 million in assets in various institutional or separately managed investment company and insurance accounts. DIFA’s address is 2005 Market Street, Philadelphia, PA 19103. DIFA is a series of Macquarie Investment Management Business Trust (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (MGL).
Neither DIFA nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of DIFA. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations. No Macquarie group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.
DIFA Portfolio Managers	Babak (Bob) Zenouzi and Damon J. Andres, CFA, are responsible for the day-to-day management of the Fund's assets.
Babak (Bob) Zenouzi, is a Senior Vice President and Chief Investment Officer – Real Estate Securities and Income Solutions with DIFA and rejoined DMC in 2006. Mr. Zenouzi holds an M.S. in finance from Boston College and a B.S. from Babson College.
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Damon J. Andres, CFA is a Vice President and Senior Portfolio Manager with the Real Estate Securities and Income Solutions group. He joined Delaware in 1994 as an analyst. Mr. Andres holds a B.S. in business administration with an emphasis in finance and accounting from the University of Richmond.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
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intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/2017 [1]	12/31/2016	12/31/2015	12/31/2014 [2]	12/31/2013
Net asset value, beginning of period	$ 14.117	$ 14.874	$ 15.931	$ 15.629	$ 13.195
Income (loss) from investment operations:
Net investment income[3]	0.315	0.229	0.261	0.292	0.250
Net realized and unrealized gain (loss)	1.406	0.595	(0.487)	0.388	2.418
Total from investment operations	1.721	0.824	(0.226)	0.680	2.668
Less dividends and distributions from:
Net investment income	(0.340)	(0.246)	(0.273)	(0.378)	(0.234)
Net realized gain	(0.775)	(1.335)	(0.558)	—	—
Total dividends and distributions	(1.115)	(1.581)	(0.831)	(0.378)	(0.234)
Net asset value, end of period	$ 14.723	$ 14.117	$ 14.874	$ 15.931	$ 15.629
Total return[4]	12.29%	5.62%	(1.33%)	4.34%	20.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$165,071	$169,567	$181,811	$209,869	$224,511
Ratio of expenses to average net assets	0.76%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.90%	0.87%	0.90%
Ratio of net investment income to average net assets	2.11%	1.56%	1.63%	1.82%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.38%	1.46%	1.68%	1.55%
Portfolio turnover	148%	86%	69%	61%	70%
[1] Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2] Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
13

	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/2017 [1]	12/31/2016	12/31/2015	12/31/2014 [2]	12/31/2013
Net asset value, beginning of period	$ 14.105	$14.864	$ 15.920	$15.620	$ 13.190
Income (loss) from investment operations:
Net investment income[3]	0.277	0.192	0.220	0.252	0.213
Net realized and unrealized gain (loss)	1.403	0.593	(0.485)	0.386	2.415
Total from investment operations	1.680	0.785	(0.265)	0.638	2.628
Less dividends and distributions from:
Net investment income	(0.302)	(0.209)	(0.233)	(0.338)	(0.198)
Net realized gain	(0.775)	(1.335)	(0.558)	—	—
Total dividends and distributions	(1.077)	(1.544)	(0.791)	(0.338)	(0.198)
Net asset value, end of period	$ 14.708	$14.105	$ 14.864	$15.920	$ 15.620
Total return[4]	12.01%	5.36%	(1.58%)	4.08%	19.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 27,203	$26,492	$ 26,357	$28,603	$ 30,280
Ratio of expenses to average net assets	1.01%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.16%	1.16%	1.15%	1.12%	1.15%
Ratio of net investment income to average net assets	1.86%	1.31%	1.38%	1.57%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.13%	1.21%	1.43%	1.30%
Portfolio turnover	148%	86%	69%	61%	70%
[1] Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2] Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP JPMorgan Retirement Income Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP JPMorgan Retirement Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP JPMorgan Retirement Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP JPMorgan Retirement Income Fund (the “Fund”) is to seek to provide current income and some capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.15%	0.15%
Acquired Fund Fees and Expenses (AFFE)[2]	0.26%	0.26%
Total Annual Fund Operating Expenses (including AFFE)[3]	1.16%	1.41%
Less Fee Waiver and Expense Reimbursement[4,5]	(0.44%)	(0.44%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.72%	0.97%
[1] Other expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.365% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.465% of the Fund’s average daily net assets for the Standard Class (and 0.715% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[5] The Fee Waiver and Expense Reimbursement were restated to reflect the current fee waiver and expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$73	$324	$594	$1,367
Service Class	$99	$402	$728	$1,650
LVIP JPMorgan Retirement Income Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) and to a lesser extent individual securities, and is generally intended for investors who are retired or about to retire. The Fund is designed to provide exposure to a variety of asset classes primarily through investments in underlying funds, with an emphasis on fixed income underlying funds over equity underlying funds and other funds. The Fund normally invests approximately 60% of its assets in fixed income and 40% of its assets in equity. However, the Fund’s strategic target allocations among various asset and sub-asset classes may include:
•	Fixed Income Class (sub-asset classes: U.S. fixed income, inflation indexed, high yield, convertible, and emerging markets debt);
•	Equity Class (sub-asset classes: U.S. large cap equity, U.S. small/mid cap equity, REIT’s, international equity, and emerging markets equity);
•	Money Market/Cash and Cash Equivalents Class (sub-asset classes: money market funds/cash and cash equivalents); and
•	Commodities Class (sub-asset class: commodities).
The Fund’s allocations may differ over time due to changes to the strategic target allocations and/or due to tactical allocation changes by the Fund’s subadviser. In establishing the Fund’s strategic target allocations, the Fund’s subadviser focuses on asset classes and underlying funds that the subadviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The subadviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives.
The subadviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time. Consistent with this strategy, the Fund’s strategic target allocation of 60% fixed income and 40% equity may be different from the Fund’s actual strategic target allocations by +/- 5% for the fixed income, equity money market/cash and cash equivalents and commodity asset and sub-asset classes. Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The subadviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.
As a result of the subadviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports.
In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain market exposure pending investment in underlying funds.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Investments in Affiliated Funds Risk. Potential conflicts of interest arise when an adviser selects underlying funds and ETFs, because the fees paid to the adviser by some underlying funds and ETFs may be higher than the fees paid by other underlying funds and ETFs. However, an investment adviser is a fiduciary and is legally obligated to act in its client’s best interests when selecting underlying funds and ETFs. If an underlying fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund.
2	LVIP JPMorgan Retirement Income Fund

•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods
LVIP JPMorgan Retirement Income Fund	3

of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Commodities Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
Effective May 1, 2017, the Fund changed its investment strategy in an effort to improve the Fund’s investment performance. Effective June 15, 2009, the Fund changed its investment strategy in connection with a reorganization where shareholders of the LVIP Delaware Managed Fund became shareholders of the Fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 13.45%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (15.82%).
4	LVIP JPMorgan Retirement Income Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP JPMorgan Retirement Income Fund – Standard Class	10.96%	5.71%	3.99%
LVIP JPMorgan Retirement Income Fund – Service Class	10.68%	5.44%	3.72%
S&P Target Date Retirement Income Index (reflects no deductions for fees, expenses or taxes)	8.54%	4.86%	4.12%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    J.P. Morgan Investment Management Inc. (“JPMorgan”)
Portfolio Managers
JPMorgan Portfolio Managers	Company Title	Experience with Fund
Michael Feser, CFA	Portfolio Manager	Since May 2017
Matthew Cummings, CFA	Portfolio Manager	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP JPMorgan Retirement Income Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the LVIP JPMorgan Retirement Income Fund (formerly, the LVIP Delaware Foundation® Conservative Allocation Fund) (the “Fund”) is to seek to provide current income and some capital appreciation. The objective is non-fundamental and may be changed without shareholder approval.
The Fund is a “fund of funds.” The Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds). The Fund is designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield (such as bonds and loans), convertible debt, market neutral strategies, commodities and money market instruments.
The Fund attempts to take advantage of the most attractive types of investments by focusing on securities that the subadviser believes would outperform the Fund’s benchmarks and peer group over the long term. Exposure and diversification to such asset classes is achieved by investing in the other J.P. Morgan Funds (the underlying funds) as well as by investing directly in securities and other financial instruments, including derivatives. In connection with its main investment strategies, the Fund may use futures including exchange traded futures. The Fund is also permitted to use other derivatives, including, but not limited to, options and swaps. Under certain market conditions, the use of derivatives could be significant. For example, the subadviser may increase the usage of derivatives to “equitize” inflows or outflows of cash received into or paid out of the Fund, to invest in eligible asset classes with greater efficiency than investments in underlying funds, or under other conditions in which the subadviser determines that the increased use of derivatives may be beneficial to the Fund, including managing duration or implementing overweights or underweights to particular markets or sectors based on, among other things, its current market outlook or specific market events.
The Fund may invest in one or more of the underlying funds in a sub-asset class in an amount equal to the strategic target allocation percentage plus the tactical allocation percentage for the applicable subasset class. For example, the Fund may invest up to 27.5% of its assets in a single U.S. large cap equity fund, which represents the 17.5% strategic target allocation to U.S. large cap equity funds and the permitted 10% tactical allocation for that asset class, or may invest up to 27.5% across multiple U.S. large cap equity funds.
The Fund is designed for investors who are retired or expect to retire soon.
Strategic Target Allocations. The strategic target allocations for the Fund are approximately 60% fixed income and 40% equity. However, the Fund’s strategic target allocations among various asset and sub-asset classes may include:
•	Fixed Income Class (sub-asset classes: U.S. fixed income, inflation indexed, high yield, and emerging markets debt);
•	Equity Class (sub-asset classes: U.S. large cap equity, U.S. small/mid cap equity, REIT’s, international equity, and emerging markets equity);
•	Money Market/Cash and Cash Equivalents Class (sub-asset classes: money market funds/cash and cash equivalents); and
•	Commodities Class (sub-asset class: commodities).
The Fund’s allocations may differ over time due to changes in strategic target allocations and/or due to tactical allocation changes by the Fund’s subadvisor. In establishing the Fund’s strategic target allocations, the Fund’s subadviser focuses on asset classes and underlying funds that the subadviser believes will outperform the S&P Target Date Retirement Income Index (the Fund’s benchmark) and peer group over the long term. The subadviser will use tactical allocation changes to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives. For example, the subadviser may over-weight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events, and the subadviser will review regularly its tactical allocations to determine whether to maintain such positions.
The subadviser will review the Fund’s strategic target allocations at least annually (generally, in the first quarter of each calendar year), and may adjust the targets in its discretion, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes or maintaining long-term strategic target allocations for longer or shorter periods of time.Additionally, as a result of short to intermediate term tactical allocations, the Fund may deviate from the strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodity asset and sub-asset classes. The subadviser will review its tactical decisions on a periodic basis and may make modifications in its discretion.As a result of the subadviser’s ability to make these modifications, the Fund’s actual allocations may differ. Updated information concerning the Fund’s strategic target allocations and actual allocations to underlying funds and investments is available in the Fund’s shareholder reports.
Direct Investments in Securities and Financial Instruments. The Fund invests in J.P. Morgan Funds and cash and cash equivalents. The Fund, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities including exchange-traded funds, and other financial instruments, such as futures, swaps, exchange traded notes and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. For temporary defensive purposes or to respond to unusual market conditions or large cash flows, the Fund may invest
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up to 50% of its total assets directly in securities and may invest all or most of its assets in cash or cash equivalents. The Fund generally will not invest more than 30% of its total assets directly in securities. While not part of its principal investment strategies, the Fund may also use futures and other derivatives for interest rate risk management to adjust the duration position of Fund. Futures and other derivatives used for this purpose are not subject to or included as part of the Fund’s stated fixed income ranges.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Investments in Affiliated Funds Risk. Potential conflicts of interest arise when an adviser selects underlying funds and ETFs that are affiliated with the adviser, because the fees paid to the adviser by some underlying funds and ETFs may be higher than the fees paid by other underlying funds and ETFs. However, an investment adviser is a fiduciary and is legally obligated to act in its client’s best interests when selecting underlying funds and ETFs. If an underlying fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
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Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Real Estate Sector Risk. When a fund concentrates its investments in the real estate industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the real estate industry.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some
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derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Commodities Related Investment Risks. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. In addition, the Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.
Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
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In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.46% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	J.P. Morgan Investment Management Inc. (“JPMorgan”) is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2017, JPMorgan and its affiliates had $2.034 trillion in assets under management.
JPMorgan Portfolio Managers	Michael Feser, CFA, and Matthew Cummings, CFA, are responsible for the day-to-day management of the Fund’s assets.
Michael Feser, CFA, Managing Director, is the global investment director for JPMorgan’s Investment Management Solutions group. He is responsible for overseeing the investment activities of the group’s portfolio managers and new product development, as well as reporting to and working with the various fund boards globally. An employee since 1994, Michael has more than two decades of markets, multi-asset and fixed income research and investment experience. Mr. Feser holds an M.A. in Business Administration from the University of Cologne and is a CFA charterholder.
Matthew Cummings, CFA, is Vice President and portfolio manager for JPMorgan’s Asset Management’s Multi-Asset Solutions team. He joined JPMorgan in 2008 and is responsible for manager selection and portfolio construction. Mr. Cummings holds a B.S. in Business Administration with a concentration in Financial Analysis and Minor in Economics from the State University of New York at Albany.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
13

For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/2017 [1]	12/31/2016	12/31/2015	12/31/2014 [2]	12/31/2013
Net asset value, beginning of period	$ 13.548	$ 13.751	$ 14.896	$ 15.257	$ 14.502
Income (loss) from investment operations:
Net investment income[3]	0.316	0.297	0.348	0.402	0.378
Net realized and unrealized gain (loss)	1.162	0.353	(0.491)	0.342	0.963
Total from investment operations	1.478	0.650	(0.143)	0.744	1.341
Less dividends and distributions from:
Net investment income	(0.359)	(0.352)	(0.402)	(0.411)	(0.329)
Net realized gain	(0.504)	(0.501)	(0.600)	(0.694)	(0.257)
Total dividends and distributions	(0.863)	(0.853)	(1.002)	(1.105)	(0.586)
Net asset value, end of period	$ 14.163	$ 13.548	$ 13.751	$ 14.896	$ 15.257
Total return[4]	10.96%	4.71%	(0.94%)	4.88%	9.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$223,079	$226,619	$247,317	$283,263	$299,595
Ratio of expenses to average net assets[5]	0.54%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.89%	0.88%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	2.22%	2.13%	2.33%	2.58%	2.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.97%	2.18%	2.44%	2.36%
Portfolio turnover	192%	161%	140%	142%	159%
[1] Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2] Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/2017 [1]	12/31/2016	12/31/2015	12/31/2014 [2]	12/31/2013
Net asset value, beginning of period	$ 13.548	$13.751	$ 14.895	$15.257	$14.503
Income (loss) from investment operations:
Net investment income[3]	0.281	0.262	0.310	0.362	0.340
Net realized and unrealized gain (loss)	1.159	0.353	(0.489)	0.342	0.962
Total from investment operations	1.440	0.615	(0.179)	0.704	1.302
Less dividends and distributions from:
Net investment income	(0.323)	(0.317)	(0.365)	(0.372)	(0.291)
Net realized gain	(0.504)	(0.501)	(0.600)	(0.694)	(0.257)
Total dividends and distributions	(0.827)	(0.818)	(0.965)	(1.066)	(0.548)
Net asset value, end of period	$ 14.161	$13.548	$ 13.751	$14.895	$15.257
Total return[4]	10.68%	4.45%	(1.18%)	4.61%	9.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 44,746	$41,617	$ 43,968	$47,038	$47,560
Ratio of expenses to average net assets[5]	0.79%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.14%	1.13%	1.13%	1.12%	1.13%
Ratio of net investment income to average net assets	1.97%	1.88%	2.08%	2.33%	2.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.72%	1.93%	2.19%	2.11%
Portfolio turnover	192%	161%	140%	142%	159%
[1] Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2] Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP BlackRock Scientific Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock Scientific AllocationFund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Scientific Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Scientific Allocation Fund  (the “Fund”) is to seek to provide total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.31%	0.31%
Total Annual Fund Operating Expenses	1.06%	1.31%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.33%)	(0.33%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.73%	0.98%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[3] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 75	$304	$551	$1,261
Service Class	$100	$382	$685	$1,547
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 566% of the average value of its portfolio.
LVIP BlackRock Scientific Allocation Fund	1

Principal Investment Strategies
The Fund follows two investment strategies: a target allocation of 50% equity and 50% fixed income. The equity component solely utilizes BlackRock’s Scientific Active Equity MSCI ACWI Alpha Tilts strategy (“Equity Strategy”), while the fixed income strategy solely utilizes BlackRock’s Model Based Core Active Bond strategy (“Bond Strategy”). A new investment into the Fund will be allocated 50% into the Equity Strategy and 50% into the Bond Strategy; however, market movements may shift the Fund’s portfolio allocation over time.  On at least a quarterly basis, the adviser will review the Fund’s portfolio allocation relative to the Fund’s investment objective and strategies and may rebalance the weightings in the portfolio holdings to align with the Fund’s target allocation strategy.
Equity Strategy. The Equity Strategy focuses on delivering consistent and differentiated capital appreciation that is not easily replicated with portfolios based on well known risk factors such as value or momentum.  We source insights from various datasets seeking to identify and capture less well known drivers of market returns.
The Equity Strategy primarily seeks to buy common stock (including both growth and value stocks) and may also invest in preferred stock and convertible securities. The Equity Strategy may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Equity Strategy may invest in securities of any market capitalization.
Securities selected will consist primarily of equity securities of companies with similar characteristics to the companies included in the MSCI All Country World Index that the subadviser (“BlackRock” or “Subadviser”) selects using a proprietary quantitative model. The model is designed to select stocks based on an analysis of a wide range of factors, such as relative value; earnings quality; market sentiment; and thematic insights. BlackRock considers risk parameters in deciding upon the Equity Strategy’s aggregate securities holdings, and factors trading costs into its stock selection process.
The Equity Strategy may use derivatives, including futures, contracts for difference, swap agreements and/or foreign exchange transactions, to manage the risk and return of the Equity Strategy. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts. Derivatives are instruments that have a value based on another instrument, exchange rate or index, including but not limited to the MSCI All Country World Index. The use of futures, contracts for difference, swaps or foreign exchange transactions can be effective in managing the risk and return of the Fund.
Bond Strategy. The Bond Strategy utilizes a scientific and risk controlled process in building a fixed income portfolio. The scientific approach in the process focuses on a systematic approach that ensures the portfolio considers risk and return. Risk controls identify opportunities and balance risk and is ultimately translated into portfolio investments.
The Bond Strategy seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Bond Strategy may invest up to 10% of Bond Strategy’s assets in securities rated below investment grade (“high yield” or “junk” bonds) or bonds determined by the Subadviser to be of similar quality. The Bond Strategy may invest in bonds of any maturity or duration.
The Bond Strategy may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts – referred to as “to be announced” (“TBA”) transactions – on a regular basis.
The Bond Strategy may use derivatives, such as futures contracts, options and various other instruments. The Bond Strategy may also invest in derivatives based on foreign currencies. In addition, the Bond Strategy may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (“hedge”), although the Bond Strategy is not required to hedge.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
2	LVIP BlackRock Scientific Allocation Fund

•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the
LVIP BlackRock Scientific Allocation Fund	3

price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
Effective May 1, 2017, the Fund changed its investment strategy in an effort to improve the Fund’s investment performance. Effective June 15, 2009, the Fund changed its investment strategy in connection with a reorganization where shareholders of the Delaware VIP Balanced Series became shareholders of the Fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2009 at: 13.18%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (10.62%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP BlackRock Scientific Allocation Fund – Standard Class	14.33%	7.17%	5.09%
LVIP BlackRock Scientific Allocation Fund – Service Class	14.04%	6.90%	4.99%
MSCI All Country World Index (net dividends) (reflects no deductions for fees, expenses or taxes)	23.97%	10.80%	4.65%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
LVIP BlackRock Scientific Allocation Composite* (reflects no deductions for fees, expenses or taxes)	13.42%	6.48%	4.81%
*	The LVIP BlackRock Scientific Allocation Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% MSCI All Country World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index. The LVIP BlackRock Scientific Allocation Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
4	LVIP BlackRock Scientific Allocation Fund

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Portfolio Managers
BlackRock Portfolio Managers	Company Title	Experience with Fund
Raffaele Savi	Managing Director	Since May 2017
Kevin Franklin	Managing Director	Since May 2017
Scott Radell, CFA	Managing Director	Since May 2017
James Mauro	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Scientific Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the LVIP BlackRock Scientific Allocation Fund (formerly, the LVIP Delaware Foundation® Moderate Allocation Fund) (the “Fund”) is to seek to provide total return. The objective is non-fundamental and may be changed without shareholder approval.
The Fund follows two investment strategies: a target allocation of 50% equity and 50% fixed income. The equity component solely utilizes BlackRock’s Scientific Active Equity MSCI ACWI Alpha Tilts strategy (“Equity Strategy”), while the fixed income strategy solely utilizes BlackRock’s Model Based Core Active Bond strategy (“Bond Strategy”). A new investment into the Fund will be allocated 50% into the Equity Strategy and 50% into the Bond Strategy; however, market movements may shift the Fund’s portfolio allocation over time.  On at least a quarterly basis, the adviser will review the Fund’s portfolio allocation relative to the Fund’s investment objective and strategies and may rebalance the weightings in the portfolio holdings to align with the Fund’s target allocation strategy.
Equity Strategy. The Equity Strategy focuses on delivering consistent and differentiated capital appreciation that is not easily replicated with portfolios based on well known risk factors such as value or momentum.  We source insights from various datasets seeking to identify and capture less well known drivers of market returns.
The Equity Strategy primarily seeks to buy common stock (including both growth and value stocks) and may also invest in preferred stock and convertible securities. The Strategy may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Equity Strategy may invest in securities of any market capitalization.
Equity securities include securities representing shares of ownership of a corporation (“common stock”), preferred stock, securities convertible into common stock and securities or other instruments, the price of which is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.
Securities selected will consist primarily of equity securities of companies with similar characteristics to the companies included in the MSCI All Country World Index that the subadviser (“BlackRock” or “Subadviser”) selects using a proprietary quantitative model. The model is designed to select stocks based on an analysis of a wide range of factors, such as relative value; earnings quality; market sentiment; and thematic insights. BlackRock considers risk parameters in deciding upon the Equity Strategy’s aggregate securities holdings, and factors trading costs into its stock selection process.
The Equity Strategy may use derivatives, including futures, contracts for difference, swap agreements and/or foreign exchange transactions, to manage the risk and return of the Strategy. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts. Derivatives are instruments that have a value based on another instrument, exchange rate or index, including but not limited to the MSCI All Country World Index. The use of futures, contracts for difference, swaps or foreign exchange transactions can be effective in managing the risk and return of the Fund.
Bond Strategy. The Bond Strategy utilizes a scientific and risk controlled process in building a fixed income portfolio. The scientific approach in the process focuses on a systematic approach that ensures the portfolio considers risk and return. Risk controls identify opportunities and balance risk and is ultimately translated into portfolio investments.
Fixed-income securities in the Bond Strategy may include: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Bond Strategy may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Bond Strategy seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Bond Strategy may invest up to 10% of the Bond Strategy assets in securities rated below investment grade (“high yield” or “junk” bonds) or bonds determined by the Subadviser to be of similar quality. The Bond Strategy may invest in bonds of any maturity or duration.
The Bond Strategy may invest a significant portion of its assets in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts – referred to as “to be announced” (“TBA”) transactions – on a regular basis.
The Bond Strategy may use derivatives, such as futures contracts, options and various other instruments. The Bond Strategy may also invest in derivatives based on foreign currencies. In addition, the Bond Strategy may use derivatives and short sales to enhance returns as part of an overall investment strategy or to offset a potential decline in the value of other holdings (“hedge”), although the Bond Strategy is not required to hedge.
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In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
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The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of
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assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.65% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
BlackRock Portfolio Managers	Raffaele Savi and Kevin Franklin are responsible for the day-to-day management of the portion of the Fund's assets allocated to the Equity Strategy. Scott Radell, CFA, and James Mauro are responsible for the day-to-day management of the portion of the Fund's assets allocated to the Bond Strategy.
Raffaele Savi, Managing Director, is Co-CIO of Active Equity and Co-Head of Scientific Active Equity (SAE). He is responsible for BlackRock's North American, European, and Developed Market Equity Strategies. Prior to moving to his current role in 2010, Mr. Savi was the investment lead for the US Equity team within the SAE group. His service with the firm dates back to 2006, including his years with Barclay's Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was global head of portfolio management for active equities. Previously, he was head of investments for European active equities. His industry experience includes serving as board member and advisor to several pension funds and investment companies. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997.
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Kevin Franklin, Managing Director, is a member of BlackRock's Scientific Active Equity Investment group. He is responsible for BlackRock's Global Equity Strategies. Mr. Franklin rejoined the firm in 2010, building on five prior years of service with Barclays Global Investors (BGI), which merged with BlackRock in 2009. He joined BlackRock after a year as head of Automated Trading at Marble Bar Asset Management in London, where he was responsible for MBAM's European systematic equity long-short product. Prior to joining BGI, Mr. Franklin was a portfolio manager and trader at Horizon Asset Limited. Mr. Franklin earned a B.S. degree in applied physics and history from the California Institute of Technology in 2000.
Scott Radell, CFA, Managing Director, is the Head of San Francisco Portfolio Solutions Group within Global Fixed Income, responsible for the management and oversight of all the Americas Index, iShares, and model based active fixed income funds. His service with the firm dates back to 2003, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Before founding the Portfolio Solutions Group, he was a portfolio manager responsible for BGI's active investment grade long-only and long/short cross-over portfolios. Prior to joining BGI, he served for over seven years as an analyst for corporate bond and commercial mortgage backed securities for Morgan Stanley Investment Management. Mr. Radell earned a B.A. degree in quantitative economics and decision sciences from the University of California at San Diego in 1992.
James Mauro, Managing Director, is a member of the North America Portfolio Solutions Group within Global Fixed Income. Mr. Mauro is responsible for overseeing portfolio management and construction of all US based Government, Mortgage Backed and Emerging Market portfolios. He also focuses on risk budgeting and implementation of active risk across Multi-Sector portfolios. Prior to joining BlackRock in 2010, he was Head of Active U.S. based Government and Inflation strategies with State Street Global Advisors. Mr. Mauro earned a BS degree in business finance from Saint Michaels College in 1992 and an MBA from Boston University in 1997.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
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The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock Scientific Allocation Fund Standard Class
	Year Ended
	12/31/2017 [1]	12/31/2016	12/31/2015	12/31/2014 [2]	12/31/2013
Net asset value, beginning of period	$ 14.235	$14.606	$ 15.631	$ 15.878	$ 14.477
Income (loss) from investment operations:
Net investment income[3]	0.254	0.223	0.281	0.325	0.295
Net realized and unrealized gain (loss)	1.771	0.456	(0.468)	0.409	1.746
Total from investment operations	2.025	0.679	(0.187)	0.734	2.041
Less dividends and distributions from:
Net investment income	(0.327)	(0.275)	(0.336)	(0.325)	(0.290)
Net realized gain	(0.751)	(0.775)	(0.502)	(0.656)	(0.350)
Total dividends and distributions	(1.078)	(1.050)	(0.838)	(0.981)	(0.640)
Net asset value, end of period	$ 15.182	$14.235	$ 14.606	$ 15.631	$ 15.878
Total return[4]	14.33%	4.65%	(1.15%)	4.63%	14.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 70,230	$82,784	$ 91,928	$102,477	$103,403
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	0.98%	1.00%	0.94%	1.00%
Ratio of net investment income to average net assets	1.68%	1.52%	1.79%	2.01%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.27%	1.52%	1.80%	1.65%
Portfolio turnover	566%	148%	124%	117%	163%
[1] Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund's sub-adviser.
[2] Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
14

	LVIP BlackRock Scientific Allocation Fund Service Class
	Year Ended
	12/31/2017 [1]	12/31/2016	12/31/2015	12/31/2014 [2]	12/31/2013
Net asset value, beginning of period	$ 14.580	$14.938	$ 15.966	$16.198	$ 14.761
Income (loss) from investment operations:
Net investment income[3]	0.222	0.190	0.246	0.290	0.262
Net realized and unrealized gain (loss)	1.812	0.464	(0.476)	0.418	1.777
Total from investment operations	2.034	0.654	(0.230)	0.708	2.039
Less dividends and distributions from:
Net investment income	(0.288)	(0.237)	(0.296)	(0.284)	(0.252)
Net realized gain	(0.751)	(0.775)	(0.502)	(0.656)	(0.350)
Total dividends and distributions	(1.039)	(1.012)	(0.798)	(0.940)	(0.602)
Net asset value, end of period	$ 15.575	$14.580	$ 14.938	$15.966	$ 16.198
Total return[4]	14.04%	4.38%	(1.39%)	4.38%	13.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 15,298	$11,863	$ 9,197	$ 7,534	$ 5,234
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.23%	1.25%	1.19%	1.25%
Ratio of net investment income to average net assets	1.43%	1.27%	1.54%	1.76%	1.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.11%	1.02%	1.27%	1.55%	1.40%
Portfolio turnover	566%	148%	124%	117%	163%
[1] Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund's sub-adviser.
[2] Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Conservative Index Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Conservative Index Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Conservative Index Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Conservative Index Allocation Fund (the “Fund”) is to seek a high level of current income, with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.30%	0.30%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.65%	0.90%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.50%	0.75%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$51	$194	$349	$ 800
Service Class	$77	$273	$486	$1,098
LVIP SSGA Conservative Index Allocation Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a fund of funds structure, investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that invest primarily in fixed income securities (bonds), and approximately 40% of its assets in underlying funds that primarily invest in equity securities (stocks). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), and exchange-traded funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic fixed income securities (bonds), including U.S. treasuries, mortgage-backed securities and inflation-indexed bonds, with a smaller percentage of assets allocated to domestic and foreign equity securities (stocks) with growth and value styles. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
2	LVIP SSGA Conservative Index Allocation Fund

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA Conservative Index Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 4.77%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (5.08%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Conservative Index Allocation Fund – Standard Class	10.72%	5.19%	5.79%
LVIP SSGA Conservative Index Allocation Fund – Service Class	10.44%	4.93%	5.52%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.03%
Conservative Index Allocation Composite* (reflects no deductions for fees, expenses or taxes)	11.22%	5.80%	6.53%
The Conservative Index Allocation Composite, an unmanaged index complied by the Fund's adviser, is constructed as follows:  50% Bloomberg Barclays U.S. Aggregate Bond Index, 17% S&P 500® Index, 14% MSCI EAFE® NR Index, 10% Bloomberg Barclays U.S. TIPS Index, 4% MSCI Emerging Markets NR Index, 3% S&P MidCap 400® Index, and 2% Russell 2000® Index. The Conservative Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Conservative Index Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Conservative Index Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other mutual funds (“underlying funds”) that invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in fixed income securities (bonds), and approximately 40% of its assets in underlying funds that primarily invest in equity securities (stocks). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e., index funds), and exchange-traded funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic fixed income securities (bonds) including, U.S. treasuries, mortgage-backed securities and inflation-indexed bonds, with a smaller percentage of assets allocated to domestic and foreign equity securities (stocks) with growth and value styles. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund as defined as such by the MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
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For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.117	$11.876	$ 12.260	$11.996	$11.404
Income (loss) from investment operations:
Net investment income[1]	0.287	0.261	0.244	0.225	0.188
Net realized and unrealized gain (loss)	1.011	0.333	(0.359)	0.342	0.587
Total from investment operations	1.298	0.594	(0.115)	0.567	0.775
Less dividends and distributions from:
Net investment income	(0.288)	(0.262)	(0.250)	(0.223)	(0.183)
Net realized gain	(0.037)	(0.091)	(0.019)	(0.080)	—
Total dividends and distributions	(0.325)	(0.353)	(0.269)	(0.303)	(0.183)
Net asset value, end of period	$ 13.090	$12.117	$ 11.876	$12.260	$11.996
Total return[2]	10.72%	5.01%	(0.94%)	4.73%	6.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,018	$20,170	$ 13,664	$11,603	$ 7,043
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.34%	0.33%	0.33%	0.34%	0.38%
Ratio of net investment income to average net assets	2.24%	2.13%	1.97%	1.82%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	2.00%	1.84%	1.68%	1.41%
Portfolio turnover	15%	18%	22%	16%	39%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.115	$11.875	$ 12.258	$11.995	$11.404
Income (loss) from investment operations:
Net investment income[1]	0.254	0.229	0.213	0.194	0.157
Net realized and unrealized gain (loss)	1.010	0.334	(0.358)	0.341	0.588
Total from investment operations	1.264	0.563	(0.145)	0.535	0.745
Less dividends and distributions from:
Net investment income	(0.256)	(0.232)	(0.219)	(0.192)	(0.154)
Net realized gain	(0.037)	(0.091)	(0.019)	(0.080)	—
Total dividends and distributions	(0.293)	(0.323)	(0.238)	(0.272)	(0.154)
Net asset value, end of period	$ 13.086	$12.115	$ 11.875	$12.258	$11.995
Total return[2]	10.44%	4.74%	(1.19%)	4.46%	6.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 79,324	$75,725	$ 69,586	$65,920	$61,760
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.59%	0.58%	0.58%	0.59%	0.63%
Ratio of net investment income to average net assets	1.99%	1.88%	1.72%	1.57%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.75%	1.59%	1.43%	1.16%
Portfolio turnover	15%	18%	22%	16%	39%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Conservative Structured Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Conservative Structured Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Conservative Structured Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Conservative Structured Allocation Fund (the “Fund”) is to seek a high level of current income, with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.33%	0.33%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.65%	0.90%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.55%	0.80%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$56	$199	$353	$ 803
Service Class	$82	$278	$490	$1,101
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
LVIP SSGA Conservative Structured Allocation Fund	1

Principal Investment Strategies
The Fund operates under a fund of funds structure, investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in fixed income securities (bonds), and approximately 40% of its assets in underlying funds that primarily invest in equity securities (stocks). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), funds that employ a rules-based strategy, and exchange-traded funds (“ETFs”), including underlying funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities, and inflation-indexed bonds, with a smaller percentage of assets allocated to domestic and foreign equity securities (stocks), including stocks of small and medium-cap companies, with growth and value styles. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
2	LVIP SSGA Conservative Structured Allocation Fund

•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA Conservative Structured Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 4.45%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (4.94%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Conservative Structured Allocation Fund – Standard Class	9.70%	5.38%	5.77%
LVIP SSGA Conservative Structured Allocation Fund – Service Class	9.43%	5.12%	5.51%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.03%
Conservative Structured Allocation Composite* (reflects no deductions for fees, expenses or taxes)	11.22%	5.80%	6.53%
*	The Conservative Structured Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 17% S&P 500® Index, 14% MSCI EAFE® NR Index, 10% Bloomberg Barclays U.S. TIPS Index, 4% MSCI Emerging Markets NR Index, 3% S&P MidCap 400® Index, and 2% Russell 2000® Index. The Conservative Structured Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Conservative Structured Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Conservative Structured Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other mutual funds (“underlying funds”) that invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in fixed income securities (bonds), and approximately 40% of its assets in underlying funds that primarily invest in equity securities (stocks). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), funds that employ a rules-based strategy, and exchange-traded funds (“ETFs”), including underlying funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities, and inflation-indexed bonds, with a smaller percentage of assets allocated to domestic and foreign equity securities (stocks), including stocks of small and medium-cap companies, with growth and value styles. The foreign equity securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the international Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time
Exchange-Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
6

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
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Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These
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actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
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Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
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If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Conservative Structured Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$11.489	$11.265	$ 11.877	$11.682	$11.138
Income (loss) from investment operations:
Net investment income[1]	0.286	0.259	0.247	0.234	0.190
Net realized and unrealized gain (loss)	0.826	0.509	(0.468)	0.412	0.597
Total from investment operations	1.112	0.768	(0.221)	0.646	0.787
Less dividends and distributions from:
Net investment income	(0.411)	(0.265)	(0.310)	(0.296)	(0.239)
Net realized gain	(0.136)	(0.279)	(0.081)	(0.155)	(0.004)
Total dividends and distributions	(0.547)	(0.544)	(0.391)	(0.451)	(0.243)
Net asset value, end of period	$12.054	$11.489	$ 11.265	$11.877	$11.682
Total return[2]	9.70%	6.84%	(1.86%)	5.54%	7.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,372	$13,873	$ 9,094	$ 8,095	$ 3,846
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.29%	0.29%	0.30%
Ratio of net investment income to average net assets	2.37%	2.23%	2.07%	1.93%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.27%	2.13%	1.97%	1.83%	1.54%
Portfolio turnover	12%	17%	22%	16%	15%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA Conservative Structured Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.487	$ 11.264	$ 11.875	$ 11.681	$ 11.138
Income (loss) from investment operations:
Net investment income[1]	0.255	0.229	0.217	0.203	0.160
Net realized and unrealized gain (loss)	0.825	0.509	(0.466)	0.412	0.597
Total from investment operations	1.080	0.738	(0.249)	0.615	0.757
Less dividends and distributions from:
Net investment income	(0.380)	(0.236)	(0.281)	(0.266)	(0.210)
Net realized gain	(0.136)	(0.279)	(0.081)	(0.155)	(0.004)
Total dividends and distributions	(0.516)	(0.515)	(0.362)	(0.421)	(0.214)
Net asset value, end of period	$ 12.051	$ 11.487	$ 11.264	$ 11.875	$ 11.681
Total return[2]	9.43%	6.57%	(2.10%)	5.27%	6.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,858	$194,743	$186,076	$202,181	$199,373
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.54%	0.54%	0.55%
Ratio of net investment income to average net assets	2.12%	1.98%	1.82%	1.68%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.02%	1.88%	1.72%	1.58%	1.29%
Portfolio turnover	12%	17%	22%	16%	15%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) is to seek long-term growth of capital. Current income is not a consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.25%	0.25%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.70%	0.95%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.60%	0.85%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$62	$215	$382	$ 866
Service Class	$87	$294	$518	$1,162
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure with an active allocation strategy. The Fund’s sub-adviser invests substantially all of the Fund’s assets allocated to it in other mutual funds and exchange traded funds (“ETFs”) (collectively, “underlying funds”) which, in turn, invest in equity (stocks), and/or fixed income (bonds) securities. The sub-adviser, under normal circumstances, invests approximately 60% of the Fund’s assets allocated to it in underlying funds which invest primarily in equity securities (stocks) and approximately 40% in underlying funds which invest primarily in fixed income securities (bonds).
The sub-adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. The Fund's investment strategy is to allocate assets in underlying funds that invest in equity securities (stocks), including small- and medium-cap stocks, with growth and value styles. The securities may be foreign equity securities, including emerging market equity securities. Through the investment in underlying funds, the sub-adviser may invest a large percentage of the Fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. A smaller percentage of assets will be allocated to underlying funds that invest in domestic fixed income securities (bonds), including mortgage-backed securities, corporate, government, and inflation-indexed bonds. The underlying funds will include but are not limited to funds that employ a passive investment style (i.e., index funds), rules-based funds, and funds that provide exposure to a specific market sector. The sub-adviser’s allocation to ETFs may range from 30-50%.
On at least an annual basis, the sub-adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The sub-adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation model.
To determine the relative attractiveness of broad asset classes and markets, the sub-adviser's asset allocation models use a disciplined, systematic process. The sub-adviser generates and then combines expected risk and return forecasts for a wide variety of asset classes and reassess value across asset-class and/or countries. This set of resulting forecasts is the primary influence in determining the asset allocation over-weights and under-weights. The sub-adviser uses a structured bottom up, two-step process to evaluate asset classes. First, the sub-adviser evaluates asset classes relative to each other in a risk premium analysis. Second, the sub-adviser expands the asset class evaluation to compare countries within each class.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
2	LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	3

•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 18.31%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (21.69%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy, which was implemented on September 21, 2012 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP SSGA Global Tactical Allocation Managed Volatility Fund – Standard Class	14.82%	5.29%	2.02%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund – Service Class	14.53%	5.03%	1.76%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	4.01%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%
Global Tactical Allocation Composite* (reflects no deductions for fees, expenses or taxes)	15.10%	7.78%	4.11%
*	The Global Tactical Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index. The Global Tactical Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the fund invests. The performance of the Global Tactical Allocation Composite does not reflect the impact of the managed volatility strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2013
Lorne Johnson, PhD	Vice President	Since May 2016
Michael Martel	Managing Director	Since May 2017
Philip Lee, CFA	Vice President	Since May 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP SSGA Global Tactical Allocation Managed Volatility Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. Current income is not a consideration. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure with an active allocation strategy. The Fund’s sub-adviser invests substantially all of the Fund’s assets allocated to it in other mutual funds and exchange traded funds (“ETFs”) (collectively, “underlying funds”) including funds advised by the adviser or sub-adviser which, in turn, invest in equity (stocks), and/or fixed income (bonds) securities. The sub-adviser, under normal circumstances, invests approximately 60% of the Fund’s assets allocated to it in underlying funds which invest primarily in equity securities (stocks) and approximately 40% in underlying funds which invest primarily in fixed income securities (bonds).
The sub-adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. The Fund's investment strategy is to allocate assets in underlying funds that invest in equity securities (stocks), including small- and medium-cap companies, with growth and value styles. The securities may be foreign equity securities, including emerging market equity securities. Through the investment in underlying funds, the sub-adviser may invest a large percentage of the Fund's assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. A smaller percentage of assets will be allocated to underlying funds that invest in domestic fixed income securities (bonds), including mortgage-backed securities, corporate, government, and inflation-indexed bonds. The underlying funds will include but are not limited to funds that employ a passive investment style (i.e., index funds), rules-based funds, and funds that provide exposure to a specific market sector. The sub-adviser’s allocation to ETFs may range from 30-50%.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside the United States. The foreign securities will include securities from emerging market countries. The sub-adviser may invest a large percentage of the Fund's assets in issuers in a single country, a small number of countries, or a particular geographic region.
Fixed Income (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Exchange Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the sub-adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The sub-adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation model.
To determine the relative attractiveness of broad asset classes and markets, the sub-adviser's asset allocation models use a disciplined, systematic process. The sub-adviser generates and then combines expected risk and return forecasts for a wide variety of asset classes and reassess value across asset class and/or countries. This set of resulting forecasts is the primary influence in determining the asset allocation over-weights and under-weights. The sub-adviser uses a structured bottom up, two-step process to evaluate asset classes. First, the sub-adviser evaluates asset classes relative to each other in a risk premium analysis. Second, the sub-adviser expands the asset class evaluation to compare countries within each class.
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Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s subadviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.30% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, and Michael Martel are responsible for the management of the portion of the Fund's assets not allocated to the risk management overlay. Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
15

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.227	$10.841	$ 11.979	$11.784	$10.951
Income (loss) from investment operations:
Net investment income[2]	0.268	0.215	0.220	0.234	0.227
Net realized and unrealized gain (loss)	1.396	0.395	(1.000)	0.236	0.846
Total from investment operations	1.664	0.610	(0.780)	0.470	1.073
Less dividends and distributions from:
Net investment income	(0.497)	(0.224)	(0.358)	(0.275)	(0.240)
Total dividends and distributions	(0.497)	(0.224)	(0.358)	(0.275)	(0.240)
Net asset value, end of period	$ 12.394	$11.227	$ 10.841	$11.979	$11.784
Total return[3]	14.82%	5.62%	(6.52%)	3.97%	9.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 50,670	$47,250	$ 46,949	$49,090	$45,331
Ratio of expenses to average net assets[4]	0.34%	0.33%	0.33%	0.34%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.44%	0.43%	0.43%	0.44%	0.33%
Ratio of net investment income to average net assets	2.22%	1.94%	1.86%	1.94%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	1.84%	1.76%	1.84%	1.96%
Portfolio turnover	41%	64%	58%	53%	70%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.227	$ 10.843	$ 11.978	$ 11.784	$ 10.953
Income (loss) from investment operations:
Net investment income[2]	0.237	0.187	0.190	0.204	0.198
Net realized and unrealized gain (loss)	1.395	0.393	(0.996)	0.234	0.845
Total from investment operations	1.632	0.580	(0.806)	0.438	1.043
Less dividends and distributions from:
Net investment income	(0.467)	(0.196)	(0.329)	(0.244)	(0.212)
Total dividends and distributions	(0.467)	(0.196)	(0.329)	(0.244)	(0.212)
Net asset value, end of period	$ 12.392	$ 11.227	$ 10.843	$ 11.978	$ 11.784
Total return[3]	14.53%	5.36%	(6.75%)	3.71%	9.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$960,694	$919,852	$953,130	$973,809	$807,031
Ratio of expenses to average net assets[4]	0.59%	0.58%	0.58%	0.59%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.69%	0.68%	0.68%	0.69%	0.58%
Ratio of net investment income to average net assets	1.97%	1.69%	1.61%	1.69%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.59%	1.51%	1.59%	1.71%
Portfolio turnover	41%	64%	58%	53%	70%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP SSGA Moderate Index Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Moderate Index Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Moderate Index Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Moderate Index Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.30%	0.30%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.61%	0.86%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.51%	0.76%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$52	$184	$329	$ 749
Service Class	$77	$263	$465	$1,048
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
LVIP SSGA Moderate Index Allocation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e index funds), and Exchange-Traded Funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including stocks of small and medium-cap companies, with growth and value styles, with a smaller percentage of assets allocated to domestic fixed income securities (bonds) including U.S. treasuries, mortgage-backed securities and inflation-indexed bonds. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
2	LVIP SSGA Moderate Index Allocation Fund

•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA Moderate Index Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 7.15%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (9.62%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Moderate Index Allocation Fund – Standard Class	14.55%	7.16%	7.33%
LVIP SSGA Moderate Index Allocation Fund – Service Class	14.27%	6.90%	7.07%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.03%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.11%
Moderate Index Allocation Composite* (reflects no deductions for fees, expenses or taxes)	15.06%	7.78%	8.25%
*	The Moderate Index Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 24% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays U.S. TIPS Index, 6% S&P MidCap 400® Index, 6% MSCI Emerging Markets NR Index, and 4% Russell 2000® Index. The Moderate Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Moderate Index Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Moderate Index Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), and Exchange-Traded Funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy is based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including stocks of small and medium-cap companies, with growth and value styles, with a smaller percentage of assets allocated to domestic fixed income securities (bonds) including U.S. treasuries, mortgage backed securities and inflation-indexed bonds. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
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In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
12

For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.119	$12.703	$ 13.159	$12.905	$ 11.638
Income (loss) from investment operations:
Net investment income[1]	0.311	0.287	0.246	0.251	0.190
Net realized and unrealized gain (loss)	1.597	0.556	(0.440)	0.319	1.260
Total from investment operations	1.908	0.843	(0.194)	0.570	1.450
Less dividends and distributions from:
Net investment income	(0.313)	(0.273)	(0.236)	(0.272)	(0.183)
Net realized gain	(0.055)	(0.154)	(0.026)	(0.044)	—
Total dividends and distributions	(0.368)	(0.427)	(0.262)	(0.316)	(0.183)
Net asset value, end of period	$ 14.659	$13.119	$ 12.703	$13.159	$ 12.905
Total return[2]	14.55%	6.65%	(1.48%)	4.41%	12.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$122,827	$81,080	$ 51,915	$32,003	$ 11,835
Ratio of expenses to average net assets[3]	0.20%	0.19%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.29%	0.29%	0.31%
Ratio of net investment income to average net assets	2.20%	2.20%	1.85%	1.88%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	2.10%	1.75%	1.78%	1.42%
Portfolio turnover	11%	10%	17%	9%	20%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.116	$ 12.702	$ 13.156	$ 12.903	$ 11.638
Income (loss) from investment operations:
Net investment income[1]	0.275	0.253	0.213	0.216	0.158
Net realized and unrealized gain (loss)	1.595	0.555	(0.438)	0.320	1.259
Total from investment operations	1.870	0.808	(0.225)	0.536	1.417
Less dividends and distributions from:
Net investment income	(0.278)	(0.240)	(0.203)	(0.239)	(0.152)
Net realized gain	(0.055)	(0.154)	(0.026)	(0.044)	—
Total dividends and distributions	(0.333)	(0.394)	(0.229)	(0.283)	(0.152)
Net asset value, end of period	$ 14.653	$ 13.116	$ 12.702	$ 13.156	$ 12.903
Total return[2]	14.27%	6.37%	(1.71%)	4.15%	12.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$255,446	$221,867	$207,474	$206,432	$187,311
Ratio of expenses to average net assets[3]	0.45%	0.44%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.54%	0.54%	0.56%
Ratio of net investment income to average net assets	1.95%	1.95%	1.60%	1.63%	1.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.85%	1.50%	1.53%	1.17%
Portfolio turnover	11%	10%	17%	9%	20%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Moderate Structured Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Moderate Structured Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Moderate Structured Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Moderate Structured Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.33%	0.33%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.64%	0.89%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.54%	0.79%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$55	$195	$347	$ 789
Service Class	$81	$274	$483	$1,087
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
LVIP SSGA Moderate Structured Allocation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), funds that employ a rules-based strategy, and exchange-traded funds (“ETFs”), including underlying funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including stocks of small and medium-cap companies, with growth and value styles, A smaller percentage of assets will be allocated to underlying funds that invest in domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage-backed securities and inflation-indexed bonds.
The foreign equity securities may include securities of companies in emerging market countries. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
2	LVIP SSGA Moderate Structured Allocation Fund

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA Moderate Structured Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 6.64%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (9.30%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Moderate Structured Allocation Fund – Standard Class	13.15%	7.45%	7.32%
LVIP SSGA Moderate Structured Allocation Fund – Service Class	12.86%	7.19%	7.05%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.03%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.11%
Moderate Structured Allocation Composite* (reflects no deductions for fees, expenses or taxes)	15.06%	7.78%	8.25%
*	The Moderate Structured Allocation Composite, an index compiled by the Fund's adviser, is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 24% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays U.S. TIPS Index, 6% S&P MidCap 400® Index, 6% MSCI Emerging Markets NR Index, and 4% Russell 2000® Index. The Moderate Structured Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Moderate Structured Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Moderate Structured Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in other mutual funds (“underlying funds”) that invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), funds that employ a rules-based strategy, and exchange-traded funds (“ETFs”), including underlying funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocated a large percentage of assets in domestic and foreign equity securities (stocks), including small and medium-cap companies with growth and value styles. A smaller percentage of assets will be allocated to underlying funds that invest in domestic fixed income securities (bonds) including, U.S. treasuries, mortgage-backed securities, and inflation-indexed bonds. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
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The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
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While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Moderate Structured Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.285	$11.863	$ 12.650	$12.426	$ 11.276
Income (loss) from investment operations:
Net investment income[1]	0.315	0.274	0.264	0.259	0.237
Net realized and unrealized gain (loss)	1.293	0.816	(0.603)	0.432	1.205
Total from investment operations	1.608	1.090	(0.339)	0.691	1.442
Less dividends and distributions from:
Net investment income	(0.518)	(0.286)	(0.360)	(0.352)	(0.283)
Net realized gain	(0.213)	(0.382)	(0.088)	(0.115)	(0.009)
Total dividends and distributions	(0.731)	(0.668)	(0.448)	(0.467)	(0.292)
Net asset value, end of period	$ 13.162	$12.285	$ 11.863	$12.650	$ 12.426
Total return[2]	13.15%	9.27%	(2.69%)	5.56%	12.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 93,340	$70,035	$ 52,020	$39,714	$ 21,706
Ratio of expenses to average net assets[3]	0.20%	0.18%	0.17%	0.17%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.28%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	2.41%	2.24%	2.08%	2.02%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	2.14%	1.98%	1.92%	1.86%
Portfolio turnover	11%	12%	17%	10%	16%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA Moderate Structured Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.280	$ 11.859	$ 12.646	$ 12.423	$ 11.274
Income (loss) from investment operations:
Net investment income[1]	0.282	0.242	0.232	0.226	0.205
Net realized and unrealized gain (loss)	1.290	0.817	(0.603)	0.432	1.206
Total from investment operations	1.572	1.059	(0.371)	0.658	1.411
Less dividends and distributions from:
Net investment income	(0.485)	(0.256)	(0.328)	(0.320)	(0.253)
Net realized gain	(0.213)	(0.382)	(0.088)	(0.115)	(0.009)
Total dividends and distributions	(0.698)	(0.638)	(0.416)	(0.435)	(0.262)
Net asset value, end of period	$ 13.154	$ 12.280	$ 11.859	$ 12.646	$ 12.423
Total return[2]	12.86%	9.01%	(2.95%)	5.29%	12.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$860,665	$817,187	$805,329	$886,843	$922,379
Ratio of expenses to average net assets[3]	0.45%	0.43%	0.42%	0.42%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.53%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	2.16%	1.99%	1.83%	1.77%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	1.89%	1.73%	1.67%	1.62%
Portfolio turnover	11%	12%	17%	10%	16%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Moderately Aggressive Index Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Moderately Aggressive Index Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Moderately Aggressive Index Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund (the “Fund”) is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.30%	0.30%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.61%	0.86%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.51%	0.76%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$52	$186	$331	$ 755
Service Class	$78	$265	$468	$1,054
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
LVIP SSGA Moderately Aggressive Index Allocation Fund	1

Principal Investment Strategies
The Fund operates under a fund of funds structure, investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 70% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), and exchange-traded funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks) with growth and value styles including stocks of small- and medium-cap companies, with a smaller percentage of assets allocated to domestic fixed income securities (bonds) including mortgage-backed securities. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
2	LVIP SSGA Moderately Aggressive Index Allocation Fund

•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA Moderately Aggressive Index Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 8.32%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (11.98%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Moderately Aggressive Index Allocation Fund – Standard Class	16.97%	8.00%	7.89%
LVIP SSGA Moderately Aggressive Index Allocation Fund – Service Class	16.67%	7.73%	7.62%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.11%
Moderately Aggressive Index Allocation Composite* (reflects no deductions for fees, expenses or taxes)	17.47%	8.63%	8.87%
*	The Moderately Aggressive Index Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 26% S&P 500® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, and 5% Bloomberg Barclays U.S. TIPS Index. The Moderately Aggressive Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Moderately Aggressive Index Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Moderately Aggressive Index Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances invests approximately 70% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), and exchange-traded funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks) with growth and value styles, including stocks of small- and medium-cap companies, with a smaller percentage of assets allocated to domestic fixed income securities (bonds). The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Small-Cap Stocks: Small-Cap companies are companies whose market capitalizations are lower than $1 billion.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
6

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of
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assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
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Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This
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makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.311	$12.833	$ 13.380	$13.192	$ 11.654
Income (loss) from investment operations:
Net investment income[1]	0.313	0.291	0.258	0.259	0.197
Net realized and unrealized gain (loss)	1.944	0.652	(0.529)	0.272	1.528
Total from investment operations	2.257	0.943	(0.271)	0.531	1.725
Less dividends and distributions from:
Net investment income	(0.314)	(0.283)	(0.250)	(0.291)	(0.187)
Net realized gain	(0.063)	(0.182)	(0.026)	(0.052)	—
Total dividends and distributions	(0.377)	(0.465)	(0.276)	(0.343)	(0.187)
Net asset value, end of period	$ 15.191	$13.311	$ 12.833	$13.380	$ 13.192
Total return[2]	16.97%	7.37%	(2.04%)	4.01%	14.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141,716	$97,140	$ 66,606	$42,380	$ 19,904
Ratio of expenses to average net assets[3]	0.21%	0.19%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.29%	0.29%	0.29%	0.31%
Ratio of net investment income to average net assets	2.16%	2.21%	1.91%	1.91%	1.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	2.11%	1.81%	1.81%	1.45%
Portfolio turnover	10%	10%	20%	12%	27%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.291	$ 12.815	$ 13.361	$ 13.174	$ 11.640
Income (loss) from investment operations:
Net investment income[1]	0.275	0.257	0.224	0.224	0.163
Net realized and unrealized gain (loss)	1.938	0.652	(0.528)	0.272	1.527
Total from investment operations	2.213	0.909	(0.304)	0.496	1.690
Less dividends and distributions from:
Net investment income	(0.277)	(0.251)	(0.216)	(0.257)	(0.156)
Net realized gain	(0.063)	(0.182)	(0.026)	(0.052)	—
Total dividends and distributions	(0.340)	(0.433)	(0.242)	(0.309)	(0.156)
Net asset value, end of period	$ 15.164	$ 13.291	$ 12.815	$ 13.361	$ 13.174
Total return[2]	16.67%	7.11%	(2.28%)	3.75%	14.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$204,497	$177,056	$168,948	$176,575	$169,949
Ratio of expenses to average net assets[3]	0.46%	0.44%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.54%	0.54%	0.54%	0.56%
Ratio of net investment income to average net assets	1.91%	1.96%	1.66%	1.66%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.86%	1.56%	1.56%	1.20%
Portfolio turnover	10%	10%	20%	12%	27%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Moderately Aggressive Structured Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Moderately Aggressive Structured Allocation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Moderately Aggressive Structured Allocation Fund (the “Fund”) is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.34%	0.34%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.65%	0.90%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.55%	0.80%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$56	$198	$353	$ 803
Service Class	$82	$277	$489	$1,100
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
LVIP SSGA Moderately Aggressive Structured Allocation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 70% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), funds that employ a rules-based strategy, and exchange-traded funds (“ETFs”), including underlying funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including securities of small and medium cap companies, with growth and value styles. A smaller percentage of assets will be allocated to underlying funds that invest in domestic fixed income securities (bonds) including U.S. Treasury securities, mortgage-backed securities and inflation-indexed bonds. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
2	LVIP SSGA Moderately Aggressive Structured Allocation Fund

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA Moderately Aggressive Structured Allocation Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 7.80%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (11.77%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Moderately Aggressive Structured Allocation Fund – Standard Class	14.89%	8.23%	8.06%
LVIP SSGA Moderately Aggressive Structured Allocation Fund – Service Class	14.61%	7.97%	7.79%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	15.11%
Moderately Aggressive Structured Allocation Composite* (reflects no deductions for fees, expenses or taxes)	17.47%	8.63%	8.87%
*	The Moderately Aggressive Structured Allocation Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 26% S&P 500® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, and 5% Bloomberg Barclays U.S. TIPS Index. The Moderately Aggressive Structured Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Moderately Aggressive Structured Allocation Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Moderately Aggressive Structured Allocation Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other mutual funds (“underlying funds”) that invest in equity (stocks) and/or fixed income (bonds) securities. The Fund, under normal circumstances, invests approximately 70% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 30% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e. index funds), funds that employ a rules-based strategy, and exchange-traded funds (“ETFs”), including underlying funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks) with growth and value styles, including securities of small and medium cap companies. A smaller percentage of assets will be allocated to underling funds that invest in domestic fixed income securities (bonds), including U.S. Treasury securities, mortgage backed securities, and inflation-indexed bonds. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Descriptions of the investments of the underlying funds within each asset class are listed below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Small-Cap Stocks: Small-Cap companies are companies whose market capitalizations are lower than $1 billion.
Fixed Income Investments (bonds): Domestic investment grade bonds include U.S. Treasury, agency, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.
Mortgage-Backed Securities: Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a pool of mortgages and direct interests in an underlying pool of mortgages.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The countries included in this definition will change over time.
Exchange-Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of indexing with the trading flexibility and continual pricing of individual stocks and bonds.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
6

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
7

Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
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In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
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For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.567	$ 12.036	$ 12.945	$12.803	$ 11.407
Income (loss) from investment operations:
Net investment income[1]	0.333	0.291	0.300	0.292	0.225
Net realized and unrealized gain (loss)	1.531	0.957	(0.749)	0.385	1.501
Total from investment operations	1.864	1.248	(0.449)	0.677	1.726
Less dividends and distributions from:
Net investment income	(0.558)	(0.300)	(0.403)	(0.385)	(0.301)
Net realized gain	(0.227)	(0.417)	(0.057)	(0.150)	(0.029)
Total dividends and distributions	(0.785)	(0.717)	(0.460)	(0.535)	(0.330)
Net asset value, end of period	$ 13.646	$ 12.567	$ 12.036	$12.945	$ 12.803
Total return[2]	14.89%	10.48%	(3.48%)	5.28%	15.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 76,979	$ 56,314	$ 37,405	$28,117	$ 14,043
Ratio of expenses to average net assets[3]	0.20%	0.18%	0.18%	0.18%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.28%	0.28%	0.28%	0.29%
Ratio of net investment income to average net assets	2.46%	2.35%	2.31%	2.21%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.25%	2.21%	2.11%	1.72%
Portfolio turnover	12%	15%	15%	12%	15%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.560	$ 12.032	$ 12.940	$ 12.799	$ 11.404
Income (loss) from investment operations:
Net investment income[1]	0.298	0.259	0.267	0.257	0.192
Net realized and unrealized gain (loss)	1.529	0.955	(0.748)	0.386	1.503
Total from investment operations	1.827	1.214	(0.481)	0.643	1.695
Less dividends and distributions from:
Net investment income	(0.524)	(0.269)	(0.370)	(0.352)	(0.271)
Net realized gain	(0.227)	(0.417)	(0.057)	(0.150)	(0.029)
Total dividends and distributions	(0.751)	(0.686)	(0.427)	(0.502)	(0.300)
Net asset value, end of period	$ 13.636	$ 12.560	$ 12.032	$ 12.940	$ 12.799
Total return[2]	14.61%	10.20%	(3.72%)	5.02%	14.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$489,278	$438,523	$425,106	$451,218	$428,859
Ratio of expenses to average net assets[3]	0.45%	0.43%	0.43%	0.43%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.53%	0.53%	0.53%	0.54%
Ratio of net investment income to average net assets	2.21%	2.10%	2.06%	1.96%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.00%	1.96%	1.86%	1.47%
Portfolio turnover	12%	15%	15%	12%	15%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Dimensional U.S. Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional U.S. Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional U.S. Equity Managed Volatility (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.32%	0.32%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.63%	0.88%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$65	$202	$352	$ 788
Service Class	$90	$281	$488	$1,086
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
LVIP Dimensional U.S. Equity Managed Volatility Fund	1

U.S. Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. The underlying funds also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities, including income producing and non-income producing stocks, and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain underlying funds may lend their portfolio securities to generate additional income.
Certain underlying funds purchase a broad and diverse group of securities of U.S. companies with a greater emphasis on small-capitalization and value companies as compared to their representation in the U.S. Universe. The U.S. Universe is generally defined as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange, NYSE MKT LLC, or Nasdaq Global Market® or such other securities exchanges deemed appropriate by an underlying fund’s investment adviser.
Certain underlying funds generally invest in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Under normal circumstances, substantially all of certain underlying funds’ net assets will be invested in the stocks that comprise the S&P 500® Index.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Fund intends to allocate to underlying funds, including, but not limited to the LVIP Dimensional U.S. Core 2 Equity Fund (in an amount initially expected to be 60% of the portion of the Fund’s assets not subject to the overlay) and the Dimensional U.S. Large Company Portfolio (in an amount initially expected to be 40% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
2	LVIP Dimensional U.S. Equity Managed Volatility Fund

•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Dimensional U.S. Equity Managed Volatility Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 12.20%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (8.78%).
The Fund’s performance prior to April 30, 2013 does not reflect the impact of the managed volatility strategy, which was implemented on April 30, 2013 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/2/11)
LVIP Dimensional U.S. Equity Managed Volatility Fund – Standard Class	19.17%	10.60%	9.17%
LVIP Dimensional U.S. Equity Managed Volatility Fund – Service Class	18.87%	10.32%	8.90%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	21.13%	15.58%	12.66%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
4	LVIP Dimensional U.S. Equity Managed Volatility Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Dimensional U.S. Equity Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
U.S. Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. The underlying funds also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities, including income producing and non-income producing stocks, and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain underlying funds may lend their portfolio securities to generate additional income.
Certain underlying funds purchase a broad and diverse group of securities of U.S. companies with a greater emphasis on small-capitalization and value companies as compared to their representation in the U.S. Universe. The U.S. Universe is generally defined as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange, NYSE MKT LLC, or Nasdaq Global Market® or such other securities exchanges deemed appropriate by an underlying fund’s investment adviser.
Certain underlying funds generally invest in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Under normal circumstances, substantially all of certain underlying funds’ net assets will be invested in the stocks that comprise the S&P 500® Index. Certain underlying funds also may lend their portfolio securities to generate additional income. Ordinarily, portfolio companies will not be sold by certain underlying funds except to reflect additions or deletions of the companies that comprise the S&P 500® Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the underlying fund’s shares. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, certain underlying funds may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index. In seeking to approximate the total investment return of the S&P 500® Index, certain underlying funds’ management may also adjust the representation of securities in the underlying fund after considering such securities’ characteristics and other factors the underlying fund’s management determines to be appropriate.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds, including, but not limited to the LVIP Dimensional U.S. Core 2 Equity Fund (in an amount initially expected to be 60% of the portion of the Fund’s assets not subject to the overlay) and the Dimensional U.S. Large Company Portfolio (in an amount initially expected to be 40% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
6

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S., only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
7

Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
8

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.972	$ 12.919	$ 14.157	$13.649	$ 10.715
Income (loss) from investment operations:
Net investment income[2]	0.169	0.180	0.133	0.154	0.165
Net realized and unrealized gain (loss)	2.318	1.181	(1.210)	0.488	2.955
Total from investment operations	2.487	1.361	(1.077)	0.642	3.120
Less dividends and distributions from:
Net investment income	(0.167)	(0.159)	(0.161)	(0.134)	(0.125)
Net realized gain	—	(1.149)	—	—	(0.061)
Total dividends and distributions	(0.167)	(1.308)	(0.161)	(0.134)	(0.186)
Net asset value, end of period	$ 15.292	$ 12.972	$ 12.919	$14.157	$ 13.649
Total return[3]	19.17%	11.13%	(7.61%)	4.70%	29.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 26,961	$ 23,926	$ 20,947	$22,848	$ 15,078
Ratio of expenses to average net assets[4]	0.30%	0.24%	0.18%	0.31%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.32%	0.31%	0.33%
Ratio of net investment income to average net assets	1.20%	1.39%	0.96%	1.11%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.20%	1.33%	0.82%	1.11%	1.30%
Portfolio turnover	6%	41%	108% [5]	26%	15%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
5 As a result of changes in the Fund's investment strategy, the portfolio turnover exceeded 100%.
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	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 12.965	$ 12.915	$ 14.151	$ 13.645	$ 10.714
Income (loss) from investment operations:
Net investment income[2]	0.134	0.147	0.098	0.119	0.133
Net realized and unrealized gain (loss)	2.313	1.178	(1.207)	0.487	2.953
Total from investment operations	2.447	1.325	(1.109)	0.606	3.086
Less dividends and distributions from:
Net investment income	(0.132)	(0.126)	(0.127)	(0.100)	(0.094)
Net realized gain	—	(1.149)	—	—	(0.061)
Total dividends and distributions	(0.132)	(1.275)	(0.127)	(0.100)	(0.155)
Net asset value, end of period	$ 15.280	$ 12.965	$ 12.915	$ 14.151	$ 13.645
Total return[3]	18.87%	10.86%	(7.85%)	4.44%	28.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$741,295	$551,466	$429,217	$356,311	$220,223
Ratio of expenses to average net assets[4]	0.55%	0.49%	0.43%	0.56%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.57%	0.56%	0.58%
Ratio of net investment income to average net assets	0.95%	1.14%	0.71%	0.86%	1.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.95%	1.08%	0.57%	0.86%	1.05%
Portfolio turnover	6%	41%	108% [5]	26%	15%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
5 As a result of changes in the Fund's investment strategy, the portfolio turnover exceeded 100%.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Dimensional International Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional International Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.53%	0.53%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.85%	1.10%
Less Fee Waiver[3]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.81%	1.06%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 83	$268	$469	$1,048
Service Class	$108	$346	$604	$1,339
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
LVIP Dimensional International Equity Managed Volatility Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), one or more of which may be a feeder fund that invests substantially all of its assets in a master fund which invests directly in securities or other investments (and would also be classified as an underlying fund of the Fund). The Fund also seeks to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
International Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities, including income producing and non-income producing stocks, of non-U.S. companies in developed markets. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The underlying funds may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The underlying funds also may use derivatives, such as futures contracts and options on futures contracts for non-U.S. equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain underlying funds may lend their portfolio securities to generate additional income.
Certain underlying funds purchase a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the international universe. For purposes of such underlying funds, the UF Managers define the international universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by management of such underlying funds. Certain underlying funds’ increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of such underlying fund’s assets to the largest growth companies relative to their weight in the international universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Fund intends to allocate to underlying funds, including, but not limited to the LVIP Dimensional International Core Equity Fund (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay) and the DFA International Value Portfolio (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
2	LVIP Dimensional International Equity Managed Volatility Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy.
LVIP Dimensional International Equity Managed Volatility Fund	3

Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 12.50%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (9.23%).
The Fund’s performance prior to April 30, 2013 does not reflect the impact of the managed volatility strategy, which was implemented on April 30, 2013 and that is currently used by the Fund.
4	LVIP Dimensional International Equity Managed Volatility Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/2/11)
LVIP Dimensional International Equity Managed Volatility Fund – Standard Class	26.16%	5.64%	3.35%
LVIP Dimensional International Equity Managed Volatility Fund – Service Class	25.84%	5.37%	3.09%
MSCI All Country World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	27.19%	6.80%	3.91%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Dimensional International Equity Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), one or more of which may be a feeder fund that invests substantially all of its assets in a master fund which invests directly in securities or other investments (and would also be classified as an underlying fund of the Fund). The Fund also seeks to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
International Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities, including income producing and non-income producing stocks, of non-U.S. companies in developed markets. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The underlying funds may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The underlying funds also may use derivatives, such as futures contracts and options on futures contracts for non-U.S. equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Certain underlying funds may lend their portfolio securities to generate additional income.
Certain underlying funds use a market capitalization weighted approach to purchase securities of large non-U.S. companies in countries with developed markets that the portfolio managers of the underlying fund (“UF Managers”) determine to be value stocks. In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in such underlying funds. The UF Managers of certain underlying funds may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and profitability, as well as other factors that such UF Managers determine to be appropriate, given market conditions. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing profitability, certain UF Managers may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
Certain underlying funds purchase a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the international universe. For purposes of such underlying funds, the UF Managers define the international universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by management of such underlying funds. Certain underlying funds’ increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of such underlying fund’s assets to the largest growth companies relative to their weight in the international universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds, including, but not limited to the LVIP Dimensional International Core Equity Fund (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay) and the DFA International Value Portfolio (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility
6

sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
7

Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
8

Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
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Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.21% of the Fund's average net assets).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
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Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.760	$ 8.941	$ 9.403	$ 10.391	$ 9.202
Income (loss) from investment operations:
Net investment income[2]	0.220	0.215	0.089	0.270	0.246
Net realized and unrealized gain (loss)	2.070	(0.047)	(0.461)	(1.048)	1.142
Total from investment operations	2.290	0.168	(0.372)	(0.778)	1.388
Less dividends and distributions from:
Net investment income	(0.230)	(0.206)	(0.090)	(0.210)	(0.187)
Net realized gain	—	(0.143)	—	—	(0.012)
Total dividends and distributions	(0.230)	(0.349)	(0.090)	(0.210)	(0.199)
Net asset value, end of period	$ 10.820	$ 8.760	$ 8.941	$ 9.403	$ 10.391
Total return[3]	26.16%	1.97%	(3.97%)	(7.50%)	15.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 19,908	$16,599	$ 16,022	$ 33,237	$ 34,646
Ratio of expenses to average net assets[4]	0.27%	0.22%	0.19%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.33%	0.33%	0.37%
Ratio of net investment income to average net assets	2.23%	2.48%	0.92%	2.62%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.19%	2.39%	0.78%	2.62%	2.46%
Portfolio turnover	7%	61%	119% [5]	13%	13%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
5 As a result of changes in the Fund's investment strategy, the portfolio turnover exceeded 100%.
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	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 8.760	$ 8.942	$ 9.403	$ 10.390	$ 9.202
Income (loss) from investment operations:
Net investment income[2]	0.196	0.193	0.064	0.243	0.223
Net realized and unrealized gain (loss)	2.066	(0.048)	(0.458)	(1.046)	1.139
Total from investment operations	2.262	0.145	(0.394)	(0.803)	1.362
Less dividends and distributions from:
Net investment income	(0.205)	(0.184)	(0.067)	(0.184)	(0.162)
Net realized gain	—	(0.143)	—	—	(0.012)
Total dividends and distributions	(0.205)	(0.327)	(0.067)	(0.184)	(0.174)
Net asset value, end of period	$ 10.817	$ 8.760	$ 8.942	$ 9.403	$ 10.390
Total return[3]	25.84%	1.72%	(4.21%)	(7.74%)	14.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$381,742	$269,578	$246,353	$182,247	$101,016
Ratio of expenses to average net assets[4]	0.52%	0.47%	0.44%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.58%	0.58%	0.62%
Ratio of net investment income to average net assets	1.98%	2.23%	0.67%	2.37%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	2.14%	0.53%	2.37%	2.21%
Portfolio turnover	7%	61%	119% [5]	13%	13%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
5 As a result of changes in the Fund's investment strategy, the portfolio turnover exceeded 100%.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Vanguard Domestic Equity ETF Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Vanguard Domestic Equity ETF Fund  (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Vanguard Domestic Equity ETF Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.08%	0.08%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.39%	0.64%
Less Fee Waiver[3]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.34%	0.59%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$35	$120	$214	$487
Service Class	$60	$200	$352	$793
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
LVIP Vanguard Domestic Equity ETF Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund's investment strategy, under normal circumstances, will be to invest at least 80% of its assets in underlying exchange-traded funds (“underlying ETFs” or “ETFs”) which invest in U.S. equity securities (stocks). The underlying ETFs primarily are Vanguard ETFs®*. The Vanguard Group, Inc. is not affiliated with the Fund or its adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying ETFs, the Fund's investment strategy will be to allocate a large percentage of assets across a broad and diverse range of domestic stocks with growth and value styles, including large-cap, mid-cap and small-cap stocks. A smaller allocation may be made to ETFs whose assets are invested in U.S. real estate securities. ETFs are typically funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying ETFs to or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF's suitability as an investment.
*	Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
2	LVIP Vanguard Domestic Equity ETF Fund

•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 11.71%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.81%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/2/11)
LVIP Vanguard Domestic Equity ETF Fund – Standard Class	20.17%	14.50%	11.66%
LVIP Vanguard Domestic Equity ETF Fund – Service Class	19.87%	14.21%	11.39%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	21.13%	15.58%	12.66%
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
LVIP Vanguard Domestic Equity ETF Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Vanguard Domestic Equity ETF Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund's investment strategy, under normal circumstances, will be to invest at least 80% of its assets in underlying ETFs which invest primarily in U.S. equity securities (stocks). The underlying ETFs primarily are Vanguard ETFs. The Vanguard ETFs attempt to track the investment performance of certain benchmark indices consisting of common stocks of companies located in the United States. The Vanguard Group, Inc. is not affilliated with the Fund or its adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of Vanguard ETFs whose assets are invested across a broad and diverse range of domestic stocks with growth and value styles, including large-cap, mid-cap and small-cap stocks. A smaller allocation may be made to ETFs whose assets are invested in U.S. real estate securities. ETFs are typically funds that track an index and whose shares are listed and traded on an exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
Through its investment in the underlying ETFs, the Fund targets investments within the various asset classes described below:
Growth Stocks: Growth stocks are stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Large-Cap Stocks: Large-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the market capitalizations of companies included in the Russell 1000® Index.
Mid-Cap Stocks: Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell MidCap® Index. These companies are generally established companies that may not be well-known to the public.
Small-Cap Stocks: Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000® Index. The Russell 2000® Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.
Real Estate Stocks: A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the development, ownership, construction, management or sale of residential, commercial, industrial or other real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial, industrial or other real estate.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying ETFs to or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs held by the Fund to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying ETF selection is made based on the ETF's particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF's suitability as an investment.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities that are tied economically to the U.S., only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
6

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
9

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.890	$ 14.444	$ 14.748	$ 13.421	$ 10.394
Income (loss) from investment operations:
Net investment income[1]	0.286	0.273	0.249	0.229	0.212
Net realized and unrealized gain (loss)	2.920	1.479	(0.293)	1.409	2.960
Total from investment operations	3.206	1.752	(0.044)	1.638	3.172
Less dividends and distributions from:
Net investment income	(0.266)	(0.256)	(0.243)	(0.265)	(0.145)
Net realized gain	(0.026)	(0.050)	(0.017)	(0.046)	—
Total dividends and distributions	(0.292)	(0.306)	(0.260)	(0.311)	(0.145)
Net asset value, end of period	$ 18.804	$ 15.890	$ 14.444	$ 14.748	$ 13.421
Total return[2]	20.17%	12.14%	(0.31%)	12.21%	30.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,832	$ 86,644	$ 59,518	$ 36,626	$ 13,983
Ratio of expenses to average net assets[3]	0.25%	0.24%	0.25%	0.25%	0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.30%	0.30%	0.34%
Ratio of net investment income to average net assets	1.64%	1.82%	1.68%	1.62%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.77%	1.63%	1.57%	1.66%
Portfolio turnover	9%	12%	14%	15%	20%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
11

	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 15.881	$ 14.439	$ 14.743	$ 13.418	$ 10.395
Income (loss) from investment operations:
Net investment income[1]	0.241	0.235	0.212	0.192	0.177
Net realized and unrealized gain (loss)	2.915	1.476	(0.293)	1.409	2.961
Total from investment operations	3.156	1.711	(0.081)	1.601	3.138
Less dividends and distributions from:
Net investment income	(0.222)	(0.219)	(0.206)	(0.230)	(0.115)
Net realized gain	(0.026)	(0.050)	(0.017)	(0.046)	—
Total dividends and distributions	(0.248)	(0.269)	(0.223)	(0.276)	(0.115)
Net asset value, end of period	$ 18.789	$ 15.881	$ 14.439	$ 14.743	$ 13.418
Total return[2]	19.87%	11.86%	(0.56%)	11.93%	30.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$264,722	$191,843	$158,855	$154,511	$134,339
Ratio of expenses to average net assets[3]	0.50%	0.49%	0.50%	0.50%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.55%	0.55%	0.59%
Ratio of net investment income to average net assets	1.39%	1.57%	1.43%	1.37%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.52%	1.38%	1.32%	1.41%
Portfolio turnover	9%	12%	14%	15%	20%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Vanguard International Equity ETF Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Vanguard International Equity ETF Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Vanguard International Equity ETF Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Vanguard International Equity ETF Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.14%	0.14%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.47%	0.72%
Less Fee Waiver[3]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.42%	0.67%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$43	$145	$256	$583
Service Class	$68	$224	$394	$886
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
LVIP Vanguard International Equity ETF Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund’s investment strategy, under normal circumstances, will be to invest at least 80% of its assets in underlying exchange-traded funds (“underlying ETFs” or “ETFs”) which invest in foreign equity securities (stocks) including emerging markets securities. The underlying ETFs primarily are Vanguard ETFs®*. The Vanguard Group, Inc. is not affiliated with the Fund or its adviser.
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying ETFs, the Fund's investment strategy will be to allocate a large percentage of assets across a broad and diverse range of international stocks with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund, through the underlying ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular region. ETFs are typically funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying ETFs to or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF's suitability as an investment.
*	Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods
2	LVIP Vanguard International Equity ETF Fund

of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 12.16%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (11.34%).
LVIP Vanguard International Equity ETF Fund	3

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/2/11)
LVIP Vanguard International Equity ETF Fund – Standard Class	28.31%	7.16%	4.59%
LVIP Vanguard International Equity ETF Fund – Service Class	27.99%	6.90%	4.33%
MSCI All Country World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	27.19%	6.80%	3.91%
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Vanguard International Equity ETF Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The fund operates under a “fund of funds” structure. The Fund’s investment strategy, under normal circumstances, will be to invest at least 80% of its assets in underlying Exchange-Traded Funds (“underlying ETFs” or “ETFs”) which invest primarily in foreign equity securities (stocks) including emerging markets. The underlying ETFs primarily are Vanguard ETFs. The Vanguard ETFs attempt to track the investment performance of certain benchmark indices consisting of common stocks of companies located in developed and emerging countries around the world. The Vanguard Group, Inc. is not affiliated with the Fund or its adviser.
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying ETFs, the Fund's investment strategy will be to allocate a large percentage of assets across a broad and diverse range of international stocks with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund, through the underlying ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. ETFs are typically funds that track an index and whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day on their market price.
Through its investment in the underlying ETFs, the Fund targets investments within the various asset classes described below:
Growth Stocks: Growth stocks are stocks of companies believed to have above-average potential for grow in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are relatively low to their earnings, dividends, assets, or other financial measures.
Large Cap Stocks: Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the market capitalizations of companies included in the Russell 1000® Index.
Mid-Cap Stocks: Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell MidCap® Index. These companies are generally established companies that may not be well-known to the public.
Small-Cap Stocks: Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000® Index. The Russell 2000 Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund's asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying ETFs to or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs held by the Fund to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying ETF selection is made based on the ETF's particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF's suitability as an investment.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities only upon 60 days' notice to shareholders.
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Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
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In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
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Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
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The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
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For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.207	$ 9.086	$ 9.595	$ 10.272	$ 9.139
Income (loss) from investment operations:
Net investment income[1]	0.272	0.239	0.225	0.280	0.246
Net realized and unrealized gain (loss)	2.334	0.098	(0.507)	(0.756)	1.100
Total from investment operations	2.606	0.337	(0.282)	(0.476)	1.346
Less dividends and distributions from:
Net investment income	(0.223)	(0.216)	(0.227)	(0.201)	(0.212)
Return of capital	—	—	—	—	(0.001)
Total dividends and distributions	(0.223)	(0.216)	(0.227)	(0.201)	(0.213)
Net asset value, end of period	$ 11.590	$ 9.207	$ 9.086	$ 9.595	$ 10.272
Total return[2]	28.31%	3.72%	(2.95%)	(4.64%)	14.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 99,927	$63,645	$ 44,417	$ 29,516	$ 11,500
Ratio of expenses to average net assets[3]	0.27%	0.26%	0.27%	0.28%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.31%	0.32%	0.33%	0.39%
Ratio of net investment income to average net assets	2.54%	2.61%	2.29%	2.72%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.49%	2.56%	2.24%	2.67%	2.43%
Portfolio turnover	9%	13%	23%	11%	17%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.205	$ 9.085	$ 9.592	$ 10.268	$ 9.137
Income (loss) from investment operations:
Net investment income[1]	0.245	0.215	0.200	0.254	0.220
Net realized and unrealized gain (loss)	2.331	0.099	(0.505)	(0.755)	1.099
Total from investment operations	2.576	0.314	(0.305)	(0.501)	1.319
Less dividends and distributions from:
Net investment income	(0.196)	(0.194)	(0.202)	(0.175)	(0.187)
Return of capital	—	—	—	—	(0.001)
Total dividends and distributions	(0.196)	(0.194)	(0.202)	(0.175)	(0.188)
Net asset value, end of period	$ 11.585	$ 9.205	$ 9.085	$ 9.592	$ 10.268
Total return[2]	27.99%	3.46%	(3.19%)	(4.88%)	14.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,403	$101,748	$ 92,270	$ 91,345	$ 75,098
Ratio of expenses to average net assets[3]	0.52%	0.51%	0.52%	0.53%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.56%	0.57%	0.58%	0.64%
Ratio of net investment income to average net assets	2.29%	2.36%	2.04%	2.47%	2.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.31%	1.99%	2.42%	2.18%
Portfolio turnover	9%	13%	23%	11%	17%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Dimensional/Vanguard Total Bond Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Dimensional/Vanguard Total Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional/Vanguard Total Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund (the “Fund”) is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.14%	0.14%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.45%	0.70%
Less Fee Waiver[3]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.40%	0.65%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$41	$138	$245	$558
Service Class	$66	$218	$383	$862
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
LVIP Dimensional/Vanguard Total Bond Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) and Exchange-Traded Funds (“ETFs”) which, in turn, invest in U.S. and foreign fixed income securities (debt obligations). The underlying funds and ETFs primarily are a combination of Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc. mutual funds (“Dimensional Funds”) and Vanguard ETF®* mutual funds (“Vanguard ETFs”). Dimensional Investment Group Inc., DFA Investment Dimensions Group, Inc. and The Vanguard Group, Inc. are not affiliated with the Fund or its adviser. ETFs are funds whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds and ETFs, the Fund pursues its objective by investing primarily in a broad and diverse range of debt obligations with medium term (5-15 years) and short term (0-5 years) maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, U.S. and non-U.S. corporations, and the U.S. Treasury. The Fund also invests in underlying funds and ETFs that invest in mortgage-backed securities, asset-backed securities, and inflation-indexed bonds. The underlying funds and ETFs may hold bonds that mature beyond 15 years.
The Fund, through the underlying funds and ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Certain fixed income underlying funds use foreign currency contracts to hedge foreign currency risks. Also the underlying funds may lend their portfolio securities to generate additional income.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or ETFs to or removing underlying funds or ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds and ETFs held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund and ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds and ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying fund and ETF over various periods and market environments to assess suitability of each underlying fund and ETF as an investment.
*	Vanguard and Vanguard ETF are trademarks of The Vanguard Group, Inc.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early,
2	LVIP Dimensional/Vanguard Total Bond Fund

lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP Dimensional/Vanguard Total Bond Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2016 at: 2.44%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2013 at: (2.79%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/2/11)
LVIP Dimensional/Vanguard Total Bond Fund – Standard Class	2.94%	1.42%	2.40%
LVIP Dimensional/Vanguard Total Bond Fund – Service Class	2.69%	1.16%	2.14%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	3.10%
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
4	LVIP Dimensional/Vanguard Total Bond Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Dimensional/Vanguard Total Bond Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in underlying funds and Exchange-Traded Funds (“ETFs”) which, in turn, invest in fixed income securities (debt obligations). The underlying funds and ETFs primarily are a combination of Dimensional Funds and Vanguard ETFs. The adviser may change the allocation between Dimensional Funds and Vanguard ETFs at any time, and the percentage of the Fund's assets allocated to each fund group may change over time. Dimensional Investment Group Inc., DFA Investment Dimensions Group, Inc. and The Vanguard Group, Inc. are not affiliated with the Fund or its adviser.
The Dimensional Funds invest in a broad and diverse group of non-U.S. debt obligations. The Dimensional Funds focus on securities with precisely-defined maturity ranges and credit quality characteristics. The advisers to the underlying funds and ETFs place a priority on efficiently managing portfolio turnover and keeping trading costs low and do not generally purchase or sell securities based on prospects for the economy, securities markets or individual issuers. The Vanguard ETFs attempt to track the investment performance of certain benchmark indices consisting of various debt obligations. ETFs are funds whose shares are listed and traded on a stock exchange or otherwise traded in the over-the-counter market, and may be purchased and sold throughout the trading day based on their market price. Under normal circumstances, the Fund's investment strategy will be to invest at least 80% of its assets in underlying funds and ETFs which invest primarily in U.S. and foreign debt obligations. The Fund, through the underlying funds and ETFs, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds and ETFs, the Fund pursues its objective by investing primarily in a broad and diverse range of debt obligations with medium term (5-15 years) and short term (0-5 years) maturities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, U.S. and non-U.S. corporations, and the U.S. Treasury. The Fund also invests in underlying funds and ETFs that invest in mortgage-backed securities, asset-backed securities, and inflation-indexed bonds. The underlying funds and ETFs may hold bonds that mature beyond 15 years.
Through its investment in the underlying funds and ETFs, the Fund targets investments within the various asset classes described below:
U.S. Government Obligations are debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.
U.S. Government Agency Obligations are debt securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.
Corporate Debt Obligations are non-convertible corporate debt securities (i.e. bonds and debentures), which are issued by companies both foreign and domestic.
U.S. Treasuries are debt securities backed by the U.S. Treasury or the full faith and credit of the U.S. government and are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market value for these securities will fluctuate with changes in interest rates.
Mortgage-backed Securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.
Foreign Securities, including debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities.
Certain underlying funds use foreign currency contracts to hedge foreign currency risks. Because many of the underlying fund's investments will be denominated in foreign currencies, the underlying funds will enter into forward foreign currency contracts to protect against the uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. While the Fund does not engage in securities lending, the underlying funds may lend their portfolio securities to generate additional income.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or ETFs to or removing underlying funds or ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds and ETFs held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
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The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund and ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds and ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying fund and ETF over various periods and market environments to assess the suitability of each underlying fund and ETF as an investment for the Fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency
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and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund
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loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$10.414	$10.373	$10.518	$10.224	$ 10.688
Income (loss) from investment operations:
Net investment income[1]	0.212	0.189	0.164	0.196	0.162
Net realized and unrealized gain (loss)	0.094	0.030	(0.132)	0.278	(0.457)
Total from investment operations	0.306	0.219	0.032	0.474	(0.295)
Less dividends and distributions from:
Net investment income	(0.196)	(0.178)	(0.172)	(0.172)	(0.141)
Net realized gain	(0.005)	—	(0.003)	(0.008)	(0.028)
Return of capital	—	—	(0.002)	—	—
Total dividends and distributions	(0.201)	(0.178)	(0.177)	(0.180)	(0.169)
Net asset value, end of period	$10.519	$10.414	$10.373	$10.518	$ 10.224
Total return[2]	2.94%	2.11%	0.31%	4.64%	(2.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,668	$70,429	$43,416	$32,573	$ 13,621
Ratio of expenses to average net assets[3]	0.25%	0.23%	0.23%	0.24%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.28%	0.28%	0.29%	0.31%
Ratio of net investment income to average net assets	2.00%	1.77%	1.55%	1.86%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	1.72%	1.50%	1.81%	1.50%
Portfolio turnover	3%	13%	10%	14%	9%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Dimensional/Vanguard Total Bond Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.414	$ 10.374	$ 10.519	$ 10.224	$ 10.689
Income (loss) from investment operations:
Net investment income[1]	0.186	0.162	0.137	0.169	0.136
Net realized and unrealized gain (loss)	0.093	0.029	(0.131)	0.280	(0.457)
Total from investment operations	0.279	0.191	0.006	0.449	(0.321)
Less dividends and distributions from:
Net investment income	(0.169)	(0.151)	(0.146)	(0.146)	(0.116)
Net realized gain	(0.005)	—	(0.003)	(0.008)	(0.028)
Return of capital	—	—	(0.002)	—	—
Total dividends and distributions	(0.174)	(0.151)	(0.151)	(0.154)	(0.144)
Net asset value, end of period	$ 10.519	$ 10.414	$ 10.374	$ 10.519	$ 10.224
Total return[2]	2.69%	1.84%	0.06%	4.39%	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$619,133	$511,283	$440,072	$364,391	$233,819
Ratio of expenses to average net assets[3]	0.50%	0.48%	0.48%	0.49%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.53%	0.53%	0.54%	0.56%
Ratio of net investment income to average net assets	1.75%	1.52%	1.30%	1.61%	1.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.70%	1.47%	1.25%	1.56%	1.25%
Portfolio turnover	3%	13%	10%	14%	9%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Global Conservative Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Global Conservative Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Conservative Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund (the “Fund”) is to seek a high level of current income with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.45%	0.45%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.75%	1.00%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$240	$418	$ 932
Service Class	$102	$319	$553	$1,226
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange-traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
LVIP Global Conservative Allocation Managed Risk Fund	1

Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 40% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 60% will be invested primarily in fixed income securities (bonds).
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy funds. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds). A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium-, and small-cap equities with both growth and value equity securities. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Conservative Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Conservative Blended Composite, an index compiled by the Fund’s adviser, is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index. The Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Conservative Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
2	LVIP Global Conservative Allocation Managed Risk Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP Global Conservative Allocation Managed Risk Fund	3

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
4	LVIP Global Conservative Allocation Managed Risk Fund

•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 11.89%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (8.03%).
The Fund’s performance prior to December 29, 2011 does not reflect the impact of the risk management strategy which was implemented on December 29, 2011 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Global Conservative Allocation Managed Risk Fund – Standard Class	10.50%	5.70%	5.39%
LVIP Global Conservative Allocation Managed Risk Fund – Service Class	10.22%	5.43%	5.12%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	4.01%
Conservative Blended Composite* (reflects no deductions for fees, expenses or taxes)	10.48%	6.67%	5.68%
*	The Conservative Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index. The Conservative Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Conservative Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
LVIP Global Conservative Allocation Managed Risk Fund	5

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Global Conservative Allocation Managed Risk Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 40% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 60% will be invested primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy funds. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds). A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium-, and small-cap equities with both growth and value equity securities. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Conservative Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the potential future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying funds’ investment adviser. Below investment grade bonds include high yield securities (“junk’ bonds) and bank loans and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund’s performance can be measured against that of its composite index, the Conservative Blended Composite, an index compiled by the Fund’s adviser. This index is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Conservative Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of
7

assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
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Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
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Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
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Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
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Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
15

As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.330	$13.188	$ 13.944	$13.623	$12.850
Income (loss) from investment operations:
Net investment income[2]	0.256	0.249	0.267	0.234	0.200
Net realized and unrealized gain (loss)	1.142	0.412	(0.545)	0.542	1.049
Total from investment operations	1.398	0.661	(0.278)	0.776	1.249
Less dividends and distributions from:
Net investment income	(0.328)	(0.304)	(0.294)	(0.282)	(0.266)
Net realized gain	(0.099)	(0.215)	(0.184)	(0.173)	(0.210)
Total dividends and distributions	(0.427)	(0.519)	(0.478)	(0.455)	(0.476)
Net asset value, end of period	$ 14.301	$13.330	$ 13.188	$13.944	$13.623
Total return[3]	10.50%	5.02%	(2.00%)	5.70%	9.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 82,493	$73,615	$ 73,945	$80,856	$67,666
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.82%	1.86%	1.91%	1.67%	1.49%
Portfolio turnover	24%	34%	23%	18%	24%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.325	$ 13.185	$ 13.939	$ 13.620	$ 12.849
Income (loss) from investment operations:
Net investment income[2]	0.220	0.215	0.232	0.199	0.166
Net realized and unrealized gain (loss)	1.141	0.410	(0.543)	0.540	1.047
Total from investment operations	1.361	0.625	(0.311)	0.739	1.213
Less dividends and distributions from:
Net investment income	(0.293)	(0.270)	(0.259)	(0.247)	(0.232)
Net realized gain	(0.099)	(0.215)	(0.184)	(0.173)	(0.210)
Total dividends and distributions	(0.392)	(0.485)	(0.443)	(0.420)	(0.442)
Net asset value, end of period	$ 14.294	$ 13.325	$ 13.185	$ 13.939	$ 13.620
Total return[3]	10.22%	4.75%	(2.23%)	5.43%	9.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,304,701	$1,374,671	$1,357,776	$1,344,553	$1,189,830
Ratio of expenses to average net assets[4]	0.54%	0.52%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	1.57%	1.61%	1.66%	1.42%	1.24%
Portfolio turnover	24%	34%	23%	18%	24%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP Global Moderate Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Global Moderate Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Moderate Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.45%	0.45%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.75%	1.00%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$240	$417	$ 931
Service Class	$102	$318	$553	$1,225
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
LVIP Global Moderate Allocation Managed Risk Fund	1

Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 60% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 40% will be invested primarily in fixed income securities (bonds).
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy funds. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium-, and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds), and derivatives. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Moderate Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Moderate Blended Composite, an index compiled by the Fund’s adviser, is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the un-hedged return of the Moderate Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
2	LVIP Global Moderate Allocation Managed Risk Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP Global Moderate Allocation Managed Risk Fund	3

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
4	LVIP Global Moderate Allocation Managed Risk Fund

•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 14.53%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (12.57%).
The Fund’s performance prior to December 29, 2011 does not reflect the impact of the risk management strategy which was implemented on December 29, 2011 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Global Moderate Allocation Managed Risk Fund – Standard Class	14.32%	6.07%	4.59%
LVIP Global Moderate Allocation Managed Risk Fund – Service Class	14.04%	5.81%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	4.01%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	8.64%
Moderate Blended Composite* (reflects no deductions for fees, expenses or taxes)	14.71%	8.55%	6.06%
*	The Moderate Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Moderate Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Moderate Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
LVIP Global Moderate Allocation Managed Risk Fund	5

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Global Moderate Allocation Managed Risk Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 60% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 40% will be invested primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy funds. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium-, and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds), and derivatives. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Moderate Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the potential future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying funds’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund’s performance can be measured against that of its composite index, the Moderate Blended Composite, an index compiled by the Fund’s adviser. This index is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the Moderate Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility
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for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not
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track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
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The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
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Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.513	$ 13.341	$ 14.109	$ 13.815	$ 12.562
Income (loss) from investment operations:
Net investment income[2]	0.258	0.222	0.254	0.243	0.209
Net realized and unrealized gain (loss)	1.677	0.356	(0.729)	0.331	1.279
Total from investment operations	1.935	0.578	(0.475)	0.574	1.488
Less dividends and distributions from:
Net investment income	(0.336)	(0.253)	(0.284)	(0.280)	(0.235)
Net realized gain	(0.007)	(0.153)	(0.009)	—	—
Total dividends and distributions	(0.343)	(0.406)	(0.293)	(0.280)	(0.235)
Net asset value, end of period	$ 15.105	$ 13.513	$ 13.341	$ 14.109	$ 13.815
Total return[3]	14.32%	4.34%	(3.37%)	4.15%	11.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$234,424	$210,980	$218,424	$217,898	$194,034
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	1.77%	1.65%	1.79%	1.71%	1.58%
Portfolio turnover	20%	23%	20%	19%	15%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.510	$ 13.340	$ 14.107	$ 13.814	$ 12.562
Income (loss) from investment operations:
Net investment income[2]	0.221	0.188	0.218	0.207	0.176
Net realized and unrealized gain (loss)	1.676	0.354	(0.728)	0.331	1.278
Total from investment operations	1.897	0.542	(0.510)	0.538	1.454
Less dividends and distributions from:
Net investment income	(0.300)	(0.219)	(0.248)	(0.245)	(0.202)
Net realized gain	(0.007)	(0.153)	(0.009)	—	—
Total dividends and distributions	(0.307)	(0.372)	(0.257)	(0.245)	(0.202)
Net asset value, end of period	$ 15.100	$ 13.510	$ 13.340	$ 14.107	$ 13.814
Total return[3]	14.04%	4.08%	(3.62%)	3.88%	11.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,196,361	$6,959,522	$7,084,595	$6,972,807	$5,519,293
Ratio of expenses to average net assets[4]	0.54%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.52%	1.40%	1.54%	1.46%	1.33%
Portfolio turnover	20%	23%	20%	19%	15%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Global Growth Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Global Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Global Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.44%	0.44%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.74%	0.99%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 75	$235	$409	$ 913
Service Class	$101	$314	$545	$1,208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
LVIP Global Growth Allocation Managed Risk Fund	1

Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 70% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 30% will be invested primarily in fixed income securities (bonds).
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy funds. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium- and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield securities (“junk” bonds), and derivatives. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Growth Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Growth Blended Composite, an index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the un-hedged return of the Growth Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
2	LVIP Global Growth Allocation Managed Risk Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
LVIP Global Growth Allocation Managed Risk Fund	3

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
4	LVIP Global Growth Allocation Managed Risk Fund

•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 16.65%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (16.85%).
The Fund’s performance prior to December 29, 2011 does not reflect the impact of the risk management strategy which was implemented on December 29, 2011 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP Global Growth Allocation Managed Risk Fund – Standard Class	15.63%	6.51%	3.77%
LVIP Global Growth Allocation Managed Risk Fund – Service Class	15.34%	6.24%	3.52%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	21.69%	15.71%	8.59%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	8.64%
Growth Blended Composite* (reflects no deductions for fees, expenses or taxes)	16.62%	9.50%	6.14%
*	The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

LVIP Global Growth Allocation Managed Risk Fund	5

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Global Growth Allocation Managed Risk Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 70% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 30% will be invested primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy funds. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium-, and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield securities (“junk” bonds), and derivatives. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Growth Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the potential future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying funds’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. The foreign equity and fixed-income securities may include issuers from emerging market countries. Emerging market stocks are issued by companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund’s performance can be measured against that of its composite index, the Growth Blended Composite, an index compiled by the Fund’s adviser. This index is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the un-hedged return of the Growth Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility
7

for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
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Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken
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against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
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The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
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The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
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The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
15

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
16

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
17

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.058	$ 12.711	$ 13.474	$ 13.290	$ 11.902
Income (loss) from investment operations:
Net investment income[2]	0.264	0.228	0.246	0.243	0.226
Net realized and unrealized gain (loss)	1.778	0.377	(0.743)	0.220	1.384
Total from investment operations	2.042	0.605	(0.497)	0.463	1.610
Less dividends and distributions from:
Net investment income	(0.335)	(0.258)	(0.266)	(0.279)	(0.222)
Return of capital	—	—	—	—	— [3]
Total dividends and distributions	(0.335)	(0.258)	(0.266)	(0.279)	(0.222)
Net asset value, end of period	$ 14.765	$ 13.058	$ 12.711	$ 13.474	$ 13.290
Total return[4]	15.63%	4.75%	(3.69%)	3.47%	13.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,178	$199,014	$197,206	$195,440	$175,175
Ratio of expenses to average net assets[5]	0.29%	0.27%	0.27%	0.26%	0.27%
Ratio of net investment income to average net assets	1.87%	1.77%	1.82%	1.79%	1.78%
Portfolio turnover	19%	21%	22%	15%	15%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Amount rounds to less than $0.001 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 13.059	$ 12.713	$ 13.475	$ 13.292	$ 11.905
Income (loss) from investment operations:
Net investment income[2]	0.229	0.195	0.212	0.209	0.195
Net realized and unrealized gain (loss)	1.775	0.377	(0.742)	0.219	1.383
Total from investment operations	2.004	0.572	(0.530)	0.428	1.578
Less dividends and distributions from:
Net investment income	(0.300)	(0.226)	(0.232)	(0.245)	(0.191)
Return of capital	—	—	—	—	— [3]
Total dividends and distributions	(0.300)	(0.226)	(0.232)	(0.245)	(0.191)
Net asset value, end of period	$ 14.763	$ 13.059	$ 12.713	$ 13.475	$ 13.292
Total return[4]	15.34%	4.49%	(3.93%)	3.21%	13.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,144,310	$8,659,383	$8,877,001	$8,704,565	$6,467,673
Ratio of expenses to average net assets[5]	0.54%	0.52%	0.52%	0.51%	0.52%
Ratio of net investment income to average net assets	1.62%	1.52%	1.57%	1.54%	1.53%
Portfolio turnover	19%	21%	22%	15%	15%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Amount rounds to less than $0.001 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
19

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
20

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2010 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price 2010 Fund (formerly, LVIP Managed Risk Profile 2010 Fund) (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2010 Fund
(formerly, LVIP Managed Risk Profile 2010 Fund)
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2010 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.23%	0.23%
Acquired Fund Fees and Expenses (AFFE)[2]	0.41%	0.41%
Total Annual Fund Operating Expenses (including AFFE)[3]	0.89%	1.14%
Less Fee Waiver and Expense Reimbursement[4,5]	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.68%	0.93%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
[5] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.27% of the Fund’s average daily net assets for the Standard Class (and 0.52% for the Service Class). Both of these agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with advisory fee waiver and expense reimbursement for the contractual period and the total operating expenses without advisory fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$69	$262	$471	$1,072
Service Class	$95	$340	$605	$1,363
LVIP T. Rowe Price 2010 Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2010) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and
2	LVIP T. Rowe Price 2010 Fund

will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
LVIP T. Rowe Price 2010 Fund	3

•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 12.78%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (12.77%).
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
4	LVIP T. Rowe Price 2010 Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP T. Rowe Price 2010 Fund – Standard Class	9.64%	5.16%	4.07%
LVIP T. Rowe Price 2010 Fund – Service Class	9.36%	4.89%	3.82%
S&P Target Date 2010 Index (reflects no deductions for fees, expenses or taxes)	9.95%	5.94%	4.56%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	8.64%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Jerome A. Clark, CFA	Co-Portfolio Manager	Since February 2018
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2010 Fund	5

Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2010) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use Underlying Funds, including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
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The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Jerome A. Clark and Wyatt A. Lee are responsible for the day-to-day management of the Fund's assets.
Jerome A. Clark, CFA, Co-Portfolio Manager, is a portfolio manager in the Multi-Asset Division for T. Rowe Price. Mr. Clark joined T. Rowe Price in 1992. He earned a B.S. in mathematics from the U.S. Naval Academy, an M.S. in operations research from the Naval Postgraduate School, and an M.B.A. in finance from Johns Hopkins University. He has also earned the Chartered Financial Analyst designation.
Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T. Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Washington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Financial Analyst designation.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
The Fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds that are managed by LIA. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
12

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price 2010 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$11.191	$11.379	$ 12.448	$12.105	$11.259
Income (loss) from investment operations:
Net investment income[2]	0.202	0.197	0.208	0.158	0.127
Net realized and unrealized gain (loss)	0.873	0.306	(0.413)	0.421	0.878
Total from investment operations	1.075	0.503	(0.205)	0.579	1.005
Less dividends and distributions from:
Net investment income	(0.224)	(0.224)	(0.224)	(0.236)	(0.159)
Net realized gain	(0.140)	(0.467)	(0.640)	—	—
Total dividends and distributions	(0.364)	(0.691)	(0.864)	(0.236)	(0.159)
Net asset value, end of period	$11.902	$11.191	$ 11.379	$12.448	$12.105
Total return[3]	9.64%	4.44%	(1.61%)	4.78%	8.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,961	$31,758	$ 31,507	$36,507	$48,876
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.47%	0.43%	0.44%	0.42%	0.43%
Ratio of net investment income to average net assets	1.72%	1.71%	1.68%	1.27%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.58%	1.54%	1.15%	0.95%
Portfolio turnover	29%	47%	32%	37%	37%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP T. Rowe Price 2010 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$11.186	$11.375	$ 12.443	$12.101	$11.256
Income (loss) from investment operations:
Net investment income[2]	0.172	0.168	0.177	0.127	0.098
Net realized and unrealized gain (loss)	0.872	0.305	(0.412)	0.420	0.877
Total from investment operations	1.044	0.473	(0.235)	0.547	0.975
Less dividends and distributions from:
Net investment income	(0.195)	(0.195)	(0.193)	(0.205)	(0.130)
Net realized gain	(0.140)	(0.467)	(0.640)	—	—
Total dividends and distributions	(0.335)	(0.662)	(0.833)	(0.205)	(0.130)
Net asset value, end of period	$11.895	$11.186	$ 11.375	$12.443	$12.101
Total return[3]	9.36%	4.17%	(1.85%)	4.52%	8.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 7,849	$ 7,001	$ 6,455	$ 7,804	$ 8,752
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	0.68%	0.69%	0.67%	0.68%
Ratio of net investment income to average net assets	1.47%	1.46%	1.43%	1.02%	0.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.33%	1.29%	0.90%	0.71%
Portfolio turnover	29%	47%	32%	37%	37%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated February 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2020 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price 2020 Fund (formerly, LVIP Managed Risk Profile 2020 Fund) (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2020 Fund
(formerly, LVIP Managed Risk Profile 2020 Fund)
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2020 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)[2]	0.43%	0.43%
Total Annual Fund Operating Expenses (including AFFE)[3]	0.78%	1.03%
Less Fee Waiver and Expense Reimbursement[4,5]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.67%	0.92%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
[5] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.06% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.24% of the Fund’s average daily net assets for the Standard Class (and 0.49% for the Service Class). Both of these agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with advisory fee waiver and expense reimbursement for the contractual period and the total operating expenses without advisory fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$68	$238	$422	$ 955
Service Class	$94	$317	$558	$1,249
LVIP T. Rowe Price 2020 Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and
2	LVIP T. Rowe Price 2020 Fund

will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
LVIP T. Rowe Price 2020 Fund	3

•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 13.73%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (14.15%).
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
4	LVIP T. Rowe Price 2020 Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP T. Rowe Price 2020 Fund – Standard Class	12.03%	5.83%	4.02%
LVIP T. Rowe Price 2020 Fund – Service Class	11.75%	5.57%	3.77%
S&P Target Date 2020 Index (reflects no deductions for fees, expenses or taxes)	12.80%	7.92%	5.28%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	8.64%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016

T. Rowe PricePortfolio Managers	Company Title	Experience with Fund
Jerome A. Clark, CFA	Co-Portfolio Manager	Since February 2018
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2020 Fund	5

Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use Underlying Funds, including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
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The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Jerome A. Clark and Wyatt A. Lee are responsible for the day-to-day management of the Fund's assets.
Jerome A. Clark, CFA, Co-Portfolio Manager, is a portfolio manager in the Multi-Asset Division for T. Rowe Price. Mr. Clark joined T. Rowe Price in 1992. He earned a B.S. in mathematics from the U.S. Naval Academy, an M.S. in operations research from the Naval Postgraduate School, and an M.B.A. in finance from Johns Hopkins University. He has also earned the Chartered Financial Analyst designation.
Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T. Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Washington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Financial Analyst designation.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
The Fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds that are managed by LIA. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
12

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.206	$ 11.222	$ 12.110	$ 11.829	$ 10.788
Income (loss) from investment operations:
Net investment income[2]	0.207	0.214	0.210	0.151	0.137
Net realized and unrealized gain (loss)	1.129	0.283	(0.480)	0.369	1.063
Total from investment operations	1.336	0.497	(0.270)	0.520	1.200
Less dividends and distributions from:
Net investment income	(0.231)	(0.231)	(0.219)	(0.239)	(0.159)
Net realized gain	(0.401)	(0.282)	(0.399)	—	—
Total dividends and distributions	(0.632)	(0.513)	(0.618)	(0.239)	(0.159)
Net asset value, end of period	$ 11.910	$ 11.206	$ 11.222	$ 12.110	$ 11.829
Total return[3]	12.03%	4.45%	(2.21%)	4.39%	11.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,395	$111,809	$123,071	$131,581	$190,689
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.34%	0.32%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.76%	1.89%	1.74%	1.25%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.87%	1.73%	1.24%	1.19%
Portfolio turnover	24%	28%	28%	31%	27%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 11.204	$11.220	$ 12.107	$11.827	$ 10.788
Income (loss) from investment operations:
Net investment income[2]	0.178	0.186	0.180	0.121	0.108
Net realized and unrealized gain (loss)	1.126	0.283	(0.479)	0.368	1.062
Total from investment operations	1.304	0.469	(0.299)	0.489	1.170
Less dividends and distributions from:
Net investment income	(0.201)	(0.203)	(0.189)	(0.209)	(0.131)
Net realized gain	(0.401)	(0.282)	(0.399)	—	—
Total dividends and distributions	(0.602)	(0.485)	(0.588)	(0.209)	(0.131)
Net asset value, end of period	$ 11.906	$11.204	$ 11.220	$12.107	$ 11.827
Total return[3]	11.75%	4.20%	(2.45%)	4.13%	10.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 24,795	$23,799	$ 23,613	$27,490	$ 28,539
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.59%	0.57%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.51%	1.64%	1.49%	1.00%	0.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.62%	1.48%	0.99%	0.94%
Portfolio turnover	24%	28%	28%	31%	27%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated February 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2030 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price 2030 Fund (formerly, LVIP Managed Risk Profile 2030 Fund) (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2030 Fund
(formerly, LVIP Managed Risk Profile 2030 Fund)
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2030 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)[2]	0.44%	0.44%
Total Annual Fund Operating Expenses (including AFFE)[3]	0.78%	1.03%
Less Fee Waiver and Expense Reimbursement[4,5]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	0.94%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both of these agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[5] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with advisory fee waiver and expense reimbursement for the contractual period and the total operating expenses without advisory fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$71	$241	$426	$ 961
Service Class	$96	$320	$561	$1,254
LVIP T. Rowe Price 2030 Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2030) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and
2	LVIP T. Rowe Price 2030 Fund

will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
LVIP T. Rowe Price 2030 Fund	3

•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 15.20%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (16.05%).
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
4	LVIP T. Rowe Price 2030 Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP T. Rowe Price 2030 Fund – Standard Class	13.47%	6.30%	3.80%
LVIP T. Rowe Price 2030 Fund – Service Class	13.19%	6.03%	3.54%
S&P Target Date 2030 Index (reflects no deductions for fees, expenses or taxes)	16.19%	9.57%	5.72%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	8.64%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Jerome A. Clark, CFA	Co-Portfolio Manager	Since February 2018
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2030 Fund	5

Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2030) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use Underlying Funds, including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
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The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Jerome A. Clark and Wyatt A. Lee are responsible for the day-to-day management of the Fund's assets.
Jerome A. Clark, CFA, Co-Portfolio Manager, is a portfolio manager in the Multi-Asset Division for T. Rowe Price. Mr. Clark joined T. Rowe Price in 1992. He earned a B.S. in mathematics from the U.S. Naval Academy, an M.S. in operations research from the Naval Postgraduate School, and an M.B.A. in finance from Johns Hopkins University. He has also earned the Chartered Financial Analyst designation.
Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T. Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Washington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Financial Analyst designation.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
The Fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds that are managed by LIA. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.851	$ 10.930	$ 12.174	$ 11.934	$ 10.627
Income (loss) from investment operations:
Net investment income[2]	0.204	0.200	0.209	0.158	0.140
Net realized and unrealized gain (loss)	1.250	0.205	(0.539)	0.340	1.320
Total from investment operations	1.454	0.405	(0.330)	0.498	1.460
Less dividends and distributions from:
Net investment income	(0.231)	(0.218)	(0.205)	(0.258)	(0.153)
Net realized gain	(0.233)	(0.266)	(0.709)	—	—
Total dividends and distributions	(0.464)	(0.484)	(0.914)	(0.258)	(0.153)
Net asset value, end of period	$ 11.841	$ 10.851	$ 10.930	$ 12.174	$ 11.934
Total return[3]	13.47%	3.72%	(2.66%)	4.16%	13.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,624	$131,282	$136,001	$146,452	$214,620
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.32%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.77%	1.83%	1.74%	1.30%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	1.81%	1.73%	1.29%	1.22%
Portfolio turnover	20%	31%	30%	26%	24%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.849	$10.930	$ 12.172	$11.933	$ 10.628
Income (loss) from investment operations:
Net investment income[2]	0.175	0.173	0.178	0.128	0.111
Net realized and unrealized gain (loss)	1.249	0.202	(0.536)	0.338	1.319
Total from investment operations	1.424	0.375	(0.358)	0.466	1.430
Less dividends and distributions from:
Net investment income	(0.202)	(0.190)	(0.175)	(0.227)	(0.125)
Net realized gain	(0.233)	(0.266)	(0.709)	—	—
Total dividends and distributions	(0.435)	(0.456)	(0.884)	(0.227)	(0.125)
Net asset value, end of period	$ 11.838	$10.849	$ 10.930	$12.172	$ 11.933
Total return[3]	13.19%	3.45%	(2.90%)	3.90%	13.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,277	$24,338	$ 23,529	$23,964	$ 23,139
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.57%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.52%	1.58%	1.49%	1.05%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.56%	1.48%	1.04%	0.97%
Portfolio turnover	20%	31%	30%	26%	24%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated February 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2040 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price 2040 Fund (formerly, LVIP Managed Risk Profile 2040 Fund) (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2040 Fund
(formerly, LVIP Managed Risk Profile 2040 Fund)
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2040 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.12%	0.12%
Acquired Fund Fees and Expenses (AFFE)[2]	0.45%	0.45%
Total Annual Fund Operating Expenses (including AFFE)[3]	0.82%	1.07%
Less Fee Waiver and Expense Reimbursement[4,5]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.71%	0.96%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.26% of the Fund’s average daily net assets for the Standard Class (and 0.51% for the Service Class). Both of these agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[5] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with advisory fee waiver and expense reimbursement for the contractual period and the total operating expenses without advisory fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$73	$251	$444	$1,003
Service Class	$98	$329	$579	$1,296
LVIP T. Rowe Price 2040 Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2040) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and
2	LVIP T. Rowe Price 2040 Fund

will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
LVIP T. Rowe Price 2040 Fund	3

•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 17.73%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (18.64%).
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
4	LVIP T. Rowe Price 2040 Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	10 years
LVIP T. Rowe Price 2040 Fund – Standard Class	14.63%	6.79%	3.47%
LVIP T. Rowe Price 2040 Fund – Service Class	14.34%	6.52%	3.21%
S&P Target Date 2040 Index (reflects no deductions for fees, expenses or taxes)	18.87%	10.78%	6.03%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	8.64%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Jerome A. Clark, CFA	Co-Portfolio Manager	Since February 2018
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2040 Fund	5

Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2040) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use Underlying Funds, including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
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The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund’s investment performance is affected by each Underlying Fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each Underlying Fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the Underlying Funds’ principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
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Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Jerome A. Clark and Wyatt A. Lee are responsible for the day-to-day management of the Fund's assets.
Jerome A. Clark, CFA, Co-Portfolio Manager, is a portfolio manager in the Multi-Asset Division for T. Rowe Price. Mr. Clark joined T. Rowe Price in 1992. He earned a B.S. in mathematics from the U.S. Naval Academy, an M.S. in operations research from the Naval Postgraduate School, and an M.B.A. in finance from Johns Hopkins University. He has also earned the Chartered Financial Analyst designation.
Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T. Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Washington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Financial Analyst designation.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
The Fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds that are managed by LIA. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.337	$10.346	$ 11.655	$11.523	$ 10.009
Income (loss) from investment operations:
Net investment income[2]	0.200	0.185	0.196	0.151	0.132
Net realized and unrealized gain (loss)	1.304	0.207	(0.577)	0.251	1.523
Total from investment operations	1.504	0.392	(0.381)	0.402	1.655
Less dividends and distributions from:
Net investment income	(0.225)	(0.198)	(0.189)	(0.270)	(0.141)
Net realized gain	(0.217)	(0.203)	(0.739)	—	—
Total dividends and distributions	(0.442)	(0.401)	(0.928)	(0.270)	(0.141)
Net asset value, end of period	$ 11.399	$10.337	$ 10.346	$11.655	$ 11.523
Total return[3]	14.63%	3.81%	(3.22%)	3.48%	16.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 87,523	$86,980	$ 87,556	$94,657	$146,675
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.34%	0.33%	0.33%	0.33%
Ratio of net investment income to average net assets	1.81%	1.78%	1.70%	1.29%	1.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.74%	1.67%	1.26%	1.19%
Portfolio turnover	27%	27%	25%	25%	25%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.315	$10.325	$ 11.634	$11.503	$ 9.993
Income (loss) from investment operations:
Net investment income[2]	0.172	0.158	0.166	0.122	0.105
Net realized and unrealized gain (loss)	1.300	0.207	(0.575)	0.249	1.518
Total from investment operations	1.472	0.365	(0.409)	0.371	1.623
Less dividends and distributions from:
Net investment income	(0.198)	(0.172)	(0.161)	(0.240)	(0.113)
Net realized gain	(0.217)	(0.203)	(0.739)	—	—
Total dividends and distributions	(0.415)	(0.375)	(0.900)	(0.240)	(0.113)
Net asset value, end of period	$ 11.372	$10.315	$ 10.325	$11.634	$ 11.503
Total return[3]	14.34%	3.55%	(3.46%)	3.22%	16.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 28,249	$23,376	$ 22,486	$22,424	$ 19,191
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.59%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	1.56%	1.53%	1.45%	1.04%	0.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.49%	1.42%	1.01%	0.94%
Portfolio turnover	27%	27%	25%	25%	25%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated February 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP T. Rowe Price 2050 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP T. Rowe Price 2050 Fund (formerly, LVIP Managed Risk Profile 2050 Fund) (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP T. Rowe Price 2050 Fund
(formerly, LVIP Managed Risk Profile 2050 Fund)
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP T. Rowe Price 2050 Fund (the “Fund”) is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.23%	0.23%
Acquired Fund Fees and Expenses (AFFE)[2]	0.45%	0.45%
Total Annual Fund Operating Expenses (including AFFE)[3]	0.93%	1.18%
Less Fee Waiver and Expense Reimbursement[4,5]	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.72%	0.97%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.27% of the Fund’s average daily net assets for the Standard Class (and 0.52% for the Service Class). Both of these agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[5] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with advisory fee waiver and expense reimbursement for the contractual period and the total operating expenses without advisory fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$74	$276	$496	$1,127
Service Class	$99	$355	$630	$1,417
LVIP T. Rowe Price 2050 Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2050) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use underlying funds (“Underlying Funds”), including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and
2	LVIP T. Rowe Price 2050 Fund

will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
LVIP T. Rowe Price 2050 Fund	3

•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2013 at: 6.39%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.97%).
The Fund’s performance between May 2, 2011 and December 31, 2017 reflects the impact of the risk management strategy, which was discontinued as of February 1, 2018.
4	LVIP T. Rowe Price 2050 Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (5/2/11)
LVIP T. Rowe Price 2050 Fund – Standard Class	17.11%	7.60%	4.82%
LVIP T. Rowe Price 2050 Fund – Service Class	16.82%	7.33%	4.56%
S&P Target Date 2050 Index (reflects no deductions for fees, expenses or taxes)	20.18%	11.48%	9.03%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	12.71%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Jerome A. Clark, CFA	Co-Portfolio Manager	Since February 2018
Wyatt A. Lee, CFA	Co-Portfolio Manager	Since February 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP T. Rowe Price 2050 Fund	5

Investment Objective and Principal Investment Strategies
Target Date Strategy. The Fund is managed based on the specific retirement year (target date 2050) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who retires at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. The Fund is designed for an investor who plans to retire at approximately 65 years of age. If an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
The investment objective of the Fund is to seek the highest total return over time consistent with an emphasis on both capital growth and income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, will use Underlying Funds, including exchange-traded funds, to invest in a broad mix of equity and fixed income securities.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative, both prior to and after retirement, as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Daily cash flows investments and as-needed rebalancing trades will be used to conform the Fund’s portfolio to its glide path. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks was approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 20 years after its target date, when its allocation to stocks will remain fixed at approximately 31% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by the sub-adviser to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than five percentage (5%) points. When deciding upon allocations within these prescribed limits, the sub-adviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profits. The opposite may be true when strong economic growth is expected. When adjusting exposure among the individual Underlying Funds, the sub-adviser will consider relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-, mid-, and large-cap stocks, as well as the outlook for inflation. The sub-adviser also considers the capacity of an Underlying Fund to absorb additional cash flow. In addition, the sub-adviser may make investments in the T. Rowe Price U.S. Treasury Money Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for tactical allocations to money market securities.
Certain investment restrictions, such as a required minimum or maximum investment by an Underlying Fund in a particular type of security or currency, are measured at the time the Fund purchases a security or currency. The status, market value, maturity, credit quality, or other characteristics of an Underlying Fund’s securities or currencies may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities or currencies to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made (this exception does not apply to the Fund’s borrowing policy or liquidity policy). However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
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The subadviser may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Fund seeks to offer a professionally managed investment program designed to simplify the accumulation of assets prior to retirement and the management of those assets after retirement. The Fund establishes asset allocations that are designed to be broadly appropriate to investors at specific stages of their retirement planning, and then the Fund alters the asset mix over time to meet increasingly conservative investment needs. After the Fund reaches the stated retirement year indicated in its name, the Fund will continue to “roll down” to a more conservative allocation designed to place greater emphasis on income and reduce investors’ overall risks. About 20 years after its stated retirement year, the Fund will maintain approximately a 31% allocation to stocks. For retirement funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s assumed retirement date approaches, a retirement fund’s allocations to stocks will decrease in favor of fixed income securities. After reaching its stated retirement date, the retirement fund’s allocations to stocks will continue decreasing over time in an effort to focus more on higher income and lower risk, which are generally more important to investors managing their assets after they retire. After the stated target date, the retirement funds emphasize reducing inflation and longevity risks to support a lifetime withdrawal horizon while still maintaining adequate fixed income allocation to help offset market risk. The Fund’s portfolio is regularly rebalanced to ensure that it stays true to its glide path.
Before investing in the Fund, you should consider your estimated retirement date and risk tolerance. The Fund’s investment program assumes a retirement age of 65. It is expected that the investor will choose a retirement fund whose stated retirement date is closest to the date the investor turns 65. Choosing a retirement fund targeting an earlier date represents a more conservative choice; targeting a retirement fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the retirement fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. This prospectus describes the specific investment program for only this particular retirement fund.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
The Fund is not a complete retirement solution and there is no guarantee the Fund will achieve its goals. An investor must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income an investor may have available. An investor may have different retirement needs than the allocation model anticipates.
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of the Underlying Funds, the Fund indirectly owns the investments made by the Underlying Funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Funds. The Fund's investment performance is affected by each Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Sub-Adviser	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $991.1 billion as of December 31, 2017. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price Portfolio Managers	Jerome A. Clark and Wyatt A. Lee are responsible for the day-to-day management of the Fund's assets.
Jerome A. Clark, CFA, Co-Portfolio Manager, is a portfolio manager in the Multi-Asset Division for T. Rowe Price. Mr. Clark joined T. Rowe Price in 1992. He earned a B.S. in mathematics from the U.S. Naval Academy, an M.S. in operations research from the Naval Postgraduate School, and an M.B.A. in finance from Johns Hopkins University. He has also earned the Chartered Financial Analyst designation.
Wyatt A. Lee, CFA, Co-Portfolio Manager, is a co-portfolio manager of the Retirement Date Funds for T. Rowe Price. Mr. Lee joined T. Rowe Price in 1999. He earned a B.S. in mathematics and political science, cum laude, from Vanderbilt University and an M.B.A. in finance from the Olin School of Business at Washington University, where he was a Charles F. Knight Scholar. Mr. Lee also has earned the Chartered Financial Analyst designation.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
The Fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds that are managed by LIA. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the Fund, different fees, and different asset levels.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.514	$ 9.345	$ 9.888	$11.054	$ 9.401
Income (loss) from investment operations:
Net investment income[2]	0.187	0.189	0.186	0.138	0.138
Net realized and unrealized gain (loss)	1.440	0.222	(0.554)	0.196	1.651
Total from investment operations	1.627	0.411	(0.368)	0.334	1.789
Less dividends and distributions from:
Net investment income	(0.213)	(0.182)	(0.157)	(0.214)	(0.133)
Net realized gain	(0.016)	(0.060)	(0.018)	(1.286)	—
Return of capital	—	—	—	—	(0.003)
Total dividends and distributions	(0.229)	(0.242)	(0.175)	(1.500)	(0.136)
Net asset value, end of period	$ 10.912	$ 9.514	$ 9.345	$ 9.888	$ 11.054
Total return[3]	17.11%	4.41%	(3.75%)	2.94%	19.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 33,407	$28,659	$ 24,406	$20,614	$ 37,291
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.47%	0.50%	0.54%	0.52%	0.55%
Ratio of net investment income to average net assets	1.80%	2.01%	1.87%	1.24%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.81%	1.63%	1.02%	1.09%
Portfolio turnover	34%	23%	26%	46%	24%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.491	$ 9.324	$ 9.866	$11.032	$ 9.385
Income (loss) from investment operations:
Net investment income[2]	0.161	0.165	0.160	0.111	0.112
Net realized and unrealized gain (loss)	1.435	0.221	(0.552)	0.195	1.645
Total from investment operations	1.596	0.386	(0.392)	0.306	1.757
Less dividends and distributions from:
Net investment income	(0.187)	(0.159)	(0.132)	(0.186)	(0.107)
Net realized gain	(0.016)	(0.060)	(0.018)	(1.286)	—
Return of capital	—	—	—	—	(0.003)
Total dividends and distributions	(0.203)	(0.219)	(0.150)	(1.472)	(0.110)
Net asset value, end of period	$ 10.884	$ 9.491	$ 9.324	$ 9.866	$ 11.032
Total return[3]	16.82%	4.15%	(3.98%)	2.68%	18.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11,498	$ 7,708	$ 5,011	$ 3,075	$ 3,585
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	0.75%	0.79%	0.77%	0.80%
Ratio of net investment income to average net assets	1.55%	1.76%	1.62%	0.99%	1.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.56%	1.38%	0.77%	0.84%
Portfolio turnover	34%	23%	26%	46%	24%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated February 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP American Global Balanced Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Global Balanced Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Balanced Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.38%	0.38%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.68%	1.03%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 69	$217	$378	$ 845
Service Class	$105	$327	$568	$1,258
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds will be American Funds Insurance Series® and American Funds® retail funds. The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
LVIP American Global Balanced Allocation Managed Risk Fund	1

Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 50% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 50% will be invested primarily in fixed income securities (bonds).
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund's will have an allocation to underlying funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. The adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the underlying funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
The Fund will also have an allocation to underlying funds that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (“junk” bonds), securities backed by the U.S. Treasury and foreign fixed income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected
2	LVIP American Global Balanced Allocation Managed Risk Fund

by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
LVIP American Global Balanced Allocation Managed Risk Fund	3

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP American Global Balanced Allocation Managed Risk Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2013 at: 4.59%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (4.71%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (3/16/12)
LVIP American Global Balanced Allocation Managed Risk Fund – Standard Class	12.08%	6.53%	6.15%
LVIP American Global Balanced Allocation Managed Risk Fund – Service Class	11.69%	6.16%	5.78%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.10%	2.54%
Balanced Blended Composite* (reflects no deductions for fees, expenses or taxes)	12.63%	7.58%	7.26%
*	The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index. The Balanced Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.The performance of the Balanced Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
LVIP American Global Balanced Allocation Managed Risk Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP American Global Balanced Allocation Managed Risk Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 50% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 50% will be invested primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have an allocation to underlying funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. The adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the underlying funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
The Fund will also have an allocation to domestic fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds) and securities backed by the U.S. Treasury. In addition, the Fund may hold foreign fixed income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying funds’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
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The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and
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may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the
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particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management  discretion over Fund assets. Capital Research and Management CompanySM, the adviser of the American Funds Insurance Series and American Funds retail funds, does not act as sub-adviser to the Fund or as a consultant to LIA. Capital Research and Management CompanySM is not affiliated with LIA or the Fund.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
15

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.770	$10.503	$ 11.223	$11.066	$ 10.144
Income (loss) from investment operations:
Net investment income[2]	0.202	0.200	0.199	0.241	0.237
Net realized and unrealized gain (loss)	1.099	0.287	(0.434)	0.366	1.110
Total from investment operations	1.301	0.487	(0.235)	0.607	1.347
Less dividends and distributions from:
Net investment income	(0.254)	(0.220)	(0.314)	(0.232)	(0.195)
Net realized gain	—	—	(0.120)	(0.218)	(0.230)
Return of capital	—	—	(0.051)	—	—
Total dividends and distributions	(0.254)	(0.220)	(0.485)	(0.450)	(0.425)
Net asset value, end of period	$ 11.817	$10.770	$ 10.503	$11.223	$ 11.066
Total return[3]	12.08%	4.64%	(2.10%)	5.49%	13.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 727	$ 662	$ 567	$ 553	$ 657
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.29%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.76%	1.86%	1.77%	2.11%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.86%	1.77%	2.11%	2.16%
Portfolio turnover	22%	22%	20%	12%	53%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.767	$ 10.501	$ 11.221	$ 11.065	$ 10.144
Income (loss) from investment operations:
Net investment income[2]	0.161	0.162	0.159	0.201	0.197
Net realized and unrealized gain (loss)	1.098	0.287	(0.433)	0.365	1.111
Total from investment operations	1.259	0.449	(0.274)	0.566	1.308
Less dividends and distributions from:
Net investment income	(0.214)	(0.183)	(0.275)	(0.192)	(0.157)
Net realized gain	—	—	(0.120)	(0.218)	(0.230)
Return of capital	—	—	(0.051)	—
Total dividends and distributions	(0.214)	(0.183)	(0.446)	(0.410)	(0.387)
Net asset value, end of period	$ 11.812	$ 10.767	$ 10.501	$ 11.221	$ 11.065
Total return[3]	11.69%	4.27%	(2.45%)	5.13%	12.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,951,706	$1,947,869	$1,994,330	$1,885,717	$1,375,950
Ratio of expenses to average net assets[4]	0.64%	0.62%	0.62%	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.64%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.41%	1.51%	1.42%	1.77%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.41%	1.51%	1.42%	1.77%	1.81%
Portfolio turnover	22%	22%	20%	12%	53%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Global Growth Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Global Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Global Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.40%	0.40%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.70%	1.05%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 71	$222	$387	$ 865
Service Class	$107	$333	$577	$1,277
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The underlying funds will be American Funds Insurance Series® and American Funds® retail funds. The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
LVIP American Global Growth Allocation Managed Risk Fund	1

Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 70% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 30% will be invested primarily in fixed income securities (bonds).
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. The adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the underlying funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation will be made to underlying funds that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (“junk” bonds), and securities backed by the U.S. Treasury. Some foreign fixed-income securities will also be held.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected
2	LVIP American Global Growth Allocation Managed Risk Fund

by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from
LVIP American Global Growth Allocation Managed Risk Fund	3

favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP American Global Growth Allocation Managed Risk Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2013 at: 6.21%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (5.94%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (3/16/12)
LVIP American Global Growth Allocation Managed Risk Fund – Standard Class	16.76%	7.08%	6.73%
LVIP American Global Growth Allocation Managed Risk Fund – Service Class	16.36%	6.71%	6.36%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	21.69%	15.71%	14.09%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	15.67%	14.02%
Growth Blended Composite* (reflects no deductions for fees, expenses or taxes)	16.62%	9.50%	8.90%
*	The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index. The Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.The performance of the Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
LVIP American Global Growth Allocation Managed Risk Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP American Global Growth Allocation Managed Risk Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 70% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 30% will be invested primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. The adviser defines small-capitalization and medium-capitalization companies as those with a market capitalization of between $500 million and $30 billion. The foreign equity securities held by the underlying funds may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation will be made to domestic fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds) and securities backed by the U.S. Treasury. In addition, the Fund may hold foreign fixed-income securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying funds’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
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The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and
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may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the
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particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist in its management of the Fund. These consultants will not have management discretion over fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
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that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.967	$10.803	$ 11.574	$11.648	$ 10.214
Income (loss) from investment operations:
Net investment income[2]	0.177	0.176	0.190	0.232	0.243
Net realized and unrealized gain (loss)	1.662	0.182	(0.555)	0.069	1.542
Total from investment operations	1.839	0.358	(0.365)	0.301	1.785
Less dividends and distributions from:
Net investment income	(0.212)	(0.194)	(0.264)	(0.232)	(0.161)
Net realized gain	—	—	(0.027)	(0.143)	(0.190)
Return of capital	—	—	(0.115)	—	—
Total dividends and distributions	(0.212)	(0.194)	(0.406)	(0.375)	(0.351)
Net asset value, end of period	$ 12.594	$10.967	$ 10.803	$11.574	$ 11.648
Total return[3]	16.76%	3.31%	(3.16%)	2.56%	17.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 897	$ 890	$ 914	$ 878	$ 488
Ratio of expenses to average net assets[4]	0.29%	0.27%	0.27%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.29%	0.27%	0.27%	0.26%	0.27%
Ratio of net investment income to average net assets	1.49%	1.62%	1.63%	1.95%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	1.62%	1.63%	1.95%	2.12%
Portfolio turnover	22%	25%	22%	15%	48%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 10.965	$ 10.802	$ 11.572	$ 11.647	$ 10.214
Income (loss) from investment operations:
Net investment income[2]	0.135	0.138	0.149	0.190	0.198
Net realized and unrealized gain (loss)	1.659	0.181	(0.553)	0.069	1.547
Total from investment operations	1.794	0.319	(0.404)	0.259	1.745
Less dividends and distributions from:
Net investment income	(0.170)	(0.156)	(0.224)	(0.191)	(0.122)
Net realized gain	—	—	(0.027)	(0.143)	(0.190)
Return of capital	—	—	(0.115)	—
Total dividends and distributions	(0.170)	(0.156)	(0.366)	(0.334)	(0.312)
Net asset value, end of period	$ 12.589	$ 10.965	$ 10.802	$ 11.572	$ 11.647
Total return[3]	16.36%	2.94%	(3.49%)	2.20%	17.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,798,539	$3,688,392	$3,945,825	$3,768,318	$2,544,418
Ratio of expenses to average net assets[4]	0.64%	0.62%	0.62%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.62%	0.62%	0.61%	0.62%
Ratio of net investment income to average net assets	1.14%	1.27%	1.28%	1.60%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.27%	1.28%	1.60%	1.77%
Portfolio turnover	22%	25%	22%	15%	48%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP American Preservation Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Preservation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Preservation Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Preservation Fund (the “Fund”) is to seek current income, consistent with the preservation of capital. The objective is non-fundamental and may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.35%	0.35%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.66%	1.01%
Less Fee Waiver[3]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.56%	0.91%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for a one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$57	$200	$355	$ 807
Service Class	$92	$310	$546	$1,222
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
LVIP American Preservation Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in U.S. and foreign fixed income securities (bonds). The underlying funds are American Funds Insurance Series® and American Funds® retail funds.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investments in underlying funds, the Fund's investment strategy will be to allocate in a mix of underlying funds in different combinations and weightings. The Fund pursues its objective by investing primarily in underlying funds that have a broad range of debt obligations with short term (0-5 years) and medium term (5-15 years) maturities issued by the U.S. government, securities of corporate issuers, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities. A smaller percentage of assets will be allocated to asset-backed securities and high yield securities (“junk” bonds).
At least on an annual basis, the adviser will reassess and make any necessary revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess the suitability of each underlying fund as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
2	LVIP American Preservation Fund

•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2016 at: 1.79%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2013 at: (1.59%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	5 years	Lifetime Since inception (8/29/12)
LVIP American Preservation Fund – Standard Class	1.69%	0.99%	1.02%
LVIP American Preservation Fund – Service Class	1.33%	0.63%	0.67%
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index (reflects no deductions for fees, expenses or taxes)	0.84%	0.84%	0.85%
LVIP American Preservation Fund	3

Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (”variable contracts“) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP American Preservation Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek current income consistent with the preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest in U.S. and foreign fixed income securities (“bonds”). The underlying funds are a combination of American Funds Insurance Series® and American Funds® retail funds.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investments in underlying funds, the Fund's investment strategy will be to allocate in a mix of underlying funds in different combinations and weightings. The Fund pursues its objective by investing primarily in underlying funds that have a broad range of debt obligations with short term (0-5 years) and medium term (5-15 years) maturities issued by the U.S. government, securities of corporate issuers, debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities. A smaller percentage of assets will be allocated to asset-backed securities and high yield securities (“junk” bonds).
U.S. Government Obligations are debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.
U.S. Government Agency Obligations are debt securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support.
Corporate Debt Obligations are non-convertible corporate debt securities (i.e. bonds and debentures), which are issued by companies both foreign and domestic.
U.S. Treasuries are debt securities backed by the U.S. Treasury or the full faith and credit of the U.S. government and are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market value for these securities will fluctuate with changes in interest rates.
Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.
Foreign securities include debt of foreign corporations and debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities.
At least on an annual basis, the adviser will reassess and make any necessary revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, credit quality, sector exposure, interest rate risk or duration, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess the suitability of each underlying fund as an investment.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
5

Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
6

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the ”Board“). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year) and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.15% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma and Jay Shearon are responsible for the day-to-day management of the Fund's assets.
7

Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
8

not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with ”market timing“ transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the ”Market Timing Procedures“).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of ”fair value“ pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
9

Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the ”Plan“). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (”LFD“), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, ”financial intermediaries“) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (”distribution assistance“). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.785	$ 9.755	$ 9.888	$ 9.788	$ 10.020
Income (loss) from investment operations:
Net investment income[1]	0.139	0.145	0.150	0.137	0.153
Net realized and unrealized gain (loss)	0.026	0.042	(0.119)	0.073	(0.264)
Total from investment operations	0.165	0.187	0.031	0.210	(0.111)
Less dividends and distributions from:
Net investment income	(0.152)	(0.157)	(0.164)	(0.110)	(0.121)
Total dividends and distributions	(0.152)	(0.157)	(0.164)	(0.110)	(0.121)
Net asset value, end of period	$ 9.798	$ 9.785	$ 9.755	$ 9.888	$ 9.788
Total return[2]	1.69%	1.92%	0.31%	2.14%	(1.09%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 128	$ 250	$ 81	$ 128	$ 224
Ratio of expenses to average net assets[3]	0.20%	0.18%	0.18%	0.19%	0.23%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[3]	0.30%	0.28%	0.28%	0.29%	0.35%
Ratio of net investment income to average net assets	1.40%	1.45%	1.50%	1.38%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	1.35%	1.40%	1.28%	1.42%
Portfolio turnover	30%	14%	21%	13%	55%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
11

	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net asset value, beginning of period	$ 9.786	$ 9.755	$ 9.888	$ 9.789	$ 10.018
Income (loss) from investment operations:
Net investment income[1]	0.104	0.110	0.115	0.102	0.118
Net realized and unrealized gain (loss)	0.026	0.043	(0.119)	0.073	(0.262)
Total from investment operations	0.130	0.153	(0.004)	0.175	(0.144)
Less dividends and distributions from:
Net investment income	(0.118)	(0.122)	(0.129)	(0.076)	(0.085)
Total dividends and distributions	(0.118)	(0.122)	(0.129)	(0.076)	(0.085)
Net asset value, end of period	$ 9.798	$ 9.786	$ 9.755	$ 9.888	$ 9.789
Total return[2]	1.33%	1.57%	(0.04%)	1.78%	(1.43%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$663,606	$579,941	$434,686	$301,155	$162,846
Ratio of expenses to average net assets[3]	0.55%	0.53%	0.53%	0.54%	0.58%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[3]	0.65%	0.63%	0.63%	0.64%	0.70%
Ratio of net investment income to average net assets	1.05%	1.10%	1.15%	1.03%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.95%	1.00%	1.05%	0.93%	1.07%
Portfolio turnover	30%	14%	21%	13%	55%
[1] The average shares outstanding method has been applied for per share information.
[2] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock Global Allocation V.I. Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Global Allocation V.I. Managed Risk Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.70%	0.70%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.50%	1.85%
Less Fee Waiver[3]	(0.67%)	(0.67%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.83%	1.18%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.67% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 85	$410	$757	$1,738
Service Class	$121	$518	$941	$2,119
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	1

Principal Investment Strategies
The Fund, under normal circumstances, pursues its investment objective by primarily investing in another mutual fund, the BlackRock Global Allocation V.I. Fund (the “Underlying Fund”), while seeking to stabilize the Fund’s overall portfolio volatility by employing an actively managed risk-management overlay.
The Underlying Fund invests in a portfolio of equity, debt and money market securities. Generally, the Underlying Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Underlying Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Underlying Fund mainly seeks securities that the Underlying Fund management believes are undervalued. The Underlying Fund may buy debt securities of varying maturities, debt securities paying a ﬁxed or ﬂuctuating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, debt securities convertible into equity securities, inﬂation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Underlying Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. The Underlying Fund may also invest in real estate investment trusts (“REITs”) and securities related to real assets (like real estate- or precious metals-related securities) such as stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.
When choosing investments, the Underlying Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Underlying Fund generally seeks diversiﬁcation across markets, industries and issuers as one of its strategies to reduce volatility. The Underlying Fund has no geographic limits on where it may invest. This ﬂexibility allows the Underlying Fund management to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Underlying Fund’s objective. The Underlying Fund may invest in the securities of companies of any market capitalization.
Generally, the Underlying Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Underlying Fund may emphasize foreign securities when the Underlying Fund management expects these investments to outperform U.S. securities. When choosing investment markets, the Underlying Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Underlying Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Underlying Fund may own foreign cash equivalents or foreign bank deposits as part of the Underlying Fund’s investment strategy. The Underlying Fund will also invest in non-U.S. currencies. The Underlying Fund may underweight or overweight a currency based on the Underlying Fund management team’s outlook.
The Underlying Fund’s composite Reference Benchmark has at all times since the Underlying Fund’s formation included a 40% weighting in non-U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Throughout its history, the Underlying Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Underlying Fund will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the Underlying Fund management, in which case the Underlying Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Underlying Fund considers to be companies that derive at least 50% of their revenue or proﬁts from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Underlying Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Underlying Fund may deviate very substantially from the allocation described above.
The Underlying Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Underlying Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Underlying Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Underlying Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-related instruments.
2	LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	3

•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Commodities Related Investment Risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investing in commodities, including through commodity-linked derivative instruments is speculative. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
4	LVIP BlackRock Global Allocation V.I. Managed Risk Fund

•	Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
•	Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
•	Subsidiary Risk. By investing in a subsidiary, a fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Underlying Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Underlying Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Underlying Fund.
•	Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	5

investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 4.32%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.98%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/13)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund – Standard Class	13.20%	3.84%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund – Service Class	12.81%	3.48%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	14.03%
BlackRock Global Allocation Composite* (reflects no deductions for fees, expenses or taxes)	15.75%	6.79%
*	The BlackRock Global Allocation Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 36% S&P 500® Index , 24% FTSE World (Ex US) Index, 24% ICE Bank of America Merrill Lynch 5-year U.S. Treasury Bond Index and 16% Citigroup Non-U.S. Dollar World Government Bond Index. The BlackRock Global Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.The performance of the BlackRock Global Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

6	LVIP BlackRock Global Allocation V.I. Managed Risk Fund

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
The individuals responsible for the portfolio management of the Underlying Fund are:
BlackRock Portfolio Managers	Company Title	Experience with Underlying Fund
Dennis Stattman, CFA	Managing Director	Since 2001
Dan Chamby, CFA	Managing Director	Since 2003
Russ Koesterich, CFA	Managing Director	Since 2017
David Clayton, CFA	Managing Director	Since 2017
Kent Hogshire, CFA	Director	Since 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	7

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the BlackRock Global Allocation V.I. Fund (the “Underlying Fund”), while seeking to stabilize the Fund’s overall portfolio volatility by employing an actively managed risk-management overlay.
The investment objective of the Underlying Fund is to seek high total investment return. Should the Board of Directors of the Underlying Fund determine that the investment objective of the Underlying Fund should be changed, shareholders of the Underlying Fund will be given notice before any such change is effective. However, such change can be effected without shareholder approval.
The Underlying Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Underlying Fund can invest in a particular type of security. Generally, the Underlying Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Underlying Fund has no geographic limits on where its investments may be located. This flexibility allows the Underlying Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Underlying Fund’s objective.
The Underlying Fund management also utilizes this flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. The Underlying Fund may invest in both developed and emerging markets. In addition to investing in foreign securities, the Underlying Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Underlying Fund may own foreign cash equivalents or foreign bank deposits as part of the Underlying Fund’s investment strategy. The Underlying Fund will also invest in non-U.S. currencies, however, the Underlying Fund may underweight or overweight a currency based on the Underlying Fund management’s outlook.
The Underlying Fund may also invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986.
The Underlying Fund’s composite Reference Benchmark has at all times since the Underlying Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Underlying Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Underlying Fund will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Underlying Fund management, in which case the Underlying Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Underlying Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Underlying Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Underlying Fund may deviate very substantially from the allocation described above.
The Underlying Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.
The Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Underlying Fund may also gain exposure to commodity markets by investing in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Underlying Fund. The Underlying Fund will limit its investments in the Subsidiary to 25% of its total assets.
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The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Underlying Fund. As a result, in managing the Subsidiary’s portfolio, the Subsidiary’s management is subject to the same investment policies and restrictions that apply to the management of the Underlying Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Underlying Fund’s Statement of Additional Information. The Underlying Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Directors regarding the Subsidiary’s compliance with its policies and procedures. The Underlying Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Underlying Fund.
The Underlying Fund management also provides investment management and other services to the Subsidiary, but does not receive separate compensation from the Subsidiary for providing it with such management or administrative services. However, the Underlying Fund pays management based on the Underlying Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund.
The financial statements of the Subsidiary will be consolidated with the Underlying Fund’s financial statements in the Underlying Fund’s Annual and Semi-Annual Reports. The Underlying Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the Underlying Fund’s prospectus. Please refer to the Underlying Fund’s Statement of Additional Information for additional information about the organization and management of the Subsidiary.
The Underlying Fund can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. A warrant gives the Underlying Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Underlying Fund has no obligation to exercise the warrant and buy the stock. Underlying Fund management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
The Underlying Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.
The Underlying Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. “Junk” bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Underlying Fund management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign companies, which may include corporations, partnerships, trusts or other corporate-like entities. Distressed securities are securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Underlying Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of BlackRock of equivalent quality (“Distressed Securities”). These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.
The Underlying Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Underlying Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500® Index and the CBOE Volatility Index (VIX). The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Underlying Fund’s assets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
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The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the
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obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Commodities Related Investment Risks. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. In addition, the Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative.
The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.
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Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portoflio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Subsidiary Risk. By investing in a subsidiary, a fund is indirectly exposed to the risks associated with the subsidiary’s investments. The commodity-related instruments held by the Underlying Fund’s subsidiary (the “Subsidiary”) are generally similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Underlying Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s prospectus and Statement of Additional Information (“SAI”) and could adversely affect the Underlying Fund.
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
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The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for
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futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.08% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck have primary responsibility for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
Underlying Fund Portfolio Managers	Dennis Stattman, Dan Chamby, Russ Koesterich, David Clayton, and Kent Hogshire are jointly and primarily responsible for the management of the Underlying Fund’s portfolio.
Dennis Stattman, CFA, is a Managing Director of BlackRock and is head of the Global Allocation team. He has managed the Underlying Fund since 2001. Mr. Stattman holds a B.S. from the University of Virginia, and an M.B.A., with honors, from the University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
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Dan Chamby, CFA, is a Managing Director of BlackRock and is a member of the Global Allocation team. He joined BlackRock in 1993. Mr. Chamby holds a B.A. from Duquesne University, an M.B.A. from the Wharton School of Business of the University of Pennsylvania and is a Chartered Financial Analyst® (CFA) Charterholder.
Russ Koesterich, CFA, JD, Managing Director of BlackRock and head of Asset Allocation. He is a member of the Global Allocation team within BlackRock's Multi-Asset Strategies Group since 2009. Mr. Koesterich earned a BA in history from Brandeis University, a JD from Boston College and an MBA from Columbia University. He is a CFA Charterholder.
David Clayton, CFA, JD, Managing Director of BlackRock and is a member of the Global Allocation team within BlackRock's Multi-Asset Strategies Group since 2010. He is an investment group leader, primarily responsible for coverage of the energy, real estate, autos, industrials, insurance, materials and utilities sectors. Mr. Clayton is a CFA Charterholder.
Kent Hogshire, CFA, Director of BlackRock and is a member of the Global Allocation team within BlackRock's Multi-Asset Strategies Group. He is an investment group leader, primarily responsible for global macro and thematic strategy and coverage of the industrials and transports sectors since 2006. Mr. Hogshire earned a BA degree in international affairs from Princeton University in 2000. He is a CFA Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
18

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
19

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 9.631	$ 9.480	$ 10.490	$ 10.709	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.121	0.107	0.109	0.299	0.235
Net realized and unrealized gain (loss)	1.148	0.162	(0.565)	(0.319)	0.490
Total from investment operations	1.269	0.269	(0.456)	(0.020)	0.725
Less dividends and distributions from:
Net investment income	(0.111)	(0.072)	(0.107)	(0.108)	—
Net realized gain	—	(0.046)	(0.447)	(0.091)	(0.016)
Total dividends and distributions	(0.111)	(0.118)	(0.554)	(0.199)	(0.016)
Net asset value, end of period	$ 10.789	$ 9.631	$ 9.480	$ 10.490	$10.709
Total return[4]	13.20%	2.85%	(4.32%)	(0.21%)	7.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 189	$ 170	$ 265	$ 304	$ 2,961
Ratio of expenses to average net assets[5]	0.12%	0.10%	0.11%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.79%	0.78%	0.81%	0.80%	0.84%
Ratio of net investment income to average net assets	1.17%	1.13%	1.05%	2.77%	3.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.50%	0.45%	0.35%	2.07%	2.68%
Portfolio turnover	6%	9%	8%	3%	13%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
20

	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 9.575	$ 9.459	$ 10.466	$ 10.684	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.084	0.074	0.072	0.260	0.213
Net realized and unrealized gain (loss)	1.141	0.160	(0.561)	(0.317)	0.487
Total from investment operations	1.225	0.234	(0.489)	(0.057)	0.700
Less dividends and distributions from:
Net investment income	(0.078)	(0.072)	(0.071)	(0.070)	—
Net realized gain	—	(0.046)	(0.447)	(0.091)	(0.016)
Total dividends and distributions	(0.078)	(0.118)	(0.518)	(0.161)	(0.016)
Net asset value, end of period	$ 10.722	$ 9.575	$ 9.459	$ 10.466	$ 10.684
Total return[4]	12.81%	2.50%	(4.66%)	(0.55%)	7.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,034,015	$988,969	$975,859	$806,422	$329,225
Ratio of expenses to average net assets[5]	0.47%	0.45%	0.46%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.14%	1.13%	1.16%	1.15%	1.19%
Ratio of net investment income to average net assets	0.82%	0.78%	0.70%	2.42%	3.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.15%	0.10%	0.00%	1.72%	2.33%
Portfolio turnover	6%	9%	8%	3%	13%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
21

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
22

Lincoln Variable Insurance Products Trust
LVIP MFS International Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP MFS International Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP MFS International Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP MFS International Equity Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.78%	0.78%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.71%	1.96%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.73%)	(0.73%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.98%	1.23%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$100	$467	$859	$1,957
Service Class	$126	$544	$989	$2,225
LVIP MFS International Equity Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
International Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The underlying funds may invest in companies of any market capitalization. Certain underlying funds invest primarily in foreign equity securities, including emerging market equity securities. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
Certain underlying funds may invest in the stocks of companies the underlying fund management believes to have above average earnings growth potential compared to other companies, in the stocks of companies the underlying fund management believes are undervalued compared to their perceived worth, or in a combination of growth and value companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Certain underlying funds may invest a large percentage of their assets in issuers in a single country, a small number of countries, or a particular geographic region.
Certain underlying fund’s management uses a bottom-up investment approach to buying and selling investments for such underlying fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Fund intends to allocate to underlying funds including, but not limited to, the LVIP MFS International Growth Fund (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay), MFS® Research International Portfolio (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay), and LVIP MFS Value Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to
2	LVIP MFS International Equity Managed Volatility Fund

un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information
LVIP MFS International Equity Managed Volatility Fund	3

and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2017 at: 8.96%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (7.01%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/13)
LVIP MFS International Equity Managed Volatility Fund – Standard Class	28.93%	4.24%
LVIP MFS International Equity Managed Volatility Fund – Service Class	28.61%	3.98%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	25.03%	6.16%
4	LVIP MFS International Equity Managed Volatility Fund

Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP MFS International Equity Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
International Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities (for example, common stocks or depository receipts). The underlying funds may invest in companies of any market capitalization. Certain underlying funds invest primarily in foreign equity securities, including emerging market equity securities. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
Certain underlying funds may invest in the stocks of companies the underlying fund management believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies the underlying fund management believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
Certain underlying funds may invest a large percentage of their assets in issuers in a single country, a small number of countries, or a particular geographic region.
Certain underlying fund’s management uses a bottom-up investment approach to buying and selling investments for such underlying fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds including, but not limited to, the LVIP MFS International Growth Fund (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay), MFS® Research International Portfolio (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay), and LVIP MFS Value Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
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Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.20% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
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Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
12

As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 9.069	$ 9.313	$ 9.389	$ 10.195	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.127	0.129	0.116	0.111	0.132
Net realized and unrealized gain (loss)	2.493	(0.253)	(0.102)	(0.837)	0.128
Total from investment operations	2.620	(0.124)	0.014	(0.726)	0.260
Less dividends and distributions from:
Net investment income	(0.144)	(0.120)	(0.090)	(0.080)	(0.063)
Return of capital	—	—	—	—	(0.002)
Total dividends and distributions	(0.144)	(0.120)	(0.090)	(0.080)	(0.065)
Net asset value, end of period	$ 11.545	$ 9.069	$ 9.313	$ 9.389	$10.195
Total return[4]	28.93%	(1.32%)	0.13%	(7.12%)	2.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 12	$ 9	$ 9	$ 10	$ 513
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.92%	0.92%	0.94%	0.97%	1.32%
Ratio of net investment income to average net assets	1.21%	1.40%	1.19%	1.10%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.49%	0.68%	0.45%	0.33%	0.87%
Portfolio turnover	8%	35%	5%	10%	1%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 9.072	$ 9.315	$ 9.391	$ 10.195	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.101	0.106	0.091	0.084	0.116
Net realized and unrealized gain (loss)	2.491	(0.252)	(0.101)	(0.833)	0.127
Total from investment operations	2.592	(0.146)	(0.010)	(0.749)	0.243
Less dividends and distributions from:
Net investment income	(0.118)	(0.097)	(0.066)	(0.055)	(0.046)
Return of capital	—	—	—	—	(0.002)
Total dividends and distributions	(0.118)	(0.097)	(0.066)	(0.055)	(0.048)
Net asset value, end of period	$ 11.546	$ 9.072	$ 9.315	$ 9.391	$10.195
Total return[4]	28.61%	(1.55%)	(0.13%)	(7.35%)	2.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$315,016	$214,744	$181,906	$ 94,507	$41,935
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.17%	1.17%	1.19%	1.22%	1.57%
Ratio of net investment income to average net assets	0.96%	1.15%	0.94%	0.85%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.24%	0.43%	0.20%	0.08%	0.62%
Portfolio turnover	8%	35%	5%	10%	1%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Select Core Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Select Core Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Select Core Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Select Core Equity Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.57%	0.57%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.33%	1.68%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.66%)	(0.66%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.67%	1.02%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.62% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Fund’s average daily net assets for the Standard Class (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 68	$357	$666	$1,546
Service Class	$104	$465	$851	$1,934
LVIP Select Core Equity Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay.
Select Core Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The underlying funds may invest in securities of foreign issuers, in addition to securities of domestic issuers. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds.
Certain underlying funds invest in securities of companies whose value, in the opinion of such underlying fund’s management, is not fully recognized by the public. The types of companies in which certain underlying funds may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.
Certain underlying funds invest primarily in income-producing equity securities. An emphasis on above-average income-producing equity securities tends to lead to investments in large cap “value” stocks. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Certain underlying funds also may invest in other types of equity securities and debt securities, including lower-quality debt securities.
Certain underlying fund’s management use fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Fund intends to allocate to underlying funds including, but not limited to, the Fidelity® VIP Contrafund® Portfolio (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay) and the Fidelity® VIP Equity-Income Portfolio (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2	LVIP Select Core Equity Managed Volatility Fund

SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy.
LVIP Select Core Equity Managed Volatility Fund	3

Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 6.13%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (9.08%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/13)
LVIP Select Core Equity Managed Volatility Fund – Standard Class	19.03%	8.81%
LVIP Select Core Equity Managed Volatility Fund – Service Class	18.62%	8.44%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	14.03%
4	LVIP Select Core Equity Managed Volatility Fund

Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Select Core Equity Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay.
Select Core Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities. The underlying funds may invest in securities of foreign issuers, in addition to securities of domestic issuers. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds.
Certain underlying funds invest in securities of companies whose value, in the opinion of such underlying fund’s management, is not fully recognized by the public. The types of companies in which certain underlying funds may invest include companies experiencing positive fundamental change, such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.
Certain underlying funds invest primarily in income-producing equity securities. An emphasis on above-average income-producing equity securities tends to lead to investments in large cap “value” stocks. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Certain underlying funds also may invest in other types of equity securities and debt securities, including lower-quality debt securities.
Certain underlying fund’s management use fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds including, but not limited to, the Fidelity® VIP Contrafund® Portfolio (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay) and the Fidelity® VIP Equity-Income Portfolio (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.08% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
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Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
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the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
12

As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Select Core Equity Managed Volatility Fund Standard Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 11.684	$11.081	$ 11.839	$11.459	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.138	0.112	0.119	0.141	0.224
Net realized and unrealized gain (loss)	2.086	0.619	(0.688)	0.570	1.346
Total from investment operations	2.224	0.731	(0.569)	0.711	1.570
Less dividends and distributions from:
Net investment income	(0.336)	(0.128)	(0.189)	(0.331)	(0.111)
Net realized gain	(0.086)	—	—	—	—
Total dividends and distributions	(0.422)	(0.128)	(0.189)	(0.331)	(0.111)
Net asset value, end of period	$ 13.486	$11.684	$ 11.081	$11.839	$ 11.459
Total return[4]	19.03%	6.59%	(4.81%)	6.18%	15.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 138	$ 210	$ 626	$ 448	$ 229
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expenses paid indirectly[5]	0.75%	0.75%	0.77%	0.80%	1.24%
Ratio of net investment income to average net assets	1.08%	1.03%	1.02%	1.20%	3.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	0.43%	0.38%	0.35%	0.50%	1.95%
Portfolio turnover	11%	44%	7%	6%	2%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP Select Core Equity Managed Volatility Fund Service Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 11.681	$ 11.082	$ 11.838	$ 11.459	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.094	0.076	0.078	0.100	0.202
Net realized and unrealized gain (loss)	2.082	0.612	(0.686)	0.568	1.342
Total from investment operations	2.176	0.688	(0.608)	0.668	1.544
Less dividends and distributions from:
Net investment income	(0.292)	(0.089)	(0.148)	(0.289)	(0.085)
Net realized gain	(0.086)	—	—	—
Total dividends and distributions	(0.378)	(0.089)	(0.148)	(0.289)	(0.085)
Net asset value, end of period	$ 13.479	$ 11.681	$ 11.082	$ 11.838	$ 11.459
Total return[4]	18.62%	6.22%	(5.15%)	5.81%	15.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$474,108	$450,882	$443,649	$290,592	$101,106
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expenses paid indirectly[5]	1.10%	1.10%	1.12%	1.15%	1.59%
Ratio of net investment income to average net assets	0.73%	0.68%	0.67%	0.85%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	0.08%	0.03%	0.00%	0.15%	1.60%
Portfolio turnover	11%	44%	7%	6%	2%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA Large Cap Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Large Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.23%	0.23%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.00%	1.25%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.52%)	(0.52%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.48%	0.73%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.47% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$49	$266	$500	$1,174
Service Class	$74	$344	$635	$1,462
LVIP SSGA Large Cap Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the LVIP SSGA S&P 500 Index Fund, an affiliate of the adviser, (the “Underlying Fund”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of investments that provide exposure to large capitalization U.S. companies.
The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large US company stock performance. The market capitalization range of the S&P 500® Index was $2.5 billion to $914.0 billion as of March 31, 2018. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The S&P 500® Index consists of the common stocks of 500 major corporations selected according to:
•	size;
•	frequency and ease by which their stocks trade; and
•	range and diversity of the American economy.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*	“Standard & Poor's®”, “S&P 500®”, “Standard & Poor's 500®” and “500” are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2	LVIP SSGA Large Cap Managed Volatility Fund

SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Large Cap Company Risk. The Fund or an underlying fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, an underlying fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the
LVIP SSGA Large Cap Managed Volatility Fund	3

investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2017 at: 6.51%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.86%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/13)
LVIP SSGA Large Cap Managed Volatility Fund – Standard Class	21.09%	9.08%
LVIP SSGA Large Cap Managed Volatility Fund – Service Class	20.79%	8.81%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	14.03%
Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
The individuals responsible for the Fund’s investment into the Underlying Fund are:
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since April 2018
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016
The individuals responsible for the Fund’s managed volatility strategy are:
4	LVIP SSGA Large Cap Managed Volatility Fund

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
The individuals responsible for the portfolio management of the Underlying Fund are:
SSGA FM Portfolio Managers	Company Title	Experience with Underlying Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Keith Richardson	Principal	Since May 2018
Karl Schneider, CAIA	Managing Director	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA Large Cap Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the LVIP SSGA S&P 500 Index Fund, an affiliate of the adviser, (the “Underlying Fund”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay. The Fund, under normal circumstances, invests at least 80% of its assets in a portfolio of investments that provide exposure to large capitalization U.S. companies.
The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. This objective is non-fundamental and may be changed without shareholder approval.
The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large US company stock performance. The market capitalization range of the S&P 500® Index was $2.5 billion to $914.0 billion as of March 31, 2018. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The S&P 500® Index consists of the common stocks of 500 major corporations selected according to:
•	size;
•	frequency and ease by which their stocks trade; and
•	range and diversity of the American economy.
The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.
*	“Standard & Poor's®”, “S&P 500®”, “Standard & Poor's 500®” and “500” are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
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The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to large capitalization U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Large Cap Company Risk. The Fund or an underlying fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, an underlying fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
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Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.23% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
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Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
Underlying Fund Portfolio Managers	The Underlying Fund is managed by the Global Equity Beta Solutions Team of SSGA. Michael Feehily, Keith Richardson, and Karl Schneider are responsible for the day-to-day management of the Underlying Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Keith Richardson is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. He currently manages a variety of U.S. and international equity funds including an assortment of ETFs, smart beta and tax- efficient portfolios. Prior to his current role, Mr. Richardson spent 9 years as a portfolio manager in SSGA’s Direct Implementation Group where he managed both U.S. active quantitative strategies and passive global REITs. He has been working with SSGA since 1999 and has been working in the investment management field since 1997. Mr. Richardson holds a Bachelor of Science in Finance from Bentley University and a Master of Business Administration with a Finance concentration from the Sawyer School of Management at Suffolk University.
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Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
12

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 11.584	$10.890	$ 11.676	$11.194	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.223	0.217	0.221	0.287	0.310
Net realized and unrealized gain (loss)	2.221	0.677	(0.822)	0.442	1.032
Total from investment operations	2.444	0.894	(0.601)	0.729	1.342
Less dividends and distributions from:
Net investment income	(0.230)	(0.200)	(0.185)	(0.247)	(0.148)
Return of capital	—	—	—	—	— [4]
Total dividends and distributions	(0.230)	(0.200)	(0.185)	(0.247)	(0.148)
Net asset value, end of period	$ 13.798	$11.584	$ 10.890	$11.676	$ 11.194
Total return[5]	21.09%	8.20%	(5.16%)	6.49%	13.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 53	$ 46	$ 43	$ 13	$ 115
Ratio of expenses to average net assets[6]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	0.76%	0.77%	0.79%	0.83%	1.41%
Ratio of net investment income to average net assets	1.75%	1.95%	1.96%	2.54%	4.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.43%	1.42%	1.96%	3.21%
Portfolio turnover	5%	6%	12%	8%	8%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Return of capital distributions of $2 were made by the Fund’s Standard Class, which calculated to de minimis amounts of $0.000 per share.
[5] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 11.582	$ 10.890	$ 11.675	$ 11.193	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.192	0.189	0.195	0.265	0.298
Net realized and unrealized gain (loss)	2.217	0.675	(0.824)	0.435	1.025
Total from investment operations	2.409	0.864	(0.629)	0.700	1.323
Less dividends and distributions from:
Net investment income	(0.199)	(0.172)	(0.156)	(0.218)	(0.130)
Return of capital	—	—	—	—	— [4]
Total dividends and distributions	(0.199)	(0.172)	(0.156)	(0.218)	(0.130)
Net asset value, end of period	$ 13.792	$ 11.582	$ 10.890	$ 11.675	$ 11.193
Total return[5]	20.79%	7.93%	(5.39%)	6.23%	13.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$404,167	$287,777	$187,128	$106,260	$ 27,652
Ratio of expenses to average net assets[6]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[6]	1.01%	1.02%	1.04%	1.08%	1.66%
Ratio of net investment income to average net assets	1.50%	1.70%	1.71%	2.29%	4.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	1.18%	1.17%	1.71%	2.97%
Portfolio turnover	5%	6%	12%	8%	8%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Return of capital distributions of $514 were made by the Fund’s Service Class, which calculated to de minimis amounts of $0.000 per share.
[5] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP SSGA SMID Cap Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA SMID Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.90%	0.90%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.37%	0.37%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.34%	1.59%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.72%)	(0.72%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.62%	0.87%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.67% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$63	$353	$665	$1,549
Service Class	$89	$431	$797	$1,827
LVIP SSGA SMID Cap Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
SMID Cap Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to small and medium capitalization U.S. companies. Small and medium capitalization companies are defined as those U.S. companies whose market capitalization (ranked in accordance with the Russell 2500TM Index) is: (i) less than the 500th U.S. company as ranked by market capitalization, and (ii) greater than or equal to the 2500th U.S. company as ranked by market capitalization. The underlying funds also may invest in stock index futures as a substitute for a comparable market position in the securities included in their benchmark index.
Certain underlying funds seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index which emphasizes stocks of small or mid-sized U.S. companies.
Certain underlying funds invest primarily, under normal circumstances, in equities of mid-sized U.S. companies. Such underlying funds seek to replicate a mid-cap index; however, if it is not practical under the circumstances, the underlying funds may not invest in every security in the mid-cap index.
The adviser will periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Fund intends to allocate to underlying funds including, but not limited to, the LVIP SSGA Small-Cap Index Fund (in an amount initially expected to be 80% of the portion of the Fund’s assets not subject to the overlay) and the LVIP SSGA Mid-Cap Index Fund (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
*	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® and Russell 3000® are trademarks of Russell Investment Group.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
2	LVIP SSGA SMID Cap Managed Volatility Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP SSGA SMID Cap Managed Volatility Fund	3

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at: 7.37%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (11.53%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/13)
LVIP SSGA SMID Cap Managed Volatility Fund – Standard Class	14.16%	7.48%
LVIP SSGA SMID Cap Managed Volatility Fund – Service Class	13.87%	7.21%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	14.65%	12.43%
Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
4	LVIP SSGA SMID Cap Managed Volatility Fund

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA SMID Cap Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.
SMID Cap Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to small and medium capitalization U.S. companies. Small and medium capitalization companies are defined as those U.S. companies whose market capitalization (ranked in accordance with the Russell 2500TM Index) is: (i) less than the 500th U.S. company as ranked by market capitalization, and (ii) greater than or equal to the 2500th U.S. company as ranked by market capitalization. As of March 31, 2018, this range would include companies with capitalizations between $144 million and $6.0 billion.
The underlying funds also may invest in stock index futures as a substitute for a comparable market position in the securities included in their benchmark index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the underlying funds to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the underlying fund has not yet invested new shareholder money.
Certain underlying funds seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index which emphasizes stocks of small U.S. companies. Certain underlying funds seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index which emphasizes stocks of mid-sized U.S. companies.
Certain underlying funds invest primarily, under normal circumstances, in equities of mid-sized U.S. companies. Such underlying funds seek to replicate a mid-cap index; however, if it is not practical under the circumstances, the underlying funds may not invest in every security in the mid-cap index.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds including, but not limited to, the LVIP SSGA Small-Cap Index Fund (in an amount initially expected to be 80% of the portion of the Fund’s assets not subject to the overlay) and the LVIP SSGA Mid-Cap Index Fund (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
*	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® and Russell 3000® are trademarks of Russell Investment Group.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to small and medium capitalization U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size
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and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
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Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.23% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
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Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
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An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
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The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
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If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 11.780	$ 10.323	$ 11.396	$ 11.685	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.110	0.131	0.099	0.105	0.154
Net realized and unrealized gain (loss)	1.559	1.459	(1.087)	(0.268)	1.653
Total from investment operations	1.669	1.590	(0.988)	(0.163)	1.807
Less dividends and distributions from:
Net investment income	(0.174)	(0.133)	(0.085)	(0.126)	(0.122)
Return of capital	—	—	—	—	— [4]
Total dividends and distributions	(0.174)	(0.133)	(0.085)	(0.126)	(0.122)
Net asset value, end of period	$ 13.275	$ 11.780	$ 10.323	$ 11.396	$ 11.685
Total return[5]	14.16%	15.40%	(8.68%)	(1.40%)	18.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 127	$ 160	$ 174	$ 96	$ 158
Ratio of expenses to average net assets[6]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenseswaived/reimbursed[6]	0.96%	0.97%	0.99%	1.03%	1.58%
Ratio of net investment income to average net assets	0.89%	1.24%	0.88%	0.93%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.18%	0.52%	0.14%	0.15%	0.76%
Portfolio turnover	4%	22%	6%	7%	9%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Return of capital distributions of $1 was made by the Fund’s Standard Class, which calculated to de minimis amounts of $0.000 per share.
[5] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended				5/1/2013 [2] to 12/31/2013
	12/31/2017	12/31/2016 [1]	12/31/2015	12/31/2014
Net asset value, beginning of period	$ 11.778	$ 10.324	$ 11.396	$ 11.684	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.079	0.106	0.071	0.077	0.139
Net realized and unrealized gain (loss)	1.556	1.454	(1.085)	(0.267)	1.648
Total from investment operations	1.635	1.560	(1.014)	(0.190)	1.787
Less dividends and distributions from:
Net investment income	(0.143)	(0.106)	(0.058)	(0.098)	(0.103)
Return of capital	—	—	—	—	— [4]
Total dividends and distributions	(0.143)	(0.106)	(0.058)	(0.098)	(0.103)
Net asset value, end of period	$ 13.270	$ 11.778	$ 10.324	$ 11.396	$ 11.684
Total return[5]	13.87%	15.11%	(8.91%)	(1.63%)	17.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$401,354	$293,408	$190,752	$ 99,047	$ 29,197
Ratio of expenses to average net assets[6]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.21%	1.22%	1.24%	1.28%	1.83%
Ratio of net investment income to average net assets	0.64%	0.99%	0.63%	0.68%	1.84%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.07%)	0.27%	(0.11%)	(0.10%)	0.51%
Portfolio turnover	4%	22%	6%	7%	9%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Return of capital distributions of $104 was made by the Fund’s Service Class, which calculated to de minimis amounts of $0.000 per share.
[5] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP American Century Select Mid Cap Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP American Century Select Mid Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.84%	0.84%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.66%	2.01%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.76%)	(0.76%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.90%	1.25%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.06% of the Fund’s average daily net assets for the Standard Class (and 0.41% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 92	$450	$ 832	$1,903
Service Class	$128	$558	$1,014	$2,278
LVIP American Century Select Mid Cap Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to mid capitalization securities.
Select Mid Cap Strategy. The Fund, through the underlying funds, invests primarily in medium size companies. Certain underlying funds may invest in securities of foreign companies when these securities meet such underlying fund’s portfolio manager’s standards of selection.
The Fund intends to allocate to underlying funds including, but not limited to, the American Century VP Mid Cap Value Fund (in an amount initially expected to be 80% of the portion of the Fund’s assets not subject to the overlay) and the American Century VP Capital Appreciation Fund (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Certain underlying funds invest in securities of medium capitalization companies, as defined by such underlying fund’s management as those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 and smallest 100 such companies. Such underlying fund’s management intends to manage the underlying fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. Though market capitalization may change from time to time, as of March 31, 2018, the capitalization ranges of the Russell 3000® Index, excluding the largest 100 and smallest 100 companies, and the Russell Midcap® Index, were approximately $160 million to $60 billion and $2.4 billion to $29.4 billion, respectively. In selecting stocks for certain underlying fund, the underlying fund’s management looks for companies whose stock price may not reflect the company’s value. Certain underlying fund’s management attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.
Certain underlying funds invest in stocks of medium-sized and smaller companies that such underlying fund’s management believes will increase in value over time, using an investment strategy developed by such underlying fund’s management. Such underlying fund’s management makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Certain underlying fund’s management’s principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. In addition to accelerating growth, certain underlying funds also consider companies demonstrating price strength relative to their peers. Certain underlying funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
*	Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 3000® and Russell Midcap® are trademarks of Russell Investment Group.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement
2	LVIP American Century Select Mid Cap Managed Volatility Fund

the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of a underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
LVIP American Century Select Mid Cap Managed Volatility Fund	3

•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at: 5.47%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.28%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (1/2/14)
LVIP American Century Select Mid Cap Managed Volatility Fund – Standard Class	13.79%	10.14%
LVIP American Century Select Mid Cap Managed Volatility Fund – Service Class	13.39%	9.76%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	13.34%	10.42%
4	LVIP American Century Select Mid Cap Managed Volatility Fund

Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
The individuals responsible for the Fund’s investment into the Underlying Fund and the managed volatility strategy are:
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP American Century Select Mid Cap Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to mid capitalization securities.
Select Mid Cap Strategy. The Fund, through the underlying funds, invests primarily in medium size companies. Certain underlying funds may invest in securities of foreign companies when these securities meet such underlying fund’s portfolio manager’s standards of selection.
The Fund intends to allocate to underlying funds including, but not limited to, the American Century VP Mid Cap Value Fund (in an amount initially expected to be 80% of the portion of the Fund’s assets not subject to the overlay) and the American Century VP Capital Appreciation Fund (in an amount initially expected to be 20% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Certain underlying funds invest in securities of medium capitalization companies, as defined by such underlying fund’s management as those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 and smallest 100 such companies. Such underlying fund’s management intends to manage the underlying fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index. Though market capitalization may change from time to time, as of March 31, 2018, the capitalization ranges of the Russell 3000® Index, excluding the largest 100 and smallest 100 companies, and the Russell Midcap® Index, were approximately $160 million to $60 billion and $2.4 billion to $29.4 billion, respectively. In selecting stocks for certain underlying fund, the underlying fund’s management looks for companies whose stock price may not reflect the company’s value. Certain underlying fund’s management attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.
Certain underlying funds invest in stocks of medium-sized and smaller companies that such underlying fund’s management believes will increase in value over time, using an investment strategy developed by such underlying fund’s management. Such underlying fund’s management makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Certain underlying fund’s management’s principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. In addition to accelerating growth, certain underlying funds also consider companies demonstrating price strength relative to their peers. Certain underlying funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
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A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in mid capitalization companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of a underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Short Sale Risk. Short sale strategies entail certain unique risks. When selling a security short, the Fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.
In addition, if the Fund had to deliver the securities sold short when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited because the security’s value cannot drop below zero. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.06% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
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Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
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not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
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Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 12.418	$ 10.706	$ 11.348	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.154	0.164	0.177	0.116
Net realized and unrealized gain (loss)	1.552	1.740	(0.618)	1.300
Total from investment operations	1.706	1.904	(0.441)	1.416
Less dividends and distributions from:
Net investment income	(0.167)	(0.192)	(0.201)	(0.068)
Net realized gain	(0.156)	—	—	—
Total dividends and distributions	(0.323)	(0.192)	(0.201)	(0.068)
Net asset value, end of period	$ 13.801	$ 12.418	$ 10.706	$ 11.348
Total return[4]	13.79%	17.83%	(3.91%)	14.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 15	$ 13	$ 11	$ 12
Ratio of expenses to average net assets[5]	0.06%	0.04%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expenses paid indirectly[5]	0.81%	0.83%	0.85%	0.95%
Ratio of net investment income to average net assets	1.17%	1.43%	1.57%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	0.42%	0.64%	0.72%	0.16%
Portfolio turnover	7%	28%	15%	7%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 12.420	$ 10.708	$ 11.349	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.108	0.125	0.137	0.084
Net realized and unrealized gain (loss)	1.545	1.739	(0.616)	1.293
Total from investment operations	1.653	1.864	(0.479)	1.377
Less dividends and distributions from:
Net investment income	(0.121)	(0.152)	(0.162)	(0.028)
Net realized gain	(0.156)	—	—	—
Total dividends and distributions	(0.277)	(0.152)	(0.162)	(0.028)
Net asset value, end of period	$ 13.796	$ 12.420	$ 10.708	$ 11.349
Total return[4]	13.39%	17.43%	(4.24%)	13.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$367,232	$259,496	$159,660	$ 88,120
Ratio of expenses to average net assets[5]	0.41%	0.39%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expenses paid indirectly[5]	1.16%	1.18%	1.20%	1.30%
Ratio of net investment income to average net assets	0.82%	1.08%	1.22%	0.76%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	0.07%	0.29%	0.37%	(0.19%)
Portfolio turnover	7%	28%	15%	7%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Blended Core Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Blended Core Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Blended Core Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Blended Core Equity Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.64%	0.64%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.68%	0.68%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.39%	1.74%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.71%)	(0.71%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.68%	1.03%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.64% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.00% of the Fund’s average daily net assets for the Standard Class (and 0.35% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 69	$370	$693	$1,608
Service Class	$105	$479	$878	$1,994
LVIP Blended Core Equity Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. Under normal circumstances, the Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, under normal circumstances, invest at least 80% of their assets in equity securities. The Fund also seeks to control the level of portfolio volatility by employing an actively managed risk-management overlay.
Blended Core Equity Strategy. The Fund, through underlying funds, invests primarily in equity securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large-capitalization issuers.
The Fund, through the underlying funds, invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers, either directly or through depositary receipts. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds. Certain underlying funds also may invest in short sales. Certain underlying funds also may invest, to a limited extent, in derivatives consistent with their investment program, such as futures contracts. Certain underlying funds may lend their portfolio securities to generate additional income.
In selecting securities, certain underlying funds look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. Certain underlying funds also may invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. Certain underlying funds use a disciplined portfolio construction process whereby they weight each sector and industry approximately the same as the S&P 500® Index. Certain underlying funds also may purchase stocks that are not in the S&P 500® Index, but it is expected that a majority of such underlying funds’ total assets will be invested in stocks that are in the index at the time of purchase.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy.
The Fund intends to allocate to underlying funds including, but not limited to, the ClearBridge Variable Appreciation Portfolio (in an amount initially expected to be 60% of the portion of the Fund’s assets not subject to the overlay) and the T. Rowe Price Capital Opportunity Fund (in an amount initially expected to be 40% of the portion of the Fund’s assets not subject to the overlay). The allocation to the underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2	LVIP Blended Core Equity Managed Volatility Fund

SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
LVIP Blended Core Equity Managed Volatility Fund	3

•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
•	Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2017 at: 6.51%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.58%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (1/2/14)
LVIP Blended Core Equity Managed Volatility Fund – Standard Class	21.04%	7.77%
LVIP Blended Core Equity Managed Volatility Fund – Service Class	20.61%	7.39%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	11.99%
4	LVIP Blended Core Equity Managed Volatility Fund

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Blended Core Equity Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. Under normal circumstances, the Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, under normal circumstances, invest at least 80% of their assets in equity securities. The Fund also seeks to control the level of portfolio volatility by employing an actively managed risk-management overlay.
Blended Core Equity Strategy. The Fund, through underlying funds, invests primarily in equity securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large-capitalization issuers.
The Fund, through the underlying funds, invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers, either directly or through depositary receipts. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds. Certain underlying funds also may invest in short sales. Certain underlying funds also may invest, to a limited extent, in derivatives consistent with their investment program, such as futures contracts. Certain underlying funds may lend their portfolio securities to generate additional income.
In selecting securities, certain underlying funds look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. Certain underlying funds also may invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. Certain underlying funds use a disciplined portfolio construction process whereby they weight each sector and industry approximately the same as the S&P 500® Index. Certain underlying funds also may purchase stocks that are not in the S&P 500® Index, but it is expected that a majority of such underlying funds’ total assets will be invested in stocks that are in the index at the time of purchase.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds including, but not limited to, the ClearBridge Variable Appreciation Portfolio (in an amount initially expected to be 60% of the portion of the Fund’s assets not subject to the overlay) and the T. Rowe Price Capital Opportunity Fund (in an amount initially expected to be 40% of the portion of the Fund’s assets not subject to the overlay). The allocation to the underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
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SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for
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futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Short Sale Risk. Short sale strategies entail certain unique risks. When selling a security short, the Fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.
In addition, if the Fund had to deliver the securities sold short when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited because the security’s value cannot drop below zero. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.00% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for determining the allocation to, and oversight of, the Fund's sub-advisers.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
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Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do
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not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
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Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Blended Core Equity Managed Volatility Fund Standard Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 10.672	$ 9.913	$ 10.501	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.136	0.154	0.139	0.258
Net realized and unrealized gain (loss)	2.110	0.741	(0.550)	0.375
Total from investment operations	2.246	0.895	(0.411)	0.633
Less dividends and distributions from:
Net investment income	(0.174)	(0.136)	(0.120)	(0.132)
Net realized gain	—	—	(0.057)	—
Total dividends and distributions	(0.174)	(0.136)	(0.177)	(0.132)
Net asset value, end of period	$ 12.744	$10.672	$ 9.913	$10.501
Total return[4]	21.04%	9.03%	(3.90%)	6.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 96	$ 86	$ 83	$ 76
Ratio of expenses to average net assets[5]	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursedand expenses paid indirectly[5]	0.70%	0.71%	0.74%	0.88%
Ratio of net investment income to average net assets	1.15%	1.50%	1.35%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expenses paid indirectly	0.45%	0.79%	0.61%	1.67%
Portfolio turnover	9%	35%	10%	6%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to -day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
14

	LVIP Blended Core Equity Managed Volatility Fund Service Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 10.672	$ 9.914	$ 10.502	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.094	0.119	0.103	0.229
Net realized and unrealized gain (loss)	2.106	0.739	(0.550)	0.368
Total from investment operations	2.200	0.858	(0.447)	0.597
Less dividends and distributions from:
Net investment income	(0.133)	(0.100)	(0.084)	(0.095)
Net realized gain	—	—	(0.057)	—
Total dividends and distributions	(0.133)	(0.100)	(0.141)	(0.095)
Net asset value, end of period	$ 12.739	$ 10.672	$ 9.914	$10.502
Total return[4]	20.61%	8.65%	(4.24%)	5.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,880	$232,038	$130,907	$64,617
Ratio of expenses to average net assets[5]	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[5]	1.05%	1.06%	1.09%	1.23%
Ratio of net investment income to average net assets	0.80%	1.15%	1.00%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.10%	0.44%	0.26%	1.32%
Portfolio turnover	9%	35%	10%	6%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
16

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Value Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Value Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.59%	0.59%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.31%	1.66%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.67%)	(0.67%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.64%	0.99%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.62% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.05% of the Fund’s average daily net assets for the Standard Class (and 0.40% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 65	$350	$655	$1,523
Service Class	$101	$458	$840	$1,912
LVIP Franklin Templeton Value Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay.
Value Strategy. The underlying funds are Franklin-affiliated funds. The underlying funds invest in equity securities, including common stock (generally value stocks), preferred stock, or securities convertible into common or preferred stock. Certain underlying funds also may invest in debt securities of all types, including debt securities that are rated below investment grade (also known as “junk” bonds) and mortgage-backed securities.
Certain underlying funds invest in equity securities of U.S. or foreign companies that the underlying fund’s management believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds. To a lesser extent, certain underlying funds also may invest in merger arbitrage securities and the debt and equity of distressed companies. Certain underlying funds also may, from time to time, attempt to hedge against market risk using a variety of derivatives.
Certain underlying funds invest in a broadly diversified portfolio of equity securities that the underlying fund’s management considers to be financially strong, with a focus on “blue chip” companies. Certain underlying funds invest predominantly in equity securities of financially sound companies that have paid consistently rising dividends. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.
Certain underlying funds invest in a diversified portfolio of debt and equity securities and may shift from one asset class to another based on the underlying fund management’s analysis of the best opportunities for the underlying fund in a given market. Certain underlying funds may invest in below investment grade debt securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Fund intends to allocate to underlying funds including, but not limited to, the Franklin Mutual Shares VIP Fund (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay), Franklin Income Fund (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay), Franklin Growth and Income VIP Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay), and Franklin Rising Dividends VIP Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
2	LVIP Franklin Templeton Value Managed Volatility Fund

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the
LVIP Franklin Templeton Value Managed Volatility Fund	3

issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
•	Merger Arbitrage Risk: A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the fund.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP Franklin Templeton Value Managed Volatility Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at: 4.59%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (9.12%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (1/2/14)
LVIP Franklin Templeton Value Managed Volatility Fund – Standard Class	11.20%	4.59%
LVIP Franklin Templeton Value Managed Volatility Fund – Service Class	10.82%	4.23%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	11.99%
Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
LVIP Franklin Templeton Value Managed Volatility Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Franklin Templeton Value Managed Volatility Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay.
Value Strategy. The underlying funds are Franklin funds. The underlying funds invest in equity securities, including common stock (generally value stocks), preferred stock, or securities convertible into common or preferred stock. Certain underlying funds also may invest in debt securities of all types, including debt securities that are rated below investment grade (also known as “junk” bonds) and mortgage-backed securities.
Certain underlying funds also may invest in foreign securities, either directly or through depositary receipts. Certain underlying funds invest in equity securities of U.S. or foreign companies that the underlying fund’s management believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds. To a lesser extent, certain underlying funds also may invest in merger arbitrage securities and the debt and equity of distressed companies. Certain underlying funds also may, from time to time, attempt to hedge against market risk using a variety of derivatives. For purposes of pursuing their investment goals, certain underlying funds may enter into currency-related transactions involving certain derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow certain underlying funds to obtain net long or net negative (short) exposure to selected currencies. Certain underlying funds may also enter into various other transactions involving derivatives, including put and call options on equity securities and swap agreements (which may include total return and credit default swaps). Certain underlying funds may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors.
Certain underlying funds invest in a broadly diversified portfolio of equity securities that the underlying fund’s management considers to be financially strong, with a focus on “blue chip” companies. Certain underlying funds invest predominantly in equity securities of financially sound companies that have paid consistently rising dividends. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.
Certain underlying funds invest in a diversified portfolio of debt and equity securities and may shift from one asset class to another based on the underlying fund management’s analysis of the best opportunities for the underlying fund in a given market. Certain underlying funds may invest substantially all of their assets in below investment grade debt securities.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Fund intends to allocate to underlying funds including, but not limited to, the Franklin Mutual Shares VIP Fund (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay), Franklin Income Fund (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay), Franklin Growth and Income VIP Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay), and Franklin Rising Dividends VIP Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
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SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
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Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portoflio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Merger Arbitrage Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for
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futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.03% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
14

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 9.923	$ 9.258	$ 10.315	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.324	0.273	0.356	0.292
Net realized and unrealized gain (loss)	0.789	0.769	(1.151)	0.179
Total from investment operations	1.113	1.042	(0.795)	0.471
Less dividends and distributions from:
Net investment income	(0.368)	(0.249)	(0.262)	(0.156)
Net realized gain	—	(0.128)	—	—
Total dividends and distributions	(0.368)	(0.377)	(0.262)	(0.156)
Net asset value, end of period	$ 10.668	$ 9.923	$ 9.258	$10.315
Total return[4]	11.20%	11.35%	(7.72%)	4.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 38	$ 34	$ 31	$ 30
Ratio of expenses to average net assets[5]	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	0.72%	0.74%	0.81%
Ratio of net investment income to average net assets	3.09%	2.88%	3.49%	2.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.43%	2.21%	2.79%	2.08%
Portfolio turnover	7%	45%	11%	15%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 9.925	$ 9.262	$ 10.316	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.287	0.241	0.318	0.261
Net realized and unrealized gain (loss)	0.788	0.766	(1.146)	0.173
Total from investment operations	1.075	1.007	(0.828)	0.434
Less dividends and distributions from:
Net investment income	(0.332)	(0.216)	(0.226)	(0.118)
Net realized gain	—	(0.128)	—	—
Total dividends and distributions	(0.332)	(0.344)	(0.226)	(0.118)
Net asset value, end of period	$ 10.668	$ 9.925	$ 9.262	$10.316
Total return[4]	10.82%	10.95%	(8.03%)	4.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$336,469	$280,015	$180,144	$93,679
Ratio of expenses to average net assets[5]	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.06%	1.07%	1.09%	1.16%
Ratio of net investment income to average net assets	2.74%	2.53%	3.14%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.08%	1.86%	2.44%	1.73%
Portfolio turnover	7%	45%	11%	15%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP Invesco Select Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Invesco Select Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Invesco Select Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Invesco Select Equity Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.43%	0.43%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.18%	1.53%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.61%)	(0.61%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.57%	0.92%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.51% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.14% of the Fund’s average daily net assets for the Standard Class (and 0.49% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$59	$315	$592	$1,382
Service Class	$94	$425	$778	$1,776
LVIP Invesco Select Equity Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities.The Fund intends to allocate to underlying funds including, but not limited to, the Invesco V.I. Equally-Weighted S&P 500 Fund (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay) and the Invesco V.I. Comstock Fund (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
The Fund, through the underlying funds, invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers, which may include securities of issuers located in emerging market countries (i.e., those that are in the initial stages of their industrial cycles) or depositary receipts. Certain underlying funds may also invest, to a limited extent, in high-quality short-term debt securities and in investment grade corporate debt securities. Certain underlying funds may also invest in derivative instruments, including forward foreign currency contracts and futures contracts.
Certain underlying funds invest in a diversified portfolio of common stocks represented in the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500® Index”). Such underlying funds generally invest in each common stock included in the S&P 500® Index in approximately equal proportions. This approach differs from the S&P 500® Index because stocks in the S&P 500® Index are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500® Index represent approximately 50% of the S&P 500® Index’s value; however, these same 50 companies represent roughly 10% of such underlying fund’s value.
Certain underlying funds may invest in securities of issuers of any market capitalization; however, a substantial number of the issuers in which the underlying funds invest are large-capitalization issuers. A security’s potential for growth and income is the primary focus for the adviser to a certain underlying fund. Such underlying fund’s management emphasizes a value style of investing, seeking well-established, undervalued companies that have identifiable factors that might lead to improved valuations.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to
2	LVIP Invesco Select Equity Managed Volatility Fund

un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the
LVIP Invesco Select Equity Managed Volatility Fund	3

investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2017 at: 6.45%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (9.43%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (1/2/14)
LVIP Invesco Select Equity Managed Volatility Fund – Standard Class	18.08%	4.72%
LVIP Invesco Select Equity Managed Volatility Fund – Service Class	17.66%	4.35%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	11.99%
Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
The individuals responsible for the Fund’s investment into the Underlying Fund are:
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016
The individuals responsible for the Fund’s managed volatility strategy are:
4	LVIP Invesco Select Equity Managed Volatility Fund

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Invesco Select Equity Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities.
The Fund intends to allocate to underlying funds including, but not limited to, the Invesco V.I. Equally-Weighted S&P 500 Fund (in an amount initially expected to be 70% of the portion of the Fund’s assets not subject to the overlay) and the Invesco V.I. Comstock Fund (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.
The Fund, through the underlying funds, invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers, which may include securities of issuers located in emerging market countries (i.e., those that are in the initial stages of their industrial cycles) or depositary receipts. Certain underlying funds may also invest, to a limited extent, in high-quality short-term debt securities and in investment grade corporate debt securities. Certain underlying funds may also invest in derivative instruments, including forward foreign currency contracts and futures contracts.
Certain underlying funds invest in a diversified portfolio of common stocks represented in the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500® Index”). Such underlying funds generally invest in each common stock included in the S&P 500® Index in approximately equal proportions. This approach differs from the S&P 500® Index because stocks in the S&P 500® Index are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500® Index represent approximately 50% of the S&P 500® Index’s value; however, these same 50 companies represent roughly 10% of such underlying fund’s value.
Certain underlying funds may invest in securities of issuers of any market capitalization; however, a substantial number of the issuers in which the underlying funds invest are large-capitalization issuers. A security’s potential for growth and income is the primary focus for the adviser to a certain underlying fund. Such underlying fund’s management emphasizes a value style of investing, seeking well-established, undervalued companies that have identifiable factors that might lead to improved valuations.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
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SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These
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actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.14% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
12

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
13

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 9.794	$ 9.307	$ 10.376	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.111	0.070	0.213	0.187
Net realized and unrealized gain (loss)	1.659	0.511	(1.104)	0.298
Total from investment operations	1.770	0.581	(0.891)	0.485
Less dividends and distributions from:
Net investment income	(0.196)	(0.094)	(0.178)	(0.109)
Total dividends and distributions	(0.196)	(0.094)	(0.178)	(0.109)
Net asset value, end of period	$ 11.368	$ 9.794	$ 9.307	$10.376
Total return[4]	18.08%	6.24%	(8.59%)	4.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 97	$ 88	$ 87	$ 90
Ratio of expenses to average net assets[5]	0.14%	0.10%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.74%	0.75%	0.76%	0.84%
Ratio of net investment income to average net assets	1.06%	0.75%	2.12%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.46%	0.10%	1.36%	1.00%
Portfolio turnover	12%	84%	10%	10%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Invesco Select Equity Managed Volatility Fund Service Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 9.794	$ 9.310	$ 10.377	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.074	0.037	0.177	0.155
Net realized and unrealized gain (loss)	1.656	0.509	(1.101)	0.294
Total from investment operations	1.730	0.546	(0.924)	0.449
Less dividends and distributions from:
Net investment income	(0.159)	(0.062)	(0.143)	(0.072)
Total dividends and distributions	(0.159)	(0.062)	(0.143)	(0.072)
Net asset value, end of period	$ 11.365	$ 9.794	$ 9.310	$10.377
Total return[4]	17.66%	5.86%	(8.91%)	4.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$147,732	$132,618	$119,309	$75,250
Ratio of expenses to average net assets[5]	0.49%	0.45%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.09%	1.10%	1.11%	1.19%
Ratio of net investment income to average net assets	0.71%	0.40%	1.77%	1.49%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.11%	(0.25%)	1.01%	0.65%
Portfolio turnover	12%	84%	10%	10%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Invesco Diversified  Equity-Income Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (the “Fund”) is to seek capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.62%	0.62%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.29%	1.64%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.60%)	(0.60%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	1.04%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.55% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.07% of the Fund’s average daily net assets for the Standard Class (and 0.42% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 71	$350	$651	$1,507
Service Class	$106	$459	$836	$1,896
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.
The underlying funds primarily are Invesco Funds. The underlying funds invest in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. Under normal circumstances, the Fund, through underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities.
Equity-Income Strategy. The Fund, through underlying funds, invests in equity and income securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large-capitalization issuers.
The Fund, through underlying funds, invests a large percentage of its assets in income-producing equity investments, although it may also invest in non-income producing equities. Certain underlying funds also may invest in investment grade debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the underlying fund’s objectives. Certain underlying funds also may invest in real estate investment trusts (“REITs”), and securities of foreign issuers or depositary receipts. Certain underlying funds can use options to seek to enhance investment returns or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
In selecting securities, an underlying fund focuses on a security’s potential for income with safety of principal and long-term growth of capital. An underlying fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. An underlying fund may dispose of a security when the security reaches the underlying fund’s estimate of fair value or when the underlying fund identifies a more attractive investment opportunity.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to
2	LVIP Invesco Diversified Equity-Income Managed Volatility Fund

un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by the underlying funds' investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the underlying funds' ability to meet their investment objectives. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	3

•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at: 4.50%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.24%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/14)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund – Standard Class	11.14%	5.78%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund – Service Class	10.74%	5.42%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	13.66%	9.58%
Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation and current income. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.
The underlying funds primarily are Invesco Funds. The underlying funds invest in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. Under normal circumstances, the Fund, through underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities.
Equity-Income Strategy. The Fund, through underlying funds, invests in equity and income securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large-capitalization issuers.
The Fund, through underlying funds, invests a large percentage of its assets in income-producing equity investments, although it may also invest in non-income producing equities. Certain underlying funds also may invest in investment grade debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the underlying fund’s objectives. Certain underlying funds also may invest in real estate investment trusts (“REITs”), and securities of foreign issuers or depositary receipts. Certain underlying funds can use options to seek to enhance investment returns or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
In selecting securities, an underlying fund focuses on a security’s potential for income with safety of principal and long-term growth of capital. An underlying fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. An underlying fund may dispose of a security when the security reaches the underlying fund’s estimate of fair value or when the underlying fund identifies a more attractive investment opportunity.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
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SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by the underlying funds' investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the underlying funds' ability to meet their investment objectives. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the
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particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.05% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
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Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
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Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
13

To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
14

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	Year Ended			5/1/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 10.469	$ 9.661	$ 10.341	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.153	0.143	0.226	0.154
Net realized and unrealized gain (loss)	1.007	0.926	(0.725)	0.306
Total from investment operations	1.160	1.069	(0.499)	0.460
Less dividends and distributions from:
Net investment income	(0.154)	(0.114)	(0.181)	(0.079)
Net realized gain	(0.191)	(0.147)	—	(0.040)
Total dividends and distributions	(0.345)	(0.261)	(0.181)	(0.119)
Net asset value, end of period	$ 11.284	$ 10.469	$ 9.661	$10.341
Total return[4]	11.14%	11.14%	(4.84%)	4.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,110	$ 1,851	$ 983	$ 566
Ratio of expenses to average net assets[5]	0.07%	0.07%	0.07%	0.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.66%	0.67%	0.72%	1.11%
Ratio of net investment income to average net assets	1.39%	1.43%	2.21%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	0.83%	1.56%	1.18%
Portfolio turnover	5%	5%	4%	7%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	Year Ended			5/1/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 10.470	$ 9.664	$ 10.343	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.114	0.108	0.189	0.130
Net realized and unrealized gain (loss)	1.005	0.923	(0.723)	0.306
Total from investment operations	1.119	1.031	(0.534)	0.436
Less dividends and distributions from:
Net investment income	(0.116)	(0.078)	(0.145)	(0.053)
Net realized gain	(0.191)	(0.147)	—	(0.040)
Total dividends and distributions	(0.307)	(0.225)	(0.145)	(0.093)
Net asset value, end of period	$ 11.282	$ 10.470	$ 9.664	$10.343
Total return[4]	10.74%	10.75%	(5.17%)	4.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$339,107	$273,829	$120,676	$32,068
Ratio of expenses to average net assets[5]	0.42%	0.42%	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.01%	1.02%	1.07%	1.46%
Ratio of net investment income to average net assets	1.04%	1.08%	1.86%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.48%	1.21%	0.83%
Portfolio turnover	5%	5%	4%	7%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP SSGA International Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA International Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA International Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA International Managed Volatility Fund (the “Fund”) is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.76%	0.76%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.39%	0.39%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.22%	1.47%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.58%)	(0.58%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.64%	0.89%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.53% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$65	$329	$613	$1,423
Service Class	$90	$407	$746	$1,704
LVIP SSGA International Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Fund, under normal circumstances, pursues its investment objective by primarily investing in another mutual fund, the LVIP SSGA International Index Fund, an affiliate of the adviser, (the “Underlying Fund”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.
Underlying Fund Strategy. The Underlying Fund seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. The Underlying Fund invests primarily in the securities of companies located in developed countries outside the United States. When evaluating the Underlying Fund’s performance, the MSCI EAFE® Index* is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Underlying Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark.
The Underlying Fund invests in stock index futures to maintain market exposure and manage cash flow. The Underlying Fund may purchase other types of securities that are not primarily investment vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, international equity exchange-traded funds (ETFs) and cash equivalents. Although the Underlying Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
*	MSCI® and EAFE® are trademarks of MSCI Inc. (MSCI), and the Underlying Fund has obtained a license to use and to refer to these trademarks and the MSCI EAFE® Index. The Underlying Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Underlying Fund or any index on which such Underlying Fund is based.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment
2	LVIP SSGA International Managed Volatility Fund

performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
LVIP SSGA International Managed Volatility Fund	3

•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 7.27%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (8.41%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (1/2/14)
LVIP SSGA International Managed Volatility Fund – Standard Class	24.27%	1.95%
LVIP SSGA International Managed Volatility Fund – Service Class	23.95%	1.70%
MSCI EAFE Index (net dividends) (reflects no deductions for fees, expenses or taxes)	25.03%	4.47%
4	LVIP SSGA International Managed Volatility Fund

Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
The individuals responsible for the Fund’s investment into the Underlying Fund are:
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since April 2018
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016
The individuals responsible for the Fund’s managed volatility strategy are:
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
The individuals responsible for the portfolio management of the Underlying Fund are:
SSGA FM Portfolio Managers	Company Title	Experience with Underlying Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Dwayne Hancock, CFA	Vice President	Since May 2018
Amy Scofield	Principal	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP SSGA International Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund, under normal circumstances, pursues its investment objective by investing primarily in another mutual fund, the LVIP SSGA International Index Fund, an affiliate of the adviser, (the “Underlying Fund”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.
Underlying Fund Strategy. The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U. S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval.
The Underlying Fund pursues its objective by investing primarily in the securities of companies located in developed countries outside the United States. When evaluating the Underlying Fund’s performance, the MSCI EAFE® Index* is used as the benchmark. The MSCI EAFE® Index is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index. The Underlying Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Underlying Fund, under normal circumstances, invests at least 90% of its assets, determined at the time of purchase, in stocks held by the benchmark index.
The Underlying Fund invests in stock index futures to maintain market exposure and manage cash flow. The Underlying Fund may purchase other types of securities that are not primarily investment vehicles, for example American Depository Receipts, Global Depositary Receipts, European Depositary Receipts, international equity exchange-traded funds (“ETFs”) and cash equivalents. Although the Underlying Fund may employ foreign currency hedging techniques, it normally maintains the currency exposure of the underlying equity investments.
The Underlying Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Underlying Fund, and differences between how and when the Underlying Fund and the index are valued.
*	MSCI® and EAFE® are trademarks of MSCI Inc. (MSCI), and the Underlying Fund has obtained a license to use and to refer to these trademarks and the MSCI EAFE® Index. The Underlying Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Underlying Fund or any index on which such Underlying Fund is based.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
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The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund indirectly owns the same investments as those made by the Underlying Fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the Underlying Fund. The Fund's investment performance is affected by the Underlying Fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the Underlying Fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the Underlying Fund's principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.23% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
Underlying Fund Portfolio Managers	The Underlying Fund is managed by the Global Equity Beta Solutions Team of SSGA. Michael Feehily, Dwayne Hancock, and Amy Scofield are responsible for the day-to-day management of the Underlying Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Dwayne Hancock, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the firm's Global Equity Beta Solutions (GEBS) Group. Within this group, he is currently the strategy leader for the group’s non-U.S. passive products. Prior to taking on this responsibility, Mr. Hancock was the ETF product specialist for the GEBS Group. He is also a member of the SSGA Valuation Committee. Mr. Hancock currently manages a varied mix of funds with both domestic and international strategies, which include separate accounts, commingled funds, mutual funds and ETFs. Mr. Hancock joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. He holds a Master of Business Administration from the Carroll School of School of Management at Boston College and a Bachelor of Science in Business Administration from Framingham State College. Mr. Hancock also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.
Amy Scofield is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. She rejoined SSGA in November of 2010 and is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 8.217	$ 8.611	$ 9.123	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.213	0.218	0.328	0.334
Net realized and unrealized gain (loss)	1.781	(0.529)	(0.645)	(0.989)
Total from investment operations	1.994	(0.311)	(0.317)	(0.655)
Less dividends and distributions from:
Net investment income	(0.215)	(0.083)	(0.194)	(0.222)
Return of capital	—	—	(0.001)	—
Total dividends and distributions	(0.215)	(0.083)	(0.195)	(0.222)
Net asset value, end of period	$ 9.996	$ 8.217	$ 8.611	$ 9.123
Total return[4]	24.27%	(3.60%)	(3.50%)	(6.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,319	$ 17,549	$ 9	$ 9
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.82%	0.84%	0.92%	1.26%
Ratio of net investment income to average net assets	2.28%	2.64%	3.52%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	2.05%	2.85%	2.26%
Portfolio turnover	8%	10%	7%	46%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended			1/2/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 8.223	$ 8.613	$ 9.125	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.189	0.197	0.301	0.302
Net realized and unrealized gain (loss)	1.781	(0.526)	(0.641)	(0.981)
Total from investment operations	1.970	(0.329)	(0.340)	(0.679)
Less dividends and distributions from:
Net investment income	(0.192)	(0.061)	(0.171)	(0.196)
Return of capital	—	—	(0.001)	—
Total dividends and distributions	(0.192)	(0.061)	(0.172)	(0.196)
Net asset value, end of period	$ 10.001	$ 8.223	$ 8.613	$ 9.125
Total return[4]	23.95%	(3.81%)	(3.76%)	(6.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$407,354	$359,937	$ 84,579	$ 16,584
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.07%	1.09%	1.17%	1.51%
Ratio of net investment income to average net assets	2.03%	2.39%	3.27%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.46%	1.80%	2.60%	2.01%
Portfolio turnover	8%	10%	7%	46%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Goldman Sachs Income Builder Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Goldman Sachs Income Builder Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Goldman Sachs Income Builder Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Goldman Sachs Income Builder Fund (the “Fund”) is to seek a balance of current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.48%	0.48%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses(including AFFE)[2]	1.14%	1.39%
Less Expense Reimbursement[3,4]	(0.38%)	(0.38%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.76%	1.01%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.75% of the Fund’s average daily net assets for the Standard Class (and 1.00% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$324	$591	$1,352
Service Class	$103	$403	$724	$1,636
LVIP Goldman Sachs Income Builder Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the sub-adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%.
Equity Investments
The Fund may invest in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”). With respect to the equity portion of the Fund’s portfolio, the sub-adviser employs a value investment philosophy and seeks to identify quality businesses selling at compelling valuations. The sub-adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the sub-adviser will typically favor equity securities of large-cap companies that are, at the time of investment, within the range of the market capitalization of the Russell 1000® Value Index.
Fixed Income Investments
The Fund may invest in fixed income investments. The Fund’s fixed income investments may include, among others:
•	Securities issued by corporations, banks and other issuers, including non-investment grade securities
•	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”)
•	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.
The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs. The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.
The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”) are those which are rated BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the sub-adviser to be of comparable credit quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. The Fund does not maintain a fixed target duration.
Additional Information
In addition to direct investments in equity and fixed income securities, the Fund may invest in derivatives, including credit default swaps (including credit default index swaps or “CDX”), total return swaps and futures, which can be used for both hedging purposes and to seek to increase total return. The Fund may also utilize various interest rate-related derivatives, including futures and swaps, to manage the duration of its fixed income positions. Additionally, the Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including currency futures and forward foreign currency contracts, or invest in such instruments for speculative purposes.
The sub-adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the sub-adviser’s outlook based on subsequent events, the sub-adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.
2	LVIP Goldman Sachs Income Builder Fund

Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
LVIP Goldman Sachs Income Builder Fund	3

•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes or other reasons. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2016 at: 3.36%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (5.65%).
4	LVIP Goldman Sachs Income Builder Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/14)
LVIP Goldman Sachs Income Builder Fund – Standard Class	7.93%	3.62%
LVIP Goldman Sachs Income Builder Fund – Service Class	7.66%	3.36%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	13.66%	9.58%
Goldman Sachs Income Builder Composite* (reflects no deductions for fees, expenses or taxes)	8.86%	6.18%
*	The Goldman Sachs Income Builder Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 40% Russell 1000® Value Index, 30% Bloomberg Barclays U.S. Credit Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% ICE BofA Merrill Lynch U.S. High Yield BB-B Constrained Index. The Goldman Sachs Income Builder Composite benchmark shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Goldman Sachs Asset Management, L.P. (“GSAM”)
Portfolio Managers
GSAM Portfolio Managers	Company Title	Experience with Fund
Ron Arons	Managing Director	Since May 2014
Collin Bell	Managing Director	Since May 2016
David Beers	Vice President	Since May 2014
Raymond Chan	Managing Director	Since July 2017
Charles “Brook” Dane	Vice President	Since May 2016
Daniel Lochner	Managing Director	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Goldman Sachs Income Builder Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance of current income and capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the sub-adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%.
Equity Investments
The Fund may invest in equity investments, which include, among others, U.S. common stocks, preferred stocks and ADRs of U.S. and foreign issuers (including issuers in emerging countries), as well as MLPs, REITs and affiliated and unaffiliated investment companies, including ETFs. The sub-adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the sub-adviser will typically favor equity securities of large-cap companies that are, at the time of investment, within the range of the market capitalization of the Russell 1000® Value Index.
Fixed Income Investments
The Fund may invest in fixed income investments. The Fund’s fixed income investments may include, among others, securities issued by corporations, banks and other issuers, including non-investment grade securities; U.S. Government securities; and securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.
The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.
The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated BB+ or lower by Standard & Poor’s, or Moody’s, or have a comparable rating by another NRSRO (or, if unrated, determined by the sub-adviser to be of comparable credit quality), at the time of investment.
Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. The Fund does not maintain a fixed target duration.
Additional Information
In addition to direct investments in equity and fixed income securities the Fund may invest in derivatives, including credit default swaps (including CDX), total return swaps and futures, which can be used for both hedging purposes and to seek to increase total return. The Fund may also utilize various interest rate-related derivatives, including futures and swaps, to manage the duration of its fixed income positions. Additionally, the Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including currency futures and forward foreign currency contracts or invest in such instruments for speculative purposes.
The sub-adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the sub-adviser’s outlook based on subsequent events, the sub-adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.
The Sub-adviser’s Value Investment Philosophy
The following describes the sub-adviser’s investment philosophy as it relates to the equity portion of the Fund.
Through intensive, firsthand fundamental research, the sub-adviser’s portfolio team seeks to identify quality businesses selling at compelling valuations.
Businesses represent compelling value when market uncertainty exists or where a business’s economic value is not recognized by the market. A “quality” business is one that has a sustainable operating or competitive advantage; excellent stewardship of capital; capability to earn above its cost of capital; and strong or improving balance sheets and cash flow.
The sub-adviser’s equity investment process is as follows:
Step 1: Research Prioritization. Each sector portfolio manager uses multiple industry/specific valuation metrics to identify real economic value and company potential. The initial universe of equity securities is narrowed down by valuation, profitability and business characteristics, which helps us narrow down to a smaller universe of monitored stocks.
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Step 2: Rigorous Analysis of Business Fundamentals. The sub-adviser then conducts in-depth company research by rebuilding, analyzing and forecasting financial statements, and testing assumptions through meetings with management, competitors, customers and suppliers. For each company, the sub-adviser derives the valuation rationale through probability weighted price targets accounting for various upside and downside risk scenarios. The sub-adviser assesses overall business quality, focusing on a company’s free cash flow, cost structure, return on invested capital and management quality.
Step 3: Portfolio Construction. A sector portfolio manager, who also acts as the industry research analyst, recommends a stock as a “buy idea” for the Fund. While team feedback is a key input, the sector portfolio manager responsible for that industry makes the final buy/sell decision and is ultimately held accountable. This helps to identify the final securities for the Fund.
As an active manager, the sub-adviser believes it is critical to have a clearly defined sell discipline in order to avoid becoming too attached to any single investment. The sub-adviser’s sell discipline requires continuous review of the Fund. The sub-adviser may decide to sell a position for various reasons including valuation and price considerations, readjustment of the sub-adviser’s outlook based on subsequent events, the sub-adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the sub-adviser may also sell a position in order to meet shareholder redemptions. Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of the sub-adviser’s value approach.
The sub-adviser’s Fixed Income Investing Philosophy
The following describes the sub-adviser’s investment philosophy as it relates to the fixed income portion of the Fund.
Global fixed income markets are constantly evolving and are highly diverse — with myriad countries, currencies, sectors, issuers and securities. The sub-adviser believes that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, the sub-adviser believes it is critical to:
•	Thoughtfully combine diversified sources of return by employing multiple strategies
•	Take a global perspective to uncover relative value opportunities
•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
•	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
•	Build a strong team of skilled managers who excel on behalf of our clients
The sub-adviser implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:
1. Developing a Long-Term Risk Budget. Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of the Fund. They set the strategic direction of the Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its fixed income benchmark with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.
2. Generating Investment Views and Strategies. The sub-adviser’s Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
3. Constructing the Portfolios. The Portfolio and Strategy Teams construct the Fund’s fixed income portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.
4. Dynamic Adjustments Based on Market Conditions. As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
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Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there
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will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in
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currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP could require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
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Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.65% of the Fund's average net assets).
Sub-Adviser	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. The principal address of GSAM is 200 West Street, New York, New York 10282. As of December 31, 2017, GSAM, including its investment advisor affiliates, had assets under supervision of $1.3 trillion.
GSAM Portfolio Managers	Ron Arons, Collin Bell, David Beers, Raymond Chan, Charles “Brook” Dane, and Daniel Lochner are responsible for the day-to-day management of the Fund's assets.
Ron Arons, CFA, is a Managing Director with GSAM. He joined in 2010. Mr. Arons holds a B.B.A. from George Washington University and an M.B.A. from the Stern School of Business at New York University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Collin Bell is a Managing Director with GSAM. He joined GSAM in 2008. Mr. Bell holds a B.A. from Amherst College.
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David Beers is a Vice President with GSAM. He joined GSAM in 2010. Mr. Beers holds a B.A. from Princeton University and an M.B.A. from the Wharton School of Business of the University of Pennsylvania.
Raymond Chan, CFA, is a Managing Director with GSAM. He joined in 2004. Mr. Chan holds an A.B. in biochemistry from Harvard College and a M.B.A. in finance from the Wharton School at the University of Pennsylvania. He is a Chartered Financial Analyst® (CFA) Charterholder.
Charles “Brook” Dane, CFA, is a Vice President with GSAM. He joined GSAM in 2010. Mr. Dane holds a B.A. from Tufts University and an M.B.A. from the University of California Berkeley. He is a Chartered Financial Analyst® (CFA) Charterholder.
Daniel Lochner is a Managing Director with GSAM. He joined GSAM in 2005. Mr. Lochner holds a B.A. in economics from the University of Richmond and an M.B.S. from Columbia University.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
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Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Goldman Sachs Income Builder Fund Standard Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 9.626	$ 9.125	$ 9.824	10.000
Income (loss) from investment operations:
Net investment income[2]	0.307	0.332	0.371	0.237
Net realized and unrealized gain (loss)	0.454	0.486	(0.748)	(0.156)
Total from investment operations	0.761	0.818	(0.377)	0.081
Less dividends and distributions from:
Net investment income	(0.269)	(0.317)	(0.322)	(0.251)
Return of capital	(0.005)	—	—	(0.006)
Total dividends and distributions	(0.274)	(0.317)	(0.322)	(0.257)
Net asset value, end of period	$10.113	$ 9.626	$ 9.125	$ 9.824
Total return[3]	7.93%	8.94%	(3.85%)	0.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 987	$ 900	$ 795	$ 826
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.34%	1.29%	1.52%
Ratio of net investment income to average net assets	3.06%	3.52%	3.77%	3.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.69%	2.93%	3.23%	2.71%
Portfolio turnover	62%	81%	61%	21%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expenses reimbursed not been in effect.
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	LVIP Goldman Sachs Income Builder Fund Service Class
	Year Ended
	12/31/2017	12/31/2016	12/31/2015	5/1/2014 [1] to 12/31/2014
Net asset value, beginning of period	$ 9.626	$ 9.126	$ 9.824	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.282	0.308	0.346	0.220
Net realized and unrealized gain (loss)	0.453	0.485	(0.747)	(0.156)
Total from investment operations	0.735	0.793	(0.401)	0.064
Less dividends and distributions from:
Net investment income	(0.244)	(0.293)	(0.297)	(0.234)
Return of capital	(0.005)	—	—	(0.006)
Total dividends and distributions	(0.249)	(0.293)	(0.297)	(0.240)
Net asset value, end of period	$10.112	$ 9.626	$ 9.126	$ 9.824
Total return[3]	7.66%	8.67%	(4.09%)	0.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,014	$11,514	$ 9,416	$ 7,835
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.37%	1.59%	1.54%	1.77%
Ratio of net investment income to average net assets	2.81%	3.27%	3.52%	3.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.68%	2.98%	2.46%
Portfolio turnover	62%	81%	61%	21%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expenses reimbursed not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP PIMCO Low Duration Bond Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP PIMCO Low Duration Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP PIMCO Low Duration Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP PIMCO Low Duration Fund (the “Fund”) is to seek a high level of current income consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1,2]	0.25%	0.25%
Total Annual Fund Operating Expenses	0.75%	1.00%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.71%	0.96%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Other Expenses include interest expense of 0.17%. Excluding interest expense, Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) is 0.54% for Standard Class and 0.79% for Service Class.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $500 million. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE and Interest Expense) exceed 0.54% of the Fund’s average daily net assets for the Standard Class (and 0.79% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$72	$235	$412	$ 924
Service Class	$98	$314	$547	$1,218
LVIP PIMCO Low Duration Bond Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 1,302% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on a forecast for interest rates by Pacific Investment Management Company (PIMCO) (the “Sub-Adviser”). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
2	LVIP PIMCO Low Duration Bond Fund

•	Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
•	Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•	Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
LVIP PIMCO Low Duration Bond Fund	3

•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio.
•	Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	To Be Announced (TBA) Transaction Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP PIMCO Low Duration Bond Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2016 at: 1.23%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (0.33%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/14)
LVIP PIMCO Low Duration Bond Fund – Standard Class	1.68%	1.68%
LVIP PIMCO Low Duration Bond Fund – Service Class	1.43%	1.43%
ICE Bank of America Merrill Lynch 1-3 Yr US Treasury Index (reflects no deductions for fees, expenses or taxes)	0.42%	0.60%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Pacific Investment Management Company LLC (“PIMCO”)
Portfolio Manager
PIMCO Portfolio Manager	Company Title	Experience with Fund
Jerome M. Schneider	Managing Director	Since May 2014
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
LVIP PIMCO Low Duration Bond Fund	5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP PIMCO Low Duration Bond Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on a forecast for interest rates by Pacific Investment Management Company (PIMCO) (the “Sub-Adviser”). Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security. In selecting investments for the Fund, the Sub-Adviser develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of the Fund’s assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Sub-Adviser’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
With respect to fixed income investing, the Sub-Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Sub-Adviser identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, the Sub-Adviser may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments.
Once investment opportunities are identified, the Sub-Adviser will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that the Sub-Adviser’s investment selection techniques will produce the desired results.
“Fixed Income Instruments,” as used generally in this prospectus, includes:
•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	bank capital and trust preferred securities;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
7

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Fund may invest in derivatives based on Fixed Income Instruments.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
8

Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks, such as: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
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Short Sale Risk. Short sale strategies entail certain unique risks. When selling a security short, the Fund will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.
In addition, if the Fund had to deliver the securities sold short when other short sellers of the security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and therefore is limited because the security’s value cannot drop below zero. The Fund’s securities held long may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some
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derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Borrowing costs the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s performance. Borrowing may cause the Fund to liquidate positions to satisfy its obligations when it may not be advantageous to do so.
Dollar Rolls Risk. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
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When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.47% of the Fund's average net assets).
Sub-Adviser	Pacific Investment Management Company LLC (“PIMCO”), based in Newport Beach, California, has managed investment portfolios for public and private pension and retirement plans, educational institutions, foundations, endowments, corporations, financial advisors, individuals and others for nearly 40 years. As of December 31, 2017, PIMCO had over $1.75 trillion under management.
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PIMCO Portfolio Manager	Jerome Schneider is responsible for the day-to-day management of the Fund's assets.
Jerome M. Schneider joined PIMCO in 2008 and is a managing director in PIMCO’s Newport Beach office and head of the short-term portfolio management and funding. He has 22 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an M.B.A. from the Stern School of Business at New York University.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
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intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The total return in these financial highlights reflects the return set forth in the Fund’s most recent annual report, which may differ slightly from the total return in the bar chart and table in this prospectus as a result of adjustments for financial reporting purposes. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 10.018	$ 9.948	$ 9.939	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.165	0.164	0.134	0.062
Net realized and unrealized gain (loss)	0.005	0.097	0.032	(0.042)
Total from investment operations	0.170	0.261	0.166	0.020
Less dividends and distributions from:
Net investment income	(0.178)	(0.170)	(0.127)	(0.066)
Net realized gain	—	(0.021)	(0.030)	(0.015)
Total dividends and distributions	(0.178)	(0.191)	(0.157)	(0.081)
Net asset value, end of period	$ 10.010	$ 10.018	$ 9.948	$ 9.939
Total return[3]	1.70%	2.63%	1.67%	0.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$653,369	$775,966	$791,901	$779,587
Ratio of expenses to average net assets[4]	0.71%	0.63%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.63%	0.57%	0.57%
Ratio of net investment income to average net assets[5]	1.64%	1.63%	1.33%	0.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.63%	1.33%	0.92%
Portfolio turnover	1,302%	817%	489%	1,173%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2017, 2016, and 2015, and the period May 1, 2014 through December 31, 2014 was 0.54%, 0.54%, 0.54%, and 0.55%, respectively.
[5] The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2017, 2016 and 2015, and the period May 1, 2014 through December 31, 2014 was 1.81%, 1.72%, 1.36%, and 0.94%, respectively.
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	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 10.019	$ 9.950	$ 9.941	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.140	0.139	0.109	0.045
Net realized and unrealized gain (loss)	0.005	0.097	0.032	(0.040)
Total from investment operations	0.145	0.236	0.141	0.005
Less dividends and distributions from:
Net investment income	(0.153)	(0.146)	(0.102)	(0.049)
Net realized gain	—	(0.021)	(0.030)	(0.015)
Total dividends and distributions	(0.153)	(0.167)	(0.132)	(0.064)
Net asset value, end of period	$ 10.011	$ 10.019	$ 9.950	$ 9.941
Total return[3]	1.45%	2.37%	1.42%	0.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,449	$385,279	$237,364	$ 57,110
Ratio of expenses to average net assets[4]	0.96%	0.88%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.88%	0.82%	0.82%
Ratio of net investment income to average net assets[5]	1.39%	1.38%	1.08%	0.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	1.38%	1.08%	0.67%
Portfolio turnover	1,302%	817%	489%	1,173%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[4] The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2017, 2016, and 2015, and the period May 1, 2014 through December 31, 2014 was 0.79%, 0.79%, 0.79%, and 0.80%, respectively.
[5] The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2017, 2016 and 2015, and the period May 1, 2014 through December 31, 2014 was 1.56%, 1.45%, 1.11%, and 0.69%, respectively.
17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP BlackRock Multi-Asset Income Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock Multi-Asset Income Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Multi-Asset Income Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Multi-Asset Income Fund (the “Fund”) is to seek to maximize current income; capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.68%	0.68%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.33%	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.33%	0.33%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.34%	1.59%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.65%)	(0.65%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.69%	0.94%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.42% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.36% of the Fund’s average daily net assets for the Standard Class (and 0.61% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$70	$361	$673	$1,559
Service Class	$96	$439	$805	$1,837
LVIP BlackRock Multi-Asset Income Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
The Fund may invest up to 100% of its assets in fixed income securities and up to 80% of its assets in equity securities. The Fund may gain exposure by direct holdings of such securities or via investments in pooled investment vehicles (“underlying funds”), including BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange-traded funds (“ETFs”). The following description of the Fund’s investment strategies includes strategies that the Fund gains exposure to through underlying funds.
The Fund may invest in fixed income securities to an unlimited extent, including corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations, and other fixed income securities. The Fund may also invest significantly in non-investment grade bonds (high yield, junk bonds or distressed securities), non-investment grade bank loans, non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Fund will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Services, Inc. (“Moody’s”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The average portfolio duration of the Fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
The Fund’s equity investments may include common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. The Fund generally intends to invest in dividend paying stocks. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may invest without limit in securities of U.S. and non-U.S. issuers. Such investments may be U.S. dollar based or non-U.S. dollar based and may be currency hedged or unhedged. The Fund may invest in securities of companies of any market capitalization.
The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk.
The Fund may also use derivatives to enhance return (for example, by enhancing yield to the Fund in the form of distributions), in which case their use may involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The underlying funds may, to varying degrees, also invest in derivatives. The Fund may also engage in option writing to generate additional income in the portfolio.
The Fund may invest in master limited partnerships (“MLPs”) that are generally in energy-related industries and in U.S. and non-U.S. real estate investment trusts (“REITs”), structured products and floating rate securities (such as bank loans).
The Fund may incorporate a proprietary volatility control process that seeks to reduce risk when market volatility is expected to exceed normal ranges. The Fund may without limitation allocate assets into cash or short-term fixed income securities, and away from riskier assets such as equity and high yield fixed income securities. When volatility decreases, the Fund may move assets out of cash and back into riskier securities. The Fund may, at times, invest significantly in cash.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The Fund is non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”), and as a result may invest a greater portion of its assets in a particular issuer than a diversified fund.
2	LVIP BlackRock Multi-Asset Income Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Dividend Risk. Because most of the corporate loans held by the underlying funds and/or ETFs will have floating or variable interest rates, the amounts of the underlying funds’ and/or ETFs’ monthly distributions to its stockholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to stockholders will likewise decrease.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes or other reasons. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
•	Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.
•	Rights Risk. If the Fund does not exercise its subscription rights to purchase common stock, the Fund’s interest in the issuing company would be diluted. The market for such rights is not well developed, and, accordingly, the Fund also may not always realize full value on the sale of rights.
•	Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
LVIP BlackRock Multi-Asset Income Fund	3

•	Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•	Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
•	Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
•	Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	Risks of Loan Assignments and Participations. A purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. However, the investor may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral.
•	Mezzanine Securities Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Municipal Securities Risk. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in
4	LVIP BlackRock Multi-Asset Income Fund

financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
•	Second Lien Loans Risk. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
•	Senior Loans Risk. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting investments. The Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans.
Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.
•	Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
•	Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Investments in tender option bonds expose the investor to counterparty risk and leverage risk.
•	U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
•	U.S. Government Mortgage-Related Securities Risk. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.
•	Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline.
LVIP BlackRock Multi-Asset Income Fund	5

In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
•	Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
•	Risks of Investments in a Particular Market Segment. Investing in a particular market segment may present unique risks and/or certain risks may affect that segment more significantly than other segments. The Fund may be subject to market segment risk in the areas of consumer goods, energy and natural resources, financial services industry, health sciences and healthcare, industrial, oil and gas, technology, telecommunications, and the utility industry. A market segment may be more strongly affected by, for example, consumer and social trends, governmental regulations, commodity markets, interest rates, rapid technological change and/or worldwide economic or political events.
•	Savings Associations Risk. Savings associations are affected by extensive regulations, interest rate increases, loan losses, decreased availability of money or asset valuation and market conditions. The deterioration of the credit market has had an adverse impact on savings associations.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to
6	LVIP BlackRock Multi-Asset Income Fund

changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio.
•	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
•	Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.
•	Investments in Affiliated Funds Risk. Potential conflicts of interest arise when an adviser selects underlying funds and ETFs, because the fees paid to the adviser by some underlying funds and ETFs may be higher than the fees paid by other underlying funds and ETFs. However, an investment adviser is a fiduciary and is legally obligated to act in its client’s best interests when selecting underlying funds and ETFs. If an underlying fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund.
•	Risks of Investing in Closed-End Funds. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.
•	When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
•	Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
LVIP BlackRock Multi-Asset Income Fund	7

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2016 at: 3.13%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (4.34%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/14)
LVIP BlackRock Multi-Asset Income Fund – Standard Class	5.93%	2.20%
LVIP BlackRock Multi-Asset Income Fund – Service Class	5.67%	1.94%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.70%
BlackRock Multi-Asset Income Composite* (reflects no deductions for fees, expenses or taxes)	13.42%	5.49%
*	The BlackRock Multi-Asset Income Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI All Country World Index (net dividends). The BlackRock Multi-Asset Income Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Portfolio Managers
BlackRock Portfolio Managers	Company Title	Experience with Fund
Michael Fredericks	Managing Director	Since May 2014
Justin Christofel	Managing Director	Since May 2014
Alex Shingler	Managing Director	Since March 2015
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
8	LVIP BlackRock Multi-Asset Income Fund

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock Multi-Asset Income Fund	9

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to maximize current income; capital appreciation is a secondary objective. These objectives are non-fundamental and may be changed without shareholder approval.
The Fund may invest up to 100% of its assets in fixed income securities and up to 80% of its assets in equity securities. The management team will tactically allocate to asset classes around the world that are deemed to offer attractive levels of income relative to the level of expected risk. The Fund may gain exposure by direct holdings of such securities or via investments in pooled investment vehicles (“underlying funds”), including BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange-traded funds (“ETFs”). The following description of the Fund’s investment strategies includes the strategies that the Fund gains exposure to through underlying funds.
Investments are selected primarily to achieve the target sector allocations set by the BlackRock management team on an ongoing basis. The management team may shift the Fund’s assets among these various sectors based upon changing market conditions. Securities and underlying funds are purchased for the Fund when the management team believes that they have the potential for above-average total return. In selecting underlying funds and fixed-income investments, the management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. When selecting underlying funds, factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.
The Fund may invest in fixed income securities to an unlimited extent, including corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations, and other fixed income securities. The Fund may also invest significantly in non-investment grade bonds (high yield, junk bonds or distressed securities), non-investment grade bank loans, non-dollar denominated bonds and bonds of emerging market issuers. The Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Fund will generally be in the lower categories of the major rating agencies at the time of purchase (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Services, Inc. (“Moody’s”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The average portfolio duration of the Fund will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.
In selecting equity investments, the management team will generally use a bottom up approach, with an emphasis on dividend yield, in addition to standard analysis of earnings growth and valuation. The Fund will invest in stocks that the management team believes offer attractive returns through long-term capital appreciation and income. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common and preferred stock and non-convertible preferred stock. The Fund generally intends to invest in dividend paying stocks. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). The Fund may invest without limit in securities of U.S. and non-U.S. issuers. Such investments may be U.S. dollar based or non-U.S. dollar based and may be currency hedged or unhedged. The Fund may invest in securities of companies of any market capitalization.
The Fund may, when consistent with its investment objective, buy or sell options or futures on a security or an index of securities, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk.
The Fund may also use derivatives to enhance return (for example, by enhancing yield to the Fund in the form of distributions), in which case their use may involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. The underlying funds may, to varying degrees, also invest in derivatives. The Fund may also engage in option writing to generate additional income in the portfolio.
The Fund may invest in master limited partnerships (“MLPs”) that are generally in energy-related industries and in U.S. and non-U.S. real estate investment trusts (“REITs”), structured products and floating rate securities (such as bank loans). MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners.
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When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity.
REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The Fund may incorporate a proprietary volatility control process that seeks to reduce risk when market volatility is expected to exceed normal ranges. The Fund may allocate without limitation assets into cash or short-term fixed income securities, and away from riskier assets such as equity and high yield fixed income securities. When volatility decreases, the Fund may move assets out of cash and back into riskier securities. The Fund may, at times, invest significantly in cash.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater portion of its assets in a particular issuer than a diversified fund.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
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Dividend Risk. Because most of the corporate loans held by the underlying funds and/or ETFs will have floating or variable interest rates, the amounts of the underlying funds’ and/or ETFs’ monthly distributions to its stockholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to stockholders will likewise decrease.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price due to regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP could require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Rights Risk. If the Fund does not exercise its subscription rights to purchase common stock the Fund’s interest in the issuing company would be diluted. The market for such rights is not well developed, and, accordingly, the Fund also may not always realize full value on the sale of rights.
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
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The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
High Yield Loan Risk. Bank loans (e.g., loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid. Although certain loans are secured by collateral, there could be delays or limitations in realizing on such collateral or the collateral holder’s interest may be subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some loans and certain loans may be subject to restrictions upon resale. The inability to dispose of loans in a timely fashion could result in losses.
Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks, such as: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Deflation Risk. Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline, resulting in losses.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A fund that invests in distressed securities will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. Consequently, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portoflio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls Risk. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those
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securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Inflation Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: one accrues inflation into the principal value of the bond, and the other pays out accruals as part of a semi-annual coupon. U.S. Treasury-issued inflation-indexed securities generally have maturities of five, ten or thirty years and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other types of inflation-related bonds may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and investment in such instruments may decline significantly in value if interest rates or index levels move in a way the adviser does not anticipate. In addition, the value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While inflation-indexed securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Inflation measures used by the U.S. and foreign governments may not accurately measure the real rate of inflation in the prices of goods and services.
Risks of Loan Assignments and Participations. A purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. However, the investor may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the investor as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the investor could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The investor may be required to pass along to a purchaser that buys a loan from the investor by way of assignment a portion of any fees to which the investor is entitled under the loan. In connection with purchasing participations, the investor generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the investor may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the investor will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the investor may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Mezzanine Securities Risk. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
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Municipal Securities Risk. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:
General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and an underlying fund and/or ETF may lose money.
Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover an underlying fund’s and/or ETF’s loss.
Tax-Exempt Status Risk. In making investments, the Fund, an underlying fund and/or ETF and their respective investment managers will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund, an underlying fund nor an ETF nor their respective investment managers will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
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Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund.
Second Lien Loans Risk. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.
Senior Loans Risk. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting investments. The Fund relies primarily on its adviser’s evaluation of a borrower’s credit quality rather than on any available independent sources. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.
No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to lack of liquidity, irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Although senior loans generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.
If a senior loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Investments in tender option bonds expose the investor to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of
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principal. Distributions on residual interest tender option bonds (“TOB Residuals”) and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals and inverse floater payments will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.
U.S. Government Agency Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
U.S. Government Mortgage-Related Securities Risk. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.
Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Risks of Investments in a Particular Market Segment.
Consumer Goods Sector Risk. The consumer goods sector may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non- U.S. countries.
Energy and Natural Resources Risk. The underlying funds’ and/or ETFs’ investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that neither the Fund nor the underlying funds and/or ETFs can control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.
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Financial Services Industry Risk. When interest rates rise, the value of securities issued by many types of financial services companies generally falls. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the underlying funds’ and/or ETFs’ investments may lose value during such periods.
Health Sciences and Healthcare Companies Risk. The underlying funds’ and/or ETFs’ investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.
Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.
Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Technology Risk. An underlying funds’ and/or ETFs’ investments in technology companies exposes the underlying fund and/or ETF to special risks. For example, rapid advances in technology might cause existing products to become obsolete, and the underlying funds’ and/or ETFs’ returns could suffer to the extent it holds an affected company’s shares. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.
Telecommunications Risk. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. The telecommunications industry is also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.
Utility Industry Risk. When interest rates rise, the value of securities issued by utilities companies historically has fallen. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.
Savings Associations Risk. Savings associations are affected by extensive regulations, interest rate increases, loan losses, decreased availability of money or asset valuation and market conditions. The deterioration of the credit market has had an adverse impact on savings associations.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These
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actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Sovereign Debt Risk. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken
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against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
The Fund may experience geographic concentration risk in the following regions or countries:
Risks of Investment in Asia-Pacific Countries. In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.
Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.
The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.
Risks of Investment in Europe. Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect the Fund’s European investments.
Risks of Investment in Japan. Special risks apply to investments in Japan. If the Fund invests in Japan, the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of the Fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities.
Risks of Investment in Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the underlying fund and/or ETF invests and, therefore, the value of Fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly
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generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Risks of Investment in Russia. Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.
Supranational Entities Risk. The Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the World Bank). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
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Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Borrowing costs the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s performance. Borrowing may cause the Fund to liquidate positions to satisfy its obligations when it may not be advantageous to do so.
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly. In addition, if the Fund makes an investment in a corporate issuer that is undergoing a restructuring, the restructuring may not be completed on the terms or within the time frame contemplated, which may result in losses.
Initial Public Offering (IPO) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.
Investments in Affiliated Funds Risk. Potential conflicts of interest arise when an adviser selects underlying funds and ETFs that are affiliated with the adviser, because the fees paid to the adviser by some underlying funds and ETFs may be higher than the fees paid by other underlying funds and ETFs. However, an investment adviser is a fiduciary and is legally obligated to act in its client’s best interests when selecting underlying funds and ETFs. If an underlying fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that underlying fund.
Risks of Investing in Closed-End Funds. The shares of closed-end funds may trade at a discount or premium to, or at, their NAV. A shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of any closed-end investment. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risk. A fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, there could be losses both from the investment opportunity of the assets set aside to pay for the security and from any gains missed in the security’s price.
Non-Diversification Risk. When a mutual fund is non-diversified it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
Principal ETF-Specific Risks.
Cash Transaction Risk. Certain ETFs effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the ETF’s investments. Investments in such ETFs may be less tax efficient than investments in ETFs that effect creations and redemptions in-kind.
Management Risk. If an ETF does not fully replicate its underlying index, it is subject to the risk that the manager’s investment management strategy may not produce the intended results.
Passive Investment Risk. Index ETFs are not actively managed and may be affected by a general decline in market segments relating to its index. An index ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.
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Representative Sampling Risk. Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.
Shares of an ETF May Trade at Prices Other Than Net Asset Value. Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings`. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses beyond the fluctuation in net asset value.
Tracking Error Risk. Imperfect correlation between an ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.26% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. In managing the Fund, the Sub-Adviser utilizes sub-subadvisers that are subsidiaries of BlackRock Investment Management, LLC: BlackRock International Limited, BlackRock Asset Management North Asia Limited, and BlackRock (Singapore) Limited.
BlackRock Portfolio Managers	Michael Fredericks, Justin Christofel, and Alex Shingler are responsible for the day-to-day management of the portion of the Fund's assets allocated to BlackRock.
Michael Fredericks, Managing Director, joined BlackRock in 2011. He is head of U.S. Retail Asset Allocation for the BlackRock's Portfolio Strategies (MAPS) group. He is responsible for the development and management of asset allocation strategies for retail clients. Mr. Fredericks holds a B.A. in Economics and History from the University of California, Berkeley and an M.P.I.A. from the Graduate School of International Relations and Pacific Studies at the University of California, San Diego.
Justin Christofel, CFA, CAIA, Managing Director and portfolio manager, joined BlackRock in 2007. He is a member of the BlackRock Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling, and managing global tactical asset allocation portfolios as well as outcome oriented investment solutions. Mr. Christofel is a portfolio manager for a range of multi-asset portfolios for both institutional and individual investors. In addition to traditional tactical asset allocation portfolios, he manages income-oriented strategies, managed volatility strategies, and real return strategies. Mr. Christofel earned a B.A. degree, with honors, in economics and mathematics from Yale University.
Alex Shingler, CFA, Managing Director, and portfolio manager, joined BlackRock in 2009. Mr. Shingler is a member of the BlackRock Multi-Asset Portfolio Strategies (MAPS) group, which is responsible for developing, assembling, and managing global tactical asset allocation portfolios as well as outcome-oriented investment solutions. Mr. Shingler earned an A.B. degree, summa cum laude, in philosophy from Princeton University.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
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The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
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Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock Multi-Asset Income Fund Standard Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 9.358	$ 9.005	$ 9.699	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.327	0.311	0.347	0.284
Net realized and unrealized gain (loss)	0.228	0.320	(0.727)	(0.339)
Total from investment operations	0.555	0.631	(0.380)	(0.055)
Less dividends and distributions from:
Net investment income	(0.321)	(0.274)	(0.314)	(0.244)
Return of capital	(0.007)	(0.004)	—	(0.002)
Total dividends and distributions	(0.328)	(0.278)	(0.314)	(0.246)
Net asset value, end of period	$ 9.585	$ 9.358	$ 9.005	$ 9.699
Total return[3]	5.93%	7.01%	(3.92%)	(0.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,757	$ 1,709	$ 757	$ 765
Ratio of expenses to average net assets[4]	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.00%	1.04%	1.09%	1.32%
Ratio of net investment income to average net assets	3.37%	3.31%	3.60%	4.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.73%	2.63%	2.87%	3.24%
Portfolio turnover	17%	35%	40%	31%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
28

	LVIP BlackRock Multi-Asset Income Fund Service Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 9.358	$ 9.006	$ 9.699	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.302	0.286	0.322	0.266
Net realized and unrealized gain (loss)	0.229	0.321	(0.725)	(0.337)
Total from investment operations	0.531	0.607	(0.403)	(0.071)
Less dividends and distributions from:
Net investment income	(0.297)	(0.251)	(0.290)	(0.228)
Return of capital	(0.007)	(0.004)	—	(0.002)
Total dividends and distributions	(0.304)	(0.255)	(0.290)	(0.230)
Net asset value, end of period	$ 9.585	$ 9.358	$ 9.006	$ 9.699
Total return[3]	5.67%	6.74%	(4.16%)	(0.72%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,239	$11,174	$ 8,036	$ 5,546
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.25%	1.29%	1.34%	1.57%
Ratio of net investment income to average net assets	3.12%	3.06%	3.35%	3.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.48%	2.38%	2.62%	2.99%
Portfolio turnover	17%	35%	40%	31%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
29

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
30

Lincoln Variable Insurance Products Trust
LVIP Franklin Templeton Multi-Asset Opportunities Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Franklin Templeton Multi-Asset Opportunities Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.27%	0.27%
Acquired Fund Fees and Expenses (AFFE)	0.46%	0.46%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.48%	1.73%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.60%)	(0.60%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.88%	1.13%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.43% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund’s average daily net assets for the Standard Class (and 0.67% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 90	$409	$751	$1,717
Service Class	$115	$486	$882	$1,991
LVIP Franklin Templeton Multi-Asset Opportunities Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds and exchange-traded funds (ETFs) (collectively, “underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The following table shows the target allocation and allowable ranges (based on percentage of net assets) that the Fund expects to invest in for each asset class. Allocations for each asset class may vary within the allowable ranges from the target percentages set for the fund.
Asset Class	Target Allocation	Ranges
U.S. Equity	40%	10-65%
International Equity (Including Emerging Markets)	15%	0-25%
Fixed Income	45%	35-65%
The underlying funds, which are managed by Franklin Templeton and other unaffiliated investment advisers, invest in a variety of U.S. and foreign equity, fixed income and derivative investments. The Fund may have exposure to a wide variety of investments through the underlying funds including, but not limited to: (i) emerging or developing markets securities; (ii) equity securities including common stock, preferred stock and convertible securities, in any market capitalization range; (iii) fixed income securities including bonds, notes, debentures, banker’s acceptances, commercial paper and mortgage-backed or asset-backed securities, of any maturity, duration or credit rating (including bonds that are below investment grade, also known as “junk” bonds); (iv) certain derivative instruments, including futures contracts, forward contracts, options and swaps; and (v) cash or cash-related instruments.
An active allocation approach is used when selecting investments for the Fund. The sub-adviser has the flexibility to determine the level of investment in each asset class within the allowable range. Within each asset class, the sub-adviser has flexibility to select the approximate investment styles for investment. Descriptions of the primary investment styles utilized for the Fund within each asset class are listed below:
U.S. Equity: U.S. equity are securities of companies organized, or having majority of their assets, or earning a majority of their operating income, inside of the United States.
Growth Equity: Growth equity are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Equity: Value equity are stocks of companies believed to be undervalued with long-term capital appreciation potential.
International Equity: International (foreign) equity are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund as defined as such by MSCI. The countries included in this definition will change over time. The sub-adviser may invest up to 5% of the assets allocated to equity in emerging markets.
Fixed Income (bonds and cash equivalents): Fixed income securities principally among the U.S. investment grade, U.S. high yield, international developed markets, and emerging markets sectors. The sub-adviser may invest up to 5% of the assets allocated to fixed income in high yield bonds (“junk” bonds).
Exchange Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of the trading flexibility and continual pricing of individual stocks and bonds.
The sub-adviser selects underlying funds based on their predominant asset class (e.g., U.S. equity, International equity including emerging markets equity or fixed income). When selecting equity funds, the sub-adviser considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, the sub-adviser focuses primarily on maximizing income, appropriate to the Fund’s risk profile and considers the duration and maturity of the underlying funds’ portfolios. The risk profile of underlying funds also is considered when determining allocations. In evaluating the risk level of the underlying funds, the sub-adviser analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) volatility (the variability of returns from one period to the next).
2	LVIP Franklin Templeton Multi-Asset Opportunities Fund

Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•	Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
•	Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.
•	Model and Data Risk. The Sub-Adviser relies heavily on quantitative models (both proprietary models developed by the Sub-Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging investments. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early,
LVIP Franklin Templeton Multi-Asset Opportunities Fund	3

lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks
4	LVIP Franklin Templeton Multi-Asset Opportunities Fund

affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 3.01%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (6.49%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/14)
LVIP Franklin Templeton Multi-Asset Opportunities Fund – Standard Class	10.74%	2.72%
LVIP Franklin Templeton Multi-Asset Opportunities Fund – Service Class	10.47%	2.46%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	2.70%
Franklin Multi-Asset Opportunities Composite* (reflects no deductions for fees, expenses or taxes)	13.79%	6.83%
*	The Franklin Multi-Asset Opportunities Composite benchmark, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 45% Bloomberg Barclays U.S. Aggregate Bond Index, 40% S&P 500 Index, and 15% MSCI EAFE Index. The Franklin Multi-Asset Opportunities Composite benchmark shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
LVIP Franklin Templeton Multi-Asset Opportunities Fund	5

Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Franklin Advisers, Inc. (“Franklin”) In managing the Fund, Franklin may utilize sub-subadvisers that are also controlled by Franklin Resources, the parent company of Franklin: K2/D&S Management Co., L.L.C. (“K2”), Templeton Investment Counsel, LLC (“Templeton”), and Franklin Templeton Institutional, LLC.
Portfolio Managers
Franklin Portfolio Managers	Company Title	Experience with Fund
Thomas Nelson, CFA	Senior Vice President, Director of Investment Solutions	Since May 2014
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Franklin Templeton Multi-Asset Opportunities Fund

Investment Objective and Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund invests substantially all of its assets in mutual funds and exchange-traded funds (ETFs) (collectively, “underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The following table shows the target allocation and allowable ranges (based on percentage of net assets) that the Fund expects to invest in for each asset class. Allocations for each asset class may vary within the allowable ranges from the target percentages set for the fund.
Asset Class	Target Allocation	Ranges
U.S. Equity	40%	10-65%
International Equity (Including Emerging Markets)	15%	0-25%
Fixed Income	45%	35-65%
The underlying funds, which are managed by Franklin Templeton and other unaffiliated investment advisers, invest in a variety of U.S. and foreign equity, fixed income and derivative investments. The Fund may have exposure to a wide variety of investments through the underlying funds including, but not limited to: (i) emerging or developing markets securities; (ii) equity securities including common stock, preferred stock and convertible securities, in any market capitalization range; (iii) fixed income securities including bonds, notes, debentures, banker’s acceptances, commercial paper and mortgage-backed or asset-backed securities, of any maturity, duration or credit rating (including bonds that are below investment grade, also known as “junk” bonds); (iv) certain derivative instruments, including futures contracts, forward contracts, options and swaps; and (v) cash or cash-related instruments.
An active allocation approach is used when selecting investments for the Fund. The sub-adviser has the flexibility to determine the level of investment in each asset class within the allowable range. Within each asset class, the sub-adviser has flexibility to select the approximate investment styles for investment. Descriptions of the primary investment styles utilized for the Fund within each asset class are listed below:
U.S. Equity: U.S. equity are securities of companies organized, or having majority of their assets, or earning a majority of their operating income, inside of the United States.
Growth Equity: Growth equity are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Equity: Value equity are stocks of companies believed to be undervalued with long-term capital appreciation potential.
International Equity: International (foreign) equity are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States.
Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund as defined as such by MSCI. The countries included in this definition will change over time. The sub-adviser may invest up to 5% of the assets allocated to equity in emerging markets.
Fixed Income (bonds and cash equivalents): Fixed income securities principally among the U.S. investment grade, U.S. high yield, international developed markets, and emerging markets sectors. The sub-adviser may invest up to 5% of the assets allocated to fixed income in high yield bonds (“junk” bonds).
Exchange Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of the trading flexibility and continual pricing of individual stocks and bonds.
The sub-adviser selects underlying funds based on their predominant asset class (e.g., U.S. equity, International equity including emerging markets equity or fixed income). When selecting equity funds, the sub-adviser considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, the sub-adviser focuses primarily on maximizing income, appropriate to the Fund’s risk profile and considers the duration and maturity of the underlying funds’ portfolios. The risk profile of underlying funds also is considered when determining allocations. In evaluating the risk level of the underlying funds, the sub-adviser analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) volatility (the variability of returns from one period to the next).
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
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Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
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In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.
Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE), especially during a period of market volatility. CDOs may be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. Also, prices of CDO tranches can decline considerably.
In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks, such as: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Floating and Variable Rate Securities Risk. Variable rate securities (which include floating rate securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. Although, when interest rates decline, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.
In addition, floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
Model and Data Risk. The complexity of the investments and strategies of the Fund requires heavy reliance on quantitative models (both proprietary models and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks, such as transacting at unfavorable prices or missing favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.
Some models are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Sovereign Debt Risk. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for
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collecting sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
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Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly. In addition, if the Fund makes an investment in a corporate issuer that is undergoing a restructuring, the restructuring may not be completed on the terms or within the time frame contemplated, which may result in losses.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Real Estate and Real Estate Investment Trusts (REITs) Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include possible casualty or condemnation losses; fluctuations in rental income (due in part to vacancies and rates), declines in real estate values or other risks related to local or general economic conditions, the financial condition of tenants, buyers, and sellers of properties; increases in operating costs and property taxes; increases in financing costs or inability to procure financing, potential environmental liabilities; and changes in zoning laws and other regulations. Changes in interest rates also may affect the value of an investment in real estate securities. Real estate companies may be highly leveraged, and financial covenants may affect the ability of these companies to operate effectively. These companies typically are subject to risks normally associated with debt financing. In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict that company’s range of operating activity. Such a company may, therefore, be limited from incurring additional indebtedness, selling its assets, and engaging in mergers or making acquisitions that may be beneficial to its operations.
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur separate fees and therefore fund shareholders indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying mutual fund expenses. In addition, REITs are subject to the possibility of failing to: qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and/or maintain an exemption from the registration requirements of the Investment Company Act of 1940.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.32% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906. Net assets under the management of the Franklin organization was over $753.8 million as of December 31, 2017. In managing the Fund, Franklin may utilize sub-subadvisers that are also controlled by Franklin Resources, the parent company of Franklin: K2/D&S Management Co., L.L.C. (“K2”), Templeton Investment Counsel, LLC (“Templeton”), and Franklin Templeton Institutional, LLC.
Portfolio Managers	Thomas Nelson is responsible for the day-to-day management of the Fund's assets.
Thomas Nelson, CFA, Senior Vice President and Director of Investment Solutions, joined Franklin Templeton Investments in 2007. In this role he oversees the strategic asset allocation and asset class research team as well as FT Solutions' traditional asset portfolio management team. He also co-chairs the FT Solutions Global Investment Committee (GIC). Mr. Nelson holds a B.S. in accounting from the University of Delaware. He is a Chartered Financial Analyst® (CFA) charterholder and a Chartered Alternative Investment Analyst (CAIA) charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
14

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 9.483	$ 9.487	$ 9.938	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.210	0.133	0.161	0.165
Net realized and unrealized gain (loss)	0.808	(0.012)	(0.429)	(0.053)
Total from investment operations	1.018	0.121	(0.268)	0.112
Less dividends and distributions from:
Net investment income	(0.179)	(0.101)	(0.120)	(0.174)
Net realized gain	—	(0.024)	(0.063)	—
Return of capital	(0.064)	—	—	—
Total dividends and distributions	(0.243)	(0.125)	(0.183)	(0.174)
Net asset value, end of period	$ 10.258	$ 9.483	$ 9.487	$ 9.938
Total return[3]	10.74%	1.34%	(2.76%)	1.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,119	$ 1,040	$ 1,015	$ 1,054
Ratio of expenses to average net assets[4]	0.42%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	1.01%	1.46%	1.46%	1.33%
Ratio of net investment income to average net assets	2.10%	1.42%	1.61%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	0.53%	0.72%	1.68%
Portfolio turnover	56%	98%	55%	25%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	Year Ended			5/1/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 9.483	$ 9.488	$ 9.938	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.186	0.109	0.136	0.148
Net realized and unrealized gain (loss)	0.807	(0.012)	(0.428)	(0.053)
Total from investment operations	0.993	0.097	(0.292)	0.095
Less dividends and distributions from:
Net investment income	(0.154)	(0.078)	(0.095)	(0.157)
Net realized gain	—	(0.024)	(0.063)	—
Return of capital	(0.064)	—	—	—
Total dividends and distributions	(0.218)	(0.102)	(0.158)	(0.157)
Net asset value, end of period	$ 10.258	$ 9.483	$ 9.488	$ 9.938
Total return[3]	10.47%	1.09%	(3.00%)	0.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17,962	$11,204	$ 10,913	$ 9,676
Ratio of expenses to average net assets[4]	0.67%	0.82%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.26%	1.71%	1.71%	1.58%
Ratio of net investment income to average net assets	1.85%	1.17%	1.36%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.26%	0.28%	0.47%	1.43%
Portfolio turnover	56%	98%	55%	25%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP Multi-Manager Global Equity Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Multi-Manager Global Equity Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.18%	0.18%
Acquired Fund Fees and Expenses (AFFE)[2]	0.63%	0.63%
Total Annual Fund Operating Expenses (including AFFE)[3]	1.06%	1.41%
Less Expense Reimbursement[4,5]	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.85%	1.20%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
2 AFFE is based on estimated amounts for the current fiscal year.
[3] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[4] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.22% of the Fund’s average daily net assets for the Standard Class (and 0.57% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
[5] The Expense Reimbursement was restated to reflect the current expense reimbursement of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 87	$316	$564	$1,275
Service Class	$122	$426	$751	$1,672
LVIP Multi-Manager Global Equity Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. Under normal circumstances, the Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest at least 80% of their assets in equity securities of U.S. and non-U.S. companies. The underlying funds invest in a broad and diverse group of global stocks of companies from both developed and developing markets, including the U.S. The underlying funds may include funds affiliated with the adviser.
The adviser develops the Fund’s asset allocation strategy based on the Fund’s investment strategy. Through its investment in underlying funds, the Fund’s investment strategy will be to allocate assets across a broad and diverse range of U.S. and foreign equity securities with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund may also allocate a smaller percentage of assets to underlying funds that invest in real estate securities (principally, readily marketable equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property). The underlying funds may include index funds.
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income outside of the United States, or determined to be a foreign equity security in accordance with factors deemed appropriate by the adviser to the underlying funds. Foreign equity securities may trade on U.S. or foreign markets. An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product. The Fund invests in underlying funds which hold foreign equity securities of companies in developing and less developed foreign countries (“emerging markets”). The Fund, through underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
Certain underlying funds may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Also, the underlying funds may lend their portfolio securities to generate additional income.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
2	LVIP Multi-Manager Global Equity Managed Volatility Fund

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
LVIP Multi-Manager Global Equity Managed Volatility Fund	3

•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP Multi-Manager Global Equity Managed Volatility Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 5.96%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (9.24%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/14)
LVIP Multi-Manager Global Equity Managed Volatility Fund – Standard Class	20.61%	4.87%
LVIP Multi-Manager Global Equity Managed Volatility Fund – Service Class	20.18%	4.51%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	12.34%
LVIP Multi-Manager Global Equity Composite* (reflects no deductions for fees, expenses or taxes)	23.19%	9.68%
*	The LVIP Multi-Manager Global Equity Composite, an unmanaged index compiled by the Fund's adviser, is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index, 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index. The LVIP Multi-Manager Global Equity Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the LVIP Multi-Manager Global Equity Composite does not reflect the impact of the managed volatility strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
LVIP Multi-Manager Global Equity Managed Volatility Fund	5

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP Multi-Manager Global Equity Managed Volatility Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. Under normal circumstances, the Fund invests substantially all of its assets in mutual funds (“underlying funds”) which, in turn, invest at least 80% of their assets in equity securities of U.S. and non-U.S. companies. The underlying funds invest in a broad and diverse group of global stocks of companies from both developed and developing markets, including the U.S. The underlying funds may include funds affiliated with the adviser.
The adviser develops the Fund’s asset allocation strategy based on the Fund’s investment strategy. Through its investment in underlying funds, the Fund’s investment strategy will be to allocate assets across a broad and diverse range of U.S. and foreign equity securities with growth and value styles, including large-cap, mid-cap, small-cap and emerging market stocks. The Fund, through underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Fund normally maintains investment exposure to at least three countries outside of the United States. Typically, the Fund invests in a large number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may also allocate a smaller percentage of assets to underlying funds that invest in real estate securities (principally, readily marketable equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property). The underlying funds may include index funds.
Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income outside of the United States, or determined to be a foreign equity security in accordance with factors deemed appropriate by the adviser of the underlying funds. Foreign equity securities may trade on U.S. or foreign markets. Foreign equity securities may be listed or traded in the form of European Depositary Receipts, Global Depositary Receipts, American Depositary Receipts, or other types of depositary receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The Fund invests in underlying funds which hold foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a lower per capita gross national product.
Through its investment in the underlying funds, the Fund targets investments within the various asset classes described below:
Growth Stocks: Growth stocks are stocks of companies whose earnings and/or revenue are anticipated to grow faster than its industry or the overall market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Growth companies typically pay little or no dividend.
Value Stocks: Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). Additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry, may be considered in assessing value.
Mid-Cap Stocks: Mid-cap companies are defined for this purpose as companies whose market capitalizations at the time of purchase equal or exceed $500 million but do not exceed that of the largest company as ranked by market capitalization within the Russell MidCap® Index, which as of March 31, 2018 was $29.4 billion. These companies are generally established companies that may not be well-known to the public.
Small-Cap Stocks: Small-cap companies are defined for this purpose as companies whose market capitalizations are generally in the lowest 10% to 15% of total market capitalization within a country or economic region. A company’s market capitalization will be calculated by multiplying the price of a company’s stock by the number of shares of outstanding common stock.
Real Estate Stocks: A company is generally considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the development, ownership, construction, management or sale of residential, commercial, industrial or other real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial, industrial or other real estate.
Certain underlying funds may use derivatives such as futures contracts and options on futures contracts for equity securities and indices to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.
While the Fund does not engage in securities lending, the underlying funds may lend their portfolio securities to generate additional income.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
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The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s asset allocation model, the desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Securities Lending Risk. An underlying fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. An underlying fund may lose money if it does not recover the securities it lends. An underlying fund may also lose money if the value of the collateral posted for the loan declines. Securities lending may also have certain potential adverse tax consequences.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
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The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.19% of the Fund's average net assets).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
13

Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
14

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
15

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended			5/1/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 9.404	$ 9.018	$ 9.829	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.152	0.139	0.157	0.150
Net realized and unrealized gain (loss)	1.787	0.393	(0.821)	(0.149)
Total from investment operations	1.939	0.532	(0.664)	0.001
Less dividends and distributions from:
Net investment income	(0.176)	(0.146)	(0.140)	(0.161)
Net realized gain	(0.061)	—	(0.007)	(0.011)
Total dividends and distributions	(0.237)	(0.146)	(0.147)	(0.172)
Net asset value, end of period	$ 11.106	$ 9.404	$ 9.018	$ 9.829
Total return[4]	20.61%	5.90%	(6.77%)	0.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,078	$ 2,411	$ 1,852	$ 1,526
Ratio of expenses to average net assets[5]	0.34%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.42%	0.47%	0.52%	0.68%
Ratio of net investment income to average net assets	1.47%	1.54%	1.62%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.42%	1.45%	1.86%
Portfolio turnover	10%	19%	20%	9%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended			5/1/2014 [2] to 12/31/2014
	12/31/2017	12/31/2016 [1]	12/31/2015
Net asset value, beginning of period	$ 9.405	$ 9.020	$ 9.830	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.116	0.108	0.123	0.125
Net realized and unrealized gain (loss)	1.783	0.392	(0.820)	(0.147)
Total from investment operations	1.899	0.500	(0.697)	(0.022)
Less dividends and distributions from:
Net investment income	(0.140)	(0.115)	(0.106)	(0.137)
Net realized gain	(0.061)	—	(0.007)	(0.011)
Total dividends and distributions	(0.201)	(0.115)	(0.113)	(0.148)
Net asset value, end of period	$ 11.103	$ 9.405	$ 9.020	$ 9.830
Total return[4]	20.18%	5.54%	(7.10%)	(0.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 61,100	$42,961	$ 33,219	$ 19,081
Ratio of expenses to average net assets[5]	0.69%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.77%	0.82%	0.87%	1.03%
Ratio of net investment income to average net assets	1.12%	1.19%	1.27%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.04%	1.07%	1.10%	1.51%
Portfolio turnover	10%	19%	20%	9%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
18

Lincoln Variable Insurance Products Trust
LVIP SSGA Mid-Cap Index Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Mid-Cap Index Fund  (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Mid-Cap Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.27%	0.27%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.35%	0.60%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$36	$112	$196	$443
Service Class	$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing primarily in the securities of mid-sized U.S. companies. The Fund, under normal conditions, will invest at least 80% of its assets in securities that comprise its benchmark index and in stock index futures contracts that provide exposure to the stocks of companies in the Fund’s benchmark index. When evaluating the Fund’s performance, the S&P MidCap 400® Index is used as the benchmark. The S&P MidCap 400® Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. The S&P MidCap 400® Index is designed to measure the performance of 400 mid-sized companies in the U.S. Stocks in the S&P MidCap 400® Index are weighted according to their free-floating market capitalization (the number of shares outstanding and eligible to be traded, multiplied by the stock’s current price). As of March 31, 2018, the market capitalization range of the S&P MidCap 400® Index was $789 million to $13 billion.
LVIP SSGA Mid-Cap Index Fund	1

The Fund may not necessarily invest in every security in the S&P MidCap 400® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P MidCap 400® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of them makes any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the index.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
2	LVIP SSGA Mid-Cap Index Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at: 7.34%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2015 at: (8.57%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (9/2/14)
LVIP SSGA Mid-Cap Index Fund – Standard Class	15.86%	10.07%
LVIP SSGA Mid-Cap Index Fund – Service Class	15.58%	9.80%
S&P MidCap 400® Index (reflects no deductions for fees, expenses or taxes)	16.24%	10.48%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Karl Schneider, CAIA	Managing Director	Since May 2017
Daniel TenPas	Principal	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP SSGA Mid-Cap Index Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Mid-Cap Index Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.
The Fund pursues its objective by investing primarily in the securities of mid-sized U.S. companies. When evaluating the Fund’s performance, the S&P MidCap 400® Index is used as the benchmark. The S&P MidCap 400® Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. The S&P MidCap 400® Index is designed to measure the performance of 400 mid-sized companies in the U.S. Stocks in the S&P MidCap 400® Index are weighted according to their free-floating market capitalization (the number of shares outstanding and eligible to be traded, multiplied by the stock’s current price). As of March 31, 2018, the market capitalization range of the S&P MidCap 400® Index was $789 million to $13 billion.
The Fund may not necessarily invest in every security in the S&P MidCap 400® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action).
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P MidCap 400® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in securities that comprise its benchmark index, currently the S&P MidCap 400® Index, and in stock index futures contracts that provide exposure to the stocks of companies in the Fund's benchmark index, only upon 60 days' notice to shareholders.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Fund.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of them makes any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the index.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
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Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
6

Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.27% of the Fund's average net assets).
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Global Equity Beta Solutions Team of SSGA FM. Michael Feehily, Karl Schneider and Daniel TenPas are responsible for the day-to-day management of the Fund's assets.
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global Services division in 1992. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst® (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society of Boston.
Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
7

Daniel TenPas, CFA, is a Principal of SSGA and a Portfolio Manager in the Global Equity Beta Solutions Group. He is currently responsible for managing various equity index funds, with both domestic and international strategies. Prior to assuming his current role, Mr. TenPas supported passive equity products as a liaison between the portfolio management team and the client-facing functions at SSGA. He joined SSGA in 2010. Mr. TenPas holds a Bachelor of Arts in Economics from Dartmouth College and a Juris Doctor from Harvard Law School. He has earned the Chartered Financial® Analyst (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
8

Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
9

intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended			9/2/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 11.488	$ 9.682	$ 10.107	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.136	0.132	0.123	0.043
Net realized and unrealized gain (loss)	1.677	1.836	(0.371)	0.091
Total from investment operations	1.813	1.968	(0.248)	0.134
Less dividends and distributions from:
Net investment income	(0.169)	(0.156)	(0.092)	(0.027)
Net realized gain	(0.077)	(0.006)	(0.085)	—
Total dividends and distributions	(0.246)	(0.162)	(0.177)	(0.027)
Net asset value, end of period	$ 13.055	$ 11.488	$ 9.682	$ 10.107
Total return[3]	15.86%	20.31%	(2.48%)	1.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,066,315	$1,010,352	$1,121,323	$693,664
Ratio of expenses to average net assets	0.34%	0.33%	0.32%	0.33%
Ratio of net investment income to average net assets	1.11%	1.28%	1.20%	1.33%
Portfolio turnover	21%	23%	20%	4%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended			9/2/2014 [1] to 12/31/2014
	12/31/2017	12/31/2016	12/31/2015
Net asset value, beginning of period	$ 11.485	$ 9.683	$ 10.106	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.107	0.107	0.098	0.035
Net realized and unrealized gain (loss)	1.675	1.831	(0.370)	0.090
Total from investment operations	1.782	1.938	(0.272)	0.125
Less dividends and distributions from:
Net investment income	(0.137)	(0.130)	(0.066)	(0.019)
Net realized gain	(0.077)	(0.006)	(0.085)	—
Total dividends and distributions	(0.214)	(0.136)	(0.151)	(0.019)
Net asset value, end of period	$ 13.053	$ 11.485	$ 9.683	$10.106
Total return[3]	15.58%	20.01%	(2.72%)	1.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 35,271	$ 12	$ 10	$ 10
Ratio of expenses to average net assets	0.59%	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	0.86%	1.03%	0.95%	1.08%
Portfolio turnover	21%	23%	20%	4%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP ClearBridge Large Cap Managed Volatility Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP ClearBridge Large Cap Managed Volatility Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.69%	0.69%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)	0.72%	0.72%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.52%	1.87%
Less Fee Waiver and Expense Reimbursement[3,4]	(0.70%)	(0.70%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.82%	1.17%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.66% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the Funds average daily net assets for the Standard Class (and 0.45% for Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time period shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 84	$411	$762	$1,753
Service Class	$119	$520	$946	$2,133
LVIP ClearBridge Large Cap Managed Volatility Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.
The Underlying Funds are ClearBridge Funds. The Underlying Funds invest in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. Under normal circumstances, the Fund, through Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of March 31, 2018, the market capitalization range of the S&P 500® Index was $2.5 billion to $914.0 billion.
Large Cap Strategy. The Fund, through Underlying Funds, invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An Underlying Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.
The Fund, through Underlying Funds, invests primarily in large cap securities, but also invests in small and mid-cap companies. Portfolio managers of the Underlying Funds employ various active investment strategies, and may invest in the U.S. or in foreign markets, including emerging markets. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the Underlying Funds. Underlying funds may use proprietary quantitative investment models and bottom-up analyses of individual issuers for stock selection, portfolio construction, and risk control.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s Adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
2	LVIP ClearBridge Large Cap Managed Volatility Fund

SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
LVIP ClearBridge Large Cap Managed Volatility Fund	3

•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 6.53%.
The Fund’s lowest return for a quarter occurred in the first quarter of 2016 at: (0.72%).
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/15)
LVIP ClearBridge Large Cap Managed Volatility Fund – Standard Class	18.04%	5.29%
LVIP ClearBridge Large Cap Managed Volatility Fund – Service Class	17.63%	4.93%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	12.10%
4	LVIP ClearBridge Large Cap Managed Volatility Fund

Investment Adviser  and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush, CFA, CMT	Vice President	Since May 2016
Lorne Johnson, PhD	Vice President	Since May 2016
Philip Lee, CFA	Vice President	Since May 2017
Michael Martel	Managing Director	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP ClearBridge Large Cap Managed Volatility Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “Underlying Funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.
The Underlying Funds are ClearBridge Funds. The Underlying Funds invest in a broad and diverse group of equity and income securities, as well as derivatives and other investments that have economic characteristics similar to such securities. Under normal circumstances, the Fund, through Underlying Funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of March 31, 2018, the market capitalization range of the S&P 500® Index was $2.5 billion to $914.0 billion.
Large Cap Strategy. The Fund, through Underlying Funds, invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An Underlying Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.
The Fund, through Underlying Funds, invests primarily in large cap securities, but also invests in small and mid-cap companies. Portfolio managers of the Underlying Funds employ various active investment strategies, and may invest in the U.S. or in foreign markets, including emerging markets. The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the Underlying Funds. Underlying Funds may use proprietary quantitative investment models and bottom-up analyses of individual issuers for stock selection, portfolio construction, and risk control.
On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding Underlying Funds to or removing Underlying Funds from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying Funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The Adviser uses various analytical tools and proprietary and third-party research to construct the portfolio. The Underlying Fund selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying Funds. The Adviser also considers the portfolio characteristics and risk profile for each Underlying Fund over various periods and market environments to assess each Underlying Fund’s suitability as an investment for the Fund.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.
SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the adviser generally expects to allocate less than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures
6

contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to large cap issuers only upon 60 days’ notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S& P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
7

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for
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futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.03% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Jay Shearon and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	Timothy Furbush, Lorne Johnson, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Fund's risk management overlay.
Timothy Furbush, CFA, CMT, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a Bachelor of Science from Stonehill College and a Master of Science in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst® (CFA) and Chartered Market Technician (CMT) designations. He is a member of the CFA Institute, CFA Society Boston, Inc., and the Market Technicians Association.
Lorne Johnson, PhD, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group where he specializes in investment strategy for the group and the development and enhancement of the quantitative and fundamental tactical asset allocation process. Mr. Johnson joined SSGA in 2011. Mr. Johnson holds a Ph.D. in Economics from the University of Washington.
Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.
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Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
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Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily
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intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	Year Ended		5/1/2015 [2] to 12/31/2015
	12/31/2017	12/31/2016 [1]
Net asset value, beginning of period	$ 9.325	$ 9.290	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.108	0.107	0.142
Net realized and unrealized gain (loss)	1.573	0.240	(0.774)
Total from investment operations	1.681	0.347	(0.632)
Less dividends and distributions from:
Net investment income	(0.107)	(0.105)	(0.078)
Net realized gain	(0.286)	(0.207)	—
Total dividends and distributions	(0.393)	(0.312)	(0.078)
Net asset value, end of period	$ 10.613	$ 9.325	$ 9.290
Total return[4]	18.04%	3.78%	(6.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,269	$ 936	$ 396
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.79%	0.81%	0.98%
Ratio of net investment income to average net assets	1.06%	1.16%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.37%	0.45%	1.36%
Portfolio turnover	7%	9%	3%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	Year Ended		5/1/2015 [2] to 12/31/2015
	12/31/2017	12/31/2016 [1]
Net asset value, beginning of period	$ 9.325	$ 9.291	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.072	0.075	0.120
Net realized and unrealized gain (loss)	1.570	0.238	(0.774)
Total from investment operations	1.642	0.313	(0.654)
Less dividends and distributions from:
Net investment income	(0.071)	(0.072)	(0.055)
Net realized gain	(0.286)	(0.207)	—
Total dividends and distributions	(0.357)	(0.279)	(0.055)
Net asset value, end of period	$ 10.610	$ 9.325	$ 9.291
Total return[4]	17.63%	3.42%	(6.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,824	$90,932	$ 56,589
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.14%	1.16%	1.33%
Ratio of net investment income to average net assets	0.71%	0.81%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.02%	0.10%	1.01%
Portfolio turnover	7%	9%	3%
[1] Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Dimensional U.S. Core Equity 2 Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional U.S. Core Equity 2 Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.72%	0.72%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.08%	0.08%
Total Annual Fund Operating Expenses	0.80%	1.05%
Less Fee Waiver[2]	(0.29%)	(0.29%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.51%	0.76%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.29% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time period shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$52	$226	$415	$ 962
Service Class	$78	$305	$551	$1,256
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
In constructing an investment portfolio, the Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.
LVIP Dimensional U.S. Core Equity 2 Fund	1

The Fund purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe. The sub-adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the sub-adviser. A “free float” adjustment takes into account the number of an issuer’s shares that are readily available in the market in addition to the issuer’s market capitalization. The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.
The Fund generally will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. Additionally, the Fund’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float (i.e., number of shares readily available in the market), momentum (i.e., securities that have significantly outperformed or underperformed the peer group), trading strategies (i.e., considering how the investment trades), liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows into, or outflows from, the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
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Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at: 7.03%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2016 at: 1.70%.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/15)
LVIP Dimensional U.S. Core Equity 2 Fund – Standard Class	18.31%	10.62%
LVIP Dimensional U.S. Core Equity 2 Fund – Service Class	18.00%	10.34%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	21.13%	11.63%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Dimensional Fund Advisors LP (“Dimensional”)
Portfolio Managers
Dimensional Portfolio Managers	Company Title	Experience with Fund
Joseph H. Chi, CFA	Co-Head of Portfolio Management and Vice President	Since May 2015
Jed S. Fogdall	Co-Head of Portfolio Management and Vice President	Since May 2015
Lukas Smart, CFA	Senior Portfolio Manager and Vice President	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP Dimensional U.S. Core Equity 2 Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
In constructing an investment portfolio, the Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.
The Fund purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe. The sub-adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the sub-adviser. A “free float” adjustment takes into account the number of an issuer’s shares that are readily available in the market in addition to the issuer’s market capitalization. The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.
The Fund generally will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. Additionally, the Fund’s percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float (i.e., number of shares readily available in the market), momentum (i.e., securities that have significantly outperformed or underperformed the peer group), trading strategies (i.e., considering how the investment trades), liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows into, or outflows from, the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.
The Fund may invest in exchange-traded funds (ETFs) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities of U.S. companies only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
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Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.43% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746. As of December 31, 2017, Dimensional had $577 billion in assets under management.
Dimensional Portfolio Managers	Joseph Chi, Jed Fogdall, and Lukas Smart are responsible for the day-to-day management of the Fund's assets.
Joseph H. Chi, CFA is a Co-Head of Portfolio Management and Vice President of Dimensional and the Chairman of Dimensional’s Investment Committee. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012. Mr. Chi has an M.B.A. and B.S. from the University of California, Los Angeles and also a J.D. from the University of Southern California.
Jed S. Fogdall is a Co-Head of Portfolio Management and Vice President of Dimensional and a member of Dimensional’s Investment Committee. He joined Dimensional as a Portfolio Manager in 2004 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012. Mr. Fogdall has an M.B.A. from the University of California, Los Angeles and a B.S. from Purdue University.
Lukas Smart, CFA, Senior Portfolio Manager and Vice President, leads a team of investment professionals who manage US large cap equity and REIT portfolios. Mr. Smart earned his bachelor of economics degree from the University of San Diego and his MBA from the University of Chicago Booth School of Business. He is a CFA Charterholder and is a member of the CFA Society of Austin.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
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In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
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The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
9

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
10

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended		5/1/2015 [1] to 12/31/2015
	12/31/2017	12/31/2016
Net asset value, beginning of period	$ 10.801	$ 9.362	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.143	0.135	0.092
Net realized and unrealized gain (loss)	1.831	1.435	(0.611)
Total from investment operations	1.974	1.570	(0.519)
Less dividends and distributions from:
Net investment income	(0.139)	(0.131)	(0.088)
Net realized gain	—	—	(0.031)
Return of capital	—	—	— [3]
Total dividends and distributions	(0.139)	(0.131)	(0.119)
Net asset value, end of period	$ 12.636	$ 10.801	$ 9.362
Total return[4]	18.31%	16.75%	(5.21%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$461,856	$332,641	$420,357
Ratio of expenses to average net assets	0.50%	0.49%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.76%
Ratio of net investment income to average net assets	1.23%	1.39%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.94%	1.10%	1.12%
Portfolio turnover	6%	28%	103%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Return of capital distributions of $52,974 were made by the Fund's Standard Class, which calculated to be de minimis amount of $0.000 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
11

	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended		5/1/2015 [1] to 12/31/2015
	12/31/2017	12/31/2016
Net asset value, beginning of period	$ 10.803	$ 9.364	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.114	0.114	0.075
Net realized and unrealized gain (loss)	1.828	1.430	(0.609)
Total from investment operations	1.942	1.544	(0.534)
Less dividends and distributions from:
Net investment income	(0.111)	(0.105)	(0.071)
Net realized gain	—	—	(0.031)
Return of capital	—	—	— [3]
Total dividends and distributions	(0.111)	(0.105)	(0.102)
Net asset value, end of period	$ 12.634	$ 10.803	$ 9.364
Total return[4]	18.00%	16.47%	(5.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 39,207	$ 15,504	$ 3,687
Ratio of expenses to average net assets	0.75%	0.74%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.01%
Ratio of net investment income to average net assets	0.98%	1.14%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.69%	0.85%	0.87%
Portfolio turnover	6%	28%	103%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Return of capital distributions of $46 were made by the Fund's Service Class, which calculated to be de minimis amount of $0.000 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
12

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
13

Lincoln Variable Insurance Products Trust
LVIP Dimensional International Core Equity Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Dimensional International Core Equity Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Dimensional International Core Equity Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Dimensional International Core Equity Fund (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.29%	0.29%
Total Annual Fund Operating Expenses	1.04%	1.29%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.36%)	(0.36%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.68%	0.93%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.17% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the Funds average daily net assets for the Standard Class (and 0.93% for Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
[3] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$69	$295	$538	$1,237
Service Class	$95	$373	$673	$1,524
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
LVIP Dimensional International Core Equity Fund	1

Principal Investment Strategies
In constructing an investment portfolio, the Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.
The Fund purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of the Fund, the sub-adviser defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the sub-adviser’s investment committee. The Fund’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.
The Fund intends to purchase securities of companies associated with developed market countries that the sub-adviser has designated as approved markets. The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities. The sub-adviser determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Fund to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Fund’s allocation to securities of the largest growth companies is reduced will change due to market movements and other factors. Additionally, the Fund’s percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float (i.e., number of shares readily available in the market), momentum (i.e., securities that have significantly outperformed or underperformed the peer group), trading strategies (i.e., considering how the investment trades), liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows into, or outflows from, the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the
2	LVIP Dimensional International Core Equity Fund

imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the third quarter of 2016 at: 7.78%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2016 at: (1.85%).
LVIP Dimensional International Core Equity Fund	3

	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/15)
LVIP Dimensional International Core Equity Fund – Standard Class	27.36%	7.36%
LVIP Dimensional International Core Equity Fund – Service Class	27.01%	7.08%
MSCI World ex USA Index (net dividends) (reflects no deductions for fees, expenses or taxes)	24.21%	5.10%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Dimensional Fund Advisors LP (“Dimensional”)
Portfolio Managers
Dimensional Portfolio Managers	Company Title	Experience with Fund
Joseph H. Chi, CFA	Co-Head of Portfolio Management and Vice President	Since May 2015
Jed S. Fogdall	Co-Head of Portfolio Management and Vice President	Since May 2015
Allen Pu, PhD, CFA	Senior Portfolio Manager and Vice President	Since May 2016
Bhanu P. Singh	Senior Portfolio Manager and Vice President	Since May 2016
Mary T. Phillips, CFA	Senior Portfolio Manager and Vice President	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Dimensional International Core Equity Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.
In constructing an investment portfolio, the Fund’s sub-adviser identifies a broadly diversified universe of eligible securities. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.
The Fund purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of the Fund, the sub-adviser defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the sub-adviser’s investment committee. The Fund’s increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight to small capitalization and value companies. An equity issuer is generally considered a growth company primarily if it has a low, non-negative book value in relation to its market capitalization. An equity issuer is generally considered a value company primarily if it has a high book value in relation to its market capitalization.
The Fund intends to purchase securities of companies associated with developed market countries that the sub-adviser has designated as approved markets. The Fund, under normal circumstances, will invest at least 80% of its net assets in equity securities. The sub-adviser determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Fund to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Fund’s allocation to securities of the largest growth companies is reduced will change due to market movements and other factors. Additionally, the Fund’s percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the sub-adviser determines to be appropriate, such as free float (i.e., number of shares readily available in the market), momentum (i.e., securities that have significantly outperformed or underperformed the peer group), trading strategies (i.e., considering how the investment trades), liquidity management, and profitability. In assessing profitability, the sub-adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.
The Sub-Adviser will determine in its discretion when and whether to invest in foreign countries, depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s markets.
The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund also may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows into, or outflows from, the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.
The Fund intends, under normal market conditions, to invest significantly in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in equity securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
5

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.
Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.
Small-Cap Companies Risk. The value of securities issued by small-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small-sized company stocks may fluctuate independently of larger company stock prices. Small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.58% of the Fund's average net assets, net of advisory fee waivers).
Sub-Adviser	Dimensional Fund Advisors LP (“Dimensional”), 6300 Bee Cave Road, Building One, Austin, TX 78746. As of December 31, 2017, Dimensional had $577 billion in assets under management.
Dimensional Portfolio Managers	Joseph Chi, Jed Fogdall, Allen Pu, Bhanu Singh, and Mary Phillips are responsible for the day-to-day management of the Fund's assets.
Joseph H. Chi, CFA is a Co-Head of Portfolio Management and Vice President of Dimensional and the Chairman of Dimensional’s Investment Committee. Mr. Chi joined Dimensional as a Portfolio Manager in 2005 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012. Mr. Chi has an M.B.A. and B.S. from the University of California, Los Angeles and also a J.D. from the University of Southern California.
Jed S. Fogdall is a Co-Head of Portfolio Management and Vice President of Dimensional and a member of Dimensional’s Investment Committee. He joined Dimensional as a Portfolio Manager in 2004 and has been responsible for international portfolios since 2010 and domestic portfolios since 2012. Mr. Fogdall has an M.B.A. from the University of California, Los Angeles and a B.S. from Purdue University.
Allen Pu, Ph.D., CFA, is a Senior Portfolio Manager and Vice President of Dimensional. He joined Dimensional in 2006 as a portfolio manager. Mr. Pu holds a B.S. from the Cooper Union for the Advancement of Science and Art, a M.S. and Ph.D. from the California Institute of Technology, and an M.B.A. from the University of California. He is a Chartered Financial Analyst® (CFA) Charterholder.
Bhanu P. Singh is a Senior Portfolio Manager and Vice President of Dimensional. Mr. Singh joined Dimensional originally in 2003. He has been a portfolio manager since 2012 and has been responsible for international portfolios since 2015. Mr. Singh received his M.B.A. from the University of Chicago and his B.A. from the University of California, Los Angeles.
Mary T. Phillips, CFA, is a Senior Portfolio Manager and Vice President of Dimensional. Ms. Phillips joined Dimensional in 2012 and leads a team of investment professionals who manage developed ex-U.S. large cap equity portfolios. She earned an MBA with concentrations in analytic finance, statistics and econometrics, and managerial and organizational behavior from the University of Chicago. She completed a B.A. in business administration at the University of Puget Sound and holds the Chartered Financial Analyst® (CFA) Charterholder designation.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
8

Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
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To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products
10

that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
11

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended		5/1/2015 [1] to 12/31/2015
	12/31/2017	12/31/2016
Net asset value, beginning of period	$ 9.192	$ 8.985	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.204	0.198	0.103
Net realized and unrealized gain (loss)	2.306	0.208	(1.022)
Total from investment operations	2.510	0.406	(0.919)
Less dividends and distributions from:
Net investment income	(0.203)	(0.199)	(0.096)
Total dividends and distributions	(0.203)	(0.199)	(0.096)
Net asset value, end of period	$ 11.499	$ 9.192	$ 8.985
Total return[3]	27.36%	4.51%	(9.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,166	$145,238	$245,437
Ratio of expenses to average net assets	0.68%	0.68%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.10%	1.02%
Ratio of net investment income to average net assets	1.94%	2.23%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.81%	1.28%
Portfolio turnover	9%	26%	92%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended		5/1/2015 [1]to 12/31/2015
	12/31/2017	12/31/2016
Net asset value, beginning of period	$ 9.191	$ 8.987	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.181	0.178	0.086
Net realized and unrealized gain (loss)	2.297	0.203	(1.020)
Total from investment operations	2.478	0.381	(0.934)
Less dividends and distributions from:
Net investment income	(0.176)	(0.177)	(0.079)
Total dividends and distributions	(0.176)	(0.177)	(0.079)
Net asset value, end of period	$ 11.493	$ 9.191	$ 8.987
Total return[3]	27.01%	4.24%	(9.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 43,703	$10,884	$ 5,518
Ratio of expenses to average net assets	0.93%	0.93%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.28%	1.35%	1.27%
Ratio of net investment income to average net assets	1.69%	1.98%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.56%	1.03%
Portfolio turnover	9%	26%	92%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP U.S. Growth Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP U.S. Growth Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)	0.54%	0.54%
Total Annual Fund Operating Expenses (including AFFE)[2]	1.29%	1.54%
Less Fee Waiver[3]	(0.45%)	(0.45%)
Total Annual Fund Operating Expenses (After Fee Waiver)	0.84%	1.09%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 86	$365	$666	$1,520
Service Class	$111	$443	$798	$1,799
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
LVIP U.S. Growth Allocation Managed Risk Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 70% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 30% will be invested primarily in fixed income securities (bonds). Additionally, under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy. The Fund’s largest allocation will be to underlying funds that invest primarily in domestic equity securities including large-, medium- and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds), and derivatives.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the U.S. Allocation Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The U.S. Allocation Blended Composite, an index complied by the Fund's adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index. The Fund's risk management strategy may cause the Fund's return to trail the unhedged return of the U.S. Allocation Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
2	LVIP U.S. Growth Allocation Managed Risk Fund

Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
LVIP U.S. Growth Allocation Managed Risk Fund	3

•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 4.46%.
The Fund’s lowest return for a quarter occurred in the first quarter of 2016 at: (0.46%).
4	LVIP U.S. Growth Allocation Managed Risk Fund

	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/1/15)
LVIP U.S. Growth Allocation Managed Risk Fund – Standard Class	15.22%	5.57%
LVIP U.S. Growth Allocation Managed Risk Fund – Service Class	14.94%	5.31%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	21.69%	11.73%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	20.99%	11.94%
U.S. Growth Blended Composite* (reflects no deductions for fees, expenses or taxes)	15.11%	8.48%
*	The U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index. The U.S. Growth Blended Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the U.S. Growth Blended Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Alex Zeng, PhD, CFA, CAIA	Vice President	Since November 2016

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP U.S. Growth Allocation Managed Risk Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying Fund Allocation Strategy. Under normal circumstances, the Fund will invest in underlying funds so that approximately 70% of the assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 30% will be invested primarily in fixed income securities (bonds). Additionally, under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities.
The adviser develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy. The Fund’s largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium-, and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic fixed income securities, including mortgage-backed securities and high yield securities (“junk” bonds), and derivatives.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the underlying funds and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the U.S. Allocation Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the potential future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying funds’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
The Fund’s performance can be measured against that of its composite index, the U.S. Allocation Blended Composite, an index compiled by the Fund’s adviser. This index is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index. This index does not reflect a managed risk strategy such as the Fund’s risk management strategy. Accordingly, the Fund’s risk management strategy may cause the Fund’s return to trail the unhedged return of the U.S. Allocation Blended Composite index in strong, increasing markets.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
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The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively
7

impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
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Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
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Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
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LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such
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trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
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LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended		5/1/2015 [2] to 12/31/2015
	12/31/2017	12/31/2016 [1]
Net asset value, beginning of period	$ 9.769	$ 9.507	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.135	0.145	0.236
Net realized and unrealized gain (loss)	1.352	0.243	(0.600)
Total from investment operations	1.487	0.388	(0.364)
Less dividends and distributions from:
Net investment income	(0.178)	(0.126)	(0.113)
Net realized gain	(0.118)	—	(0.016)
Total dividends and distributions	(0.296)	(0.126)	(0.129)
Net asset value, end of period	$ 10.960	$ 9.769	$ 9.507
Total return[4]	15.22%	4.08%	(3.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 6,015	$ 3,775	$ 298
Ratio of expenses to average net assets[5]	0.29%	0.28%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.74%	0.73%	0.77%
Ratio of net investment income to average net assets	1.27%	1.50%	3.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	1.05%	3.15%
Portfolio turnover	14%	15%	9%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended		5/1/2015 [2] to 12/31/2015
	12/31/2017	12/31/2016 [1]
Net asset value, beginning of period	$ 9.769	$ 9.508	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.108	0.120	0.219
Net realized and unrealized gain (loss)	1.352	0.243	(0.599)
Total from investment operations	1.460	0.363	(0.380)
Less dividends and distributions from:
Net investment income	(0.152)	(0.102)	(0.096)
Net realized gain	(0.118)	—	(0.016)
Total dividends and distributions	(0.270)	(0.102)	(0.112)
Net asset value, end of period	$ 10.959	$ 9.769	$ 9.508
Total return[4]	14.94%	3.82%	(3.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$949,388	$624,051	$255,230
Ratio of expenses to average net assets[5]	0.54%	0.53%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.99%	0.98%	1.02%
Ratio of net investment income to average net assets	1.02%	1.25%	3.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.57%	0.80%	2.90%
Portfolio turnover	14%	15%	9%
[1] Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[3] The average shares outstanding method has been applied for per share information.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
16

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.09%	0.09%
Acquired Fund Fees and Expenses (AFFE)	0.12%	0.12%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.46%	0.81%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$47	$148	$258	$ 580
Service Class	$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	1

Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Fund also employs an actively managed risk-management strategy (the “risk management strategy”) sub-advised by Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s underlying ETF assets will be invested primarily in equity securities (stocks) and approximately 30% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund’s largest allocation will be to underlying ETFs that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index. The foreign equity securities held by the underlying ETFs may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a larger number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation will be made to underlying ETFs that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities, high yield securities (“junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, the sub-adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The adviser uses various analytical tools and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF’s suitability as an investment for the Fund.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman
2	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	3

and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
4	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard and Service Classes investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard and Service Classes shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2017 at: 4.30%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2017 at: 2.76%.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/2/16)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund – Standard Class	14.35%	9.88%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund – Service Class	13.95%	9.49%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	1.65%
BlackRock Global Growth ETF Alloc Composite* (reflects no deductions for fees, expenses or taxes)	15.13%	11.27%
*	The BlackRock Global Growth ETF Allocation Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 22% S&P 500® Index, 19% MSCI USA Minimum Volatility Index, 13% MSCI EAFE Minimum Volatility Index, 6% MSCI Emerging Markets Minimum Volatility Index, 5% S&P 400® Index and 5% Russell 2000® Index. The BlackRock Global Growth ETF Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.The performance of the BlackRock Global Growth ETF Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2017
Jay Shearon	Assistant Vice President	Since May 2017
Alex Zeng, PhD, CFA, CAIA	Vice President	Since May 2017

BlackRock Portfolio Managers	Company Title	Experience with Fund
Alan Mason	Managing Director	Since May 2016
Amy Whitelaw	Managing Director	Since May 2016

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	5

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Fund also employs an actively managed risk-management strategy (the “risk management strategy”) sub-advised by Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s underlying ETF assets will be invested primarily in equity securities (stocks) and approximately 30% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund’s largest allocation will be to underlying ETFs that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index. The foreign equity securities held by the underlying ETFs may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a larger number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.
A smaller allocation will be made to underlying ETFs that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities, high yield securities (“junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, the sub-adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The adviser uses various analytical tools and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF’s suitability as an investment for the Fund.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will
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remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the
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securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund or the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
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A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
BlackRock Portfolio Managers	Alan Mason and Amy Whitelaw are responsible for the day-to-day management of the portion of the Fund's assets allocated to BlackRock.
Alan Mason, is a Managing Director, and is the Head of the Americas Beta Strategies Portfolio Management team within BlackRock. Mr. Mason’s service with BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Mr. Mason holds a B.A. in music, summa cum laude, from Baylor University, an M.A. in musicology, with honors, from the University of Louisville, and an M.A. in ethnomusicology from the University of California Berkeley.
Amy Whitelaw, is a Managing Director within BlackRock. Ms. Whitelaw’s service with BlackRock dates back to 1998, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Ms. Whitelaw holds a B.A. from Dickinson College.
Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
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Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
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The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
15

Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
16

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The total return in these financial highlights reflects the return set forth in the Fund’s most recent annual report, which may differ slightly from the total return in the bar chart and table in this prospectus as a result of adjustments for financial reporting purposes. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended	5/2/2016 [1] to 12/31/2016
	12/31/2017
Net asset value, beginning of period	$ 10.112	$10.000
Income from investment operations:
Net investment income[2]	0.197	0.213
Net realized and unrealized gain	1.255	0.018
Total from investment operations	1.452	0.231
Less dividends and distributions from:
Net investment income	(0.164)	(0.119)
Net realized gain	(0.010)	—
Return of capital	—	— [3]
Total dividends and distributions	(0.174)	(0.119)
Net asset value, end of period	$ 11.390	$10.112
Total return[4]	14.35%	2.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11,131	$ 2,185
Ratio of expenses to average net assets[5]	0.33%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.33%	0.40%
Ratio of net investment income to average net assets	1.79%	3.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	3.09%
Portfolio turnover	15%	3%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Return of capital distributions of $88 were made by the Fund’s Standard Class, which calculated to de minimis amounts of $0.000 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
17

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended	5/2/2016 [1] to 12/31/2016
	12/31/2017
Net asset value, beginning of period	$ 10.113	$10.000
Income from investment operations:
Net investment income[2]	0.158	0.189
Net realized and unrealized gain	1.252	0.018
Total from investment operations	1.410	0.207
Less dividends and distributions from:
Net investment income	(0.125)	(0.094)
Net realized gain	(0.010)	—
Return of capital	—	— [3]
Total dividends and distributions	(0.135)	(0.094)
Net asset value, end of period	$ 11.388	$10.113
Total return[4]	13.95%	2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$213,738	$98,567
Ratio of expenses to average net assets[5]	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.68%	0.75%
Ratio of net investment income to average net assets	1.44%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	2.74%
Portfolio turnover	15%	3%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Return of capital distributions of $3,959 were made by the Fund’s Service Class, which calculated to de minimis amounts of $0.000 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
18

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
19

Lincoln Variable Insurance Products Trust
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.10%	0.10%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.43%	0.78%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$44	$137	$240	$540
Service Class	$79	$248	$432	$963
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in domestic equity (stocks) and/or domestic fixed income (bonds) securities. Under normal circumstances, the Fund, through the underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	1

to U.S. securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Fund also employs an actively managed risk-management strategy (the “risk management strategy”) sub-advised by Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s underlying ETF assets will be invested primarily in domestic equity securities (stocks) and approximately 30% of the Fund’s underlying ETF assets will be invested primarily in domestic fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund’s largest allocation will be to underlying ETFs that invest primarily in domestic equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index.
A smaller allocation will be made to underlying ETFs that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (“junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, the sub-adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The adviser uses various analytical tools and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF’s suitability as an investment for the Fund.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures may also be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
2	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	3

the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard and Service Classes investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard and Service Classes shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the fourth quarter of 2017 at: 3.94%.
The Fund’s lowest return for a quarter occurred in the second quarter of 2017 at: 2.30%.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (5/2/16)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund – Standard Class	13.49%	11.43%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund – Service Class	13.10%	11.04%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	1.65%
BlackRock U.S. Growth ETF Alloc Composite* (reflects no deductions for fees, expenses or taxes)	14.28%	12.66%
*	The BlackRock U.S. Growth ETF Allocation Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 29% S&P 500® Index , 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400 Index, and 9% Russell 2000® Index. The
4	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

BlackRock U.S. Growth ETF Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the BlackRock U.S. Growth ETF Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Investment Sub-Adviser:     Milliman Financial Risk Management LLC (“Milliman”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Maria Ma, CFA	Assistant Vice President	Since May 2017
Jay Shearon	Assistant Vice President	Since May 2017
Alex Zeng, PhD, CFA, CAIA	Vice President	Since May 2017

BlackRock Portfolio Managers	Company Title	Experience with Fund
Alan Mason	Managing Director	Since May 2016
Amy Whitelaw	Managing Director	Since May 2016

Milliman Portfolio Managers	Company Title	Experience with Fund
Zachary Brown, CFA	Portfolio Manager	Since May 2016
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	5

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in domestic equity (stocks) and/or domestic fixed income (bonds) securities. Under normal circumstances, the Fund, through the underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Fund also employs an actively managed risk-management strategy (the “risk management strategy”) sub-advised by Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”), which seeks to stabilize the Fund’s overall portfolio volatility.
Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s underlying ETF assets will be invested primarily in domestic equity securities (stocks) and approximately 30% of the Fund’s underlying ETF assets will be invested primarily in domestic fixed income securities (bonds).
BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund’s largest allocation will be to underlying ETFs that invest primarily in domestic equity securities, including securities of small- and medium-capitalization companies, with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index.
A smaller allocation will be made to underlying ETFs that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (“junk” bonds), and securities backed by the U.S. Treasury.
The financial instruments that are intended to provide exposure similar to the exposure to the underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.
On at least an annual basis, the sub-adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying ETFs from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying ETFs to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The adviser uses various analytical tools and third party research to construct the portfolio. The underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, and the investment styles and performance of the underlying ETFs. The adviser also considers the portfolio characteristics and risk profile for each underlying ETF over various periods and market environments to assess each underlying ETF’s suitability as an investment for the Fund.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman may also use interest rate futures as part of the risk management strategy.
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The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund.
Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.
Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.
Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will then decrease. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
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Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
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Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded and/or interest rate futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing
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market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off, which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.
The Fund will use short or long futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the day-to-day investment management of the Fund or the Fund’s risk management strategy. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-advisers and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.25% of the Fund's average net assets, net of advisory fee waivers).
LIA Portfolio Managers	Maria Ma, Jay Shearon, and Alex Zeng are responsible for the day-to-day management of the Fund's assets and oversight of the Fund's overlay manager.
Maria Ma, CFA, is a Portfolio Manager, Assistant Vice President, and Team Lead for Fixed Income strategies within LIA. Ms. Ma joined LIA in 2015 and is a member of LIA’s Investment Committee, Derivatives Committee, and Asset Allocation Committee, among others. Prior to joining LIA, Ms. Ma spent nine years with SEI Investments as Senior Investment Analyst, responsible for manager selection and multi-manager portfolio construction for U.S. investment grade fixed Income funds. She holds a B.A. in economics from NanKai University in China and an M.S. in finance from Boston College. Ms. Ma is a Chartered Financial Analyst® (CFA) Charterholder.
Jay Shearon is a Portfolio Manager, Assistant Vice President, and Team Lead for Multi-Asset strategies within LIA. Mr. Shearon joined LIA in 2015 and is a member of LIA’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LIA, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.
Alex Zeng, PhD, CFA, CAIA, is a Portfolio Manager, Vice President, and Managing Director of LIA. Mr. Zeng joined LIA in 2014 and is a member of LIA’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LIA, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
BlackRock Portfolio Managers	Alan Mason and Amy Whitelaw are responsible for the day-to-day management of the portion of the Fund's assets allocated to BlackRock.
Alan Mason, is a Managing Director, and is the Head of the Americas Beta Strategies Portfolio Management team within BlackRock. Mr. Mason’s service with BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Mr. Mason holds a B.A. in music, summa cum laude, from Baylor University, an M.A. in musicology, with honors, from the University of Louisville, and an M.A. in ethnomusicology from the University of California Berkeley.
Amy Whitelaw, is a Managing Director within BlackRock. Ms. Whitelaw’s service with BlackRock dates back to 1998, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Ms. Whitelaw holds a B.A. from Dickinson College.
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Sub-Adviser	Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $153 billion in assets as of December 31, 2017.
Milliman Portfolio Managers	Zachary Brown, Jeff Greco, and Adam Schenck are responsible for the day-to-day management of the Fund's risk management overlay.
Zachary Brown, CFA, is a Portfolio Manager with Milliman and joined Milliman in 2009. Mr. Brown holds a B.A. in economics and history from Northwestern University. He is a Chartered Financial Analyst® (CFA) Charterholder.
Jeff Greco, is a Portfolio Manager with Milliman and joined Milliman in 2012. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.
Adam Schenck, CFA, is Director of Portfolio Management with Milliman and joined Milliman in 2005. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. The Fund values shares of mutual funds (each an “underlying fund”) at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
12

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
13

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
14

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The total return in these financial highlights reflects the return set forth in the Fund’s most recent annual report, which may differ slightly from the total return in the bar chart and table in this prospectus as a result of adjustments for financial reporting purposes. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended	5/2/2016 [1] to 12/31/2016
	12/31/2017
Net asset value, beginning of period	$ 10.463	$10.000
Income from investment operations:
Net investment income[2]	0.184	0.174
Net realized and unrealized gain	1.228	0.378
Total from investment operations	1.412	0.552
Less dividends and distributions from:
Net investment income	(0.156)	(0.089)
Net realized gain	— [3]	—
Total dividends and distributions	(0.156)	(0.089)
Net asset value, end of period	$ 11.719	$10.463
Total return[4]	13.49%	5.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,784	$ 1,444
Ratio of expenses to average net assets[5]	0.32%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.38%
Ratio of net investment income to average net assets	1.64%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	2.48%
Portfolio turnover	3%	14%
[1] Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] For the year ended December 31, 2017, net realized gain distributions of $57 were made by the Fund’s Standard Class, which calculated to a de minimus amount of $0.000 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended	5/2/2016 [1] to 12/31/2016
	12/31/2017
Net asset value, beginning of period	$ 10.464	$ 10.000
Income from investment operations:
Net investment income[2]	0.144	0.150
Net realized and unrealized gain	1.226	0.377
Total from investment operations	1.370	0.527
Less dividends and distributions from:
Net investment income	(0.116)	(0.063)
Net realized gain	— [3]	—
Total dividends and distributions	(0.116)	(0.063)
Net asset value, end of period	$ 11.718	$ 10.464
Total return[4]	13.10%	5.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$258,831	$127,286
Ratio of expenses to average net assets[5]	0.67%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.73%
Ratio of net investment income to average net assets	1.29%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.29%	2.13%
Portfolio turnover	3%	14%
[1] Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] For the year ended December 31, 2017, net realized gain distributions of $4,399 were made by the Fund’s Service Class, which calculated to a de minimus amount of $0.000 per share.
[4] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.
[5] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Western Asset Core Bond Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Western Asset Core Bond Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Western Asset Core Bond Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Western Asset Core Bond Fund (the “Fund”) is to maximize total return, consistent with prudent investment management and liquidity needs.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.03%	0.03%
Total Annual Fund Operating Expenses(including AFFE)[2]	0.55%	0.80%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$56	$175	$305	$685
Service Class	$81	$254	$442	$985
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.During the most recent fiscal year, the Fund’s portfolio turnover rate was 419% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range
LVIP Western Asset Core Bond Fund	1

within 20% of the average duration of the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index (generally, this range is 3 – 7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Fund presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or unrated securities of comparable quality at the time of purchase (as determined by the sub-adviser). The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Fund may invest up to 25% of its net assets in investment grade, dollar-denominated foreign investments (including emerging markets investments).
The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures, options and swaps.
In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
2	LVIP Western Asset Core Bond Fund

•	Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard and Service Classes investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard and Service Classes shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2017 at: 1.45%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2017 at: 0.72%.
	Average Annual Total Returns For periods ended 12/31/17
	1 year	Lifetime Since inception (7/14/16)
LVIP Western Asset Core Bond Fund – Standard Class	4.54%	0.73%
LVIP Western Asset Core Bond Fund – Service Class	4.27%	0.46%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	3.54%	0.41%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Western Asset Management Company (“Western Asset”)
Portfolio Managers
Western Asset Portfolio Managers	Company Title	Experience with Fund
John Bellows	Portfolio Manager	Since July 2016
Carl L. Eichstaedt	Portfolio Manager	Since July 2016
S. Kenneth Leech	Chief Investment Officer	Since July 2016
Mark S. Lindbloom	Portfolio Manager	Since July 2016
Frederick R. Marki	Portfolio Manager	Since May 2018
Julien Scholnick	Portfolio Manager	Since July 2016
LVIP Western Asset Core Bond Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Western Asset Core Bond Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize total return, consistent with prudent investment management and liquidity needs. This objective is non-fundamental and may be changed without shareholder approval.
The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index (generally, this range is 3 – 7 years). Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The Fund presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or unrated securities of comparable quality at the time of purchase (as determined by the sub-adviser). The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities. The Fund may invest up to 25% of its net assets in investment grade, dollar-denominated foreign investments (including emerging markets investments).
The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions may include, but are not limited to, futures, options, swaps, and the instruments discussed below.
In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.
Maturity and duration
The Fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Under normal market conditions the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index (generally, this range is 3 – 7 years). The dollar-weighted average effective duration of the Fund may fall outside of its expected range due to market movements. If this happens, the Fund’s sub-adviser will take action to bring the Fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
Credit quality
The Fund currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the sub-adviser). These securities are known as “investment grade securities.” The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the Fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below the Baa/BBB categories) are commonly known as “junk bonds” or “high yield securities.” To the extent not addressed above, in the event that NRSROs assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security’s quality and risk at that time.
Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The Fund may engage in a variety of transactions using derivatives, such as futures, options (including options on credit default swaps), swaps including interest rate swaps and credit default swaps (including buying and selling credit default swaps), warrants and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Some derivatives, like swaps, tend to shift the
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Fund’s investment exposure from one type of investment to another. For example, the Fund could decrease its exposure to U.S. currency and increase its exposure to non-U.S. currency by exchanging (“swapping”) payments in U.S. dollars for payments in non-U.S. currency. Derivatives may be used by the Fund for any of the following purposes:
•	As a hedging technique in an attempt to manage risk in the Fund’s portfolio
•	As a substitute for buying or selling securities
•	As a means of changing investment characteristics of the Fund’s portfolio
•	As a cash flow management technique
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
The Fund may sell protection on debt securities by entering into credit default swaps. In these transactions, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The Fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the Fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Fund. Certain derivative transactions may have a leveraging effect on the Fund.
When the Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions. Such segregation will not limit the Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other instruments that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market. The Fund may use one or more types of these instruments to the extent consistent with its 80% policy.
The Fund’s sub-adviser may choose not to make use of derivatives.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this prospectus interchangeably, and, where used, are not intended to be limiting.
Other investments
The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the Fund may invest in new types of securities and instruments.
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Percentage and other limitations
For purposes of the Fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The Fund’s compliance with its investment limitations and requirements described in this prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in debt securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
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U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
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Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect performance. High portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (aggregate advisory fee paid to LIA for the fiscal year ended December 31, 2017 was 0.45% of the Fund's average net assets).
Sub-Adviser	Western Asset Management Company (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2017, the total assets under management of Western Asset and its supervised affiliates were approximately $442.2 billion.
Western Asset Portfolio Managers	John Bellows, Carl Eichstaedt, S. Kenneth Leech, Mark Lindbloom, Frederick Marki, and Julien Scholnick are responsible for the day-to-day management of the Fund's assets.
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John L. Bellows, Ph.D., is a Portfolio Manager/Research Analyst with Western Asset. Mr. Bellows joined Western Asset in 2012. Prior to joining Western Asset, Mr. Bellows held the positions of Acting Assistant Secretary for Economic Policy; Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy at the U.S. Department of the Treasury. Mr. Bellows holds a B.A. in economics from Dartmouth College and a Ph.D. in economics from the University of California, Berkeley.
Carl L. Eichstaedt, CFA, is a Portfolio Manager with Western Asset. Mr. Eichstaedt joined Western Asset in 1994. He holds a B.S. from the University of Illinois and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. Mr. Eichstaedt is a Chartered Financial Analyst® (CFA) Charterholder.
S. Kenneth Leech, is the Chief Investment Officer of Western Asset and joined Western Asset in 1990. As CIO, he leads Western Asset’s investment efforts and is responsible for the development and coordination of firm wide investment strategies. He holds a B.A., B.S., and M.B.A. from the Wharton School of the University of Pennsylvania.
Mark S. Lindbloom, is a Portfolio Manager with Western Asset. Mr. Lindbloom joined Western Asset in 2005. He holds a B.S. from Rider University and an M.B.A. from Pace University.
Frederick R. Marki, is a Portfolio Manager with Western Asset. Mr. Marki joined Western Asset in 2005. He holds a B.S. from the Massachusetts Institute of Technology as well as the CCFA designation.
Julien A. Scholnick, CFA, is a Portfolio Manager with Western Asset. Mr. Scholnick joined Western Asset in 2003. He holds a B.A. from the University of California in Los Angeles and an M.B.A. from Cornell University. Mr. Scholnick is a Chartered Financial Analyst® (CFA) Charterholder.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
11

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard and Service Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended	7/14/2016 [1] to 12/31/2016
	12/31/2017
Net asset value, beginning of period	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.203	0.074
Net realized and unrealized gain (loss)	0.233	(0.406)
Total from investment operations	0.436	(0.332)
Less dividends and distributions from:
Net investment income	(0.167)	(0.075)
Total dividends and distributions	(0.167)	(0.075)
Net asset value, end of period	$ 9.862	$ 9.593
Total return[3]	4.54%	(3.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,836,303	$1,166,624
Ratio of expenses to average net assets	0.51%	0.50%
Ratio of net investment income to average net assets	2.06%	1.61%
Portfolio turnover	419%	182% [4]
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4] Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
13

	LVIP Western Asset Core Bond Fund Service Class
	Year Ended	7/14/2016 [1] to 12/31/2016
	12/31/2017
Net asset value, beginning of period	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.180	0.062
Net realized and unrealized gain (loss)	0.230	(0.406)
Total from investment operations	0.410	(0.344)
Less dividends and distributions from:
Net investment income	(0.137)	(0.063)
Total dividends and distributions	(0.137)	(0.063)
Net asset value, end of period	$ 9.866	$ 9.593
Total return[3]	4.27%	(3.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,613	$ 10
Ratio of expenses to average net assets	0.76%	0.75%
Ratio of net investment income to average net assets	1.81%	1.36%
Portfolio turnover	419%	182% [4]
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4] Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
14

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
15

Lincoln Variable Insurance Products Trust
Lincoln iShares® Fixed Income Allocation Fund
Standard Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
Lincoln iShares® Fixed Income Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

Lincoln iShares® Fixed Income Allocation Fund
(Standard Class)
Summary
Investment Objective
The investment objective of the Lincoln iShares® Fixed Income Allocation Fund (the “Fund”) is to maximize total return, consistent with prudent investment management and liquidity needs.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class
Management Fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other Expenses[1]	57.77%
Acquired Fund Fees and Expenses (AFFE)	0.11%
Total Annual Fund Operating Expenses(including AFFE)[2]	58.13%
Less Fee Waiver and Expense Reimbursement[3,4]	(57.87%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.26%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.15% of the Funds average daily net assets for the Standard Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and assumes that the fee waiver and expense reimbursement are not renewed after the one-year period. If the fee waiver or expense reimbursement are renewed for the 3-, 5-, or 10-year periods, the expenses shown in the table would be lower. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$27	$6,593	$8,036	$8,433
Lincoln iShares ® Fixed Income Allocation Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.The Fund was operational for only part of the most recent fiscal year. During the period February 1, 2017, commencement of operations, through December 31, 2017, the Fund’s portfolio turnover rate was 16% of the average of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).
Under normal circumstances, approximately 100% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
In general, the Fund invests in underlying ETFs that invest primarily in fixed income securities (referred to as “fixed income funds”). Fixed-income funds may include funds that invest in, among other things, domestic bonds, U.S. Government securities, mortgage-backed securities, high yield (“junk”) bonds, and cash or money market instruments. The Fund currently expects to allocate at least 85% of its assets to investments within the U.S.
The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), geographic location, or other factors. The percentage allocation to the various types of fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an underlying ETF and such derivative exposure shall be included in the Fund’s fixed income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
2	Lincoln iShares® Fixed Income Allocation Fund

•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The Fund commenced operations on or about February 1, 2017. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Portfolio Manager
Portfolio Manager	Company Title	Experience with Fund
Michael Gates, CFA	Director	Since February 2017
Lincoln iShares ® Fixed Income Allocation Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	Lincoln iShares® Fixed Income Allocation Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to maximize total return, consistent with prudent investment management and liquidity needs. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock.
Under normal circumstances, approximately 100% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
In general, the Fund invests in underlying ETFs that invest primarily in fixed income securities (referred to as “fixed income funds”). Fixed income funds may include funds that invest in, among other things, domestic bonds, U.S. Government securities, mortgage-backed securities, high yield (“junk”) bonds, and cash or money market instruments. The Fund currently expects to allocate at least 85% of its assets to investments within the U.S.
The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), geographic location, or other factors. The percentage allocation to the various types of fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an underlying ETF and such derivative exposure shall be included in the Fund’s fixed income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds), and are rated to be of lower credit quality than investment grade bonds.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
5

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some
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derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
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The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s subadviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (advisory fee is 0.25% of the Fund's average daily net assets).
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
Portfolio Manager	Michael Gates, CFA, is responsible for the day-to-day management of the Fund's assets.
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Michael Gates, CFA, Director, is head of Model Portfolio Solutions Americas within BlackRock’s Multi-Asset Strategies group and the lead portfolio manager for the Target-Allocation Funds. He and his team also manage a series of outcome-oriented, active and total return asset allocation strategies for retail advisors and managed account investors. Mr. Gates’ service with BlackRock dates back to 2009, where he served as part of the Multi-Asset Strategies group, as well as BlackRock’s Global Trading group. Prior to 2009, Mr. Gates worked for Barclays Global Investors (BGI), which merged with BlackRock in 2009, in a variety of research roles, focused on fixed income and alternative investment strategies. Previously Mr. Gates worked as an analyst responsible for equity risk models at Barra. Mr. Gates earned his MS in Economics from the University of California, Davis, and a BS, with honors, from the University of California, Davis.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
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The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers Standard Class shares.
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LIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) (the Fund’s principal underwriter), and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
Lincoln iShares ® Fixed Income Allocation Fund Standard Class
2/1/2017 [1] to 12/31/2017
Net asset value, beginning of period	$ 10.000
Income from investment operations:
Net investment income[2]	0.225
Net realized and unrealized gain	0.147
Total from investment operations	0.372
Less dividends and distributions from:
Net investment income	(0.209)
Total dividends and distributions	(0.209)
Net asset value, end of period	$ 10.163
Total return[3]	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 104
Ratio of expenses to average net assets[4]	0.15%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	58.01%
Ratio of net investment income to average net assets	2.40%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(55.46%)
Portfolio turnover	16%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
Lincoln iShares® Global Growth Allocation Fund
Standard Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
Lincoln iShares® Global Growth Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

Lincoln iShares® Global Growth Allocation Fund
(Standard Class)
Summary
Investment Objective
The investment objective of the Lincoln iShares® Global Growth Allocation Fund (the “Fund”) is to seek long-term capital appreciation.  Current income is also a consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class
Management Fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other Expenses[1]	22.76%
Acquired Fund Fees and Expenses (AFFE)	0.09%
Total Annual Fund Operating Expenses(including AFFE)[2]	23.10%
Less Fee Waiver and Expense Reimbursement[3,4]	(22.81%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.29%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Funds average daily net assets for the Standard Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and assumes that the fee waiver and expense reimbursement are not renewed after the one-year period. If the fee waiver or expense reimbursement are renewed for the 3-, 5-, or 10-year periods, the expenses shown in the table would be lower. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$29	$4,031	$6,715	$10,169
Lincoln iShares® Global Growth Allocation Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.The Fund was operational for only part of the most recent fiscal year. During the period February 1, 2017, commencement of operations, through December 31, 2017, the Fund’s portfolio turnover rate was 43% of the average of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).
Under normal circumstances, approximately 70% of the Fund’s underlying ETF assets will be invested primarily in equity securities (stocks) and approximately 30% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
In general, the Fund invests in three different kinds of underlying ETFs: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities, real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or “junk”) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest. The Fund currently expects to allocate up to 50% of the Fund’s assets to investments outside the U.S. The Fund’s investments outside the U.S. may include emerging markets.
Variations in the target asset allocation between equity and fixed income securities, through investments in underlying ETFs, are permitted within a certain range. Therefore, based on a target equity/fixed income allocation of 70%/30%, the Fund may have an equity/fixed income allocation that ranges from 60%/40% to 75%/25%. Although variations beyond these ranges are generally not permitted, the sub-adviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.
The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), geographic location, or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions, including foreign currency forward contracts (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an underlying ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
2	Lincoln iShares® Global Growth Allocation Fund

•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency
Lincoln iShares® Global Growth Allocation Fund	3

management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The Fund commenced operations on or about February 1, 2017. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Portfolio Manager
Portfolio Manager	Company Title	Experience with Fund
Michael Gates, CFA	Director	Since February 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
4	Lincoln iShares® Global Growth Allocation Fund

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. Current income is also a consideration. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock.
Under normal circumstances, approximately 70% of the Fund’s underlying ETF assets will be invested primarily in equity securities (stocks) and approximately 30% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
In general, the Fund invests in three different kinds of underlying ETFs: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic and international equities, real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or “junk”) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed-income funds may invest. The Fund currently expects to allocate up to 50% of the Fund’s assets to investments outside the U.S. The Fund’s investments outside the U.S. may include emerging markets.
Variations in the target asset allocation between equity and fixed income securities, through investments in underlying ETFs, are permitted within a certain range. Therefore, based on a target equity/fixed-income allocation of 70%/30%, the Fund may have an equity/fixed income allocation that ranges from 60%/40% to 75%/25%. Although variations beyond these ranges are generally not permitted, the sub-adviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.
The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), globally (including domestic and international (including emerging market) funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), geographic location, or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions, including foreign currency forward contracts (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an underlying ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
The sub-adviser regularly monitors the asset allocations of the Fund to ensure that it adheres over time to the target asset allocations. The asset allocation target listed for the Fund is a general, long-term target. On a regular basis, the portfolio managers assess market conditions, review the Fund’s asset allocation, and determine whether any changes are required. The sub-adviser may periodically adjust the asset allocations in the Fund based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited relative to the target asset allocation. The Fund’s portfolio will be rebalanced on a semi-annual basis within 5% of the Fund’s target asset allocation as set out above. In between semi-annual rebalancings, the Fund’s portfolio may be brought closer to its target asset allocation either through the direction of daily cash flows to suitable underlying ETFs or by interim rebalancings, as determined by the portfolio managers.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
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Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (“junk” bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
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Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
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The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
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The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s subadviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (advisory fee is 0.25% of the Fund's average daily net assets).
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
Portfolio Manager	Michael Gates, CFA is responsible for the day-to-day management of the Fund’s assets.
Michael Gates, CFA, Director, is head of Model Portfolio Solutions Americas within BlackRock’s Multi-Asset Strategies group and the lead portfolio manager for the Target-Allocation Funds. He and his team also manage a series of outcome-oriented, active and total return asset allocation strategies for retail advisors and managed account investors. Mr. Gates’ service with BlackRock dates back to 2009, where he served as part of the Multi-Asset Strategies group, as well as BlackRock’s Global Trading group. Prior to 2009, Mr. Gates worked for Barclays Global Investors (BGI), which merged with BlackRock in 2009, in a variety of research roles, focused on fixed income and alternative investment strategies. Previously Mr. Gates worked as an analyst responsible for equity risk models at Barra. Mr. Gates earned his MS in Economics from the University of California, Davis, and a BS, with honors, from the University of California, Davis.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to
11

the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
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As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers Standard Class shares.
LIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) (the Fund’s principal underwriter), and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
Lincoln iShares® Global Growth Allocation Fund Standard Class
2/1/2017 [1] to 12/31/2017
Net asset value, beginning of period	$ 10.000
Income from investment operations:
Net investment income[2]	0.280
Net realized and unrealized gain	1.236
Total from investment operations	1.516
Less dividends and distributions from:
Net investment income	(0.113)
Total dividends and distributions	(0.113)
Net asset value, end of period	$ 11.403
Total return[3]	15.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 709
Ratio of expenses to average net assets[4]	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	23.01%
Ratio of net investment income to average net assets	2.78%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(20.03%)
Portfolio turnover	43%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
Lincoln iShares® U.S. Moderate Allocation Fund
Standard Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
Lincoln iShares® U.S. Moderate Allocation Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

Lincoln iShares® U.S. Moderate Allocation Fund
(Standard Class)
Summary
Investment Objective
The investment objective of the Lincoln iShares® U.S. Moderate Allocation Fund (the “Fund”) is to seek long-term capital appreciation. Current income is also a consideration.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class
Management Fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other Expenses[1]	10.07%
Acquired Fund Fees and Expenses (AFFE)	0.08%
Total Annual Fund Operating Expenses(including AFFE)[2]	10.40%
Less Fee Waiver and Expense Reimbursement[3,4]	(10.13%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.27%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.15% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.19% of the Funds average daily net assets for the Standard Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
[4] The Expense Reimbursement was restated to reflect the current expense limitation of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and assumes that the fee waiver and expense reimbursement are not renewed after the one-year period. If the fee waiver or expense reimbursement are renewed for the 3-, 5-, or 10-year periods, the expenses shown in the table would be lower. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$27	$2,090	$3,935	$7,745
Lincoln iShares® U.S. Moderate Allocation Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.The Fund was operational for only part of the most recent fiscal year. During the period February 1, 2017, commencement of operations, through December 31, 2017, the Fund’s portfolio turnover rate was 12% of the average of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).
Under normal circumstances, the Fund, through the underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Fund’s non-U.S. exposure may include emerging markets securities. Under normal circumstances, approximately 60% of the Fund’s underlying ETF assets will be invested primarily in equity securities (stocks) and approximately 40% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
In general, the Fund invests in three different kinds of underlying ETFs: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed income securities (referred to as “fixed income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic equities, real estate-related securities or instruments and commodity-related securities or instruments. Fixed income funds may include funds that invest in, among other things, domestic bonds, U.S. Government securities, mortgage-backed securities, high yield (or “junk”) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed income funds may invest.
Variations in the target asset allocation between equity and fixed income securities, through investments in underlying ETFs, are permitted up to 10%. Therefore, based on a target equity/fixed income allocation of 60%/40%, the Fund may have an equity/fixed income allocation that ranges from 50%/50% to 70%/30%. Although variations beyond the 10% range are generally not permitted, the sub-adviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.
The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), or other factors. The Fund’s fixed income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk” bonds), or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an underlying ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
2	Lincoln iShares® U.S. Moderate Allocation Fund

•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
Lincoln iShares® U.S. Moderate Allocation Fund	3

•	Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The Fund commenced operations on or about February 1, 2017. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    BlackRock Investment Management LLC (“BlackRock”)
Portfolio Manager
Portfolio Manager	Company Title	Experience with Fund
Michael Gates, CFA	Director	Since February 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	Lincoln iShares® U.S. Moderate Allocation Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek long-term capital appreciation. Current income is also a consideration. The objective is non-fundamental and may be changed without shareholder approval.
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in Exchange Traded Funds (“underlying ETFs”) or financial instruments that provide exposure to such underlying ETFs. The underlying ETFs, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The Fund’s underlying ETF strategy is sub-advised by BlackRock.
Under normal circumstances, the Fund, through the underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Fund’s non-U.S. exposure may include emerging markets securities. Under normal circumstances, approximately 60% of the Fund’s underlying ETF assets will be invested primarily in equity securities (stocks) and approximately 40% of the Fund’s underlying ETF assets will be invested primarily in fixed income securities (bonds).
In general, the Fund invests in three different kinds of underlying ETFs: those that invest primarily in equity securities or certain other instruments described below (referred to as “equity funds”), those that invest primarily in fixed-income securities (referred to as “fixed-income funds”), and those that invest in a mix of securities and other instruments in which equity funds and fixed-income funds invest (referred to as “multi-asset funds”). Equity funds may include funds that invest in, among other things, domestic equities, real estate-related securities or instruments and commodity-related securities or instruments. Fixed-income funds may include funds that invest in, among other things, domestic bonds, U.S. Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. Multi-asset funds may include funds that invest in any of the securities or instruments in which equity funds or fixed-income funds may invest.
Variations in the target asset allocation between equity and fixed-income securities, through investments in underlying ETFs, are permitted up to 10%. Therefore, based on a target equity/fixed-income allocation of 60%/40%, the Fund may have an equity/fixed-income allocation that ranges from 50%/50% to 70%/30%. Although variations beyond the 10% range are generally not permitted, the sub-adviser may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.
The Fund’s equity allocation may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), or other factors. The Fund’s fixed-income allocation may be further diversified by sector (including government, corporate, agency, mortgage-backed securities, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), or other factors. The percentage allocation to the various types of equity and fixed income securities are determined at the discretion of the portfolio managers and can be changed to reflect the current market environment.
The Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Reverse repurchase agreements may constitute borrowing. The Fund may use derivatives as a substitute for taking a position in an underlying ETF and such derivative exposure shall be included in the Fund’s equity or fixed-income asset allocation as determined by Fund management. The Fund may also use derivatives as part of a strategy designed to reduce exposure to other risks and to enhance returns, in which case their use would involve leveraging risk.
The sub-adviser regularly monitors the asset allocations of the Fund to ensure that it adheres over time to the target asset allocations. The asset allocation target listed for the Fund is a general, long-term target. On a regular basis, the portfolio managers assess market conditions, review the Fund’s asset allocation, and determine whether any changes are required. The sub-adviser may periodically adjust the asset allocations in the Fund based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target asset allocation. The Fund’s portfolio will be rebalanced on a semi-annual basis within 5% of the Fund’s target asset allocation. In between semi-annual rebalancings, the Fund’s portfolio may be brought closer to its target asset allocation either through the direction of daily cash flows to suitable underlying ETFs or by interim rebalancings, as determined by the portfolio managers.
Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.
Value Stocks: Value stocks are companies believed to be undervalued with long-term capital appreciation potential.
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Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. government, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (junk bonds) and are rated to be of lower credit quality than investment grade bonds.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in a portfolio of investments that provides exposure to U.S. securities only upon 60 days' notice to shareholders.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
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Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of mortgage-backed securities may fluctuate more widely than the value of investment grade debt obligations in response to changes in interest rates.
Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as “high yield” bonds (“junk” bonds), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity. A liquid security market may not always exist for positions in below investment grade bonds. These bonds also are more likely to experience greater fluctuations in value due to changes in the issuer’s credit rating.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
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Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies
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that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Tactical Allocation Risk. The subadviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
The Fund has entered into an Investment Management Agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level. Additionally, LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s subadviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (advisory fee is 0.25% of the Fund's average daily net assets).
Sub-Adviser	BlackRock Investment Management, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
Portfolio Manager	Michael Gates, CFA is responsible for the day-to-day management of the Fund's assets.
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Michael Gates, CFA, Director, is head of Model Portfolio Solutions Americas within BlackRock’s Multi-Asset Strategies group and the lead portfolio manager for the Target-Allocation Funds. He and his team also manage a series of outcome-oriented, active and total return asset allocation strategies for retail advisors and managed account investors. Mr. Gates’ service with BlackRock dates back to 2009, where he served as part of the Multi-Asset Strategies group, as well as BlackRock’s Global Trading group. Prior to 2009, Mr. Gates worked for Barclays Global Investors (BGI), which merged with BlackRock in 2009, in a variety of research roles, focused on fixed income and alternative investment strategies. Previously Mr. Gates worked as an analyst responsible for equity risk models at Barra. Mr. Gates earned his MS in Economics from the University of California, Davis, and a BS, with honors, from the University of California, Davis.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts is available in the Fund's annual report to shareholders for the period ended December 31, 2017.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
10

The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers Standard Class shares.
11

LIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) (the Fund’s principal underwriter), and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
12

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Fund's Standard Class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
Lincoln iShares® U.S. Moderate Allocation Fund Standard Class
2/1/2017 [1] to 12/31/2017
Net asset value, beginning of period	$ 10.000
Income from investment operations:
Net investment income[2]	0.216
Net realized and unrealized gain	1.049
Total from investment operations	1.265
Less dividends and distributions from:
Net investment income	(0.137)
Total dividends and distributions	(0.137)
Net asset value, end of period	$ 11.128
Total return[3]	12.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 910
Ratio of expenses to average net assets[4]	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	10.32%
Ratio of net investment income to average net assets	2.20%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(7.93%)
Portfolio turnover	12%
[1] Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect.
[4] Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
13

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
14

Lincoln Variable Insurance Products Trust
LVIP Loomis Sayles Global Growth Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP Loomis Sayles Global Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Loomis Sayles Global Growth Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP Loomis Sayles Global Growth Fund (the “Fund”) is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.68%	0.68%
Distribution and/or Service (12b-1) fees	None	0.35%
Other Expenses[1]	0.18%	0.18%
Total Annual Fund Operating Expenses	0.86%	1.21%
Less Expense Reimbursement[2]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.77%	1.12%
[1] Other Expenses are based on estimates for the current fiscal year.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.77% of the Fund’s average daily net assets for the Standard Class (and 1.12% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time period shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years
Standard Class	$ 79	$265
Service Class	$114	$375
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate has been provided.
LVIP Loomis Sayles Global Growth Fund	1

Principal Investment Strategies
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or companies that have been formed under the laws of non-U.S. countries. Notwithstanding the foregoing, the Adviser does not consider a security to be foreign if it is included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States. The Fund may also invest up to 30% of its assets in emerging markets securities. The Fund considers a security to be an emerging markets security if its country of risk as defined by Bloomberg is included within the MSCI Emerging & Frontier Markets Index. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Fund’s sub-adviser employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund’s sub-adviser also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.
The Fund will consider selling a security when the sub-adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the sub-adviser deems appropriate.
The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
Under normal market conditions, the sub-adviser does not intend to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
2	LVIP Loomis Sayles Global Growth Fund

•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The Fund is expected to commence operations on or about May 1, 2018. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Portfolio Manager
Loomis Sayles Portfolio Manager	Company Title	Experience with Fund
Aziz V. Hamzaogullari, CFA	Vice President	Since May 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
LVIP Loomis Sayles Global Growth Fund	3

Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP Loomis Sayles Global Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities. This objective is non-fundamental and may be changed without shareholder approval.
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks and depositary receipts. The Fund will invest in securities that provide exposure to no fewer than three countries, which will include the U.S. In addition, the Fund will invest at least 40% of its assets in securities of companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or companies that have been formed under the laws of non-U.S. countries. Notwithstanding the foregoing, the Adviser does not consider a security to be foreign if it is included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States. The Fund may also invest up to 30% of its assets in emerging markets securities. The Fund considers a security to be an emerging markets security if its country of risk as defined by Bloomberg is included within the MSCI Emerging & Frontier Markets Index. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Fund’s sub-adviser employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund’s sub-adviser also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.
The Fund will consider selling a security when the sub-adviser believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the sub-adviser deems appropriate.
The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the Securities Act of 1933.
Under normal market conditions, the sub-adviser does not intend to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries, in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
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The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Large Position Risk. Holding relatively large positions in companies may result in holding a significant part of a company’s total outstanding stock. Accordingly, sales of the stock, by the fund or others, could adversely affect the stock’s price, leading to greater volatility for the investment.
Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.
Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Small and medium-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, such as current and anticipated global economic conditions or increasing interest rates.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
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Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (advisory fee is 0.68% of the Fund's average daily net assets).
Sub-Adviser	Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $268.1 billion in assets under management as of December 31, 2017.
Loomis Sayles Portfolio Manager	Aziz Hamzaogullari is responsible for the day-to-day management of the Fund's assets.
Aziz V. Hamzaogullari, CFA, is a vice president of Loomis Sayles and portfolio manager of the Loomis Sayles large cap, global and all cap growth strategies, including the Loomis Sayles Growth and Global Growth mutual funds and products outside the U.S. Mr. Hamzaogullari is the founder and head of the Loomis Sayles growth equity strategies team. He joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager. Mr. Hamzaogullari received a B.S. from Bilkent University in Turkey and an M.B.A. from George Washington University. He has 24 years of investment industry experience. Mr. Hamzaogullari holds the designation of Chartered Financial Analyst® (CFA) and is a member of CFA Society Boston.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts will be available in the Fund's semi-annual report to shareholders for the period ended June 30, 2018.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
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The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
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Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
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Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The Fund is newly organized, and as a result, there are no financial highlights available.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP SSGA Short-Term Bond Index Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus May 1, 2018
LVIP SSGA Short-Term Bond Index Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts (“variable accounts”) of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before investing.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP SSGA Short-Term Bond Index Fund
(Standard and Service Class)
Summary
Investment Objective
The investment objective of the LVIP SSGA Short-Term Bond Index Fund (the “Fund”) is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.28%	0.28%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.15%	0.15%
Total Annual Fund Operating Expenses	0.43%	0.68%
Less Expense Reimbursement[2]	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.36%	0.61%
[1] Other Expenses are based on estimates for the current fiscal year.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.3625% of the Fund’s average daily net assets for the Standard Class (and 0.6125% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below.  Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years
Standard Class	$37	$131
Service Class	$62	$211
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Therefore, no portfolio turnover rate has been provided.
LVIP SSGA Short-Term Bond Index Fund	1

Principal Investment Strategies
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index (the “Index”) or in securities that the subadviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the Fund may invest in investment grade debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the subadviser). The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the subadviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
In seeking to track the performance of the Index, the subadviser employs a sampling strategy, which means that the subadviser is not required to purchase all of the securities represented in the Index. Instead, the subadviser may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, the subadviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
The Index is designed to measure the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s Financial Services, LLC), and have $300 million or more of outstanding face value. A bond’s face value means the amount to be paid to the holder at maturity. In addition, the securities must be denominated in U.S. dollars, fixed rate and nonconvertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of March 31, 2018, there were approximately 1,076 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.96 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the
2	LVIP SSGA Short-Term Bond Index Fund

securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets.
•	Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	Financial Services Sector Risk. When a fund concentrates its investments in the financial services industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the financial services industry.
•	Risks of Investments in a Particular Market Segment. Investing in a particular market segment may present unique risks and/or certain risks may affect that segment more significantly than other segments. The Fund may be subject to market segment risk in the areas of financial services industry, industrial, and the utility industry. A market segment may be more strongly affected by, for example, consumer and social trends, governmental regulations, commodity markets, interest rates, rapid technological change and/or worldwide economic or political events.
•	Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged,” which may magnify or otherwise increase investment losses.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The Fund is expected to commence operations on or about May 1, 2018. Once the Fund has at least one full calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Brunell, CFA	Vice President	Since May 2018
Christopher DiStefano	Vice President	Since May 2018
LVIP SSGA Short-Term Bond Index Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA Short-Term Bond Index Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market. The objective is non-fundamental and may be changed without shareholder approval.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index (the “Index”) or in securities that the subadviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the Fund may invest in investment grade debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the subadviser). The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the subadviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.
In seeking to track the performance of the Index, the subadviser employs a sampling strategy, which means that the subadviser is not required to purchase all of the securities represented in the Index. Instead, the subadviser may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, the subadviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.
The Index is designed to measure the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s Financial Services, LLC), and have $300 million or more of outstanding face value. A bond’s face value means the amount to be paid to the holder at maturity. In addition, the securities must be denominated in U.S. dollars, fixed rate, and nonconvertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. The following instruments are excluded from the Index: structured notes with embedded swaps or other special features; private placements; floating rate securities; and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of March 31, 2018, there were approximately 1,076 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.96 years.
The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
Additional Information About Investment Strategies
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index only upon 60 days’ notice to shareholders.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.
Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.
Tracking Error Risk. The Fund attempts to track the performance of the Index. The performance of the Fund may deviate substantially from the Index it tracks. Various factors may affect the Fund’s ability to achieve perfect correlation, such as cash flows, Fund expenses, imperfect correlation between the Fund’s investments and those of the Index, rounding of share prices, changes to the Index and regulatory policies, and costs in buying and selling securities. To the extent that the Fund employs a sampling technique to
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construct the Fund's portfolio, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The representative sample of securities in the Index that are actually held by the Fund may vary from time to time. In addition, the Fund’s investment approach, which attempts to track the performance of the Index before fees and expenses, may perform differently than other mutual funds that focus on a particular market segment or invest in other asset classes.
Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
The issuer also may have increased interest payments, because an issuer with a lower credit rating generally has to pay a higher interest rate to borrow money. As a result, the issuer’s future earnings and profitability also could be negatively affected. This could further increase the credit risk associated with that debt obligation. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds).
In addition, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities, as well as funds, with longer maturities or durations. Duration measures the sensitivity of a security’s price to changes in interest rates. This measure incorporates a security’s yield, maturity, and call features, among other factors. If, for example, the price of a security has a duration of five years, it would be expected that the price of that security would fall approximately five percent, if interest rates rose by one percent.
Furthermore, when interest rates rise, certain obligations will be paid off more slowly than anticipated, causing the value of these obligations to fall. Also, proceeds from a current investment in fixed income securities, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.
Numerous factors can cause interest rates to rise, including, but not limited to central bank monetary policies and general economic conditions. These factors are especially relevant under current economic conditions, because interest rates are at or near historically low levels. The Fund may be subject to heightened levels of interest rate risk because of the continued economic recovery and the end of the Federal Reserve Board’s quantitative easing program, especially as the Fed has begun and may continue to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.
Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs. To the extent that a third-party insurance company has a large position in the Fund, the Fund may experience relatively large redemptions if such insurance company reallocates its assets. Although the Fund seeks to minimize the impact of such transactions where possible, its performance may be adversely affected.
Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Financial Services Sector Risk. When a fund concentrates its investments in the financial services industry, it is not as diversified among other industries, and therefore may experience price declines when conditions are unfavorable in the financial services industry.
Components of financial services risk include the risk that financial services companies may suffer a setback if regulators change the rules under which they operate; the risk of decreased liquidity in credit markets; the risk that unstable interest rates and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; the risk that financial services companies may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; the risk that the financial services sector has become increasingly competitive; and the risk that financial services companies may have exposure to investments or agreements that, under certain circumstances, may lead
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to losses (for example, subprime loans). Participants in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability is largely dependent upon the availability and the cost of capital.
Risks of Investments in a Particular Market Segment.
Financial Services Industry Risk. When interest rates rise, the value of securities issued by many types of financial services companies generally falls. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the security may lose value during such periods.
Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services, rapid technological developments, and government regulation.
Utility Industry Risk. When interest rates rise, the value of securities issued by utilities companies historically has fallen. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.
Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments. Investments in a select group of securities can be subject to a greater risk of loss and may be more volatile than investments that are more diversified.
Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.
Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.
The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.
Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. If using derivative instruments is unsuccessful, performance may be worse than if no derivative instruments were used. To the extent that such instruments are used for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits.
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A liquid secondary market may not always exist for a derivative position. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid.
Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Credit default swaps and other non-cleared swap agreements involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.
Even a small investment in derivative contracts can have a large impact on interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates or securities prices are changing.
Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities, including of bankruptcy or insolvency. These risks may be heightened during volatile markets. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.
Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.
Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.
Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.
In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.
Management and Organization
The Fund's business and affairs are managed under the direction of its Board of Trustees (the “Board”). The Board has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Investment Adviser and Sub-Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the Fund’s investment adviser. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services.
The Fund has entered into an Investment Management Agreement with LIA. LIA may hire one or more sub-advisers who are responsible for the Fund’s day-to-day investment management. The sub-advisers are paid by LIA from its management fee.
A description of LIA (including the effective advisory fee rate for the most recently completed fiscal year), the Fund’s sub-adviser and the portfolio managers are shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.
Adviser	LIA (advisory fee is 0.28% of the Fund's average daily net assets).
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Sub-Adviser	SSGA Funds Management, Inc. (“SSGA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2017 SSGA FM had approximately $476.45 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2017, SSGA had approximately $2.78 trillion in assets under management.
SSGA FM Portfolio Managers	The Fund is managed by the Fixed Income Beta Solutions Group of SSGA. Michael Brunell and Christopher DiStefano are responsible for the day-to-day management of the Fund's assets.
Michael Brunell, CFA, is a Vice President of SSGA and a senior member of the Fixed Income portfolio management team. In his current role as part of the Fixed Income Beta Solutions Group, he heads the credit sector team and is responsible for developing, managing, and supporting various types of funds against a variety of conventional and custom bond index strategies. He was a member of the group that launched the first SPDR fixed income ETFs in 2007 and a long-time manager of SSGA’s U.S. high yield and convertible ETF products. Mr. Brunell earned a Bachelor of Science in Business Administration from Saint Michael’s College and a Master of Science in Finance from the Carroll School of Management at Boston College. He earned the Chartered Financial Analyst® (CFA) designation and is a member of the CFA Institute and CFA Society Boston, Inc.
Christopher DiStefano is a Vice President of SSGA and a Portfolio Manager in the Fixed Income Beta Solutions Group within the Fixed Income, Cash and Currency Team. He joined the firm in 2010 and is responsible for managing several funds and ETFs within the convertible bond, investment grade credit, and smart beta sectors and strategies. Mr. DiStefano holds a Master of Business Administration from the Carroll School of Management at Boston College, and a Master of Science and Bachelor of Science in Civil Engineering from the University of Illinois and Union College, respectively.
A discussion regarding the basis for the Board's approval of the Fund's investment advisory and sub-advisory contracts will be available in the Fund's semi-annual report to shareholders for the period ended June 30, 2018.
Pricing of Fund Shares
The Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). The Fund’s NAV is the value of a single Fund share. The Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.
An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.
A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
Fund Assets Other Than Underlying Funds. The Fund typically values its assets based on “market price.” Market price for equities and ETFs is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”
In certain circumstances, the Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund's Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.
The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If the Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third-party vendor modeling tools to the extent available.
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Underlying Fund Assets. If the Fund invests in one or more mutual funds (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and SAI.
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase the Fund's brokerage and administrative costs. As a result, the Fund strongly discourages such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Fund and its shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).
To the extent that there is a delay between a change in the value of a Fund's portfolio holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund's portfolio securities.
The Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and LIA each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or LIA, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.
The Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreements generally require such insurance company to (i) provide, upon the Fund's request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This
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makes it more difficult for a Fund to identify short-term transactions in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the Fund's disclosure of portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: Standard Class and Service Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee which has been adopted pursuant to a distribution and service plan (the “Plan”). Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of the Fund. The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan's terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund's NAV, or the price of its shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year the Fund earns income or gains. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.
Since all the Fund shares sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The Fund is newly organized, and as a result, there are no financial highlights available.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's Board will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options, which could include imposition of redemption fees or temporarily closing the Fund to new investors.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated May 1, 2018, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find detailed information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI or annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). You may also call this number to request other information about the Fund, or to make inquiries. The Fund's SAI and annual and semi-annual reports are available, free of charge, at https://www.lfg.com/LVIP.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
LVIP American Balanced Allocation Fund
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Allocation Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American Income Allocation Fund
LVIP American International Fund
LVIP American Preservation Fund
LVIP BlackRock Scientific Allocation Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP JPMorgan Retirement Income Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund

1300 South Clinton Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2018

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. The Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund, and Lincoln iShares® U.S. Moderate Allocation Fund each offer Standard Class shares.  The LVIP American Global Growth, LVIP American Global Small Capitalization, LVIP American Growth, LVIP American Growth-Income and LVIP American International Funds (the “Master Feeder Funds”) offer Service Class II shares. Each other Fund offers two classes of shares: the Standard Class and the Service Class.
Each Fund's most recent Annual Report to Shareholders, which contains each Fund's audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2018, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each Fund is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Investment Advisors Corporation (“LIA”) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
The following Funds have changed their name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP BlackRock Scientific Allocation Fund	LVIP Delaware Foundation® Moderate Allocation Fund	May 1, 2017
LVIP Delaware Wealth Builder Fund	LVIP Delaware Foundation® Aggressive Allocation Fund	May 1, 2017
LVIP JPMorgan Retirement Income Fund	LVIP Delaware Foundation® Conservative Allocation Fund	May 1, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	LVIP SSgA Global Tactical Allocation RPM Fund	May 1, 2015
LVIP T. Rowe Price 2010 Fund	LVIP Managed Risk Profile 2010 Fund	February 1, 2018
	LVIP Protected Profile 2010 Fund	August 12, 2013
LVIP T. Rowe Price 2020 Fund	LVIP Managed Risk Profile 2020 Fund	February 1, 2018
	LVIP Protected Profile 2020 Fund	August 12, 2013
LVIP T. Rowe Price 2030 Fund	LVIP Managed Risk Profile 2030 Fund	February 1, 2018
	LVIP Protected Profile 2030 Fund	August 12, 2013
LVIP T. Rowe Price 2040 Fund	LVIP Managed Risk Profile 2040 Fund	February 1, 2018
	LVIP Protected Profile 2040 Fund	August 12, 2013
LVIP T. Rowe Price 2050 Fund	LVIP Managed Risk Profile 2050 Fund	February 1, 2018
	LVIP Protected Profile 2050 Fund	August 12, 2013
Master Feeder Structure
Each of the Master Feeder Funds operates as a “feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests in a “Master Fund” which in turn purchases investment securities. Each Fund has essentially the same investment objective and limitations as its Master Fund. Each Master Fund is a series of American Funds Insurance Series® (“American Funds”). Each Fund will purchase Class 1 shares of the corresponding Master Fund as set forth below:
Feeder Fund	American Funds Master Fund
LVIP American Global Growth Fund	Global Growth Fund (Class 1 Shares)
LVIP American Global Small Capitalization Fund	Global Small Capitalization Fund (Class 1 Shares)
LVIP American Growth Fund	Growth Fund (Class 1 Shares)
LVIP American Growth-Income Fund	Growth-Income Fund (Class 1 Shares)
LVIP American International Fund	International Fund (Class 1 Shares)
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As a shareholder in a Master Fund, a Fund bears its ratable share of the Master Fund's expenses including advisory and administration fees. A Fund may withdraw its entire investment from a Master Fund at any time the Trust's adviser, subject to approval of the Board of Trustees, decides it is in the best interest of the shareholders of the Fund to do so.
The Board of Trustees of the Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.
The investment adviser for the Master Funds is Capital Research and Management CompanySM (“CRMC”), an investment management organization founded in 1931. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc. In addition to selling its shares to a fund, each Master Fund has and may continue to sell its shares to insurance company separate accounts, other mutual funds or other accredited investors (“Interestholders”). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding feeder fund.
The Statement of Additional Information for the Master Funds is delivered together with this SAI.
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, each Fund (with the exception of the LVIP BlackRock Scientific Allocation Fund and LVIP Delaware Wealth Builder Fund) will look through to the portfolio holdings of any underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for investment restriction 2 regarding borrowing).
Each Fund may not:
1.	Make investments that will result in the concentration —as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof—of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.	Make loans of any security or make any other loan if, as a result, more than 33 1⁄3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.	With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment policy 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
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Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Funds have received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Fund Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
What are the Underlying Funds?
Certain of the Funds are “fund of funds,” which means that the Fund invests some or all of its assets in one or more other mutual funds or exchange-traded funds. For this structure, such Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Funds also have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit them to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. Certain of the Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an underlying fund.
Each Fund’s relative weightings in the underlying funds will vary over time. The Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Master Funds. The investment techniques and associated risks of each Master Fund are described in the prospectus and statement of additional information for the Master Funds.
Feeder Funds. Each Fund's prospectus discusses the Fund's principal investment strategies used to pursue the Fund's investment objective and the risks of those strategies. The following supplements the discussion in the Funds' prospectus and in the Master Funds' prospectus and statement of additional information of the investment strategies, policies and risk of each Fund and its Master Fund. Because a Fund invests all of its assets in a Master Fund, it only holds a beneficial interest in shares of the Master Fund. Each Master Fund invests directly in individual securities of other issuers. These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Funds. The statement of additional information for the Master Funds is delivered together with this SAI.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the adviser to the Funds or by other mutual funds in which a Fund invests (Underlying Funds).
The following narrative provides additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
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In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (CDOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Cash and cash equivalents. The funds may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank-corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.
Cash Management Fund may only purchase commercial paper judged by the investment adviser to be of suitable investment quality. This includes (a) commercial paper that is rated in the two highest categories by at least two nationally recognized statistical rating organizations (each, a “NRSRO”), or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for Cash Management Fund. No more than 5% of Cash Management Fund’s assets may be invested in commercial
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paper rated in the second tier (e.g., P-2/A-2) by any NRSRO; no more than the greater of 1% of Cash Management Fund’s assets or $1 million may be invested in such securities of any one issuer. See the “Description of Commercial Paper Ratings” for a description of the ratings.
Cash Management Fund may purchase corporate obligations that mature or that will be redeemed in thirteen months or less. These obligations originally may have been issued with maturities in excess of one year. Cash Management Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated as described above in “Commercial Paper.”
“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.
“Floating rate obligations” have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The investment adviser considers floating rate obligations to be liquid investments because a number of securities dealers make active markets in these securities.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•	Financial losses to the Funds and shareholders;
•	The inability of the Funds to timely process transactions or conduct trades;
•	Delays or mistakes in materials provided to shareholders;
•	Errors or delays in the calculation of Funds’ net asset values;
•	Violations of privacy and other laws (including those related to identity theft);
•	Regulatory fines, penalties and reputational damage; and
•	Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LIA (the adviser), a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind
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bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Exchange-Traded Fund (“ETF”) Investments. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LIA nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV.
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Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
The Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in ETFs that are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts.  These ETFs are typically structured as grantor trusts and are not registered under the 1940 Act or subject to the regulations thereunder. The value of investments in ETFs that invest directly in commodities (including, but not limited to gold, silver, platinum or other precious metals), relates directly to the value of the commodities held by the ETF, and such ETFs have risks similar to direct investments in those commodities.  A significant portion of commodities are controlled by governments, central banks, hedge funds and other institutions.  If one or more of these institutions decides to sell a large quantity of a commodity, it could cause a decline in price of the commodity.  Should the speculative community take a negative view towards a commodity, it could also cause a decline in price of the commodity.  Other factors that may affect the price of a commodity include global supply and demand, political or financial events, investors' expectations with respect to the rate of inflation, currency exchange rates, interest rates, and the trading activities of hedge funds and commodity funds.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack
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uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. Unless otherwise defined in the prospectus, an emerging market country is a country defined as an emerging or developing economy by the International Monetary Fund or any country included in the MSCI Emerging Markets Index. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities
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market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). In 2012, the CFTC adopted rule amendments that significantly affected available exemptions. Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
High Yield Fixed-Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
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Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of securities purchased by the Funds, subject to oversight by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid securities at any time exceeds the percentage limitation applicable to the Fund, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one
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investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific
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merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, a portfolio may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal
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to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put
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option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
A Fund’s written options positions will be covered at all times. A call option written by a Fund will be deemed to be covered if the Fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a Fund will be deemed to be covered if the Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the Fund. A Fund may also cover a written options position by segregating cash or liquid securities equal to the Fund’s net uncovered obligation.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an
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options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Private companies. The funds may invest in private companies which can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the funds from selling their company shares for a period of time following the public offering.
Investments in private companies can offer the funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
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Restricted or illiquid securities. The Funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the Funds or cause them to incur additional administrative costs.
Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Funds’ board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The Funds may incur certain additional costs in disposing of illiquid securities.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Securities with equity and debt characteristics. The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.
The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
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Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
A call option included in a spread or straddle will be deemed to be covered if a Fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if a Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by a Fund (or, where the exercise price is less than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference).
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the
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return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. If the Fund enters into a swap transaction on other than a net basis, such as with a CDS contract, the Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
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U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
SEC Name Rule Requirement
Lincoln iShares® U.S. Moderate Allocation Fund. The Fund’s policy of normally investing at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP American Global Small Capitalization Fund. The Fund's policy of normally investing at least 80% of its assets in equity securities of companies with small market capitalizations is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Dimensional/Vanguard Total Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Vanguard Domestic Equity ETF Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities that are tied economically to the U.S. is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Vanguard International Equity ETF Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
Investment Strategies and Limitations Applicable to Certain Master Funds
American Global Growth Fund and American Global Small Capitalization Fund. The fund may invest up to 10% of its assets (5% for American International Fund) in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look at the ratings from Moody's Investors Services, Standard & Poor's Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the Fund's investment policies.
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American Growth Fund. The fund may invest up to 10% of its assets (5% for American Growth-Income Fund) in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund's investment adviser. The fund currently intends to look at the rating from Moody's Investors Services, Standard & Poor's Corporation and Fitch Ratings. If rating agencies differ, securities are considered to be in the highest rating category.
Portfolio Transactions and Brokerage
The brokerage commission for each of the Master Feeder Funds is paid at each Fund's Master Fund level. For information regarding portfolio brokerage of each Master Fund, see the Master Funds' statement of additional information which is delivered together with this SAI.
The following information in this section applies to the Master Feeder Funds only if the Funds do not purchase shares of the corresponding Master Fund.
The Funds’ adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
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During the last three fiscal years ended December 31, 2017, 2016 and 2015, the Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2017	2016	2015
Lincoln iShares® Fixed Income Allocation Fund	$ 5	$ N/A	$ N/A
Lincoln iShares® Global Growth Allocation Fund	22	N/A	N/A
Lincoln iShares® U.S. Moderate Allocation Fund	25	N/A	N/A
LVIP BlackRock Scientific Allocation Fund	71,423	19,991	23,592
LVIP Delaware Wealth Builder Fund	72,976	55,176	68,542
LVIP Dimensional/Vanguard Total Bond Fund	16,908	22,600	18,901
LVIP JPMorgan Retirement Income Fund	144,851	42,966	51,742
LVIP SSGA Conservative Index Allocation Fund	994	1,579	1,563
LVIP SSGA Conservative Structured Allocation Fund	953	1,627	1,642
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	176,881	165,591	206,086
LVIP SSGA Moderate Index Allocation Fund	4,597	4,390	4,820
LVIP SSGA Moderate Structured Allocation Fund	4,818	6,540	5,620
LVIP SSGA Moderately Aggressive Index Allocation Fund	3,548	4,196	5,348
LVIP SSGA Moderately Aggressive Structured Allocation Fund	1,531	1,958	1,563
LVIP T. Rowe Price 2020 Fund	433	799	N/A
LVIP T. Rowe Price 2030 Fund	1,063	1,022	N/A
LVIP T. Rowe Price 2040 Fund	937	105	N/A
LVIP T. Rowe Price 2050 Fund	101	220	N/A
LVIP Vanguard Domestic Equity ETF Fund	19,070	19,506	19,254
LVIP Vanguard International Equity ETF Fund	24,717	24,911	28,977
During the fiscal year ended December 31, 2017, the Adviser or sub-adviser, as appropriate for each of the following Funds, allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:
	Transactions	Related Brokerage Commissions
LVIP Delaware Wealth Builder Allocation Fund	214,594,916	18,040
Purchases of Securities of “Regular” Brokers or Dealers
As of the fiscal year ended December 31, 2017, the following Funds held securities issued by their “regular” broker-dealers or the parent companies of their “regular” broker-dealers:
Value of Securities of “Regular” Broker-Dealers
LVIP Delaware Wealth Builder Fund
Bank of America	$1,183,000
Bank of New York Mellon	173,000
Abbey National NA	4,500,000
JP Morgan	1,361,000
Credit Suisse	955,000
Goldman Sachs	424,000
BNP Paribas Securities Corp	50,000
Citigroup	357,000
UBS Investment Bank	453,000
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Value of Securities of “Regular” Broker-Dealers
LVIP JPMorgan Retirement Income Fund
Bank of America	1,630,000
Bank of New York Mellon	146,000
Credit Suisse	266,000
Goldman Sachs	719,000
JP Morgan	2,998,000
UBS Investment Bank	278,000
BNP Paribas Securities Corp	147,000
Citigroup	1,099,000
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
Information concerning the Master Funds' portfolio turnover is described in each Master Fund's prospectus, which is delivered with the prospectus for each Feeder Fund.
	2017	2016
LVIP BlackRock Scientific Allocation Fund[1]	566%	148%
LVIP Delaware Wealth Builder Fund[1]	148%	86%
LVIP JPMorgan Retirement Income Fund[1]	192%	161%
1	The Fund’s portfolio turnover increased in 2017 due to the restructuring of the Fund.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 94 series of the Lincoln Variable Insurance Products Trust.
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Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	94	Formerly: Lincoln Advisors Trust
*	Ellen G. Cooper an interested person of the Trust because she is a Director and an officer of both the Adviser and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	94	Formerly: Lincoln Advisors Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	94	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	94	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	94	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	94	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	94	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Advisors Trust
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	94	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	94	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	94	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP Head of U.S. Funds Services, BNY Mellon.	94	Trustee of FundVantage Trust
**	Steve A. Cobb is the son-in-law of Kenneth G. Stella.
Officers Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan.
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President 2007 to 2011	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of JL Darling (a manufacturer of all-weather writing products), ABC Industries (industrial and mining ventilation products manufacturer), Classic Accessories (a provider of outdoor cover products), Strahman Valves (a global industrial valve manufacturer), and Fit and Fresh (a manufacturer of consumer housewares products). He has previously served as a director of multiple other private and public companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ellen G. Cooper. Ms. Cooper has served as Chairman and Trustee of Lincoln Variable Insurance Products Trust since September 2015. Ms. Cooper joined Lincoln Financial Group as Executive Vice President and Chief Investment Officer in 2012. Ms. Cooper also serves as Director and Chairman of Lincoln Investment Advisors Corporation. Ms. Cooper previously served as Managing Director and global head of the insurance strategy at Goldman Sachs Asset Management. Prior to Goldman Sachs, Ms. Cooper was the Chief Risk Officer for AEGON Americas. Ms. Cooper brings over 30 years of knowledge and experience in asset management, risk management, and insurance.
Elizabeth S. Hager. Ms. Hager has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards, as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.
Gary D. Lemon. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust since 2004 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight as the Chair of the Investment Committee.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board
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member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Mr. Leonard holds a Certified Public Accountant designation. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience as Lead Independent Trustee and Chair of the Audit Committee.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Since January 2016, he has served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 1, 2006 to March 1, 2015. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University's College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Thomas D. Rath. Mr. Rath has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. He previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1997 to 2007. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of New Hampshire. Mr. Rath serves as a Director Emeritus for Associated Grocers of New England. Through his experience, Mr. Rath brings a legal and legislative perspective to the Board as the Chair of the Governance Sub-Committee.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Kenneth G. Stella. Mr. Stella has served as a Trustee of Lincoln Variable Insurance Products Trust since 1998. Mr. Stella is President Emeritus of the Indiana Hospital Association, Indianapolis, Indiana (“Association”). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr. Stella also serves as a board member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the former Lead Independent Trustee and Chair of the Nominating and Governance Committee and the Nominating Sub-Committee.
David H. Windley. Mr. Windley has served as a Trustee of Lincoln Variable Insurance Products Trust since 2004. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery BNY Mellon Asset Servicing B.V. from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing B.V. from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 3, 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Ms. Wolcott served as Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust's shareholders and to provide oversight of the management. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Interested Trustee). The Interested Trustee serves as the Chairperson of the Board.
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The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Funds' expenses, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Funds' investment performance with the adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds' financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust's systems of controls, the Trust's programs for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Thomas A. Leonard (Chairman), Elizabeth S. Hager, Nancy B. Wolcott, and David H. Windley. The Audit Committee met four times during the last fiscal year.
The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Gary D. Lemon (Chairman), Steve A. Cobb, Charles I. Plosser, Thomas D. Rath, Kenneth G. Stella, and Pamela L. Salaway. The Investment Committee met four times during the last fiscal year.
The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The members of the Nominating and Governance Committee include all of the Independent Trustees: Steve A. Cobb, Elizabeth S. Hager, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Thomas D. Rath, Pamela L. Salaway, Kenneth G. Stella, David H. Windley, and Nancy B. Wolcott. The Nominating and Governance Committee met two times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2017, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2017, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ellen G. Cooper	LVIP Delaware Bond Fund — $1 – $10,000
LVIP Delaware Diversified Floating Rate Fund — $1 – $10,000
LVIP SSGA S&P 500 Index Fund — $1 – $10,000
LVIP SSGA Small-Mid Cap 200 Fund — $1 – $10,000
	LVIP Vanguard International Equity ETF Fund — $1 – $10,000	$1-$10,000
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Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb	LVIP Baron Growth Opportunities Fund — $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund — $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund — $10,001 – $50,000
	LVIP SSGA S&P 500 Index Fund — $10,001 – $50,000	Over $100,000
Elizabeth S. Hager	LVIP Delaware Social Awareness Fund — $50,001 – $100,000
LVIP Dimensional U.S. Core Equity 1 Fund — $10,001 – $50,000
LVIP Mondrian International Value Fund — $10,001 – $50,000
LVIP Global Moderate Allocation Managed Risk Fund — $1 – $10,000
LVIP Global Growth Allocation Managed Risk Fund — $1 – $10,000
	LVIP Blended Large Cap Growth Managed Volatility Fund — $1 – $10,000	Over $100,000
Gary D. Lemon	LVIP Dimensional International Equity Managed Volatility Fund — $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund — $10,001 – $50,000
	LVIP Dimensional/Vanguard Total Bond Fund — $10,001 – $50,000	Over $100,000
Thomas A. Leonard	LVIP SSGA Moderate Structured Allocation Fund — Over $100,000	Over $100,000
Charles I. Plosser	None	None
Thomas D. Rath	LVIP American Growth Fund — $50,001 – $100,000
LVIP Baron Growth Opportunities Fund — $50,001 – $100,000
LVIP BlackRock Inflation Protected Bond Fund — $1 – $10,000
LVIP Delaware Bond Fund — $50,001 – $100,000
LVIP Dimensional U.S. Core Equity 1 Fund — $1 – $10,000
LVIP Global Income Fund — $50,001 – $100,000
LVIP MFS Value Fund — $50,001 – $100,000
LVIP Mondrian International Value Fund — $50,001 – $100,000
LVIP SSGA Bond Index Fund — $50,001 – $100,000
LVIP SSGA Emerging Markets 100 Fund — $10,001 – $50,000
LVIP SSGA International Index Fund — $1 – $10,000
LVIP SSGA Small-Cap Index Fund — $1 – $10,000
	LVIP T.Rowe Price Growth Stock Fund — $1 – $10,000	Over $100,000
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund — $10,001 – $50,000 LVIP Mondrian International Value Fund — $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund — $50,001 – $100,000	Over $100,000
Kenneth G. Stella	LVIP Delaware Social Awareness Fund — over $100,000 LVIP Delaware Special Opportunities Fund — over $100,000	Over $100,000
David H. Windley	LVIP Delaware Special Opportunities Fund — $10,001 – $50,000
LVIP MFS Value Fund — $10,001 – $50,000
LVIP Mondrian International Value Fund — $10,001 – $50,000
LVIP SSGA Developed International 150 Fund — $10,001 – $50,000
	LVIP SSGA Large Cap 100 Fund — $10,001 – $50,000	Over $100,000
Nancy B. Wolcott	None	None
As of December 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds except as follows:  Elizabeth Hager may have been deemed to be a beneficial owner of securities issued by JP Morgan Chase & Co. (“JPMorgan”) as a result of beneficial ownership by her spouse of equity securities issued by JPMorgan. As of December 31, 2017, her spouse’s holdings of securities issued by JPMorgan had a market value of $8,982.96. The amount of securities owned by her spouse rounded to less than zero percent of the total outstanding equity securities issued by JP Morgan. JPMorgan is a controlling person of J.P. Morgan Investment Management Inc., sub-adviser to the LVIP JPMorgan High Yield Fund, the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund, and the LVIP JP Morgan Retirement Income Fund. As of February 15, 2018, no securities issued by JPMorgan were held by Ms. Hager or her spouse or any other immediate family member.
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Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2017:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$268,000	$268,000
Elizabeth S. Hager, Trustee	269,000	269,000
Gary D. Lemon, Trustee	291,000	291,000
Thomas A. Leonard, Trustee	290,000	290,000
Charles I. Plosser*, Trustee	0	0
Thomas D. Rath, Trustee	268,000	268,000
Pamela L. Salaway, Trustee	269,000	269,000
Kenneth G. Stella, Trustee	310,000	310,000
David H. Windley, Trustee	265,000	265,000
Nancy B. Wolcott**, Trustee	14,500	14,500
*	Mr. Plosser was elected as an Independent Trustee effective January 1, 2018.
**	Ms. Wolcott was elected as an Independent Trustee effective October 1, 2017.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Investment Advisors Corporation (“LIA” or the “Adviser”) is the investment adviser to the Funds. LIA is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LIA's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LIA manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LIA a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LIA may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2017, each Fund paid fees to LIA equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
Lincoln iShares® Fixed Income Allocation Fund	0.05%
Lincoln iShares® Global Growth Allocation Fund	0.13%
Lincoln iShares® U.S. Moderate Allocation Fund	0.10%
LVIP American Balanced Allocation Fund	0.20%
LVIP American Growth Allocation Fund	0.20%
LVIP American Income Allocation Fund	0.20%
LVIP American Preservation Fund	0.15%
LVIP BlackRock Scientific Allocation Fund	0.65%
LVIP Delaware Wealth Builder Fund	0.64%
LVIP Dimensional/Vanguard Total Bond Fund	0.20%
LVIP JPMorgan Retirement Income Fund	0.46%
LVIP SSGA Conservative Index Allocation Fund	0.15%
LVIP SSGA Conservative Structured Allocation Fund	0.15%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.30%
LVIP SSGA Moderate Index Allocation Fund	0.15%
LVIP SSGA Moderate Structured Allocation Fund	0.15%
LVIP SSGA Moderately Aggressive Index Allocation Fund	0.15%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	0.15%
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Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP T. Rowe Price 2010 Fund	0.25%
LVIP T. Rowe Price 2020 Fund	0.25%
LVIP T. Rowe Price 2030 Fund	0.25%
LVIP T. Rowe Price 2040 Fund	0.25%
LVIP T. Rowe Price 2050 Fund	0.25%
LVIP Vanguard Domestic Equity ETF Fund	0.20%
LVIP Vanguard International Equity ETF Fund	0.20%
For the Master Feeder Funds, pursuant to the Management Agreement, LIA manages each Fund’s portfolio investments and reports to the Board of Trustees. To the extent that a Master Feeder Fund invests all of its investable assets (i.e. securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Master Feeder Fund does not invest all of its investable assets in another registered investment company, the advisory fee rates payable by each Master Feeder Fund to LIA are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2017	2016	2015
Lincoln iShares® Fixed Income Allocation Fund	$ 46[1]	$ N/A	$ N/A
Lincoln iShares® Global Growth Allocation Fund	348 [1]	N/A	N/A
Lincoln iShares® U.S. Moderate Allocation Fund	540 [1]	N/A	N/A
LVIP American Balanced Allocation Fund	1,754,143	1,643,750	1,692,721
LVIP American Growth Allocation Fund	1,736,489	1,660,011	1,729,414
LVIP American Income Allocation Fund	405,641	384,989	395,461
LVIP American Preservation Fund	958,953	783,494	568,311
LVIP BlackRock Scientific Allocation Fund	611,358	635,886	696,615
LVIP Delaware Wealth Builder Fund	1,237,080	1,298,691	1,482,046
LVIP Dimensional/Vanguard Total Bond Fund	1,276,704	1,089,200	905,221
LVIP JPMorgan Retirement Income Fund	1,240,955	1,828,448	2,049,974
LVIP SSGA Conservative Index Allocation Fund	152,318	141,076	121,056
LVIP SSGA Conservative Structured Allocation Fund	317,325	305,386	309,804
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	2,950,674	2,943,172	3,121,025
LVIP SSGA Moderate Index Allocation Fund	512,061	414,555	374,189
LVIP SSGA Moderate Structured Allocation Fund	1,382,767	1,297,205	1,359,359
LVIP SSGA Moderately Aggressive Index Allocation Fund	462,018	378,685	343,469
LVIP SSGA Moderately Aggressive Structured Allocation Fund	790,392	701,749	720,549
LVIP T. Rowe Price 2010 Fund	93,350	106,165	106,574
LVIP T. Rowe Price 2020 Fund	326,642	344,406	393,356
LVIP T. Rowe Price 2030 Fund	396,404	396,870	418,846
LVIP T. Rowe Price 2040 Fund	280,694	275,087	290,321
LVIP T. Rowe Price 2050 Fund	101,164	82,561	68,565
LVIP Vanguard Domestic Equity ETF Fund	665,308	481,742	417,677
LVIP Vanguard International Equity ETF Fund	429,346	292,685	256,966
[1]	The Fund commenced operations on February 1, 2017.
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Expense Reimbursements
For the last three fiscal years ended December 31, LIA reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2017	2016	2015
Lincoln iShares® Fixed Income Allocation Fund	$ 54,051[1]	$ N/A	$ N/A
Lincoln iShares® Global Growth Allocation Fund	61,127 [1]	N/A	N/A
Lincoln iShares® U.S. Moderate Allocation Fund	54,078 [1]	N/A	N/A
LVIP American Global Small Capitalization Fund	38,491	15,944	6,636
LVIP BlackRock Scientific Allocation Fund	204,419	143,785	176,972
LVIP Delaware Wealth Builder Fund	78,567	153,629	149,839
LVIP JPMorgan Retirement Income Fund	155,275	153,146	161,122
LVIP SSGA Conservative Index Allocation Fund	44,828	27,138	27,522
LVIP T. Rowe Price 2010 Fund	62,158	54,426	58,809
LVIP T. Rowe Price 2020 Fund	51,334	30,799	20,344
LVIP T. Rowe Price 2030 Fund	52,111	29,645	19,614
LVIP T. Rowe Price 2040 Fund	62,086	49,569	39,547
LVIP T. Rowe Price 2050 Fund	70,449	66,908	66,379
[1]	The Fund commenced operations on February 1, 2017
With respect to Lincoln iShares® Fixed Income Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.20% on the average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.15% of the Funds average Daily net assets for the Standard Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to Lincoln iShares® Global Growth Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.12% on the average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the Funds average Daily net assets for the Standard Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to Lincoln iShares® U.S. Moderate Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.15% on the average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.19% of the Funds average Daily net assets for the Standard Class. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to the LVIP American Global Small Capitalization Fund, the Adviser has agreed to reimburse the Fund to the extent that the Other Expenses exceed 0.10% of average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP American Balanced Allocation Fund, the LVIP American Income Allocation Fund and the LVIP American Growth Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP American Preservation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP BlackRock Scientific Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.73% of average daily net assets for the Standard Class of the Fund (and 0.98% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware Wealth Builder Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.12% of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund
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to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.71% of average daily net assets for the Standard Class of the Fund (and 0.96% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan Retirement Income Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.365% of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.465% of average daily net assets for the Standard Class of the Fund (and 0.715% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the adviser.
With respect to the LVIP SSGA Conservative Index Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.20% of average daily net assets for the Standard Class of the Fund (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the SSGA Global Tactical Allocation Managed Volatility Fund, LVIP SSGA Conservative Structured Allocation Fund, SSGA Moderate Structured Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund and the LVIP SSGA Moderately Aggressive Structured Allocation Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2010 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.03% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.27% of average daily net assets for the Standard Class of the Fund and 0.52% for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2020 Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.06% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.24% of average daily net assets for the Standard Class of the Fund and 0.49% for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
With respect to the LVIP T. Rowe Price 2030 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of average daily net assets for the Standard Class of the Fund and 0.50% for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2040 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.26% of average daily net assets for the Standard Class of the Fund and 0.51% for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP T. Rowe Price 2050 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.03% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.27% of average daily net assets for the Standard Class of the Fund and 0.52% for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional/Vanguard Total Bond Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Vanguard Domestic Equity ETF Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Vanguard International Equity ETF Fund the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
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There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Investment Adviser - Master Funds. The investment adviser to the Master Funds, Capital Research and Management Company, was founded in 1931 and maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington. D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071 and at 6455 Irvine Center Drive, Irvine, CA 92618. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors – make investment decisions, independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. Capital Research and Management Company has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Master Funds and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Funds.
Investment Advisory and Service Agreements - Master Funds. The Investment Advisory and Service Agreements (the “Agreements”) between the American Funds Insurance Series and the investment adviser to the Master Funds will continue in effect for periods of one year, unless sooner terminated, provided that the Agreements are renewed annually by (a) the Board of trustees of the Master Funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of trustees of the Master Funds who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the Agreements provide that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the Master Funds' board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.
As compensation for its services, the investment adviser to the Master Funds receives a monthly fee that is accrued daily, calculated at the annual rates of:
Global Growth Fund: 0.69% on the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.46% on net assets in excess of $5.0 billion; or, if net assets of Global Growth Fund are less than $1.0 billion: 0.58% on the first $500 million of net assets, plus 0.48% on net assets greater than $500 million but not exceeding $1.0 billion;
Global Small Capitalization Fund: 0.80% on the first $600 million of net assets, plus 0.74% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.70% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.67% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.65% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.635% on net assets in excess of $5.0 billion;
Growth Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.28% on net assets in excess of $34.0 billion;
Growth-Income Fund: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.219% on net assets in excess of $34.0 billion;
International Fund: 0.69% on the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion, plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus
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0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.45% on net assets greater than $10.5 billion but not exceeding $17.0 billion, plus 0.44% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.43% on net assets of $21.0 billion;
In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by the investment adviser. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by the investment adviser, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with the investment adviser; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.
For additional information regarding the investment adviser to the Master Funds, including information regarding the portfolio managers' compensation for other accounts managed and ownership of shares of the Master Funds to the extent applicable, see the Master Funds' Statement of Additional Information.
Consulting Services. LIA has retained Goldman Sachs Asset Management, L.P. (GSAM) to provide consulting services with respect to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund.
LIA has retained Dimensional Fund Advisors (Dimensional) to provide consulting services to LIA with respect to the LVIP Dimensional/Vanguard Total Bond Fund.
LIA has retained Vanguard Advisers, Inc. (Vanguard) to provide consulting services to LIA with respect to the LVIP Vanguard Domestic Equity ETF Fund, LVIP Vanguard International Equity ETF Fund, and LVIP Dimensional/Vanguard Total Bond Fund.
LIA has retained SSGA Funds Management, Inc. (SSGA FM) to provide consulting services to LIA with respect to the LVIP SSGA Conservative Index Allocation Fund, LIVP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, and LVIP SSGA Moderately Aggressive Structured Allocation Fund.
GSAM, Dimensional, Vanguard, SSGA FM, and SSGA do not have discretionary authority and cannot determine which securities the Funds will purchase or sell.
Sub-Advisers. As adviser, LIA is primarily responsible for investment decisions affecting each Fund under its management. However, for some Funds, LIA has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and strategies, and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LIA provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser's use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
Lincoln iShares® Fixed Income Allocation Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
Lincoln iShares® Global Growth Allocation Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
Lincoln iShares® U.S. Moderate Allocation Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP BlackRock Scientific Allocation Fund	BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540
LVIP Delaware Wealth Builder Fund	Delaware Investments Fund Advisers 2005 Market Street Philadelphia, PA 19103
LVIP JPMorgan Retirement Income Fund	J.P. Morgan Investment Management, Inc. 270 Park Avenue New York, NY 10017
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Fund	Sub-Adviser
LVIP T. Rowe Price 2010 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2020 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2030 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2040 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price 2050 Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LIA pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LIA pays to a sub-adviser for a Fund may vary according to the level of assets of that Fund. For the fiscal year ended December 31, 2017, LIA paid fees to each sub-adviser equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
Lincoln iShares® Fixed Income Allocation Fund	0.07%
Lincoln iShares® Global Growth Allocation Fund	0.07%
Lincoln iShares® U.S. Moderate Allocation Fund	0.07%
LVIP BlackRock Scientific Allocation Fund	0.29%
LVIP Delaware Wealth Builder Fund	0.28%
LVIP JPMorgan Retirement Income Fund	0.12%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.14%
LVIP T. Rowe Price 2010 Fund	0.06%
LVIP T. Rowe Price 2020 Fund	0.06%
LVIP T. Rowe Price 2030 Fund	0.06%
LVIP T. Rowe Price 2040 Fund	0.06%
LVIP T. Rowe Price 2050 Fund	0.06%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LIA, not the Fund, pays all sub-advisory fees owed.
	2017	2016	2015
Lincoln iShares® Fixed Income Allocation Fund	$ 66[1]	$ N/A	$ N/A
Lincoln iShares® Global Growth Allocation Fund	187 [1]	N/A	N/A
Lincoln iShares® U.S. Moderate Allocation Fund	378 [1]	N/A	N/A
LVIP BlackRock Scientific Allocation Fund	272,276	342,400	375,101
LVIP Delaware Wealth Builder Fund	550,070	699,295	798,025
LVIP JPMorgan Retirement Income Fund	334,621	984,549	1,103,832
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	1,341,019	1,242,763	1,104,686
LVIP T. Rowe Price 2010 Fund	23,646	17,969	N/A
LVIP T. Rowe Price 2020 Fund	82,740	58,783	N/A
LVIP T. Rowe Price 2030 Fund	100,405	67,915	N/A
LVIP T. Rowe Price 2040 Fund	71,095	47,362	N/A
LVIP T. Rowe Price 2050 Fund	25,619	14,716	N/A
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[1]	The Fund commenced operations on February 1, 2017.
BlackRock Investment Management, LLC (“BlackRock”) is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
Delaware Investments Fund Advisers (“DIFA”) is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Delaware Investments is the marketing name for DMHI and its subsidiaries.
Investments in the funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the funds, the repayment of capital from the funds or any particular rate of return.
J.P. Morgan Investment Management Inc. (“JPMorgan”) is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JP Morgan is located at 270 Park Avenue, New York, NY 10017.
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the SEC as an investment adviser under the 1940 Act and is a wholly-owned subsidiary of State Street Global Advisor, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors (SSGA), the investment management arm of State Street Corporation.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is one of the nation’s largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LIA ceases to be the Funds’ investment adviser.
In the prospectus and sales literature, the name American Funds® will be used with LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, LVIP American International Fund, LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, and LVIP American Preservation Fund; BlackRock Investment Management, LLC will be used with LVIP BlackRock Scientific Allocation Fund; Delaware Investments Fund Advisers will be used with LVIP Delaware Wealth Builder Fund; Dimensional will be used with LVIP Dimensional/Vanguard Total Bond Fund; J.P. Morgan Investment Management, Inc. will be used with LVIP JPMorgan Retirement Income Fund; SSGA Funds Management, Inc. will be used with LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, LVIP SSGA Moderately Aggressive Structured Allocation Fund, and LVIP SSGA Global Tactical Allocation Managed Volatility Fund; T. Rowe Price will be used with LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund and LVIP T. Rowe Price 2050 Fund; Vanguard® will be used with LVIP Vanguard Domestic Equity ETF Fund, LVIP Vanguard International Equity ETF Fund, and LVIP Dimensional/Vanguard Total Bond Fund. The continued use of these names is subject to the right of the respective sub-adviser, or consultant as the case may be, to withdraw its permission in the event it ceases to be the sub-adviser or consultant to the particular Fund.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LIA or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to the Fund's portfolio securities in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://www.sec.gov.
The Board of Trustees has delegated to LIA responsibility for voting any proxies relating to shares of the Master Funds held by each Master Feeder Fund in accordance with the adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
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Proxies for the portfolio securities of the Master Funds will be voted pursuant to the Master Fund's proxy voting policies and procedures. The proxy voting procedures and principles of the Master Funds can be found in the Statement of Additional Information for the Master Funds.
Information regarding how each Fund voted proxies relating to the Master Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2017.
Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Lincoln Investment Advisors Corporation
Maria Ma, CFA
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Jay Shearon
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Alex Zeng, PhD, CFA, CAIA
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
BlackRock Investment Management, LLC
Kevin Franklin
Registered Investment Companies	6	$ 2,590	0	$ 0
Other Pooled Investment Vehicles	32	$ 4,080	2	$ 62,570
Other Accounts	13	$ 5,730	2	$ 1,990
Michael Gates, CFA
Registered Investment Companies	10	$ 1,630	0	$ 0
Other Pooled Investment Vehicles	2	$ 164.9	0	$ 0
Other Accounts	0	$ 0	0	$ 0
James Mauro
Registered Investment Companies	87	$271,100	0	$ 0
Other Pooled Investment Vehicles	0		$0	$ 0
Other Accounts	0	$ 0	0	$ 0
Scott Radell
Registered Investment Companies	95	$276,500	0	$ 0
Other Pooled Investment Vehicles	6	$ 2,880	0	$ 0
Other Accounts	8	$ 4,100	0	$ 0
Raffaele Savi
Registered Investment Companies	19	$ 11,400	0	$ 0
Other Pooled Investment Vehicles	48	$ 14,040	1	$105,000
Other Accounts	18	$ 22,740	5	$ 10,430
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Delaware Investments Fund Advisers
Damon J. Andres
Registered Investment Companies	9	$ 2,075	0	$ 0
Other Pooled Investment Vehicles	2	$ 74.4	0	$ 0
Other Accounts	3	$ 287.2	0	$ 0
Babak “Bob” Zenouzi
Registered Investment Companies	11	$ 2,420	0	$ 0
Other Pooled Investment Vehicles	4	$ 192.8	2	$118.4
Other Accounts	3	$ 287.2	0	$ 0
J.P. Morgan Investment Management, Inc.
Michael Feser, CFA
Registered Investment Companies	11	$ 24,989	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	9	$ 8,202	0	$ 0
Matthew Cummings, CFA
Registered Investment Companies	3	$ 2,893	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	9	$ 8,202	0	$ 0
SSGA Funds Management, Inc.
Timothy Furbush
Registered Investment Companies	30	$ 9,608	0	$ 0
Other Pooled Investment Vehicles	139	$ 46,829	0	$ 0
Other Accounts	245	$ 46,116	6	$ 589
Lorne Johnson
Registered Investment Companies	30	$ 9,608	0	$ 0
Other Pooled Investment Vehicles	139	$ 46,829	0	$ 0
Other Accounts	245	$ 46,116	6	$ 589
Philip Lee
Registered Investment Companies	30	$ 9,608	0	$ 0
Other Pooled Investment Vehicles	139	$ 46,829	0	$ 0
Other Accounts	245	$ 46,116	6	$ 589
Michael Martel
Registered Investment Companies	30	$ 9,608	0	$ 0
Other Pooled Investment Vehicles	139	$ 46,829	0	$ 0
Other Accounts	245	$ 46,116	6	$ 589
T. Rowe Price Associates, Inc.
Jerome A. Clark, CFA
Registered Investment Companies	88	$182,211	0	$ 0
Other Pooled Investment Vehicles	41	$ 72,387	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Wyatt A. Lee, CFA
Registered Investment Companies	40	$171,859	0	$ 0
Other Pooled Investment Vehicles	35	$ 71,442	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and
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funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIA and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts. Additionally, potential conflicts may arise when a sub-adviser is responsible for allocating a Fund’s assets among itself and one or more other sub-advisers.  LIA monitors a sub-adviser’s allocation of a Fund’s assets among multiple sub-advisers.
The information below relates to the Advisor and to the Fund(s) managed by the particular sub-adviser.
BlackRock Financial Management, Inc., BlackRock Advisors, LLC, and BlackRock Investment Management, LLC (BlackRock)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. BlackRock has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
Delaware Investments Fund Advisers (DIFA)
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund, or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
JPMorgan Investment Management, Inc. (JPMorgan)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by
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portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
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Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
Lincoln Investment Advisors Corporation (LIA)
LIA manages the Funds by investing at least 80% of all Fund assets in other mutual funds, including exchange-traded funds (collectively, underlying funds), through a structure known as “fund of funds.” Portfolio managers maintain an asset allocation strategy for each Fund and make investment decisions based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable. Differences in the investment strategies or restrictions among the Funds and other accounts may cause the portfolio managers to take action with respect to one Fund that differs from the action taken with respect to another Fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIA that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LIA receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIA or any affiliate of LIA.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIA does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIA seeks to manage competing interests for the time and attention of portfolio managers.
LIA has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIA’s Code of Ethics.
SSGA Funds Management, Inc. (SSGA FM)
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.
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SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio managers at T. Rowe Price may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio manager’s compensation is determined in the same manner with respect to all portfolio managed by the portfolio manager.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Portfolio Managers — Master Funds
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
Portfolio managers may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series' most recently completed fiscal year are as follows:
Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
American Global Growth Fund
Patrice Collette
Registered Investment Companies[1]	1	$ 14,100	0	$0
Other Pooled Investment Vehicles[2]	2	$ 620	0	$0
Other Accounts[3]	0	$ 0	0	$0
Paul Flynn
Registered Investment Companies[1]	2	$111,700	0	$0
Other Pooled Investment Vehicles[2]	3	$ 830	0	$0
Other Accounts[3]	0	$ 0	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Jonathan Knowles
Registered Investment Companies[1]	4	$312,700	0	$0
Other Pooled Investment Vehicles[2]	3	$ 4,570	0	$0
Other Accounts[3]	0	$ 0	0	$0
American Global Small Capitalization Fund
J. Blair Frank
Registered Investment Companies[1]	3	$247,200	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Claudia P. Huntington
Registered Investment Companies[1]	4	$149,500	0	$0
Other Pooled Investment Vehicles[2]	1	$ 70	0	$0
Other Accounts[3]	0	$ 0	0	$0
Lawrence Kymisis
Registered Investment Companies[1]	2	$200,900	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Harold H. La
Registered Investment Companies[1]	3	$156,200	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Aidan O’Connell
Registered Investment Companies[1]	1	$ 39,000	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Gregory W. Wendt
Registered Investment Companies[1]	1	$ 39,000	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
American Growth Fund
Mark L. Casey
Registered Investment Companies[1]	2	$274,000	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Michael T. Kerr
Registered Investment Companies[1]	3	$399,100	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Andraz Razen
Registered Investment Companies[1]	1	$ 39,000	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Martin Romo
Registered Investment Companies[1]	3	$276,100	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Alan J. Wilson
Registered Investment Companies[1]	3	$403,700	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
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Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
American International Fund
Sung Lee
Registered Investment Companies[1]	3	$261,800	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
L. Alfonso Barroso
Registered Investment Companies[1]	3	$222,800	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Jesper Lyckeus
Registered Investment Companies[1]	2	$163,400	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Christopher Thomsen
Registered Investment Companies[1]	2	$197,000	0	$0
Other Pooled Investment Vehicles[2]	1	$ 1,390	0	$0
Other Accounts[3]	0	$ 0	0	$0
American Growth-Income Fund
Donald D. O’Neal
Registered Investment Companies[1]	2	$271,400	0	$0
Other Pooled Investment Vehicles[2]	1	$ 440	0	$0
Other Accounts[3]	0	$ 0	0	$0
Dylan Yolles
Registered Investment Companies[1]	1	$ 48,900	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
J. Blair Frank
Registered Investment Companies[1]	3	$220,800	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	0	$ 0	0	$0
Claudia P. Huntington
Registered Investment Companies[1]	4	$123,100	0	$0
Other Pooled Investment Vehicles[2]	1	$ 70	0	$0
Other Accounts[3]	0	$ 0	0	$0
William L. Robbins
Registered Investment Companies[1]	4	$ 50,000	0	$0
Other Pooled Investment Vehicles[2]	0	$ 0	0	$0
Other Accounts[3]	1,092	$ 10,850	0	$0
[1]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[2]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[3]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may
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be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIA and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
Capital Research and Management Company, the investment adviser to the Master Funds, has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the Master Funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. Capital Research and Management Company believes that its policies and procedures are reasonably designed to address these issues.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2017, no portfolio manager beneficially owned shares of any Fund.
Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager's need for variable annuity or variable life contract and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the Master Funds.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LIA, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2015, 2016, and 2017, LFD received $136,933,533, $140,988,766, and $154,619,140, respectively, in compensation from the Trust.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LIA and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2015, 2016 and 2017, the Trust paid Lincoln Life $7,896,768, $9,894,374, and $10,085,475, respectively, in administrative services fees.
Beginning May 1, 2017, the Trust has agreed to compensate Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as:
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anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal year ended December 31, 2017, the Trust paid Lincoln Life $17,230,604 in contractholder servicing and corporate-level services fees.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2017.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with The Bank of New York Mellon (“BNYM”), effective January 1, 2014, pursuant to which BNYM provides certain accounting services for the Funds. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of each Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays BNYM either an annual fee of $30,000 or an asset based fee, plus certain out-of-pocket expenses.
For fiscal years ended December 31, 2015, 2016 and 2017, the Trust paid BNYM an annual fee of $9,356,409 (representing 0.0118% of the average daily net assets of the Trust), $9,496,610 (representing 0.0117% of the average daily net assets of the Trust), and $10,029,254 (representing 0.0115% of the average daily net assets of the Trust), respectively.
Code of Ethics
The Trust, LIA and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LIA who regularly have access to information about securities purchase for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 94 Funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund, other than the Master Feeder Funds, currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Master Feeder fund currently offers one class of shares: the Service Class II. The Service Class II shares are subject to a distribution and service plan (Plan). The Plan allows each fund to pay distribution fees of up to 0.75% per year to those organizations that sell and distribute Service Class II shares and provide services to Service Class II shareholders and contract owners. The Plan for the Service Class II is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
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Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 2, 2018, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders.
 Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class and Service Class II of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class and Service Class II shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class and Service Class II may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (Plan Fee) not to exceed 0.35% and 0.75% per annum of the average daily NAV of Service Class and Service Class II shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.35% for the Service Class shares of the following Funds:  LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, and LVIP American Preservation Fund. The Plan Fee for Service Class shares of all other Funds is 0.25%. The Plan Fee for Service Class II shares of the Funds is currently 0.55%. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
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No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class and Service Class II contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2017, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $154,619,140.
Revenue Sharing
LIA and its affiliates, including LFD, and/or the sub-adviser, if applicable, may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the Funds or the sub-advisory fees the sub-advisers receive from LIA (if applicable), to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
Feeder Funds. As noted in the prospectus, the new asset value (“NAV”) and offering price of each class of each Fund's shares will be determined each once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. On days that the NYSE is closed, securities held by a Master Fund may nevertheless be actively traded and the value of a Fund's share could be indirectly affected. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class,
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subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAVs of the Funds are determined based upon the NAVs of the Master Funds. Determination of the NAVs of the Master Funds is the responsibility of the Master Funds and not the Funds.
Master Funds. Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Fund's statement of additional information, which is delivered together with this SAI.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LIA’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. Also, each Lincoln iShares Fund provides daily post-trade position reports to the annuity pricing group and the market risk management group. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities.  The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Morningstar and Lipper, Factset Research Systems, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, MoneyMate and Barclay Capital Point, Markit/Wall Street Office provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as OMEGO LLC, Asia Outsourcing Services, Limited, Cogent Consulting, and Abel Noser provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Bank of New York Mellon, Brown Brothers Harriman & Co., State Street Bank and Trust Company, State Street Investment Manager Solutions, provided generally on a daily basis for the purpose of providing operational functions including Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connections with these arrangements.
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Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers (collectively referred to as the adviser), trading services providers, custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
For information regarding the disclosure of portfolio holdings of the Master Funds, please refer to the Statement of Additional Information of the Master Funds.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh, Pennsylvania 15258.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, review the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' statement of additional information.
Financial Statements
The audited financial statements and the reports for the year ended December 31, 2017, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and
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without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Each Fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a Fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies (the Income Requirement).
Any Fund that will close or liquidate would expect to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
Certain Funds may invest in exchange traded vehicles that track the return of commodities. Under the Code, these investments are not considered “securities” with respect to the Income Requirement. As a result, any income generated by such investment is not included in determining compliance with 90% test. Each Fund intends to manage its commodities exposure to ensure that the Income Requirement is met at the end of the Fund's tax year; however, to the extent that the Fund's income from commodities exceeds 10% of the Fund's gross income, the Fund may be subject to taxation on that portion of commodities income that exceeds 10% of the Fund's gross income.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
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A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Long-Term Credit Ratings
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Short-Term Credit Ratings
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects
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Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Investment Advisors Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Investment Advisors Corporation (“LIAC”).
LIAC has adopted these Policies and Procedures to govern LIAC’s implementation of proxy voting for LIAC’s clients, which include the Lincoln Funds.
II. Policies
LIAC shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LIAC believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LIAC votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LIAC will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•	Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LIAC may invest directly in equity and fixed income securities, and other types of investments. LIAC will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LIAC will vote proxies in the Client’s best interests, as determined by LIAC. In making such determination, LIAC may rely on analysis from proxy voting consultants or third-party proxy voting services. LIAC will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LIAC may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LIAC advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LIAC shall review each sub-adviser’s proxy voting policies and procedures as follows:
•	Before a sub-adviser is retained, LIAC’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•	Each quarter, LIAC’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LIAC’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•	During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LIAC reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LIAC advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LIAC shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LIAC shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LIAC advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LIAC identifies a potential material conflict of interest between: a Client and LIAC, or any LIAC-affiliated entity, LIAC will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LIAC. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LIAC shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LIAC will disclose how Clients may obtain information about how LIAC voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LIAC shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)	Proxy Voting Policies and Procedures;
(b)	Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)	A copy of any document that LIAC, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)	A copy of each written request from a Client, and any response to the Client, for information on how LIAC voted the Client’s proxies.
BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
PROXY VOTING GUIDELINES FOR U.S. SECURITIES
These guidelines should be read in conjunction with BlackRock’s Investment Stewardship Global Corporate Governance and Engagement Principles, which are available on-line at .
Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting guidelines
These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
Boards and directors
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Director independence
We expect that a board should be majority independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent.
Our view of independence may vary slightly from listing standards — we are typically more stringent when evaluating the independence of founders, family members, and other business relationships.
In particular, common impediments to independence in the U.S. include may include:
•	Employment by the company or a subsidiary as a senior executive within the past five years
•	Status as a founder of the company
•	Substantial business or personal relationships with the company or the company’s senior executives
•	Family relationships with senior executives or founders of the company
•	An equity ownership in the company in excess of 20%
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We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. As such, we will typically support proposals requesting board de-classification.
Without a voting mechanism to immediately address concerns of a specific director, we may be choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include, the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interest of shareholders, as it ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to align their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/ or shifts in the business and related risk environment.
Separation of chairman and CEO positions
We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/ CEO model, we generally support the designation of a lead independent director if he/ she has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3)
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preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair/ CEO.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change, and receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
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Mergers, asset sales, and other special transactions
BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational and/ or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
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Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders;
•	An evaluation of whether management attempted to maximize shareholder value in the triggering event;
•	The percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;
•	Whether excessively large excise tax gross up payments are part of the payout;
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case by case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Social, ethical and environmental issues
See “Stewardship Global Corporate Governance and Engagement Principles.”
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/ or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the
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new charter/ articles/ by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend by-laws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Delaware Investments Fund Advisers
If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of Vestar Capital Partners to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.
The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.
The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.
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JPMorgan Investment Management, Inc.
PROXY VOTING PROCEDURES AND GUIDELINES
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes
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and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
•	JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•	JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•	JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•	JPMIM will generally vote against anti-takeover devices.
•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) unilaterally adopt a litigation fee-shifting by-law without shareholder approval; (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or (g) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights.
•	JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•	JPMIM votes against proposals for a super-majority vote to approve a merger.
•	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•	JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
•	JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•	JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.
•	JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.
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•	JPMIM generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, JPMIM supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•	In evaluating how to vote environmental proposals, key considerations may include but are not limited to issuer considerations such as asset profile of the company, including whether it is exposed to potentially secularly potentially declining demand for the company’s products or services due to environmental considerations; cash deployment; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMIM may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•	With regard to social issues, among other factors, JPMIM considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
SSGA FM Global Proxy Voting and Engagement Principles
State Street Global Advisors (“SSGA”) maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the EU, Japan, New Zealand , North America (Canada and the US), the UK, , and emerging markets. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA also endeavors to show sensitivity to local market practices when voting in these various markets.
SSGA FM’s Approach to Proxy Voting and Issuer Engagement
At SSGA, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in- house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights — all to maximize shareholder value.
SSGA’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA has voting discretion are carried out with a single voice and objective.
The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.
In conducting our engagements, SSGA also evaluates the various factors that play into the corporate governance framework of a country, including but not limited to, the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary. SSGA FM understands that regulatory
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requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA engages with issuers, regulators, or both, depending on the market. SSGA also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.
To help mitigate company specific risk, the SSGA Asset Stewardship team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.
The SSGA Asset Stewardship Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA defines engagement methods:
Active
SSGA uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.
SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by the issuers. SSGA routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
SSGA has established an engagement protocol that further describes our approach to issuer engagement.
Measurement
Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.
Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA as requiring active engagement, such as shareholder conference calls.
Proxy Voting Procedure
Oversight
The SSGA Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.
Proxy Voting Process
In order to facilitate SSGA’s proxy voting process, SSGA retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA utilizes ISS’s services in three ways: (1) as SSGA’s proxy voting agent (providing SSGA with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.
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The SSGA Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.
In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.
In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).
SSGA votes in all markets where it is feasible; however, SSGA may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. SSGA is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.
Conflict of Interest
See SSGA’s standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties SSGA performs as a shareholder. SSGA believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA’s engagement process, SSGA routinely discusses the importance of these responsibilities with the boards of issuers.
SSGA believes the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA considers many factors. SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA also believes the right mix of skills, independence, diversity and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.
Accounting and Audit Related Issues
SSGA believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA believes audit committees should have independent directors as members, and SSGA will hold the members of the audit committee responsible for overseeing the management of the audit function.
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholders’ ability to monitor the amounts of proceeds and to ensure capital
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is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA uses its discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation
SSGA considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive compensation; SSGA believes that there should be a direct relationship between executive compensation and company performance over the long-term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also consider executive compensation practices when re-electing members of the remuneration committee.
SSGA recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.
General/Routine
Although SSGA does not seek involvement in the day-to-day operations of an organization, SSGA recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of SSGA’s fixed income stewardship program are:
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Proxy Voting:
While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
•	Approving amendments to debt covenants and/or terms of issuance;
•	Authorizing procedural matters such as filing of required documents/other formalities;
•	Approving debt restructuring plans;
•	Abstaining from challenging the bankruptcy trustees;
•	Authorizing repurchase of issued debt security;
•	Approving the placement of unissued debt securities under the control of directors; and,
•	Approve spin-off/absorption proposals.
Given the nature of the items that come up for vote at bondholder meetings, SSGA takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement:
SSGA recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.
Securities on Loan
For funds where SSGA acts as trustee, SSGA may recall securities in instances where SSGA believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA, exercising its discretion, may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.
Reporting
Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.
T. Rowe Price Associates, Inc. and Its Investment Adviser Affiliates
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in
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a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS’s web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
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T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases, we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for
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U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed custom international proxy voting guidelines based on those recommendations and our own views as investors in these markets.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because in most cases our votes reflect consensus across the Price Funds and other accounts.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is material voting event that could affect the value of the loaned securities. In this event, we have the discretion pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in
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excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2017:
Compensation of Investment Professionals - Master Funds
As described in the prospectuses of the Master Funds, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.
Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.
To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the result of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio managers may be measured against one or more of the following benchmarks, depending on his or her investment focus:
Global Growth Fund — MSCI All Country World Index, Lipper Global Funds Index;
Global Small Capitalization Fund — Lipper Small Cap Growth Funds Index, Lipper International Small Cap Funds Index, MSCI USA Small Cap Index, MSCI All Country World ex USA Small Cap Index;
Growth Fund — S&P 500, MSCI All Country World Index ex-USA, Lipper Growth Funds Index;
Growth-Income Fund — S&P 500, Lipper Growth & Income Funds Index;
International Fund — MSCI All Country World Index ex-USA, Lipper International Funds Index.
Lincoln Investment Advisors Corporation
The equity programs are designed to position LIA to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LIA employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LIA-advised funds.
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BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management, LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
Portfolio Manager Compensation Overview
The discussion below describes the portfolio manager’s compensation as of December 31, 2016.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation — Messrs. Franklin and Savi
Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Messrs. Franklin and Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation — Messrs. Mauro and Radell
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg Barclays MBS Index and the Bloomberg Barclays U.S. TIPS 0-5 Years Index)
Scott Radell	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S> TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messr. Gates
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Gates is not measured against a specific benchmark.
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Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Gates is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has unvested long-term incentive awards.
Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Delaware Investments Fund Advisers (DIFA)
Compensation Structure
Each portfolio manager’s compensation consists of the following:
Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus.
Core Equity & REITS (B. Zenouzi): The named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one, three, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices.
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Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Fixed Income (D. Andres): An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.
The portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one, three, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.
For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Delaware Investments Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded incentive unit awards ( “Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc., issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan(the “Plan”) established on November 30, 2010.
The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30, and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.
Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.
Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.
Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.
SSGA Funds Management, Inc.
State Street Global Advisors’ (“SSGA”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
81

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
•	Promoting employee ownership to connect employees directly to the company’s success.
•	Using rewards to reinforce mission, vision, values and business strategy.
•	Seeking to recognize and preserve the firm’s unique culture and team orientation.
•	Providing all employees the opportunity to share in the success of SSGA.
T. Rowe Price Associates
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors:
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.
82

Lincoln Variable Insurance Products Trust
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Multi-Asset Income Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Income Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund

1300 South Clinton Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2018

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: the Standard Class and the Service Class.
Each Fund's most recent Annual Report to Shareholders, which contains each Fund's audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2018, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each of the Funds, except LVIP BlackRock Inflation Protected Bond Fund, LVIP BlackRock Multi-Asset Income Fund, and LVIP Clarion Global Real Estate Fund (collectively, the “Non-Diversified Funds”), is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Investment Advisors Corporation (“LIA”) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
The following Funds have changed their name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP American Century Select Mid Cap Managed Volatility Fund	LVIP American Century VP Mid Cap Value Managed Volatility Fund	May 1, 2016
	LVIP American Century VP Mid Cap Value RPM Fund	May 1, 2015
LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Equity Dividend Managed Volatility Fund	May 1, 2016
	LVIP BlackRock Equity Dividend RPM Fund	May 1, 2015
LVIP Blended Core Equity Managed Volatility Fund	LVIP ClearBridge Variable Appreciation Managed Volatility Fund	February 8, 2016
	LVIP ClearBridge Variable Appreciation RPM Fund	May 1, 2015
LVIP Blended Large Cap Growth Managed Volatility Fund	LVIP UBS Large Cap Growth Managed Volatility Fund	February 8, 2016
	LVIP UBS Large Cap Growth RPM Fund	May 1, 2015
LVIP Blended Mid Cap Managed Volatility Fund	LVIP Ivy Mid Cap Growth Managed Volatility Fund	February 8, 2016
	LVIP Columbia Small-Mid Cap Growth RPM Fund	May 1, 2015
LVIP Dimensional U.S. Core Equity 1 Fund	LVIP Delaware Growth & Income Fund	May 1, 2015
LVIP Dimensional U.S. Equity Managed Volatility Fund	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund	February 8, 2016
	LVIP Dimensional U.S. Equity RPM Fund	May 1, 2015
LVIP Dimensional International Equity Managed Volatility Fund	LVIP Dimensional International Core Equity Managed Volatility Fund	February 8, 2016
	LVIP Dimensional Non-U.S. Equity RPM Fund	May 1, 2015
LVIP Franklin Templeton Global Equity Managed Volatility Fund	LVIP Templeton Growth Managed Volatility Fund	February 8, 2016
	LVIP Templeton Growth RPM Fund	May 1, 2015

Current Fund Name	Former Fund Name	Date of Name Change
LVIP Franklin Templeton Value Managed Volatility Fund	LVIP Franklin Mutual Shares VIP Managed Volatility Fund	February 8, 2016
	LVIP Franklin Mutual Shares VIP RPM Fund	May 1, 2015
	LVIP Franklin Mutual Shares Securities RPM Fund	April 30, 2014
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	LVIP Invesco Diversified Equity-Income RPM Fund	May 1, 2015
	LVIP Invesco V.I. Equity and Income RPM Fund	April 30, 2014
LVIP Invesco Select Equity Managed Volatility Fund	LVIP Invesco V.I. Comstock Managed Volatility Fund	May 1, 2016
	LVIP V.I. Comstock RPM Fund	May 1, 2015
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Mid Cap Value Managed Volatility Fund	February 8, 2016
	LVIP JPMorgan Mid Cap Value RPM Fund	May 1, 2015
LVIP MFS International Equity Managed Volatility Fund	LVIP MFS International Growth Managed Volatility Fund	February 8, 2016
	LVIP MFS International Growth RPM Fund	May 1, 2015
LVIP Multi-Manager Global Equity Managed Volatility Fund	LVIP Multi-Manager Global Equity RPM Fund	May 1, 2015
LVIP Select Core Equity Managed Volatility Portfolio	LVIP VIP Contrafund® Managed Volatility Portfolio	February 8, 2016
	LVIP VIP Contrafund® RPM Portfolio	May 1, 2015
LVIP SSGA International Managed Volatility Fund	LVIP SSgA International RPM Fund	May 1, 2015
LVIP SSGA Large Cap Managed Volatility Fund	LVIP SSgA Large Cap RPM Fund	May 1, 2015
LVIP SSGA SMID Cap Managed Volatility Fund	LVIP SSgA Small-Cap Managed Volatility Fund	February 8, 2016
	LVIP SSgA Small-Cap RPM Fund	May 1, 2015
LVIP Wellington Capital Growth Fund	LVIP Capital Growth Fund	May 1, 2015
LVIP Wellington Mid-Cap Value Fund	LVIP Mid-Cap Value Fund	May 1, 2015
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for investment restriction 2 regarding borrowing).
Each Fund may not:

1.	(Except for LVIP Clarion Global Real Estate Fund) Make investments that will result in the concentration —as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof—of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2.	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.	Make loans of any security or make any other loan if, as a result, more than 33 1⁄3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.	(Except for the Non-Diversified Funds) With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment policy 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Funds have received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Fund Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
What are the Underlying Funds?
Certain of the Funds are “fund of funds,” which means that the Fund invests some or all of its assets in one or more other mutual funds or exchange-traded funds. For this structure, such Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Funds also have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit them to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. Certain of the Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an underlying fund.
Each Fund’s relative weightings in the underlying funds will vary over time. The Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.

Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the adviser to the Funds or by other mutual funds in which a Fund invests (Underlying Funds).
LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP Blended Core Equity Managed Volatility Fund, LVIP ClearBridge Large Cap Managed Volatility Fund, LVIP Dimensional International Equity Managed Volatility Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP Franklin Templeton Value Managed Volatility Fund, LVIP Invesco Diversified Equity-Income Managed Volatility Fund, LVIP Invesco Select Equity Managed Volatility Fund, LVIP MFS International Equity Managed Volatility Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP Select Core Equity Managed Volatility Fund, LVIP SSGA International Managed Volatility Fund, LVIP SSGA Large Cap Managed Volatility Fund, and LVIP SSGA SMID Cap Managed Volatility Fund (collectively, the “Funds of Funds”) operate using a “fund of funds” structure. Each of these Funds of Funds expects to invest its assets primarily in one or more Underlying Funds, while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay using up to 20% of its assets. As a result, these Funds of Funds do not invest directly in most of the securities and other instruments described below, but are subject to their risks through investment in the Underlying Funds.
Information relating to each Underlying Fund is as of the Underlying Fund’s most recent prospectus and SAI. For additional and more current information regarding each Underlying Fund, investors should read the Underlying Fund’s current prospectus and SAI.
The following table and accompanying narrative provides additional information concerning the investment strategies, either principal or discretionary,  that the Funds may employ.  The narrative also provides additional information about the risks of those investment strategies.

	LVIP American Century Select Mid Cap Managed Volatility Fund*	LVIP Baron Growth Opportunities Fund	LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Inflation Protected Bond Fund	LVIP BlackRock Multi-Asset Income Fund	LVIP Blended Core Equity Managed Volatility Fund*	LVIP Blended Large Cap Growth Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund	LVIP Clarion Global Real Estate Fund	LVIP ClearBridge Large Cap Managed Volatility Fund*	LVIP Delaware Bond Fund	LVIP Delaware Diversified Floating Rate Fund
Asset-Backed Securities	•	•	•		•		•	•		•	•	•
Borrowing	•	•	•		•	•	•	•		•
Convertible Securities	•	•	•	•	•	•	•	•	•	•	•	•
Cybersecurity	•	•	•	•	•	•	•	•	•	•	•	•
Debt and Other Fixed-Income Securities	•	•	•	•	•	•	•	•		•	•	•
Delayed Delivery and When-Issued Securities and Forward Commitments	•			•	•	•	•	•	•	•	•	•
Equity Linked Securities					•
Equity Securities	•	•	•		•	•	•	•	•	•
Exchange-Traded Funds	•	•	•	•	•	•	•	•	•	•	•	•
Exchange-Traded Notes					•
Foreign Currency Transactions	•	•	•	•	•	•	•	•	•	•	•	•
Foreign Investments	•	•	•	•	•	•	•	•	•	•	•	•
Foreign Options and/or Futures Markets	•	•	•	•	•	•	•	•		•	•	•
Futures Contracts	•	•	•	•	•	•	•	•		•	•	•
High Yield Fixed-Income Securities	•	•	•	•	•	•	•	•		•	•	•
Illiquid Investments	•	•	•	•	•	•	•	•	•	•	•	•
Indexed Securities	•		•	•	•	•		•		•	•	•
Investment in Securities of Other Investment Companies	•	•	•	•	•	•	•	•	•	•	•	•
Lincoln National Corporation (LNC) Securities
Loans and Other Direct Debt Instruments	•		•		•	•		•		•		•
Money Market Instruments	•	•	•	•	•	•	•	•	•	•	•	•
Mortgage-Related Securities	•	•	•	•	•		•	•		•	•	•
Municipal Bonds					•						•	•
Options and/or Futures Relating to Foreign Currencies	•	•	•		•	•	•	•		•
Options on Futures Contracts	•	•	•		•	•	•	•		•	•	•
Options on Securities	•	•	•		•	•	•	•	•	•	•	•
OTC Options	•	•	•		•	•	•	•	•	•	•
Pledging Assets		•	•	•			•	•			•	•
Real Estate Investment Trusts		•	•		•	•	•	•	•	•	•
Repurchase Agreements	•	•	•		•	•	•	•		•
Reverse Repurchase Agreements			•		•		•			•
Rights and Warrants	•	•	•		•	•	•	•	•	•
SEC Name Rule Requirement	•		•	•		•	•	•	•	•	•	•
Short Sales	•	•	•			•	•	•		•
Special Situations	•					•	•	•		•
Spreads and Straddles	•	•	•			•	•	•		•	•
Stock Index Futures	•	•	•		•	•	•	•		•
Structured Products					•
Swaps	•		•		•			•			•	•
Temporary Defensive Strategies	•	•	•	•	•	•	•	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•	•	•	•	•	•	•	•

	LVIP Delaware Social Awareness Fund	LVIP Delaware Special Opportunities Fund	LVIP Dimensional International Core Equity Fund	LVIP Dimensional International Equity Managed Volatility Fund*	LVIP Dimensional U.S. Core Equity 1 Fund	LVIP Dimensional U.S. Core Equity 2 Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund*	LVIP Franklin Templeton Global Equity Managed Volatility Fund	LVIP Loomis Sayles Global Growth Fund	LVIP Franklin Templeton Multi-Asset Opportunities Fund	LVIP Franklin Templeton Value Managed Volatility Fund*	LVIP Global Income Fund	LVIP Goldman Sachs Income Builder Fund	LVIP Government Money Market Fund	LVIP Invesco Diversified Equity-Income Managed Volatility Fund*	LVIP Invesco Select Equity Managed Volatility Fund*
Asset-Backed Securities	•	•								•	•	•	•		•	•
Borrowing	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
Convertible Securities	•	•	•	•	•	•	•	•		•	•	•	•		•	•
Cybersecurity	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Debt and Other Fixed-Income Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Delayed Delivery and When-Issued Securities and Forward Commitments		•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Equity Linked Securities										•
Equity Securities	•	•	•	•	•	•	•	•	•	•	•		•		•	•
Exchange-Traded Funds	•	•			•	•	•	•	•	•	•	•	•	•	•	•
Exchange-Traded Notes										•
Foreign Currency Transactions	•	•	•	•				•	•	•	•	•	•		•	•
Foreign Investments	•	•	•	•				•	•	•	•	•	•	•	•	•
Foreign Options and/or Futures Markets	•	•	•	•				•	•	•	•	•			•	•
Futures Contracts	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
High Yield Fixed-Income Securities	•	•						•		•	•	•	•		•	•
Illiquid Investments	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
Indexed Securities										•	•	•			•	•
Investment in Securities of Other Investment Companies	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Lincoln National Corporation (LNC) Securities										•
Loans and Other Direct Debt Instruments								•		•	•	•	•		•	•
Money Market Instruments	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Mortgage-Related Securities	•	•								•	•	•	•		•	•
Municipal Bonds										•			•
Options and/or Futures Relating to Foreign Currencies	•	•	•	•				•	•	•	•	•	•		•	•
Options on Futures Contracts	•	•	•	•	•	•	•	•	•	•	•	•			•	•
Options on Securities	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
OTC Options	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
Pledging Assets	•	•						•	•			•
Real Estate Investment Trusts	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
Repurchase Agreements	•	•						•	•	•	•	•	•	•	•	•
Reverse Repurchase Agreements											•		•		•	•
Rights and Warrants	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
SEC Name Rule Requirement			•	•	•	•	•							•	•	•
Short Sales	•	•						•	•	•	•	•	•		•	•
Special Situations											•		•		•	•
Spreads and Straddles	•	•						•	•						•	•
Stock Index Futures	•	•	•	•	•	•	•	•	•	•	•		•		•	•
Structured Products										•
Swaps										•	•	•	•		•	•
Temporary Defensive Strategies	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•
U.S. Government Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

	LVIP JPMorgan High Yield Fund	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	LVIP MFS International Growth Fund	LVIP MFS International Equity Managed Volatility Fund*	LVIP MFS Value Fund	LVIP Mondrian International Value Fund	LVIP Multi-Manager Global Equity Managed Volatility Fund*	LVIP PIMCO Low Duration Bond Fund	LVIP Select Core Equity Managed Volatility Fund*	LVIP SSGA Bond Index Fund	LVIP SSGA Short-Term Bond Index Fund	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA International Index Fund	LVIP SSGA International Managed Volatility Fund	LVIP SSGA Large Cap 100 Fund
Asset-Backed Securities		•	•	•		•	•	•	•	•
Borrowing		•	•	•	•	•	•	•	•			•	•	•	•	•
Convertible Securities	•	•	•	•	•	•	•	•	•			•	•	•	•	•
Cybersecurity	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Debt and Other Fixed-Income Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Delayed Delivery and When-Issued Securities and Forward Commitments	•	•	•	•	•		•	•	•	•	•	•	•	•	•	•
Equity Linked Securities
Equity Securities		•	•	•	•	•	•		•			•	•	•	•	•
Exchange-Traded Funds	•						•		•	•	•	•	•	•	•	•
Exchange-Traded Notes
Foreign Currency Transactions		•	•	•	•	•	•	•	•			•	•	•	•	•
Foreign Investments	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Foreign Options and/or Futures Markets		•		•	•	•	•	•	•			•	•	•	•	•
Futures Contracts		•	•	•	•	•	•	•	•	•		•	•	•	•	•
High Yield Fixed-Income Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Illiquid Investments	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Indexed Securities							•	•	•
Investment in Securities of Other Investment Companies	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Lincoln National Corporation (LNC) Securities							•			•	•
Loans and Other Direct Debt Instruments	•	•	•	•	•		•	•	•			•	•	•	•	•
Money Market Instruments	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Mortgage-Related Securities		•	•	•	•	•	•	•	•	•
Municipal Bonds								•		•
Options and/or Futures Relating to Foreign Currencies		•			•	•	•	•	•			•	•	•	•	•
Options on Futures Contracts		•			•		•	•	•	•		•	•	•	•	•
Options on Securities		•			•		•	•	•	•		•	•	•	•	•
OTC Options		•			•		•	•	•			•	•	•	•	•
Pledging Assets	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•	•	•		•			•	•	•	•	•
Repurchase Agreements		•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Reverse Repurchase Agreements							•	•	•
Rights and Warrants	•	•	•	•	•	•	•	•	•			•	•	•	•	•
SEC Name Rule Requirement	•	•		•			•	•	•	•	•		•	•		•
Short Sales							•	•	•						•
Special Situations							•
Spreads and Straddles		•	•	•	•	•	•	•				•	•	•	•	•
Stock Index Futures		•	•	•	•	•	•		•			•	•	•	•	•
Structured Products								•
Swaps		•					•	•	•	•		•	•	•	•	•
Temporary Defensive Strategies	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

	LVIP SSGA Large Cap Managed Volatility Fund*	LVIP SSGA Mid-Cap Index Fund	LVIP SSGA S&P 500 Index Fund	LVIP SSGA Small-Cap Index Fund	LVIP SSGA SMID Cap Managed Volatility Fund*	LVIP SSGA Small Mid-Cap 200 Fund	LVIP T. Rowe Price Growth Stock Fund	LVIP T. Rowe Price Structured Mid-Cap Growth Fund	LVIP Wellington Capital Growth Fund	LVIP Wellington Mid-Cap Value Fund	LVIP Western Asset Core Bond Fund
Asset-Backed Securities							•	•			•
Borrowing	•	•	•	•	•	•
Convertible Securities	•	•	•	•	•	•	•	•	•	•	•
Cybersecurity	•	•	•	•	•	•	•	•	•	•	•
Debt and Other Fixed-Income Securities	•	•	•	•	•	•	•	•	•	•	•
Delayed Delivery and When-Issued Securities and Forward Commitments	•	•	•	•	•	•	•	•	•	•	•
Equity Linked Securities
Equity Securities	•	•	•	•	•	•	•	•	•	•
Exchange-Traded Funds	•	•	•	•	•	•	•	•			•
Exchange-Traded Notes
Foreign Currency Transactions	•	•	•	•	•	•	•	•	•	•
Foreign Investments	•	•	•	•	•	•	•	•	•	•	•
Foreign Options and/or Futures Markets	•	•	•	•	•	•					•
Futures Contracts	•	•	•	•	•	•	•	•	•	•	•
High Yield Fixed-Income Securities	•	•	•	•	•	•	•	•	•	•	•
Illiquid Investments	•	•	•	•	•	•	•	•	•	•	•
Indexed Securities											•
Investment in Securities of Other Investment Companies	•	•	•	•	•	•	•	•	•	•	•
Lincoln National Corporation (LNC) Securities	•		•
Loans and Other Direct Debt Instruments	•	•	•	•	•	•					•
Money Market Instruments	•	•	•	•	•	•	•	•	•	•	•
Mortgage-Related Securities							•	•			•
Municipal Bonds											•
Options and/or Futures Relating to Foreign Currencies	•	•	•	•	•	•
Options on Futures Contracts	•	•	•	•	•	•					•
Options on Securities	•	•	•	•	•	•					•
OTC Options	•	•	•	•	•	•					•
Pledging Assets	•	•	•	•	•	•	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•	•	•	•	•	•	•
Reverse Repurchase Agreements											•
Rights and Warrants	•	•	•	•	•	•	•	•	•	•
SEC Name Rule Requirement	•	•	•	•	•	•	•	•		•	•
Short Sales	•	•	•	•	•	•
Special Situations								•			•
Spreads and Straddles	•	•	•	•	•	•	•	•			•
Stock Index Futures	•	•	•	•	•	•	•	•	•	•
Structured Products
Swaps						•					•
Temporary Defensive Strategies	•	•	•	•	•	•	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•	•	•	•	•	•	•
*	The Fund invests in one or more Underlying Funds. The investment strategies identified in the table reflect the investment strategies of the Underlying Funds.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (CDOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•	Financial losses to the Funds and shareholders;
•	The inability of the Funds to timely process transactions or conduct trades;
•	Delays or mistakes in materials provided to shareholders;
•	Errors or delays in the calculation of Funds’ net asset values;
•	Violations of privacy and other laws (including those related to identity theft);
•	Regulatory fines, penalties and reputational damage; and
•	Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LIA (the adviser), a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Delayed Delivery and When-Issued Securities and Forward Commitments. Some Funds may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. The Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.
Equity Linked Securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. A Fund may invest up to 10% of its net assets in equity linked securities. Equity linked securities may be considered illiquid. In some instances, investments in equity linked securities may be subject to the Fund's limitation on investments in investment companies.
Equity Securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants. Equity securities may decline due to general market conditions, which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.
Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated and the general risk that domestic and global economies have historically risen and fallen in periodic cycles. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.
Exchange-Traded Fund (“ETF”) Investments. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LIA nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs are typically notes representing senior, unsecured, unsubordinated debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs,

ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (reference instrument) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treat ETNs for tax purposes.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. Unless otherwise defined in the prospectus, an emerging market country is a country defined as an emerging or developing economy by the International Monetary Fund or any country included in the MSCI Emerging Markets Index. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). In 2012, the CFTC adopted rule amendments that significantly affected available exemptions. Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
High Yield Fixed-Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of securities purchased by the Funds, subject to oversight by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid securities at any time exceeds the percentage limitation applicable to the Fund, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-indexed bonds are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Common issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. The rate of interest on a loan may be fixed, floating or variable. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower’s failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans directly or through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, a portfolio may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Municipal Bonds. A Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (Municipal Bonds). A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (State Municipal Bonds). A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (Non-Municipal Tax-Exempt Securities). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Other types of Municipal Bonds include, but are not limited to, moral obligation bonds, municipal notes, municipal lease obligations, tender option bonds, variable rate demand obligations, municipal interest rate swap transactions, insured municipal bonds and Build America bonds.
The issuer of Municipal Bonds pays a fixed, floating or variable rate of interest, and must repay the principal at maturity. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of the Municipal Bonds may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers. There will be a limited market for certain Municipal Bonds and a Fund could face illiquidity risks.
Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The two principal classifications of Municipal Bonds are general obligation and revenue or special obligation bonds, which latter category includes private activity bonds (or industrial development bonds under pre-1986 law).
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
A Fund’s written options positions will be covered at all times. A call option written by a Fund will be deemed to be covered if the Fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a Fund will be deemed to be covered if the Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the Fund. A Fund may also cover a written options position by segregating cash or liquid securities equal to the Fund’s net uncovered obligation.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act.
Real Estate Securities. A fund investing significantly in the global real estate industry may carry a much greater risk of adverse developments in the real estate industry than a fund that invests less significantly in that industry. Real estate values rise and fall in response to a variety of factors, including: local, regional, and national and global economic conditions; interest rates; tax and insurance considerations; changes in zoning and other property-related laws; environmental regulations or hazards; overbuilding; increases in property taxes and operating expenses; or value decline in a neighborhood. When economic growth is slow, demand for property decreases and prices may decline.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.
Because a reverse repurchase agreement may constitute borrowing, while a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the adviser deems creditworthy. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.

Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Special Situations. A Fund may invest in certain securities under special situations. A special situation arises when, in the adviser’s opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
A Fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if a Fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if a Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by a Fund (or, where the exercise price is less than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference).
Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. Stock index futures may be used to hedge the equity portion of a Fund’s securities portfolio with regard to market risk (involving the market’s assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
Structured Products. A Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Fund.
Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments (commodity-linked notes). Commodity-linked notes may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The purchase of commodity-linked notes will expose a Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be structured by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Issuers of structured notes include corporations and banks. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.
An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. Another type of swap is an inflation swap in which one party transfers inflation risk to another party through an exchange of cash flows. One of the parties pays a fixed rate tied to a notional principal amount, while the other party pays a floating rate tied to an inflation index.
A cap is a contract for which the buyer pays a fee, or premium, to obtain protections against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.
Swap transactions, caps and floors are typically net basis contracts (i.e., the two payment streams are netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each transaction will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess may be required to be posted as collateral with the counterparty as security for such obligations.
A Fund may enter into a credit default swap (CDS) contract, which is an instrument by which one party transfers to another party the financial risk of a certain credit event as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection given by the seller of the CDS contract, the purchaser of the protection agrees to pay the seller of the protection a periodic premium. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuers of its holdings or to decreases in certain markets. The Fund might also sell protection and use CDS contracts to increase or vary exposure to certain securities or markets. As the seller of protection, in the event a credit event occurs, the seller of protection has the obligation to make the purchaser whole or pay an agreed upon amount in return for the transfer to the seller of protection of the reference securities.
CDS contracts do not involve netting, but require the payment of a premium by the purchaser of protection and if a credit event occurs, the delivery to the seller of protection of the reference securities, securities equal in value to the reference securities or the negotiated monetary value of the obligation. If a credit event occurs, the seller of protection has the obligation to make the purchaser of protection whole or pay an agreed upon amount. If the Fund enters into a swap transaction on other than a net basis, such as with a CDS contract, the Fund will post cash or other liquid assets as collateral to cover its obligations under the swap transaction.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Fund’s use of these transactions will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
A significant risk in swap transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the ability of the counterparty to meet its contractual obligations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Currently, some transactions are required to be centrally cleared. Swap transactions that are not centrally cleared may be less liquid than exchange-traded instruments and are subject to margin requirements that will be implemented on a phased-in basis. Central clearing is expected to decrease counterparty risk by interposing the central clearinghouse as the counterparty to each of the parties to the original bi-lateral swap contract.
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
More about the LVIP BlackRock Dividend Value Managed Volatility Fund. The LVIP BlackRock Dividend Value Managed Volatility Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased future contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to securities that incorporate features similar to options.
More about the LVIP BlackRock Multi-Asset Income Fund. The LVIP BlackRock Multi-Asset Income Fund engages in different strategies than the other funds. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the LVIP BlackRock Multi-Asset Income Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Asset-Based Securities — The Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” The Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch Ratings, or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metal-Related Securities — The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
Cash Flows; Expenses — The ability of the Fund to satisfy its investment objective depends to some extent on the manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Fund. Finally, since the Fund seeks to replicate the total return of its target index, the manager generally will not attempt to judge the merits of any particular security as an investment.
Funding Agreements — The Fund may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.
Guarantees — The Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.
Life Settlement Investments — The Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When a Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the net benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. As such, a Fund’s investments in life settlement contracts are subject to the Fund’s investment restriction relating to illiquid securities. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. A Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, a Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. A Fund intends to reduce this life expectancy risk by investing only in contracts where the life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the Internal Revenue Service 90% gross income test a Fund must satisfy each year to qualify as a regulated investment company (“RIC”). A Fund intends to monitor its investments to ensure that the Fund remains qualified as a RIC.
Mezzanine Investments — The Fund, consistent with their restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Net Interest Margin (NIM) Securities — The Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.
Tax-Exempt Derivatives — The Fund may hold tax-exempt derivatives which may be in the form of participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service (the “IRS”) has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.
Trust Preferred Securities — The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
Utility Industries — Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. Changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric — The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications — The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas — Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water — Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally — There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

More about the LVIP Franklin Templeton Multi-Asset Opportunities Fund. The LVIP Franklin Templeton Multi-Asset Opportunities Fund engages in different strategies than the other funds. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the LVIP Franklin Templeton Multi-Asset Opportunities Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Bank obligations — Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation.
Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.
The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Callable securities — Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.
The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.
Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.
Commodity-linked instruments — Commodity-linked instruments are designed to provide exposure to the investment returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The investment manager generally intends to invest in commodity-linked instruments whose returns are linked to broad-based commodity indexes (such as the S&P GSCI Commodity Index (S& P GSCI)).
Investing in physical commodities presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets the fundamental restriction to permit the Fund (subject to the Fund’s investment goal and general investment policies as stated in the Fund’s prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.
Use of commodities and establishment of Cayman Islands-based subsidiary — In order to gain exposure to commodities, the Fund may establish a Cayman Islands-based company (the “Subsidiary”) to invest in commodity-linked derivatives, including swaps, certain commodity linked notes, options, futures and options on futures, so that the income and gains derived from an investment in commodity-linked derivatives will qualify as “good income” for the Fund under the Internal Revenue Code. Under IRS guidance, no more than 25% of the Fund’s assets may be invested in the Subsidiary. The IRS has issued a number of private letter rulings to other mutual funds, upon which only the fund that received the private letter ruling can rely, which indicate that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives instruments, such as the Subsidiary, constitutes qualifying income. However, the IRS suspended the issuance of further such rulings in July 2011 pending a review of its position. If the IRS were to issue guidance, or Congress were to enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), the Fund might not qualify as a RIC for one or more years. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate income tax rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to shareholders as dividends (possibly as qualified dividend income) to the extent of the Fund’s current or accumulated earnings and profits. In the event of any such adverse action, the Fund’s Board of Trustees may authorize a significant change in investment strategy.
Defaulted debt securities — If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.
The Fund may buy defaulted debt securities if, in the opinion of the investment manager, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. The Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.
Equity access products — An equity access product is an instrument used by investors to obtain exposure to equity investments, including common stocks, in a local market where direct ownership of equity securities is not permitted or is otherwise restricted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to a particular issuer in that market or to that market as a whole through an equity access product. An equity access product derives its value from a group of underlying equity securities and is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly. Conversely, investors will not normally lose more than they would have lost had they invested in the underlying securities directly. In addition to providing access to otherwise closed equity markets, equity access products can also provide a less expensive option to direct equity investments (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. Examples of equity access products include instruments such as participatory notes, low exercise price options, low exercise price warrants and similarly-structured instruments that may be developed from time to time.
The purchase of equity access products involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the equity access product (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the equity access product, also known as counterparty risk. While the holder of an equity access product is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity access products are typically also not traded on exchanges, are privately issued, and may be illiquid. To the extent an equity access product is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of equity access products will equal the value of the underlying equity securities they seek to replicate. Unlike a direct investment in equity securities, equity access products typically involve a term or expiration date, potentially increasing the Fund's turnover rate, transaction costs, and tax liability.
Equity access products are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Fund's fundamental investment policy of not investing more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of an equity access product.
Pursuant to the terms of the equity access product, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.
Financial services companies risk — To the extent that the Fund invests its assets in stocks of financial services companies, the Fund’s investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company’s ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.
In response to the instability in the financial markets during and after the 2008-2009 financial downturn, the United States and other governments have taken actions designed to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. Moreover, the implications of government ownership interests in financial institutions, by virtue of aging distressed assets, are unforeseeable.
In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change, as existing distinctions between financial segments become less clear. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a changing regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund.
Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by events such as man-made and natural disasters (including weather catastrophe and terrorism). Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.
Equity-linked notes — Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. The Fund only invests in ELNs for which the underlying securities are permissible investments pursuant to the Fund’s investment policies and restrictions. For purposes of the Fund’s fundamental investment policy of not investing more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying reference securities and not the industry of the issuer of an ELN.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on the Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.
ELNs can provide the Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated.
The Fund’s successful use of ELNs will usually depend on the investment manager’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. If the investment manager is not successful in anticipating such price movements, the Fund’s performance may be worse than if the investment manager did not use an ELN at all.
In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.
The Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange-traded ELNs available, although these products may be thinly traded.
ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.
Master limited partnerships — The Fund may invest in equity securities of master limited partnerships (MLPs), and their affiliates. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. The general partner also generally receives a larger portion of the net income as incentive. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are often required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.
MLP subordinated units — Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the minimum quarterly distribution (MQD) and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.
MLP convertible subordinated units — MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.
MLP preferred units — MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
MLP general partner or managing member interests — The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Limited liability company common units — Some companies in which the Fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.
MLP affiliates and I-Units — The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I Units in an amount equal to the cash distributions received by common unit holders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.
Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
There are also certain tax risks undertaken by the Fund when it invests in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Also, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Securities of distressed companies — The Fund also seeks to invest in the securities of distressed companies. The Fund may from time to time participate in such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities.
Mortgage Dollar and U.S. Treasury Rolls
Mortgage dollar rolls — In a mortgage dollar roll, the Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. The Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.
The Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. The Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).
The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the investment manager under Board approved counterparty review procedures. Although rolls could add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions or other limitations on borrowing.
U.S. Treasury rolls — In U.S. Treasury rolls, the Fund sells U.S. Treasury securities and buys back “when-issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when-issued” U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.
During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund generally enters into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.
Pre-refunded bonds — These are outstanding debt securities that are not immediately callable (redeemable) by the issuer but have been “pre-refunded” by the issuer. The issuer “pre-refunds” the bonds by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bonds. Due to the substantial “collateral” held in escrow, pre-refunded bonds often receive the same rating as obligations of the United States Treasury. Because pre-refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the pre-refunded bond approaches its call or ultimate maturity date, the bond's market value will tend to fall to its call or par price.
Securities of reorganizing companies and companies subject to tender or exchange offers — The Fund may also seek to invest in the securities of reorganizing companies, or of companies as to which there exist outstanding tender or exchange offers. The Fund may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. In addition to typical equity and debt investments, the Fund's investments in reorganizing companies may include participations and trade claims, as further described herein.
Inverse floaters — Inverse floaters are variable rate debt securities with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or a related benchmark or index. The prices of inverse floaters can be highly volatile as a result. When short-term interest rates rise, an inverse floater usually experiences a decline in both its price and rate of income. The result is that interest rate risk and volatility of inverse floaters is magnified, and valuation of inverse floaters will also be more difficult.
Additional Risks:
Focus — The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.
The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.
Inside information risk — The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities
More about the LVIP Goldman Sachs Income Builder Fund. The LVIP Goldman Sachs Income Builder Fund engages in different strategies than the other funds. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the LVIP Goldman Sachs Income Builder Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Inverse Floating Rate Securities — The Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund’s 15% limitation on investments in such securities.
Issuer Selection — Issuer selection is the purchase and sale of fixed income corporate securities based on a corporation’s current and expected credit standing. This strategy focuses on four types of corporate issuers. Selection of securities from the first type of issuers – those with low but stable credit – is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers – those with low and intermediate but improving credit quality – is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation is expected to occur relative to alternative securities as credit quality improves, the credit ratings of nationally recognized statistical ratings organizations are upgraded, and credit spreads narrow. Securities from the third type of issuers – issuers with deteriorating credit quality – will be avoided, because total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while Goldman Sachs Asset Management, L.P. (“GSAM”) concurs with the lower published quality rating, the securities would generally be sold and future potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market re-evaluation and relative price appreciation.
Market Sector Selection — Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) for the fixed income portion of the Fund’s portfolio based on, among other things, expectations of future yield spreads between different sectors or subsectors.
Yield Curve Options — The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.
Yield Curve Strategy — Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a “barbell” strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a “bullet” strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a “neutral yield curve” strategy in which the maturity distribution mirrors that of a benchmark.
More about the LVIP PIMCO Low Duration Bond Fund. The LVIP PIMCO Low Duration Bond Fund engages in different strategies than the other funds. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the LVIP PIMCO Low Duration Bond Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Bank Obligations — Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.
The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are subject to continued legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Creditor Liability and Participation on Creditor Committees — Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, PIMCO has the authority to represent the Trust, or any Fund(s) thereof, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.
Inverse Floater — The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. To the extent permitted by the Fund’s investment objectives and general investment policies, a Fund may invest in RIBs without limitation.
Bank Capital Securities — The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Trust Preferred Securities — The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933 and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.
Infrastructure Investments — Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.
Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.
An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.
Increasing Government Debt — The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Current governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.
Valuing CDS and Other Derivatives — For purposes of the Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Portfolio will count certain derivative instruments, such as interest rate swaps, credit default swaps in which the Portfolio is buying protection, options on swaps, and Eurodollar futures, at market value in aggregating the Portfolio’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Portfolio’s name, because the exposure provided by these instruments is not equal to the full notional value of the derivative. With regard to other derivatives, such as futures, forwards, total return swaps, and credit default swaps in which the Portfolio is selling protection, the Portfolio will count the full notional value of the derivative in aggregating the Portfolio’s relevant investments providing exposure to the type of investments, industries, countries or geographic regions suggested by the Portfolio’s name because the Portfolio’s exposure to the underlying asset is equal to the notional value. For purposes of other investment policies and restrictions, the Portfolios may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Voluntary Actions and Roll-Timing Strategies — From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Portfolio investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Portfolio’s acquisition of securities or instruments through a Voluntary Action.

A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (TBA) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Portfolio’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Portfolios will test for compliance with Elective Investment Restrictions at the time of a Portfolio’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.
OTC Options — The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Portfolios’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Portfolio may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Portfolio within seven days. These policies are not fundamental policies of the Portfolios and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.
SEC Name Rule Requirement
LVIP American Century Select Mid Cap Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to mid capitalization companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP BlackRock Dividend Value Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in dividend paying securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP BlackRock Inflation Protected Bond Fund. The Fund's policy of normally investing at least 80% of its net assets in inflation indexed bonds (or securities with similar economic characteristics) is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Blended Core Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Blended Large Cap Growth Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities of U.S. large-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Blended Mid Cap Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in stocks of mid-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Clarion Global Real Estate Fund. The Fund's policy of normally investing at least 80% of its net assets in companies in the real estate industry is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP ClearBridge Large Cap Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to large cap issuers is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Delaware Diversified Floating Rate Fund. The Fund’s policy of normally investing at least 80% of its net assets in floating rate securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

LVIP Dimensional International Core Equity Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Dimensional International Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Dimensional U.S. Core Equity 1 Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities of U.S. companies is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Dimensional U.S. Core Equity 2 Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities of U.S. companies is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP Dimensional U.S. Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Franklin Templeton Global Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Government Money Market Fund. The Fund’s policy of normally investing at least 80% of its net assets in government securities, including government securities subject to repurchase agreements, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Invesco Select Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan High Yield Fund. The Fund’s policy of normally investing at least 80% of its net assets in high yield debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in the equity securities of mid-cap companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP MFS International Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Multi-Manager Global Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP PIMCO Low Duration Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in debt securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Select Core Equity Managed Volatility Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provide exposure to equity securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP SSGA Bond Index Fund. The Fund's policy of normally investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. Aggregate Bond Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Emerging Markets 100 Fund. The Fund’s policy of normally investing at least 80% of its net assets in stocks of emerging market companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP SSGA International Index Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks held by the benchmark index, currently the MSCI EAFE® Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Large Cap 100 Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks of large U.S. companies by market capitalization is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

LVIP SSGA Large Cap Managed Volatility Fund. The Fund's policy of normally investing at least 80% of its assets in a portfolio of investments that provide exposure to large capitalization U.S. companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Mid-Cap Index Fund. The Fund’s policy of normally investing at least 80% of its assets in securities that comprise its benchmark index, currently the S&P MidCap 400® Index, and in stock index futures contracts that provide exposure to the stocks of companies in the Fund’s benchmark index, is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP SSGA S&P 500 Index Fund. The Fund's policy of normally investing at least 80% of its net assets in securities of issuers included in the S&P 500® Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Short-Term Bond Index Fund. The Fund's policy of normally investing at least 80% of its net assets in bond securities that are held in the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Small-Cap Index Fund. The Fund's policy of normally investing at least 80% of its net assets in securities of stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options that provide exposure to the stocks of companies in the Russell 2000® is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA Small- Mid Cap 200 Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks of small and mid-cap companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP SSGA SMID Cap Managed Volatility Fund. The Fund's policy of normally investing at least 80% of its assets in a portfolio of investments that provide exposure to small and medium capitalization U.S. companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP T. Rowe Price Growth Stock Fund. The Fund’s policy of normally investing at least 80% of its net assets in the common stocks of a diversified group of growth companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund. The Fund’s policy of normally investing 80% of its net assets in a diversified group of domestic stocks of medium-sized companies is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
LVIP Wellington Mid-Cap Value Fund. The Fund's policy of normally investing at least 80% of its net assets in stocks of mid-cap companies is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.
LVIP Western Asset Core Bond Fund. The Fund’s policy of normally investing at least 80% of its net assets in debt and fixed income securities is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.
More About the Bloomberg Barclays U.S. Aggregate Bond Index (LVIP SSGA Bond Index Fund and SSGA Short-Term Bond Index Fund (the “Funds”)). The Funds (“Licensee”) acknowledge and expressly agree that the Funds are not sponsored, endorsed, sold or promoted by Bloomberg Barclays Capital (“Licensor”), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the management of any fund based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Licensor Indexes that are determined, composed and calculated by Licensor without regard to Licensee or the Funds. Licensor has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Licensor Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the management of the Funds.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR DOES WARRANT THAT IT WILL USE COMMERCIALLY REASONABLE EFFORTS TO CORRECT ANY KNOWN ERRORS IN THE DATA AND WILL NOTIFY LICENSEE OF ALL KNOWN ERRORS. LICENSOR FURTHER WARRANTS THAT IT OWNS OR HAS THE RIGHT TO PROVIDE THE DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY FUND BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY FUND BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON

ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY FUND BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.
More about the Bloomberg Barclays 1-3 Year Corporate Index (LVIP SSGA Short-Term Bond Index Fund)
“BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg Barclays 1-3 Year Corporate Index.”
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of the LVIP SSGA Short Term Bond Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the LVIP SSGA Short Term Bond Index Fund. The Bloomberg Barclays 1-3 Year Corporate Index is licensed for use by LIAC as the adviser of the LVIP SSGA Short-Term Bond Index Fund. The only relationship of Bloomberg and Barclays with the Issuer in respect of [insert name of Bloomberg Barclays Indices] is the licensing of Bloomberg Barclays 1-3 Year Corporate Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the LVIP SSGA Short Term Bond Index Fund or the owners of the LVIP SSGA Short-Term Bond Index Fund.
Additionally, the adviser or sub-adviser of LVIP SSGA Short-Term Bond Index Fund may for itself execute transaction(s) with Barclays in or relating to Bloomberg Barclays 1-3 Year Corporate Index in connection with LVIP SSGA Short-Term Bond Index Fund. Investors neither acquire any interest in Bloomberg Barclays 1-3 Year Corporate Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in LVIP SSGA Short-Term Bond Index Fund. The LVIP SSGA Short-Term Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the LVIP SSGA Short-Term Bond Index Fund or the advisability of investing in securities generally or the ability of the Bloomberg Barclays 1-3 Year Corporate Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the LVIP SSGA Short-Term Bond Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the LVIP SSGA Short-Term Bond Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the LVIP SSGA Short-Term Bond Index Fund or any other third party into consideration in determining, composing or calculating Barclays Bloomberg 1-3 Year Corporate Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the LVIP SSGA Short-Term Bond Index Fund.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the LVIP SSGA Short-Term Bond Index Fund, investors or other third parties. In addition, the licensing agreement between LIAC and Bloomberg is solely for the benefit of LIAC and Bloomberg and not for the benefit of the owners of the LVIP SSGA Short-Term Bond Index Fund, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS 1-3 YEAR CORPORATE INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE LVIP SSGA SHORT-TERM BOND INDEX FUND.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.”
More Information About the FTSE Russell Indexes (LVIP SSGA Small-Cap Index Fund). The LVIP SSGA Small-Cap Index Fund (the “Fund”) has been developed solely by the Trust. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the FTSE Russell Indexes vest in the relevant LSE Group company which owns the index. FTSE®, Russell® and FTSE Russell® are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Russell FTSE Indexes for the purpose of which it is being put by the Fund.
More about the Russell Emerging Markets Index (LVIP BlackRock Emerging Markets Managed Volatility Fund). Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Emerging Markets Index. Russell® is a trademark of Russell Investment Group.
More about the MSCI EAFE® Index (LVIP SSGA International Index Fund). INVESTORS LOOK TO INDEXES AS A STANDARD OF MARKET PERFORMANCE. INDEXES ARE MODEL PORTFOLIOS, THAT IS, GROUPS OF STOCKS OR BONDS SELECTED TO REPRESENT AN ENTIRE MARKET. THE MSCI EAFE® INDEX is a stock market index of foreign stock from 21 developed markets, but excludes those from the U.S. and Canada. The index targets coverage of 85% of the market capitalization of the equity market of all countries that are part of the index.
LVIP SSGA International Index Fund seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities. This objective is non-fundamental and may be changed without shareholder approval. When evaluating the fund’s performance, the MSCI EAFE® Index is used as the benchmark.
The Fund is normally fully invested. The sub-adviser invests in stock index futures to maintain market exposure and manage cash flow. The Fund may purchase other types of securities that are not primarily investments vehicles, for example American Depository Receipts (ADRs), Global Depositary Receipts (GDRs), European depositary Receipts (EDRs), and certain ETFs, cash equivalents, and certain derivatives. Although the Fund may employ foreign currency hedging techniques, they normally maintain the currency exposure of the underlying equity investments. The Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY LICENSEE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

More about the S&P 500® Index (LVIP SSGA S&P 500 Index Fund). Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500® Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade and range and diversity of the American economy.
The Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500® Index. To accomplish this objective the Fund's sub-adviser, SSGA Funds Management, Inc (SSGA FM), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500® Index, although the Fund reserves the right not to invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances. SSGA FM does not seek to beat the S&P 500® Index and does not seek temporary defensive positions when markets appear to be overvalued. SSGA FM makes no attempt to apply economic, financial or market analysis when managing the Fund. Including a security among the Fund's holdings implies no opinion as to its attractiveness as an investment.
The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of any unfavorable position.
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
More about the S&P MidCap 400® Index (LVIP SSGA Mid-Cap Index Fund). The S&P MidCap 400® Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. The S&P MidCap 400® Index is designed to measure the performance of 400 mid-sized companies in the U.S., reflecting this market segment’s distinctive risk and return characteristics.
The Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P MidCap 400® Index. To accomplish this objective the Fund’s sub-adviser, SSGA Funds Management, Inc (SSGA FM), attempts to buy and sell all of the index’s securities in the same proportion as they are reflected in the S&P MidCap 400® Index, although the Fund reserves the right not to invest in every security in the S&P MidCap 400® Index if it is not practical to do so under the circumstances. SSGA FM does not seek to beat the S&P MidCap 400® Index and does not seek temporary defensive positions when markets appear to be overvalued. SSGA FM makes no attempt to apply economic, financial or market analysis when managing the Fund. Including a security among the Fund’s holdings implies no opinion as to its attractiveness as an investment.
The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of any unfavorable position.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400® Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400® Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Portfolio Transactions and Brokerage
The Funds’ adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2017, 2016 and 2015, the Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2017	2016	2015
LVIP Baron Growth Opportunities Fund	$115,991	$126,947	$114,875
LVIP BlackRock Dividend Value Managed Volatility Fund	195,765	208,152	148,922
LVIP BlackRock Multi-Asset Income Fund	5,089	4,493	1,081
LVIP Blended Large Cap Growth Managed Volatility Fund	290,497	293,908	279,109
LVIP Blended Mid Cap Managed Volatility Fund	136,079	212,140	434,364
LVIP Clarion Global Real Estate Fund	635,670	328,822	662,569
LVIP Delaware Bond Fund	N/A	N/A	200,127
LVIP Delaware Diversified Floating Rate Fund	N/A	81	N/A
LVIP Delaware Social Awareness Fund	159,444	197,295	139,244
LVIP Delaware Special Opportunities Fund	134,147	125,233	172,641
LVIP Dimensional International Core Equity Fund	30,264	61,533	47,577
LVIP Dimensional U.S. Core Equity 1 Fund	26,126	32,156	442,812
LVIP Dimensional U.S. Core Equity 2 Fund	21,334	57,003	50,203
LVIP Franklin Templeton Global Equity Managed Volatility Fund	242,353	384,922	237,579
LVIP Franklin Templeton Multi-Asset Opportunities Fund	275	2,872	1,523
LVIP Global Income Fund	2,500	N/A	N/A
LVIP Goldman Sachs Income Builder Fund	3,617	8,189	3,985
LVIP JPMorgan High Yield Fund	1,559	1,122	296
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	135,765	253,255	79,682
LVIP MFS International Growth Fund	434,668	490,216	727,950
LVIP MFS Value Fund	118,176	127,734	97,470
LVIP Mondrian International Value Fund	202,937	182,709	230,611
LVIP Multi-Manager Global Equity Managed Volatility Fund	197	435	394
LVIP PIMCO Low Duration Bond Fund	7,162	7,741	9,104
LVIP SSGA Developed International 150 Fund	398,524	342,337	361,243
LVIP SSGA Emerging Markets 100 Fund	744,241	612,261	732,120
LVIP SSGA International Index Fund	141,548	204,784	108,246
LVIP SSGA International Managed Volatility Fund	N/A	55	N/A
LVIP SSGA Large Cap 100 Fund	135,768	119,344	111,487
LVIP SSGA Mid-Cap Index Fund	31,535	55,192	69,217
LVIP SSGA S&P 500 Index Fund	39,963	31,863	111,608
LVIP SSGA Small-Cap Index Fund	69,122	81,327	174,576
LVIP SSGA Small-Mid Cap 200 Fund	87,938	66,331	62,297
LVIP T. Rowe Price Growth Stock Fund	319,486	243,991	172,424
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	89,597	76,353	87,279
LVIP Wellington Capital Growth Fund	123,533	204,903	191,799
LVIP Wellington Mid-Cap Value Fund	158,541	130,096	91,073
LVIP Western Asset Core Bond Fund	16,884	458,579	N/A

During the fiscal year ended December 31, 2017, the Adviser or sub-adviser, as appropriate for each of the following Funds, allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:
	Transactions	Related Brokerage Commissions
LVIP Baron Growth Opportunities Fund	$108,457,920	$100,756
LVIP Blended Large Cap Growth Managed Volatility Fund	40,691,191	14,788
LVIP Blended Mid Cap Managed Volatility Fund	153,597,743	2,169
LVIP Clarion Global Real Estate Fund	93,166,691	106,243
LVIP Delaware Social Awareness Fund	412,877,842	60,662
LVIP Delaware Special Opportunities Fund	230,476,442	49,090
LVIP Franklin Templeton Global Equity Managed Volatility Fund	29,839,727	33,486
LVIP Goldman Sachs Income Builder Fund	7,605,112	3,675
LVIP MFS International Growth Fund	640,559,471	409,165
LVIP MFS Value Fund	218,747,235	77,236
LVIP T. Rowe Price Growth Stock Fund	323,206	10,911
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	89,924	6,264
LVIP Wellington Capital Growth Fund	28,719,583	5,527
LVIP Wellington Mid-Cap Value Fund	15,282,721	8,776
Purchases of Securities of “Regular” Brokers or Dealers
As of the fiscal year ended December 31, 2017, the following Funds held securities issued by their “regular” broker-dealers or the parent companies of their “regular” broker-dealers:
Value of Securities of “Regular” Broker-Dealers
LVIP BlackRock Dividend Value Managed Volatility Fund
JP Morgan	$ 38,169,000
Bank of America	37,806,000
Goldman Sachs	12,392,000
Citigroup	34,322,000
LVIP BlackRock Inflation Protected Bond Fund
Bank of America	361,000
LVIP Blended Large Cap Growth Managed Volatility Fund
Bank of America	10,483,000
Citigroup	4,292,000
LVIP Delaware Bond Fund
Bank of America	88,763,000
JP Morgan	167,965,000
Bank of New York Mellon	25,779,000
UBS Investment Bank	53,433,000
Abbey National NA	13,849,000
Credit Suisse	76,350,000
Goldman Sachs	36,149,000
Citigroup Global Markets, Inc.	47,078,000
LVIP Delaware Diversified Floating Rate Fund
Bank of America	12,209,000
Bank of New York Mellon	6,746,000
JP Morgan	22,696,000
Goldman Sachs	8,298,000
UBS Investment Bank	10,512,000
Citigroup	10,963,000
LVIP Delaware Special Opportunities Fund
Abbey National North America LLC	9,050,000

Value of Securities of “Regular” Broker-Dealers
LVIP Dimensional International Core Equity Fund
UBS Investment Bank	554,000
BNP Paribas Securities Corp	693,000
Credit Suisse First Boston	351,000
Deutsche Banc Securities, Inc.	359,000
Societe Generale	292,000
Mizuho Securities USA Inc.	318,000
LVIP Dimensional U.S. Core Equity 1 Fund
JP Morgan	15,904,000
Citigroup	6,412,000
Bank of America	10,450,000
BNY Mellon Capital Markets, LLC	2,488,000
Goldman Sachs	2,933,000
LVIP Dimensional U.S. Core Equity 2 Fund
JP Morgan	6,843,000
Bank of America	4,520,000
BNY Mellon Capital Markets, LLC	962,000
Citigroup	2,873,000
Goldman Sachs	1,434,000
LVIP Franklin Templeton Global Equity Managed Volatility Fund
JP Morgan	9,812,000
Citigroup	10,542,000
BNP Paribas Securities Corp	7,655,000
UBS Investment Bank	5,947,000
Societe Generale	1,013,000
LVIP Goldman Sachs Income Builder Fund
Citigroup	161,000
JP Morgan	286,000
Bank of America	262,000
JP Morgan	145,000
LVIP Government Money Market Fund
Goldman Sachs	30,003,000
BNP Paribas Securities Corp	30,003,000
Citigroup Global Markets, Inc.	30,003,000
RBC Capital Markets Corporation	30,003,000
Mizuho Securities USA Inc.	25,003,000
LVIP JPMorgan High Yield Fund
Bank of America	1,151,000
Citigroup	1,725,000
Societe Generale	1,214,000
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Bank of America	4,310,000
Goldman Sachs	1,083,000
Citigroup Global Markets, Inc.	3,698,000
LVIP MFS International Growth Fund
UBS Investment Bank	28,642,000

Value of Securities of “Regular” Broker-Dealers
LVIP MFS Value Fund
JP Morgan	72,723,000
Goldman Sachs	37,541,000
BNY Mellon Capital Markets, LLC	16,388,000
Citigroup Global Markets, Inc.	35,004,000
LVIP Mondrian International Value Fund
Societe Generale	15,367,000
LVIP PIMCO Low Duration Bond Fund
Bank of America	2,243,000
Goldman Sachs	1,030,000
JP Morgan	5,855,000
UBS Investment Bank	6,809,000
Credit Suisse First Boston	4,634,000
Mizuho Securities USA Inc.	13,922,000
LVIP SSGA Bond Index Fund
JP Morgan	22,072,000
Bank of America	18,673,000
Credit Suisse First Boston	4,516,000
Goldman Sachs	14,776,000
BNY Mellon Capital Markets, LLC	3,880,000
BNP Paribas Securities Corp	1,059,000
UBS Investment Bank	2,339,000
Citigroup	14,486,000
Deutsche Banc Securities, Inc.	2,418,000
Citigroup Global Markets, Inc.	14,485,000
Mizuho Securities USA Inc.	1,103,000
LVIP SSGA Developed International 150 Fund
Mizuho Securities USA Inc.	5,857,000
BNP Paribas Securities Corp	7,007,000
Societe Generale	6,206,000
LVIP SSGA International Index Fund
Credit Suisse First Boston	8,579,000
BNP Paribas Securities Corp	16,255,000
UBS Investment Bank	13,076,000
Deutsche Banc Securities, Inc.	7,602,000
Societe Generale	7,823,000
Mizuho Securities USA Inc.	8,482,000
LVIP SSGA Large Cap 100 Fund
JP Morgan	14,452,000
LVIP SSGA S&P 500 Index Fund
JP Morgan	128,730,000
Bank of America	99,350,000
Goldman Sachs	31,587,000
BNY Mellon Capital Markets, LLC	19,153,000
Citigroup Global Markets, Inc.	68,261,000
LVIP T. Rowe Price Growth Stock Fund
JP Morgan	13,517,000

Value of Securities of “Regular” Broker-Dealers
LVIP Wellington Capital Growth Fund
Bank of America	3,984,000
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Commission Recapture Program
The Funds, except the Funds of Funds and LVIP BlackRock Inflation Protected Bond Fund, LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Global Income Fund, LVIP Government Money Market Fund, LVIP JPMorgan High Yield Fund, LVIP PIMCO Low Duration Bond Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA International Index Fund, LVIP SSGA Large Cap 100 Fund, LVIP SSGA Mid-Cap Index Fund, LVIP SSGA S&P 500 Index Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Small-Cap Index Fund, LVIP SSGA Small-Mid Cap 200 Fund, and LVIP Western Asset Core Bond Fund, have entered into commission recapture programs with both Russell and ConvergEx, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The Board of Trustees, with the assistance of Russell, ConvergEx and the adviser and sub-adviser, if any, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a Fund to participate, or continue to participate, in the commission recapture programs.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets (except for the LVIP Government Money Market Fund) by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
	2017	2016
LVIP Blended Core Equity Managed Volatility Fund	9%	35%
LVIP Blended Large Cap Growth Managed Volatility Fund[1]	138%	89%
LVIP Blended Mid Cap Managed Volatility Fund	27%	103%
LVIP Clarion Global Real Estate Fund[2]	89%	45%
LVIP Delaware Bond Fund	179%	285%
LVIP Dimensional U.S. Equity Managed Volatility Fund	6%	41%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	17%	58%
LVIP Franklin Templeton Multi-Asset Opportunities Fund	56%	98%
LVIP Franklin Templeton Value Managed Volatility Fund	7%	45%
LVIP Invesco Select Equity Managed Volatility Fund	12%	84%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	31%	77%
LVIP PIMCO Low Duration Bond Fund[3]	1,302%	817%
LVIP Select Core Equity Managed Volatility Fund	11%	44%
LVIP Western Asset Core Bond Fund[4]	419%	182%
1	The Fund’s portfolio turnover increased in 2017 following a sub-adviser change.

2	The Fund’s portfolio turnover increased in 2017 due to increased trade activity by the sub-adviser.
3	The Fund’s portfolio turnover increased in 2017 due to increased trade activity by the sub-adviser.
4	The Fund’s portfolio turnover increased in 2017 due to increased asset flows into the Fund.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 94 series of the Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	94	Formerly: Lincoln Advisors Trust
*	Ellen G. Cooper an interested person of the Trust because she is a Director and an officer of both the Adviser and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	94	Formerly: Lincoln Advisors Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	94	Formerly: Lincoln Advisors Trust

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	94	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	94	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	94	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	94	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Advisors Trust
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	94	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	94	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	94	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP Head of U.S. Funds Services, BNY Mellon.	94	Trustee of FundVantage Trust
**	Steve A. Cobb is the son-in-law of Kenneth G. Stella.
Officers Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan.

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President 2007 to 2011	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of JL Darling (a manufacturer of all-weather writing products), ABC Industries (industrial and mining ventilation products manufacturer), Classic Accessories (a provider of outdoor cover products), Strahman Valves (a global industrial valve manufacturer), and Fit and Fresh (a manufacturer of consumer housewares products). He has previously served as a director of multiple other private and public companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.

Ellen G. Cooper. Ms. Cooper has served as Chairman and Trustee of Lincoln Variable Insurance Products Trust since September 2015. Ms. Cooper joined Lincoln Financial Group as Executive Vice President and Chief Investment Officer in 2012. Ms. Cooper also serves as Director and Chairman of Lincoln Investment Advisors Corporation. Ms. Cooper previously served as Managing Director and global head of the insurance strategy at Goldman Sachs Asset Management. Prior to Goldman Sachs, Ms. Cooper was the Chief Risk Officer for AEGON Americas. Ms. Cooper brings over 30 years of knowledge and experience in asset management, risk management, and insurance.
Elizabeth S. Hager. Ms. Hager has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards, as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.
Gary D. Lemon. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust since 2004 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and Management at DePauw University. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight as the Chair of the Investment Committee.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Mr. Leonard holds a Certified Public Accountant designation. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience as Lead Independent Trustee and Chair of the Audit Committee.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Since January 2016, he has served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 1, 2006 to March 1, 2015. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University's College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Thomas D. Rath. Mr. Rath has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. He previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1997 to 2007. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of New Hampshire. Mr. Rath serves as a Director Emeritus for Associated Grocers of New England. Through his experience, Mr. Rath brings a legal and legislative perspective to the Board as the Chair of the Governance Sub-Committee.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Kenneth G. Stella. Mr. Stella has served as a Trustee of Lincoln Variable Insurance Products Trust since 1998. Mr. Stella is President Emeritus of the Indiana Hospital Association, Indianapolis, Indiana (“Association”). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr.

Stella also serves as a board member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the former Lead Independent Trustee and Chair of the Nominating and Governance Committee and the Nominating Sub-Committee.
David H. Windley. Mr. Windley has served as a Trustee of Lincoln Variable Insurance Products Trust since 2004. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery BNY Mellon Asset Servicing B.V. from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing B.V. from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 3, 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Ms. Wolcott served as Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial insight.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust's shareholders and to provide oversight of the management. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Interested Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Funds' expenses, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Funds' investment performance with the adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds' financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust's systems of controls, the Trust's programs for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Thomas A. Leonard (Chairman), Elizabeth S. Hager, Nancy B. Wolcott, and David H. Windley. The Audit Committee met four times during the last fiscal year.
The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Gary D. Lemon (Chairman), Steve A. Cobb, Charles I. Plosser, Thomas D. Rath, Kenneth G. Stella, and Pamela L. Salaway. The Investment Committee met four times during the last fiscal year.

The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The members of the Nominating and Governance Committee include all of the Independent Trustees: Steve A. Cobb, Elizabeth S. Hager, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Thomas D. Rath, Pamela L. Salaway, Kenneth G. Stella, David H. Windley, and Nancy B. Wolcott. The Nominating and Governance Committee met two times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2017, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2017, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ellen G. Cooper	LVIP Delaware Bond Fund — $1 – $10,000
LVIP Delaware Diversified Floating Rate Fund — $1 – $10,000
LVIP SSGA S&P 500 Index Fund — $1 – $10,000
LVIP SSGA Small-Mid Cap 200 Fund — $1 – $10,000
	LVIP Vanguard International Equity ETF Fund — $1 – $10,000	$1-$10,000
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb	LVIP Baron Growth Opportunities Fund — $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund — $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund — $10,001 – $50,000
	LVIP SSGA S&P 500 Index Fund — $10,001 – $50,000	Over $100,000
Elizabeth S. Hager	LVIP Delaware Social Awareness Fund — $50,001 – $100,000
LVIP Dimensional U.S. Core Equity 1 Fund — $10,001 – $50,000
LVIP Mondrian International Value Fund — $10,001 – $50,000
LVIP Global Moderate Allocation Managed Risk Fund — $1 – $10,000
LVIP Global Growth Allocation Managed Risk Fund — $1 – $10,000
	LVIP Blended Large Cap Growth Managed Volatility Fund — $1 – $10,000	Over $100,000
Gary D. Lemon	LVIP Dimensional International Equity Managed Volatility Fund — $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund — $10,001 – $50,000
	LVIP Dimensional/Vanguard Total Bond Fund — $10,001 – $50,000	Over $100,000
Thomas A. Leonard	LVIP SSGA Moderate Structured Allocation Fund — Over $100,000	Over $100,000
Charles I. Plosser	None	None
Thomas D. Rath	LVIP American Growth Fund — $50,001 – $100,000
LVIP Baron Growth Opportunities Fund — $50,001 – $100,000
LVIP BlackRock Inflation Protected Bond Fund — $1 – $10,000
LVIP Delaware Bond Fund — $50,001 – $100,000
LVIP Dimensional U.S. Core Equity 1 Fund — $1 – $10,000
LVIP Global Income Fund — $50,001 – $100,000
LVIP MFS Value Fund — $50,001 – $100,000
LVIP Mondrian International Value Fund — $50,001 – $100,000
LVIP SSGA Bond Index Fund — $50,001 – $100,000
LVIP SSGA Emerging Markets 100 Fund — $10,001 – $50,000
LVIP SSGA International Index Fund — $1 – $10,000
LVIP SSGA Small-Cap Index Fund — $1 – $10,000
	LVIP T.Rowe Price Growth Stock Fund — $1 – $10,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund — $10,001 – $50,000 LVIP Mondrian International Value Fund — $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund — $50,001 – $100,000	Over $100,000
Kenneth G. Stella	LVIP Delaware Social Awareness Fund — over $100,000 LVIP Delaware Special Opportunities Fund — over $100,000	Over $100,000
David H. Windley	LVIP Delaware Special Opportunities Fund — $10,001 – $50,000
LVIP MFS Value Fund — $10,001 – $50,000
LVIP Mondrian International Value Fund — $10,001 – $50,000
LVIP SSGA Developed International 150 Fund — $10,001 – $50,000
	LVIP SSGA Large Cap 100 Fund — $10,001 – $50,000	Over $100,000
Nancy B. Wolcott	None	None
As of December 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds except as follows:  Elizabeth Hager may have been deemed to be a beneficial owner of securities issued by JP Morgan Chase & Co. (“JPMorgan”) as a result of beneficial ownership by her spouse of equity securities issued by JPMorgan. As of December 31, 2017, her spouse’s holdings of securities issued by JPMorgan had a market value of $8,982.96. The amount of securities owned by her spouse rounded to less than zero percent of the total outstanding equity securities issued by JP Morgan. JPMorgan is a controlling person of J.P. Morgan Investment Management Inc., sub-adviser to the LVIP JPMorgan High Yield Fund, the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund, and the LVIP JP Morgan Retirement Income Fund. As of February 15, 2018, no securities issued by JPMorgan were held by Ms. Hager or her spouse or any other immediate family member.
Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2017:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$268,000	$268,000
Elizabeth S. Hager, Trustee	269,000	269,000
Gary D. Lemon, Trustee	291,000	291,000
Thomas A. Leonard, Trustee	290,000	290,000
Charles I. Plosser*, Trustee	0	0
Thomas D. Rath, Trustee	268,000	268,000
Pamela L. Salaway, Trustee	269,000	269,000
Kenneth G. Stella, Trustee	310,000	310,000
David H. Windley, Trustee	265,000	265,000
Nancy B. Wolcott**, Trustee	14,500	14,500
*	Mr. Plosser was elected as an Independent Trustee effective January 1, 2018.
**	Ms. Wolcott was elected as an Independent Trustee effective October 1, 2017.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Investment Advisors Corporation (“LIA” or the “Adviser”) is the investment adviser to the Funds. LIA is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LIA's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.

Pursuant to the Investment Management Agreement, LIA manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LIA a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LIA may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2017, each Fund paid fees to LIA equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Century Select Mid Cap Managed Volatility Fund	0.06%
LVIP Baron Growth Opportunities Fund	0.90%
LVIP BlackRock Dividend Value Managed Volatility Fund	0.59%
LVIP BlackRock Inflation Protected Bond Fund	0.42%
LVIP BlackRock Multi-Asset Income Fund	0.26%
LVIP Blended Large Cap Growth Managed Volatility Fund	0.64%
LVIP Blended Mid Cap Managed Volatility Fund	0.67%
LVIP Clarion Global Real Estate Fund	0.69%
LVIP ClearBridge Large Cap Managed Volatility Fund	0.03%
LVIP Delaware Bond Fund	0.31%
LVIP Delaware Diversified Floating Rate Fund	0.55%
LVIP Delaware Social Awareness Fund	0.38%
LVIP Delaware Special Opportunities Fund	0.39%
LVIP Dimensional International Core Equity Fund	0.58%
LVIP Dimensional International Equity Managed Volatility Fund	0.21%
LVIP Dimensional U.S. Core Equity 1 Fund	0.34%
LVIP Dimensional U.S. Core Equity 2 Fund	0.43%
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.25%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.65%
LVIP Franklin Templeton Multi-Asset Opportunities Fund	0.32%
LVIP Franklin Templeton Value Managed Volatility Fund	0.03%
LVIP Global Income Fund	0.58%
LVIP Goldman Sachs Income Builder Fund	0.65%
LVIP Government Money Market Fund	0.38%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	0.05%
LVIP Invesco Select Equity Managed Volatility Fund	0.14%
LVIP JPMorgan High Yield Fund	0.60%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.70%
LVIP MFS International Equity Managed Volatility Fund	0.20%
LVIP MFS International Growth Fund	0.72%
LVIP MFS Value Fund	0.61%
LVIP Mondrian International Value Fund	0.68%
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.19%
LVIP PIMCO Low Duration Bond Fund	0.47%
LVIP Select Core Equity Managed Volatility Fund	0.08%
LVIP SSGA Bond Index Fund	0.28%
LVIP SSGA Developed International 150 Fund	0.32%
LVIP SSGA Emerging Markets 100 Fund	0.33%
LVIP SSGA International Index Fund	0.31%
LVIP SSGA International Managed Volatility Fund	0.23%
LVIP SSGA Large Cap 100 Fund	0.30%
LVIP SSGA Large Cap Managed Volatility Fund	0.23%
LVIP SSGA Mid-Cap Index Fund	0.27%
LVIP SSGA S&P 500 Index Fund	0.17%
LVIP SSGA Small-Cap Index Fund	0.32%
LVIP SSGA Small-Mid Cap 200 Fund	0.32%
LVIP SSGA SMID Cap Managed Volatility Fund	0.23%
LVIP T. Rowe Price Growth Stock Fund	0.62%

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.69%
LVIP Wellington Capital Growth Fund	0.67%
LVIP Wellington Mid-Cap Value Fund	0.79%
LVIP Western Asset Core Bond Fund	0.45%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2017	2016	2015
LVIP American Century Select Mid Cap Managed Volatility Fund	$ 199,550	$ 85,924	$ N/A
LVIP Baron Growth Opportunities Fund	5,055,514	4,881,907	5,555,014
LVIP BlackRock Dividend Value Managed Volatility Fund	7,238,969	5,910,441	5,532,201
LVIP BlackRock Inflation Protected Bond Fund	5,527,420	5,558,847	5,501,569
LVIP BlackRock Multi-Asset Income Fund	36,841	27,792	20,980
LVIP Blended Large Cap Growth Managed Volatility Fund	5,171,475	4,389,746	3,761,554
LVIP Blended Mid Cap Managed Volatility Fund	3,593,856	2,465,636	2,237,586
LVIP Clarion Global Real Estate Fund	2,765,374	2,783,763	3,633,292
LVIP ClearBridge Large Cap Managed Volatility Fund	33,905	16,831	N/A
LVIP Delaware Bond Fund	19,729,544	22,195,009	22,732,437
LVIP Delaware Diversified Floating Rate Fund	4,591,095	4,375,543	5,559,706
LVIP Delaware Social Awareness Fund	2,688,265	2,612,472	2,865,029
LVIP Delaware Special Opportunities Fund	2,534,472	2,326,400	2,450,872
LVIP Dimensional International Core Equity Fund	1,151,114	875,106	907,073
LVIP Dimensional International Equity Managed Volatility Fund	702,803	429,825	272,892
LVIP Dimensional U.S. Core Equity 1 Fund	4,468,217	4,108,445	4,452,838
LVIP Dimensional U.S. Core Equity 2 Fund	1,848,133	1,313,250	1,174,590
LVIP Dimensional U.S. Equity Managed Volatility Fund	1,720,798	927,774	473,947
LVIP Franklin Templeton Global Equity Managed Volatility Fund	6,057,832	5,514,036	5,349,703
LVIP Franklin Templeton Multi-Asset Opportunities Fund	48,989	55,767	53,210
LVIP Franklin Templeton Value Managed Volatility Fund	95,153	48,798	N/A
LVIP Global Income Fund	5,983,504	5,843,552	7,359,271
LVIP Goldman Sachs Income Builder Fund	101,662	72,793	61,778
LVIP Government Money Market Fund	2,622,291	2,272,112	792,276
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	158,724	80,990	15,174
LVIP Invesco Select Equity Managed Volatility Fund	194,061	119,745	N/A
LVIP JPMorgan High Yield Fund	4,968,840	4,879,577	4,311,811
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	4,635,962	3,657,310	2,956,993
LVIP MFS International Equity Managed Volatility Fund	509,621	396,126	287,277
LVIP MFS International Growth Fund	9,383,886	8,689,733	8,108,924
LVIP MFS Value Fund	8,258,534	7,011,761	6,487,702
LVIP Mondrian International Value Fund	7,993,261	7,716,925	8,291,166
LVIP Multi-Manager Global Equity Managed Volatility Fund	99,830	73,624	57,812
LVIP PIMCO Low Duration Bond Fund	5,207,634	5,487,700	4,683,286
LVIP Select Core Equity Managed Volatility Fund	369,519	316,702	194,817
LVIP SSGA Bond Index Fund	8,222,748	7,983,950	7,548,212
LVIP SSGA Developed International 150 Fund	3,192,369	2,776,309	2,869,897
LVIP SSGA Emerging Markets 100 Fund	2,405,747	1,742,623	2,325,164
LVIP SSGA International Index Fund	7,928,163	7,409,583	7,740,625
LVIP SSGA International Managed Volatility Fund	936,179	267,521	101,543
LVIP SSGA Large Cap 100 Fund	4,245,025	3,580,407	3,698,633
LVIP SSGA Large Cap Managed Volatility Fund	786,141	519,319	297,321
LVIP SSGA Mid-Cap Index Fund	2,812,170	2,896,473	2,647,839
LVIP SSGA S&P 500 Index Fund	12,623,292	11,272,916	11,210,160

	2017	2016	2015
LVIP SSGA Small-Cap Index Fund	4,843,902	4,528,473	5,031,168
LVIP SSGA Small-Mid Cap 200 Fund	990,488	796,106	777,353
LVIP SSGA SMID Cap Managed Volatility Fund	810,489	509,146	298,773
LVIP T. Rowe Price Growth Stock Fund	7,624,029	6,040,317	4,303,293
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	5,185,525	4,562,195	4,179,343
LVIP Wellington Capital Growth Fund	3,243,534	3,014,465	3,146,739
LVIP Wellington Mid-Cap Value Fund	1,630,758	1,342,772	1,170,364
LVIP Western Asset Core Bond Fund	6,612,843	2,214,772 [1]	N/A
[1]	The Fund commenced operations on July 14, 2016.
Expense Reimbursements
For the last three fiscal years ended December 31, LIA reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2017	2016	2015
LVIP American Century Select Mid Cap Managed Volatility Fund	$203,006	$152,838	$124,820
LVIP Baron Growth Opportunities Fund	89,536	N/A	N/A
LVIP BlackRock Multi-Asset Income Fund	31,771	28,047	24,885
LVIP Blended Core Equity Managed Volatility Fund	171,512	133,816	112,839
LVIP ClearBridge Large Cap Managed Volatility Fund	37,146	35,875	33,221
LVIP Dimensional International Core Equity Fund	351,482	378,920	264,763
LVIP Franklin Templeton Multi-Asset Opportunities Fund	24,996	72,131	69,188
LVIP Franklin Templeton Value Managed Volatility Fund	140,690	99,661	60,873
LVIP Goldman Sachs Income Builder Fund	58,394	66,468	51,685
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	136,624	86,433	58,645
LVIP Invesco Select Equity Managed Volatility Fund	125,465	119,585	112,805
LVIP MFS International Equity Managed Volatility Fund	171,940	149,209	132,538
LVIP Multi-Manager Global Equity Managed Volatility Fund	5,264	24,415	34,526
LVIP PIMCO Low Duration Bond Fund	98,673	N/A	N/A
LVIP Select Core Equity Managed Volatility Fund	156,820	113,497	64,700
LVIP SSGA International Index Fund	169,515	N/A	N/A
LVIP SSGA International Managed Volatility Fund	172,070	74,124	58,003
LVIP SSGA Large Cap Managed Volatility Fund	134,501	90,307	58,123
LVIP SSGA SMID Cap Managed Volatility Fund	147,771	97,537	62,349
With respect to the LVIP American Century Select Mid Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.69% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”)) exceed 0.06% of the Fund’s average daily net assets for the Standard Class (and 0.41% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Baron Growth Opportunities Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.09% on the first $250 million of average daily net assets of the Fund, 0.14% on the next $250 million of average daily net assets of the Fund, 0.19% on the next $200 million of average daily net assets of the Fund, 0.20% on the next $50 million of average daily net assets of the Fund, and 0.25% over $750 million of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.93% of the Funds average Daily net assets for the Standard Class (and 1.18% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to LVIP BlackRock Dividend Value Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.11% on the first $750 million of average daily net assets of the Fund and 0.15% of the excess over $750 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP BlackRock Multi-Asset Income Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.42% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.36% of the Fund’s average daily net assets for the Standard Class (and 0.61% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Blended Core Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.64% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.00% of the Fund’s average daily net assets for the Standard Class (and 0.35% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Blended Large Cap Growth Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.14% on the first $100 million of the Fund’s average daily net assets, 0.09% on the next $400 million of average daily net assets of the Fund, 0.085% on the next $1.5 billion of average daily net assets of the Fund and 0.08% over $200 billion of the Fund's average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Blended Mid Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.12% on the first $25 million of average daily net assets of the Fund, 0.07% on the next $50 million of average daily net assets of the Fund, 0.02% on the next $225 million of average daily net assets of the Fund, 0.04% on the next $300 million of average daily net assets of the Fund, and 0.07% on the next $200 million of average daily net assets of the Fund. When the Fund’s net assets exceed $800 million the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.22% on the first $25 million of average daily net assets of the Fund, 0.17% on the next $50 million of average daily net assets of the Fund, 0.12% on the next $75 million of average daily net assets of the Fund, 0.02% on the next $100 million of average daily net assets of the Fund, and 0.07% on the excess over $250 million of average daily net assets of the Fund. Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.77% of the Funds average Daily net assets for the Standard Class (and 1.02% for the Service Class). This Agreement will continue at least through December 9, 2019.
With respect to the LVIP Clarion Global Real Estate Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $200 million of the Fund’s average daily net assets; 0.05% on the next $50 million of the Fund’s daily net assets; 0.025% on the next $250 million of the Fund’s daily net assets; 0.00% on the next $250 million of the Fund’s daily net assets; 0.05% on the next $250 million of the Fund’s daily net assets; and 0.00% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP ClearBridge Large Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.66% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the average daily net assets for the Standard Class of the Fund (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Delaware Diversified Floating Rate Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $2 billion of average daily net assets of the Fund and 0.05% on the excess over $2 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional International Core Equity Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.17% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.68% of the average daily net assets for the Standard Class of the Fund (and 0.93% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional International Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.04% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Dimensional U.S. Core Equity 2 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.29% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.43% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund’s average daily net assets for the Standard Class (and 0.67% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Franklin Templeton Value Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.62% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.05% of the Fund’s average daily net assets for the Standard Class (and 0.40% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Global Income Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.07% of the Fund's average daily net assets. The waiver agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Trust's Board of Trustees and the Adviser.
With respect to the LVIP Goldman Sachs Income Builder Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.75% of the Fund’s daily net assets for the Standard Class (and 1.00% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Invesco Select Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.51% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.14% of the Fund’s average daily net assets for the Standard Class (and 0.49% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Invesco Diversified Equity-Income Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.55% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.07% of the Fund’s average daily net assets for the Standard Class (and 0.42% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP JPMorgan High Yield Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of the Fund's average daily net assets in excess of $250 million. The waiver agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Trust's Board of Trustees and the Adviser.
With respect to the LVIP Loomis Sayles Global Growth Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.77% of average daily net assets for the Standard Class of the Fund and 1.12% of average daily net assets for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to LVIP MFS International Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.11% on the first $400 million of average daily net assets of the Fund and 0.10% of the excess over $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP MFS International Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.65% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.20% of the average daily net assets for the Standard Class of the Fund (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP Multi-Manager Global Equity Managed Volatility Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.22% of the Fund’s daily net assets for the Standard Class (and 0.57% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP PIMCO Low Duration Bond Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% over $500 million of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.54% of the Funds average Daily net assets for the Standard Class (and 0.79% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Funds’ Board of Trustees and the Adviser.
With respect to LVIP Select Core Equity Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.62% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.10% of the average daily net assets for the Standard Class of the Fund (and 0.45% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Bond Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.08% on the first $500 million of the Fund's average daily net assets, 0.122% of the average daily net assets on the next $1.5 billion of the Fund’s average daily net assets and 0.152% of the excess over $2 billion of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Developed International 150 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.07% on the first $50 million of average daily net assets of the Fund and 0.01% on the next $450 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Emerging Markets 100 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.065% on the first $50 million of average daily net assets of the Fund, 0.025% on the next $50 million of average daily net assets of the Fund, and 0.005% on the next $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP SSGA International Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.087% on the first $1 billion of average daily net assets of the Fund, and 0.135% of the excess over $1 billion of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.40% of the Funds average Daily net assets for the Standard Class (and 0.65% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA International Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.53% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the Fund’s average daily net assets for the Standard Class (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to the LVIP SSGA Large Cap 100 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.08% on the first $50 million of average daily net assets of the Fund and 0.015% on the next $450 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP SSGA Large Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.47% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the average daily net assets for the Standard Class of the Fund (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Mid Cap Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.002% on the first $1 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA S&P 500 Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.002% on the first $1 billion of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Short-Term Bond Index Fund, the Adviser has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.3625% of average daily net assets for the Standard Class of the Fund and 0.6125% of average daily net assets for the Service Class. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Small-Cap Index Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.005% on the first $500 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP SSGA Small-Mid Cap 200 Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.065% on the first $50 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

With respect to LVIP SSGA SMID Cap Managed Volatility Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.67% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.25% of the average daily net assets for the Standard Class of the Fund (and 0.50% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP T. Rowe Price Growth Stock Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: When the total Fund assets are less than $1 billion: 0.00% of the Fund’s average daily net assets. When the Fund’s assets exceed $1 billion: 0.025% of the first $1 billion of the Fund’s average daily net assets and 0.0125% on of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% of the excess over $750 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the Adviser.
With respect to LVIP Wellington Capital Growth Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.05% on the first $100 million of average daily net assets of the Fund, 0.00% on the next $150 million of average daily net assets of the Fund, 0.025% on the next $250 million of average daily net assets of the Fund, and 0.05% over $500 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to LVIP Wellington Mid Cap Value Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.09% of the first $100 million of average daily net assets of the Fund. The Adviser has also contractually agreed to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.90% of the Funds average Daily net assets for the Standard Class (and 1.15% for the Service Class). Both agreements will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Sub-Advisers. As adviser, LIA is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LIA has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LIA provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
LVIP American Century Select Mid Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Baron Growth Opportunities Fund	BAMCO, Inc. 767 Fifth Avenue, 49th Floor New York, NY 10153
LVIP BlackRock Dividend Value Managed Volatility Fund	BlackRock Investment Management, LLC 55 E. 52nd Street New York, NY 10153
LVIP BlackRock Dividend Value Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP BlackRock Inflation Protected Bond Fund	BlackRock Financial Management, Inc. 55 E. 52nd Street New York, NY 10055
LVIP BlackRock Multi-Asset Income Fund	BlackRock Investment Management, LLC 55 E. 52nd Street New York, NY 10153
LVIP Blended Core Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210

Fund	Sub-Adviser
LVIP Blended Large Cap Growth Managed Volatility Fund	Goldman Sachs Asset Management, L.P. 200 West Street, 1st Floor New York, NY 10282
LVIP Blended Large Cap Growth Managed Volatility Fund	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
LVIP Blended Large Cap Growth Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Blended Mid Cap Managed Volatility Fund	Ivy Investment Management Company 6300 Lamar Avenue Shawnee Mission, KS 66201
LVIP Blended Mid Cap Managed Volatility Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP Blended Mid Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Clarion Global Real Estate Fund	CBRE Clarion Securities LLC 201 King of Prussia Road, Suite 600 Radnor, PA 19087
LVIP ClearBridge Large Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Delaware Bond Fund	Delaware Investments Fund Advisers 2005 Market Street Philadelphia, PA 19103
LVIP Delaware Diversified Floating Rate Fund	Delaware Investments Fund Advisers 2005 Market Street Philadelphia, PA 19103
LVIP Delaware Social Awareness Fund	Delaware Investments Fund Advisers 2005 Market Street Philadelphia, PA 19103
LVIP Delaware Special Opportunities Fund	Delaware Investments Fund Advisers 2005 Market Street Philadelphia, PA 19103
LVIP Dimensional International Core Equity Fund	Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746
LVIP Dimensional International Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Dimensional U.S. Core Equity 1 Fund	Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746
LVIP Dimensional U.S. Core Equity 2 Fund	Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746
LVIP Dimensional U.S. Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Templeton Investment Counsel, LLC 500 East Broward Boulevard, Suite 2100 Fort Lauderdale, FL 33394
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Franklin Advisory Services, LLC 55 Challenger Road, Suite 501 Ridgefield Park, NJ 07660

Fund	Sub-Adviser
LVIP Franklin Templeton Global Equity Managed Volatility Fund	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078
LVIP Franklin Templeton Global Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Franklin Templeton Multi-Asset Opportunities Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403
LVIP Franklin Templeton Value Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Global Income Fund	Mondrian Investment Partners Limited 10 Gresham Street London, United Kingdom EC2V7JD
LVIP Global Income Fund	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94404
LVIP Goldman Sachs Income Builder Fund	Goldman Sachs Asset Management, L.P. 200 West Street, 1st Floor New York, NY 10282
LVIP Government Money Market Fund	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Invesco Select Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP JPMorgan High Yield Fund	JPMorgan Investment Management, Inc. 270 Park Avenue New York, NY 10017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	JPMorgan Investment Management Inc. 270 Park Avenue New York, NY 10017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP Loomis Sayles Global Growth Fund	Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111
LVIP MFS International Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP MFS International Growth Fund	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
LVIP MFS Value Fund	Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199
LVIP Mondrian International Value Fund	Mondrian Investment Partners Limited. 10 Gresham Street, London, United Kingdom EC2V 7JD
LVIP Multi-Manager Global Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210

Fund	Sub-Adviser
LVIP PIMCO Low Duration Bond Fund	Pacific Investment Management Company, LLC 650 Newport Center Drive Newport Beach, CA 92660
LVIP Select Core Equity Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Bond Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Developed International 150 Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Emerging Markets 100 Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA International Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA International Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Large Cap 100 Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Large Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Mid-Cap Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA S&P 500 Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Short-Term Bond Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 022102111
LVIP SSGA Small-Cap Index Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA Small-Mid Cap 200 Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP SSGA SMID Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, MA 02210
LVIP T. Rowe Price Growth Stock Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
LVIP Wellington Capital Growth Fund	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
LVIP Wellington Mid-Cap Value Fund	Wellington Management Company LLP 280 Congress Street Boston, MA 02210
LVIP Western Asset Core Bond Fund	Western Asset Management Company 385 East Colorado Boulevard Pasadena, CA 91101

LIA pays each sub-adviser a monthly fee equal to a percentage of the average daily net assets of the portion of the Fund for which the sub-adviser provides investment sub-advisory services. The aggregate annual rates of the fees that LIA pays to a sub-adviser may vary according to the level of assets the sub-adviser manages. For the fiscal year ended December 31, 2017, LIA paid fees to each sub-adviser equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Century Select Mid Cap Managed Volatility Fund	0.06%
LVIP Baron Growth Opportunities Fund	0.46%
LVIP BlackRock Dividend Value Managed Volatility Fund	0.28%
LVIP BlackRock Inflation Protected Bond Fund	0.07%
LVIP Blended Core Equity Managed Volatility Fund	0.06%
LVIP Blended Large Cap Growth Managed Volatility Fund	0.32%
LVIP Blended Mid Cap Managed Volatility Fund	0.45%
LVIP Clarion Global Real Estate Fund	0.39%
LVIP ClearBridge Large Cap Managed Volatility Fund	0.06%
LVIP Delaware Bond Fund	0.11%
LVIP Delaware Diversified Floating Rate Fund	0.20%
LVIP Delaware Social Awareness Fund	0.20%
LVIP Delaware Special Opportunities Fund	0.20%
LVIP Dimensional International Core Equity Fund	0.31%
LVIP Dimensional International Equity Managed Volatility Fund	0.06%
LVIP Dimensional U.S. Core Equity 1 Fund	0.12%
LVIP Dimensional U.S. Core Equity 2 Fund	0.20%
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.06%
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.43%
LVIP Franklin Templeton Value Managed Volatility Fund	0.06%
LVIP Global Income Fund	0.28%
LVIP Goldman Sachs Income Builder Fund	0.40%
LVIP Government Money Market Fund	0.05%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	0.06%
LVIP Invesco Select Equity Managed Volatility Fund	0.06%
LVIP JPMorgan High Yield Fund	0.31%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.48%
LVIP MFS International Equity Managed Volatility Fund	0.06%
LVIP MFS International Growth Fund	0.40%
LVIP MFS Value Fund	0.32%
LVIP Mondrian International Value Fund	0.38%
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.06%
LVIP PIMCO Low Duration Bond Fund	0.22%
LVIP Select Core Equity Managed Volatility Fund	0.06%
LVIP SSGA Bond Index Fund	0.01%
LVIP SSGA Developed International 150 Fund	0.04%
LVIP SSGA Emerging Markets 100 Fund	0.05%
LVIP SSGA International Index Fund	0.03%
LVIP SSGA International Managed Volatility Fund	0.06%
LVIP SSGA Large Cap 100 Fund	0.02%
LVIP SSGA Large Cap Managed Volatility Fund	0.06%
LVIP SSGA Mid-Cap Index Fund	0.01%
LVIP SSGA S&P 500 Index Fund	0.01%
LVIP SSGA Small-Cap Index Fund	0.02%
LVIP SSGA Small-Mid Cap 200 Fund	0.05%
LVIP SSGA SMID Cap Managed Volatility Fund	0.06%
LVIP T. Rowe Price Growth Stock Fund	0.32%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.45%
LVIP Wellington Capital Growth Fund	0.40%

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP Wellington Mid-Cap Value Fund	0.50%
LVIP Western Asset Core Bond Fund	0.12%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LIA, not the Fund, pays all sub-advisory fees owed.
	2017	2016	2015
LVIP American Century Select Mid Cap Managed Volatility Fund	$ 199,551	$ 85,924	$ N/A
LVIP Baron Growth Opportunities Fund	2,587,983	2,496,676	2,877,786
LVIP BlackRock Dividend Value Managed Volatility Fund	3,438,709	2,693,789	2,604,474
LVIP BlackRock Inflation Protected Bond Fund	879,678	883,606	876,446
LVIP Blended Core Equity Managed Volatility Fund	157,740	78,364	N/A
LVIP Blended Large Cap Growth Managed Volatility Fund	2,551,664	2,279,452	1,753,807
LVIP Blended Mid Cap Managed Volatility Fund	2,397,083	1,571,241	1,174,058
LVIP Clarion Global Real Estate Fund	1,559,747	1,570,693	2,061,395
LVIP ClearBridge Large Cap Managed Volatility Fund	67,808	33,662	N/A
LVIP Delaware Bond Fund	7,250,863	7,980,075	8,824,793
LVIP Delaware Diversified Floating Rate Fund	1,669,652	1,586,747	2,337,559
LVIP Delaware Social Awareness Fund	1,418,843	1,368,315	1,536,686
LVIP Delaware Special Opportunities Fund	1,316,315	1,177,600	1,260,581
LVIP Dimensional International Core Equity Fund	611,737	552,641	529,971
LVIP Dimensional International Equity Managed Volatility Fund	200,801	110,685	N/A
LVIP Dimensional U.S. Core Equity 1 Fund	1,613,287	1,469,378	1,947,308
LVIP Dimensional U.S. Core Equity 2 Fund	859,597	610,814	540,930
LVIP Dimensional U.S. Equity Managed Volatility Fund	412,992	204,883	N/A
LVIP Franklin Templeton Global Equity Managed Volatility Fund	4,059,664	3,476,707	3,228,139
LVIP Franklin Templeton Multi-Asset Opportunities Fund	80	17,553	17,885
LVIP Franklin Templeton Value Managed Volatility Fund	190,306	97,596	N/A
LVIP Global Income Fund	2,927,231	2,891,397	3,607,433
LVIP Goldman Sachs Income Builder Fund	62,562	44,796	38,017
LVIP Government Money Market Fund	343,715	407,692	534,112
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	190,468	86,403	N/A
LVIP Invesco Select Equity Managed Volatility Fund	83,169	51,319	N/A
LVIP JPMorgan High Yield Fund	2,555,578	2,507,042	2,197,352
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	3,174,562	2,463,032	1,865,837
LVIP MFS International Equity Managed Volatility Fund	152,886	82,595	N/A
LVIP MFS International Growth Fund	5,199,443	4,852,366	4,600,935
LVIP MFS Value Fund	4,326,698	3,690,048	3,469,190
LVIP Mondrian International Value Fund	4,537,735	4,376,540	4,711,312
LVIP Multi-Manager Global Equity Managed Volatility Fund	32,273	16,432	N/A
LVIP PIMCO Low Duration Bond Fund	2,453,393	2,716,878	2,341,643
LVIP Select Core Equity Managed Volatility Fund	277,139	183,246	N/A
LVIP SSGA Bond Index Fund	448,352	481,014	590,857
LVIP SSGA Developed International 150 Fund	399,046	384,334	508,737
LVIP SSGA Emerging Markets 100 Fund	363,749	293,041	471,692
LVIP SSGA International Index Fund	862,222	863,610	1,072,084
LVIP SSGA International Managed Volatility Fund	244,221	54,387	N/A
LVIP SSGA Large Cap 100 Fund	283,502	290,868	454,909
LVIP SSGA Large Cap Managed Volatility Fund	205,080	101,461	N/A
LVIP SSGA Mid-Cap Index Fund	157,343	174,180	193,088
LVIP SSGA S&P 500 Index Fund	752,706	680,428	713,135
LVIP SSGA Small-Cap Index Fund	304,306	296,635	364,448

	2017	2016	2015
LVIP SSGA Small-Mid Cap 200 Fund	153,831	136,249	177,892
LVIP SSGA SMID Cap Managed Volatility Fund	211,432	99,009	N/A
LVIP T. Rowe Price Growth Stock Fund	3,909,536	3,334,972	2,417,195
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,387,549	3,023,697	2,810,699
LVIP Wellington Capital Growth Fund	1,916,373	1,797,363	1,878,763
LVIP Wellington Mid-Cap Value Fund	1,030,506	854,585	754,719
LVIP Western Asset Core Bond Fund	1,806,473	630,166 [1]	N/A
[1]	The Fund commenced operations on July 14, 2016.
BAMCO, Inc., a New York corporation, is a wholly-owned subsidiary of Baron Capital Group, Inc. (BCG). Mr. Ronald Baron, with his family, is the controlling stockholder of BCG and is BAMCO's chief investment officer.
BlackRock Advisors, LLC (“BlackRock Advisors”) is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock Advisors has been an investment advisor since 1999.
BlackRock Investment Management, LLC (“BlackRock”) is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock has been an investment advisor since 1999.
CBRE Clarion Securities LLC (“Clarion”), 201 King of Prussia Road, Suite 600, Radnor PA 19087, is a majority-owned subsidiary of CBRE Group. Clarion is the real estate securities management arm of CBRE Global Investors, Clarion's independently operated real estate investment management affiliate. Clarion and its predecessors have been engaged in the investment management business since 1992.
Delaware Investments Fund Advisers is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited. Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services (Macquarie). Macquarie Investment Management is the marketing name for MMHI and its subsidiaries.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
Dimensional Fund Advisors LP (“DFA”) was founded in April 1981. DFA is registered under the Investment Advisors Act of 1940 and began managing assets on behalf of institutional investors in December 1981. DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.
Franklin Advisers, Inc., a registered investment adviser and a California corporation, is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Franklin Advisory Services, LLC, a registered investment adviser and a Delaware limited liability company, is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Franklin Mutual Advisers, LLC, a registered investment adviser and a Delaware limited liability company, is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Franklin Templeton Institutional, LLC, a registered investment adviser and a Delaware limited liability company, is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation.
Goldman Sachs Asset Management L.P. is an indirect wholly-owned subsidiary of Goldman Sachs Group, Inc., a publicly traded entity.
Ivy Investment Management Company is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. Ivy and Waddell & Reed Financial, Inc. are located at 6300 Lamar Avenue, Overland Park, KS 66202.
JPMorgan Investment Management Inc. (“JPMorgan”). JPMorgan is a wholly-owned subsidiary of JPMorgan Asset Management Holding Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMorgan is located at 270 Park Avenue, New York, NY 10017.
K2/D&S Management Co., L.L.C. (“K2”). K2 is a registered investment adviser and has been in the investment management business since 1994. K2 is a majority-owned owned subsidiary of Franklin Resources, Inc. K2 is located at 300 Atlantic Street, 12th Floor, Stamford, CT 06901.
Loomis, Sayles & Company, L.P. is a limited partnership and is a subsidiary of Natixis Investment Managers, L.P. (formerly Natixis Global Asset Management, L.P.) (“Natixis LP”) owned by NGAM-NA. Natixis LP is part of Natixis Investment Managers (formerly

Natixis Global Asset Management), NGAM-NA is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising of two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Massachusetts Financial Services Company (“MFS”) is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services organization).
Mondrian Investment Partners Limited (“Mondrian”) is owned by its current management. Mondrian is registered as an investment adviser with the SEC and is regulated in the United Kingdom by the Financial Conduct Authority.
Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
SSGA Funds Management, Inc. (“SSGA FM”) is registered with the SEC as an investment adviser under the 1940 Act and is a wholly-owned subsidiary of State Street Global Advisor, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation.
Templeton Investment Counsel, LLC (“Templeton”) is a registered investment adviser and a Delaware Limited Liability Company. Templeton is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (Franklin), a Delaware corporation.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is one of the nation’s largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organization have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Western Asset Management Company (“Western Asset”) is a registered investment adviser and a California corporation with principal offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a Maryland corporation.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LIA ceases to be the Funds’ investment adviser.
In the prospectus and sales literature, the name Baron will be used with LVIP Baron Growth Opportunities Fund; BlackRock will be used with LVIP BlackRock Dividend Value Managed Volatility Fund and LVIP BlackRock Inflation Protected Bond Fund; Clarion will be used with LVIP Clarion Global Real Estate Fund; Delaware will be used with LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Delaware Social Awareness Fund and LVIP Delaware Special Opportunities Fund; Dimensional will be used with LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Dimensional U.S. Core Equity 2 Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP Dimensional International Core Equity Fund, and LVIP Dimensional International Equity Managed Volatility Fund. Franklin Templeton will be used with LVIP Franklin Templeton Multi-Asset Opportunities Fund and LVIP Global Income Fund; Goldman Sachs Asset Management L.P. (GSAM) will be used with LVIP Goldman Sachs Income Builder Fund; Ivy will be used with LVIP Blended Mid-Cap Managed Volatility Fund; JPMorgan will be used with LVIP JPMorgan High Yield Fund and LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund; Loomis, Sayles & Company (Loomis Sayles) will be used with LVIP Loomis Sayles Global Growth Fund, MFS will be used with LVIP MFS International Growth Fund, LVIP MFS International Equity Managed Volatility Fund and LVIP MFS Value Fund; Mondrian Investment Partners Limited will be used with LVIP Global Income Fund and LVIP Mondrian International Fund; PIMCO will be used with LVIP PIMCO Low Duration Bond Fund; SSGA Funds Management, Inc. (SSGA FM) will be used for LVIP SSGA Bond Index Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA International Index Fund, LVIP SSGA International Managed Volatility Fund, LVIP SSGA Large Cap 100 Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA Mid-Cap Index Fund, LVIP SSGA S&P 500 Index Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Small-Cap Index Fund, and LVIP Small-Mid Cap 200 Fund; T. Rowe Price will be used with LVIP T. Rowe Price Growth Stock Fund and LVIP T. Rowe Price Structured Mid-Cap Growth Fund; Templeton will be used with LVIP Franklin Templeton Global Equity Managed Volatility Fund; Wellington will be used with LVIP Wellington Capital Growth Fund and LVIP Wellington Mid-Cap Value Fund; and Western Asset will be used with LVIP Western Asset Core Bond Fund. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular Fund it advises or a change to the underlying fund of a particular fund. In addition, the Trust has licensed certain trademarks and the trade names of S&P and of S&P 500® Index and S&P MidCap 400® Index, which are determined, composed and calculated by S&P without regard to the LVIP SSGA Mid-Cap Index Fund or LVIP SSGA S&P 500 Index Fund. LIA has obtained a license to use the trademarks of MSCI® and EAFE® in connection with LVIP SSGA International Index Fund.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LIA or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2017.
Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
BAMCO, Inc.
Ron Baron
Registered Investment Companies	5	$ 9,287	0	$ 0
Other Pooled Investment Vehicles	3	$ 97.4	0	$ 0
Other Accounts	24	$ 621.8	0	$ 0
Neal Rosenberg
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	1	$ 59.6	0	$ 0
Other Accounts	3	$ 164.0	0	$ 0
BlackRock Financial Management, Inc.
Chris Allen
Registered Investment Companies	9	$ 5,610	0	$ 0
Other Pooled Investment Vehicles	16	$16,450	0	$ 0
Other Accounts	34	$20,700	2	$1,630
Akiva Dickstein
Registered Investment Companies	7	$ 7,470	0	$ 0
Other Pooled Investment Vehicles	14	$ 5,410	0	$ 0
Other Accounts	95	$45,900	2	$253.3
BlackRock Investment Management, LLC
Tony DeSpirito
Registered Investment Companies	10	$26,240	0	$ 0
Other Pooled Investment Vehicles	6	$ 2,380	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Alan Mason
Registered Investment Companies	401	$ 1.17 T	0	$ 0
Other Pooled Investment Vehicles	805	$674,400	0	$ 0
Other Accounts	574	$611,200	5	$6,090
Greg Savage
Registered Investment Companies	195	$771,400	0	$ 0
Other Pooled Investment Vehicles	85	$ 33,380	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Franco Tapia
Registered Investment Companies	9	$ 25,920	0	$ 0
Other Pooled Investment Vehicles	6	$ 2,380	0	$ 0
Other Accounts	0	$ 0	0	$ 0
David Zhao
Registered Investment Companies	9	$ 25,920	0	$ 0
Other Pooled Investment Vehicles	6	$ 2,380	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Rachel Aguirre
Registered Investment Companies	92	$125,000	0	$ 0
Other Pooled Investment Vehicles	142	$573,900	0	$ 0
Other Accounts	131	$541,700	0	$ 0
Creighton Jue
Registered Investment Companies	80	$111,900	0	$ 0
Other Pooled Investment Vehicles	61	$ 69,100	0	$ 0
Other Accounts	45	$ 33,940	2	$3,220
Justin Christofel
Registered Investment Companies	6	$ 17,250	0	$ 0
Other Pooled Investment Vehicles	7	$ 10,140	0	$ 0
Other Accounts	5	$ 2,880	0	$ 0
Michael Fredericks
Registered Investment Companies	5	$ 17,240	0	$ 0
Other Pooled Investment Vehicles	5	$ 8,940	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Alex Shingler
Registered Investment Companies	5	$ 17,240	0	$ 0
Other Pooled Investment Vehicles	2	$ 8,830	0	$ 0
Other Accounts	0	$ 0	0	$ 0
CBRE Clarion Securities LLC
T. Ritson Ferguson
Registered Investment Companies	12	$ 7,375	0	$ 0
Other Pooled Investment Vehicles	22	$ 2,509	0	$ 0
Other Accounts	44	$ 4,794	0	$ 0
Steven D. Burton
Registered Investment Companies	9	$ 6,057	0	$ 0
Other Pooled Investment Vehicles	15	$ 2,196	0	$ 0
Other Accounts	29	$ 3,087	0	$ 0
Joseph P. Smith
Registered Investment Companies	11	$ 7,306	0	$ 0
Other Pooled Investment Vehicles	17	$ 2,301	0	$ 0
Other Accounts	42	$ 4,370	0	$ 0

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Delaware Investments Fund Advisers
Christopher S. Adams, CFA
Registered Investment Companies	4	$ 4,277	0	$ 0
Other Pooled Investment Vehicles	1	$ 13.7	0	$ 0
Other Accounts	23	$ 1,284	1	$ 45.6
Christopher S. Beck, CFA
Registered Investment Companies	5	$ 7,034	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	5	$ 389.9	0	$ 0
Adam H. Brown, CFA
Registered Investment Companies	14	$17,609	0	$ 0
Other Pooled Investment Vehicles	3	$ 320.7	0	$ 0
Other Accounts	3	$ 853.7	0	$ 0
Steven G. Catricks, CFA
Registered Investment Companies	5	$ 7,034	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 228.3	0	$ 0
Roger A. Early, CPA, CFA
Registered Investment Companies	13	$20,833	0	$ 0
Other Pooled Investment Vehicles	3	$ 679.2	0	$ 0
Other Accounts	46	$ 6,921	0	$ 0
Paul Grillo, CFA
Registered Investment Companies	11	$18,921	0	$ 0
Other Pooled Investment Vehicles	8	$ 1,271	0	$ 0
Other Accounts	5	$ 760.9	0	$ 0
J. David Hillmeyer, CFA
Registered Investment Companies	10	$18,326	0	$ 0
Other Pooled Investment Vehicles	4	$ 576.0	0	$ 0
Other Accounts	11	$ 4,256	1	$1,746
Kent P. Madden, CFA
Registered Investment Companies	5	$ 5,797	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 203.7	0	$ 0
Kelley A. McKee, CFA
Registered Investment Companies	5	$ 7,034	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 228.3	0	$ 0
Francis X. Morris
Registered Investment Companies	6	$ 4,621	0	$ 0
Other Pooled Investment Vehicles	1	$ 13.7	0	$ 0
Other Accounts	23	$ 1,284	1	$ 45.6
Michael S. Morris, CFA
Registered Investment Companies	4	$ 4,277	0	$ 0
Other Pooled Investment Vehicles	1	$ 13.7	0	$ 0
Other Accounts	23	$ 1,284	1	$ 45.6
Donald G. Padilla, CFA
Registered Investment Companies	4	$ 4,277	0	$ 0
Other Pooled Investment Vehicles	1	$ 13.7	0	$ 0
Other Accounts	23	$ 1,284	1	$ 45.6

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
John P. McCarthy, CFA
Registered Investment Companies	15	$ 19,398	0	$ 0
Other Pooled Investment Vehicles	2	$ 318.6	0	$ 0
Other Accounts	3	$ 853.7	0	$ 0
David E. Reidinger
Registered Investment Companies	3 4	$ 4,277	0	$ 0
Other Pooled Investment Vehicles	12 1	$ 13.7	0	$ 0
Other Accounts	10 23	$ 1,284	1	$ 45.6
Brian M. Scotto
Registered Investment Companies	1	$ 874.6	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Michael G. Wildstein, CFA
Registered Investment Companies	4	$ 8,215	0	$ 0
Other Pooled Investment Vehicles	1	$ 1,774	0	$ 0
Other Accounts	23	$ 6,070	1	$ 1,791
Dimensional Fund Advisors LP
Joseph H. Chi, CFA
Registered Investment Companies	119	$ 396,833	0	$ 0
Other Pooled Investment Vehicles	19	$ 16,177	1	$ 219
Other Accounts	84	$ 33,073	6	$ 3,346
Jed S. Fogdall
Registered Investment Companies	119	$ 396,833	0	$ 0
Other Pooled Investment Vehicles	19	$ 16,177	1	$ 219
Other Accounts	84	$ 33,073	6	$ 3,346
Lukas Smart, CFA
Registered Investment Companies	35	$ 126,806	0	$ 0
Other Pooled Investment Vehicles	9	$ 2,368	0	$ 0
Other Accounts	10	$ 9,018	1	$49,947
Bhanu Singh
Registered Investment Companies	45	$ 193,916	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 156,138	0	$ 0
Allen Pu, PhD
Registered Investment Companies	48	$ 96,562	0	$ 0
Other Pooled Investment Vehicles	11	$ 7,534	0	$ 0
Other Accounts	12	$ 3,637	0	$ 0
Mary T. Phillips, CFA
Registered Investment Companies	460	$ 206,370	0	$ 0
Other Pooled Investment Vehicles	2	$ 2,040	0	$ 0
Other Accounts	1	$ 156	0	$ 0
Franklin Advisers, Inc.
Thomas A. Nelson, CFA
Registered Investment Companies	18	$11,154.1	0	$ 0
Other Pooled Investment Vehicles	7	$ 886.2	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Michael Hasenstab, PhD.
Registered Investment Companies	18	$54,422.5	0	$ 0
Other Pooled Investment Vehicles	43	$68,860.9	0	$ 0
Other Accounts	19	$ 5,772.4	0	$ 0

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Christine Zhu
Registered Investment Companies	7	$ 4,029.9	0	$ 0
Other Pooled Investment Vehicles	5	$ 5,103.5	0	$ 0
Other Accounts	8	$ 3,102.8	0	$ 0
Kent Burns, CFA
Registered Investment Companies	2	$ 5,518.7	0	$ 0
Other Pooled Investment Vehicles	2	$ 2,254.6	0	$ 0
Other Accounts	0	0	0	$ 0
Christopher Molumphy, CFA
Registered Investment Companies	9	$21,312.9	0	$ 0
Other Pooled Investment Vehicles	4	$ 2,341.4	0	$ 0
Other Accounts	5	$ 2.3	0	$ 0
Roger Bayston, CFA
Registered Investment Companies	15	$22,307.0	0	$ 0
Other Pooled Investment Vehicles	7	$ 3,207.5	0	$ 0
Other Accounts	1	$ 2,031.3	10	$ 0
Matthew Moberg, CPA
Registered Investment Companies	3	$ 4,591.3	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Rupert Johnson, Jr.
Registered Investment Companies	1	$ 4,476.6	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Franklin Advisory Services, Inc.
Donald Taylor, CPA
Registered Investment Companies	7	$22,393.3	0	$ 0
Other Pooled Investment Vehicles	3	$ 910.8	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Nicholas Getaz, CFA
Registered Investment Companies	3	$21,497.5	0	$ 0
Other Pooled Investment Vehicles	3	$ 910.8	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Franklin Mutual Advisers, LLC
Peter Langerman
Registered Investment Companies	7	$43,936.6	0	$ 0
Other Pooled Investment Vehicles	9	$ 2,567.3	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Timothy Rankin, CFA
Registered Investment Companies	3	$22,743.5	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,795.4	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Christian Correa, CFA
Registered Investment Companies	3	$26,572.6	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,795.4	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Goldman Sachs Asset Management, L.P.
Ronald Arons
Registered Investment Companies	14	$ 6,761	0	$ 0
Other Pooled Investment Vehicles	66	$ 24,958	0	$ 0
Other Accounts	666	$ 160,071	49	$23,428

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
David Beers
Registered Investment Companies	6	$ 8,345	0	$ 0
Other Pooled Investment Vehicles	79	$ 33,417	8	$6,834
Other Accounts	542	$ 96,160	16	$2,879
Charles “Brook” Dane
Registered Investment Companies	11	$ 5,377	0	$ 0
Other Pooled Investment Vehicles	2	$ 441	0	$ 0
Other Accounts	16	$ 1,117	0	$ 0
Dan Lochner
Registered Investment Companies	6	$ 1,481	0	$ 0
Other Pooled Investment Vehicles	2	$ 441	0	$ 0
Other Accounts	1	$ 450	0	$ 0
Collin Bell
Registered Investment Companies	3	$ 1,112	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Raymond Chan
Registered Investment Companies	11	$ 7,148	0	$ 0
Other Pooled Investment Vehicles	6	$ 2,459	0	$ 0
Other Accounts	4	$ 2,651	0	$ 0
Osman Ali, CFA
Registered Investment Companies	25	$ 14,159	0	$ 0
Other Pooled Investment Vehicles	38	$ 12,322	0	$ 0
Other Accounts	24	$ 6,765	0	$ 0
Len Ioffe, CFA
Registered Investment Companies	25	$ 14,159	0	$ 0
Other Pooled Investment Vehicles	38	$ 12,322	0	$ 0
Other Accounts	24	$ 6,765	0	$ 0
Dennis Walsh
Registered Investment Companies	15	$ 8,297	0	$ 0
Other Pooled Investment Vehicles	9	$ 3,314	0	$ 0
Other Accounts	6	$ 993	0	$ 0
Ivy Investment Management Company
Kimberly A. Scott, CFA
Registered Investment Companies	7	$ 5,709	0	$ 0
Other Pooled Investment Vehicles	1	$ 6,714	0	$ 0
Other Accounts	1	$102,250	0	$ 0
Nathan A. Brown, CFA
Registered Investment Companies	7	$ 5,709	0	$ 0
Other Pooled Investment Vehicles	1	$ 6,714	0	$ 0
Other Accounts	1	$102,250	0	$ 0
JPMorgan Investment Management Inc.
Jonathan K.L. Simon
Registered Investment Companies	19	$ 58,450	0	$ 0
Other Pooled Investment Vehicles	14	$ 12,616	0	$ 0
Other Accounts	68	$ 12,354	0	$ 0
Lawrence Playford, CPA, CFA
Registered Investment Companies	15	$ 41,103	0	$ 0
Other Pooled Investment Vehicles	3	$ 2,292	0	$ 0
Other Accounts	39	$ 3,492	0	$ 0

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Gloria Fu, CFA
Registered Investment Companies	13	$38,982	0	$ 0
Other Pooled Investment Vehicles	2	$ 2,192	0	$ 0
Other Accounts	34	$ 3,017	0	$ 0
William J. Morgan
Registered Investment Companies	11	$13,404	0	$ 0
Other Pooled Investment Vehicles	22	$ 9,646	1	$ 23
Other Accounts	9	$ 1,239	0	$ 0
James Shanahan
Registered Investment Companies	16	$46,434	0	$ 0
Other Pooled Investment Vehicles	22	$ 6,938	0	$ 0
Other Accounts	16	$ 2,884	1	$ 330
Dennis Ruhl, CFA
Registered Investment Companies	24	$16,433	0	$ 0
Other Pooled Investment Vehicles	11	$ 3,374	2	$ 1,329
Other Accounts	16	$ 1,673	0	$ 0
Phillip Hart, CFA
Registered Investment Companies	16	$ 9,342	0	$ 0
Other Pooled Investment Vehicles	3	$ 1,048	0	$ 0
Other Accounts	11	$ 1,380	0	$ 0
Jason Alonzo
Registered Investment Companies	7	$ 7,031	0	$ 0
Other Pooled Investment Vehicles	7	$ 1,077	1	$80,229
Other Accounts	5	$ 292	0	$ 0
Pavel Vaynshtok, CFA
Registered Investment Companies	6	$ 7,010	0	$ 0
Other Pooled Investment Vehicles	7	$ 1,077	1	$80,229
Other Accounts	5	$ 292	0	$ 0
Lincoln Investment Advisors Corporation
Maria Ma, CFA
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Jay Shearon
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Alex Zeng, PhD, CFA, CAIA
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Loomis, Sayles & Company, L.P.
Aziz V. Hamzaogullari, CFA
Registered Investment Companies	19	$22,832	0	$ 0
Other Pooled Investment Vehicles	12	$ 4,308	1	$ 667
Other Accounts	110	$16,833	0	$ 0
Massachusetts Financial Services Company
David Antonelli
Registered Investment Companies	8	$14,589	0	$ 0
Other Pooled Investment Vehicles	10	$ 4,650	0	$ 0
Other Accounts	25	$ 7,972	0	$ 0

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Kevin Dwan
Registered Investment Companies	4	$ 7,495	0	$ 0
Other Pooled Investment Vehicles	5	$ 3,653	0	$ 0
Other Accounts	11	$ 4,513	0	$ 0
Matthew Barrett
Registered Investment Companies	4	$ 7,495	0	$ 0
Other Pooled Investment Vehicles	6	$ 3,664	0	$ 0
Other Accounts	12	$ 5,823	0	$ 0
Nevin Chitkara
Registered Investment Companies	17	$76,232	0	$ 0
Other Pooled Investment Vehicles	8	$ 7,698	0	$ 0
Other Accounts	40	$23,616	0	$ 0
Steven Gorham
Registered Investment Companies	16	$76,190	0	$ 0
Other Pooled Investment Vehicles	8	$ 7,698	0	$ 0
Other Accounts	40	$23,616	0	$ 0
Mondrian Investment Partners Limited
Elizabeth Desmond
Registered Investment Companies	6	$ 3,138	0	$ 0
Other Pooled Investment Vehicles	7	$ 6,979	0	$ 0
Other Accounts	12	$ 3,214	1	$ 333
Melissa Platt
Registered Investment Companies	3	$ 1,120	0	$ 0
Other Pooled Investment Vehicles	6	$ 1,285	0	$ 0
Other Accounts	7	$ 4,479	0	$ 0
Nigel Bliss
Registered Investment Companies	6	$ 3,138	0	$ 0
Other Pooled Investment Vehicles	6	$ 7,212	0	$ 0
Other Accounts	11	$ 5,808	0	$ 0
David Wakefield
Registered Investment Companies	1	$ 84	0	$ 0
Other Pooled Investment Vehicles	4	$ 170	0	$ 0
Other Accounts	3	$ 1,308	0	$ 0
Matthew Day
Registered Investment Companies	1	$ 84	0	$ 0
Other Pooled Investment Vehicles	2	$ 145	0	$ 0
Other Accounts	2	$ 122	0	$ 0
Pacific Investment Management Company, LLC
Jerome M. Schneider
Registered Investment Companies	21	$80,875	0	$ 0
Other Pooled Investment Vehicles	9	$11,627	0	$ 0
Other Accounts	45	$35,950	1	$1,484
SSGA Funds Management, Inc. (Fixed Income Beta Solutions Group – Michael Brunell, Marc DiCosimo, Christopher DiStefano, Michael Przygoda)
Registered Investment Companies	30	$56,593	0	$ 0
Other Pooled Investment Vehicles	106	$63,823	0	$ 0
Other Accounts	155	$63,107	0	$ 0

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
SSGA Funds Management, Inc. (Global Equity Beta Solutions Group – Juan Acevedo, Amy Cheng, Thomas Coleman, Michael Feehily, Michael Finocchi, Dwayne Hancock, Lisa, Hobart, John Law, Keith Richardson, Karl Schneider, Amy Scofield, Daniel TenPas)

Registered Investment Companies	130	$ 539,087	0	$ 0
Other Pooled Investment Vehicles	278	$ 340,818	0	$ 0
Other Accounts	467	$ 300,509	0	$ 0
SSGA Funds Management, Inc. (Investment Solutions Group – Timothy Furbush, Lorne Johnson, Philip Lee, Michael Martel)
Registered Investment Companies	30	$ 9,608	0	$ 0
Other Pooled Investment Vehicles	139	$ 46,829	0	$ 0
Other Accounts	245	$ 46,116	6	$ 589
Templeton Investment Counsel, LLC
Peter Nori, CFA
Registered Investment Companies	11	$13,150.1	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,820.7	0	$ 0
Other Accounts	24	$ 6,218.2	0	$ 0
Matthew Nagle, CFA, CPA
Registered Investment Companies	4	$ 7,392.7	0	$ 0
Other Pooled Investment Vehicles	3	$ 646.1	0	$ 0
Other Accounts	15	$ 1,556.3	0	$ 0
Heather Waddell, CFA
Registered Investment Companies	4	$ 3,433.9	0	$ 0
Other Pooled Investment Vehicles	8	$ 1,774.7	0	$ 0
Other Accounts	24	$ 3,788.3	0	$ 0
T. Rowe Price Associates, Inc.
Joe Fath
Registered Investment Companies	11	$ 68,801	0	$ 0
Other Pooled Investment Vehicles	3	$ 9,642	0	$ 0
Other Accounts	8	$ 2,494	0	$ 0
Donald J. Peters
Registered Investment Companies	4	$ 2,231	0	$ 0
Other Pooled Investment Vehicles	1	$ 0	0	$ 0
Other Accounts	13	$ 2,212	0	$ 0
Donald J. Easley
Registered Investment Companies	3	$ 1,944	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	3	$ 102	0	$ 0
Jerome A. Clark
Registered Investment Companies	88	$ 182,210	0	$ 0
Other Pooled Investment Vehicles	41	$ 72,386	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Wyatt A. Lee
Registered Investment Companies	40	$ 171,859	0	$ 0
Other Pooled Investment Vehicles	35	$ 70,441	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Wellington Management Company LLP
James N. Mordy
Registered Investment Companies	8	$ 17,408	1	$13,979
Other Pooled Investment Vehicles	2	$ 544	0	$ 0
Other Accounts	7	$ 1,364	1	$ 27

Adviser/Sub-Adviser, Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Gregory J. Garabedian
Registered Investment Companies	1	$ 8.9	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Andrew J. Shilling, CFA
Registered Investment Companies	2	$ 3,313	2	$ 3,313
Other Pooled Investment Vehicles	6	$ 1,408	0	$ 0
Other Accounts	16	$ 3,680	0	$ 0
Mary L. Pryshlak, CFA
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	7	$ 58	0	$ 0
Other Accounts	32	$ 260	3	$ 48
Jonathan G. White, CFA
Registered Investment Companies	3	$ 1,695	0	$ 0
Other Pooled Investment Vehicles	7	$ 1,081	2	$ 555
Other Accounts	18	$ 2,880	2	$ 461
Mark Mandel, CFA
Registered Investment Companies	13	$ 6,129	1	$ 166
Other Pooled Investment Vehicles	28	$ 10,162	3	$ 4,558
Other Accounts	76	$ 29,496	15	$ 6,500
Western Asset Management Company
John L. Bellows
Registered Investment Companies	4	$ 978	0	$ 0
Other Pooled Investment Vehicles	4	$ 2,075	0	$ 0
Other Accounts	27	$ 6,043	1	$ 53
Carl L. Eichstaedt
Registered Investment Companies	18	$ 48,204	0	$ 0
Other Pooled Investment Vehicles	22	$ 11,862	0	$ 0
Other Accounts	149	$ 41,576	8	$ 5,477
S. Kenneth Leech
Registered Investment Companies	95	$148,209	0	$ 0
Other Pooled Investment Vehicles	264	$ 84,311	6	$ 1,725
Other Accounts	580	$193,653	31	$12,442
Mark S. Lindbloom
Registered Investment Companies	19	$ 51,088	0	$ 0
Other Pooled Investment Vehicles	20	$ 11,061	0	$ 0
Other Accounts	137	$ 34,500	7	$ 3,865
Frederick R. Maki
Registered Investment Companies	5	$ 4,261	0	$ 0
Other Pooled Investment Vehicles	4	$ 1,048	0	$ 0
Other Accounts	35	$ 12,184	4	$ 2,726
Julien A. Scholnick
Registered Investment Companies	12	$ 41,687	0	$ 0
Other Pooled Investment Vehicles	9	$ 3,225	0	$ 0
Other Accounts	43	$ 10,670	1	$ 139
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIA and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
The information below relates solely to the Fund(s) managed by the particular adviser or sub-adviser.
BAMCO, Inc. (BAMCO)
Conflicts of interest could arise in connection with managing the Fund along with other funds and the accounts of other clients of BAMCO and of clients of BAMCO’s affiliated investment adviser, Baron Capital Management, Inc. (BCM). Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the accounts of clients managed by BAMCO and its affiliate.
To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among the fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.
BAMCO believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers and portfolio performance dispersion review), disclosure of confidential information and employee trading.
BlackRock Financial Management, Inc., BlackRock Advisors, LLC, and BlackRock Investment Management, LLC (BlackRock)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
CBRE Clarion Securities LLC (Clarion)
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).
Delaware Investments Fund Advisers (DIFA)
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund, or the Funds may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account, or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Dimensional Fund Advisors LP
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Dimensional U.S. Core Equity 2 Fund, and LVIP Dimensional International Core Equity Fund, or collectively, “LVIP Dimensional Funds”), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the LVIP Dimensional Funds, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the LVIP Dimensional Funds. Actual or apparent conflicts of interest include:
Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the LVIP Dimensional Funds.
Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the LVIP Dimensional Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.
Broker Selection. With respect to securities transactions for the LVIP Dimensional Funds, Dimensional determines which broker to use to execute each order, consistent with Dimensional’s duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for LVIP Dimensional Funds and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the LVIP Dimensional Funds or the Account.
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to LVIP Dimensional Funds or other Accounts for which he or she has portfolio management responsibilities. Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, and Templeton Investment Counsel, LLC
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Goldman Sachs Asset Management, L.P.
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”) a bank holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to your Fund or limit your Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your Fund may directly and indirectly invest. Thus, it is likely that your Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. As manager of your Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with your Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from your Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of your Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your Fund. The results of your Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, your Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, your Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your Fund. Your Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by your Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend your Fund or who engage in transactions with or for your Fund.
Ivy Investment Management Company
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Ivy seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
•	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Ivy seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Ivy’s Allocation Procedures.
Ivy and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
JPMorgan Investment Management, Inc. (JPMorgan)
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Lincoln Investment Advisors Corporation (LIA)
LIA manages the Funds by investing at least 80% of all Fund assets in other mutual funds, including exchange-traded funds (collectively, underlying funds), through a structure known as “fund of funds.” Portfolio managers maintain an asset allocation strategy for each Fund and make investment decisions based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable. Differences in the investment strategies or restrictions among the Funds and other accounts may cause the portfolio managers to take action with respect to one Fund that differs from the action taken with respect to another Fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIA that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LIA receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIA or any affiliate of LIA.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIA does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIA seeks to manage competing interests for the time and attention of portfolio managers.
LIA has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIA’s Code of Ethics.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio manager. The portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles has adopted policies and procedures to mitigate the effects of these conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others.
Loomis Sayles has organized its business into two investment groups: the Fixed Income Group and the Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or sub-advised by Loomis Sayles also invest. If one of these funds and such other clients advised or sub-advised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or sub-advised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.
Massachusetts Financial Services Company (MFS)
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Mondrian Investment Partners Limited (Mondrian)
Mondrian Investment Partners Limited (Mondrian) has a fiduciary duty to its clients and as such must identify and take steps to mitigate potential conflicts of interest. A conflict of interest arises when Mondrian and/or its employees have a competing professional or personal interest which could affect their ability to act in the best interests of Mondrian's clients. A conflict could exist even if no unethical or improper act results from it. The UK regulator, the Financial Conduct Authority, requires regulated firms to identify conflicts of interest and establish, implement and maintain an effective written conflicts of interest policy. Mondrian is also registered with the SEC which has similar requirements for identification and management of conflicts of interest.
Mondrian maintains and operates various policies and procedures which are designed to prevent conflicts of interest materializing and damaging the interests of our clients. The purpose of this conflicts of interest policy is to outline Mondrian's approach to the identification, management, recording and where relevant, disclosure of conflict of interests.
Identifying Conflicts of Interest
For the purpose of identifying conflicts of interest that may arise in the course of providing a service to our clients, we have considered whether Mondrian or its employees are, directly or indirectly, likely to:
•	Make a financial gain, or avoid a financial loss, at the expense of the client;
•	Have an interest in the outcome of a service provided to a client or in a transaction carried out on behalf of the client, which is distinct from the client's interest in that outcome;
•	Have a financial or other incentive to favor the interest of one client or group of clients over the interest of another client or group of clients;
•	Receive from a person other than the client an inducement in relation to the service provided to the client, in the form of monies, goods or services, other than the standard fee for that service.
Monitoring of Compliance with Conflicts of Interest Procedures
Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified. Any conflicts arising are logged immediately in the Conflicts of Interest Register. Mondrian has written policies and procedures addressing each conflict identified in the Register. These policies and procedures are designed to manage the potential conflict so that the interests of clients are always put ahead of Mondrian or its employees. Where a conflict has arisen, steps are taken to ensure that the conflict either does not arise again or its properly managed so that the client interests remain paramount. These details are also recorded in the Register.
Mondrian's Compliance Monitoring Program incorporates periodic reviews of all areas where conflicts of interest might arise. Any apparent violations of the procedures designed to manage conflicts are investigated and reported to the Chief Compliance Officer, who will determine any action necessary.
Any material matters would be reported to senior management and the Mondrian Compliance Committee and, where required, any relevant regulator.
Disclosure of Potential Conflicts of Interest
Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities:
•	Access to non-public information
•	Allocation of investment opportunities
•	Allocation of IPO opportunities
•	“Cherry picking” (inappropriate attempts to improve the appearance of a portfolio)
•	Dealing in investments as agent for more than one party
•	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and Alpha Funds
•	Directorships and external business arrangements
•	Dual agency

•	Employee compensation
•	Employee personal account dealing
•	Gifts and entertainment
•	Investment in shares issued by companies who are clients of Mondrian.
•	Management of investment capability
•	Performance fees
•	Portfolio holdings disclosure
•	Portfolio pumping
•	Pricing and valuation
•	Proxy voting
•	Relationships with consultants
•	“Step out trades” (where a broker shares commission with a third party)
•	Transactions with affiliated brokers
•	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)
Mondrian has separately documented policies and procedures in place to address each of these potential conflicts of interest.
Pacific Investment Management Company, LLC (PIMCO)
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain Fund) that invest in the Fund in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. The Fund or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.
SSGA Funds Management, Inc. (SSGA FM)
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.
SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio managers at T. Rowe Price may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio manager’s compensation is determined in the same manner with respect to all portfolio managed by the portfolio manager.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
UBS Asset Management (Americas) Inc. (UBS AM)
The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.
UBS Group AG is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS Group AG (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.
UBS AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS Group AG has an interest as described in this paragraph.
From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS Group AG, UBS AM may compensate and UBS Group AG may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.
Transactions undertaken by UBS Group AG or client accounts managed by UBS Group AG (“Client Accounts”) may adversely impact the Fund. UBS Group AG and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.
UBS AM and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM’s personnel also provide research and trading support to personnel of certain advisory affiliates.  Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM’s clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.
While we select brokers primarily on the basis of the execution capabilities, UBS AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.
Wellington Management Company LLP (Wellington Management)
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's manager listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. A Portfolio Manager may also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.
Western Asset Management Company
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2017, no portfolio manager of any Fund beneficially owned shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LIA, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2015, 2016, and 2017, LFD received $136,933,533, $140,988,766, and $154,619,140, respectively, in compensation from the Trust.

Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LIA and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2015, 2016 and 2017, the Trust paid Lincoln Life $7,896,768, $9,894,374, and $10,085,475, respectively, in administrative services fees.
Beginning May 1, 2017, the Trust has agreed to compensate Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal year ended December 31, 2017, the Trust paid Lincoln Life $17,230,604 in contractholder servicing and corporate-level services fees.
Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2017.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with The Bank of New York Mellon (“BNYM”), effective January 1, 2014, pursuant to which BNYM provides certain accounting services for the Funds. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of each Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays BNYM either an annual fee of $30,000 or an asset based fee, plus certain out-of-pocket expenses.
For fiscal years ended December 31, 2015, 2016 and 2017, the Trust paid BNYM an annual fee of $9,356,409 (representing 0.0118% of the average daily net assets of the Trust), $9,496,610 (representing 0.0117% of the average daily net assets of the Trust), and $10,029,254 (representing 0.0115% of the average daily net assets of the Trust), respectively.
Code of Ethics
The Trust, LIA and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LIA who regularly have access to information about securities purchase for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 94 Funds organized as separate series of shares. The Agreement and Declaration of

Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 2, 2018, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
As of April 2, 2018, the Trust's funds of funds listed below held 5% or more (or 25% or more) of an Underlying Fund's outstanding shares.

25% Plus Record Holders
Fund and Shareholder	Total Share Ownership
LVIP Clarion Global Real Estate Fund
LVIP Global Growth Allocation Managed Risk Fund	45.13%

LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund	72.91%
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund	86.45%
LVIP JPMorgan High Yield Fund
LVIP Global Growth Allocation Managed Risk Fund	29.48%
LVIP MFS International Growth Fund
LVIP Global Growth Allocation Managed Risk Fund	35.96%
LVIP Global Moderate Allocation Managed Risk Fund	27.11%
LVIP SSGA Developed International 150 Fund
LVIP Global Growth Allocation Managed Risk Fund	27.24%
LVIP SSGA International Index Fund
LVIP Global Growth Allocation Managed Risk Fund	34.36%
LVIP SSGA Mid-Cap Index Fund
LVIP Global Growth Allocation Managed Risk Fund	49.82%
LVIP Western Asset Core Bond Fund
LVIP Global Growth Allocation Managed Risk Fund	38.78%
LVIP Global Moderate Allocation Managed Risk Fund	41.29%
5% Plus Record Holders
Fund - Share Class / Shareholder	Share Ownership
LVIP Baron Growth Opportunities Fund – Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund	70.67%
LVIP BlackRock Inflation Protected Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	10.78%
LVIP Global Growth Allocation Managed Risk Fund	27.25%
LVIP Global Moderate Allocation Managed Risk Fund	44.33%
LVIP Clarion Global Real Estate Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	59.83%
LVIP Global Moderate Allocation Managed Risk Fund	7.27%
LVIP U.S. Growth Allocation Managed Risk Fund	5.88%
LVIP Delaware Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	9.28%
LVIP Global Growth Allocation Managed Risk Fund	28.69%
LVIP Global Moderate Allocation Managed Risk Fund	29.39%
LVIP Dimensional International Core Equity Fund – Standard Class
LVIP Dimensional International Equity Managed Volatility Fund	89.91%
LVIP Dimensional U.S. Core Equity 2 Fund – Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund	94.53%
LVIP Global Income Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	6.98%
LVIP Global Growth Allocation Managed Risk Fund	45.55%
LVIP Global Moderate Allocation Managed Risk Fund	36.97%

Fund - Share Class / Shareholder	Share Ownership
LVIP Government Money Market Fund – Standard Class
LVIP American Preservation Fund	5.92%
LVIP JPMorgan High Yield Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	7.40%
LVIP Global Growth Allocation Managed Risk Fund	40.17%
LVIP Global Moderate Allocation Managed Risk Fund	26.09%
LVIP MFS International Growth Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	41.22%
LVIP Global Moderate Allocation Managed Risk Fund	31.07%
LVIP MFS International Equity Managed Volatility Fund	17.07%
LVIP MFS Value Fund – Standard Class
LVIP MFS International Equity Managed Volatility Fund	6.71%
LVIP U.S. Growth Allocation Managed Risk Fund	30.22%
LVIP Mondrian International Value Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	32.25%
LVIP Global Moderate Allocation Managed Risk Fund	26.42%
LVIP PIMCO Low Duration Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	12.01%
LVIP Global Growth Allocation Managed Risk Fund	39.02%
LVIP Global Moderate Allocation Managed Risk Fund	42.20%
LVIP U.S. Growth Allocation Managed Risk Fund	5.65%
LVIP SSGA Bond Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	12.50%
LVIP Global Moderate Allocation Managed Risk Fund	18.59%
LVIP SSGA Conservative Structured Allocation Fund	5.17%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	6.81%
LVIP SSGA Moderate Index Allocation Fund	5.76%
LVIP SSGA Moderate Structured Allocation Fund	13.92%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	7.00%
LVIP SSGA Developed International 150 Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	32.52%
LVIP Global Moderate Allocation Managed Risk Fund	22.93%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	11.23%
LVIP SSGA Moderate Structured Allocation Fund	10.86%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	7.21%
LVIP SSGA Emerging Markets 100 Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	30.21%
LVIP Global Moderate Allocation Managed Risk Fund	23.83%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	6.28%
LVIP SSGA Moderate Structured Allocation Fund	9.08%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	9.13%
LVIP SSGA International Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	38.49%
LVIP Global Moderate Allocation Managed Risk Fund	17.04%
LVIP SSGA International Managed Volatility Fund	15.55%
LVIP SSGA Large Cap 100 Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	30.56%
LVIP Global Moderate Allocation Managed Risk Fund	24.11%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	13.66%
LVIP SSGA Moderate Structured Allocation Fund	12.24%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	8.00%

Fund - Share Class / Shareholder	Share Ownership
LVIP SSGA Mid Cap Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	52.29%
LVIP Global Moderate Allocation Managed Risk Fund	16.49%
LVIP SSGA SMID Cap Managed Volatility Fund	9.16%
LVIP SSGA Small-Cap Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	26.07%
LVIP Global Moderate Allocation Managed Risk Fund	24.71%
LVIP SSGA SMID Cap Managed Volatility Fund	18.21%
LVIP SSGA Small Mid-Cap 200 Fund – Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	21.37%
LVIP SSGA Moderate Structured Allocation Fund	12.37%
LVIP SSGA Moderately Aggressive Structured Allocation Fund	9.95%
LVIP U.S. Growth Allocation Managed Risk Fund	19.71%
LVIP SSGA S&P 500 Index Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	29.41%
LVIP Global Moderate Allocation Managed Risk Fund	19.89%
LVIP SSGA Large Cap Managed Volatility Fund	6.28%
LVIP T. Rowe Price Growth Stock Fund – Standard Class
LVIP Global Moderate Allocation Managed Risk Fund	29.73%
LVIP Global Growth Allocation Managed Risk Fund	23.61%
LVIP U.S. Growth Allocation Managed Risk Fund	16.14%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund – Standard Class
LVIP Global Growth Allocation Managed Risk Fund	14.91%
LVIP Global Moderate Allocation Managed Risk Fund	23.53%
LVIP U.S. Growth Allocation Managed Risk Fund	8.08%
LVIP Wellington Mid-Cap Value Fund – Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund	46.93%
LVIP Western Asset Core Bond Fund – Standard Class
LVIP Global Conservative Allocation Managed Risk Fund	13.28%
LVIP Global Growth Allocation Managed Risk Fund	40.24%
LVIP Global Moderate Allocation Managed Risk Fund	42.84%
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (Plan Fee) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.35% for the Service Class shares of the following Funds: LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP Blended Core Equity Managed Volatility Fund, LVIP Delaware Bond Fund, LVIP Delaware Social Awareness Fund, LVIP Delaware Special Opportunities Fund, LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Franklin Templeton Value Managed Volatility Fund, LVIP Invesco Diversified Equity-Income Managed Volatility Fund, LVIP Invesco Select Equity Managed Volatility Fund, LVIP Loomis Sayles Global Growth Fund, LVIP Multi-Manager Global Equity Managed

Volatility Fund, and LVIP Select Core Equity Managed Volatility Portfolio. The Plan Fee for Service Class shares of all other Funds is 0.25%. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2017, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $154,619,140.
Revenue Sharing
LIA and its affiliates, including LFD, and/or each Fund's sub-adviser may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the Funds or the sub-advisory fees the sub-advisers receive from LIA, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.

Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Volatility Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the managed volatility strategy, to the annuity pricing group and market risk management group within Lincoln Life, LIA’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Volatility Funds and Lincoln Life, but does not engage in any trading activities.  The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties to make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Morningstar and Lipper, Factset Research Systems, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., BarraOne/MSCI Barra, Barclays Capital, BlackRock Aladdin, Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, Hedgemark, MoneyMate and Barclays Capital Point, Markit/Wall Street Office provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as OMEGO LLC, Infinit Outsourcing, Inc., Limited, Cogent Consulting, and Abel Noser provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Bank of New York Mellon, Brown Brothers Harriman & Co., State Street Bank and Trust Company, State Street Investment Manager Solutions, provided generally on a daily basis for the purpose of providing operational functions including Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers, trading services providers, custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. Shares of the Funds may also be purchased by the Trust's funds of funds, which invest their assets in other mutual funds. The offering price of a Fund’s shares is equal to its net asset value per share.
If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh, Pennsylvania 15258.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, review the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
The audited financial statements and the reports for the year ended December 31, 2017, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Each Fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a Fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies (the Income Requirement).
Any Fund that will close or liquidate would expect to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.

Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Long-Term Credit Ratings
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Short-Term Credit Ratings
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects

Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Appendix B — Proxy Voting Policies and Procedures
Lincoln Investment Advisors Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Investment Advisors Corporation (“LIAC”).
LIAC has adopted these Policies and Procedures to govern LIAC’s implementation of proxy voting for LIAC’s clients, which include the Lincoln Funds.
II. Policies
LIAC shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LIAC believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LIAC votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LIAC will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•	Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LIAC may invest directly in equity and fixed income securities, and other types of investments. LIAC will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LIAC will vote proxies in the Client’s best interests, as determined by LIAC. In making such determination, LIAC may rely on analysis from proxy voting consultants or third-party proxy voting services. LIAC will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LIAC may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LIAC advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LIAC shall review each sub-adviser’s proxy voting policies and procedures as follows:
•	Before a sub-adviser is retained, LIAC’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•	Each quarter, LIAC’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LIAC’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•	During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LIAC reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.

C. Funds of Funds
LIAC advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LIAC shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LIAC shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LIAC advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LIAC identifies a potential material conflict of interest between: a Client and LIAC, or any LIAC-affiliated entity, LIAC will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LIAC. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LIAC shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LIAC will disclose how Clients may obtain information about how LIAC voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LIAC shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)	Proxy Voting Policies and Procedures;
(b)	Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);

(c)	A copy of any document that LIAC, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)	A copy of each written request from a Client, and any response to the Client, for information on how LIAC voted the Client’s proxies.
BAMCO, Inc.
Baron Capital Management, Inc.
Proxy Voting Policies and Procedures
Baron Capital Management, Inc. and BAMCO, Inc. (each an “Adviser” and collectively referred to as the “Advisers” or as “we” below) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in order to fulfill our fiduciary duty to vote client proxies in the best interest of our clients. The Policies and Procedures are intended to comply with the standards set forth in Rule 206(4)-6 under the Investment Advisers Act of 1940 and apply to client accounts for which we have authority to vote proxies.
In general, it is our policy in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients. To ensure consistency in voting proxies on behalf of our clients, we utilize the guidelines set forth in our Proxy Voting Guidelines. The Adviser reviews research provided by Institutional Shareholder Services (“ISS”), however, the Adviser does not vote proxies based on ISS’ recommendations.
The Advisers use guidelines that are reviewed quarterly by the Proxy Review Committee established by the Advisers. The Proxy Review Committee addresses all questions relating to the Advisers’ Proxy Voting Guidelines, which may include:
1.	a general review of proposals being put forth at shareholder meetings of portfolio companies;
2.	adopting changes to the Proxy Voting Guidelines
3.	determining whether matters present material conflicts of interest;
4.	determining how to vote matters for which specific direction has not been provided in the Proxy Voting Guidelines (i.e., “case by case” matters); and
5.	reviewing instances in which the Advisers have voted against the Proxy Voting Guidelines.
If a portfolio manager wishes to recommend voting against the Proxy Voting Guidelines, he or his designee must provide the rationale for that request to the general Counsel in writing. The President, in consultation with the General Counsel, will make the final decision with respect to how the matter will be voted.
In providing investment advisory services to our clients, we try to avoid material conflicts of interest. However, a material conflict of interest may arise in cases where:
(i)	we mange assets or administer employee benefit plans for companies whose management is soliciting proxies;
(ii)	we manage money for an employee group who is the proponent of a proxy proposal;
(iii)	we have a personal relationship with participants in a proxy solicitation or a director or candidate for director of one of our portfolio companies; or
(iv)	we otherwise have a personal interest in the outcome in a particular proxy vote.
The categories above are not exhaustive and the determination of whether a material conflict exists depends on all of the facts and circumstances of the particular situation. If it is determined that there is a material conflict of interest between the interests of the Advisers’ and the interests of a client, the Proxy Review Committee will review the matter and may either (i) request that the client consent to the Advisers’ vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.
We acknowledge that, the authority to vote proxies is part of our fiduciary duty to our clients. There may be cases in which the cost of doing so would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. Voting proxies of non-US companies located in certain jurisdictions, particularly in emerging markets, may involve a number of logistical issues that may negatively affect the Advisers’ ability to vote such proxies. Accordingly, the Advisers will not vote client proxies if the Advisers determine that the costs associated with a vote outweigh the benefits to the clients.
Client Disclosure
The Policies and Procedures are available online at www.BaronFunds.com.

Clients of Baron Capital Management, Inc. and BAMCO, Inc. can obtain a report of how their respective proxies were voted by sending a written request to the Legal Department.
BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
PROXY VOTING GUIDELINES FOR U.S. SECURITIES
These guidelines should be read in conjunction with BlackRock’s Investment Stewardship Global Corporate Governance and Engagement Principles, which are available on-line at .
Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting guidelines
These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
Boards and directors
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Director independence
We expect that a board should be majority independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent.
Our view of independence may vary slightly from listing standards — we are typically more stringent when evaluating the independence of founders, family members, and other business relationships.
In particular, common impediments to independence in the U.S. include may include:
•	Employment by the company or a subsidiary as a senior executive within the past five years
•	Status as a founder of the company
•	Substantial business or personal relationships with the company or the company’s senior executives
•	Family relationships with senior executives or founders of the company
•	An equity ownership in the company in excess of 20%
We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. As such, we will typically support proposals requesting board de-classification.
Without a voting mechanism to immediately address concerns of a specific director, we may be choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include, the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interest of shareholders, as it ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to align their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/ or shifts in the business and related risk environment.
Separation of chairman and CEO positions
We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/ CEO model, we generally support the designation of a lead independent director if he/ she has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair/ CEO.

Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change, and receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, asset sales, and other special transactions
BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses such as:

•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational and/ or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders;
•	An evaluation of whether management attempted to maximize shareholder value in the triggering event;
•	The percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;
•	Whether excessively large excise tax gross up payments are part of the payout;
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case by case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Social, ethical and environmental issues
See “Stewardship Global Corporate Governance and Engagement Principles.”
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/ or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/ articles/ by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend by-laws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
CBRE Clarion Securities LLC
PROXY VOTING POLICY AND PROCEDURES
Policy
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this policy and procedures.
For the accounts over which CBRE Clarion maintains proxy voting authority, CBRE Clarion will vote proxies in accordance with its proxy voting guidelines. CBRE Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process established with the proxy voting administrator. Otherwise, CBRE Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of CBRE Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), CBRE Clarion does not anticipate any confusion on the part of its clients in this respect.
Procedures and Controls
Proxy Voting Process and Administration
CBRE Clarion has engaged ISS to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of ISS and CBRE Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for CBRE Clarion clients. On a daily basis, CBRE Clarion provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority.
CBRE Clarion established its own proxy voting guidelines based on a template provided by ISS. Proxy voting guidelines are reviewed and approved by Senior Global Portfolio Managers and/or designated senior members of the Investment Team initially and annually thereafter. The approved proxy voting guidelines are provided to ISS to facilitate processing proxy voting.
Voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion Securities Operations group reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the Securities Operations team will forward the ballot to the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE Clarion subscribes. The Portfolio Manager or Investment Analyst determines the voting decision and communicates the vote to the Securities Operations group. If the voting decision is in contravention of the CBRE Clarion proxy voting guidelines, the Portfolio Manager or Investment Analyst’s decision must be approved by a Senior Global Portfolio Manager or a designated senior member of the Investment Team. Specifically, the Portfolio Manager or Investment Analyst must complete a Proxy Voting Form explaining the rationale for voting against the established guidelines. The Proxy Voting Form is reviewed by a Senior Global Portfolio Manager or a designated senior member of the Investment Team and the Chief Compliance Officer (or senior member of the Compliance Team), evidenced by signature.
Conflicts of Interest
CBRE Clarion will identify any conflicts that exist between the interests of CBRE Clarion (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE Clarion obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe of real estate securities, such as serving as board members or executive officers of an issuer, to confirm that employees do not have personal interests in transactions, holdings, or proxy matters.

Additionally, CBRE Clarion will consider the conflicts associated with any ballot which identifies a relationship to CBRE Global Investors or another affiliate within CBRE Group. Lastly, CBRE Clarion will consider any ballot which relates to a client of CBRE Clarion as a potential conflict of interest.
If a material conflict is identified for a particular ballot, CBRE Clarion will refer the ballot and conflict to the CBRE Clarion Risk & Control Committee for review. In such situations, CBRE Clarion will generally defer the vote either to the recommendation provided by ISS (not based on the CBRE Clarion guidelines) or to the affected client(s) so that the client may determine its voting decision.
Proxy Voting Records
Except as otherwise noted, the proxy voting process is coordinated by the Securities Operations group. Compliance is responsible for oversight of and testing of the process. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request. CBRE Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include:
(1)	copies of the proxy voting policies and procedures and any amendments thereto,
(2)	a copy of any document CBRE Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and
(3)	a copy of each written client request for information on how CBRE Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how CBRE Clarion voted its proxies.
Clients may contact the Compliance Department at (610) 995-2500 to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about:
(1)	the name of the issuer,
(2)	the proposal voted upon, and
(3)	how CBRE Clarion voted the client's proxy.
Delaware Investments Fund Advisers
If and when proxies need to be voted on behalf of the Fund, Delaware Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of Vestar Capital Partners to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.
The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.
The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.
Dimensional Fund Advisors LP
Proxy Voting Policies and Procedures
Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), Dimensional LLP (“DFA LLP”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFA LLP, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
This Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.
The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g. entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned for voting. Each Advisor does intend to recall securities on loan if, based upon information in an the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures2. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
[1]	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1.81 FR 95883 (December 29, 2016).
[2]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries, the Advisor will presume, in making its determinations, that the costs incurred by the client for voting those proxies are similar to those incurred by voting for a Dimensional Investment Company.
Conflicts of Interest
Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients, for which it has voting authority, how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client's request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Franklin Templeton Institutional, LLC
Templeton Investment Counsel, LLC
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, and Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) have delegated their administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibilities to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, Investment Manager has a supplemental subscription to Egan Jones Proxy Services (“Egan Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of Investment Manager's ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service (Franklin Advisers, Inc. Only)
The Franklin LibertyQ exchange traded funds (“ETFs”) of the Franklin Templeton ETF Trust, seek to track a particular securities index. As a result, each Franklin LibertyQ ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in a Franklin LibertyQ ETF’s investment p ortfolio is whether such security is a representative component of the securities index that the Franklin LibertyQ ETF is seeking to track, the ETFs do not require the same level of fundamental security research and analyst coverage that an actively-managed portfolio would require. Accordingly, in light of the high number of positions held by a Franklin LibertyQ ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the Franklin LibertyQ ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by a Franklin LibertyQ ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Manager.
The Investment Manager, however, will retain the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of a Franklin LibertyQ ETF and its shareholders.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of Investment Manager or its affiliates;
2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;[2]
3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]
4.	The issuer is a significant executing broker dealer;[4]
5.	An Access Person[5] of Investment Manager or its affiliates also serves as a director or officer of the issuer;
6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or
7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
[1]	For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
[2]	The top 50 vendors will be considered to present a potential conflict of interest.

[3]	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV) in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social, or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes Investment Manager’s approach to consideration of environmental, social and governance issues within Investment Manager’s processes and ownership practices.
In Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number intentions of the shareholder proponent, company performance, and shareholder base.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non-U.S. jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of an open-ended collective investment scheme formed as a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:
1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.
*	Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
As of January 5, 2015
Goldman Sachs Asset Management (“GSAM”*)
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS
A. Objective
GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.
B. Guiding Principles
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
GSAM periodically reviews this Policy, including our use of the GSAM Guidelines (as defined below), to ensure it continues to be consistent with our guiding principles.
C. Implementation and the Proxy Voting Process
Public Equity Investments
To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Implementation by GSAM Portfolio Management Teams
General Overview
GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (the “Proxy Service”)1 to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.
GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.
A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote for that particular company.
Fundamental Equity and GS Investment Strategies Portfolio Management Teams
The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Potential Limitations on GSAM’s Ability to Vote Proxies
In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.
From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) meeting notices received too late; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
Use of a Proxy Service
As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed under this Policy and provides assistance in the development and maintenance of the GSAM Guidelines.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
Alternative Investment and Manager Selection (“AIMS”) and
Externally Managed Strategies
Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.
D. Conflicts of Interest
Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.
*	For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:
Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Dwight Asset Management Company LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.
[1]	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services.
Ivy Investment Management Company
PROXY VOTING POLICY
The Funds have delegated all proxy voting responsibilities to Ivy. Ivy has established guidelines that reflect what it believes are desirable principles of corporate governance.
Listed below are several reoccurring issues and Ivy’s corresponding positions.

Board of Directors Issues:
Ivy generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.
Ivy generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
Ivy generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. Ivy will support such protection so long as it does not exceed reasonable standards.
Ivy generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
Ivy generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
Ivy generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
Ivy generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
Ivy generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
Ivy generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
Ivy generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
Ivy generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.
Conflicts of Interest Between Ivy and the Funds:
Ivy will use the following three-step process to address conflicts of interest: (1) Ivy will attempt to identify any potential conflicts of interest; (2) Ivy will then determine if the conflict as identified is material; and (3) Ivy will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
(1) Identifying Conflicts of Interest: Ivy will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. Ivy will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:
•	Business Relationships – Ivy will review any situation for a material conflict where Ivy provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Ivy (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Ivy to vote in favor of management.
•	Personal Relationships – Ivy will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
•	Familial Relationships – Ivy will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.
Ivy will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: Ivy will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Ivy will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.
(3) Procedures to Address Material Conflicts: Ivy will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”
•	Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, Ivy will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
•	Client directed – If the Material Conflict arises from Ivy’s management of a third party account and the client provides voting instructions on a particular vote, Ivy will vote according to the directions provided by the client.
•	Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, Ivy may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and Ivy chooses to use a predetermined voting policy, Ivy will not be permitted to vary from the established voting policies established herein.
•	Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, Ivy may seek guidance from the Board on matters involving a conflict. Under this method, Ivy will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. Ivy may use the Board guidance to vote proxies for its non-mutual fund clients.
JPMorgan Investment Management, Inc.
PROXY VOTING PROCEDURES AND GUIDELINES
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
•	JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•	JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•	JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•	JPMIM will generally vote against anti-takeover devices.
•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) unilaterally adopt a litigation fee-shifting by-law without shareholder approval; (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or (g) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights.

•	JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•	JPMIM votes against proposals for a super-majority vote to approve a merger.
•	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•	JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
•	JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•	JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.
•	JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.
•	JPMIM generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, JPMIM supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•	In evaluating how to vote environmental proposals, key considerations may include but are not limited to issuer considerations such as asset profile of the company, including whether it is exposed to potentially secularly potentially declining demand for the company’s products or services due to environmental considerations; cash deployment; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. JPMIM may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•	With regard to social issues, among other factors, JPMIM considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
Loomis, Sayles & Company, L.P.
Proxy Voting Policies and Procedures
The Loomis, Sayles & Company, L.P. (“Loomis Sayles”) Board has adopted Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Fund. Under the Procedures, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders.
Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of a Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are sub-advised by Loomis Sayles in a prudent manner in accordance with the Procedures. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders generally are voted “for” and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders generally are voted “against.” Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. Upon request for reasonable periodic review, Loomis Sayles shall make available to the Fund, or the Advisor, the Fund’s administrator, the records and information maintained by Loomis Sayles under the Procedures.
Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles generally will follow its express policy with input from Glass Lewis unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the Fund’s best interests are served by voting otherwise.
All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund sub-advised by Loomis Sayles holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.
The specific responsibilities of the Proxy Committee include, (1) developing, authorizing, implementing and updating Loomis Sayles’ Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general; (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration and consultation with the portfolio managers and analysts for a Fund sub-advised by Loomis Sayles holding the security when necessary or appropriate; (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with a Fund’s best interest; and (4) engagement and oversight of third-party vendors, such as Proxy Voting Services, including:
(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest.
(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients.
(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.
Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles generally will consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.
Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) unsupervised securities – where the firm does not have a basis on which to offer advice, 5) where the firm may abstain from voting when, in a good faith determination, the costs involved to vote a proxy cannot be justified (e.g., total holdings less than 10,000 shares, cost of translations, etc.), 6) a security is out on loan, or 7) securities not held on meeting date (including securities held on “record date” but divested prior to the proxy “meeting date”).

Massachusetts Financial Services Company
PROXY VOTING POLICIES AND PROCEDURES
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.	Voting Guidelines;
B.	Administrative Procedures;
C.	Records Retention; and
D.	Reports.
A.	VOTING GUIDELINES
1 .	General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate, in MFS' sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
B.	ADMINISTRATIVE PROCEDURES
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions);
Considers special proxy issues as they may arise from time to time; and
Determines engagement priorities and strategies with respect to MFS' proxy voting activities
Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.	Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other 3rd party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5.	Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.	Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report .
C.	RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.	REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
Mondrian Investment Partners Limited
PROXY VOTING POLICIES AND PROCEDURES
Introduction
Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Mondrian and its client or as a result of some other type of specific delegation by the client, Mondrian is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Mondrian to give voting advice on certain proxies without delegating full responsibility to Mondrian to vote proxies on behalf of the client. Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.
Proxy Voting Committee
To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two senior investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.
Procedures for Determining the Proxy Voting Policy
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.
In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”).
As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (the “Guidelines”) details of which are published on their website (http://www.issgovernance.com/policy-gateway/voting-policies/). If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy. Mondrian also reviews and assesses the services provided by ISS and will address any concerns as they arise.
Accordingly, Mondrian has fully adopted the Guidelines as Mondrian’s own proxy voting policy again in 2018.
Procedure for Voting Proxies
Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.
Mondrian’s investment analysts review all individual proxy voting motions. They will take into consideration the relevant facts and circumstances, the ISS recommendation, the ISS research, and any conflicts of interest to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client. As Mondrian has adopted the Guidelines, in the vast majority of cases Mondrian will follow the ISS recommendation.
However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.
The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties (e.g. the Chief Investment Officer of the relevant product who, as long as there is no conflict of interest, will both know the company well and have aligned interests with their clients), the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.
The only exception to this procedure is Mondrian’s systematic equity portfolios. Proxy voting for these portfolios will always follow the ISS recommendation.
Mondrian will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

Company Management Recommendations
When determining whether to invest in a particular company, one of the factors Mondrian may consider is the quality and depth of the company’s management. As a result, Mondrian believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Mondrian’s votes are cast in accordance with the recommendations of the company’s management. However, Mondrian will normally vote against management’s position when it runs counter to the Guidelines, and Mondrian will also vote against management’s recommendation when such position is not in the best interests of Mondrian’s clients.
Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources who have interests which conflict with the interests of Mondrian’s clients when voting proxies for such clients. However, in order to ensure that Mondrian votes proxies in the best interests of the client, Mondrian has established various systems described below to properly deal with a material conflict of interest.
Most of the proxies which Mondrian receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Mondrian vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the Guidelines, it normally will not be necessary for Mondrian to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process.
In the limited instances where Mondrian is considering voting a proxy contrary to ISS recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS original recommendation. Documentation of the reasons for voting contrary to ISS recommendation will generally be retained by Mondrian.
Availability of Proxy Voting Information and Recordkeeping
Clients of Mondrian will be directed to their client service representative to obtain information from Mondrian on how their securities were voted. At the beginning of a new relationship with a client, Mondrian will provide clients with a concise summary of Mondrian’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Mondrian’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.
Mondrian will also retain extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of Mondrian’s clients (via ISS); (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Mondrian.
Proxy Voting Guidelines
The Guidelines summarize Mondrian’s positions on various issues and give a general indication as to how it will vote shares on each issue. The Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although Mondrian will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client’s best interests would be served by such a vote. Moreover, the Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, Mondrian will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that promotes the best interests of the client. In situations where there is an option of confidentiality offered in relation to a specified voting item, Mondrian will take that offer.

Global Voting Principles
ISS have provided the following overview of their global voting principles:
ISS' voting recommendations on management and shareholder proposals at publicly traded companies are intended to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions. The following tenets comprise the core principles that apply globally within this framework.
Accountability
Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.
Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.
Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.
Stewardship
A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.
Independence
Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.
Transparency
Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.
ISS produces detailed descriptions of their guidance in individual countries and regions. Rather than restating this guidance in the Procedures, Mondrian feels that it is more efficient to provide clients with direct access to the detailed underlying policies on the ISS website and these can be found at: http://www.issgovernance.com/ policy-gateway/voting-policies/.
In addition to the items addressed in the Guidelines, Mondrian operates the following policies:
Shareblocking
In a number of countries in which Mondrian invests client assets (including the Netherlands, Italy and France), local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:
•	the Mondrian analyst does not consider the proxy items being proposed to be material;
•	a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote (i.e. the proposals would likely go ahead anyway);
•	the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;
•	there is a possibility that Mondrian will wish to sell the shares in the near future;
•	the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and

•	a record is made justifying the decision
Pacific Investment Management Company, LLC
These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1
PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.
A. General Statements of Policy
These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.
B. Conflicts of Interest
1. Identification of Material Conflicts of Interest
When PIMCO has discretion over voting and consent rights it has a fiduciary obligation to take appropriate action on all proxies in good faith and in the best interests of the client. Potential conflicts of interest, however, may, or can appear to interfere with PIMCO’s ability to evaluate proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if an analyst assigned to recommend how to vote a proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.
Each PM/ analyst has a duty to disclose to the Legal and Compliance department any known potential, actual or apparent material conflict of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/ analyst in good faith and in the best interests of the client.
PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this policy.
2. Resolution of Identified Conflicts of Interest
Equity Securities. PIMCO has retained an independent Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP exercises its discretion to not provide a voting recommendation, the relevant PM/ analyst may make a determination regarding how the proxy will be voted by completing the required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.
Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM (or another PM) may vote the proxy as follows:

If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.
If the conflict exists among the accounts of a PM, the PM shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. PM's have the discretion to escalate questions regarding divergent interests to the head of the PM's desk, Operations or the Legal and Compliance department as necessary.
Affiliated Fund Considerations
PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP.
PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the policy.
Confidentiality. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.
3. Escalation of Conflicts of Interest
Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for direct resolution, the Working Group will seek to mitigate the actual or apparent conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:
The extent and nature of the actual or apparent conflict of interest;
If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;
The nature of the relationship of the issuer with the PM / analyst or PIMCO (if any);
Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and
Whether the direction of the proposed vote would appear to benefit the PM/ analyst, PIMCO, a related party or another PIMCO client.
The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.
PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.
The Legal and Compliance department will record the manner in which each such conflict is resolved.
C. Delegation of Proxy Voting Authority
Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.
D. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records
For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its

annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds). PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, as required by Form N-CSR.
Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part 2 of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
E. Records
PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.
Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.
SSGA FM Global Proxy Voting and Engagement Principles
State Street Global Advisors (“SSGA”) maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, the EU, Japan, New Zealand , North America (Canada and the US), the UK, , and emerging markets. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA also endeavors to show sensitivity to local market practices when voting in these various markets.
SSGA FM’s Approach to Proxy Voting and Issuer Engagement
At SSGA, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in- house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights — all to maximize shareholder value.
SSGA’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.
In conducting our engagements, SSGA also evaluates the various factors that play into the corporate governance framework of a country, including but not limited to, the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA engages with issuers, regulators, or both, depending on the market. SSGA also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.
To help mitigate company specific risk, the SSGA Asset Stewardship team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.
The SSGA Asset Stewardship Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA defines engagement methods:
Active
SSGA uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.
SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by the issuers. SSGA routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
SSGA has established an engagement protocol that further describes our approach to issuer engagement.
Measurement
Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.
Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA as requiring active engagement, such as shareholder conference calls.
Proxy Voting Procedure
Oversight
The SSGA Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.
Proxy Voting Process
In order to facilitate SSGA’s proxy voting process, SSGA retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA utilizes ISS’s services in three ways: (1) as SSGA’s proxy voting agent (providing SSGA with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.
The SSGA Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.
In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.
In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).
SSGA votes in all markets where it is feasible; however, SSGA may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. SSGA is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.
Conflict of Interest
See SSGA’s standalone Conflict Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties SSGA performs as a shareholder. SSGA believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA’s engagement process, SSGA routinely discusses the importance of these responsibilities with the boards of issuers.
SSGA believes the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA considers many factors. SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA also believes the right mix of skills, independence, diversity and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.
Accounting and Audit Related Issues
SSGA believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA believes audit committees should have independent directors as members, and SSGA will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA uses its discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation
SSGA considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive compensation; SSGA believes that there should be a direct relationship between executive compensation and company performance over the long-term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also consider executive compensation practices when re-electing members of the remuneration committee.
SSGA recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues
As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.
SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.
In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine
Although SSGA does not seek involvement in the day-to-day operations of an organization, SSGA recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of SSGA’s fixed income stewardship program are:
Proxy Voting:
While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
•	Approving amendments to debt covenants and/or terms of issuance;
•	Authorizing procedural matters such as filing of required documents/other formalities;
•	Approving debt restructuring plans;
•	Abstaining from challenging the bankruptcy trustees;
•	Authorizing repurchase of issued debt security;
•	Approving the placement of unissued debt securities under the control of directors; and,
•	Approve spin-off/absorption proposals.
Given the nature of the items that come up for vote at bondholder meetings, SSGA takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement:
SSGA recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.
Securities on Loan
For funds where SSGA acts as trustee, SSGA may recall securities in instances where SSGA believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA, exercising its discretion, may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.
Reporting
Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.
T. Rowe Price Associates, Inc. and Its Investment Adviser Affiliates
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS’s web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases, we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed custom international proxy voting guidelines based on those recommendations and our own views as investors in these markets.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because in most cases our votes reflect consensus across the Price Funds and other accounts.
Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is material voting event that could affect the value of the loaned securities. In this event, we have the discretion pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).
UBS Asset Management (Americas) Inc. Corporate Governance and Proxy Voting Policy and Procedures
Policy Summary
Underlying our voting and corporate governance policies we have two fundamental objectives:
1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.
To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.
This policy helps to maximize the economic value of our clients‘ investments by establishing proxy voting standards that conform with UBS Asset Management‘s philosophy of good corporate governance.
Risks Addressed by this Policy
This policy is designed to addresses the following risks:
•	Failure to provide required disclosures for investment advisers and registered investment companies.
•	Failure to vote proxies in best interest of clients and funds.

•	Failure to identify and address conflicts of interest.
•	Failure to provide adequate oversight of third party service providers.
A. Global Corporate Governance Principles
Overview
These principles describe the approach of UBS Asset Management (Americas) Inc., (UBS AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).
Where clients of UBS AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS AM. UBS AM believes that these principals are reasonably designed to ensure that proxies are voted in the best interest of clients.
Key principles
UBS AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.
We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.
Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.
Underlying our voting and corporate governance principles we have two fundamental objectives:
1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.
To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS AM offices worldwide. However, these Principles permit individual regions or countries within UBS AM the discretion to reflect local laws or standards where appropriate.
While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.
Board Structure
Some significant factors for an effective board structure include:
•	An effective Chairman is key;
•	The roles of Chairman and Chief Executive generally should be separated;
•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
•	The Board should include executive and non-executive directors; and
•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.
Board Responsibilities
Some significant factors for effective discharge of board responsibilities include:
•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).
•	The Board should ensure that at all times:
•	Appropriate management succession plans are in place;
•	The interests of executives and shareholders are aligned;
•	The brand and reputation of the company is protected and enhanced;
•	A constructive dialogue with shareholders is encouraged; and

•	It receives all the information necessary to hold management to account.
Areas of Focus
Some examples of areas of concern related to our Corporate Governance focus include the following:
•	Economic value resulting from acquisitions or disposals;
•	Operational performance;
•	Quality of management;
•	Independent non-executive directors not holding executive management to account;
•	Quality of internal controls;
•	Lack of transparency;
•	Inadequate succession planning;
•	Poor approach to corporate social responsibility;
•	Inefficient management structure; and
•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.
B. Macro-Rationales and Explanations for Proxy Voting
Overview
These macro-rationales and explanations detail UBS AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.
Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.
PROXY VOTING MACRO RATIONALES & EXPLAINATIONS
Macro Rationale	Explanation
1. General Guidelines
a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.	1. View of management is Favorable. 2. View of management is Un-Favorable.
b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.
e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.	1. While we support management, this proposal should be voted on by shareholders.
2. Board of Directors and Auditors
a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.	1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.

Macro Rationale	Explanation
b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.	1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.	1. Board ignored shareholder vote.
2. Executive contract exceeds 1 year in length.
3. Not considered independent insufficient independent non-executives.
4. Member of the Audit or Remuneration Committee(s), not considered Independent.
5. Bundled resolution for election of Directors not appropriate.
6. Not Independent, serves on the Compensation and Nomination Committees.
7. Executive contract exceeds 4 years.
8. Not in shareholders’ interests.
3. Compensation
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.	1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.	1. Transparency in compensation is desired.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.	1. Remuneration policy insufficiently aligned with shareholder interests.
2. The vesting conditions are inappropriate.
3. The vesting conditions are insufficiently challenging.
4. The matching awards are too generous.
5. The re-pricing of options is against best practice.
6. Dilution of executive remuneration scheme exceeds best practice guidelines.
7. Plan structure does not provide suitable long term incentive.
8. Performance conditions unsatisfactory.
9. Contrary to best market practice.
e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.	1. Rewards for poor performance are unacceptable.

Macro Rationale	Explanation
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.	1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.
b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.	1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.
d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.	1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders interests.
e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.
f. We generally do not oppose management’s recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.	1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.
h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.	1. A director resignation policy is in place. 2. A director resignation policy is not in place.
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.	1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.	1. Dual classes of stock are inappropriate.

Macro Rationale	Explanation
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.	1. Special interest proposals should not be addressed in the proxy.
c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.	1. Proposal poses an unnecessary economic cost on the company
8. Administrative and Operations
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.	1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.	1. Regulatory agencies do not require this action.
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).	1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.

Macro Rationale	Explanation
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.	1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.
C. Global Voting and Corporate Governance Procedures
Overview
Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest between UBS AM and our clients’ best interest.
I. Corporate Governance Committees
Members
The UBS Asset Management Global Corporate Governance Committee (the “Global Committee”) will approve the membership of the UBS AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Asset Management.
Responsibilities of the Global Committee
•	To review, approve and oversee the implementation of the Global Corporate Governance Principles.
•	Keep abreast of and share trends in corporate governance and update these principles as necessary.
•	To provide a forum for discussing corporate governance issues between regions.
•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
•	Engage and oversee any independent proxy voting services being used.
•	Oversee the activities of the Local Corporate Governance Committees.
•	Review and resolve conflicts of interest by ensuring that the voting decision taken would remain the same irrespective of the fact that, for instance, a company is also a client of UBS AM.
Meetings
Meetings will be held at least quarterly.
Local Corporate Governance Committees
Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.
Responsibilities of the Americas Committee
The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.
•	Keep abreast of and share trends in corporate governance and update local policy as necessary.
•	Provide a forum for discussing corporate governance issues within a region.
•	Oversee the proxy voting process.
•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.
•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
•	Minutes of meetings to be sent to the Global Committee.

Meetings
Meetings will be held at least twice a year.
II. Interaction with Company and Board of Directors
Relationship with the Company and the Board of Directors
•	On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.
•	We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
•	These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.
Formal Communications with the Board
•	Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
•	If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.
•	All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.
•	If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may
•	Formally communicate with the Chairman of the Board or the full Board of Directors;
•	Withdraw our support for the common stock;
•	Reflect our positions in our proxy vote opportunities; or
•	Contact other shareholders regarding our concerns.
Any such steps may only be taken in compliance with applicable law.
III. Contacting the Media
UBS AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.
IV. Proxy Voting Process
Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.
The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.
The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.
The Americas Committee, or its delegate, will:
•	Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
•	Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

•	Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
•	Implement procedures to vote proxies in accordance with client direction if applicable; and
•	Conduct periodic due diligence on any proxy voting services being employed.
V. Proxy Voting Disclosure Guidelines
General
•	Upon request or as required by law or regulation, UBS AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.
•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).
•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.
•	Any employee, officer or director of UBS Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
•	Companies may be provided with the number of shares we own in them.
•	Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.
VI. Proxy Voting Conflict Guidelines
In addition to the Proxy Voting Disclosure Guidelines above, UBS AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients. A conflict of interest is a relationship or activity engaged in by UBS AM that creates an incentive, or appearance thereof, to favor the interests of UBS AM over the interests of the client. A conflict of interest is “material” if a reasonable person could expect the conflict to influence UBS AM’s proxy vote. The principal conflict process covered by this policy is where the issuer being voted upon is a client of UBS AM.
The following guidelines seek to address the conflicts of interest in a manner that promotes the client’s best interest:
•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.
•	UBS AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.
•	Where UBS AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.
VII. Record Keeping
UBS AM will maintain records of proxies voted. Such records include copies of:
•	Our policies and procedures;
•	Proxy statements received;
•	Votes cast per client;
•	Number of shares voted;
•	Communications received and internal documents created that were material to the voting decision; and
•	A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.
Appendix A
Special Disclosure Guidelines for Registered Investment Company Clients
1. Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:
•	That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
•	That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
•	That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
2. Shareholder Annual and Semi-annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
•	That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
•	That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
3. Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
•	That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
•	That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.
4. Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
•	That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.
•	That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.
•	Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.
5. Oversight of Disclosure:
•	The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Responsible Parties
The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS AM or his/her designees
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by Funds’ and UBS AM’s Chief Compliance Officer of effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Periodic review of any proxy service vendor by the Chief Compliance Officer
•	Periodic review of any proxy votes by the Americas Committee
Compliance Dates
•	File Form N-PX by August 31 for each registered investment company client
•	Annual review by the Funds’ and UBS AM’s Chief Compliance Officer of the effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
•	Periodic review of any proxy service vendor by the Chief Compliance Officer
•	Periodic review of proxy votes by the Americas Committee
Other Policies
Other policies that this policy may affect include:
•	Recordkeeping Policy
•	Affiliated Transaction Policy
•	Code of Ethics
•	Supervision of Service Providers Policy
Wellington Management Company LLP
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.
Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Western Asset Management Company (“Western Asset”)
PROXY POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.
Procedure
Responsibility and Oversight
The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.
Client Authority
The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.
Proxy Gathering
Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:
a.	Proxies are reviewed to determine accounts impacted.
b.	Impacted accounts are checked to confirm Western Asset voting authority.
c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)
d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.
e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.
f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.
Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:
a.	A copy of Western Asset’s policies and procedures.
b.	Copies of proxy statements received regarding client securities.
c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.
Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.
Disclosure
Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest
All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:
1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.
Voting Guidelines
Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.
Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.
I. Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1.	Matters relating to the Board of Directors
Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:
a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.
2.	Matters relating to Executive Compensation
Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.
a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.
4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions
Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.	Matters relating to Anti-Takeover Measures
Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:
a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.
6.	Other Business Matters
Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.
a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.
II. Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.
III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV. Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
Retirement Accounts
For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.
In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2017:
BAMCO, Inc.
Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a supplemental bonus based on a percentage of the management fees earned on the funds that he manages. The terms of his contract are based on Mr. Baron's role as the Firm's (Baron Capital Group, Inc. (“BCG”) with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. (“BCM”) and BAMCO) Founder, Chief Executive Officer, and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration is given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm.
The compensation for Mr. Rosenberg includes a base salary and an annual bonus that is based, in part, on the amount of assets he manages, as well as his individual long-term investment performance, his overall contribution to the Firm and the Firm’s profitability.
BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management, LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2017.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Mses. Aguirre and Whitelaw and Messrs. Jue, Mason and Savage
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre and Whitelaw and Messrs. Jue, Mason and Savage is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. DeSpirito, Franklin, Savi, Tapia, and Zhao
Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Tony DeSpirito	Russell 2500 Value Index; Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP Alerian MLP Infrastructure Index; S&P North American Natural Resources Sector Index; S&P 500 Index; DJ Brookfield Global Infrastructure Composite Yield (USD Hedged); 70% S&P Utilities / 30% S&P Telecom (before 08/2003 S&P Utility); Morningstar US Large-Cap Blend Equity;LIPPER Equity Income Funds; LIPPER Options Arbitrage/Opt Strategies Funds; LIPPER Global Natural Resources Funds; 50% SNP500NR2/50% SP5100OW Index; LIPPER Utility Funds
Kevin Franklin Raffaele Savi	No benchmarks
Franco Tapia David Zhao	Russell 2500 Value Index; Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Alerian MLP Infrastructure Index; S&P North American Natural Resources Sector Index; S&P 500 Index; DJ Brookfield Global Infrastructure Composite Yield (USD Hedged); 70% S&P Utilities / 30% S&P Telecom (before 08/2003 S&P Utility); Morningstar US Large-Cap Blend Equity; LIPPER Equity Income Funds; LIPPER Options Arbitrage/Opt Strategies Funds; LIPPER Global Natural Resources Funds 50% SNP500NR2/50% SP5100OW Index; LIPPER Utility Funds
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation – Messrs. Allen, Dickstein, Mauro and Radell
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Christopher Allen	Varied Euro-Based Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
James Mauro	A combination of market-based indices (e.g., Bloomberg Barclays MBS Index and the Bloomberg Barclays U.S. TIPS 0-5 Years Index)
Scott Radell	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Christofel, Gates and Shingler
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager.

Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Christofel, Gates and Shingler is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. With the exception of Mr. Allen, the portfolio managers are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.
CBRE Clarion Securities LLC
In principle, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.
Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:
Base Salary — Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.
Bonus — Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.
Deferred Compensation — CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.
Profit Participation — Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.
Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.
As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:
Base Salary — Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of CBRE Clarion). CBRE provides competitive base salaries that allow the company to attract and retain a high-performing leadership team at a reasonable level of fixed costs. Base pay levels generally reflect a variety of factors, such as the executive’s skill and experience, the seniority of the position, the difficulty of finding a replacement, affordability, and the positioning of the base pay against market salary levels and against base salaries of other senior executives at the company. Base salaries are generally reviewed annually during the first quarter of the year, but may also be reviewed at other times if the executive officer’s responsibilities have materially changed or other special circumstances so warrant.
Annual Performance Award (Cash) — The CBRE Compensation Committee grants annual performance awards to executives under a stockholder-approved Executive Incentive Plan (EIP). The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group’s adjusted EBITDA for the relevant performance period (which cap is 1.5% for Mr. Ferguson). Within the framework of the EIP, the Committee uses the Executive Bonus Plan (EBP) to establish target and maximum awards and determine actual payouts thereunder to the company’s executives. The EBP is designed to motivate and reward executives by aligning pay with annual performance, and the amount of an award thereunder is measured by the executive’s success against a combination of challenging financial and strategic performance measures established by the Committee. The maximum payout of annual performance awards to an executive under the EBP is less than his or her respective cap under the EIP. Notwithstanding the maximum amount, the Committee may exercise its discretion in any year to award additional amounts to an executive up to his or respective cap under the EIP or to pay additional bonus outside of the EIP. For business line executives such as Mr. Ferguson, financial performance targets are measured against adjusted EBITDA against plan at both the global (CBRE Group) level and at the segment and business line levels (CBRE Development Services and CBRE Global Investors). Pursuant to his employment agreement, 60% of Mr. Ferguson’s EBP award is weighted based on financial performance measures and the remaining 40% is to be weighted on both financial performance measures and individual strategic measures. Target financial performance under the EBP corresponds to the Board-approved internal financial and operating plan established at the beginning of each performance year. Following year-end, our actual financial performance is compared to the targeted financial performance, and a resulting ‘adjustment factor’ is applied to the relevant portion of the executive’s target EBP award. Although company financial performance is critical to its success, the Committee also believes that a portion of the EBP award should be affected by reference to performance against important strategic measures. The payout of the strategic measure component of annual performance awards is more qualitative in nature and subjective in measurement. These measures – which the Committee approves for each executive at the beginning of each performance year - enable the Committee to influence management’s performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Following the end of the performance year, the Committee reviews each executive’s performance against the various strategic measures that were established at the beginning of the year, determines the relative weighting of each strategic measure, and considers any special factors that couple have affected performance during the year. The Committee then further reviews each executive’s performance relative to his or her executive colleagues and takes into account other objectives and measures that may have become important to the company or the executive during the year that are not reflected in the formal strategic review measures approved at the beginning of the performance year. Based on this review, the Committee determines a final ‘strategic measures performance multiplier’ to be applied against the strategic measures portion of the target EBP award.

Long-Term (Equity-Based) Incentives — CBRE uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grants encourage executives to not only to contribute to contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value — because the executives share that value through their equity. Equity grants are subject to multi-year vesting schedules, which helps the company retain key talent. Generally, the Committee grants annual equity awards in two forms: a Time Vesting Equity Award and an Adjusted EPS Equity Award. Time Vesting Equity Awards vest 25% per year over a four-year period. Adjusted EPS Equity Awards are generally granted with a target number of restricted stock units, zero to 200% of which may be earned based on the achievement of certain adjusted EPS performance targets (over a minimum threshold) as measured on a cumulative basis over two fiscal years, with full vesting of any earned amount three years after the grant date. The CEO recommends to the Committee each year the recipients of equity awards as well as the amount of each award. In evaluating these recommendations and making its final award determinations for all executive officers, the Committee considers (i) the executive’s position within the organization, (ii) ongoing performance and expected contributions by the executive to the company’s future success; and (iii) input from the Committee’s independent compensation consultant, taking into consideration relevant market data (when applicable), pay equity among the relevant employee group and other factors.
CBRE Clarion Profit Participation — Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share.
Delaware Investments Fund Advisers
Compensation Structure
Each portfolio manager’s compensation consists of the following:
Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus—
1. Small Cap Value (C. Beck, K. Madden, K. McKee, S. Catricks)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the ”bonus pool“ for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one, three, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper) peer groups and the performance of institutional composites relative to the appropriate indices. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
2. Core Equity (F. Morris, C. Adams, M. Morris, D. Padilla, D. Reidinger)
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the ”bonus pool“ for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one, three, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper) peer groups and the performance of institutional composites relative to the appropriate indices. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
3. Fixed Income (P. Grillo, R. Early, D. Hillmeyer, M. Wildstein, J. McCarthy, A. Brown, B. Scotto)
An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentivesreach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.
For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Delaware Investments Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Macquarie Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.
The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Macquarie Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.
Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the Delaware Funds pursuant to the terms of the Delaware Investments
Notional Investment Plan. The retained amount will vest in equal tranches two, three, and four years after the date of investment.
Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.
Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.
Dimensional Fund Advisors LP
Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a fund or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.
SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of the stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in

Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Franklin Templeton Institutional, LLC
Templeton Investment Counsel, LLC
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment performance Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Non-investment performance The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
•	Responsibilities The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Goldman Sachs Asset Management, L.P.
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
The benchmarks for the LVIP Goldman Sachs Income Builder Fund are Russell 1000® Value Index, Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index, Bloomberg Barclays UD Credit Index, and Bloomberg Barclays U.S. Aggregate Index. The benchmark for the LVIP Blended Large Cap Growth Managed Volatility Fund is Russell 1000® Growth Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ivy Investment Management Company
Ivy Investment Management Company (“Ivy”) believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, Ivy reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of Ivy is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award granted; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by Ivy.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Ivy (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IVY (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Ivy (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.
Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Ivy employees.
JPMorgan Investment Management, Inc. (JPMorgan)
COMPENSATION STRUCTURE
JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage.

The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan, which may include JPMorgan restricted stock units, depending on the employee’s election. When these awards vest over time (typically 3 years), the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.
Lincoln Investment Advisors Corporation
The equity programs are designed to position LIA to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LIA employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LIA-advised funds.
Loomis, Sayles & Company, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking, the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A portfolio manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the portfolio manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year performance may be eliminated for some products (large cap growth, all cap growth and global growth). Longer-term performance (3 and 5 years (or 10 years for large cap growth, all cap growth and global growth) or since the start of the portfolio manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth and global growth). In addition, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc., years) rolling return compared to peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation.
The first plan has several important components distinguishing it from traditional equity ownership plans:
the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
upon retirement, a participant will receive a multi-year payout for his or her vested units; and
participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan is also similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers, and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
Massachusetts Financial Services Company
Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of assets managed by the portfolio manager over three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2017, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds.
Fund / Portfolio Manager	Benchmark(s)
LVIP International Growth Fund
David Antonelli	MSCI EAFE (Europe, Australasia, Far East) Index (net dividends)
Kevin Dwan	MSCI EAFE (Europe, Australasia, Far East) Index (net dividends)
Matthew Barrett	MSCI EAFE (Europe, Australasia, Far East) Index (net dividends)
LVIP Value Fund
Nevin Chitkara	Russell 1000® Value Index
Steven Gorham	Russell 1000® Value Index
Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.
Mondrian Investment Partners Limited (Mondrian)
Mondrian has the following programs in place to retain key investment staff:
1)	Competitive Salary — All investment professionals are remunerated with a competitive base salary.
2)	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).
3)	Equity Ownership — Mondrian is currently 100% owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.
Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation to these factors of participation in these programs will reflect this.
At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.
Remuneration Committee
In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.
Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.
Mondrian remuneration philosophy
The guiding principle of the company’s remuneration programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.
Approximately 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.
Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high caliber employees.
Pacific Investment Management Company, LLC
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
•	PIMCO’s pay practices are designed to attract and retain high performers.
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
Contributions to mentoring, coaching and/or supervising members of team;
Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
SSGA Funds Management, Inc.
State Street Global Advisors’ (“SSGA”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
•	Promoting employee ownership to connect employees directly to the company’s success.
•	Using rewards to reinforce mission, vision, values and business strategy.
•	Seeking to recognize and preserve the firm’s unique culture and team orientation.
•	Providing all employees the opportunity to share in the success of SSGA.
T. Rowe Price Associates
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors:
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well.

Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.
UBS Asset Management (Americas) Inc.
UBS Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.
In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.
Fixed component (base salary and benefits):
•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.
Performance award:
•	Determined annually on a discretionary basis.
•	Based on the individual’s financial and non-financial contribution — as assessed through a rigorous performance assessment process — as well as the performance of their respective function, of UBS Asset Management and of UBS as a whole.
•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
•	AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.
•	The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.
UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.
Equities has an investment boutique structure to enhance alignment of interests, transparency and autonomy within each team, while retaining all the benefits of a large organization. This boutique structure includes an incentive model, introduced for performance year

2013 onwards, tailored for each boutique, which provides an indicative range for performance awards, directly linked to the business results of the boutique, subject to delivery against key performance indicators including investment performance and client satisfaction.
Wellington Management Company LLP
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreements between Wellington Management and Lincoln Investment Advisors Corporation on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund's manager listed in the prospectuses who is primarily responsible for the day-to-day management of the Funds (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Managers is determined by the Portfolio Managers’ experience and performance in their role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mark Mandel, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Mandel, Mordy and Shilling and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
LVIP Wellington Capital Growth Fund	Russell 1000 Growth
LVIP Blended Large Cap Growth Managed Volatility Fund	S&P 500
LVIP Wellington Mid-Cap Value Fund	Russell 2500 Value
Western Asset Management Company
At Western Asset, one compensation methodology covers all employees, including investment professionals.
Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.
The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:
Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.

Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.
Western Asset offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.
Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.
For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Lincoln Variable Insurance Products Trust
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund
1300 South Clinton Street
Fort Wayne, Indiana 46802
Statement of Additional Information May 1, 2018

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption — referred to as “Funds”—of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: the Standard Class and the Service Class.
Each Fund's most recent Annual Report to Shareholders, which contains each Fund's audited financial statements, is incorporated herein by reference. This SAI should be read in conjunction with each Fund’s prospectus dated May 1, 2018, as may be amended or supplemented. You may obtain a copy of a Fund's prospectus and annual or semi-annual report upon request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 800-4-LINCOLN (454-6265).

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Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Prior to April 30, 2003, each fund in the Trust in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003.
Each Fund is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”).
References to “Adviser” in this SAI include both Lincoln Investment Advisors Corporation (“LIA”) and a Fund's sub-adviser (if applicable) unless the context otherwise indicates.
The following Funds have changed their name within the past five years:
Current Fund Name	Former Fund Name	Date of Name Change
LVIP American Global Balanced Allocation Managed Risk Fund	LVIP Managed Risk American Balanced Allocation Fund	May 1, 2015
	LVIP Protected American Balanced Allocation Fund	August 12, 2013
LVIP American Global Growth Allocation Managed Risk Fund	LVIP Managed Risk American Growth Allocation Fund	May 1, 2015
	LVIP Protected American Growth Allocation Fund	August 12, 2013
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund	February 8, 2016
	LVIP BlackRock Global Allocation V.I. RPM Fund	May 1, 2015
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Managed Risk Profile Conservative Fund	May 1, 2015
	LVIP Protected Profile Conservative Fund	August 12, 2013
LVIP Global Growth Allocation Managed Risk Fund	LVIP Managed Risk Profile Growth Fund	May 1, 2015
	LVIP Protected Profile Growth Fund	August 12, 2013
LVIP Global Moderate Allocation Managed Risk Fund	LVIP Managed Risk Profile Moderate Fund	May 1, 2015
	LVIP Protected Profile Moderate Fund	August 12, 2013
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, each Fund will look through to the portfolio holdings of any underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for investment restriction 2 regarding borrowing).
Each Fund may not:
1.	Make investments that will result in the concentration —as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof—of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
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2.	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3.	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4.	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6.	Make loans of any security or make any other loan if, as a result, more than 33 1⁄3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
7.	With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.
The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment policy 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.
Manager of Managers
Certain of the Funds employ a “manager of managers” structure, which means that the Fund’s investment adviser may delegate the management of some or all of the Fund’s investment portfolio to one or more sub-advisers. To use this structure, the Funds have received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with Fund Board approval – to enter into and amend a sub-advisory agreement for a Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, a Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Funds’ adviser is not permitted to hire affiliated sub-advisers without shareholder approval.
What are the Underlying Funds?
Certain of the Funds are “fund of funds,” which means that the Fund invests some or all of its assets in one or more other mutual funds or exchange-traded funds. For this structure, such Funds may rely on certain federal securities laws that generally permit a fund to invest in affiliated and non-affiliated funds within certain percentage limitations and in other securities that are not issued by mutual funds. The Funds also have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit them to acquire shares of affiliated and non-affiliated funds beyond the statutory limits, subject to certain conditions. Certain of the Funds may also rely on an exemptive order from the SEC issued to a sub-adviser or an underlying fund.
Each Fund’s relative weightings in the underlying funds will vary over time. The Funds are not required to invest in any particular underlying fund. The Adviser or sub-adviser, as appropriate, may add, eliminate or replace underlying funds at any time and without notice and may invest in affiliated or non-affiliated funds or other types of investment securities.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, investment strategies and techniques are generally discretionary. This means a Fund’s adviser, or the investment advisers to any underlying fund, may elect to engage or not engage in various strategies and techniques in
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its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the adviser to the Funds or by other mutual funds in which a Fund invests (Underlying Funds).
The following narrative provides additional information concerning the investment strategies that the Funds may employ, either principal or discretionary, and the risks of those investment strategies.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors, including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing any credit enhancement. If the required payments of principal and interest are not made to the trust with respect to the underlying loans after the credit enhancement is exhausted, certificate holders may experience losses or delays in payment.
For many asset-backed securities, the cash flows from the pool are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the pool and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from an asset-backed security typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, asset-backed security tranches can experience substantial losses.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
A Fund may invest in each of collateralized debt obligations (CDOs), collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (SPE) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create synthetic exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced fire sale liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
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Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s investment portfolio. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities generally are interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Cybersecurity. The use of technology is more prevalent in the financial industry, including the Funds’ management and operations, than in other industries. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in:
•	Financial losses to the Funds and shareholders;
•	The inability of the Funds to timely process transactions or conduct trades;
•	Delays or mistakes in materials provided to shareholders;
•	Errors or delays in the calculation of Funds’ net asset values;
•	Violations of privacy and other laws (including those related to identity theft);
•	Regulatory fines, penalties and reputational damage; and
•	Compliance and remediation costs, legal fees and other expenses.
In addition, the noted risks may adversely impact LIA (the adviser), a Fund’s sub-adviser, if any, the Funds’ principal underwriter, administrator and other service providers to the Funds, as well as financial intermediaries (e.g., insurance company record holders) and parties with which the Funds do business. These risks, in turn, could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, especially as different or unknown risks may emerge in the future. This is particularly the case because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact. There is also the risk that cybersecurity breaches may not be detected.
Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed-income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers. The rate of interest on a fixed-income security may be fixed, floating or variable.
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Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
The income earned by a Fund on investments in floating and variable rate securities will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus a Fund’s income on such investments will be more unpredictable than the income earned on such investments with a fixed rate of interest.
Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.
As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the values of debt securities typically increase. In periods of rising interest rates, the values of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of a Fund’s shares to fluctuate in value.
A Fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Financial Services LLC (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.
Exchange-Traded Fund (“ETF”) Investments. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Funds may invest in ETFs as a principal investment strategy and the Funds may also purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in the market for shares of an ETF could result in it being more volatile. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither LIA nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.
Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge). Certain Funds may also invest in currency forwards to gain exposure to a particular currency or to enhance returns.
A Fund may enter into forward contracts to shift its investment exposure from one currency to another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy,
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sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.
Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may be difficult to enforce legal rights in foreign countries.
Investing abroad involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.
Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. Unless otherwise defined in the prospectus, an emerging market country is a country defined as an emerging or developing economy by the International Monetary Fund or any country included in the MSCI Emerging Markets Index. The countries included in this definition will change over time. Foreign investment considerations generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
In addition to investing directly in equity securities, the Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser
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availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed and vice versa. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.
Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
Successful use of futures contracts as a hedge is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.
Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each Fund has filed a notice claiming an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). In 2012, the CFTC adopted rule amendments that significantly affected available exemptions. Funds operating as “funds of funds” have also claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA. To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. With respect to Funds operating as “funds of funds,” when the temporary exemption expires (which will occur when specific regulatory guidance is issued by the CFTC), each Fund will evaluate whether it continues to be eligible to claim an exclusion from CFTC regulation or if, considering any factors relevant based on the nature of the regulatory guidance when it is issued, it should register and operate under CFTC regulation. Consequently, these Funds may incur additional expenses relating to CFTC compliance.
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High Yield Fixed-Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed-income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.
High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws also may have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair valued” in accordance with a Fund's procedures. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser determines the liquidity of securities purchased by the Funds, subject to oversight by the Board of Trustees.
The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail themselves of Rule 144A under the Securities Act of 1933, which permits the Funds to purchase securities which have been privately placed and resell such securities to qualified institutional buyers. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
If the value of a Fund’s assets invested in illiquid securities at any time exceeds the percentage limitation applicable to the Fund, the Fund will take actions, if any are appropriate, to maintain adequate liquidity.
Investment in Securities of Other Investment Companies. Under the 1940 Act, a Fund (other than a fund of funds) generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include, but are not limited to, open-end investment companies, closed-end investment companies and unregistered investment companies.
A Fund operating as a “fund of funds” may rely on certain federal securities laws to permit it to invest in affiliated investment companies without limit, non-affiliated investment companies within the statutory limits described above and in other securities that are not issued by investment companies. The Funds have received an exemptive order from the SEC (Release Nos. 29168 and 29196) to permit a Fund to acquire shares of affiliated and non-affiliated investment companies beyond the statutory limits described above, subject to certain conditions.
If a Fund invests its assets in shares of underlying funds, the Fund is exposed to the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. A Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. In addition, Fund shareholders indirectly bear the expenses charged by the underlying funds.
Lincoln National Corporation (LNC) Securities. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from directly purchasing securities issued by LNC or any affiliate thereof, except that a Fund may hold shares of LNC or affiliates thereof if the Fund is an index fund (or invests in an index fund) whose investment strategies seek to track the investment performance of a broad-based index. A Fund may indirectly hold shares of LNC or affiliates thereof if the Fund invests in underlying funds which are not advised by affiliates of LNC.
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Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield. A Fund may invest in collective investment vehicles, the assets of which consist principally of money market instruments.
Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate (CMBS) or residential properties (RMBS). Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
Mortgage-related securities include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities — so-called “non-agency mortgage-backed securities”—are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi- class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, a portfolio may invest in various tranches of CMO bonds, including support bonds.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not
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backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.
The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.
Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corp. (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market,
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potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
A Fund’s written options positions will be covered at all times. A call option written by a Fund will be deemed to be covered if the Fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a Fund will be deemed to be covered if the Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the Fund. A Fund may also cover a written options position by segregating cash or liquid securities equal to the Fund’s net uncovered obligation.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
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If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the OCC, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for derivative instruments shall not be subject to the foregoing 15% requirement.
Real Estate Investment Trusts (“REITs”). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. Certain Funds may also invest in purchase and sale contracts. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.
A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may
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be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Short Sales. A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to the risk that the counterparty will not be able to meet its obligations.
When a Fund enters into a short sale against the box, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated Instruments held at the time of the short sale and if certain other conditions are satisfied.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
A call option included in a spread or straddle will be deemed to be covered if a Fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if a Fund holds a put option on the same instrument with an exercise price equal to or greater
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than the exercise price of the put option written by a Fund (or, where the exercise price is less than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference).
To Be Announced (TBA) Investments Risk. TBA transactions include when-issued and delayed delivery securities and forward commitments. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security. TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, including but not limited to, holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.
U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.
In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
More about the LVIP BlackRock Global Allocation V.I. Managed Risk Fund. The LVIP BlackRock Global Allocation V.I. Managed Risk Fund invests in a single Underlying Fund. In addition to the main strategies and risks described in the prospectus and elsewhere in this SAI, the Underlying Fund may employ certain other investment strategies, which together with their additional risks, are described in more detail below.
Additional Strategies:
Securities Lending — The Underlying Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
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Additional Risks:
Precious Metal Related Securities Risk — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Underlying Fund.
Standby Commitment Agreements Risk — Standby commitment agreements involve the risk that the security the Underlying Fund buys will lose value prior to its delivery to the Underlying Fund and will no longer be worth what the Underlying Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
SEC Name Rule Requirement
LVIP BlackRock U.S. Balanced ETF Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
LVIP U.S. Growth Allocation Managed Risk Fund. The Fund’s policy of normally investing at least 80% of its net assets in a portfolio of investments that provides exposure to U.S. securities is a non-fundamental policy changeable only upon 60 days’ notice to shareholders.
Portfolio Transactions and Brokerage
The Funds’ adviser or sub-advisers (as applicable) (collectively referred to as the Adviser) are responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser currently provides investment advice to a number of other clients. The Adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the Adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser, as the case may be).
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
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In connection with effecting portfolio transactions, consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The Adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time and will receive reports regarding brokerage practices. The nature of the research services provided to the Adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the Adviser regards as a useful supplement of its own internal research capabilities.
The Adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the Adviser; in addition, the Adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the Adviser and not solely or necessarily for the benefit of the Funds. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended December 31, 2017, 2016 and 2015, the Funds incurred brokerage commissions as follows:
	2017	2016	2015
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	$10,256	$ 7,310	$ N/A
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	7,882	9,475	N/A
LVIP Global Conservative Allocation Managed Risk Fund	7,790	16,502	8,746
LVIP Global Growth Allocation Managed Risk Fund	27,305	81,544	59,428
LVIP Global Moderate Allocation Managed Risk Fund	48,152	63,128	19,173
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Fund's portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.
Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
Trustees and Officers
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
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The Trust's officers are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 94 series of the Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* Radnor Financial Center 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	94	Formerly: Lincoln Advisors Trust
*	Ellen G. Cooper an interested person of the Trust because she is a Director and an officer of both the Adviser and The Lincoln National Life Insurance Company, the parent company of the Trust’s Adviser.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	94	Formerly: Lincoln Advisors Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	94	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly: James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	94	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of Pricewaterhouse Coopers LLP (accounting firm)	94	Copeland Capital Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	94	Public Governor for the Financial Industry Regulatory Authority (FINRA)
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	94	Associated Grocers of New England (Director Emeritus); Formerly: Lincoln Advisors Trust
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	94	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	94	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	94	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP Head of U.S. Funds Services, BNY Mellon.	94	Trustee of FundVantage Trust
**	Steve A. Cobb is the son-in-law of Kenneth G. Stella.
Officers Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan.
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation, Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President 2007 to 2011	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
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Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Vice President, Secretary, and Chief Legal Officer	Since October 2016	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President and Chief Compliance Officer, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Deputy General Counsel, Janney Montgomery Scott LLC.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a director of JL Darling (a manufacturer of all-weather writing products), ABC Industries (industrial and mining ventilation products manufacturer), Classic Accessories (a provider of outdoor cover products), Strahman Valves (a global industrial valve manufacturer), and Fit and Fresh (a manufacturer of consumer housewares products). He has previously served as a director of multiple other private and public companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past director of several community non-profit organizations. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over twenty years of financial, accounting and business management insight.
Ellen G. Cooper. Ms. Cooper has served as Chairman and Trustee of Lincoln Variable Insurance Products Trust since September 2015. Ms. Cooper joined Lincoln Financial Group as Executive Vice President and Chief Investment Officer in 2012. Ms. Cooper also serves as Director and Chairman of Lincoln Investment Advisors Corporation. Ms. Cooper previously served as Managing Director and global head of the insurance strategy at Goldman Sachs Asset Management. Prior to Goldman Sachs, Ms. Cooper was the Chief Risk Officer for AEGON Americas. Ms. Cooper brings over 30 years of knowledge and experience in asset management, risk management, and insurance.
Elizabeth S. Hager. Ms. Hager has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards, as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.
Gary D. Lemon. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust since 2004 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics and
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Management at DePauw University. Dr. Lemon was formerly the James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship at DePauw University. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight as the Chair of the Investment Committee.
Thomas A. Leonard. Mr. Leonard has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard is currently a board member of Copeland Capital Trust and was previously a board member of AlphaOne Capital and WT Mutual Fund. Since 2012, Mr. Leonard has served as a consultant to the FundVantage Trust. Mr. Leonard holds a Certified Public Accountant designation. Through his experience, Mr. Leonard provides the Board with accounting, auditing and financial services industry experience as Lead Independent Trustee and Chair of the Audit Committee.
Charles I. Plosser. Mr. Plosser has served as a Trustee of Lincoln Variable Insurance Products Trust since 2018. Since January 2016, he has served as a Public Governor for FINRA, the Financial Industry Regulatory Authority, where he serves on the Investment Committee and the Finance, Operations and Technology Committee. Mr. Plosser served as the Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc. from August 1, 2006 to March 1, 2015. Mr. Plosser was the John M. Olin Distinguished Professor of Economics and Public Policy and Director of the Bradley Policy Research Center at the William E. Simon Graduate School of Business Administration at the University of Rochester, where he also served as Dean from 1993 to 2003. Mr. Plosser was also a professor of economics in the Department of Economics at the University of Rochester, a senior research associate at the Rochester Center for Economic Research in the University's College of Arts and Science and a research associate at the National Bureau of Economic Research in Cambridge, Massachusetts. He has also been a visiting scholar at the Bank of England and Federal Reserve Bank of Minneapolis. He has served as a consultant to numerous corporations, including Chase Manhattan Bank, Eastman Kodak Company and The Wyatt Company, on topics ranging from strategic planning and forecasting to portfolio and pension fund management, capital budgeting and financial analysis. Through his experience, Mr. Plosser provides federal banking experience and economic knowledge.
Thomas D. Rath. Mr. Rath has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007. He previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1997 to 2007. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of New Hampshire. Mr. Rath serves as a Director Emeritus for Associated Grocers of New England. Through his experience, Mr. Rath brings a legal and legislative perspective to the Board as the Chair of the Governance Sub-Committee.
Pamela L. Salaway. Ms. Salaway has served as a Trustee of Lincoln Variable Insurance Products Trust since 2013. Ms. Salaway retired from the Bank of Montreal/Harris Financial Corp in 2010 where she most recently had served as Chief Risk Officer of BMO’s U.S. operations from 2007 to 2009 and as the Harris Financial Corp Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2007 to 2010. From 2000 to 2006, she served in a variety of Executive Management positions within the Risk Management Group of BMO Harris Bank. During this time she participated in audit committee meetings of the board and coordinated risk oversight committee meetings of the board. Through her experience, Ms. Salaway provides the Board with risk management and business experience.
Kenneth G. Stella. Mr. Stella has served as a Trustee of Lincoln Variable Insurance Products Trust since 1998. Mr. Stella is President Emeritus of the Indiana Hospital Association, Indianapolis, Indiana (“Association”). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr. Stella also serves as a board member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the former Lead Independent Trustee and Chair of the Nominating and Governance Committee and the Nominating Sub-Committee.
David H. Windley. Mr. Windley has served as a Trustee of Lincoln Variable Insurance Products Trust since 2004. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight.
Nancy B. Wolcott. Ms. Wolcott has served as a Trustee of Lincoln Variable Insurance Products Trust since 2017. She was Executive Vice President and Head of GFI Client Service Delivery BNY Mellon Asset Servicing B.V. from 2012 to 2014. Ms. Wolcott served as Executive Vice President and Head of U.S. Funds Services at BNY Mellon Asset Servicing B.V. from July 2010 to January 2012. She served as the President of BNY Mellon Distributors Holdings Inc. (formerly, PNC Global Investment Servicing Inc.) from December 3, 2008 to July 2010 and served as its Chief Operating Officer from 2007 to 2008. Ms. Wolcott served as Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007. She joined PNC in 1996 and served as its Executive Vice President with PNC Advisors before coming to Global Investment Servicing in 2000. Prior to PNC, she served as the Head of Corporate and Institutional Trust at HarrisBank/Bank of Montreal. Through her experience, Ms. Wolcott provides banking and financial insight.
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Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust's shareholders and to provide oversight of the management. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently composed of eleven trustees, ten of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and one of whom is classified as an interested person of the Trust (Interested Trustee). The Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Leonard currently serves as the Lead Independent Trustee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Funds' expenses, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.
As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Funds' investment performance with the adviser at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
The Board of Trustees has established an Audit Committee. The Audit Committee oversees the Funds' financial reporting process on behalf of the Board of Trustees and reports its activities to the Board. The Audit Committee assists and acts as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust's systems of controls, the Trust's programs for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Thomas A. Leonard (Chairman), Elizabeth S. Hager, Nancy B. Wolcott, and David H. Windley. The Audit Committee met four times during the last fiscal year.
The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Gary D. Lemon (Chairman), Steve A. Cobb, Charles I. Plosser, Thomas D. Rath, Kenneth G. Stella, and Pamela L. Salaway. The Investment Committee met four times during the last fiscal year.
The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential independent trustee candidates to serve on the Board of Trustees. The members of the Nominating and Governance Committee include all of the Independent Trustees: Steve A. Cobb, Elizabeth S. Hager, Gary D. Lemon, Thomas A. Leonard, Charles I. Plosser, Thomas D. Rath, Pamela L. Salaway, Kenneth G. Stella, David H. Windley, and Nancy B. Wolcott. The Nominating and Governance Committee met two times during the last fiscal year. The Nominating and Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2017, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2017, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
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Interested Trustee
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ellen G. Cooper	LVIP Delaware Bond Fund — $1 – $10,000
LVIP Delaware Diversified Floating Rate Fund — $1 – $10,000
LVIP SSGA S&P 500 Index Fund — $1 – $10,000
LVIP SSGA Small-Mid Cap 200 Fund — $1 – $10,000
	LVIP Vanguard International Equity ETF Fund — $1 – $10,000	$1-$10,000
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb	LVIP Baron Growth Opportunities Fund — $10,001 – $50,000
LVIP Dimensional U.S. Core Equity 2 Fund — $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund — $10,001 – $50,000
	LVIP SSGA S&P 500 Index Fund — $10,001 – $50,000	Over $100,000
Elizabeth S. Hager	LVIP Delaware Social Awareness Fund — $50,001 – $100,000
LVIP Dimensional U.S. Core Equity 1 Fund — $10,001 – $50,000
LVIP Mondrian International Value Fund — $10,001 – $50,000
LVIP Global Moderate Allocation Managed Risk Fund — $1 – $10,000
LVIP Global Growth Allocation Managed Risk Fund — $1 – $10,000
	LVIP Blended Large Cap Growth Managed Volatility Fund — $1 – $10,000	Over $100,000
Gary D. Lemon	LVIP Dimensional International Equity Managed Volatility Fund — $10,001 – $50,000
LVIP Dimensional U.S. Equity Managed Volatility Fund — $10,001 – $50,000
	LVIP Dimensional/Vanguard Total Bond Fund — $10,001 – $50,000	Over $100,000
Thomas A. Leonard	LVIP SSGA Moderate Structured Allocation Fund — Over $100,000	Over $100,000
Charles I. Plosser	None	None
Thomas D. Rath	LVIP American Growth Fund — $50,001 – $100,000
LVIP Baron Growth Opportunities Fund — $50,001 – $100,000
LVIP BlackRock Inflation Protected Bond Fund — $1 – $10,000
LVIP Delaware Bond Fund — $50,001 – $100,000
LVIP Dimensional U.S. Core Equity 1 Fund — $1 – $10,000
LVIP Global Income Fund — $50,001 – $100,000
LVIP MFS Value Fund — $50,001 – $100,000
LVIP Mondrian International Value Fund — $50,001 – $100,000
LVIP SSGA Bond Index Fund — $50,001 – $100,000
LVIP SSGA Emerging Markets 100 Fund — $10,001 – $50,000
LVIP SSGA International Index Fund — $1 – $10,000
LVIP SSGA Small-Cap Index Fund — $1 – $10,000
	LVIP T.Rowe Price Growth Stock Fund — $1 – $10,000	Over $100,000
Pamela L. Salaway	LVIP Baron Growth Opportunities Fund — $10,001 – $50,000 LVIP Mondrian International Value Fund — $10,001 – $50,000 LVIP SSGA S&P 500 Index Fund — $50,001 – $100,000	Over $100,000
Kenneth G. Stella	LVIP Delaware Social Awareness Fund — over $100,000 LVIP Delaware Special Opportunities Fund — over $100,000	Over $100,000
David H. Windley	LVIP Delaware Special Opportunities Fund — $10,001 – $50,000
LVIP MFS Value Fund — $10,001 – $50,000
LVIP Mondrian International Value Fund — $10,001 – $50,000
LVIP SSGA Developed International 150 Fund — $10,001 – $50,000
	LVIP SSGA Large Cap 100 Fund — $10,001 – $50,000	Over $100,000
Nancy B. Wolcott	None	None
As of December 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds except as follows:  Elizabeth Hager may have been deemed to be a beneficial owner of securities issued by JP Morgan Chase & Co. (“JPMorgan”) as a result of beneficial ownership by her spouse of equity securities issued by JPMorgan. As of December 31, 2017,
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her spouse’s holdings of securities issued by JPMorgan had a market value of $8,982.96. The amount of securities owned by her spouse rounded to less than zero percent of the total outstanding equity securities issued by JP Morgan. JPMorgan is a controlling person of J.P. Morgan Investment Management Inc., sub-adviser to the LVIP JPMorgan High Yield Fund, the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund, and the LVIP JP Morgan Retirement Income Fund. As of February 15, 2018, no securities issued by JPMorgan were held by Ms. Hager or her spouse or any other immediate family member.
Compensation
The following table sets forth the compensation paid to the Trust’s Independent Trustees and by the Fund Complex for the fiscal year ended December 31, 2017:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb, Trustee	$268,000	$268,000
Elizabeth S. Hager, Trustee	269,000	269,000
Gary D. Lemon, Trustee	291,000	291,000
Thomas A. Leonard, Trustee	290,000	290,000
Charles I. Plosser*, Trustee	0	0
Thomas D. Rath, Trustee	268,000	268,000
Pamela L. Salaway, Trustee	269,000	269,000
Kenneth G. Stella, Trustee	310,000	310,000
David H. Windley, Trustee	265,000	265,000
Nancy B. Wolcott**, Trustee	14,500	14,500
*	Mr. Plosser was elected as an Independent Trustee effective January 1, 2018.
**	Ms. Wolcott was elected as an Independent Trustee effective October 1, 2017.
Investment Adviser and Sub-Advisers
Investment Adviser. Lincoln Investment Advisors Corporation (“LIA” or the “Adviser”) is the investment adviser to the Funds. LIA is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”). LIA's address is 150 N. Radnor-Chester Road, Radnor, Pennsylvania 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement, LIA manages each Fund's portfolio investments and reports to the Board of Trustees. Each Fund pays LIA a monthly fee equal to a percentage of the average daily net assets of that Fund. The aggregate annual rates of the fees payable by each Fund to LIA may vary according to the level of assets of that Fund.
For the fiscal year ended December 31, 2017, each Fund paid fees to LIA equal to the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund:
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Global Balanced Allocation Managed Risk Fund	0.25%
LVIP American Global Growth Allocation Managed Risk Fund	0.25%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	0.08%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.25%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.25%
LVIP Global Conservative Allocation Managed Risk Fund	0.25%
LVIP Global Growth Allocation Managed Risk Fund	0.25%
LVIP Global Moderate Allocation Managed Risk Fund	0.25%
LVIP U.S. Growth Allocation Managed Risk Fund	0.25%
Advisory Fees Paid by Each Fund
For the last three fiscal years ended December 31, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
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	2017	2016	2015
LVIP American Global Balanced Allocation Managed Risk Fund	$ 4,864,210	$ 4,952,644	$ 5,074,176
LVIP American Global Growth Allocation Managed Risk Fund	9,285,653	9,562,442	10,071,033
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	805,043	694,980	463,784
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	432,634	80,930 [1]	N/A
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	513,888	86,666 [1]	N/A
LVIP Global Conservative Allocation Managed Risk Fund	3,513,403	3,652,145	3,664,294
LVIP Global Growth Allocation Managed Risk Fund	22,633,342	22,376,817	23,163,729
LVIP Global Moderate Allocation Managed Risk Fund	18,157,231	18,122,849	18,635,612
LVIP U.S. Growth Allocation Managed Risk Fund	1,991,505	1,116,007	172,356
[1]	The Fund commenced operations on May 2, 2016.
Expense Reimbursements
For the last three fiscal years ended December 31, LIA reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2017	2016	2015
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	$N/A	$ N/A	$17,162
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	N/A	14,809 [1]	N/A
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	N/A	15,457 [1]	N/A
LVIP U.S. Growth Allocation Managed Risk Fund	N/A	N/A	10,717
[1]	The Fund commenced operations on May 2, 2016
With respect to LVIP BlackRock Global Allocation V.I. Managed Risk Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.67% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
With respect to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, the Adviser has contractually agreed to reimburse expenses to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.37% of average daily net assets for the Standard Class of the Fund (and 0.72% for the Service Class). The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Trust’s board of trustees and the Adviser.
With respect to the LVIP U.S. Growth Allocation Managed Risk Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee: 0.45% of average daily net assets of the Fund. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Consulting Services. LIA has retained Goldman Sachs Asset Management, L.P. (GSAM) to provide consulting services to LIA relating to the Funds. LIA pays consulting fees to such entities out of its advisory fees. GSAM does not have discretionary authority and cannot determine which securities the Funds will purchase or sell.
Sub-Advisers. As adviser, LIA is primarily responsible for investment decisions affecting each of the Funds under its management. For some Funds, LIA has delegated day-to-day portfolio management responsibility to investment management firms that serve as sub-advisers. Each sub-adviser makes investment decisions for its respective Fund in accordance with that Fund’s investment objectives and places orders on behalf of that Fund to effect those decisions. With respect to the Funds that are sub-advised, LIA provides ongoing oversight, including review of returns on a relative and absolute basis, a sub-adviser’s use of soft dollars, evaluation of execution quality and brokerage allocation and on-site compliance reviews.
Fund	Sub-Adviser
LVIP American Global Balanced Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP American Global Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
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Fund	Sub-Adviser
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	BlackRock Investment Management, LLC 55 E. 52nd Street New York, NY 10153
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	BlackRock Investment Management, LLC 55 E. 52nd Street New York, NY 10153
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP Global Conservative Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP Global Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP Global Moderate Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
LVIP U.S. Growth Allocation Managed Risk Fund	Milliman Financial Risk Management LLC 71 S. Wacker Drive, 31st Floor Chicago, IL 60606
BlackRock Investment Management, LLC (BlackRock) is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock has been an investment advisor since 1999.
Milliman Financial Risk Management LLC (Milliman) is a wholly-owned subsidiary of Milliman, Inc. Milliman is a global leader in financial risk management to the retirement savings industry. Established in 1998, Milliman includes over 150 professionals operating from three trading platforms around the world. Milliman, Inc. was founded in 1947 and is owned and operated by approximately 400 principals.
Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets
LVIP American Global Balanced Allocation Managed Risk Fund	0.06%
LVIP American Global Growth Allocation Managed Risk Fund	0.06%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	0.06%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.08%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.08%
LVIP Global Conservative Allocation Managed Risk Fund	0.06%
LVIP Global Growth Allocation Managed Risk Fund	0.06%
LVIP Global Moderate Allocation Managed Risk Fund	0.06%
LVIP U.S. Growth Allocation Managed Risk Fund	0.06%
Sub-Advisory Fees Paid by Each Fund
During the last three fiscal years ended December 31, the following amounts were paid for investment sub-advisory services with respect to the management of each Fund. LIA, not the Fund, pays all sub-advisory fees owed.
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	2017	2016	2015
LVIP American Global Balanced Allocation Managed Risk Fund	$1,232,073	$ 848,939	$N/A
LVIP American Global Growth Allocation Managed Risk Fund	2,351,894	1,627,141	N/A
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	637,195	425,606	N/A
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	142,920	26,822 [1]	N/A
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	169,763	28,708 [1]	N/A
LVIP Global Conservative Allocation Managed Risk Fund	889,954	628,058	N/A
LVIP Global Growth Allocation Managed Risk Fund	5,732,560	3,822,574	N/A
LVIP Global Moderate Allocation Managed Risk Fund	4,598,944	3,101,318	N/A
LVIP U.S. Growth Allocation Managed Risk Fund	504,212	218,456	N/A
[1]	The Fund commenced operations on May 2, 2016.
Service marks. The Funds’ service marks and the name “Lincoln” are used by the Funds with the permission of LNC, and their continued use is subject to LNC’s right to withdraw this permission in the event LIA ceases to be the Funds’ investment adviser.
In the prospectus and sales literature, the name BlackRock will be used with LVIP BlackRock Global Allocation V.I. Managed Risk Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. The continued use of these names is subject to the right of BlackRock to withdrawal its permission in the event it ceases to be the sub-adviser to the particular Fund it advises or a change to the underlying fund of a particular Fund.
Fund Expenses. Expenses specifically assumed by each Fund under its Investment Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LIA or each Fund’s sub-adviser (as applicable) responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2) on the SEC's website at http://www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager’s other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2017.
Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Lincoln Investment Advisors Corporation
Maria Ma, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Jay Shearon
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
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Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
Alex Zeng, PhD, CFA, CAIA
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
BlackRock Investment Management, LLC
Alan Mason
Registered Investment Companies	401	$ 1.17 T	0	$ 0
Other Pooled Investment Vehicles	805	$674,400	0	$ 0
Other Accounts	574	$611,200	5	$6,090
Amy Whitelaw
Registered Investment Companies	52	$ 49,890	0	$ 0
Other Pooled Investment Vehicles	483	$ 1.07 T	0	$ 0
Other Accounts	408	$150,500	3	$1,360
Milliman FRM*
Zachary Brown, CFA
Registered Investment Companies	3	$ 622.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Jeff Greco
Registered Investment Companies	3	$ 622.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Adam Schenck, CFA
Registered Investment Companies	46	$ 25,294	0	$ 0
Other Pooled Investment Vehicles	3	$ 361.5	0	$ 0
Other Accounts	0	$ 0	0	$ 0
*	Please note that Milliman FRM provides advisory and sub-advisory services to clients in a variety of ways, including as an overlay strategy. Milliman FRM calculates assets under management based on the total amount of assets in the portfolio, not just the overlay portion which Milliman FRM is directly responsible for managing. Milliman FRM believes that this more accurately reflects the nature of Milliman FRM’s services, which are providing risk management strategies to entire portfolios and not just to the overlay assets.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.
Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIA and the sub-advisers, if any, have adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
BlackRock Financial Management, Inc., BlackRock Advisors, LLC, and BlackRock Investment Management, LLC (BlackRock)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with
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respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Lincoln Investment Advisors Corporation (LIA)
LIA manages the Funds by investing at least 80% of all Fund assets in other mutual funds, including exchange-traded funds (collectively, underlying funds), through a structure known as “fund of funds.” Portfolio managers maintain an asset allocation strategy for each Fund and make investment decisions based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable. Differences in the investment strategies or restrictions among the Funds and other accounts may cause the portfolio managers to take action with respect to one Fund that differs from the action taken with respect to another Fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIA that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LIA receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIA or any affiliate of LIA.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIA does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIA seeks to manage competing interests for the time and attention of portfolio managers.
LIA has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIA’s Code of Ethics.
Milliman Financial Risk Management LLC
Milliman FRM does not have any affiliates other than its parent company and subsidiaries under common control with its parent company. We believe that our lack of affiliated broker-dealers, FCMs, insurance companies, or other financial services providers mitigates the risk of such conflicts of interest affecting the provision of our services.
Milliman FRM acts as an adviser or sub-adviser to institutional clients including life insurers. Certain of the mutual funds for which Milliman FRM also acts as adviser or sub-adviser may be included in the lineup of underlying funds in which such life insurers’ separate accounts invest. Milliman FRM’s compliance program and other corporate policies and procedures are implemented and enforced to prevent any potential conflicts from affecting our performance or services to our clients. For example, such conflicts may be mitigated by policies such as the inclusion of written disclosures or specific contractual provisions, or our client confidentiality and privacy policies.
Milliman FRM provides investment advisory services to certain funds that are sold to the retirement plan market. Another group within our parent company, Milliman, Inc., provides actuarial and administrative services to retirement plan sponsors, including public and private defined benefit and defined contribution plans. Some of these clients also engage Milliman FRM for investment advisory services. To avoid engaging in prohibited transactions, the value of clients’ investment in these trusts or funds may be excluded from Milliman FRM portfolio management fees or from the fees of the related services.
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From time to time, Milliman FRM and Milliman, Inc. will both advise the same client in relation to different aspects of their financial needs. Where this occurs, the relationship between Milliman and FRM is disclosed in advance and fees are structured in a manner that is fair to the client and consistent with applicable law.
Milliman FRM may recommend that current clients participate in services or programs offered by third parties with which we have a relationship, including the provision of sub-advisory services. In such cases we disclose to the current client the arrangement between Milliman FRM and the third party, and that we receive an economic benefit when recommending such programs by our receipt of a sub-advisory fee.
We are not aware of any effect these potential conflicts may have on the Funds at this time.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each Fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own Fund shares, but may invest their personal assets in Fund shares in accordance with their individual investment goals. A portfolio manager’s personal investment, or lack of investment, is not an indicator of that portfolio manager’s confidence in, or commitment to, a particular Fund or its investment strategy.
As of the Funds' fiscal year ended December 31, 2016, no portfolio manager of any Fund beneficially owned shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1, 2012. LFD is an affiliate of LIA, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of Fund shares. The offering of each such class is continuous.
For fiscal years ended December 31, 2015, 2016, and 2017, LFD received $136,933,533, $140,988,766, and $154,619,140, respectively, in compensation from the Trust.
Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life, an affiliate of LIA and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services.
For the fiscal years ended December 31, 2015, 2016 and 2017, the Trust paid Lincoln Life $7,896,768, $9,894,374, and $10,085,475, respectively, in administrative services fees.
Beginning May 1, 2017, the Trust has agreed to compensate Lincoln Life for contractholder servicing provided by Lincoln Life with respect to the Funds.  These contractholder services include, among others: responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders.  In addition, Lincoln Life provides certain corporate-level services to each of the Funds, such as: anti-money laundering and fraud prevention; privacy and data security; disaster recovery; and services related to regulatory duties, such as duties of confidentiality and disclosure.
For the fiscal year ended December 31, 2017, the Trust paid Lincoln Life $17,230,604 in contractholder servicing and corporate-level services fees.
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Securities Lending
None of the Funds engaged in any securities lending for the fiscal year ended December 31, 2017.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (“Accounting Agreement”) with The Bank of New York Mellon (“BNYM”), effective January 1, 2014, pursuant to which BNYM provides certain accounting services for the Funds. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (“NAV”) of each Fund’s shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays BNYM either an annual fee of $30,000 or an asset based fee, plus certain out-of-pocket expenses.
For fiscal years ended December 31, 2015, 2016 and 2017, the Trust paid BNYM an annual fee of $9,356,409 (representing 0.0118% of the average daily net assets of the Trust), $9,496,610 (representing 0.0117% of the average daily net assets of the Trust), and $10,029,254 (representing 0.0115% of the average daily net assets of the Trust), respectively.
Code of Ethics
The Trust, LIA and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LIA who regularly have access to information about securities purchase for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 94 Funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.
Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
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Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.
For these Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2) Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third-party insurance companies.
As of April 2, 2018, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds. The fund of funds generally will vote their shares of underlying funds in the same proportion as the vote of all of the other holders of the underlying fund's shares, a technique known as “echo voting.”
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of Service Class shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service Class may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to Insurance Companies or others, a monthly fee (Plan Fee) not to exceed 0.35% per annum of the average daily NAV of Service Class shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the Funds, except for the Service Class shares of the LVIP American Global Balanced Allocation Managed Risk Fund, LVIP American Global Growth Allocation Managed Risk Fund, LVIP BlackRock Global Allocation V.I. Managed Risk Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, for which the Plan Fee is currently 0.35%. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third parties for services rendered and/or expenses borne. A third party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person”, as defined in the 1940 Act, or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Service Class contract owners thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Service Class shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemptions of shares that would occur in the absence of the Plan or under alternative distribution schemes.
For the fiscal year ended December 31, 2017, the Service Class shares of the Trust paid Plan Fees for compensation to broker-dealers of approximately $154,619,140.
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Revenue Sharing
LIA and its affiliates, including LFD, may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the Funds, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of Fund shares or the sales of insurance products that are funded by the Funds and/or shareholder servicing (distribution assistance). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that are funded by the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.
A significant purpose of these payments is to increase sales of the Funds' shares and the products that contain the Funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.
Valuation of Portfolio Securities
Offering Price/NAV. The offering price of a Fund’s shares is based on the Fund’s net asset value (“NAV”) per share. A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Fund shares outstanding. A Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (“NYSE”) – normally 4:00 p.m. New York time, each business day.
In addition to the disclosure in each Fund’s prospectus under the “Pricing of Fund Shares” section, the value of each Fund’s investments is determined as follows:
Foreign Equity Securities. Foreign equity securities are generally valued based on their closing price on the principal foreign exchange for those securities, which may occur earlier than the NYSE close. A Fund then may adjust for market events, occurring between the close of the foreign exchange and the NYSE close. An independent statistical service has been retained to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models to determine adjustments for market events. Quotations of foreign securities in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents.
Over-the-Counter (“OTC”) Investments. OTC investments (including swaps and options) are generally valued by pricing services that use evaluated prices from various observable market and other factors. Certain forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates.
Exchange-Traded Futures, Options and Swaps. Exchange-traded futures, options and swaps are normally valued at the reported settlement price determined by the relevant exchange. Exchange-traded futures, options and swaps for which no settlement prices are reported are generally valued at the mean between the most recent bid and ask prices obtained from pricing services, established market makers, or from broker-dealers.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.
Each Fund will post all of its holdings to a publicly available website no earlier than 25 calendar days after quarter end. In addition, each Fund may post all of its holdings no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
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Each Fund also may provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public.
Certain Funds provide daily holdings information to affiliated persons of the Funds to better facilitate Fund and related insurance product operations.  In this regard, each Managed Risk Fund provides daily post-trade position reports, as well as reports showing the Fund’s daily futures transactions pursuant to the risk management strategy, to the annuity pricing group and market risk management group within Lincoln Life, LIA’s parent company. In addition, certain Funds provide monthly portfolio holdings on a post-trade basis to Lincoln Life approximately 20 days after the end of each month. The pricing group uses Fund information to support the group’s oversight of risk management functions for the Managed Risk Funds and Lincoln Life, but does not engage in any trading activities. The risk management group uses the information to hedge portfolio risks for Lincoln Life and for Lincoln insurance products and annuities.  Lincoln’s internal risk management functions are integral to supporting the relevant Funds and their associated insurance products.  Each of these information sharing arrangements is subject to: (1) a non-disclosure agreement; and (2) protections against (a) inappropriate trading based on the information and (b) conflicts of interest between the Funds and their affiliated persons.
Fund sub-advisers have an ongoing arrangement with the following third parties make available information about a Fund's portfolio holdings: (1) ratings organizations, such as Moodys, and S&P, provided generally on a monthly basis for the purpose of reviewing the particular fund; (2) portfolio analysis companies, such as Morningstar and Lipper, Factset Research Systems, Intex, Performance Attribution System, Linedata Services, Inc., Investment Technology Group Inc., Wilshire Associates, Inc., Bloomberg L.P., Trade Informatics, Investor Tools Perform, BARRA Aegis Systems, Global Trading Analytics, LLC, Citigroup, MoneyMate and Barclay Capital Point, Markit/Wall Street Office provided generally on a daily, monthly or quarterly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as Broadridge Financial Solutions, Inc., Glass, Lewis & Co., or Institutional Shareholder Services (ISS) - ISS/RiskMetrics provided generally on a daily basis or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services and software vendors, such as OMEGO LLC, Asia Outsourcing Services, Limited, Cogent Consulting, and Abel Noser provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services such as Bank of New York Mellon, Brown Brothers Harriman & Co., State Street Bank and Trust Company, State Street Investment Manager Solutions, provided generally on a daily basis for the purpose of providing operational functions including Fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connections with these arrangements.
Each Fund may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds’ investment adviser, or sub-advisers (collectively referred to as the adviser), trading services providers, custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the Adviser, nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. Management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance review and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life, LNY and other insurance companies. The offering price of a Fund’s shares is equal to its net asset value per share.
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If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.
Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh, Pennsylvania 15258.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Lincoln Life performs the Funds’ dividend and transfer agent functions.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, Ernst & Young LLP also reviews certain regulatory reports, review the Funds’ federal income tax returns, and performs other tax and advisory services when engaged to do so by the Trust.
Financial Statements
The audited financial statements and the reports for the year ended December 31, 2017, of Ernst & Young LLP thereon are incorporated by reference to each Fund’s annual report. We will provide a copy of each Fund's annual report, once available, on request and without charge. Either write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-4LINCOLN (454-6265).
Taxes
Each Fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a Fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies (the Income Requirement).
Any Fund that will close or liquidate would expect to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.
Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.
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Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.
A Fund or an underlying fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non-U.S. financial transactions taxes. Each Fund and underlying fund that is permitted to do so may elect to “pass through” to its investors, including a Fund, the amount of non-U.S. income taxes paid by the Fund or underlying fund. A Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, taxable dividends, taxable annuity payments and net gain from investments) of certain individuals, trusts and estates.
Dividends paid by the Company from its ordinary income and distributions of the Company’s net realized capital gains are includable in the respective Insurance Company’s gross income. Distributions of the Company’s net realized long-term capital gains retain their character as long-term capital gains in the hands of the Insurance Companies if certain requirements are met. The tax treatment of such dividends and distributions depends on the respective Insurance Company’s tax status. To the extent that income of the Company represents dividends on common or preferred stock, rather than interest income, its distributions to the Insurance Companies will be eligible for the present 70% dividends received deduction applicable in the case of a life insurance company as provided in the Code. See the Prospectus for the Contracts for a description of the respective Insurance Company’s tax status and the charges which may be made to cover any taxes attributable to the Separate Account. Not later than 60 days after the end of each calendar year, the Company will send to the Insurance Companies a written notice required by the Code reporting the amount and character of any distributions made during such year. Any benefits of such designation will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or in other regulated investment companies, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by the Insurance Companies. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, the Insurance Companies would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes. Not later than 60 days after any year for which it makes such an election, a Fund will report to the Insurance Companies the amount per share of such foreign income tax that must be included in gross income and the amount which will be available for the deduction or credit. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed. Foreign taxes paid by each Fund will reduce the return from the Fund’s investments. Any benefits of such reporting will inure to the benefit of the Insurance Companies and will not be shared with Contract holders.
Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.
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Appendix A — Long and Short-Term Credit Ratings
Certain of the Funds investment policies and restrictions include reference to bond (long-term) and commercial paper (short-term) ratings. The following is a discussion of the rating categories of Moody’s Investor Service, Inc. and Standard & Poor’s Financial Services LLC.
Long-Term Credit Ratings
Moody’s
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B - Obligations rated B are considered speculative and are subject to high credit risk.
Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Short-Term Credit Ratings
Moody’s
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects
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Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
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Appendix B — Proxy Voting Policies and Procedures
Lincoln Investment Advisors Corporation
I. Introduction
The Board of Trustees (the “Board”) of each series of Lincoln Variable Insurance Products Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Investment Advisors Corporation (“LIAC”).
LIAC has adopted these Policies and Procedures to govern LIAC’s implementation of proxy voting for LIAC’s clients, which include the Lincoln Funds.
II. Policies
LIAC shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, “Clients”).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LIAC believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LIAC votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LIAC will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•	Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LIAC may invest directly in equity and fixed income securities, and other types of investments. LIAC will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LIAC will vote proxies in the Client’s best interests, as determined by LIAC. In making such determination, LIAC may rely on analysis from proxy voting consultants or third-party proxy voting services. LIAC will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LIAC may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LIAC advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LIAC shall review each sub-adviser’s proxy voting policies and procedures as follows:
•	Before a sub-adviser is retained, LIAC’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•	Each quarter, LIAC’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LIAC’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•	During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LIAC reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.
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C. Funds of Funds
LIAC advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LIAC shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LIAC shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LIAC advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LIAC identifies a potential material conflict of interest between: a Client and LIAC, or any LIAC-affiliated entity, LIAC will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LIAC. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LIAC shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LIAC will disclose how Clients may obtain information about how LIAC voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LIAC shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a)	Proxy Voting Policies and Procedures;
(b)	Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);
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(c)	A copy of any document that LIAC, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d)	A copy of each written request from a Client, and any response to the Client, for information on how LIAC voted the Client’s proxies.
BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
PROXY VOTING GUIDELINES FOR U.S. SECURITIES
These guidelines should be read in conjunction with BlackRock’s Investment Stewardship Global Corporate Governance and Engagement Principles, which are available on-line at .
Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting guidelines
These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.
The six key themes are:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
Boards and directors
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Director independence
We expect that a board should be majority independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent.
Our view of independence may vary slightly from listing standards — we are typically more stringent when evaluating the independence of founders, family members, and other business relationships.
In particular, common impediments to independence in the U.S. include may include:
•	Employment by the company or a subsidiary as a senior executive within the past five years
•	Status as a founder of the company
•	Substantial business or personal relationships with the company or the company’s senior executives
•	Family relationships with senior executives or founders of the company
•	An equity ownership in the company in excess of 20%
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We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
Classified board of directors/staggered terms
We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. As such, we will typically support proposals requesting board de-classification.
Without a voting mechanism to immediately address concerns of a specific director, we may be choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include, the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interest of shareholders, as it ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to align their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/ or shifts in the business and related risk environment.
Separation of chairman and CEO positions
We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair/ CEO model, we generally support the designation of a lead independent director if he/ she has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3)
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preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair/ CEO.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Blank check preferred
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change, and receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
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Mergers, asset sales, and other special transactions
BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational and/ or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
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Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders;
•	An evaluation of whether management attempted to maximize shareholder value in the triggering event;
•	The percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;
•	Whether excessively large excise tax gross up payments are part of the payout;
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case by case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Social, ethical and environmental issues
See “Stewardship Global Corporate Governance and Engagement Principles.”
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/ or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the
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new charter/ articles/ by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend by-laws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Milliman Financial Risk Management LLC
When acting as the primary investment adviser to investment companies which invest in other unaffiliated investment companies (Underlying Funds), the Company shall vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted (“mirror vote”), or in accordance with instructions received from fund shareholders. The Company only votes proxies in instances where it is the primary adviser to a registered investment company as defined in the Investment Company Act.
Please Note: The Company will not be the primary adviser to the Funds; in addition, the Company expects that it will only be engaging in derivative transactions for the Funds, and derivatives do not carry voting rights. As such, the Proxy Voting Policy will not apply.
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Appendix C — Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2017:
Lincoln Investment Advisors Corporation
The equity programs are designed to position LIA to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.
LONG-TERM INCENTIVE PLAN PROGRAM: From time to time long-term incentive equity awards are granted to certain key employees. Equity awards are generally granted in the form of Lincoln National Corporation restricted stock units that, once vested, settle in Lincoln National Corporation common stock.
DEFERRED COMPENSATION PROGRAM: A portion of the cash compensation paid to eligible LIA employees may be voluntarily deferred at their election for defined periods of time into an account that may be invested in mutual funds. The mutual fund investment options available in such accounts do not currently include LIA-advised funds.
BlackRock Advisors, LLC (BlackRock)
BlackRock Investment Management, LLC (BlackRock)
BlackRock Financial Management, Inc. (BlackRock)
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2017.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Mses. Aguirre and Whitelaw and Messrs. Jue, Mason and Savage
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre and Whitelaw and Messrs. Jue, Mason and Savage is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. DeSpirito, Franklin, Savi, Tapia, and Zhao
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Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Tony DeSpirito	Russell 2500 Value Index; Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP Alerian MLP Infrastructure Index; S&P North American Natural Resources Sector Index; S&P 500 Index; DJ Brookfield Global Infrastructure Composite Yield (USD Hedged); 70% S&P Utilities / 30% S&P Telecom (before 08/2003 S&P Utility); Morningstar US Large-Cap Blend Equity;LIPPER Equity Income Funds; LIPPER Options Arbitrage/Opt Strategies Funds; LIPPER Global Natural Resources Funds; 50% SNP500NR2/50% SP5100OW Index; LIPPER Utility Funds
Kevin Franklin Raffaele Savi	No benchmarks
Franco Tapia David Zhao	Russell 2500 Value Index; Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Alerian MLP Infrastructure Index; S&P North American Natural Resources Sector Index; S&P 500 Index; DJ Brookfield Global Infrastructure Composite Yield (USD Hedged); 70% S&P Utilities / 30% S&P Telecom (before 08/2003 S&P Utility); Morningstar US Large-Cap Blend Equity; LIPPER Equity Income Funds; LIPPER Options Arbitrage/Opt Strategies Funds; LIPPER Global Natural Resources Funds 50% SNP500NR2/50% SP5100OW Index; LIPPER Utility Funds
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation – Messrs. Allen, Dickstein, Mauro and Radell
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Christopher Allen	Varied Euro-Based Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
James Mauro	A combination of market-based indices (e.g., Bloomberg Barclays MBS Index and the Bloomberg Barclays U.S. TIPS 0-5 Years Index)
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Portfolio Manager	Benchmarks
Scott Radell	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Christofel, Gates and Shingler
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Christofel, Gates and Shingler is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. With the exception of Mr. Allen, the portfolio managers are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.
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Milliman Financial Risk Management LLC
Compensation Overview
Milliman FRM portfolio managers and other employees are paid competitive salaries by Milliman FRM. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Investment professionals and other key employees also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s contributions to the organization and other factors.
As Milliman FRM is primarily concerned with managing and reducing financial risk for its clients, one factor in determining bonuses is how well portfolio managers and traders manage risk; bonuses are not contingent on taking excessive risks or chasing high returns. Salaries and discretionary bonuses are intended to allow Milliman FRM to compete for and retain talented professionals with appropriate experience and capabilities that complement our risk management business.
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Lincoln Variable Insurance Products Trust

Part C - Other Information

Item 28. Exhibits

Defined Terms for Exhibits:

•	Lincoln Investment Advisors Corporation (“LIAC”)
•	Lincoln Variable Insurance Products Trust (“LVIP Trust”)
•	Lincoln Financial Distributors, Inc. (“LFD”)
•	The Lincoln National Life Insurance Company (“Lincoln Life”)
•	Lincoln Life & Annuity Company of New York (“Lincoln New York”)

Key: For sub-advisers that have entered into more than one sub-advisory agreement with LIAC, the funds that are managed pursuant to each sub-advisory agreement are parenthetically noted in Item 28(d).

(a)	(1)	Agreement and Declaration of Trust of LVIP Trust(1)
	(2)	Certificate of Trust(17)
(b)		By-Laws of LVIP Trust(23)
(c)	(1)	By-Laws of LVIP Trust, Articles II, VII and VIII(23)
	(2)	Agreement and Declaration of Trust of LVIP Trust, Articles III, V, and VI(1)
(d)	(1)(a)	Investment Management Agreement dated April 30, 2007, as amended March 15, 2012, between LVIP Trust and LIAC(13)
	(1)(b)	Schedule A to the Investment Management Agreement dated April 30, 2007, as amended June 22, 2016, between LVIP Trust and LIAC(25)
	(2)	No Longer Applicable
	(3)	No Longer Applicable
	(4)	Sub-Advisory Agreement dated June 5, 2007 between LIAC and BAMCO, Inc.(15)
	(5)	Sub-Advisory Agreement dated March 21, 2016 between LIAC and BlackRock Advisors, LLC(24)
	(6)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and BlackRock Investment Management, LLC (LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund)(18)
	(7)	Sub-Advisory Agreement dated April 30, 2010 between LIAC and BlackRock Financial Management, Inc.(15)
	(8)(a)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and BlackRock Investment Management, LLC (LVIP BlackRock Multi-Asset Income Fund)(20)
	(8)(b)	Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock International Limited(20)
	(8)(c)	Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock Asset Management North Asia Limited(20)
	(8)(d)	Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock (Singapore) Limited(20)
	(9)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Wellington Management Company, LLP (LVIP Wellington Capital Growth Fund)(15)
	(10)(a)	Sub-Advisory Agreement dated September 28, 2012 between LIAC and CBRE Clarion Securities LLC (18)
	(10)(b)	Schedule A to the Sub-Advisory Agreement effective April 1, 2018 between LIAC and CBRE Clarion Securities LLC (30)
	(11)(a)	Sub-Advisory Agreement dated January 4, 2010 between LIAC and Delaware Management Company (LVIP Delaware Bond Fund, LVIP Delaware Social Awareness Fund, and LVIP Delaware Special Opportunities Fund)(15)
	(11)(b)	Assignment effective June 30, 2013 to Delaware Investments Fund Advisers of Sub-Advisory Agreement dated January 4, 2010 between LIAC and Delaware Management Company(19)
	(12)	Sub-Advisory Agreement dated October 1, 2014 between LIAC and Delaware Investments Fund Advisers (LVIP Delaware Wealth Builder Fund)(23)
	(13)(a)	Sub-Advisory Agreement dated May 1, 2010 between LIAC and Delaware Management Company (LVIP Delaware Diversified Floating Rate Fund)(15)
	(13)(b)	Assignment effective June 30, 2013 to Delaware Investments Fund Advisers of Sub-Advisory Agreement dated May 1, 2010 between LIAC and Delaware Management Company(19)
	(14)	Sub-Advisory Agreement effective May 1, 2015 between LIAC and Dimensional Fund Advisors LP(22)
	(15)(a)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Franklin Advisers, Inc. (LVIP Franklin Templeton Multi-Asset Opportunities Fund and LVIP Franklin Templeton Global Equity Managed Volatility Fund)(20)
	(15)(b)	Schedule A to the Sub-Advisory Agreement effective April 1, 2018 between LIAC and Franklin Advisers, Inc.(30)
	(15)(c)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and K2/D&S Management Co., L.L.C.(20)

(15)(d)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Templeton Investment Counsel, LLC(20)
(15)(e)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC(20)
(16)	Sub-Advisory Agreement dated May 1, 2009 between LIAC and Franklin Advisers, Inc. (LVIP Global Income Fund)(15)
(17)	Sub-Advisory Agreement dated January 27, 2016 between LIAC and Franklin Advisory Services, LLC (LVIP Franklin Templeton Global Equity Managed Volatility Fund) (24)
(18)	Sub-Advisory Agreement dated January 27, 2016 between LIAC and Franklin Mutual Advisers, LLC(24)
(19)(a)	Sub-Advisory Agreement effective May 1, 2016 between LIAC and Milliman Financial Risk Management LLC(24)
(19)(b)	Schedule A to the Sub-Advisory Agreement effective February 1, 2018 between LIAC and Milliman Financial Risk Management LLC(30)
(20)	Sub-Advisory Agreement dated July 12, 2011 between LIAC and Mondrian Investment Partners Limited (LVIP Global Income Fund)(15)
(21)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Goldman Sachs Asset Management, L.P.(20)
(22)	Sub-Advisory Agreement dated April 30, 2015 between LIAC and Ivy Investment Management Company(22)
(23)	Sub-Advisory Agreement dated April 30, 2010 between LIAC and J.P. Morgan Investment Management Inc. (LVIP JPMorgan High Yield Fund)(15)
(24)(a)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and J.P. Morgan Investment Management Inc. (LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund and LVIP JPMorgan Retirement Income Fund)(18)
(24)(b)	Schedule A to the Sub-Advisory Agreement dated September 21, 2012, as amended July 1, 2017, between LIAC and J.P. Morgan Investment Management Inc. (LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund and LVIP JPMorgan Retirement Income Fund)(30)
(25)	Sub-Advisory Agreement dated October 1, 2010 between LIAC and Massachusetts Financial Services Company (LVIP MFS International Growth Fund)(15)
(26)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Massachusetts Financial Services Company (LVIP MFS Value Fund)(15)
(27)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Wellington Management Company, LLP (LVIP Wellington Mid-Cap Value Fund)(15)
(28)	Sub-Advisory Agreement dated July 12, 2011 between LIAC and Mondrian Investment Partners Limited (LVIP Mondrian International Value Fund)(15)
(29)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Pacific Investment Management Company LLC(20)
(30) (a)	Sub-Advisory Agreement dated April 30, 2008 between LIAC and SSGA Funds Management, Inc. (LVIP SSGA S&P 500 Index Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Small-Cap Index Fund, LVIP SSGA International Index Fund, LVIP SSGA Large Cap 100 Fund, LVIP SSGA Small-Mid Cap 200 Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, and LVIP SSGA Mid-Cap Index Fund)(15)
(30) (b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2008, as amended May 1, 2018, between LIAC and SSGA Funds Management, Inc. (LVIP SSGA Short-Term Bond Index Fund)(30)
(31)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and SSGA Funds Management, Inc. (LVIP SSGA Global Tactical Allocation Managed Volatility Fund)(18)
(32)(a)	Sub-Advisory Agreement effective May 1, 2016 between LIAC and SSGA Funds Management, Inc. (LVIP ClearBridge Large Cap Managed Volatility Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP Select Core Equity Managed Volatility Fund, LVIP SSGA International Managed Volatility Fund, LVIP Invesco Diversified Equity-Income Managed Volatility Fund, LVIP Invesco Select Equity Managed Volatility Fund, LVIP Franklin Templeton Value Managed Volatility Fund, LVIP Blended Core Equity Managed Volatility Fund, LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA SMID Cap Managed Volatility Fund, LVIP MFS International Equity Managed Volatility Fund, LVIP Dimensional International Equity Managed Volatility Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP JP Morgan Select Mid Cap Value Managed Volatility Fund, LVIP Franklin Templeton Global Equity Managed Volatility Fund, LVIP Blended Mid Cap Managed Volatility Fund, LVIP BlackRock Dividend Value Managed Volatility Fund, and LVIP Blended Large Cap Growth Managed Volatility Fund)(24)
(32)(b)	Schedule A to the Sub-Advisory Agreement effective May 1, 2016, as amended December 27, 2017, between LIAC and SSGA Funds Management, Inc.(30)
(33)(a)	Sub-Advisory Agreement dated February 8, 2016 between LIAC and T. Rowe Price Associates, Inc. (LVIP Blended Mid Cap Managed Volatility Fund)(24)

2

	(33)(b)	Schedule A to the Sub-Advisory Agreement effective February 8, 2016, as amended March 8, 2016, between LIAC and T. Rowe Price Associates, Inc. (LVIP Blended Mid Cap Managed Volatility Fund)(30)
	(34)(a)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Growth Stock Fund)(15)
	(34)(b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2007, as amended September 13, 2017, between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Growth Stock Fund) (30)
	(35)(a)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Structured Mid-Cap Growth Fund)(15)
	(35)(b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2007, as amended March 8, 2016, between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Structured Mid-Cap Growth Fund)(30)
	(36)	Sub-Advisory Agreement dated February 1, 2018 between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund)(29)
	(37)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and Templeton Investment Counsel, LLC(18)
	(38)	No Longer Applicable
	(39)	No Longer Applicable
	(40)	Sub-Advisory Agreement dated February 8, 2016 between LIAC and Wellington Management Company, LLP (LVIP Blended Large Cap Growth Managed Volatility Fund)(24)
	(41)	Sub-Advisory Agreement dated July 1, 2016 between LIAC and Western Asset Management Company(25)
	(42)(a)	Advisory Fee Waiver Agreement dated March 7, 2013 between LIAC and LVIP Trust(18)
	(42)(b)	Schedule A to the Advisory Fee Waiver Agreement dated March 7, 2013, as amended April 10, 2018, between the LIAC and LVIP Trust(30)
(e)	(1)(a)	Principal Underwriting Agreement dated January 1, 2012 between LVIP Trust and LFD(13)
	(1)(b)	Amendment effective May 1, 2018 to Principal Underwriting Agreement dated January 1, 2012 between LVIP Trust and LFD(30)
(f)		N/A
(g)	(1)(a)	Mutual Fund Custody and Services Agreement dated October 1, 2007 between LVIP Trust and Mellon Bank, N.A.(12)
	(1)(b)	Appendix D to the Mutual Fund Custody and Services Agreement dated October 1, 2007, as amended April 27, 2018, between LVIP Trust and The Bank of New York Mellon (formerly Mellon Bank, N.A.)(30)
(h)	(1)(a)	Fund Accounting and Financial Administration Services Agreement dated October 1, 2007 between LVIP Trust and Mellon Bank, N.A.(4)
	(1)(b)	Schedule A to the Fund Accounting and Financial Administration Services Agreement dated October 1, 2007, as amended April 27, 2018, between LVIP Trust and The Bank of New York Mellon (formerly Mellon Bank, N.A.)(30)
	(2)(a)	Administration Agreement dated January 1, 2015 between LVIP Trust and Lincoln Life(21)
	(2)(b)	Administration Agreement Amendment effective May 1, 2017 between LVIP Trust and Lincoln Life(30)
	(3)	Form of Indemnification Agreement(13)
	(4)(a)	No Longer Applicable
	(4)(b)	No Longer Applicable
	(5)	Consulting Agreement dated April 29, 2011 between LIAC and Dimensional Fund Advisors LP(14)
	(6)	Consulting Agreement dated January 1, 2018 between LIAC and Goldman Sachs Asset Management, L.P.(30)
	(7)	Consulting Agreement dated April 29, 2011 between LIAC and The Vanguard Group Inc.(14)
	(8)	Administrative Services Agreement dated July 30, 2010 between Capital Research and Management Company and LIAC(10)
	(9)(a)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln Life and LVIP Trust(5)
	(9)(b)	Amendment effective May 1, 2014 to the Fund Participation Agreement between Lincoln Life and LVIP Trust(20)
	(10)(a)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln New York and LVIP Trust(6)
	(10)(b)	Amendment effective May 1, 2014 to the Fund Participation Agreement between Lincoln New York and LVIP Trust(20)
	(11)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, Great-West Life & Annuity Insurance Company, and First-Great West Life & Annuity Insurance Company(3)
	(12)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Nationwide Financial Services, Inc.(3)
	(13)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and New York Life Insurance and Annuity Corporation(3)

3

	(14)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, Lincoln Investment Advisors and RiverSource Life Insurance Company(3)
	(15)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Standard Insurance Company(3)
	(16)	Fund Participation Agreement dated July 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York, LIAC, American Funds Insurance Series, Capital Research and Management Company, Capital Income Builder, Intermediate Bond Fund of America, Short-Term Bond Fund of America and American Funds Service Company(10)
	(17)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and AIG Life Insurance Company(8)
	(18)(a)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and American International Life Assurance Company of New York(8)
	(18)(b)	Assignment dated November 30, 2010 of Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and American International Life Assurance Company of New York to United States Life Insurance Company in the City of New York(8)
	(19)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and Commonwealth Annuity and Life Insurance Company(8)
	(20)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and First Allmerica Financial Life Insurance Company(8)
	(21)	Master Fund Participation Agreement dated June 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company(9)
	(22)(a)	Form of Fund of Funds Participation Agreement Pursuant to SEC Exemptive Order under Section 12 of the Investment Company Act of 1940 (20)
	(23)(b)	Form of Fund of Funds Operational Participation Agreement(20)
	(24)(a)	Expense Limitation Agreement dated March 7, 2013 between LIAC and LVIP Trust(18)
	(25)(b)	Schedule A to the Expense Limitation Agreement dated March 7, 2013, as amended April 10, 2018 between the LIAC and LVIP Trust(30)
	(26)	Amendment to Money Market Fee Waiver Agreement effective May 1, 2018 between LIAC, LVIP Trust, and LFD(30)
(i)	(1)	Legal Opinion of Counsel dated April 1, 2003 regarding issuance of shares(1)
	(2)	Legal Opinion of Counsel dated April 27, 2007 regarding issuance of shares(3)
(j)	(1)	Power of Attorney (LVIP Trust) dated December 5, 2011(11)
	(2)	Power of Attorney (LVIP Trust) dated January 7, 2013(17)
	(3)	Powers of Attorney (LVIP Trust) dated January 15, 2014(19)
	(4)	Power of Attorney (LVIP Trust) dated January 6, 2016(23)
	(5)	Consent of Independent Registered Public Accounting Firm dated April 26, 2018(30)
	(6)	Power of Attorney (LVIP Trust) dated April 20, 2017(26)
	(7)	Power of Attorney (LVIP Trust) dated November 28, 2017(27)
	(8)	Power of Attorney (LVIP Trust) dated January 2, 2018(28)
(k)		N/A
(l)		N/A
(m)	(1)	Service Class Distribution and Service Plan(16)
	(2)(a)	Distribution Services Agreement dated May 1, 2008 between LVIP Trust and LFD(16)
	(2)(b)	Schedule A to the Distribution Services Agreement dated May 1, 2008, as amended April 10, 2018, between LVIP Trust and LFD(30)
(n)		Rule 18f-3 Multiple Class Plan approved September 15, 2015(23)
(o)		Reserved
(p)	(1)	Code of Ethics for LVIP Trust and LIAC(24)
	(2)	Code of Ethics for LFD(12)
	(3)	No Longer Applicable
	(4)	Code of Ethics for BAMCO, Inc.(22)
	(5)	Code of Ethics for BlackRock affiliated companies(22)
	(6)	Code of Ethics for CBRE Clarion Securities LLC(22)
	(7)	Code of Ethics for Capital Research and Management Company(30)
	(8)	Code of Ethics for Delaware Investments(19)
	(9)	Code of Ethics for Dimensional Fund Advisors LP(22)
	(10)	Code of Ethics for Franklin affiliated companies(20)
	(11)	Code of Ethics for Goldman Sachs Asset Management, L.P.(22)
	(12)	Code of Ethics for Ivy Investment Management Company(22)
	(13)	No Longer Applicable

4

(14)	Code of Ethics for J.P. Morgan Investment Management Inc. and affiliated companies(22)
(15)	Code of Ethics for Loomis, Sayles & Company, L.P. (30)
(16)	Code of Ethics for MFS Investment Management(26)
(17)	Code of Ethics for Milliman Financial Risk Management LLC(24)
(18)	Code of Ethics for Mondrian Investment Partners Limited(2)
(19)	Code of Ethics for Pacific Investment Management Company LLC (26)
(20)	Code of Ethics for SSGA Funds Management, Inc.(30)
(21)	Code of Ethics for T. Rowe Price Group, Inc.(23)
(22)	No Longer Applicable
(23)	Code of Ethics for Wellington Management Company, LLP(19)
(24)	Code of Ethics for Western Asset Management Company(25)

(1)	Filed on April 4, 2003 with Post-Effective Amendment No. 13 (File No. 33-70742), and incorporated by reference.
(2)	Filed on April 5, 2006 with Post-Effective Amendment No. 19 (File No. 33-70742), and incorporated by reference.
(3)	Filed on April 15, 2008 with Post-Effective Amendment No. 41 (File No. 33-70742), and incorporated by reference.
(4)	Filed on March 20, 2009 with Post-Effective Amendment No. 59 (File No. 33-70742), and incorporated by reference.
(5)	Filed on April 3, 2009 with Post-Effective Amendment No. 21 (File No. 333-68842), and incorporated by reference.
(6)	Filed on April 9, 2009 with Post-Effective Amendment No. 6 (File No. 333-145531), and incorporated by reference.
(7)	Filed on July 30, 2010 with Post-Effective Amendment No. 92 (File No. 33-70742), and incorporated by reference.
(8)	Filed on April 6, 2011 with Post-Effective Amendment No. 99 (File No. 33-70742), and incorporated by reference.
(9)	Filed on April 12, 2011 with Post-Effective Amendment No. 103 (File No. 33-70742), and incorporated by reference.
(10)	Filed on April 12, 2011 with Post-Effective Amendment No. 104 (File No. 33-70742), and incorporated by reference.
(11)	Filed on January 24, 2012 with Post-Effective Amendment No. 121 (File No. 33-70742), and incorporated by reference.
(12)	Filed on March 1, 2012 with Post-Effective Amendment No. 123 (File No. 33-70742), and incorporated by reference.
(13)	Filed on April 9, 2012 with Post-Effective Amendment No. 125 (File No. 33-70742), and incorporated by reference.
(14)	Filed on April 11, 2012 with Post-Effective Amendment No. 129 (File No. 33-70742), and incorporated by reference.
(15)	Filed on April 30, 2012 with Post-Effective Amendment No. 132 (File No. 33-70742), and incorporated by reference.
(16)	Filed on August 27, 2012 with Post-Effective Amendment No. 141 (File No. 33-70742), and incorporated by reference.
(17)	Filed on January 7, 2013 with Post-Effective Amendment No. 143 (File No. 33-70742), and incorporated by reference.
(18)	Filed on April 30, 2013 with Post-Effective Amendment No. 145 (File No. 33-70742), and incorporated by reference.
(19)	Filed on January 27, 2014 with Post-Effective Amendment No. 150 (File No. 33-70742), and incorporated by reference.
(20)	Filed on April 30, 2014 with Post-Effective Amendment No. 152 (File No. 33-70742), and incorporated by reference.
(21)	Filed on January 6, 2015 with Post-Effective Amendment No. 157 (File No. 33-70742), and incorporated by reference.
(22)	Filed on April 30, 2015 with Post-Effective Amendment No. 162 (File No. 33-70742), and incorporated by reference.
(23)	Filed on January 8, 2016 with Post-Effective Amendment No. 164 (File No. 33-70742), and incorporated by reference.
(24)	Filed on April 29, 2016 with Post-Effective Amendment No. 168 (File No. 33-70742), and incorporated by reference.
(25)	Filed on June 30, 2016 with Post-Effective Amendment No. 170 (File No. 33-70742), and incorporated by reference.
(26)	Filed on April 28, 2017 with Post-Effective Amendment No. 178 (File No. 33-70742), and incorporated by reference.
(27)	Filed on November 30, 2017 with Post-Effective Amendment No. 180 (File No. 33-70742), and incorporated by reference.
(28)	Filed on January 4, 2018 with Post-Effective Amendment No. 181 (File No. 33-70742), and incorporated by reference.
(29)	Filed on January 31, 2018 with Post-Effective Amendment No. 182 (File No. 33-70742), and incorporated by reference.
(30)	Filed on April 30, 2018 with Post-Effective Amendment No. 186 (File No. 33-70742), and incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

A diagram of all persons under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 3 of the Registration Statement of The Lincoln National Life Insurance Company filed on Form N-4 (File No. 333-170695) on March 30, 2012.

See also “Purchase and Sale of Fund Shares” in the Prospectus disclosure forming Part A of this Registration Statement and “Control Persons and Principal Holders of Securities” in the Statement of Additional Information disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The Lincoln National Life Insurance Company for its Variable Annuity Accounts C, E, H, L, N, Q, T, W, JL-A, JF-I, and JF-II; and for its Flexible Premium Variable Life Accounts D, G, K, M, R, S, Y, JF-A, and JA-C; and for its Separate Account A; and Lincoln Life & Annuity Company of New York for its Variable Annuity Accounts C, H, L, and N and for its Flexible Premium Variable Life Accounts M, R, S, Y, and JA-B; and certain non-registered separate accounts of The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. Shareholders of the Trust may also include certain unaffiliated insurance companies with respect to the LVIP Baron Growth Opportunities Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, and LVIP SSGA International Index Fund. Certain “fund of funds” of the Trust may also invest in other of the Trust’s series of funds.

No persons are controlled by the Registrant.

5

Item 30. Indemnification

As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Article VII, Section 2 of the Trust’s Agreement and Declaration of Trust (Exhibit 28(a) to the Registration Statement) and Article VI of the Trust’s By-Laws (Exhibit 28(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Trust which obligates the Trust to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933” Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreements (Exhibits 28(d)(1) and (2) to the Registration Statement) limits the liability of Lincoln Investment Advisors Corporation (“LIAC”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the Agreements. Certain other agreements to which the Trust is a party also contain indemnification provisions.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with SEC Release No. 11330 so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser

Information pertaining to any business and other connections of Registrant’s adviser, LIAC, is hereby incorporated by reference from the sections captioned “Investment Adviser” or “Investment Adviser and Sub-Adviser” in the Prospectus and Statement of Additional Information (“SAI”) disclosures forming Parts A and B, respectively, of this Registration Statement, and Item 7 of Part II of LIAC’s Form ADV filed separately with the SEC.

Information regarding any business and other connections of the Registrant’s sub-advisers (collectively, the “Sub-Advisers”) is incorporated by reference from the sections captioned “Investment Adviser and Sub-Advisers” of the Prospectus and SAI disclosures forming Parts A and B, respectively, of this Registration Statement and Item 7 of Part II of the Sub-Advisers’ Forms ADV filed separately with the SEC. The Sub-Advisers include:

•	BAMCO, Inc.;
•	BlackRock Advisors, LLC;
•	BlackRock Financial Management, Inc.;
•	BlackRock Investment Management, LLC;
•	CBRE Clarion Securities LLC;
•	Delaware Investments Fund Advisers;
•	Dimensional Fund Advisors LP;
•	Franklin Advisers, Inc.;
•	Franklin Advisory Services, LLC;
•	Franklin Mutual Advisers, LLC;
•	Goldman Sachs Asset Management, L.P.;
•	Ivy Investment Management Company;

6

•	JPMorgan Investment Management Inc.;
•	Loomis, Sayles & Company, L.P.;
•	Massachusetts Financial Services Company;
•	Milliman Financial Risk Management LLC;
•	Mondrian Investment Partners Limited;
•	Pacific Investment Management Company LLC;
•	SSGA Funds Management, Inc.;
•	T. Rowe Price Associates, Inc.;
•	Templeton Investment Counsel, LLC;
•	Wellington Management Company, LLP; and
•	Western Asset Management Company.

Information concerning the other businesses, professions, vocations, and employment of a substantial nature during the past two years of the directors and officers of LIAC and the Sub-Advisers is incorporated by reference to Schedule A and Schedule D of LIAC’s Form ADV and the respective Forms ADV for the Sub-Advisers.

Item 32. Principal Underwriters

(a)         Lincoln Financial Distributors, Inc. (“LFD”) currently serves as principal underwriter for the Trust. LFD also serves as the principal underwriter for: Lincoln Advisors Trust; Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; Lincoln Life Flexible Premium Variable Life Account Z; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; and Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C.

LFD also serves as principal underwriter for: Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life & Annuity Flexible Premium Variable Life Account Y; and Lincoln Life & Annuity Flexible Premium Variable Life Account Z.

(b)         Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with Trust
Andrew J. Bucklee*	Senior Vice President and Director	N/A

Wilford H. Fuller*	President, Chief Executive Officer and Director	N/A

John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director	N/A

Christopher P. Potochar*	Senior Vice President and Director	N/A

Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel	N/A

Carrie L. Chelko*	Senior Vice President	N/A

Jeffrey D. Coutts*	Senior Vice President and Treasurer	Senior Vice President and Treasurer

Patrick J. Lefemine**	Senior Vice President	N/A

Thomas O’Neill*	Senior Vice President, Chief Operating Officer, Head of Financial Institutions Group	N/A

7

Richard D. Spencer***	Senior Vice President	N/A

Nancy A. Smith*	Secretary	N/A

*Principal Business address is Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 N. Greene Street, Greensboro, NC 27401

(c)        N/A

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the adviser, LIAC, 150 N. Radnor-Chester Road, Radnor, PA 19087 and 1300 South Clinton Street, Fort Wayne, Indiana 46802, as well as the Sub-Advisers at:

•	BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153;
•	BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809;
•	BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022;
•	BlackRock Investment Management, LLC 40 East 52nd Street, New York, New York 10022;
•	CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087;
•	Delaware Investments Fund Advisors, 2005 Market Street, Philadelphia, Pennsylvania 19103;
•	Dimensional Fund Advisors, LP, 6300 Bee Cave Road, Building One, Austin, TX 78746,
•	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906;
•	Franklin Advisory Services, LLC, 55 Challenger Road, Suite 501, Ridgefield Park, New Jersey 07660;
•	Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078;
•	Goldman Sachs Asset Management, L.P., 200 West Street, 15th Floor, New York, NY 10282,
•	Ivy Investment Management Company, 6300 Lamar Avenue, Shawnee Mission, KS 66201,
•	JPMorgan Investment Management Inc., 270 Park Avenue, New York, New York 10017;
•	Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111;
•	Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116;
•	Milliman Financial Risk Management LLC, 71 S. Wacker Drive, 31st Floor, Chicago, Illinois 60606;
•	Mondrian Investment Partners Limited, 80 Cheapside, London EC2V6EE;
•	Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660,
•	SSGA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111;
•	T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202;
•	Templeton Investment Counsel, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394;
•	Wellington Management Company, LLP 75 State Street, Boston, Massachusetts 02111, and
•	Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, California 91101;

and former Sub-Advisers at:

•	AQR Capital Management, LLC, Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830;
•	Cohen & Steers Capital Management, 280 Park Avenue, New York, New York 10017;
•	Columbia Management Investment Advisers, LLC, One Financial Center, Boston, Massachusetts 02111;
•	Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206;
•	Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660;
•	Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, and
•	UBS Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, New York 10019.

Also the Trust’s administrator, The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802; the Trust’s custodian, The Bank of New York Mellon, One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258; and the Trust’s accounting services provider, The Bank of New York Mellon, 135 Santilli Highway, Everett, Massachusetts 02149-1950 and/or 1735 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103.

Item 34. Management Services

Not applicable.

Item 35.            Undertakings

Not applicable.

8

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 188 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and State of Indiana, on this 30th day of April, 2018.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Jayson R. Bronchetti
Jayson R. Bronchetti President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on April 30, 2018.

Signature	Title

/s/ Ellen Cooper* Ellen Cooper	Chairman of the Board and Trustee

By: /s/ Jayson R. Bronchetti Jayson R. Bronchetti	President (Principal Executive Officer)

By: /s/ William P. Flory, Jr. William P. Flory, Jr.	Chief Accounting Officer (Principal Accounting Officer and Principal Financial Officer)

/s/ Steve A. Cobb* Steve A. Cobb	Trustee

/s/ Elizabeth S. Hager* Elizabeth S. Hager	Trustee

/s/ Gary D. Lemon* Gary D. Lemon	Trustee

/s/ Thomas A. Leonard* Thomas A. Leonard	Trustee

/s/ Charles I. Plosser*** Charles I. Plosser	Trustee

/s/ Thomas D. Rath* Thomas D. Rath	Trustee

/s/ Pamela L. Salaway* Pamela L. Salaway	Trustee

/s/ Kenneth G. Stella* Kenneth G. Stella	Trustee

/s/ David H. Windley* David H. Windley	Trustee

/s/ Nancy B. Wolcott** Nancy B. Wolcott	Trustee

By: /s/ Jayson R. Bronchetti Jayson R. Bronchetti	Attorney-in-Fact

*	Pursuant to a Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 178 (File No. 33-70742) filed on April 28, 2017.
**	Pursuant to a Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 180 (File No. 33-70742) filed on November 30, 2017.
***	Pursuant to a Power of Attorney incorporated herein by reference to Post-Effective Amendment No. 181 (File No. 33-70742) filed on January 4, 2018.